UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05346 )

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: December 31, 2006

Date of reporting period: January 1, 2006—December 31, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

THIS PAGE LEFT BLANK INTENTIONALLY

Annual report for
Putnam Variable Trust

FOR THE 12 MONTHS ENDED DECEMBER 31, 2006

Putnam Investments is pleased to provide this annual report for shareholders of Putnam Variable Trust, a variable annuity offering you access to 28 different funds and a wide range of investment choices. Putnam Variable Trust funds are the underlying investments for the Hartford Capital Manager subaccounts.

As you may have heard recently, Putnam has announced that it will be acquired by a subsidiary of Power Financial Corporation, one of Canada’s largest financial services firms. The transaction is expected to close by the middle of the year. Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. The Trustees of the Putnam Funds have been actively involved through every step of the discussions and recommend approval of the transaction by Putnam’s fund shareholders. They will also continue to oversee the Putnam funds on your behalf.

Report from Putnam Management

During 2006, global asset markets generally prospered, with the notable exceptions of housing and, in the second half of the year, commodities. Equities posted their fourth straight calendar year of gains. Surprising many observers, the rally in stocks not only continued but also intensified in the course of the year, resulting in substantial and broadly based gains.

Putnam Management’s outlook for 2007 is essentially positive; the team believes that all the key drivers that have propelled the capital markets over the past four years should continue to do so in the coming year. In the team’s opinion, those drivers include: prudent use of robust corporate profits, abundant liquidity, supportive global economic conditions, a shrinking supply of publicly traded stocks and rising demand for equities from individual investors.

The current market environment appears benign, but relatively fragile. However, several concerns do exist with regard to possible adverse developments. One is that the prolonged rally in capital markets, together with ample liquidity, has caused investors to accept ever-shrinking rewards for taking on risk. For example, at the end of 2006, corporate bonds, which are considered relatively high-risk, were yielding only slightly more than top-rated government bonds, while the earnings streams of small, emerging companies were valued almost as highly as those of blue chips. The recent flood of private money into more speculative investment strategies — often relying mostly on borrowed funds — is a key reason that the rewards for taking risk have been shrinking throughout the world’s financial markets. Yet another potential worry is a scenario in which all asset classes decline in unison — a possibility since their returns have become more closely correlated. Finally, today’s market environment has been shaped by abundant and cheap money; consequently, an event causing major contraction in liquidity would have the most pervasively negative effects on global capital markets today. The likeliest source of such an event would be a rise in the interest rates or currencies of low-interest-rate countries with capital surpluses, notably Japan and Switzerland, where aggressive investors now borrow cheaply in order to buy higher-risk, potentially higher-returning assets elsewhere.

At this point, it appears unlikely that a rapid reduction in the currently abundant supply of capital is on the horizon. Nevertheless, in Putnam Management’s opinion, investors should give careful consideration to strategies that may provide stability in this type of scenario, such as exposure to cash, to currencies other than the weakening U.S. dollar, and the use of active investment strategies that rely on manager skill rather than market appreciation.

EQUITIES

► United States Despite the stock market’s strength in 2006, investors remained preoccupied with inflation and interest-rate increases. Shortened investor time horizons and heightened risk aversion created an adverse environment for growth stocks, and value-style equities continued to outperform. However, relatively tame inflation data and an August pause in the Federal Reserve’s (the Fed’s) program of interest-rate increases helped to alleviate investors’ concerns. Many large-capitalization growth companies were rewarded in the ensuing rally, which continued through December. The sustained market run-up was fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. Putnam Management believes neither of these conditions is likely to change dramatically in the near future. Therefore, continued market appreciation appears likely, although it is not expected to occur without some interruptions.

► International Japan led other international markets early on, but European markets delivered stronger results and far outpaced Japan for the year overall. European stock market leadership reflected ongoing productivity improvements in the region’s corporate sector as well as a wave of takeover and merger activity. Emerging markets finished the year ahead of most developed markets. While we believe that fundamentals across the emerging markets remain favorable, it is important to be mindful of the fact that these markets are highly vulnerable to any potential downturn in global economic conditions. Therefore, Putnam Management currently favors developed markets, which enjoy superior liquidity as well as strong fundamentals, over emerging markets.

FIXED INCOME

► United States For much of 2006, the Fed continued its program of raising short-term interest rates, pausing in August, but retaining its stated bias toward raising rates if inflationary pressures were to become too strong. For the year as a whole, yields rose across the yield curve, with shorter-term yields rising slightly more than longer-term yields. Corporate bonds, mortgage-, and asset-backed securities performed well, spurred by investor appetite for the higher yields these securities offered in comparison to lower-risk instruments such as Treasuries. In Putnam Management’s view, investors are too optimistic about the prospects for Fed interest-rate cuts in coming months. We believe that while rates will probably be kept steady in the near term, the Fed is as likely to raise rates as it is to cut them later in the year. As this report was being written, economic data appeared to be strengthening — an indication that the softness in housing and autos may not be seriously hampering the economy as had been feared. Strong global growth and a weaker dollar have fostered U.S. exports, while inflation has been hovering at or above the Fed’s target ceiling.

Report from Putnam Management (Continued)

► International The global trend favoring higher-risk asset classes prevailed last year not only with regard to stocks, but also in fixed-income markets, as emerging markets debt, corporate bonds, and other higher-risk sectors all fared well. Overall, non-U.S. government bond markets outperformed their U.S. counterparts. Interest rates outside the United States were generally on the upswing and, as the economies of continental Europe and Japan continue to gain steam, it seems unlikely that central banks there will initiate rate cuts in the near future. Regarding currency, the U.S. dollar fluctuated against major currencies, but generally weakened by year-end.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change. Past performance is not a guarantee of future results. Indexes mentioned are used as broad measures of market performance. It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Total return at net asset value (as of 12/31/06)
			5 years			10 years		Life
Putnam VT — Class IA shares	Inception Date	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized

American Government Income Fund	2/1/00	3.51%	20.16%	3.74%	—	—	43.91%	5.40%

Capital Appreciation Fund	9/29/00	12.61	36.44	6.41	—	—	6.70	1.04

Capital Opportunities Fund	5/1/03	15.52	—	—	—	—	96.93	20.30

Discovery Growth Fund	9/29/00	11.30	20.68	3.83	—	—	-39.90	-7.81

Diversified Income Fund	9/15/93	6.60	54.10	9.03	72.57	5.61	119.15	6.08

Equity Income Fund	5/1/03	19.15	—	—	—	—	71.72	15.89

The George Putnam Fund of Boston	4/30/98	12.23	36.14	6.36	—	—	55.61	5.23

Global Asset Allocation Fund	2/1/88	13.04	41.70	7.22	87.49	6.49	386.51	8.72

Global Equity Fund	5/1/90	23.50	54.79	9.13	87.46	6.49	255.89	7.92

Growth and Income Fund	2/1/88	16.19	41.57	7.20	109.05	7.65	674.77	11.43

Growth Opportunities Fund	2/1/00	8.75	0.99	0.20	—	—	-46.37	-8.61

Health Sciences Fund	4/30/98	3.06	18.99	3.54	—	—	40.15	3.97

High Yield Fund	2/1/88	10.60	60.05	9.86	73.76	5.68	346.40	8.23

Income Fund	2/1/88	4.83	27.46	4.97	70.48	5.48	259.66	7.00

International Equity Fund	1/2/97	28.04	78.31	12.26	—	—	183.67	11.00

International Growth and Income Fund	1/2/97	27.63	111.45	16.16	—	—	181.52	10.91

International New Opportunities Fund	1/2/97	26.42	97.04	14.53	—	—	102.75	7.33

Investors Fund	4/30/98	14.24	36.77	6.46	—	—	27.62	2.85

Mid Cap Value Fund	5/1/03	15.32	—	—	—	—	94.09	19.82

Money Market Fund	2/1/88	4.66	10.96	2.10	42.01	3.57	129.33	4.49

New Opportunities Fund	5/2/94	8.82	22.80	4.19	65.01	5.14	184.97	8.62

New Value Fund	1/2/97	16.29	60.54	9.93	—	—	155.28	9.83

OTC & Emerging Growth Fund	4/30/98	12.67	22.59	4.16	—	—	-25.28	-3.31

Research Fund	9/30/98	11.63	24.07	4.41	—	—	51.12	5.13

Small Cap Value Fund	4/30/99	17.57	96.29	14.44	—	—	199.72	15.39

Utilities Growth and Income Fund	5/4/92	27.40	60.93	9.98	113.92	7.90	266.74	9.27

Vista Fund	1/2/97	5.72	31.23	5.59	—	—	89.05	6.58

Voyager Fund	2/1/88	5.71	8.75	1.69	75.97	5.81	622.31	11.02

During portions of the periods shown, all funds limited expenses, without which returns would have been lower.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

PERFORMANCE SUMMARY

Total return at net asset value (as of 12/31/06)
			5 years			10 years		Life
Putnam VT — Class IB shares	Inception Date	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized

American Government Income Fund	2/1/00	3.22%	18.64%	3.48%	—	—	41.68%	5.17%

Capital Appreciation Fund	9/29/00	12.32	34.68	6.14	—	—	5.05	0.79

Capital Opportunities Fund	5/1/03	15.21	—	—	—	—	95.12	20.00

Discovery Growth Fund	9/29/00	11.07	19.12	3.56	—	—	-40.80	-8.04

Diversified Income Fund	4/6/98	6.29	52.07	8.74	68.71	5.37	113.13	5.86

Equity Income Fund	5/1/03	18.93	—	—	—	—	70.19	15.61

The George Putnam Fund of Boston	4/30/98	12.02	34.52	6.11	—	—	52.96	5.03

Global Asset Allocation Fund	4/30/98	12.86	40.57	7.05	85.30	6.36	374.53	8.58

Global Equity Fund	4/30/98	23.22	52.81	8.85	83.69	6.27	245.19	7.72

Growth and Income Fund	4/6/98	15.91	39.85	6.94	104.85	7.43	649.46	11.24

Growth Opportunities Fund	2/1/00	8.55	-0.23	-0.05	—	—	-47.22	-8.83

Health Sciences Fund	4/30/98	2.79	17.55	3.29	—	—	37.71	3.76

High Yield Fund	4/30/98	10.52	58.03	9.58	70.51	5.48	332.54	8.05

Income Fund	4/30/98	4.52	25.87	4.71	67.13	5.27	248.13	6.82

International Equity Fund	4/30/98	27.72	76.19	11.99	—	—	178.08	10.77

International Growth and Income Fund	4/6/98	27.22	108.76	15.86	—	—	176.21	10.70

International New Opportunities Fund	4/30/98	26.13	94.68	14.25	—	—	98.85	7.12

Investors Fund	4/30/98	13.93	35.15	6.21	—	—	25.30	2.64

Mid Cap Value Fund	5/1/03	15.06	—	—	—	—	92.42	19.54

Money Market Fund	4/30/98	4.39	9.58	1.85	39.36	3.37	125.88	4.40

New Opportunities Fund	4/30/98	8.56	21.22	3.92	61.57	4.91	178.01	8.41

New Value Fund	4/30/98	16.01	58.55	9.66	—	—	150.39	9.62

OTC & Emerging Growth Fund	4/30/98	12.40	21.04	3.89	—	—	-26.61	-3.51

Research Fund	9/30/98	11.41	22.58	4.16	—	—	48.42	4.90

Small Cap Value Fund	4/30/99	17.29	93.79	14.15	—	—	194.49	15.13

Utilities Growth and Income Fund	4/30/98	27.03	58.92	9.71	109.78	7.69	257.10	9.07

Vista Fund	4/30/98	5.45	29.63	5.33	—	—	85.47	6.38

Voyager Fund	4/30/98	5.43	7.41	1.44	72.46	5.60	598.73	10.83

During portions of the periods shown, all funds limited expenses, without which returns would have been lower.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Putnam VT American Government Income Fund

INVESTMENT OBJECTIVE
High current income with preservation of capital as a
secondary objective

PORTFOLIO
U.S. Treasury securities, government agency mortgage-backed securities and high-quality private mortgage-backed and asset-backed securities

NET ASSET VALUE	December 31, 2006
Class IA	$11.38
Class IB	$11.34

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader. Rob Bloemker and Daniel Choquette are the Portfolio Members. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Throughout 2006, the U.S. economy was largely resilient in the face of higher commodity prices, increases in the federal funds rate, rising inflationary pressures and a housing market that leveled off and created anxiety for investors. In this environment, U.S. Treasury bond yields first rose steadily and then reversed course. Your fund management team’s cautious approach to interest-rate exposure enabled Putnam VT American Government Income Fund to deliver a modest positive return. For the 12-month period ended December 31, 2006, the fund’s class IA shares had a total return of 3.51% at net asset value.

The Fed continued its program of raising short-term interest rates through the first seven months of the year. It paused in August, but retained its stated bias toward raising rates if infla-tionary pressures were to become too strong. For the period as a whole, yields rose across the yield curve (a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity), with shorter-term yields rising slightly more than longer-term yields. As a result, shorter- and longer-term rates converged somewhat and the yield curve flattened slightly. Mortgage- and asset-backed debt instruments performed well, spurred by investor appetite for the higher yields these securities offered in comparison to lower-risk instruments such as Treasuries.

In keeping with its secondary objective of capital preservation, management kept the fund’s duration (a measure of interest-rate sensitivity) relatively short throughout the period. Since bond prices move in the opposite direction of interest rates, this helped performance in the first half of the year when longer-term rates were rising, but detracted from results during the second half when rates declined. In terms of sector allocations, the fund’s Treasury holdings benefited performance, as did the team’s preference for mortgage-backed securities (MBS) over agencies. The team’s preference for more-liquid Fannie Maes over Ginnie Maes and Freddie Macs also aided returns. The team’s emphasis on longer-maturity MBSs benefited performance for most of the period, as did its preference for older, more seasoned securities. Management’s emphasis on lower-coupon rather than premium-coupon MBSs detracted, while the fund’s position in collateralized mortgage obligations performed reasonably well over the year. The MBS allocation was trimmed midway through the year, based on high valuations.

Fund management believes this is a time for caution, as many investors are still favoring higher-risk, lower-rated investments in order to obtain higher yields, and the Fed is still concerned about a resurgence in inflation based on higher commodity prices and wages. Until these conditions change, the team plans to keep the fund’s duration relatively short in order to reduce the impact rising interest rates could have on the portfolio’s value.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Capital Appreciation Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	December 31, 2006
Class IA	$9.62
Class IB	$9.53

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core and U.S. Small-and Mid-Cap Core teams. James Wiess is the Portfolio Leader. Richard Cervone, and Joseph Joseph are the Portfolio Members. During the year ended December 31, 2006, James Yu left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Midway through 2006, investors’ concerns about inflation, high commodity prices, and consumer and housing weakness abated. Driving this shift in investor sentiment were perceptions that inflation would moderate and a “soft landing” for the economy appeared more likely. Fund management’s long-term valuation investment approach benefited performance as undervalued equities rebounded dramatically in the latter part of the period. As a result, Putnam VT Capital Appreciation Fund’s class IA shares returned 12.61% at net asset value for the 12-month period ending December 31, 2006.

The largest contributor to the fund’s returns was Las Vegas Sands. Fund management believes this company’s growth potential is centered on its operations in Macau, China, where it plans further expansion. Believing the stock’s risk/reward characteristics had become less attractive, the team sold the position at a substantial gain. Share prices of Steel Dynamics and AK Steel appreciated as steel prices and profitability rose due to global demand. Harley-Davidson benefited returns as improved earnings and solid sales in the latter half of the year raised investor confidence in the company. Microsoft also boosted fund performance for the period. The team established a significant position in the spring after a steep price decline, believing the stock price was well below fair value, and later trimmed the position as the stock rallied close to our assessment of its fair value.

Detractors from fund performance included Capital One Financial, whose stock price declined because of investor skepticism about the company’s new banking strategy and disappointing earnings. However, fund management believed bank ownership likely to boost the firm’s growth prospects and reduce risks and added to the position over the year. Share prices of Dell faltered because of disappointing sales and reduced profit margins. Trimmed after a rebound, the stock was still held at period-end, as the team believed Dell’s stock price was still below fair value.

Weakness in eBay’s core listings and growth slowed by global competition also muted fund performance. Boston Scientific continued to suffer from slowed growth and leaner profits due to product quality questions and the possible health risks of its stent product. The team trimmed the eBay position and sold the Boston Scientific position, believing their risk/reward characteristics had become less attractive during the period. Management added to the Home Depot position on price weakness resulting from investor concern about the housing letdown and executive management controversy.

Although this fund follows a bottom-up stock selection strategy that focuses on individual stocks rather than sectors, the team has observed that mispriced opportunities tend to cluster in particular market sectors. Currently, management finds opportunities in financial and consumer cyclical stocks, sectors in which we believe investor fears of an economic slowdown are depressing the values of many high-quality companies.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Capital Opportunities Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of small and midsize companies, selected on the basis of management’s perception of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	December 31, 2006
Class IA	$17.15
Class IB	$17.04

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. John Ferry, Gerald Moore and Franz Valencia are the Portfolio Members. During the year ended December 31, 2006, Portfolio Member Tinh Bui left the fund’s management team and Franz Valencia joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The U.S. stock market finished 2006 on a strong footing, with the rally that began in July continuing through the end of the year. The small and midsize-company stocks that make up the bulk of Putnam VT Capital Opportunities Fund’s portfolio delivered solid returns, and astute stock selection across a number of sectors helped boost fund performance. For the 12 months ended December 31, 2006, your fund’s class IA shares posted a total return of 15.52% at net asset value.

Throughout the year, the management team maintained its disciplined strategy of targeting companies believed to have sound business models and steadily growing cash flows. The team focuses on stocks whose current prices do not appear to reflect the company’s fundamental, long-term value, and strives to take advantage of situations in which a stock becomes overvalued or undervalued as a result of short-term factors.

During the recent period, stock selection in the capital goods, basic materials, technology, and health-care sectors contributed significantly to fund performance. Strong demand, especially in the first half of the year, drove up the stock price of AK Steel, which produces low-carbon, flat-rolled steel and aluminum coated stainless steel, as well as Steel Dynamics, which reprocesses used steel and also benefited from low scrap metal prices. Small industrial equipment-maker Terex Corporation was another top performer; management took profits and sold this position midway through the fiscal year. Data storage company Brocade Communications and business software provider BMC Software were also major contributors to results, as was Manor Care, a national operator of elder care and assisted living facilities. The team sold the Manor Care and BMC Software positions before year-end to realize profits.

As in any well-diversified portfolio, some holdings disappointed. One of the top detractors for the period was Career Education Corporation, which provides post-secondary education services in the United States and other countries. The company suffered a decline in enrollment and experienced some accreditation concerns, although management believes these are short-term challenges to a fundamentally strong business. Another disappointment was iPod components maker Portalplayer. The stock declined due to uncertainty about the company’s relationship with primary customer Apple Computer. The team sold this position in July. The stock of housing materials maker Georgia Gulf Corporation also declined amid the housing market slowdown, while generic drug-maker Watson Pharmaceutical’s stock declined in the face of pricing pressures.

In coming months, management will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time. Regardless of what direction the market takes, the team will remain focused on the particular merits of individual stocks, a bottom-up approach that management believes will best serve investors’ long-term goals.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Discovery Growth Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Stocks of small, midsize, and large companies that management believes offer above-average growth potential

NET ASSET VALUE	December 31, 2006
Class IA	$6.01
Class IB	$5.92

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader. Robert Ginsberg and Raymond Haddad are the Portfolio Members. During the year ended December 31, 2006, there were no changes in your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

For much of 2006, investor worries about inflation and interest rates hampered stock market performance. These concerns were alleviated in August by moderated inflation and the Fed’s pause in its program of interest-rate increases. Although value-style equities outperformed growth stocks during the annual period, fund management’s stock selection expertise enabled Putnam VT Discovery Growth Fund’s class IA shares to return 11.30% at net asset value for the 12 months ended December 31, 2006.

The team’s bottom-up stock selection process produced top contributors from a diverse array of sectors. Basic materials holding Agnico Eagle Mines prospered based on supply/demand imbalances in the gold market. Also aiding returns were shares of global commercial real estate broker CB Richard Ellis Group, which benefited from its robust domestic business. Shares of Veritas DGC rose during the period as the company was acquired and demand for its oil exploration technology grew. Share value of Las Vegas Sands rose on the strength of its Las Vegas casino and its current and anticipated operations in Macau, China, and in Singapore. OfficeMax restructured its operations, which resulted in expanded profit margins. Unexpectedly robust demand for Cisco’s telecom equipment and servers drove its stock higher in August.

Disappointing results came from Hospira, a specialty pharmaceutical manufacturer whose inaccurate expense forecasts resulted in missed earnings. The position was reduced but not eliminated as the team believed the stock was attractively valued and still had growth potential. Technology holdings also muted returns. Lower-than-expected demand for digital and audio file compression technology caused Zoran’s sales to underperform. This position was eliminated. Online auctioneer eBay’s core listings and growth were slowed by global competition, while Dell faltered because of disappointing sales and reduced profit margins. The team slightly trimmed exposure to eBay and Dell but maintained the positions based on continued confidence in the fundamental strength of these companies’ businesses.

Management considers the sustained market rally in the second half of 2006 to have been fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. The team believes these conditions are unlikely to change dramatically in the near future and consequently expects to see continuing appreciation potential in the market. Moreover, management anticipates that the ongoing and gradual transition of leadership to larger and more growth-oriented companies will persist into 2007. While it seems unlikely that stocks will rally without interruption, as they did in recent months, it is the team’s opinion that the basis of the bull market remains intact.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam VT Diversified Income Fund

INVESTMENT OBJECTIVE
As high a level of current income as management believes consistent with preservation of capital

PORTFOLIO
The fund invests across all sectors of the global bond markets and across the credit spectrum

NET ASSET VALUE	December 31, 2006
Class IA	$8.89
Class IB	$8.78

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are the Portfolio Members. During the year ended December 31, 2006, there were no changes in your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Rising short-term interest rates in the United States and most foreign countries led to higher yields on fixed-income instruments. Since bond prices move in the opposite direction from interest rates, this meant a trend toward lower prices for most government bonds over the past 12 months. Rates overseas moved higher than in United States, due to higher-than-anticipated economic growth rates in Japan and many European countries. A conservative posture with regard to both duration — a measure of interest-rate sensitivity — and credit risk allowed Putnam VT Diversified Income Fund to deliver positive performance while maintaining a high-quality portfolio. For the 12 months ended December 31, 2006, the fund’s IA shares returned 6.60% at net asset value.

Investment valuations in the various fixed-income sectors remained quite tight throughout the period. Despite this, worldwide economic expansion and robust demand for commodities stimulated investor appetite for yield and led emerging-market and lower-rated bonds, including uninsured and non-rated bonds, to perform well. Mortgage- and asset-backed debt instruments also demonstrated strength, spurred by investors’ preference for the higher yields these securities offered in comparison to lower-risk instruments such as Treasuries.

During the recent period, management believed that rising interest rates and historically narrow yield spreads, or differences, between higher and lower-risk instruments made it prudent for the fund to keep a relatively defensive posture with regard to credit risk. This strategy raised portfolio quality and generally helped performance, but slightly limited participation toward the end of the period, when lower-quality bonds rallied. The fund’s reduced exposure to corporate and emerging-market debt hindered returns, but this was offset somewhat by the strength of its securitized bond sector holdings, in particular, commercial mortgage-backed securities, which generally offer higher quality and a more diversified credit exposure than corporate and emerging-market debt. Management’s emphasis on high-quality, asset-backed securities backed by manufactured housing and home equity loans also contributed positively to performance.

In coming months, your fund’s management will continue its pursuit of income-generating opportunities throughout the fixed-income universe. As global growth appears poised to remain strong while the path of U.S. growth seems more uncertain, management believes this emphasis on diversification and individual security selection has the potential to deliver rewarding results in 2007.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Equity Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily stocks of mature, large-sized companies that pay
regular dividends

NET ASSET VALUE	December 31, 2006
Class IA	$15.87
Class IB	$15.79

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. Bartlett Geer is the Portfolio Leader. Kevin Cronin and Austin Kairnes are the Portfolio Members. During the year ended December 31, 2006, Portfolio Member Jeanne Mockard left the fund’s management team to focus on other responsibilities at Putnam and Austin Kairnes joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Stocks posted solid gains over the past 12 months, despite rising interest rates and investor concerns surrounding instability in Iraq, the mid-term elections in November, and signs that the economy may be softening. Putnam VT Equity Income Fund delivered solid returns, deriving performance from a number of key holdings. For the 12 months ended December 31, 2006, the fund’s IA shares provided a total return of 19.15% at net asset value.

Individual stock selection is the primary component of your fund’s management strategy. Typically, the team makes relatively modest shifts to sector weightings over time in an effort to enhance returns. Toward the end of the period, management modified the fund’s stock-ranking model to place a greater emphasis on yield with the goal of increasing the portfolio’s dividend income while maintaining its appreciation potential. Management also redefined yield to include not only dividend payouts but also shareholder-friendly actions such as share repurchases and debt retirement. Putnam research shows that companies that take these steps are more likely to increase their long-term value for shareholders.

During the period, the difference in valuations between traditional value stocks — stocks that the market currently undervalued but are poised for positive revaluation — and other stocks management characterizes as “growth at a reasonable price” (GARP) stocks was so small as to make GARP stocks more suitable for the portfolio. These stocks often have slightly higher growth rates than value stocks and company earnings tend to be less sensitive to cyclical downturns. Investment banking and manager/broker of mutual funds and GARP holding Goldman Sachs Group was one of the largest contributors to fund returns. Other top performers over the period included diversified energy company Marathon Oil and aerospace and defense contractor Lockheed Martin.

Inevitably, some holdings did not perform as well as management had hoped, and these included two other GARP stocks. Intel’s stock declined in value as the company lost market share to competitor Advanced Micro Devices, although management still believes the stock has performance potential. The stock of credit card company Capital One Financial also detracted from portfolio returns following the acquisition of two relatively large banks, and the fund continues to trim this position. Lack of exposure to communication services companies AT&T and BellSouth at the time their merger was announced, also dampened fund performance, as did a lack of presence in REIT stocks, which performed quite well despite the deteriorating housing market.

In coming months, management plans to increase its focus on GARP stocks of large companies that offer attractive dividends, believing they currently offer better valuations and performance potential than more traditional deeper value stocks.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Putnam VT The George Putnam Fund of Boston

INVESTMENT OBJECTIVE
Balanced investment producing both capital growth and current income

PORTFOLIO
Value-oriented stocks of large companies and government, corporate and mortgage-backed and asset-backed bonds

NET ASSET VALUE	December 31, 2006
Class IA	$12.47
Class IB	$12.40

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader. Jeffrey Knight and Raman Srivastava are the Portfolio Members. During the year ended December 31, 2006, Portfolio Members Michael Abata and Kevin Cronin left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

U.S. stock and bond markets finished 2006 on an up note, although the path to strong performance had faltered along the way. Stocks rallied in the period’s early months, only to retrench for a few months before climbing again from July through year-end. Bonds endured the challenge of rising interest rates for most of the period, with lower-rated bonds, mortgage- and asset-backed debt instruments posting the strongest performance as investors favored the higher yields they offered. Put-nam VT George Putnam Fund’s performance benefited from strong stock selection in a number of sectors and a defensive, or short, duration strategy in its bond portfolio. For the 12 months ended December 31, 2006, the fund’s IA shares posted a total return of 12.23% at net asset value.

Your fund’s management kept the portfolio’s allocation to fixed-income instruments at 40% throughout the period. In anticipation of a continued rise in interest rates, which move in the opposite direction as bond prices, the team maintained a short duration profile for the portfolio. This strategy reduced the fund’s interest-rate sensitivity and generally helped performance, but slightly limited participation in the rally at year-end. The fund’s reduced exposure to corporate and emerging-market debt also hindered returns, but was offset somewhat by strength from securitized bond holdings, including commercial mortgage-backed securities and asset-backed securities.

The fund’s 60% allocation to stocks was diversified among a number of industries including technology, transportation, basic materials, and financials. The portfolio’s strongest contributors included American Airlines, a subsidiary of AMR Corp., which benefited along with most airline stocks from the announced Delta-U.S. Air merger. In technology, software giant Oracle performed very well and was sold before period-end, in financials, Goldman Sachs and Morgan Stanley were top contributors, and in basic materials, copper mining company Phelps Dodge benefited from strong commodity pricing to deliver superior performance. Disappointments included consumer finance company holding Capital One Financial and insurance company Everest Reinsurance. Another detractor from performance was the fund’s lack of exposure to communication services companies AT&T and BellSouth at the time that their merger was announced, since it did not benefit from the resulting price increases. The fund also did not have a significant presence in REIT stocks, which performed quite well despite the deteriorating housing market.

Looking ahead, your fund’s management will continue to seek stock selection opportunities across a broad range of industries. The team expects to keep the bond portfolio conservatively positioned in its efforts to preserve principal should the Fed resume raising interest rates.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations. The fund may have a significant portion of its holdings in bonds. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Putnam VT Global Asset Allocation Fund

INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital

PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond and cash investments

NET ASSET VALUE	December 31, 2006
Class IA	$16.50
Class IB	$16.54

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. Robert Kea and Robert Schoen are the Portfolio Members. During the year ended December 31, 2006, there were no changes in your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

With the notable exceptions of housing and, in the year’s second half, commodities, global asset markets generally prospered in 2006, and equities posted their fourth consecutive calendar year of gains. While bond performance in general was not as strong — investment-grade returns were modest — the higher-risk sectors of the fixed-income market, such as high-yield and emerging market bonds, delivered robust returns. In this favorable environment, Putnam VT Global Asset Allocation Fund’s class IA shares returned 13.04% at net asset value for the 12 months ending December 31, 2006.

Developed market stocks outside the United States outperformed U.S. equities during the period, while emerging market equities outperformed developed market stocks in 2006. Equities overall outperformed bonds. The management team’s active, bottom-up stock selection within U.S. and non-U.S. equities aided fund returns throughout the year. Management shifted the fund’s overweight cash position into fixed-income investments in the second half of 2006, as the outlook for that asset class became more positive. This shift, and the team’s decision to overweight emerging markets equities until the last week of 2006 were also positive contributors to fund returns. In addition, as the dollar weakened, partial currency hedges on foreign holdings, which are used as part of the team’s risk management strategy, modestly detracted from performance.

The fund’s top contributors included both U.S. and overseas holdings. Stock of Arcelor, a French steel company, gained value due to its acquisition by London-based Mittal Steel. Another top contributor was Man Group, a British financial services company, gaining 65% in 2006. Terex, a U.S.-based heavy equipment manufacturer, benefited from global demand for the exploration and transport of energy and raw materials. Steel producer Nucor’s stock price gained with the rebound in the consolidating steel industry. Retailer American Eagle Outfitter’s earnings growth increased from sales of its casual apparel through a growing chain of profitably managed stores. On the negative side, semiconductor manufacturers Intel and Advanced Micro Devices’ share values declined because of competitive price cutting. Both positions remained in the portfolio at period-end.

Management’s outlook for the coming year is essentially positive; the team believes that all the key drivers that have propelled asset markets in general, and equities in particular, over the past four years should continue to do so in the coming year. In the team’s opinion, those drivers include: prudent use of robust corporate profits, abundant liquidity, supportive global economic conditions, a shrinking supply of publicly traded stocks and rising demand for equities from individual investors.

The fund can invest in international investments which involve risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund can also have a significant portion of its assets in bonds. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Putnam VT Global Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
An internationally diversified common stock portfolio of mainly large and midsize companies

NET ASSET VALUE	December 31, 2006
Class IA	$13.68
Class IB	$13.57

MANAGEMENT TEAM

The fund is managed by the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader. Bradford Greenleaf is the Portfolio Member. During the year ended December 31, 2006, Portfolio Members Mark Bogar and David Gerber left the fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Global stock markets, both developed and emerging, generally posted double-digit gains for 2006. Business conditions were supportive, as many economies grew at a robust rate. Putnam VT Global Equity Fund’s performance reflects the strength of holdings in a number of different countries and industrial sectors; astute stock selection was the key to solid results. For the 12 months ended December 31, 2006, the fund’s IA shares tallied a total return of 23.50% at net asset value.

Japan led other international markets early on, but European markets delivered stronger results and outpaced Japan for the year overall. European stock market leadership reflected ongoing productivity improvements in the region’s corporate sector as well as a wave of takeover and merger activity. Emerging markets finished the year ahead of most developed markets. In terms of sectors, utilities, basic materials, communications services, and financials delivered some of the best results. Although turning in positive performance, U.S. stocks trailed the other markets based on a weak dollar and rising interest rates.

In managing your fund’s portfolio, management focuses first and foremost on stock selection. Buy and sell decisions influence the portfolio’s country and sector weightings rather than any top-down analysis of sector or market conditions. During the recent period, the team took advantage of numerous investment opportunities created by rising global demand for resources. The industrial development and urbanization occurring in the emerging markets has stimulated demand for resources including energy and basic materials. Holdings in all these sectors made major contributions to fund returns over the period. Australian zinc mining company Zinifex (sold before period-end) was a top contributor, as were U.S.-based Marathon Oil, South Korean steel company POSCO, and Canadian metals and mining company Teck Cominco. The fund also enjoyed robust returns from the Japanese company Suzuki Motors, which benefited from growing demand for scooters, smaller motorcycles, and fuel-efficient cars; China Netcom, a fixed-line telecommunications company in Hong Kong whose new mobile services drove the company’s growth; and U.S. investment banker/brokerage firm Goldman Sachs.

Stock selection in communications and conglomerates detracted from portfolio returns. U.S.-based Sprint Nextel experienced lower-than-expected subscriber growth, although management believes these problems are short-term. Japanese general trading company Mitsubishi also lost value. Other top detractors included American biotechnology holding Amgen, American bank Capital One, and American oil refiner Valero.

Looking ahead, it appears that today’s relatively benign macroeconomic backdrop of low valuations and solid economic growth has the potential to permit continued stock gains, as investors acknowledge record levels of corporate profitability around the world. Indeed, management sees myriad opportunities and will continue to build a portfolio diversified across global markets and sectors.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily common stocks of mature, financially strong, dividend-paying very large companies across an array of industries

NET ASSET VALUE	December 31, 2006
Class IA	$29.54
Class IB	$29.36

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. Joshua Brooks and Eric Harthun are the Portfolio Leaders. David L. King is the Portfolio Member. During the year ended December 31, 2006, Portfolio Leader Hugh Mullin and Portfolio Member Christopher Miller left the fund’s management team, Portfolio Member Joshua Brooks was named Portfolio Leader, and Eric Harthun joined the team as co-Portfolio Leader. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Overall, stocks registered solid gains for 2006, although the year was not without its rough spots. Following a strong start in the first quarter of 2006, stocks corrected sharply through midsummer as investors focused on myriad concerns including the ongoing war in Iraq; unrest in the Middle East; a weakening housing market; and signs of a potential U.S. economic slowdown. An August pause in the Fed’s multi-year policy of raising short-term interest rates helped solidify a more positive mood among investors, and stock prices began to climb again. Careful stock selection across a wide range of industries led Putnam VT Growth and Income Fund to solid performance, with class IA shares returning 16.19% at net asset value for the 12 months ended December 31, 2006.

Throughout the year, the fund’s management team remained focused on individual stock selection, basing their buy and sell decisions largely on the relative attractiveness of specific stocks rather than macro-economic factors. As noted in the semian-nual report, the team reduced the overall number of portfolio holdings in the first six months of the period in order to increase its emphasis on stocks believed to offer the greatest potential returns. With fewer holdings, each can have a more meaningful effect on returns.

Management found many of the period’s most attractive opportunities within the health-care industries, and consequently increased the portfolio’s weighting in this defensive sector. Pharmaceutical holding Johnson & Johnson performed very well, although medical device manufacturer Boston Scientific detracted from performance. In the financial sector, Morgan Stanley, Gold-man Sachs, and Bear Stearns contributed significantly to results. Defense contractor Lockheed Martin was another top performer, benefiting from increases in overall defense spending in the United States and among foreign governments as well. The fund had moderate exposure to the utilities, telecom, and consumer staples sectors, because management believed stocks in these sectors had become somewhat overvalued.

Unfortunately, the decision to underweight the telecommunications sector detracted from returns, largely because it limited the fund’s ability to benefit from the merger of AT&T and BellSouth. Both stocks rose substantially after AT&T announced its plan to purchase BellSouth, but the portfolio included only a small position in AT&T. Similarly, the fund’s moderate exposure to Exxon did not allow it to realize the full benefits of the period’s high oil prices.

In the months ahead, management will continue to emphasize undervalued large-cap stocks that are positioned to provide both attractive dividend income and long-term capital appreciation. The team currently sees opportunities in a number of industries.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Putnam VT Growth Opportunities Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large companies believed to offer strong growth potential

NET ASSET VALUE	December 31, 2006
Class IA	$5.29
Class IB	$5.24

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth Team. Kelly Morgan and Robert Ginsberg are the Portfolio Leaders. During the year ended December 31, 2006, Portfolio Member Saba Malak left the management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

For much of 2006, investor worries about inflation and interest rates hampered stock market performance. These concerns were alleviated in August by moderated inflation and the Fed’s pause in its campaign of interest-rate increases. The adverse environment for growth stocks also reversed in August, with stocks of many large-capitalization growth companies rallying through December. In this environment, Putnam VT Growth Opportunities Fund’s class IA shares returned 8.75% at net asset value for the 12-month period ending December 31, 2006.

The management team uses a bottom-up, valuation-based stock selection process to invest predominantly in large U.S. companies believed to possess strong competitive advantages and underestimated growth and returns. Successful stock selection in the conglomerates, basic materials, and consumer cyclical sectors contributed to results for the period. Shares of Danaher, an industrial instruments and tool manufacturer, appreciated as the company continued to benefit from several acquisitions in the medical devices area. The team continued to avoid General Electric, believing its valuation was stretched. Basic materials holding Phelps Dodge, a copper producer, benefited from rising copper prices. Share value of consumer cyclical Las Vegas Sands rose on the strength of its Las Vegas property and its present and planned operations in Macau, China, and Singapore. Paint manufacturer Sherwin-Williams delivered strong sales results based on steady demand. Increased global issuance of corporate debt created robust demand for McGraw-Hill Companies’ bond ratings service.

Detractors from performance included health-care holdings Boston Scientific and St. Jude Medical, which both declined as growth in the cardiac device market slowed. Biotechnology firm Amgen’s failure to meet market expectations and the potential delay of a new osteoporosis drug raised concerns over the company’s future growth. Fund management liquidated the Boston Scientific position, but held St. Jude and Amgen, believing the valuations of these firms did not adequately reflect the sustainability of their growth prospects. Technology holdings eBay, whose forecasts for the year disappointed investors, Dell, whose faltering execution aided competitors, and Yahoo!, whose earnings estimates were not met, all muted fund returns. The team trimmed exposure to eBay and Dell but held the positions based on continued conviction in the fundamental strength of these companies’ businesses. However, the Yahoo! position was eliminated. EMC lowered its forecasts; however, the team retained confidence in its competitive strength and maintained the position.

At period-end, the team’s bottom-up stock selection process had yielded overweight exposures to the consumer cyclical, technology, and financial sectors, and underweight positions among consumer staple, communication services and utility stocks. Looking ahead, fund management anticipates improving appreciation potential for growth stocks, which have historically performed well in a slow and steady economy.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam VT Health Sciences Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of companies in the health sciences industries

NET ASSET VALUE	December 31, 2006
Class IA	$13.69
Class IB	$13.60

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Like the broader stock market, health-care stocks generally performed well overall in 2006. However, their performance lagged that of the general market. In addition to sharing the overall market concerns surrounding global unrest, an apparent slowdown in economic growth, and the potential effects of rising interest rates, health-care stocks endured additional volatility surrounding changes that investors thought might ensue from the outcome of November’s elections. In this environment, Put-nam VT Health Sciences Fund’s class IA shares provided a total return of 3.06% at net asset value for the 12 months ended December 31, 2006.

Performance of stocks within the health-care industries varied over the period. Stocks of managed care, medical technology, and biotechnology companies struggled while drug-company stocks were the strongest performers for the 12-month period. However, your fund’s management team found opportunities throughout the health-care sector. As always, the team took a bottom-up approach to stock selection, focusing on individual companies, the valuation of their stocks, and management’s assessment of their potential to deliver stronger performance than other companies in their industry.

During the period, many of the fund’s pharmaceutical company holdings benefited from the new Medicare prescription drug benefit plan that improved drug pricing and utilization. One of the fund’s largest holdings was Johnson & Johnson, a large, diversified health-care company whose pharmaceutical business drove the stock’s performance. Swiss pharmaceutical company Roche Holdings was another strong contributor to performance over the period.

Biotechnology holdings largely dampened fund returns over the period. A large position in Amgen Inc. detracted from performance as this company faced concerns about potential Medicare reimbursement cuts and the advent of a new drug that would compete with Epogen, its successful anemia drug. Biotechnology holding MedImmune Inc. also detracted from returns. Management continues to believe these stocks offer an attractive risk/reward tradeoff, and they remain in the portfolio.

The fund enjoyed strong performance from medical technology holdings, including hospital supplies companies Becton Dickin-son and Baxter, and managed health-care company Cigna. Disappointments in this area included St. Jude Medical and Boston Scientific. Both companies are involved in the manufacture of ICDs (implantable cardioverter defibrillators). Sales growth in this market slowed dramatically following the recall of several ICDs and pacemakers by Guidant in 2005 and 2006. As of the end of the period, St. Jude and Boston Scientific remained in the portfolio, as management believes the sluggish sales and recall concerns are short-term setbacks.

While the health-care marketplace may remain volatile in coming months as the new Congress sorts through Medicare spending issues, your fund’s management continues to see potential for attractive opportunities throughout the sector.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam VT High Yield Fund

INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital growth when consistent with achieving high current income

PORTFOLIO
Primarily high-yielding corporate bonds rated below investment-grade

NET ASSET VALUE	December 31, 2006
Class IA	$7.83
Class IB	$7.78

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed Income High Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher and Robert Salvin are the Portfolio Members. During the year ended December 31, 2006, Portfolio Member Geoffrey Kelly left the management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The high-yield bond market enjoyed a strong run during the past 12 months, driven by a rally in its lower-quality tiers, solid fundamentals, and a historically low default rate. Steady economic growth and supportive capital markets were conducive to healthy corporate earnings, which helped firms generate reliable cash flow and keep default rates down. While new bond issuance reached record levels, demand outpaced supply and led prices for high-yield bonds generally to rise. Putnam VT High Yield Fund capitalized on these favorable market conditions with successful security selection within the information technology, energy, and consumer products sectors. For the 12 months ended December 31, 2006, the fund’s class IA shares delivered a total return of 10.60% at net asset value.

Throughout the year, your fund’s management team sought to maintain the fund’s overall credit quality at a level that was relatively higher than the market. They took this course because the yield spread, or yield advantage, between high-yield issues and comparable Treasury securities remained relatively narrow, with the average high-yield bond priced above par, or face value.

During the past seven months, however, the team made temporary adjustments to the portfolio to take advantage of favorable market conditions and tactically increased investments in lower-quality issues. Management also initiated significant positions in transportation bonds, particularly in the finance companies of Ford Motor Company and General Motors, and added positions in deeply discounted bonds issued by the airlines, including Delta and Northwest. These moves helped performance.

Elsewhere, management also increased the fund’s exposure to bonds issued by companies in the energy sector. Top performers included XCL, Inergy, and Petrohawk. The team also increased exposure in information technology and paper and forest products, while reducing holdings in the building materials, media, and utilities sectors.

Looking ahead, the team believes that fundamentals for the high-yield market remain generally favorable, but considers it prudent to retain the fund’s defensive posture and its current focus on the higher-quality tiers of the market.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Income Fund

INVESTMENT OBJECTIVE
High current income consistent with what Putnam Management believes to be prudent risk

PORTFOLIO
Primarily mortgage- and asset-backed securities, investment-grade and high-yield corporate bonds and U.S. Treasury securities

NET ASSET VALUE	December 31, 2006
Class IA	$12.70
Class IB	$12.61

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader. Rob Bloemker, Kevin Murphy, and Raman Srivastava are the Portfolio Members. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Prompted by a slowing economy, a pause in the Fed’s program of interest-rate increases, and several other factors, the U.S. investment-grade bond market rallied modestly toward the end of 2006. The rally helped boost returns that had suffered from a negative environment throughout much of the year. Putnam VT Income Fund’s performance benefited from the management team’s defensive, or short, duration strategy amid rising interest rates. Investments from the securitized sectors also contributed positively to returns, while underweight positions in both corporate bonds and dollar-based emerging-market debt hurt performance. For the 12 months ended December 31, 2006, the fund’s class IA shares posted a total return of 4.83% at net asset value.

Following a string of 17 increases in the federal funds rate —including five that occurred during 2006 — the Fed suspended its credit-tightening program in August. Since then, it has maintained a wait-and-see position regarding the need to resume its two-year campaign to keep inflation in check. For the period as a whole, yields rose across the yield curve (a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity), with shorter-term yields rising slightly more than longer-term yields. As a result, shorter- and longer-term rates converged somewhat and the yield curve flattened slightly. A generally robust economy, coupled with strong demand, contributed to the solid relative performance of lower-rated bonds, including uninsured and non-rated bonds. In addition, mortgage- and asset-backed debt instruments performed well, spurred by investor appetite for the higher yields these securities offered in comparison to lower-risk instruments such as Treasuries.

Fund management maintained a short duration profile for the fund for much of the period in anticipation of continued rising interest rates. This strategy generally helped performance, but slightly limited participation in the period-end rally, since bond prices move in the opposite direction of interest rates. The fund’s reduced exposure to corporate and emerging-market debt also hindered returns, but this was offset somewhat by the strength of the fund’s holdings in the securitized sectors. In particular, holdings in commercial mortgage-backed securities (CMBS), which feature a more diversified credit exposure than corporate and emerging-market debt, performed well. The team’s emphasis on asset-backed securities backed by manufactured housing and home equity loans also contributed strongly to performance. The impact of the fund’s tactical yield-curve positioning strategy was neutral for the period.

Looking ahead, fund management believes there is a substantial risk that the Fed will resume its program of interest-rate increases in order to stave off inflation. Accordingly, management is positioning your fund conservatively and keeping its duration relatively short to help reduce the negative impact of higher rates. Among sectors, the team still favors the asset-backed and CMBS markets over corporate bonds, both investment grade and high yield.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT International Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of mainly large and midsize international companies

NET ASSET VALUE	December 31, 2006
Class IA	$20.78
Class IB	$20.64

MANAGEMENT TEAM

The fund is managed by the Putnam International Core Team. Joshua Byrne and Simon Davis are the Portfolio Leaders. During the year ended December 31, 2006, Portfolio Member Mark Pollard left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International equity markets continued to outpace U.S. stocks during the past 12 months, buoyed by strengthening European economic growth, high rates of merger and acquisition (M&A) activity, a relatively healthy U.S. consumer and buoyant liquidity. Astute stock selection across a diverse range of sectors, along with beneficial currency and country positioning, helped Putnam VT International Equity Fund achieve strong performance during the period. For the 12 months ended December 31, 2006, the fund’s class IA shares returned 28.04% at net asset value.

Private equity funds also played a key role in international markets by financing management buyouts or acquiring many sizeable companies. Accelerating demand from emerging-market countries provided a positive backdrop for exports from Europe and Asia, while stocks in emerging markets also had a strong year helped by a very robust fourth quarter.

The fund enjoyed strong performance from holdings across a number of sectors, with the strongest gains coming from health care, technology, utilities, and financial stocks. Many of the fund’s health-care holdings, including Swiss biotechnology company Serono, were the subject of bids by competitors over the period, and this led to superior performance. Serono was acquired, and its stock rallied sharply in response to the news. The management team’s decision to avoid several stocks that declined during the period, including AstraZeneca, GlaxoSmithKline, and SanofiAventis, was another plus for performance.

Utilities holdings were among some of the fund’s strongest performers, particularly two that benefited from anticipated M&A activity. Spanish power company Iberdrola’s stock price rose after speculation that a foreign utilities firm was bidding to take over the company. Scottish Power’s share price rose when Iberdrola announced their bid for the firm.

Business applications software company Business Objects, headquartered in both France and the U.S., was one of the fund’s top-performing technology holdings. Its stock rose following news of a strong rebound in earnings and speculation on a possible bid for the company and we sold the fund’s position at a profit. Among financial holdings, Swiss stocks Credit Suisse Group and Zurich Financial Services contributed strong returns, as did German insurer Allianz and the diversified French financial company BNP Paribas (sold before the end of the period). However, several Japanese financial holdings detracted slightly from performance due to slower-than-expected domestic growth and regulatory changes affecting the consumer finance industry.

Communication services holdings were another source of strength for the fund over the period. China Netcom, held for part of the year, rose sharply in the latter part of the year on expectations that the Chinese government will award the company a mobile telephone license in the first half of 2007. Royal KPN, of the Netherlands, also contributed solid returns.

Looking ahead, Putnam research continues to find a number of overseas companies with relatively strong earnings prospects. The team believes investing internationally retains the potential to provide investors with a wide range of investment opportunities.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT International Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective.

PORTFOLIO
Primarily common stocks of large and midsize companies located outside the United States and believed by management to be undervalued

NET ASSET VALUE	December 31, 2006
Class IA	$19.32
Class IB	$19.21

MANAGEMENT TEAM

The fund is managed by the Putnam International Value Team. Pamela Holding is the Portfolio Leader. Darren Jaroch is the Portfolio Member. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International equities achieved strong gains over the past 12 months, benefiting from robust European economic growth, merger and acquisition activity, and growing strength among Asian economies. Against this positive backdrop, Putnam VT International Growth and Income Fund capitalized on stock opportunities in a number of different industrial sectors, notably energy, transportation, and basic materials. For the 12 months ended December 31, 2006, the fund’s class IA shares delivered a total return of 27.63% at net asset value.

Despite a slowdown in the United States, the global economic environment was particularly supportive of stocks during 2007. European economic growth outshone that of other regions, although there was considerable evidence that Asian economies, including China and India, are helping to balance global growth. Accelerating demand from emerging-market countries provided a positive backdrop for exports from Europe and Asia, although stocks in emerging markets themselves were the top performers for the year.

Bottom-up analysis and research-driven stock selection remain the cornerstone of the fund’s management strategy. That said, the team continued to favor stocks in cyclical sectors, which delivered superior returns as economic growth accelerated over the period. These included various metals and mining stocks, with management shifting holdings from diversified mining companies to base metal companies, to steel producers as various stocks reached target prices and the fund took profits. Energy stocks also contributed strong returns. After starting the period with a large position in these stocks, management grew concerned that the sector was nearing a peak, and began to hedge the fund’s energy exposure by adding to airline stocks, which were expected to gain value as oil prices fell. The team also sold some energy stocks as they reached desired price levels.

The fund enjoyed strong returns from stocks in several sectors and countries. Japanese vehicle manufacturer Suzuki Motors was a top contributor that illustrates three important portfolio themes. As the number one small car manufacturer in Japan, the company capitalizes on rising domestic Japanese consumption. The Suzuki position was also a hedge against rising energy prices, since the company’s sales rose largely on demand for its scooters, small motorcycles, and fuel-efficient cars. Finally, the company’s large presence in India gives the fund a way to invest indirectly in this growing economy. Other strong contributors over the period included China Petroleum and Chemical Company (Sinopec), British Airways, and steel producers including Japan’s Nippon Steel and JFE Holdings, and Austria’s Voest/Alpine.

As Japanese stocks trailed other markets over the period, several of the fund’s Japanese holdings detracted from performance. These included construction firm Daito Trust and clothing retailer Onward Kashiyama. As of the end of the year, both positions were being maintained as the team believed they could benefit from a potential upturn in the Japanese economy.

It appears that overseas economic growth is remaining strong and an increasing number of international companies have committed to improving operations and enhancing shareholder value. In the team’s opinion, international equities retain their potential to provide attractive valuations and solid performance in the months ahead.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT International New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of companies located outside the United
States believed to have strong growth potential

NET ASSET VALUE	December 31, 2006
Class IA	$18.34
Class IB	$18.25

MANAGEMENT TEAM

The fund is managed by the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Denise Selden is the Portfolio Member. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International equities turned in strong performance over the past 12 months, with returns from overseas markets largely exceeding those of U.S. equities. Foreign stock valuations were lower than those of their U.S. counterparts, while major offshore economies, including Germany and Japan, experienced accelerating GDP (gross domestic product) growth rates as GDP slowed in the United States. Putnam VT International New Opportunities Fund’s management capitalized on stock selection opportunities in a variety of markets and industrial sectors. For the 12 months ended December 31, 2006, the fund’s IA shares returned 26.42% at net asset value.

In keeping with the fund’s objective of seeking long-term capital appreciation, management sought out stocks of international companies that the team believes can achieve high rates of business growth for several quarters or years. Individual stock selection drives fund performance rather than international market or sector positioning.

The portfolio’s top-performing stock over the period was Australian zinc mining company Zinifex. Prices on most commodities stayed strong throughout the year and zinc was in short supply, driving up its price substantially. Although Japan’s economy grew substantially over the period, its equity market turned in relatively disappointing returns. Nevertheless, three of the fund’s strongest performers were Japanese stocks. Suzuki Motor Corporation’s stock price rose along with increasing global demand for motorcycles, scooters, and fuel-efficient subcompact cars. Longtime holding Japan Tobacco successfully executed a restructuring plan and management sold the position toward the end of the year, realizing profits. Japanese pharmaceutical company Daiichi Sankyo was another top contributor. There were disappointments among the fund’s Japanese holdings, however, including Daito Trust Construction and Mizuho Financial Group.

Other important contributors to fund performance included Hong Kong-based container ship company Orient Overseas Group, which benefited from growing shipping traffic in Asia, especially to and from China. United Kingdom-based insurance company Admiral Group achieved its growth through the development and introduction of unusual automobile insurance products.

In addition to the Japanese stocks mentioned earlier, performance detractors included United Kingdom-based Playtech, an online gaming software company that suffered along with most of its competitors after U.S. legislation created obstacles for most domestic fund transfers used in online gaming this past October. Management sold this holding, along with French company European Aeronautic Defense and Space Company (EADS), parent of the Airbus airplane manufacturing company. The company’s stock fell sharply at year-end after the announcement of production problems and cost overruns on Airbus’s A380 airplane.

While the gap in valuations between overseas and U.S. equities has diminished somewhat, the management team believes that foreign equities remain attractive. Putnam research indicates that overseas companies continue to demonstrate faster earnings growth rates than many U.S. firms, and investing internationally still has the potential to provide a wide range of growth opportunities.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam VT Investors Fund

INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth

PORTFOLIO
Primarily common stocks of large U.S. companies

NET ASSET VALUE	December 31, 2006
Class IA	$12.27
Class IB	$12.21

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core Team. James Wiess is the Portfolio Leader. Richard Cervone is the Portfolio Member. During the year ended December 31, 2006, Portfolio Member James Yu left your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The U.S. stock market’s performance improved dramatically throughout the second half of 2006. As inflation indicators moderated toward the Fed’s comfort zone, investors saw a greater likelihood of a “soft landing” for the economy and undervalued stocks began to rebound in the latter part of the period. Fund management’s long-term valuation investment approach enabled Putnam VT Investors Fund to benefit from this rally. Its class IA shares returned 14.24% at net asset value for the 12-month period ending December 31, 2006.

Your fund’s management team follows a bottom-up approach to stock selection, focusing on companies that are believed to be of greater worth than their current stock prices indicate. The fund is managed in a blend investment style, giving it the flexibility to invest in a wide range of companies without a bias toward either growth or value-style stocks.

The largest contributor to the fund’s returns was Las Vegas Sands. Fund management believes this company’s growth potential is centered on its operations in Macau, China, where it plans further expansion. The team sold this position at a substantial gain. Bear Stearns, benefiting from low interest rates, increased corporate activity, and structural developments in global capital markets, was another top performer. The team established a significant position in Microsoft in the spring after a steep price decline, believing the stock price was well below fair value. Later in the year, they trimmed the position as the stock rallied close to what we believe is its fair value. Harley-Davidson benefited returns as improved earnings and solid sales in the latter half of the year raised investor confidence in the company. Also aiding returns were shares of global commercial real estate broker CB Richard Ellis Group.

Detractors from fund performance included Capital One Financial, whose stock price declined because of investor skepticism about the company’s new banking strategy and disappointing earnings. However, fund management believed bank ownership would be likely to boost the firm’s growth prospects and reduce risks, and added to the position over the year. Share prices of Dell faltered because of disappointing sales and reduced profit margins. Trimmed after a rebound, the stock was still held at period-end, as the team believed Dell’s stock price remained below fair value. Weakness in eBay’s core listings and growth slowed by global competition also muted fund performance. Boston Scientific continued to suffer from slowed growth and leaner profits due to product quality questions and the possible health risks of its stent product. The team trimmed the eBay and Boston Scientific positions, believing their risk/reward characteristics had become less attractive during the period. The fund’s position in Home Depot was increased as the team took advantage of price weakness resulting from investor concern about the housing letdown and executive management controversy.

Although this fund’s bottom-up stock selection strategy focuses on individual stocks rather than sectors, the team has observed that mispriced opportunities tend to cluster in particular market sectors. Currently, management finds opportunities in financial and consumer cyclical stocks, sectors in which investor fears of an economic slowdown are depressing the values of many high-quality companies.

The fund involves the risk that the stock prices of the companies in the portfolio will fail or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

Putnam VT Mid Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation and, as a secondary objective, current income

PORTFOLIO
Primarily stocks of midsize companies believed to be undervalued

NET ASSET VALUE	December 31, 2006
Class IA	$17.83
Class IB	$17.74

MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are the Portfolio Leaders. During the year ended December 31, 2006, there were no changes in your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market registered robust gains over the past 12 months, despite investor concerns about rising interest rates, high energy prices, a weakening housing market, and other signs of a softening economy that drove stocks to correct sharply in the second quarter. While stock selection in the consumer cyclicals and technology sectors contributed positively to Putnam VT Mid Cap Value Fund’s performance over the period, holdings in several other sectors hindered the fund’s results. Consequently, for the 12 months ended December 31, 2006, the fund’s class IA shares returned 15.32% at net asset value.

Management continued its emphasis on bottom-up stock picking throughout the period. With profit margins approaching peak levels and underlying uncertainty about the future direction of the economy, the team looked for attractively valued stocks of companies believed likely to possess internal catalysts for growth regardless of the economic backdrop. In addition, management sought out opportunities in three broad categories: out-of-favor stocks of companies with compelling turnaround stories; companies with improving business fundamentals whose stock value did not reflect earnings growth potential; and, reasonably priced shares of corporations offering strong future business prospects.

On the positive side, the fund benefited from its position in small industrial equipment-maker Terex Corporation. The company is in the midst of a turnaround, and its stock rose on the strength of continued infrastructure and non-residential construction spending. Office Max was another key contributor. The stock recovered as the company’s new management team implemented a turnaround plan. Advertising giant Interpublic Group was another top fund performer, as a new management team began to solve systems issues created by the company’s numerous recent acquisitions. The team sold this holding at a profit before the end of the period.

Weakness among energy holdings, which comprised a significant position in the portfolio, was the biggest negative for fund performance during the year. Disappointments included National Oilwell Varco, which supplies parts and equipment to oil and natural gas companies. Nursing home pharmacy manager Omnicare also dampened returns, as did electronics contract manufacturer Jabil Circuit. The fund retained positions in all three stocks as of year-end, because management believes all have solid potential for positive performance ahead.

The market began to recognize the value of many fund holdings over the course of 2006, and performance momentum was building for many others as the period closed. Given ongoing uncertainties regarding the economy’s strength, inflation, and future Federal Reserve Board interest-rate moves, management believes that its focus on individual stock evaluation and selection remains the prudent course for fund performance in coming months.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Putnam VT Money Market Fund

INVESTMENT OBJECTIVE
As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

PORTFOLIO
High-quality short-term fixed-income securities

NET ASSET VALUE	December 31, 2006
Class IA	$1.00
Class IB	$1.00

MANAGEMENT TEAM

The fund is managed by the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader. Jonathan Topper is the Portfolio Member. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

After two years of raising short-term interest rates, the Fed paused in August and held rates steady through the end of 2006. Earlier in the year, your Putnam VT Money Market Fund’s management team began to position the fund for such an eventuality by increasing its exposure to longer-term fixed-rate money market securities. This strategy of seeking to lock in attractive rates for longer periods of time proved effective. For the 12 months ended December 31, 2006, the fund’s IA shares returned 4.66% at net asset value.

The Fed’s suspension of its credit-tightening program came after moderating economic growth and falling energy prices eased inflationary pressures, alleviating the need for further interest-rate increases. Reflecting the Fed’s activity before August, yields on shorter-term bonds had risen dramatically, while yields on intermediate- and long-term bonds had declined. By February, investors began pondering the possibility that the Fed would soon stop raising rates. At this point, the fund’s management team reallocated proceeds from maturing floating-rate securities to investments in money-market-eligible fixed-rate securities from the longer end of the fund’s allowable maturity range.

During the fourth quarter, the curve flattened and the team invested in money-market securities with three-month maturities. During this transitional period, management continued to focus primarily on these three-month securities through the end of the year since the market was providing little incentive for investors to purchase securities with longer maturities. The team also maintained the portfolio’s exposure to floating-rate securities with a focus on interest rates that reset quarterly. In early December, management found additional opportunities among fixed-rate certificates of deposit (CDs) and commercial paper with six- and nine-month maturities as stronger economic data was released, driving rates higher.

With the effects of last year’s interest-rate increases still working their way through the economy, it appears future Fed action may not occur until well into 2007, and some analysts believe the Fed’s next move could be a cut in interest rates. Against this backdrop, management will look for opportunities to extend the fund’s average days to maturity. This would enable them to lock in higher yields in order to position the portfolio for an eventual decline in interest rates.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Putnam VT New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Common stocks of companies that management believes have strong long-term growth potential

NET ASSET VALUE	December 31, 2006
Class IA	$20.36
Class IB	$20.04

MANAGEMENT TEAM

The fund is managed by the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney is the Portfolio Leader. Brian DeChristopher and Richard Weed are the Portfolio Members. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market rally that began during the first half of 2006 not only continued but intensified during the second half, as areas of former concern for investors failed to result in rampant inflation or derail the growth of the economy. Consumers continued to spend despite the housing slowdown, the spike in commodity prices, rising interest rates, and oil prices that reached record highs. Overall, the stock market reflected a healthy economy and equities posted their fourth straight calendar year of gains in 2006. Value equities outperformed growth and mid-cap equities lagged the broader market for the year. In this environment, Putnam VT New Opportunities Fund class IA shares returned 8.82% at net asset value for the 12 months ending December 31, 2006.

Fund management’s multi-cap strategy seeks stocks of dynamic companies believed to offer above-average growth potential. Stock selections from a diverse array of sectors contributed to results. Retail holding American Eagle Outfitters’ earnings growth increased from sales of its casual apparel. A refiner and marketer of petroleum products, Frontier Oil Corp. produced record profits due to high demand and the increased capacity constraints of oil refineries. Investment bank Goldman-Sachs garnered strong profits from its equity business and mergers and acquisitions. Motorcycle manufacturer Harley-Davidson’s stock price benefited from improved operations, an efficiently run dealer network and share repurchases, boosting fund returns for the period.

Detractors from performance included the fund’s large position in Barr Pharmaceuticals, which was reduced significantly. The team opted to retain a small portion of this stock at period-end as the company’s valuation improved. Fund management liquidated holdings in St. Jude Medical, believing growth prospects for its cardiac devices had diminished. Sierra Healthcare Services’ stock price declined in response to disappointing earnings and client relationship difficulties; a significantly trimmed fund position remains. Shares of homebuilder NVR declined; however, due to its strong balance sheet and unique ability to protect value by opting out of planned land development deals, management maintained this position even as it reduced the fund’s exposure to other companies in the housing sector.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam VT New Value Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of large and midsize companies believed to be undervalued

NET ASSET VALUE	December 31, 2006
Class IA	$18.47
Class IB	$18.34

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. David King is the Portfolio Leader. Michael Abata is the Portfolio Member. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Throughout 2006, the U.S. economy was largely resilient in the face of higher commodity prices, increases in the federal funds rate, rising inflationary pressures and a housing market that leveled off and created anxiety for investors. The Fed continued its program of raising short-term interest rates through the first seven months of the year, pausing in August, but retaining its stated bias toward raising rates if inflationary pressures were to become too strong. Indications of moderating inflation and the Fed’s pause relieved investor anxiety and a dramatic rally in the equity markets ensued. Value stocks continued to outperform the broader equity market, and Putnam VT New Value Fund’s class IA shares provided a return of 16.29% at net asset value for the 12 months ended December 31, 2006.

The fund seeks long-term capital appreciation by investing in stocks of midsize and large companies that the management team considers undervalued or out-of-favor. Fund holdings in defense/aerospace, energy, and technology drove performance for the period. Defense contractor Lockheed Martin, one of the fund’s largest holdings, was also the most substantial contributor to performance, gaining value and increasing its dividend when earnings exceeded expectations. Marathon Oil’s superior refining capability resulted in higher-than-expected profit margins. The team trimmed two positions in the technology sector as their stock prices appreciated: software maker Oracle and Hewlett-Packard, which benefited from its continued corporate turnaround.

Holdings that did not perform well for the year included Boston Scientific, which was dogged by product-quality questions and the possible health risks of its stent product. Fund management maintained the position, as the stent issue has stabilized and the outlook for the stock appears to have improved. Brunswick Corporation, maker of big-ticket recreational products, suffered cyclical sales disappointments. The management team trimmed holdings slightly but maintained a position, expecting the company to recover. Management considers that the fund’s performance was also dampened by a missed opportunity; none of the anticipated components of the “new” AT&T were in the portfolio at the time of the merger announcement and the fund did not participate in the resulting appreciation.

Management remains committed to seeking out the best values in the equity market. For example, the team began increasing exposure to high-quality companies in the out-of-favor housing-related sector earlier in the year, adding to the positions in homebuilder Lennar Corporation and Home Depot, and establishing a position in mortgage insurer MGIC Investment. In addition, management has increased the fund’s allocation to copper by adding to its Freeport-McMoRan Copper & Gold position and establishing a position in Phelps-Dodge in anticipation of a possible merger.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Putnam VT OTC & Emerging Growth Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks primarily of small and mid-sized emerging growth companies. It may include stocks traded in the over-the-counter market (OTC) and stocks of emerging growth companies listed on securities exchanges.

NET ASSET VALUE	December 31, 2006
Class IA	$7.38
Class IB	$7.25

MANAGEMENT TEAM

The fund is managed by the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader. Raymond Haddad is the Portfolio Member. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

For much of 2006, investor worries about inflation and interest rates hampered stock market performance. These concerns were alleviated in August by moderated inflation and the Fed’s pause in its program of interest-rate increases. Although value-style equities outperformed growth stocks during the annual period, fund management’s stock selection proved successful in the basic materials, financials and capital goods sectors. As a result, Putnam VT OTC & Emerging Growth Fund’s class IA shares returned 12.67% at net asset value for the 12 months ended December 31, 2006.

Although management considers macroeconomic, market, and sector trends as part of the investment process, the team’s bottom-up stock picking expertise is the primary driver of performance. Holdings in basic materials, financials and capital goods were among the top contributors to fund returns. Basic materials holding Agnico Eagle Mines prospered based on supply/demand imbalances in the gold market. Also aiding returns were shares of global commercial real estate broker CB Richard Ellis Group, which benefited from its robust domestic business. Shares of Veritas DGC rose during the period as the company was acquired and demand for its oil exploration technology grew. OfficeMax restructured its operations, which resulted in expanded profit margins. Intercontinental Exchange’s electronic commodities-trading platform thrived on investors’ need to hedge the risks of their energy exposures.

Disappointing results came from Hospira, a specialty pharmaceutical manufacturer whose inaccurate expense forecasts resulted in missed earnings. The position was reduced but not eliminated as the team believed the stock was attractively valued and still had growth potential. Lower-than-expected demand for digital and audio file compression technology caused Zoran’s sales to underperform. This position was also eliminated. The team maintained a position in Las Vegas-based Sierra Healthcare Services, based on its long-term outlook, despite sales that slowed in tandem with Las Vegas’ growth.

Management considers the sustained market rally in the second half of 2006 to have been fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. The team believes these conditions are unlikely to change dramatically in the near future and consequently expects to see continuing appreciation potential in the market. Moreover, management anticipates that the ongoing and gradual transition of leadership to larger and more growth-oriented companies will persist into 2007. While it seems unlikely that stocks will rally without interruption, as they did in recent months, it is the team’s opinion that the basis of the bull market remains intact.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam VT Research Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large, U.S.-based companies

NET ASSET VALUE	December 31, 2006
Class IA	$13.19
Class IB	$13.12

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research Team. Joshua Brooks and Kelly Morgan are the Portfolio Leaders. Mark Bogar, John Coffey, and Brook Dane are the Portfolio Members. During the year ended December 31, 2006, there were no changes to your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Although investor worries about inflation and interest rates hampered stock market performance for much of 2006, these concerns were alleviated in August by moderated inflation and the Fed’s pause in its program of interest-rate increases. Your fund management’s research-driven stock selection proved successful in the basic materials, utilities, consumer cyclical and energy sectors. Putnam VT Research Fund’s class IA shares returned 11.63% at net asset value for the 12 months ending December 31, 2006.

The fund management team does not make sector bets; therefore, stock selection is the primary driver of performance. Stock selections from a diverse group of sectors contributed positively to results. U.S. Steel was well positioned to benefit from global demand, while Nucor Corporation gained due to the rebound in the consolidating steel industry and was sold at a profit before year-end. Entergy, an integrated utility holding company based in the Gulf states, recovered hurricane-damage expenditures and began to focus on share repurchases and dividend increases. Utility holding Pacific Gas & Electric (PG&E) benefited from California’s utility regulations, and the team believes it is poised to produce well-above industry average earnings growth. The share value of Las Vegas Sands rose on the strength of its current and anticipated casino operations in Macau, China, and in Singapore. Energy concern Marathon Oil’s significant refining capacity produced strong profit margins, and the team substantially reduced the position, but maintained it based on a positive long-term outlook. Fund management held Occidental Petroleum in the first half of the period but sold it at a profit when a run-up in the stock price made Occidental’s valuation less compelling than that of other energy holdings.

Disappointments included health-care holding Boston Scientific, which faltered due to the slow cardiac device market. The position was maintained because management believes the company’s prospects, on balance, are positive at current share prices. Amgen’s share value declined due to concern about litigation and a potential Medicare reimbursement cut. The team maintained the position because we believe it retains a favorable risk/reward profile. Management added to Sprint as its price declined, believing the telecom company will meet future subscriber targets. The team liquidated three other detractors on stock price rallies in the second half of the period: XM Satellite Radio and housing concerns NVR and Home Depot all underperformed estimates.

Going forward, the management team expects to continue its fundamental and quantitative analysis in order to identify what it considers to be the most promising stocks in each sector. Currently, the team is trimming positions in housing, banking, PCs and semiconductors — with the latter two being replaced by computer services companies. In addition, positions in consumer goods companies are being added as holdings in the higher-risk housing sector are reduced. Our emphasis remains on large-capitalization companies believed to exhibit attractive value.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Small Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of small-capitalization companies believed to have potential for capital growth

NET ASSET VALUE	December 31, 2006
Class IA	$24.49
Class IB	$24.27

MANAGEMENT TEAM

The fund is managed by the Putnam Small and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader. Michael Petro is the Portfolio Member. During the year ended December 31, 2006, Portfolio Member Eric Harthun took on other responsibilities at Putnam and Michael Petro joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market tallied impressive gains in 2006, with small-cap value issues providing returns that exceeded those of their mid- and large-cap value counterparts. However, mid-year investor concerns about rising interest rates, high energy prices, a weakening housing market, and other signs of a softening economy drove stocks to correct sharply in the second quarter. An ongoing emphasis on individual stock analysis and selection enabled Putnam VT Small Cap Value Fund to post solid performance. The fund’s class IA shares returned 17.57% at net asset value for the 12 months ended December 31, 2006.

The fund began the period with strong exposure to economically sensitive stocks in areas including capital goods and technology. Many of these holdings performed exceptionally well early in the year, only to be hit hard during the mid-year market correction. In the second quarter, management took advantage of opportunities to make the portfolio a bit more defensive by adding names in health care and cutting certain positions in capital goods stocks. Over the summer, the team added Health-spring, a provider of prescription drug programs and the parent company for the Medicare Advantage health plan, to the portfolio and also increased the fund’s position in Sciele Pharma (formerly First Horizon Pharmaceutical).

Stock selection, rather than sector emphasis, remains the key to this fund’s strategy. Although the portfolio became slightly more defensive overall, management also took advantage of the market downturn to add attractively-priced stocks in more aggressive areas, including technology and financials. Capitalizing on temporary price drops, the team added networking equipment maker Foundry Networks and design software maker Parametric Technology to the portfolio over the summer. Management also built onto the fund’s position in storage area network equipment maker Brocade Communications. All three stocks contributed favorably to performance. The team also added exposure to Real Estate Investment Trusts and industrial goods distributor Applied Industrial Technology. Other major contributors included cable manufacturer General Cable, Chaparrel Steel, which management sold before the end of the period, and Stewart & Stevenson, a maker of trucks for the military. Management took profits and sold this stock after the company announced its takeover by a defense company in February.

Unfortunately, some portfolio holdings proved disappointing. Modular housing manufacturer Champion Enterprises stumbled as the housing market softened, and Internet service provider Earthlink also slipped, but management believes both stocks still have performance potential. The fund’s position in recreational vehicle and manufactured housing company Fleetwood Enterprises, which also detracted from returns, was eliminated.

In coming months, management will continue to seek opportunities throughout the small-cap value stock universe. The fund’s ongoing emphasis on rigorous, bottom-up stock analysis and selection proved effective for the 2006 fiscal year and the team believes it has the potential to serve the fund well in 2007.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Putnam VT Utilities Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Common stocks and bonds issued by utility companies

NET ASSET VALUE	December 31, 2006
Class IA	$17.83
Class IB	$17.75

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research and Putnam Core Fixed-Income teams. Michael Yogg is the Portfolio Leader. Kevin Murphy and Stephen Burgess are the Portfolio Members. During the year ended December 31, 2006, Portfolio Members Srikantaiah Muralidhar, Masroor Siddiqui, and Hendrik Van Brevoort left the fund’s management team and Stephen Burgess joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The broad market indexes in the United States rallied over most of 2006. Although there were ups and downs, for the year as a whole, electric and gas utilities outperformed the broader U.S. equity market, while European and Asian markets were also strong. Much of this improved performance, we believe, reflects declines in interest rates that have taken place since June and the fact that utilities stock prices often reflect bond market as well as stock market trends. (Bond prices move in the opposite direction of interest rates.) U.S. telecommunications stocks also delivered strong results, with high-profile takeover announcements and improved business performance, which also benefited European telecom stocks by late summer. For the 12 months ended Decem-ber 31, 2006, Putnam VT Utilities Growth and Income Fund class IA shares posted a return of 27.40% at net asset value.

Earlier this year, fund management increased the fund’s allocation to electric and gas utilities, particularly in Europe and Asia. At the same time, the team reduced telecommunications exposure and fixed-income holdings, which increased the overall equity allocation. In general, the fund’s international focus (particularly in Europe) and the increased investment in equities (and reduced investment in bonds) contributed to performance, but the reduction in telecom equities, in favor of electric and gas utilities, did not. The combined impact of these allocation shifts was positive, but telecom stocks rebounded more strongly than expected when that shift was made.

Several of the year’s strongest contributors to performance reflect the fund’s increased exposure to electric and gas utilities. They included Entergy, Alliant Energy, Northeast Utilities, PG&E, and Iberdrola (Spain) which was sold before year-end. Veolia Environmental (France), a former water utility that has expanded into waste management, energy and transport, also contributed to results. The fund’s top-performing telecommunications stocks were Telenor (Norway) and Digi.com (Malaysia); among telecom detractors, Vodafone Group was reduced and Sprint Nextel was liquidated. Although few utility stocks declined in price during the period, some delivered weaker performance than others, and our purchase or sale of holdings did not always occur at the optimum time. Consequently, several companies detracted from returns for the period, including Peobody Energy, DPL Incorporated, Edison International, Aqua America, and Abertis Infraestructuras (Spain). The Abertis position has been eliminated, but management believes these other four companies still have the potential to contribute to fund performance and is maintaining the positions.

After the rally of the past six months, fund management believes greater caution is appropriate, particularly with regard to stock selection. While the team does not expect the fund to repeat the robust returns of 2006 again in 2007, it still believes utilities and telecommunications stocks have the potential for further appreciation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of fluctuations in the value of your investment. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Vista Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of midsized companies believed to have potential for capital growth

NET ASSET VALUE	December 31, 2006
Class IA	$14.96
Class IB	$14.70

MANAGEMENT TEAM

The fund is managed by the Putnam Mid Cap Growth Team. Kevin Divney is the Portfolio Leader. Brian DeChristopher is the Portfolio Member. During the year ended December 31, 2006, there were no changes in your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market rally that began during the first half of 2006 not only continued but intensified during the second half, as areas of former concern for investors failed to result in rampant inflation or derail the growth of the economy. Consumers continued to spend despite the housing slowdown, the spike in commodity prices, rising interest rates, and oil prices that reached record highs. Overall, the stock market reflected this healthy economy and equities posted their fourth straight calendar year of gains in 2006. Value stocks outperformed growth and mid-cap equities lagged the broader market for the year. In this environment, Putnam VT Vista Fund’s class IA shares returned 5.72% at net asset value for the 12 months ending December 31, 2006.

Fund management invests in a limited number of stocks, focusing research on the most attractive mid-cap growth-stock opportunities. Stock selections from a diverse array of sectors contributed to results. Retail holding American Eagle Outfitters’ earnings growth increased from sales of its casual apparel. A refiner and marketer of petroleum products, Frontier Oil Corp. produced record profits due to high demand and the increased capacity constraints of oil refineries. Investment bank Bear Stearns garnered strong profits from its fixed-income business and mergers and acquisitions. Capital goods holding Terex Corp., a heavy equipment manufacturer, produced strong revenue and earnings growth.

Detractors from performance included Sierra Health Services, whose stock price declined based on disappointing earnings and client relationship difficulties; a somewhat trimmed position remains. Apollo Group is an online education business that suffered from the specter of questionable methods used to report earnings by other companies within its industry. Apollo, in our view, exhibits solid execution and growth, and remains in the portfolio. The fund’s substantial position in Barr Pharmaceuticals was reduced significantly. The team opted to retain a portion of this position, as the company’s valuation improved. Building Materials Holding Corp’s stock price did not recover from July declines when the market punished most housing-related issues; the position was trimmed and a small portion remains in the fund because of its compelling valuation.

Management considers the sustained market rally in the second half of 2006 to have been fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. The team believes these conditions are unlikely to change dramatically in the near future and consequently expects to see continuing appreciation potential in the market. Moreover, management anticipates that the ongoing and gradual transition of leadership to larger and more growth-oriented companies will persist into 2007. While it seems unlikely that stocks will rally without interruption, as they did in recent months, it is the team’s opinion that the basis of the bull market remains intact.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam VT Voyager Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Stocks of large and midsize companies believed to have growth potential

NET ASSET VALUE	December 31, 2006
Class IA	$30.25
Class IB	$30.07

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth Team. Kelly Morgan and Robert Ginsberg are the Portfolio Leaders. During the year ended December 31, 2006, Portfolio Member Saba Malak left the fund’s management team. Information about other funds managed by these individuals can be found beginning on page 41.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/06 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Worries about inflation and interest-rate increases preoccupied investors for much of 2006. Shortened investor time horizons and heightened risk aversion created an adverse environment for growth stocks, and value-style equities outperformed. However, relatively tame inflation data and a pause from the Federal Reserve in its campaign of interest-rate increases helped to alleviate these concerns toward the end of the summer. In the ensuing rally, which continued through December, many large-capitalization growth companies were rewarded, tempering earlier declines. In this environment, Putnam VT Voyager Fund’s class IA shares returned 5.71% at net asset value for the 12-month period ending December 31, 2006.

Successful stock selection in the financial, energy and conglomerates sectors contributed to results. Investment banking firms Bear Stearns and Goldman Sachs benefited from strong growth in trading and mergers and acquisitions activity. The fund’s position in Countrywide Financial proved beneficial as investors responded favorably to a lesser-than-expected decline in mortgage volumes and the earnings support of its mortgage servicing and banking businesses. Also aiding returns were shares of global commercial real estate firm CB Richard Ellis Group, which benefited from robust demand for office space. Marathon Oil’s stock appreciated as the company’s gains in refining and its superior production profile yielded solid earnings growth. (The team sold this position at a profit before the end of the period.) Shares of conglomerates holding Danaher, an industrial instruments and tool manufacturer, also appreciated as the company benefited from several acquisitions in the medical devices area. The team’s decision to avoid General Electric, which was weakened by growth challenges, was also a positive.

Detractors from performance during the period included technology holdings eBay, whose forecasts for the year disappointed, Dell, whose faltering execution aided competitors, and Yahoo!, whose earnings estimates were not met. The team liquidated the Yahoo! position, believing the company’s risk/reward characteristics were no longer compelling. Management maintained positions in eBay and Dell, based on continued confidence in these companies’ fundamental business strengths, although the positions were trimmed somewhat. St. Jude Medical and Boston Scientific both lost value as growth in the cardiac device market slowed; management trimmed exposure to this industry, liquidating Boston Scientific but maintaining the St. Jude position based on its more compelling risk/reward profile.

As of period-end, the team’s bottom-up stock selection process had resulted in overweight exposures to the financial and consumer cyclical sectors and underweight positions among consumer staple, conglomerate and basic material stocks. Given the moderation in economic growth, the attractive valuation of growth equities relative to their value counterparts, and the cyclical nature of capital markets, fund management anticipates a supportive environment for growth stocks and the potential for a reversal in the performance leadership of value equities, which has persisted since 2000.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Cumulative total returns of a $10,000
investment in class IA and class IB shares at
net asset value

Putnam VT American Government Income
Fund — since inception (2/1/00)
(subsequent periods ended 12/31)

The Lehman Intermediate Treasury Bond Index is an unmanaged index of
Treasury bonds with maturities between 1 and 10 years.

Putnam VT Capital Appreciation Fund —
since inception (9/29/00)
(subsequent periods ended 12/31)

The Russell 3000 Index is an unmanaged index of the 3,000 largest
U.S. companies.

Putnam VT Capital Opportunities Fund —
since inception (5/1/03)
(subsequent periods ended 12/31)

The Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

Putnam VT Discovery Growth Fund —
since inception (9/29/00)
(subsequent periods ended 12/31)

The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. The Russell 2500
Growth Index is an unmanaged index of those companies in the small/mid-cap
Russell 2500 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 4 and 5 for performance calculation method.

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Putnam VT Diversified Income Fund —
since 12/31/96

The Lehman Aggregate Bond Index is an unmanaged index of
U.S. investment-grade fixed-income securities.

Putnam VT Equity Income Fund —
since inception (5/1/03)
(subsequent periods ended 12/31)

The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Putnam VT The George Putnam
Fund of Boston — since inception (4/30/98)
(subsequent periods ended 12/31)

The S&P 500/Citigroup Value Index is an unmanaged, capitalization-weighted index of large-cap stocks chosen for their value orientation. It has replaced the S&P/Barra Value Index, which has been discontinued by S&P, as the fund’s benchmark. The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500/Citigroup
Value Index and 40% of which is the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

Putnam VT Global Asset Allocation Fund —
since 12/31/96

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S.
companies. The Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35%
the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital
International (MSCI) EAFE Index, and 5% the JP Morgan Developed High Yield
Index. The Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities. The Morgan Stanley Capital
International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. The
JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 4 and 5 for performance calculation method.

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Putnam VT Global Equity Fund —
since 12/31/96

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Putnam VT Growth and Income Fund —
since 12/31/96

The S&P 500/Citigroup Value Index is an unmanaged, capitalization-weighted index of large-cap stocks chosen for their value orientation. For a portion of the period, it replaced the S&P/Barra Value Index, which has been discontinued by S&P, as the fund’s benchmark. As of November 1, 2006, the
Russell 1000 Value Index became the fund’s benchmark because, in Putnam
Management’s opinion, the stocks tracked by this index more accurately reflect the types of stocks generally held by the fund. The Russell 1000 Value
Index is an unmanaged index of those companies in the large-cap Russell
1000 Index chosen for their value orientation.

Putnam VT Growth Opportunities Fund —
since inception (2/1/00)
(subsequent periods ended 12/31)

The S&P 500 Index is an unmanaged index of common stock performance. The
Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Putnam VT Health Sciences Fund —
since inception (4/30/98)
(subsequent periods ended 12/31)

The S&P 500 Index is an unmanaged index of common stock performance. The
Goldman Sachs Healthcare Index is an unmanaged index of common-stock performance within the health-care sector.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 4 and 5 for performance calculation method.

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Putnam VT High Yield Fund —
since 12/31/96

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam VT Income Fund —
since 12/31/96

The Lehman Aggregate Bond Index is an unmanaged index of
U.S. investment-grade fixed-income securities.

Putnam VT International Equity Fund —
since inception (1/2/97)
(subsequent periods ended 12/31)

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far
East, and Australasia.

Putnam VT International Growth and
Income Fund — since inception (1/2/97)
(subsequent periods ended 12/31)

The S&P/Citigroup World Ex-US Value Primary Markets Index (PMI) is an
unmanaged index of mostly large and some small-cap stocks from developed countries excluding the United States, chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 4 and 5 for performance calculation method.

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Putnam VT International New Opportunities
Fund — since inception (1/2/97)
(subsequent periods ended 12/31)

The S&P/Citigroup World Ex-US Growth Primary Markets Index (PMI) is an
unmanaged index of mostly large and some small-cap stocks from developed countries excluding the United States, chosen for their growth orientation.

Putnam VT Investors Fund —
since inception (4/30/98)
(subsequent periods ended 12/31)

The S&P 500 Index is an unmanaged index of common stock performance.

Putnam VT Mid Cap Value Fund —
since inception (5/1/03)
(subsequent periods ended 12/31)

The Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

Putnam VT New Opportunities Fund —
since 12/31/96

The Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 4 and 5 for performance calculation method.

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Putnam VT New Value Fund —
since inception (1/2/97)
(subsequent periods ended 12/31)

The Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

Putnam VT OTC & Emerging Growth
Fund — since inception (4/30/98)
(subsequent periods ended 12/31)

The Russell 2500 Growth Index is an unmanaged index of those companies in the small/midcap Russell 2500 Index chosen for their growth orientation.

Putnam VT Research Fund —
since inception (9/30/98)
(subsequent periods ended 12/31)

The S&P 500 Index is an unmanaged index of common stock performance.

Putnam VT Small Cap Value Fund —
since inception (4/30/99)
(subsequent periods ended 12/31)

The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 4 and 5 for performance calculation method.

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Putnam VT Utilities Growth and Income
Fund — since 12/31/96

The Standard & Poor’s Utilities Index is an unmanaged index of common stocks issued by utility companies.

Putnam VT Vista Fund —
since inception (1/2/97)
(subsequent periods ended 12/31)

The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Putnam VT Voyager Fund —
since 12/31/96

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. The
S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 4 and 5 for performance calculation method.

Other Funds Managed by PVT Fund Management Team Members

Listed below are the Putnam Funds managed by the team members discussed in this report. The individuals listed may also manage other retail mutual fund counterparts to the Putnam VT Funds discussed in this report or other accounts advised by Putnam Management or an affiliate.

Name	Portfolio Leader	Portfolio Member

Michael Abata	Classic Equity Fund	VT New Value Fund

Sheba Alexander	VT Health Sciences Fund	None

Rob Bloemker	None	VT American Government Income Fund
VT Income Fund
VT Diversified Income Fund
Limited Duration Government Income Fund
U.S. Government Income Trust
Premier Income Trust
Master Intermediate Income Trust

Mark Bogar	None	VT Research Fund

Norman Boucher	None	VT High Yield Fund
High Yield Advantage Fund

Joshua Brooks	VT Research Fund	None
VT Growth and Income Fund

Stephen Burgess	None	VT Utilities Growth and Income Fund

Joshua Byrne	VT International Equity Fund	None
Europe Equity Fund

Richard Cervone	None	VT Capital Appreciation Fund
VT Investors Fund
Tax Smart Equity Fund®

Kelsey Chen	VT Health Sciences Fund	None

Daniel Choquette	None	VT American Government Income Fund
Limited Duration Government Income Fund
U.S. Government Income Trust

John Coffey	None	VT Research Fund

Kevin Cronin	VT American Government Income Fund	VT Equity Income Fund
VT Income Fund
Global Income Trust
Limited Duration Government Income Fund
U.S. Government Income Trust

Brook Dane	None	VT Research Fund

Simon Davis	VT International Equity Fund	Europe Equity Fund

Brian DeChristopher	None	VT Vista Fund
VT New Opportunities Fund

Stephen Dexter	VT International New Opportunities Fund	None

Kevin Divney	VT New Opportunities Fund	None
VT Vista Fund

Joanne Driscoll	VT Money Market Fund	None
Prime Money Market Fund
Tax Exempt Money Market Fund

John Ferry	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

Bartlett Geer	VT Equity Income Fund	None

Robert Ginsberg	VT Growth Opportunities Fund	VT Discovery Growth Fund
VT Voyager Fund

Bradford Greenleaf	None	VT Global Equity Fund

Raymond Haddad	None	VT Discovery Growth Fund
VT OTC & Emerging Growth Fund

Eric Harthun	VT Growth and Income Fund	None

Pamela Holding	VT International Growth and Income Fund	None

Darren Jaroch	None	VT International Growth and Income Fund

Name	Portfolio Leader	Portfolio Member

Joseph Joseph	VT Capital Opportunities Fund	VT Capital Appreciation Fund
International Capital Opportunities Fund

Austin Kairnes	None	VT Equity Income Fund

Jeffrey Kaufman	None	VT Diversified Income Fund
Master Intermediate Income Trust
Premier Income Trust

Robert Kea	None	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Geoffrey Kelley	None	VT The George Putnam Fund of Boston

David King	VT New Value Fund	VT Growth and Income Fund
Convertible Income-Growth Trust
High Income Securities Fund

Jeffrey Knight	VT Global Asset Allocation Fund	VT The George Putnam Fund of Boston
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

D. William Kohli	VT Diversified Income Fund	Global Income Trust
Master Intermediate Income Trust
Premier Income Trust

Shigeki Makino	VT Global Equity Fund	None

Jeanne Mockard	VT The George Putnam Fund of Boston	None

Kelly Morgan	VT Growth Opportunities Fund	None
VT Research Fund
VT Voyager Fund

Gerald Moore	None	VT Capital Opportunities Fund

Kevin Murphy	None	VT Income Fund
VT Utilities Growth and Income Fund

Michael Petro	None	VT Small Cap Value Fund

James Polk	VT Mid Cap Value Fund	None

Robert Salvin	High Income Securities Fund	Convertible Income-Growth Trust
VT High Yield Fund
High Yield Advantage Fund

Paul Scanlon	VT High Yield Fund	VT Diversified Income Fund
	Floating Rate Income Fund	Master Intermediate Income Trust
	High Yield Advantage Fund	Premier Income Trust

Robert Schoen	None	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Denise Selden	None	VT International New Opportunities Fund

Edward Shadek	VT Mid Cap Value Fund	None
VT Small Cap Value Fund

Raman Srivastava	None	VT The George Putnam Fund of Boston
VT Income Fund

Jonathan Topper	None	VT Money Market Fund
Prime Money Market Fund
Tax Exempt Money Market Fund

Franz Valencia	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

Name	Portfolio Leader	Portfolio Member

David Waldman	None	VT Diversified Income Fund
Master Intermediate Income Trust
Premier Income Trust

Richard Weed	VT Discovery Growth Fund	VT New Opportunities Fund
VT OTC & Emerging Growth Fund
Small Cap Growth Fund

James Wiess	VT Investors Fund	None
VT Capital Appreciation Fund
Tax Smart Equity Fund®

Michael Yogg	VT Utilities Growth and Income Fund	None

Understanding your VT fund’s expenses

As an investor in a variable annuity product that in turn invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information in this section, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. In addition, charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your VT fund’s expenses

The first two columns in the table in this section, containing expense and value information, show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2006, to December 31, 2006. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this part of the table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000”) for the class of shares you own (using the first two class IA and class IB columns only).

Compare your fund’s expenses with those of other funds

You can also use this table to compare your fund’s expenses with those of other funds. The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the two right-hand columns of the table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other VT funds and mutual funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended December 31, 2006. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. During all or a portion of the period, all of the VT funds limited their expenses; had they not done so, expenses would have been higher.

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/06		ENDED 12/31/06

	Class IA	Class IB	Class IA	Class IB

VT American Government Income Fund
Expenses paid per $1,000	$3.20	$4.48	$3.16	$4.43
Ending value (after expenses)	$1,045.00	$1,043.20	$1,022.80	$1,020.82
Annualized expense ratio*	0.62%	0.87%	0.62%	0.87%
Lipper peer group avg. expense ratio†	0.62%	0.87%	0.62%	0.87%

VT Capital Appreciation Fund
Expenses paid per $1,000	$4.28	$5.60	$4.13	$5.40
Ending value (after expenses)	$1,096.90	$1,094.20	$1,021.12	$1,019.86
Annualized expense ratio*	0.81%	1.06%	0.81%	1.06%
Lipper peer group avg. expense ratio†	0.83%	1.08%	0.83%	1.08%

VT Capital Opportunities Fund
Expenses paid per $1,000	$5.14	$6.45	$4.99	$6.26
Ending value (after expenses)	$1,082.00	$1,080.50	$1,020.27	$1,019.00
Annualized expense ratio*	0.98%	1.23%	0.98%	1.23%
Lipper peer group avg. expense ratio†	0.99%	1.24%	0.99%	1.24%

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/06		ENDED 12/31/06

	Class IA	Class IB	Class IA	Class IB

VT Discovery Growth Fund
Expenses paid per $1,000	$4.25	$5.56	$4.13	$5.40
Ending value (after expenses)	$1,080.90	$1,080.30	$1,021.12	$1,019.86
Annualized expense ratio*	0.81%	1.06%	0.81%	1.06%
Lipper peer group avg. expense ratio†	0.83%	1.08%	0.83%	1.08%

VT Diversified Income Fund
Expenses paid per $1,000	$3.89	$5.18	$3.82	$5.09
Ending value (after expenses)	$1,057.10	$1,055.30	$1,021.42	$1,020.16
Annualized expense ratio*	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio†	0.77%	1.02%	0.77%	1.02%

VT Equity Income Fund
Expenses paid per $1,000	$4.27	$5.61	$4.02	$5.30
Ending value (after expenses)	$1,143.40	$1,141.70	$1,021.22	$1,019.96
Annualized expense ratio*	0.79%	1.04%	0.79%	1.04%
Lipper peer group avg. expense ratio†	0.83%	1.08%	0.83%	1.08%

VT The George Putnam Fund of Boston
Expenses paid per $1,000	$3.98	$5.30	$3.82	$5.09
Ending value (after expenses)	$1,103.60	$1,102.20	$1,021.42	$1,020.16
Annualized expense ratio*	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio†	0.80%	1.05%	0.80%	1.05%

VT Global Asset Allocation Fund
Expenses paid per $1,000	$4.12	$5.43	$3.97	$5.24
Ending value (after expenses)	$1,093.40	$1,092.50	$1,021.27	$1,020.01
Annualized expense ratio*	0.78%	1.03%	0.78%	1.03%
Lipper peer group avg. expense ratio†	0.80%	1.05%	0.80%	1.05%

VT Global Equity Fund
Expenses paid per $1,000	$5.13	$6.48	$4.84	$6.11
Ending value (after expenses)	$1,143.80	$1,142.30	$1,020.42	$1,019.16
Annualized expense ratio*	0.95%	1.20%	0.95%	1.20%
Lipper peer group avg. expense ratio†	1.00%	1.25%	1.00%	1.25%

VT Growth and Income Fund
Expenses paid per $1,000	$3.00	$4.34	$2.85	$4.13
Ending value (after expenses)	$1,128.30	$1,127.10	$1,022.38	$1,021.12
Annualized expense ratio*	0.56%	0.81%	0.56%	0.81%
Lipper peer group avg. expense ratio†	0.80%	1.05%	0.80%	1.05%

VT Growth Opportunities Fund
Expenses paid per $1,000	$4.34	$5.67	$4.18	$5.45
Ending value (after expenses)	$1,102.10	$1,100.80	$1,021.07	$1,019.81
Annualized expense ratio*	0.82%	1.07%	0.82%	1.07%
Lipper peer group avg. expense ratio†	0.80%	1.05%	0.80%	1.05%

VT Health Sciences Fund
Expenses paid per $1,000	$4.45	$5.75	$4.33	$5.60
Ending value (after expenses)	$1,075.40	$1,074.30	$1,020.92	$1,019.66
Annualized expense ratio*	0.85%	1.10%	0.85%	1.10%
Lipper peer group avg. expense ratio†	0.95%	1.20%	0.95%	1.20%

VT High Yield Fund
Expenses paid per $1,000	$3.87	$5.18	$3.77	$5.04
Ending value (after expenses)	$1,075.60	$1,074.60	$1,021.48	$1,020.21
Annualized expense ratio*	0.74%	0.99%	0.74%	0.99%
Lipper peer group avg. expense ratio†	0.74%	0.99%	0.74%	0.99%

VT Income Fund
Expenses paid per $1,000	$2.95	$4.25	$2.91	$4.18
Ending value (after expenses)	$1,056.60	$1,055.20	$1,022.33	$1,021.07
Annualized expense ratio*	0.57%	0.82%	0.57%	0.82%
Lipper peer group avg. expense ratio†	0.58%	0.83%	0.58%	0.83%

VT International Equity Fund
Expenses paid per $1,000	$5.07	$6.42	$4.74	$6.01
Ending value (after expenses)	$1,160.90	$1,159.60	$1,020.52	$1,019.26
Annualized expense ratio*	0.93%	1.18%	0.93%	1.18%
Lipper peer group avg. expense ratio†	1.05%	1.30%	1.05%	1.30%

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/06		ENDED 12/31/06

	Class IA	Class IB	Class IA	Class IB

VT International Growth and Income Fund
Expenses paid per $1,000	$5.00	$6.36	$4.69	$5.96
Ending value (after expenses)	$1,157.60	$1,156.50	$1,020.57	$1,019.31
Annualized expense ratio*	0.92%	1.17%	0.92%	1.17%
Lipper peer group avg. expense ratio	0.94%	1.19%	0.94%	1.19%

VT International New Opportunities Fund
Expenses paid per $1,000	$6.14	$7.49	$5.80	$7.07
Ending value (after expenses)	$1,137.70	$1,136.40	$1,019.46	$1,018.20
Annualized expense ratio*	1.14%	1.39%	1.14%	1.39%
Lipper peer group avg. expense ratio†	1.14%	1.39%	1.14%	1.39%

VT Investors Fund
Expenses paid per $1,000	$4.14	$5.47	$3.92	$5.19
Ending value (after expenses)	$1,130.90	$1,129.50	$1,021.32	$1,020.06
Annualized expense ratio*	0.77%	1.02%	0.77%	1.02%
Lipper peer group avg. expense ratio†	0.81%	1.06%	0.81%	1.06%

VT Mid Cap Value Fund
Expenses paid per $1,000	$4.69	$6.01	$4.53	$5.80
Ending value (after expenses)	$1,091.90	$1,091.00	$1,020.72	$1,019.46
Annualized expense ratio*	0.89%	1.14%	0.89%	1.14%
Lipper peer group avg. expense ratio†	0.92%	1.17%	0.92%	1.17%

VT Money Market Fund
Expenses paid per $1,000	$2.65	$3.93	$2.65	$3.92
Ending value (after expenses)	$1,024.80	$1,023.50	$1,022.58	$1,021.32
Annualized expense ratio*	0.52%	0.77%	0.52%	0.77%
Lipper peer group avg. expense ratio†	0.52%	0.77%	0.52%	0.77%

VT New Opportunities Fund
Expenses paid per $1,000	$3.73	$5.04	$3.62	$4.89
Ending value (after expenses)	$1,085.90	$1,084.40	$1,021.63	$1,020.37
Annualized expense ratio*	0.71%	0.96%	0.71%	0.96%
Lipper peer group avg. expense ratio†	0.83%	1.08%	0.83%	1.08%

VT New Value Fund
Expenses paid per $1,000	$4.12	$5.45	$3.92	$5.19
Ending value (after expenses)	$1,122.80	$1,121.00	$1,021.32	$1,020.06
Annualized expense ratio*	0.77%	1.02%	0.77%	1.02%
Lipper peer group avg. expense ratio†	0.82%	1.07%	0.82%	1.07%

VT OTC & Emerging Growth Fund
Expenses paid per $1,000	$4.75	$6.05	$4.63	$5.90
Ending value (after expenses)	$1,072.70	$1,070.90	$1,020.62	$1,019.36
Annualized expense ratio*	0.91%	1.16%	0.91%	1.16%
Lipper peer group avg. expense ratio	0.92%	1.17%	0.92%	1.17%

VT Research Fund
Expenses paid per $1,000	$4.23	$5.55	$4.08	$5.35
Ending value (after expenses)	$1,096.40	$1,095.20	$1,021.17	$1,019.91
Annualized expense ratio*	0.80%	1.05%	0.80%	1.05%
Lipper peer group avg. expense ratio†	0.84%	1.09%	0.84%	1.09%

VT Small Cap Value Fund
Expenses paid per $1,000	$4.49	$5.80	$4.33	$5.60
Ending value (after expenses)	$1,094.30	$1,092.80	$1,020.92	$1,019.66
Annualized expense ratio*	0.85%	1.10%	0.85%	1.10%
Lipper peer group avg. expense ratio†	1.07%	1.32%	1.07%	1.32%

VT Utilities Growth and Income Fund
Expenses paid per $1,000	$4.62	$6.01	$4.23	$5.50
Ending value (after expenses)	$1,210.50	$1,209.10	$1,021.02	$1,019.76
Annualized expense ratio*	0.83%	1.08%	0.83%	1.08%
Lipper peer group avg. expense ratio†	0.82%	1.07%	0.82%	1.07%

VT Vista Fund
Expenses paid per $1,000	$4.11	$5.39	$4.08	$5.35
Ending value (after expenses)	$1,039.60	$1,038.10	$1,021.17	$1,019.91
Annualized expense ratio*	0.80%	1.05%	0.80%	1.05%
Lipper peer group avg. expense ratio†	0.92%	1.17%	0.92%	1.17%

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/06		ENDED 12/31/06

	Class IA	Class IB	Class IA	Class IB

VT Voyager Fund
Expenses paid per $1,000	$3.60	$4.91	$3.47	$4.74
Ending value (after expenses)	$1,097.60	$1,096.20	$1,021.78	$1,020.52
Annualized expense ratio*	0.68%	0.93%	0.68%	0.93%
Lipper peer group avg. expense ratio†	0.80%	1.05%	0.80%	1.05%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of the mutual funds serving as investment vehicles for variable insurance products in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce subaccount expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by class IB shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Each fund’s Morningstar Risk is shown alongside that of the average variable annuity/variable life fund (VA/L) in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Note: Morningstar Risk® is not shown for money market funds.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class IB shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Putnam fund manager compensation

The approximate total 2005 fund manager compensation that is attributable to your fund is shown below. This amount includes a portion of 2005 compensation paid by Putnam Management to your fund’s managers who were assigned to the fund as of 12/31/06 for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of your fund’s team(s) and the Group Chief Investment Officer(s) of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable. The calculation does not reflect compensation of individuals who became portfolio team members after the fiscal period-end.

Fund	Fund manager compensation

Putnam VT American Government Income Fund	$160,000

Putnam VT Capital Appreciation Fund	$50,000

Putnam VT Capital Opportunities Fund	$110,000

Putnam VT Discovery Growth Fund	$40,000

Putnam VT Diversified Income Fund	$680,000

Putnam VT Equity Income Fund	$150,000

Putnam VT The George Putnam Fund of Boston	$480,000

Putnam VT Global Asset Allocation Fund	$170,000

Putnam VT Global Equity Fund	$550,000

Putnam VT Growth and Income Fund	$2,600,000

Putnam VT Growth Opportunities Fund	$20,000

Putnam VT Health Sciences Fund	$260,000

Putnam VT High Yield Fund	$450,000

Putnam VT Income Fund	$360,000

Putnam VT International Equity Fund	$770,000

Putnam VT International Growth and Income Fund	$380,000

Putnam VT International New Opportunities Fund	$360,000

Putnam VT Investors Fund	$600,000

Putnam VT Mid Cap Value Fund	$220,000

Putnam VT Money Market Fund	$60,000

Putnam VT New Opportunities Fund	$1,400,000

Putnam VT New Value Fund	$400,000

Putnam VT OTC & Emerging Growth Fund	$120,000

Putnam VT Research Fund	$490,000

Putnam VT Small Cap Value Fund	$1,100,000

Putnam VT Utilities Growth and Income Fund	$590,000

Putnam VT Vista Fund	$200,000

Putnam VT Voyager Fund	$760,000

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund’s management contract with Putnam Management and, for certain funds in Putnam Variable Trust, their sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of each fund’s management contract and, as applicable, sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedules currently in effect for the funds represent reasonable compensation in light of the nature and quality of the services being provided to the funds, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedules represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the funds at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of 12/31/05 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

	Management Fee	Total Expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	25	35

Putnam VT Capital Appreciation Fund	5	42

Putnam VT Capital Opportunities Fund	1	55

Putnam VT Discovery Growth Fund	1	42

Putnam VT Diversified Income Fund	73	60

Putnam VT Equity Income Fund	13	56

Putnam VT The George Putnam Fund of Boston	50	55

Putnam VT Global Asset Allocation Fund	67	71

Putnam VT Global Equity Fund	53	26

Putnam VT Growth and Income Fund	11	11

Putnam VT Growth Opportunities Fund	10	41

Putnam VT Health Sciences Fund	33	29

Putnam VT High Yield Fund	62	52

Putnam VT Income Fund	87	40

Putnam VT International Equity Fund	21	21

Putnam VT International Growth and Income Fund	28	31

Putnam VT International New Opportunities Fund	67	61

Putnam VT Investors Fund	24	38

Putnam VT Mid Cap Value Fund	39	56

Putnam VT Money Market Fund	52	66

Putnam VT New Opportunities Fund	15	10

Putnam VT New Value Fund	38	25

Putnam VT OTC & Emerging Growth Fund	17	21

Putnam VT Research Fund	21	31

Putnam VT Small Cap Value Fund	27	13

Putnam VT Utilities Growth and Income Fund	57	14

Putnam VT Vista Fund	7	7

Putnam VT Voyager Fund	17	14

(Because the funds’ custom peer groups are generally smaller than their broad Lipper Inc. peer groups, these expense comparisons may differ from the Lipper peer expense information found elsewhere in this report.)

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to Putnam VT Capital Opportunities Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, Putnam VT International New Opportunities Fund, Putnam VT Mid Cap Value Fund, and Putnam VT Money Market Fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered the Lipper peer group percentile rankings of the funds’ class IA total return performance results. This information is shown in the following table. These rankings were determined on a cumulative-return basis and are for the one-, three-, and five-year periods ended March 31, 2006. Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. See page 57 for more recent Lipper performance ranking information for the funds. Past performance is no guarantee of future results.

	One-year	Three-year	Five-year
IA Share as of 3/31/06	period	period	period

Putnam VT American Government Income Fund	72% (63)	96% (49)	91% (40)
Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Appreciation Fund	72% (119)	60% (102)	31% (72)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Capital Opportunities Fund	15% (79)	—	—
Lipper VP (Underlying Funds) — Mid-Cap Core Funds

Putnam VT Discovery Growth Fund	59% (119)	55% (102)	72% (72)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Diversified Income Fund	36% (50)	13% (39)	25% (31)
Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	61% (60)	—	—
Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund of Boston	75% (107)	75% (88)	68% (69)
Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	65% (16)	72% (13)	84% (11)
Lipper VP (Underlying Funds) — Global Flexible Portfolio Funds

Putnam VT Global Equity Fund	47% (31)	38% (26)	70% (22)
Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Growth and Income Fund	50% (95)	60% (83)	50% (49)
Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	80% (192)	97% (169)	97% (113)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT Health Sciences Fund	69% (143)	91% (130)	44% (71)
Lipper VP (Underlying Funds) — Specialty/Miscellaneous Funds

Putnam VT High Yield Fund	19% (98)	17% (85)	25% (73)
Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	32% (40)	41% (36)	44% (31)
Lipper VP (Underlying Funds) — Corporate Debt Funds A-Rated

Putnam VT International Equity Fund	59% (128)	83% (117)	71% (78)
Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Growth and Income Fund	32% (28)	38% (23)	39% (20)
Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International New Opportunities Fund	36% (53)	56% (46)	32% (34)
Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	12% (218)	9% (202)	44% (147)
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	4% (55)	—	—
Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	29% (109)	30% (100)	27% (90)
Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	51% (119)	36% (102)	64% (72)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT New Value Fund	68% (92)	23% (80)	25% (44)
Lipper VP (Underlying Funds) — Multi-Cap Value Funds

Putnam VT OTC & Emerging Growth Fund	61% (134)	72% (120)	78% (76)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

	One-year	Three-year	Five-year
IA Share as of 3/31/06	period	period	period

Putnam VT Research Fund	67% (218)	54% (202)	63% (147)
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	35% (34)	14% (28)	34% (17)
Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Utilities Growth and Income Fund	87% (29)	70% (25)	53% (16)
Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Vista Fund	60% (134)	35% (120)	52% (76)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	72% (192)	85% (169)	71% (113)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. In addition, results do not reflect charges and expenses at the insurance company separate account level.) The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust and examined their performance further for the one-, three-, and five-year periods ended March 31, 2006. In this regard, the Trustees considered the following actions taken by Putnam Management to address these funds’ performance:

Putnam VT American Government Income Fund — Putnam Management believes that one factor in the fund’s 96th and 91st percentile performance for its Lipper category in the three- and five-year periods ended March 31, 2006, respectively, has been its selection of higher quality bonds during recent periods, given market conditions, and that another factor was the fact that the fund had a shorter duration posture during a period when interest rates fell. Putnam Management continues to believe that the fund’s investment strategy and process is designed to produce attractive relative performance over longer periods.

Putnam VT Global Asset Allocation Fund — Putnam Management believes that one factor in the fund’s underperformance in its Lipper category for the five-year period ended March 31, 2006 was that the Lipper VT Global Flexible category to which the fund was assigned based on its investment objective included numerous funds that pursue different strategies than the fund. Recently, the fund has also been assigned a new holdings-based Lipper peer group (Lipper VT Mixed Asset Target Allocation Growth), which Putnam Management believes will be more reflective of the investment strategies of this particular fund.

Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund — Putnam Management replaced each fund’s investment team in February 2005 and has engaged in a thorough review of each fund’s investment model and portfolio construction approach. In addition, each fund has adopted a redesigned investment process that incorporates a blend of quantitative techniques and fundamental analysis.

Putnam VT Health Sciences Fund — Putnam Management believes that the fund’s performance in the 91st percentile for its Lipper category for the three-year period ended March 31, 2006 occurred in part because the fund was less concentrated than some competitors in particular industries and sectors with strong performance over recent periods. In addition, in recent years, Putnam Management has made enhancements to the fund’s portfolio construction process, which focuses on understanding the correlation among securities in the fund’s portfolio.

Putnam VT International Equity Fund — Putnam Management believes that a factor in this fund’s performance in the 83rd percentile for its Lipper category for the three-year period ended March 31, 2006 has been stock selection, but more recently Putnam Management has been encouraged by the fund’s performance.

Putnam VT OTC & Emerging Growth Fund — Beginning with the assignment of a new portfolio manager for the fund in September 2004, Putnam Management has taken a number of steps in order to clarify the fund’s investment philosophy and strengthen the investment process by blending quantitative techniques with fundamental analysis. Since the investment team change, there has been modest improvement in the performance of the fund.

Putnam VT Utilities Growth and Income Fund — Putnam Management believes that the fund’s performance in the 87th percentile for its Lipper category for the one-year period ended March 31, 2006 occurred in part because the fund was less concentrated than some competitors in particular industries and sectors with strong performance over recent periods.

* * *

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

More recent peer group rankings

More recent Lipper percentile rankings are shown for the funds in the following table. Note that this information was not available to the Trustees when they approved the continuance of each fund’s management contract. The table shows the Lipper peer group percentile rankings of the funds’ class IA total return performance results. These rankings were determined on an annualized basis and are for the one-, five-, and ten-year periods ended on the most recent calendar quarter (December 31, 2006). Where applicable, the table also shows the fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds.

	One-year	Five-year	Ten-year
IA Share as of 12/31/06	period	period	period

Putnam VT American Government Income Fund	44% (28/63)	91% (38/41)	—
Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Appreciation Fund	13% (20/157)	29% (26/90)	—
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Capital Opportunities Fund	54% (69/127)	—	—
Lipper VP (Underlying Funds) — Small-Cap Core Funds*

Putnam VT Discovery Growth Fund	23% (35/157)	62% (56/90)	—
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Diversified Income Fund	42% (21/50)	11% (4/36)	62% (8/12)
Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	39% (24/61)	—	—
Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund of Boston	22% (35/165)	60% (46/76)	—
Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	27% (37/141)	30% (22/74)	65% (27/41)
Lipper VP (Underlying Funds) — Mixed-Target Alloc. Growth Funds*

Putnam VT Global Equity Fund	34% (9/26)	56% (10/17)	80% (4/4)
Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Growth and Income Fund	78% (77/98)	59% (35/59)	73% (13/17)
Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	26% (49/193)	91% (119/130)	—
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT Health Sciences Fund	80% (34/42)	54% (14/25)	—
Lipper VP (Underlying Funds) — Specialty/Miscellaneous Funds

Putnam VT High Yield Fund	30% (30/100)	22% (16/74)	41% (15/36)
Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	10% (4/39)	39% (12/30)	84% (20/23)
Lipper VP (Underlying Funds) — Corporate Debt Funds A-Rated

Putnam VT International Equity Fund	22% (29/133)	67% (64/95)	—
Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Growth and Income Fund	38% (13/34)	38% (9/23)	—
Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International New Opportunities Fund	31% (19/62)	41% (19/46)	—
Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	45% (100/224)	23% (38/165)	—
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	37% (24/65)	—	—
Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	33% (35/108)	28% (26/95)	28% (19/69)
Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	37% (57/157)	53% (48/90)	70% (18/25)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT New Value Fund	68% (56/82)	32% (16/50)	—
Lipper VP (Underlying Funds) — Multi-Cap Value Funds

Putnam VT OTC & Emerging Growth Fund	15% (21/144)	78% (80/102)	—
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Research Fund	78% (153/196)	80% (86/107)	—
Lipper VP (Underlying Funds) — Multi-Cap Core Funds*

Putnam VT Small Cap Value Fund	45% (17/37)	43% (8/18)	—
Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Utilities Growth and Income Fund	45% (16/35)	53% (12/22)	64% (7/10)
Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Vista Fund	80% (115/144)	60% (61/102)	—
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	55% (105/193)	62% (81/130)	58% (24/41)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

*Unrelated to and following the Trustees’ approval of the continuance of these funds’ management contracts, Lipper reassigned the funds to the peer groups shown here.

Approval of the Sub-Management Contract between Putnam Management and Putnam Investments Limited for Putnam VT Research Fund and Putnam VT International New Opportunities Fund

In September 2006, the Trustees approved a sub-management contract between Putnam Management and Putnam Investments Limited, an affiliate of Putnam Management, for Putnam VT Research Fund and Putnam VT International New Opportunities Fund. The Contract Committee reviewed information provided by Putnam Management and PIL and, upon completion of this review, recommended and the Independent Trustees approved the funds’ sub-management contract, effective September 15, 2006.

The Trustees considered numerous factors they believe relevant in approving the sub-management contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in Putnam’s London office to manage a portion of each fund’s assets and PIL’s expertise in managing assets invested in European markets. The Trustees also considered that United Kingdom securities laws require a sub-advisory relationship between Putnam Management and PIL in order for Putnam’s investment professionals in London to be involved in the management of the funds. The Trustees noted that Putnam Management, and not the funds, would pay the sub-management fee to PIL for its services and that the sub-management relationship with PIL will not reduce the nature, quality or overall level of service provided to the funds.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C.

You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-eight funds that are series of Putnam Variable Trust (the “Trust”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2007

Putnam VT American Government Income Fund

The fund’s portfolio
12/31/06

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (21.3%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage
Association Adjustable Rate
Mortgages 4 1/2s, August 20, 2034	$3,046,506	$3,021,508
Government National Mortgage
Association Pass-Through Certificates
7 1/2s, with due dates from
June 15, 2030 to March 15, 2032	50,729	53,076
7s, September 15, 2031	47,887	50,101
6 1/2s, with due dates from
April 15, 2028 to October 15, 2032	292,172	300,784
6s, April 15, 2028	151,680	153,819
		3,579,288

U.S. Government Agency Mortgage Obligations (18.9%)
Federal Home Loan Mortgage
Corporation Pass-Through Certificates
7 1/2s, with due dates from
January 1, 2030 to July 1, 2031	349,079	361,773
7 1/2s, with due dates from
October 1, 2014 to October 1, 2015	52,803	54,945
7s, with due dates from
November 1, 2026 to July 1, 2032	2,385,463	2,462,656
6s, with due dates from
May 1, 2021 to September 1, 2021	1,031,446	1,045,267
5 1/2s, December 1, 2033	607,652	602,430
5 1/2s, October 1, 2018	476,044	477,495
5s, with due dates from
May 1, 2018 to November 1, 2018	5,749,343	5,666,248
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from
August 1, 2029 to June 1, 2032	489,717	507,410
7s, with due dates from
December 1, 2028 to
December 1, 2035	5,016,780	5,174,867
6 1/2s, October 1, 2034	32,577	33,215
6s, with due dates from
July 1, 2021 to October 1, 2021	4,047,137	4,104,523
5 1/2s, June 1, 2036	7,936	7,846
5 1/2s, with due dates from
June 1, 2014 to December 1, 2020	3,743,894	3,750,652
5s, with due dates from
March 1, 2021 to October 1, 2035	317,530	307,263
5s, May 1, 2020	3,806	3,745
4 1/2s, with due dates from
November 1, 2020 to October 1, 2035	572,447	539,197
4 1/2s, with due dates from
August 1, 2020 to September 1, 2020	3,163,484	3,053,256
		28,152,788

Total U.S. government and agency mortgage obligations
(cost $32,155,649)		$31,732,076

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.0%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$1,700,000	$1,662,140
Federal Farm Credit Bank 5 3/4s,
January 18, 2011	10,000,000	10,285,943

Total U.S. government agency obligations
(cost $11,557,689)		$11,948,083

U.S. TREASURY OBLIGATIONS (15.8%)*

	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$4,260,000	$5,646,497
6 1/4s, May 15, 2030	11,505,000	13,712,522
U.S. Treasury Notes 4 1/4s,
August 15, 2013	4,307,000	4,199,998

Total U.S. treasury obligations (cost $22,376,461)		$23,559,017

COLLATERALIZED MORTGAGE OBLIGATIONS (32.8%)*

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$80,000	$81,463
Ser. 06-5, Class A4, 5.414s, 2047	95,000	95,212
Ser. 06-2, Class A4, 5.740s, 2045	586,000	605,539
Ser. 04-3, Class A5, 5.303s, 2039	30,000	30,333
Commercial Mortgage
Pass-Through Certificates
Ser. 06-C7, Class A4, 5.769s, 2046	186,000	192,583
Ser. 04-LB2A, Class A4, 4.715s, 2039	1,151,000	1,106,068
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO
(Interest only), 2.282s, 2046	1,387,466	60,268
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	1,857,903	3,774
Credit Suisse Mortgage Capital
Certificates Ser. 06-C4,
Class A3, 5.467s, 2039	161,000	162,111
CS First Boston Mortgage
Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	40,000	40,148
Ser. 05-C4, Class A5, 5.104s, 2038	840,000	826,091
Fannie Mae
Ser. 03-W6, Class PT1, 9.847s, 2042	343,543	367,027
IFB Ser. 06-62, Class PS, 7.80s, 2036	253,243	280,536
IFB Ser. 06-76, Class QB, 7.50s, 2036	317,310	346,680
Ser. 05-W3, Class 1A, 7 1/2s, 2045	480,020	505,718
Ser. 04-W8, Class 3A, 7 1/2s, 2044	805,070	845,932
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	195,720	205,439
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	557,078	584,194
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	98,350	103,218
Ser. 03-W4, Class 4A, 7 1/2s, 2042	139,615	145,470
Ser. 02-T18, Class A4, 7 1/2s, 2042	123,386	128,786

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (32.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	$712,997	$744,203
Ser. 02-T16, Class A3, 7 1/2s, 2042	456,658	476,545
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	655,586	684,298
Ser. 02-W4, Class A5, 7 1/2s, 2042	730,159	760,389
Ser. 02-W1, Class 2A, 7 1/2s, 2042	17,291	17,966
Ser. 02-14, Class A2, 7 1/2s, 2042	65,741	68,543
Ser. 01-T10, Class A2, 7 1/2s, 2041	437,446	454,614
Ser. 02-T4, Class A3, 7 1/2s, 2041	131,394	136,606
Ser. 02-T6, Class A2, 7 1/2s, 2041	276,708	286,923
Ser. 01-T12, Class A2, 7 1/2s, 2041	179,609	186,466
Ser. 01-T8, Class A1, 7 1/2s, 2041	113,843	117,998
Ser. 01-T7, Class A1, 7 1/2s, 2041	298,507	309,529
Ser. 01-T3, Class A1, 7 1/2s, 2040	845	877
Ser. 99-T2, Class A1, 7 1/2s, 2039	69,914	73,365
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	238,552	248,504
Ser. 02-T1, Class A3, 7 1/2s, 2031	547,015	569,683
Ser. 00-T6, Class A1, 7 1/2s, 2030	246,292	256,589
Ser. 02-W7, Class A5, 7 1/2s, 2029	65,304	68,082
Ser. 02-W3, Class A5, 7 1/2s, 2028	249,154	259,774
IFB Ser. 06-63, Class SP, 7.20s, 2036	344,006	374,690
IFB Ser. 06-60, Class TK, 7.20s, 2036	105,964	111,288
Ser. 02-26, Class A1, 7s, 2048	318,687	328,583
Ser. 04-W12, Class 1A3, 7s, 2044	175,875	182,459
Ser. 04-T3, Class 1A3, 7s, 2044	373,045	386,750
Ser. 04-T2, Class 1A3, 7s, 2043	129,384	134,141
Ser. 03-W8, Class 2A, 7s, 2042	1,223,186	1,265,146
Ser. 03-W3, Class 1A2, 7s, 2042	122,381	126,272
Ser. 02-T16, Class A2, 7s, 2042	886,104	914,152
Ser. 02-T19, Class A2, 7s, 2042	555,985	573,926
Ser. 02-14, Class A1, 7s, 2042	445,395	458,651
Ser. 01-T10, Class A1, 7s, 2041	241,069	247,908
Ser. 02-T4, Class A2, 7s, 2041	559,044	574,950
Ser. 01-W3, Class A, 7s, 2041	105,719	109,111
Ser. 04-W1, Class 2A2, 7s, 2033	924,331	957,737
IFB Ser. 06-104, Class ES, 6.70s, 2036	132,389	141,110
IFB Ser. 06-104, Class CS, 5.63s, 2036	159,041	162,691
IFB Ser. 05-74, Class CS, 5.31s, 2035	358,862	361,738
IFB Ser. 05-74, Class CP, 5.13s, 2035	314,432	320,758
IFB Ser. 05-76, Class SA, 5.13s, 2034	223,442	224,245
IFB Ser. 06-27, Class SP, 4.95s, 2036	201,000	203,882
IFB Ser. 06-8, Class HP, 4.95s, 2036	246,125	248,139
IFB Ser. 06-8, Class WK, 4.95s, 2036	376,660	375,957
IFB Ser. 05-106, Class US, 4.95s, 2035	379,348	385,729
IFB Ser. 05-99, Class SA, 4.95s, 2035	188,415	188,297
IFB Ser. 05-114, Class SP, 4.87s, 2036	106,793	102,788
IFB Ser. 05-74, Class DM, 4.47s, 2035	367,884	367,940
IFB Ser. 06-60, Class CS, 4.583s, 2036	151,002	145,642
IFB Ser. 05-106, Class JC, 3.535s, 2035	204,831	187,207
IFB Ser. 05-83, Class QP, 3.484s, 2034	122,633	114,712

COLLATERALIZED MORTGAGE OBLIGATIONS (32.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-57, Class MN,
3.226s, 2035	$268,701	$257,927
IFB Ser. 06-90, Class SE, IO,
2.45s, 2036	122,016	10,691
IFB Ser. 03-66, Class SA, IO,
2.3s, 2033	332,657	24,896
IFB Ser. 03-48, Class S, IO,
2.2s, 2033	146,644	10,838
IFB Ser. 05-113, Class DI, IO,
1.88s, 2036	4,362,943	245,449
IFB Ser. 06-60, Class DI, IO,
1.72s, 2035	120,281	6,014
IFB Ser. 05-65, Class KI, IO,
1.65s, 2035	5,599,593	277,312
IFB Ser. 05-90, Class SP, IO,
1.4s, 2035	587,942	34,277
IFB Ser. 05-82, Class SY, IO,
1.38s, 2035	1,605,052	77,749
IFB Ser. 05-95, Class CI, IO,
1.35s, 2035	389,847	23,838
IFB Ser. 05-84, Class SG, IO,
1.35s, 2035	673,893	39,437
IFB Ser. 05-69, Class AS, IO,
1.35s, 2035	172,623	9,171
IFB Ser. 04-92, Class S, IO,
1.35s, 2034	542,734	27,647
IFB Ser. 05-104, Class SI, IO,
1.35s, 2033	920,425	51,406
IFB Ser. 05-83, Class QI, IO,
1.34s, 2035	101,305	6,660
IFB Ser. 05-92, Class SC, IO,
1.33s, 2035	918,316	52,063
IFB Ser. 05-83, Class SL, IO,
1.32s, 2035	1,229,827	60,119
IFB Ser. 06-20, Class IG, IO,
1.3s, 2036	2,194,139	88,615
IFB Ser. 06-44, Class IS, IO,
1 1/4s, 2036	260,474	13,919
IFB Ser. 06-45, Class SM, IO,
1 1/4s, 2036	526,378	20,971
IFB Ser. 06-20, Class IB, IO,
1.24s, 2036	940,463	36,588
IFB Ser. 06-85, Class TS, IO,
1.21s, 2036	496,307	19,506
IFB Ser. 06-61, Class SE, IO,
1.2s, 2036	409,155	14,320
IFB Ser. 03-124, Class ST, IO,
1.15s, 2034	228,691	9,505
IFB Ser. 03-112, Class SA, IO,
1.15s, 2028	326,399	9,062
Ser. 03-W10, Class 1A, IO,
0.978s, 2043	8,887,499	124,950
Ser. 03-W10, Class 3A, IO,
0.97s, 2043	10,549,902	171,121

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (32.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-T2, Class 2, IO, 0.824s, 2042	$5,434,747	$107,734
IFB Ser. 05-67, Class BS, IO,
0.8s, 2035	449,729	12,930
IFB Ser. 05-74, Class SE, IO,
0 3/4s, 2035	2,085,094	54,916
IFB Ser. 05-82, Class SI, IO,
0 3/4s, 2035	1,472,632	44,179
IFB Ser. 05-74, Class NI, IO,
0.73s, 2035	1,719,617	70,562
IFB Ser. 05-87, Class SE, IO,
0.7s, 2035	2,663,408	78,927
Ser. 03-W6, Class 51, IO,
0.68s, 2042	1,671,082	27,945
IFB Ser. 04-54, Class SW, IO,
0.65s, 2033	204,889	5,439
Ser. 372, Class 1, PO
(Principal only), zero %, 2036	995,097	796,662
Ser. 371, Class 1, PO, zero %, 2036	152,044	128,617
Ser. 05-113, Class DO, PO,
zero %, 2036	670,457	546,476
Ser. 367, Class 1, PO, zero %, 2036	92,815	69,927
Ser. 363, Class 1, PO, zero %, 2035	3,194,232	2,406,543
Ser. 361, Class 1, PO, zero %, 2035	1,139,228	927,747
Ser. 04-38, Class AO, PO,
zero %, 2034	221,214	159,716
Ser. 342, Class 1, PO, zero %, 2033	163,029	128,457
Ser. 02-82, Class TO, PO,
zero %, 2032	490,840	395,357
Ser. 04-61, Class CO, PO,
zero %, 2031	444,000	357,073
FRB Ser. 05-79, Class FE,
zero %, 2035	71,907	73,213
FRB Ser. 05-45, Class FG,
zero %, 2035	95,873	92,776
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	741,147	780,111
Ser. T-58, Class 4A, 7 1/2s, 2043	1,265,202	1,322,939
Ser. T-42, Class A5, 7 1/2s, 2042	177,731	184,934
Ser. T-41, Class 3A, 7 1/2s, 2032	46,958	48,893
Ser. T-60, Class 1A2, 7s, 2044	236,736	245,345
Ser. T-59, Class 1A2, 7s, 2043	520,646	540,710
Ser. T-55, Class 1A2, 7s, 2043	306,658	315,385
Freddie Mac
IFB Ser. 3012, Class GP, 2.513s, 2035	169,756	161,551
IFB Ser. 3202, Class PS, 7.14s, 2036	222,851	236,435
IFB Ser. 3153, Class SX, 6 1/2s, 2036	519,409	551,018
IFB Ser. 3081, Class DC, 5.085s, 2035	151,335	150,571
IFB Ser. 3114, Class GK, 5s, 2036	95,389	95,568
IFB Ser. 2979, Class AS, 4.657s, 2034	88,079	83,895
IFB Ser. 3153, Class UT, 4.4s, 2036	302,437	293,452
IFB Ser. 3065, Class DC, 3.81s, 2035	228,633	212,645

COLLATERALIZED MORTGAGE OBLIGATIONS (32.8%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3050, Class SA, 3 1/2s, 2034	$162,560	$149,352
IFB Ser. 3031, Class BS, 3.35s, 2035	320,924	297,738
IFB Ser. 2594, Class SE, IO, 1.7s, 2030	424,528	20,696
IFB Ser. 2828, Class TI, IO, 1.7s, 2030	216,255	12,225
IFB Ser. 3033, Class SF, IO,
1.45s, 2035	321,074	11,840
IFB Ser. 3028, Class ES, IO, 1.4s, 2035	1,103,332	74,135
IFB Ser. 3042, Class SP, IO, 1.4s, 2035	245,010	14,799
IFB Ser. 3045, Class DI, IO,
1.38s, 2035	5,211,615	217,990
IFB Ser. 3136, Class NS, IO,
1.35s, 2036	411,005	24,098
IFB Ser. 3054, Class CS, IO,
1.35s, 2035	245,562	10,512
IFB Ser. 3107, Class DC, IO,
1.35s, 2035	548,360	36,778
IFB Ser. 3066, Class SI, IO,
1.35s, 2035	1,498,816	98,268
IFB Ser. 3031, Class BI, IO,
1.34s, 2035	213,403	14,659
IFB Ser. 3067, Class SI, IO,
1.3s, 2035	881,272	59,362
IFB Ser. 3114, Class TS, IO,
1.3s, 2030	1,559,853	66,504
IFB Ser. 3128, Class JI, IO,
1.28s, 2036	399,218	20,490
IFB Ser. 3065, Class DI, IO,
1.27s, 2035	164,026	10,335
IFB Ser. 3145, Class GI, IO,
1 1/4s, 2036	321,803	20,363
IFB Ser. 3114, Class GI, IO,
1 1/4s, 2036	229,420	14,906
IFB Ser. 3174, Class BS, IO,
1.17s, 2036	286,626	10,096
IFB Ser. 3152, Class SY, IO,
1.13s, 2036	372,406	22,577
IFB Ser. 3081, Class DI, IO,
1.13s, 2035	201,229	10,315
IFB Ser. 3012, Class UI, IO,
1.07s, 2035	407,374	21,003
IFB Ser. 3016, Class SP, IO,
0.76s, 2035	209,681	5,636
IFB Ser. 3016, Class SQ, IO,
0.76s, 2035	479,588	13,112
IFB Ser. 3012, Class IG, IO,
0.73s, 2035	1,473,341	62,066
IFB Ser. 2957, Class SW, IO,
0.65s, 2035	1,095,809	25,854
IFB Ser. 2815, Class S, IO,
0.65s, 2032	477,389	12,437
Ser. 239, PO, zero %, 2036	1,971,182	1,575,613
Ser. 236, PO, zero %, 2036	187,590	150,112
Ser. 3045, Class DO, PO,
zero %, 2035	398,507	319,466

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (32.8%)* continued

	Principal amount	Value

Freddie Mac
Ser. 231, PO, zero %, 2035	$1,112,374	$841,687
Ser. 228, PO, zero %, 2035	742,959	587,014
Ser. 3130, Class KO, PO, zero %, 2034	86,327	68,619
FRB Ser. 3231, Class X, zero %, 2036	113,889	113,995
FRB Ser. 3030, Class CF, zero %, 2035	103,573	102,728
FRB Ser. 3022, Class TC, zero %, 2035	50,378	52,881
FRB Ser. 2958, Class FL, zero %, 2035	98,922	91,559
FRB Ser. 3046, Class WF, zero %, 2035	54,392	52,689
FRB Ser. 3024, Class CW, zero %, 2034	29,913	29,194
FRB Ser. 3046, Class UF, zero %, 2033	119,178	115,218
GMAC Commercial Mortgage
Securities, Inc. Ser. 04-C2,
Class A4, 5.301s, 2038	70,000	69,798
Government National
Mortgage Association
IFB Ser. 05-84, Class SB, 3.625s, 2035	117,353	108,464
IFB Ser. 05-68, Class DP, 3.542s, 2035	884,216	833,328
IFB Ser. 05-84, Class SL, 3s, 2035	595,080	541,626
IFB Ser. 05-66, Class SP, 3s, 2035	274,711	250,381
IFB Ser. 05-7, Class NP, 2.897s, 2033	89,264	84,367
IFB Ser. 05-68, Class SN, IO,
1.85s, 2034	730,605	38,583
IFB Ser. 05-65, Class SI, IO, 1s, 2035	2,063,521	77,698
IFB Ser. 05-68, Class KI, IO,
0.95s, 2035	6,194,000	332,821
IFB Ser. 05-68, Class SI, IO,
0.95s, 2035	3,755,145	160,170
IFB Ser. 06-14, Class S, IO, 0.9s, 2036	507,433	17,380
IFB Ser. 05-51, Class SJ, IO,
0.85s, 2035	1,107,990	44,459
IFB Ser. 05-68, Class S, IO,
0.85s, 2035	2,155,007	84,167
IFB Ser. 05-60, Class SJ, IO,
0.43s, 2034	1,827,345	46,614
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	100,000	101,537
Ser. 04-GG2, Class A6, 5.396s, 2038	405,000	406,891
Ser. 05-GG4, Class A4B, 4.732s, 2039	307,000	293,425
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 06-CB16, Class A4, 5.552s, 2045	107,000	108,638
Ser. 06-LDP9, Class A3, 5.336s, 2047	153,000	152,761
Ser. 06-CB14, Class A4, 5.481s, 2044	434,000	438,409
Ser. 05-CB11, Class A4, 5.335s, 2037	608,000	607,608
LB-UBS Commercial
Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	384,000	380,071
Ser. 04-C7, Class A6, 4.786s, 2029	163,000	157,197

COLLATERALIZED MORTGAGE OBLIGATIONS (32.8%)* continued

	Principal amount	Value

Lehman Mortgage Trust
IFB Ser. 06-9, class 2A2, IO
1.27s, 2037	$847,000	$40,859
IFB Ser. 06-7, Class 2A5, IO,
1.2s, 2036	1,327,850	69,367
IFB Ser. 06-5, Class 2A2, IO,
1.8s, 2036	754,889	35,450
IFB Ser. 06-5, Class 1A3, IO,
0.05s, 2036	205,786	928
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A,
4.989s, 2042	373,000	363,841
Ser. 04-HQ4, Class A7, 4.97s, 2040	193,000	188,906
Wachovia Bank Commercial
Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	797,000	799,510
Ser. 04-C15, Class A4, 4.803s, 2041	288,000	277,165
Washington Mutual
Asset Securities Corp. 144A
Ser. 06-SL1, Class A, 5.30s, 2043	164,000	164,026

Total collateralized mortgage obligations
(cost $49,613,977)		$48,882,208

ASSET-BACKED SECURITIES (4.5%)*

	Principal amount	Value

Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.433s, 2034	$1,344,018	$5,594
Ser. 05-E, Class 2, IO, 0.306s, 2035	3,343,000	20,026
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.45s, 2036	286,578	484
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036	106,078	240
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	298,751	1,494
Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.339s, 2046	1,175,723	49,233
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.808s, 2035 (SN)	1,875,363	57,350
IFB Ser. 05-R2, Class 1AS, IO,
0.423s, 2035 (SN)	5,037,124	157,937
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	109,784	116,880
Ser. 05-RP3, Class 1A3, 8s, 2035	343,627	362,619
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	283,518	295,619
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.859s, 2035	222,651	220,623
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	267,148	5,969
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	658,588	1,852

Putnam VT American Government Income Fund

ASSET-BACKED SECURITIES (4.5%)* continued

	Principal amount		Value

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1,
5.396s, 2035		$561,056	$560,004
IFB Ser. 06-7, Class 4A3, IO,
zero %, 2036		325,395	1,050
Residential Asset Mortgage
Products, Inc. FRB Ser. 06-RZ2,
Class A2, 5.52s, 2036		509,000	508,841
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.2s, 2036		109,557	1,241
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019		424,206	393,822
Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 05-18, Class 6A1, 5.277s, 2035		302,426	300,947
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 5.43s, 2037		385,922	385,856
Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1,
5.148s, 2036		378,070	375,197
Ser. 05-AR2, Class 2A1,
4.544s, 2035		181,226	178,762
Ser. 04-R, Class 2A1, 4.36s, 2034		184,902	181,906
Ser. 05-AR9, Class 1A2, 4
.354s, 2035		396,529	388,798
Ser. 05-AR12, Class 2A5,
4.32s, 2035		2,092,000	2,029,606
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035		4,729,000	54,275

Total asset-backed securities (cost $6,715,797)			$6,656,225

PURCHASED OPTIONS OUTSTANDING (0.7%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.28%
versus the three
month USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar-07/5.28	$7,841,000	$103,498
Option on an interest
rate swap with Lehman
Brothers for the
right to receive a
fixed rate swap
of 5.19% versus the
three month
USD-LIBOR-BBA
maturing
December 12, 2017.	Dec-07/5.19	18,099,000	381,654

PURCHASED OPTIONS OUTSTANDING (0.6%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers for the
right to pay a fixed
rate swap of 5.19%
versus the three
month USD-LIBOR-BBA
maturing
December 12, 2017.	Dec-07/5.19	$18,099,000	$371,048
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.28% versus
the three month
USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar-07/5.28	7,841,000	43,790

Total purchased options outstanding (cost $1,774,606)			$899,990

SHORT-TERM INVESTMENTS (17.2%)*

	Principal amount		Value

Interest in $684,000,000 joint
tri-party repurchase agreement
dated December 29, 2006 with Bank
of America Securities, LLC due
January 2, 2007 with respect
to various U.S. Government
obligations — maturity value
of $25,214,868 for an effective
yield of 5.31% (collateralized by
Freddie Mac and Fannie Mae
securities with yields ranging
from 4.50% to 6.50% and due dates
ranging from December 1, 2019
through January 1, 2037, valued at
$697,680,000)		$25,200,000	$25,200,000
U.S. Treasury Bills 4.76%,
March 29, 2007 #		434,000	428,901

Total short-term investments (cost $25,628,901)			$25,628,901

Total investments (cost $149,823,080)			$149,306,500

Putnam VT American Government Income Fund

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90-day (Long)	185	$43,789,500	Mar-07	$(76,010)
Euro-Dollar
90-day (Long)	16	3,796,600	Sep-07	(2,244)
Euro-Dollar
90-day (Long)	16	3,790,800	Jun-07	(3,444)
Euro-Dollar
90-day (Short)	199	47,287,375	Dec-07	97,834
U.S. Treasury 20 yr.
Bond (Short)	219	24,404,813	Mar-07	445,244
U.S. Treasury Note
10 yr (Long)	811	87,157,156	Mar-07	(967,259)
U.S. Treasury Note
2 yr (Short)	61	12,445,906	Mar-07	46,917
U.S. Treasury Note
5 yr (Short)	232	24,374,500	Mar-07	190,658

Total				$(268,304)

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $1,774,924)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.55% versus the three
month USD-LIBOR-BBA
maturing on July 5, 2017.		$7,330,000	Jul-07/4.55	$15,935

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate swap of
5.085% versus the three month
USD-LIBOR-BBA
maturing February 1, 2017.		16,667,000	Jan-07/5.085	173,820

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate swap of
5.085% versus the three month
USD-LIBOR-BBA maturing
February 1, 2017.		16,667,000	Jan-07/5.085	49,784

Option on an interest rate swap
with Citibank, N.A. for the
obligation to pay a fixed rate of
5.7% versus the three month
USD-LIBOR-BBA
maturing on May 14, 2018.		1,733,000	May-08/5.70	81,620

Option on an interest rate swap
with Lehman Brothers
International for the obligation to
pay a fixed rate of 5.225% versus
the three month
USD-LIBOR-BBA maturing
March 5, 2018.		3,058,000	Mar-08/5.225	75,001

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $1,774,924) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers
International for the obligation to
receive a fixed rate of 5.225%
versus the three month USD-
LIBOR-BBA maturing
March 5, 2018.	$3,058,000	Mar-08/5.225	$67,184
Option on an interest rate swap
with Citibank, N.A. for the
obligation to receive a fixed rate
of 5.7% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2018.	1,733,000	May-08/5.70	20,241
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 4.55% versus the
three month USD-LIBOR-BBA
maturing on July 5, 2017.	7,330,000	Jul-07/4.55	363,803

Total			$847,388

Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.

$160,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$(5,297)

104,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	251

180,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	(5,564)

9,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	147,170

26,000,000	8/11/15	4.892%	3 month USD-LIBOR-BBA	171,424

7,000,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	251,501

Citibank, N.A.
11,500,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(262,488)

30,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(434)

41,900,000	4/6/09	3 month USD-LIBOR-BBA	5.264%	75,231

Credit Suisse International
158,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(1,171)

362,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	5,505

Goldman Sachs International
110,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(1,315)

771,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	(6,636)

7,336,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(90,860)

33,067,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	74,837

7,351,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(42,409)

32,646,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	32,782

100,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(1,064)

JPMorgan Chase Bank, N.A.
8,200,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	150,004

9,100,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	364,067

16,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	268,913

996,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(23,980)

148,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	1,442

7,330,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(37,774)

32,563,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	29,583

3,200,000	10/16/16	5.3345%	3 month USD-LIBOR-BBA	(36,508)

11,000,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	33,862

7,910,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	42,867

108,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(2,334)

7,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	31,520

15,406,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(401,320)

Lehman Brothers International (Europe)
18,629,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(809,761)

6,175,000	8/3/11	3 month USD-LIBOR-BBA	5.445%	170,085

Lehman Brothers Special Financing, Inc.
1,470,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(12,528)

8,040,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(196,946)

23,609,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	386,761

Total				$299,416

See page 251 for Notes to the Portfolios.

Putnam VT Capital Appreciation Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (99.6%)*

	Shares	Value

Advertising and Marketing Services (0.1%)
Digitas, Inc. †	2,450	$32,855

Aerospace and Defense (0.8%)
General Dynamics Corp.	5,380	400,003

Airlines (1.3%)
Alaska Air Group, Inc. †	1,006	39,737
Continental Airlines, Inc. Class B † (S)	1,403	57,874
ExpressJet Holdings, Inc. †	21,149	171,307
JetBlue Airways Corp. † (S)	28,760	408,392
		677,310

Automotive (2.7%)
Group 1 Automotive, Inc.	160	8,275
Harley-Davidson, Inc. (S)	8,539	601,743
Johnson Controls, Inc.	5,470	469,982
Tenneco Automotive, Inc. †	12,811	316,688
		1,396,688

Banking (8.1%)
Bank of America Corp.	21,030	1,122,792
Bankunited Financial Corp. Class A	700	19,572
Center Financial Corp.	176	4,219
City Bank Lynnwood, WA	750	26,850
City Holding Co.	438	17,910
Commerce Bancorp, Inc. (S)	39,820	1,404,451
Corus Bankshares, Inc. (S)	11,550	266,459
FirstFed Financial Corp. † (S)	6,340	424,590
Lakeland Financial Corp.	200	5,106
Provident Financial Holdings, Inc.	153	4,665
Republic Bancorp, Inc. Class A	150	3,764
Southwest Bancorp, Inc.	304	8,469
U.S. Bancorp	22,490	813,913
		4,122,760

Basic Materials (—%)
Ameron International Corp.	90	6,873

Biotechnology (0.2%)
Albany Molecular Research, Inc. †	2,249	23,749
Applera Corp.- Applied Biosystems Group	1,098	40,286
Diversa Corp. †	1,353	14,721
Savient Pharmaceuticals, Inc. † (S)	3,120	34,975
		113,731

Broadcasting (0.1%)
Sinclair Broadcast Group, Inc. Class A	3,681	38,651

Building Materials (0.9%)
Sherwin-Williams Co. (The)	7,500	476,850

Chemicals (0.8%)
FMC Corp.	974	74,560
Georgia Gulf Corp.	13,479	260,279
NewMarket Corp.	560	33,068

COMMON STOCKS (99.6%)* continued

	Shares	Value

Chemicals continued
PolyOne Corp. †	670	$5,025
PW Eagle, Inc. (S)	708	24,426
		397,358

Commercial and Consumer Services (1.5%)
CBIZ, Inc. †	854	5,952
Chemed Corp.	1,951	72,148
Consolidated Graphics, Inc. †	904	53,399
Dun & Bradstreet Corp. (The) †	4,500	372,555
Escala Group, Inc. † (S)	475	3,653
infoUSA, Inc.	1,430	17,031
Jackson Hewitt Tax Service, Inc.	2,868	97,426
Spherion Corp. †	1,893	14,065
Tech Data Corp. †	3,767	142,656
		778,885

Communications Equipment (2.3%)
Cisco Systems, Inc. †	34,631	946,465
Corning, Inc. †	12,520	234,249
		1,180,714

Computers (4.6%)
Adaptec, Inc. †	2,670	12,442
Apple Computer, Inc. †	9,220	782,225
Brocade Communications
Systems, Inc. †	45,502	373,571
Dell, Inc. †	21,660	543,449
Emulex Corp. †	21,967	428,576
Magma Design Automation, Inc. †	1,101	9,832
Micros Systems, Inc. †	1,455	76,679
MTS Systems Corp.	479	18,499
SPSS, Inc. †	788	23,695
Trident Microsystems, Inc. † (S)	3,359	61,067
		2,330,035

Construction (—%)
Builders FirstSource, Inc. †	817	14,567

Consumer (0.1%)
CSS Industries, Inc.	285	10,080
Hooker Furniture Corp.	815	12,779
		22,859

Consumer Finance (7.3%)
AmeriCredit Corp. † (S)	1,457	36,673
Asta Funding, Inc. (S)	1,121	34,123
Capital One Financial Corp.	25,910	1,990,406
Countrywide Financial Corp.	37,681	1,599,558
World Acceptance Corp. †	861	40,424
		3,701,184

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Consumer Goods (0.5%)
Blyth Industries, Inc. (S)	2,305	$47,829
Chattem, Inc. †	4,276	214,142
		261,971

Consumer Services (0.5%)
Labor Ready, Inc. †	13,708	251,268

Distribution (—%)
BlueLinx Holdings, Inc. (S)	559	5,814

Electric Utilities (—%)
Alliant Energy Corp.	219	8,272
Puget Energy, Inc.	161	4,083
		12,355

Electrical Equipment (0.1%)
Insteel Industries, Inc.	2,272	40,419

Electronics (0.8%)
Ansoft Corp. †	764	21,239
Greatbatch, Inc. † (S)	1,178	31,712
LSI Logic Corp. †	2,366	21,294
Methode Electronics, Inc. Class A	1,427	15,454
Omnivision Technologies, Inc. †	7,765	105,992
Stoneridge, Inc. †	865	7,084
Synopsys, Inc. †	3,600	96,228
TriQuint Semiconductor, Inc. †	8,800	39,600
TTM Technologies, Inc. †	2,342	26,535
Zoran Corp. †	1,616	23,561
		388,699

Energy (1.0%)
Grey Wolf, Inc. †	4,700	32,242
Lone Star Technologies, Inc. †	1,975	95,610
Parker Drilling Co. †	39,751	324,766
Trico Marine Services, Inc. †	1,290	49,420
		502,038

Financial (3.2%)
Asset Acceptance Capital Corp. †	622	10,462
Independent Bank Corp.	568	14,365
MGIC Investment Corp.	11,950	747,353
Radian Group, Inc.	5,726	308,689
SLM Corp.	11,510	561,343
		1,642,212

Forest Products and Packaging (0.3%)
Graphic Packaging Corp. †	1,002	4,339
Louisiana-Pacific Corp.	1,325	28,527
Universal Forest Products, Inc.	2,203	102,704
		135,570

Gaming & Lottery (—%)
Dover Downs Gaming &
Entertainment, Inc.	1,080	14,440

COMMON STOCKS (99.6%)* continued

	Shares	Value

Health Care Services (7.5%)
Aetna, Inc.	17,990	$776,808
American Dental Partners, Inc. †	925	17,473
AMICAS, Inc. †	1,696	4,986
Caremark Rx, Inc.	8,480	484,293
Express Scripts, Inc. †	6,600	472,560
Lincare Holdings, Inc. †	5,550	221,112
Medco Health Solutions, Inc. †	7,520	401,869
Odyssey Healthcare, Inc. †	1,077	14,281
UnitedHealth Group, Inc.	25,980	1,395,905
		3,789,287

Homebuilding (1.9%)
NVR, Inc. †	1,500	967,500

Household Furniture and Appliances (1.2%)
American Woodmark Corp. (S)	1,341	56,121
Conn’s, Inc. †	290	6,748
Kimball International, Inc. Class B	1,039	25,248
Select Comfort Corp. † (S)	12,875	223,896
Whirlpool Corp.	3,600	298,872
		610,885

Insurance (5.2%)
American Physicians Capital, Inc. †	747	29,910
CNA Surety Corp. †	875	18,813
Commerce Group, Inc.	2,528	75,208
Delphi Financial Group Class A	1,813	73,354
Everest Re Group, Ltd. (Barbados)	9,590	940,875
FBL Financial Group, Inc. Class A	90	3,517
Hanover Insurance Group, Inc. (The)	514	25,083
Harleysville Group, Inc.	1,078	37,536
HCC Insurance Holdings, Inc.	11,112	356,584
Hilb, Rogal & Hamilton Co.	791	33,317
Infinity Property & Casualty Corp.	892	43,164
Midland Co. (The)	267	11,201
National Interstate Corp.	231	5,613
Odyssey Re Holdings Corp.	834	31,108
Presidential Life Corp.	777	17,055
Safety Insurance Group, Inc.	750	38,033
Selective Insurance Group	1,523	87,253
Stancorp Financial Group	1,566	70,548
Triad Guaranty, Inc. †	3,313	181,784
W.R. Berkley Corp.	10,351	357,213
Zenith National Insurance Corp.	3,904	183,137
		2,620,306

Investment Banking/Brokerage (6.0%)
Bear Stearns Cos., Inc. (The) (S)	8,140	1,325,029
E*Trade Financial Corp. †	11,150	249,983
Franklin Resources, Inc.	7,120	784,410
Goldman Sachs Group, Inc. (The)	2,770	552,200
IndyMac Bancorp, Inc.	2,682	121,119
		3,032,741

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Lodging/Tourism (0.7%)
Royal Caribbean Cruises, Ltd.	8,630	$357,109

Machinery (2.1%)
Applied Industrial
Technologies, Inc.	1,176	30,941
Cascade Corp.	2,946	155,843
Caterpillar, Inc.	11,150	683,830
Manitowoc Co., Inc. (The)	1,992	118,385
Regal-Beloit Corp.	680	35,707
Wabtec Corp.	573	17,408
		1,042,114

Manufacturing (1.1%)
ITT Corp.	7,070	401,717
Teleflex, Inc.	2,550	164,628
		566,345

Media (1.3%)
Walt Disney Co. (The)	19,300	661,411

Medical Technology (1.8%)
Bausch & Lomb, Inc.	570	29,674
Hillenbrand Industries, Inc.	1,313	74,749
Immucor, Inc. †	5,406	158,017
Medical Action Industries, Inc. †	212	6,835
St. Jude Medical, Inc. †	17,240	630,294
		899,569

Metal Fabricators (—%)
USEC, Inc. †	357	4,541

Metals (2.5%)
A.M. Castle & Co.	1,056	26,875
AK Steel Holding Corp. †	8,469	143,126
Cleveland-Cliffs, Inc. (S)	4,222	204,514
Quanex Corp.	7,843	271,289
Shiloh Industries, Inc.	288	5,458
Steel Dynamics, Inc.	11,698	379,600
United States Steel Corp.	3,320	242,825
		1,273,687

Natural Gas Utilities (—%)
Energen Corp.	75	3,521

Office Equipment & Supplies (0.1%)
Steelcase, Inc.	2,471	44,873

Oil & Gas (5.5%)
Callon Petroleum Co. †	1,115	16,758
EOG Resources, Inc.	8,310	518,960
Giant Industries, Inc. †	3,093	231,820
Harvest Natural Resources, Inc. †	4,089	43,466
Hess Corp.	10,160	503,631
Meridian Resource Corp. †	1,764	5,451
Occidental Petroleum Corp.	14,382	702,273

COMMON STOCKS (99.6%)* continued

	Shares	Value

Oil & Gas continued
St. Mary Land & Exploration Co.	3,181	$117,188
Tesoro Corp.	670	44,066
Todco Class A † (S)	8,322	284,363
XTO Energy, Inc.	7,350	345,818
		2,813,794

Other (0.4%)
iShares Russell 2000 Index Fund	1,378	107,525
iShares Russell 2000 Value Index Fund	209	30,658
iShares Russell Midcap Growth
Index Fund	186	19,186
S&P Midcap 400 Depository Receipts
(MidCap SPDR Trust Series 1)	251	36,797
		194,166

Pharmaceuticals (2.1%)
Alpharma, Inc. Class A	6,739	162,410
Bradley Pharmaceuticals, Inc. † (S)	2,075	42,704
Endo Pharmaceuticals
Holdings, Inc. †	1,720	47,438
Enzon, Inc. †	1,486	12,646
King Pharmaceuticals, Inc. †	14,999	238,784
Mylan Laboratories, Inc.	6,079	121,337
Sciele Pharma, Inc. †	1,493	35,832
Watson Pharmaceuticals, Inc. †	15,893	413,695
		1,074,846

Publishing (—%)
Journal Register Co.	1,790	13,067

Real Estate (3.1%)
Anthracite Capital, Inc. (R)	3,980	50,665
CBL & Associates Properties (R)	6,934	300,589
DiamondRock Hospitality Co. (R)	4,211	75,840
Entertainment Properties Trust (R)	204	11,922
Equity Inns, Inc. (R)	10,503	167,628
FelCor Lodging Trust, Inc. (R)	5,939	129,708
Highland Hospitality Corp. (R)	15,277	217,697
Hospitality Properties Trust (R)	3,436	163,313
Innkeepers USA Trust (R)	1,169	18,120
LTC Properties, Inc. (R)	1,841	50,278
Medical Properties Trust, Inc. (R)	1,006	15,392
National Health Investors, Inc. (R)	4,338	143,154
National Retail
Properties, Inc. (R)	1,699	38,992
Nationwide Health
Properties, Inc. (R) (S)	1,852	55,967
NorthStar Realty Finance Corp. (R)	3,118	51,665
Omega Healthcare Investors, Inc. (R)	2,417	42,829
RAIT Investment Trust (R)	1,239	42,721
Resource Capital Corp. (R)	7	119
		1,576,599

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Regional Bells (—%)
Cincinnati Bell, Inc. †	3,500	$15,995

Restaurants (0.3%)
Denny’s Corp. †	574	2,704
Domino’s Pizza, Inc.	5,276	147,728
Luby’s, Inc. †	1,156	12,589
		163,021

Retail (7.3%)
Aeropostale, Inc. †	4,478	138,236
AnnTaylor Stores Corp. †	7,243	237,860
Bed Bath & Beyond, Inc. †	10,680	406,908
Blair Corp.	83	2,718
Books-A-Million, Inc.	1,420	32,206
Brown Shoe Co., Inc.	967	46,165
Buckle, Inc. (The)	862	43,833
Cato Corp. (The) Class A	6,488	148,640
CSK Auto Corp. †	2,474	42,429
Dollar Tree Stores, Inc. †	8,452	254,405
Home Depot, Inc. (The)	31,080	1,248,173
Ingles Markets, Inc. Class A	337	10,039
Payless ShoeSource, Inc. †	6,257	205,355
Perry Ellis International, Inc. †	770	31,570
Rent-A-Center, Inc. †	7,329	216,279
Systemax, Inc. †	944	16,473
Toro Co. (The)	6,614	308,411
Wolverine World Wide, Inc.	11,864	338,361
		3,728,061

Schools (0.6%)
Career Education Corp. †	11,961	296,394

Semiconductor (0.8%)
Advanced Energy Industries, Inc. †	683	12,888
Applied Materials, Inc.	19,720	363,834
Asyst Technologies, Inc. †	1,600	11,696
		388,418

Shipping (0.7%)
Accuride Corp. †	305	3,434
Arkansas Best Corp.	1,117	40,212
Overseas Shipholding Group	5,876	330,819
		374,465

Software (3.9%)
Hyperion Solutions Corp. †	9,207	330,900
Microsoft Corp.	17,850	533,001
MicroStrategy, Inc. † (S)	4,132	471,089
Oracle Corp. †	31,170	534,254
SYNNEX Corp. †	1,111	24,375
Websense, Inc. †	4,100	93,603
		1,987,222

COMMON STOCKS (99.6%)* continued

	Shares	Value

Staffing (0.1%)
Hewitt Associates, Inc. Class A †	1,437	$37,003

Technology (—%)
Amkor Technologies, Inc. †	1,287	12,021

Technology Services (2.4%)
Acxiom Corp.	8,641	221,642
BISYS Group, Inc. (The) †	1,890	24,400
COMSYS IT Partners, Inc. †	600	12,126
eBay, Inc. † (S)	9,590	288,371
Sohu.com, Inc. (China) †	961	23,064
SonicWall, Inc. †	2,716	22,869
Tyler Technologies, Inc. †	2,193	30,834
United Online, Inc.	20,671	274,511
Western Union Co. (The)	14,290	320,382
		1,218,199

Telecommunications (1.8%)
ADTRAN, Inc. (S)	2,600	59,020
Brightpoint, Inc. †	297	3,995
CenturyTel, Inc.	7,211	314,832
j2 Global Communications, Inc. † (S)	2,082	56,735
Sprint Nextel Corp.	19,350	365,522
USA Mobility, Inc.	2,025	45,299
UTStarcom, Inc. † (S)	6,806	59,553
		904,956

Textiles (0.2%)
Jones Apparel Group, Inc.	775	25,908
Kellwood Co. (S)	2,685	87,316
		113,224

Tobacco (—%)
Alliance One International, Inc. †	2,794	19,726

Toys (0.8%)
Hasbro, Inc.	15,157	413,028

Transportation Services (0.1%)
HUB Group, Inc. Class A †	1,514	41,711

Trucks & Parts (0.9%)
Autoliv, Inc. (Sweden)	7,219	435,298
Noble International, Ltd.	693	13,895
		449,193

Waste Management (—%)
Darling International, Inc. †	449	2,474

Total common stocks (cost $43,810,731)		$50,657,581

Putnam VT Capital Appreciation Fund

SHORT-TERM INVESTMENTS (9.8%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$4,517,042	$4,509,936
Putnam Prime Money Market Fund (e)	466,679	466,679

Total short-term investments (cost $4,976,615)		$4,976,615

Total investments (cost $48,787,346)		$55,634,196

See page 251 for Notes to the Portfolios.

Putnam VT Capital Opportunities Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (99.5%)*

	Shares	Value

Advertising and Marketing Services (0.2%)
Digitas, Inc. †	5,158	$69,169

Airlines (1.3%)
Alaska Air Group, Inc. †	2,255	89,073
Continental Airlines, Inc. Class B †	3,146	129,773
ExpressJet Holdings, Inc. †	50,473	408,831
		627,677

Automotive (1.7%)
Group 1 Automotive, Inc.	352	18,205
Tenneco Automotive, Inc. †	31,785	785,725
		803,930

Banking (3.8%)
Bankunited Financial Corp. Class A	1,527	42,695
Center Financial Corp.	259	6,208
City Bank Lynnwood, WA	1,730	61,916
City Holding Co.	644	26,333
Corus Bankshares, Inc.	26,625	614,239
FirstFed Financial Corp. †	14,968	1,002,407
Lakeland Financial Corp.	200	5,106
Provident Financial Holdings, Inc.	225	6,860
Republic Bancorp, Inc. Class A	220	5,520
Southwest Bancorp, Inc.	449	12,509
		1,783,793

Basic Materials (—%)
Ameron International Corp.	202	15,427

Biotechnology (0.6%)
Albany Molecular Research, Inc. †	4,264	45,028
Applera Corp.- Applied Biosystems Group	3,988	146,320
Diversa Corp. †	1,993	21,684
Savient Pharmaceuticals, Inc. †	7,248	81,250
		294,282

Broadcasting (0.2%)
Sinclair Broadcast Group, Inc. Class A	8,251	86,636

Chemicals (2.2%)
FMC Corp.	2,269	173,692
Georgia Gulf Corp.	31,000	598,610
NewMarket Corp.	3,118	184,118
PolyOne Corp. †	1,462	10,965
PW Eagle, Inc.	1,522	52,509
		1,019,894

Commercial and Consumer Services (2.0%)
CBIZ, Inc. †	1,749	12,191
Chemed Corp.	4,543	168,000
Consolidated Graphics, Inc. †	1,877	110,874
Escala Group, Inc. †	786	6,044
infoUSA, Inc.	3,097	36,885

COMMON STOCKS (99.5%)* continued

	Shares	Value

Commercial and Consumer Services continued
Jackson Hewitt Tax Service, Inc.	7,164	$243,361
Spherion Corp. †	4,070	30,240
Tech Data Corp. †	8,908	337,346
		944,941

Computers (4.9%)
Adaptec, Inc. †	5,531	25,774
Brocade Communications Systems, Inc. †	106,154	871,524
Catapult Communications Corp. †	859	7,714
Emulex Corp. †	51,596	1,006,638
Magma Design Automation, Inc. †	1,821	16,262
Micros Systems, Inc. †	3,389	178,600
MTS Systems Corp.	705	27,227
SPSS, Inc. †	1,161	34,911
Trident Microsystems, Inc. †	8,157	148,294
		2,316,944

Construction (0.1%)
Builders FirstSource, Inc. †	1,694	30,204

Consumer (—%)
CSS Industries, Inc.	419	14,820
Hooker Furniture Corp.	100	1,568
		16,388

Consumer Finance (0.4%)
AmeriCredit Corp. †	3,133	78,858
Asta Funding, Inc.	2,285	69,555
World Acceptance Corp. †	1,269	59,580
		207,993

Consumer Goods (1.4%)
Blyth Industries, Inc.	5,209	108,087
Chattem, Inc. †	10,672	534,454
		642,541

Consumer Services (1.3%)
Labor Ready, Inc. †	31,996	586,487

Distribution (—%)
BlueLinx Holdings, Inc.	1,158	12,043

Electric Utilities (—%)
Alliant Energy Corp.	322	12,162
Puget Energy, Inc.	238	6,036
		18,198

Electrical Equipment (0.2%)
Insteel Industries, Inc.	5,290	94,109

Electronics (1.8%)
Ansoft Corp. †	1,126	31,303
Greatbatch, Inc. †	2,422	65,200
LSI Logic Corp. †	5,088	45,792
Methode Electronics, Inc. Class A	2,102	22,765

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value

Electronics continued
Omnivision Technologies, Inc. †	18,357	$250,573
Stoneridge, Inc. †	1,274	10,434
Synopsys, Inc. †	8,384	224,104
TriQuint Semiconductor, Inc. †	15,943	71,744
TTM Technologies, Inc. †	5,249	59,471
Zoran Corp. †	3,624	52,838
		834,224

Energy (2.5%)
Grey Wolf, Inc. †	11,100	76,146
Lone Star Technologies, Inc. †	4,717	228,350
Parker Drilling Co. †	92,245	753,642
Trico Marine Services, Inc. †	2,936	112,478
		1,170,616

Financial (1.6%)
Asset Acceptance Capital Corp. †	916	15,407
Independent Bank Corp.	838	21,193
Radian Group, Inc.	13,505	728,055
		764,655

Forest Products and Packaging (0.8%)
Albany International Corp.	1,406	46,271
Graphic Packaging Corp. †	1,476	6,391
Louisiana-Pacific Corp.	3,501	75,377
Universal Forest Products, Inc.	5,441	253,659
		381,698

Gaming & Lottery (—%)
Dover Downs Gaming &
Entertainment, Inc.	1,591	21,272

Health Care Services (1.3%)
American Dental Partners, Inc. †	2,107	39,801
AMICAS, Inc. †	2,927	8,605
Lincare Holdings, Inc. †	13,810	550,190
Odyssey Healthcare, Inc. †	1,586	21,030
		619,626

Household Furniture and Appliances (1.5%)
American Woodmark Corp.	3,123	130,698
Conn’s, Inc. †	602	14,009
Kimball International, Inc. Class B	2,152	52,294
Select Comfort Corp. †	30,037	522,343
		719,344

Insurance (8.5%)
American Physicians Capital, Inc. †	1,703	68,188
CNA Surety Corp. †	2,932	63,038
Commerce Group, Inc.	6,154	183,082
Delphi Financial Group Class A	4,756	192,428
FBL Financial Group, Inc. Class A	206	8,050
Hanover Insurance Group, Inc. (The)	1,202	58,658
Harleysville Group, Inc.	2,494	86,841

COMMON STOCKS (99.5%)* continued

	Shares	Value

Insurance continued
HCC Insurance Holdings, Inc.	26,186	$840,309
Hilb, Rogal & Hamilton Co.	1,702	71,688
Infinity Property & Casualty Corp.	1,637	79,214
Midland Co. (The)	393	16,486
National Interstate Corp.	341	8,286
Odyssey Re Holdings Corp.	1,794	66,916
Presidential Life Corp.	200	4,390
Safety Insurance Group, Inc.	1,739	88,185
Selective Insurance Group	3,546	203,150
Stancorp Financial Group	4,493	202,410
Triad Guaranty, Inc. †	7,730	424,145
W.R. Berkley Corp.	25,267	871,964
Zenith National Insurance Corp.	9,600	450,336
		3,987,764

Investment Banking/Brokerage (0.6%)
IndyMac Bancorp, Inc.	6,258	282,611

Machinery (1.8%)
Applied Industrial
Technologies, Inc.	2,185	57,487
Cascade Corp.	6,956	367,972
Manitowoc Co., Inc. (The)	5,017	298,160
Regal-Beloit Corp.	1,470	77,190
Wabtec Corp.	1,232	37,428
		838,237

Manufacturing (0.9%)
Teleflex, Inc.	6,380	411,893

Medical Technology (1.3%)
Bausch & Lomb, Inc.	1,115	58,047
Hillenbrand Industries, Inc.	3,227	183,713
Immucor, Inc. †	12,542	366,603
Medical Action Industries, Inc. †	312	10,059
		618,422

Metal Fabricators (—%)
USEC, Inc. †	814	10,354

Metals (5.1%)
A.M. Castle & Co.	2,407	61,258
AK Steel Holding Corp. †	20,586	347,903
Cleveland-Cliffs, Inc.	9,696	469,674
Quanex Corp.	18,111	626,459
Shiloh Industries, Inc.	424	8,035
Steel Dynamics, Inc.	27,291	885,593
		2,398,922

Natural Gas Utilities (—%)
Energen Corp.	111	5,210

Office Equipment & Supplies (0.2%)
Steelcase, Inc.	4,742	86,115

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value

Oil & Gas (4.0%)
Callon Petroleum Co. †	1,643	$24,694
Giant Industries, Inc. †	9,633	721,993
Harvest Natural Resources, Inc. †	6,899	73,336
Meridian Resource Corp. †	3,956	12,224
St. Mary Land & Exploration Co.	7,852	289,268
Tesoro Corp.	1,536	101,023
Todco Class A †	19,416	663,445
		1,885,983

Other (3.6%)
iShares Russell 2000 Index Fund	11,958	933,083
iShares Russell 2000 Value Index Fund	1,859	272,697
iShares Russell Midcap Growth Index Fund	1,613	166,381
S&P Midcap 400 Depository Receipts
(MidCap SPDR Trust Series 1)	2,177	319,148
		1,691,309

Pharmaceuticals (5.4%)
Alpharma, Inc. Class A	16,551	398,879
Bradley Pharmaceuticals, Inc. †	4,829	99,381
Endo Pharmaceuticals Holdings, Inc. †	4,358	120,194
Enzon, Inc. †	2,188	18,620
King Pharmaceuticals, Inc. †	36,804	585,920
Mylan Laboratories, Inc.	14,178	282,993
Sciele Pharma, Inc. †	2,423	58,152
Watson Pharmaceuticals, Inc. †	36,664	954,364
		2,518,503

Publishing (0.1%)
Journal Register Co.	3,893	28,419

Real Estate (7.8%)
Anthracite Capital, Inc. (R)	9,664	123,023
CBL & Associates Properties (R)	15,019	651,074
DiamondRock Hospitality Co. (R)	9,838	177,182
Entertainment Properties Trust (R)	473	27,642
Equity Inns, Inc. (R)	24,466	390,477
FelCor Lodging Trust, Inc. (R)	14,630	319,519
Highland Hospitality Corp. (R)	35,080	499,890
Hospitality Properties Trust (R)	8,265	392,835
Innkeepers USA Trust (R)	2,396	37,138
LTC Properties, Inc. (R)	4,209	114,948
Medical Properties Trust, Inc. (R)	2,163	33,094
National Health Investors, Inc. (R)	10,972	362,076
National Retail Properties, Inc. (R)	3,563	81,771
Nationwide Health Properties, Inc. (R)	4,498	135,930
NorthStar Realty Finance Corp. (R)	7,229	119,785
Omega Healthcare Investors, Inc. (R)	5,691	100,845
RAIT Investment Trust (R)	2,777	95,751
Resource Capital Corp. (R)	16	271
		3,663,251

COMMON STOCKS (99.5%)* continued

	Shares	Value

Regional Bells (0.1%)
Cincinnati Bell, Inc. †	6,980	$31,899

Restaurants (0.8%)
Denny’s Corp. †	1,224	5,765
Domino’s Pizza, Inc.	11,860	332,080
Luby’s, Inc. †	1,703	18,546
		356,391

Retail (10.5%)
Aeropostale, Inc. †	10,445	322,437
AnnTaylor Stores Corp. †	16,899	554,963
Blair Corp.	123	4,028
Books-A-Million, Inc.	3,307	75,003
Brown Shoe Co., Inc.	2,237	106,794
Buckle, Inc. (The)	1,687	85,784
Cato Corp. (The) Class A	14,059	322,092
CSK Auto Corp. †	5,741	98,458
Dollar Tree Stores, Inc. †	19,684	592,488
Ingles Markets, Inc. Class A	496	14,776
Payless ShoeSource, Inc. †	15,752	516,981
Perry Ellis International, Inc. †	1,200	49,200
Rent-A-Center, Inc. †	18,208	537,318
Systemax, Inc. †	1,390	24,256
Toro Co. (The)	16,129	752,095
Tween Brands, Inc. †	1,185	47,317
Wolverine World Wide, Inc.	28,437	811,023
		4,915,013

Schools (1.5%)
Career Education Corp. †	28,206	698,945

Semiconductor (0.1%)
Advanced Energy Industries, Inc. †	1,006	18,983
Asyst Technologies, Inc. †	3,500	25,585
		44,568

Shipping (1.8%)
Accuride Corp. †	708	7,972
Arkansas Best Corp.	2,373	85,428
Overseas Shipholding Group	13,485	759,206
		852,606

Software (4.5%)
Hyperion Solutions Corp. †	21,669	778,784
MicroStrategy, Inc. †	9,538	1,087,427
SYNNEX Corp. †	2,419	53,073
Websense, Inc. †	9,392	214,419
		2,133,703

Staffing (0.2%)
Hewitt Associates, Inc. Class A †	3,091	79,593

Technology (0.1%)
Amkor Technologies, Inc. †	2,885	26,946

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value

Technology Services (2.9%)
Acxiom Corp.	20,241	$519,182
BISYS Group, Inc. (The) †	4,063	52,453
COMSYS IT Partners, Inc. †	1,300	26,273
Sohu.com, Inc. (China) †	2,155	51,720
SonicWall, Inc. †	4,000	33,680
Tyler Technologies, Inc. †	2,200	30,932
United Online, Inc.	48,225	640,428
		1,354,668

Telecommunications (2.7%)
ADTRAN, Inc.	6,178	140,241
Brightpoint, Inc. †	618	8,312
CenturyTel, Inc.	17,559	766,626
j2 Global Communications, Inc. †	4,847	132,081
USA Mobility, Inc.	3,806	85,140
UTStarcom, Inc. †	15,568	136,220
		1,268,620

Textiles (0.6%)
Jones Apparel Group, Inc.	1,667	55,728
Kellwood Co.	6,521	212,063
		267,791

Tobacco (0.1%)
Alliance One International, Inc. †	6,326	44,662

Toys (2.1%)
Hasbro, Inc.	36,773	1,002,064

Transportation Services (0.2%)
HUB Group, Inc. Class A †	3,442	94,827

Trucks & Parts (2.2%)
Autoliv, Inc. (Sweden)	17,040	1,027,511
Noble International, Ltd.	1,022	20,491
		1,048,002

Waste Management (—%)
Darling International, Inc. †	481	2,650

Total common stocks (cost $41,317,231)		$46,732,032

SHORT-TERM INVESTMENTS (0.5%)* (cost $248,618)

	Shares	Value

Putnam Prime Money Market Fund (e)	248,618	$248,618

Total investments (cost $41,565,849)		$46,980,650

See page 251 for Notes to the Portfolios.

Putnam VT Discovery Growth Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (98.6%)*

	Shares	Value

Advertising and Marketing Services (0.3%)
Omnicom Group, Inc.	950	$99,313

Aerospace and Defense (1.6%)
Alliant Techsystems, Inc. †	2,700	211,113
Boeing Co. (The)	1,300	115,492
L-3 Communications Holdings, Inc.	950	77,691
Lockheed Martin Corp.	1,850	170,330
		574,626

Airlines (0.4%)
JetBlue Airways Corp. †	5,000	71,000
Southwest Airlines Co.	4,200	64,344
		135,344

Automotive (0.3%)
Harley-Davidson, Inc.	1,650	116,276

Banking (3.1%)
Bank of America Corp.	5,568	297,276
Commerce Bancorp, Inc.	5,100	179,877
Corus Bankshares, Inc.	7,200	166,104
Cullen/Frost Bankers, Inc.	2,600	145,132
U.S. Bancorp	4,950	179,141
Wells Fargo & Co.	5,000	177,800
		1,145,330

Biotechnology (2.0%)
Amgen, Inc. †	2,150	146,867
Genentech, Inc. †	900	73,017
Invitrogen Corp. †	2,200	124,498
MedImmune, Inc. †	11,500	372,255
		716,637

Broadcasting (0.5%)
Grupo Televisa SA de CV ADR (Mexico)	1,700	45,917
Hearst-Argyle Television, Inc.	5,200	132,600
		178,517

Building Materials (1.6%)
Genlyte Group, Inc. (The) †	2,300	179,653
Sherwin-Williams Co. (The)	6,150	391,017
		570,670

Coal (0.5%)
Peabody Energy Corp.	4,104	165,843

Commercial and Consumer Services (1.7%)
Corporate Executive Board Co. (The)	400	35,080
Dun & Bradstreet Corp. (The) †	750	62,093
Equifax, Inc.	1,000	40,600
infoUSA, Inc.	14,900	177,459
Manpower, Inc.	1,900	142,367
Navigant Consulting, Inc. †	8,900	175,864
		633,463

COMMON STOCKS (98.6%)* continued

	Shares	Value

Communications Equipment (2.6%)
Avaya, Inc. †	18,100	$253,038
Cisco Systems, Inc. †	12,950	353,924
Qualcomm, Inc.	4,650	175,724
Tekelec †	10,900	161,647
		944,333

Computers (4.7%)
Acme Packet, Inc. †	2,887	59,588
Aeroflex, Inc. †	11,900	139,468
Apple Computer, Inc. †	2,450	207,858
Avocent Corp. †	4,000	135,400
Dell, Inc. †	6,680	167,601
Double-Take Software, Inc. †	300	3,864
Electronics for Imaging, Inc. †	5,400	143,532
EMC Corp. †	10,350	136,620
Jack Henry & Associates, Inc.	8,500	181,900
Mentor Graphics Corp. †	13,800	248,814
MSC.Software Corp. †	8,300	126,409
Network Appliance, Inc. †	1,750	68,740
TradeStation Group, Inc. †	8,100	111,375
		1,731,169

Conglomerates (0.4%)
Danaher Corp.	2,200	159,368

Consumer (0.4%)
Tupperware Brands Corp.	6,100	137,921

Consumer Finance (1.5%)
Capital One Financial Corp.	3,500	268,870
Countrywide Financial Corp.	6,200	263,190
		532,060

Consumer Goods (0.7%)
Colgate-Palmolive Co.	1,800	117,432
Procter & Gamble Co. (The)	2,050	131,754
		249,186

Consumer Services (0.6%)
Interline Brands, Inc. †	7,200	161,784
Liberty Media Holding Corp.
Interactive Class A †	2,500	53,925
		215,709

Electrical Equipment (1.2%)
Rofin-Sinar Technologies, Inc. †	2,100	126,966
Superior Essex, Inc. †	3,500	116,375
WESCO International, Inc. †	3,400	199,954
		443,295

Electronics (4.5%)
Agere Systems, Inc. †	13,700	262,629
Amphenol Corp. Class A	3,700	229,696
Avnet, Inc. †	11,600	296,148
General Cable Corp. †	4,500	196,695

Putnam VT Discovery Growth Fund

COMMON STOCKS (98.6%)* continued

	Shares	Value

Electronics continued
Komag, Inc. †	2,800	$106,064
Microchip Technology, Inc.	2,000	65,400
RF Micro Devices, Inc. †	34,500	234,255
Trimble Navigation, Ltd. †	3,900	197,847
TTM Technologies, Inc. †	5,300	60,049
		1,648,783

Energy (2.0%)
Cameron International Corp. †	4,700	249,335
Halliburton Co.	2,700	83,835
Helix Energy Solutions
Group, Inc. †	5,900	185,083
Pride International, Inc. †	4,000	120,040
Rowan Cos., Inc.	3,400	112,880
		751,173

Energy (Other) (0.2%)
First Solar, Inc. †	1,360	40,528
Solarfun Power Holdings Co., Ltd.
ADR (China) †	3,100	36,239
		76,767

Financial (2.6%)
Advanta Corp. Class B	5,000	218,150
American Express Co.	3,550	215,379
Chicago Mercantile Exchange
Holdings, Inc. (The)	183	93,284
IntercontinentalExchange, Inc. †	2,525	272,448
Moody’s Corp.	1,200	82,872
SLM Corp.	1,650	80,471
		962,604

Gaming & Lottery (0.5%)
Vail Resorts, Inc. †	4,500	201,690

Health Care Services (5.3%)
AmSurg Corp. †	4,900	112,700
Caremark Rx, Inc.	1,700	97,087
Charles River Laboratories
International, Inc. †	4,000	173,000
Henry Schein, Inc. †	2,100	102,858
Laboratory Corp. of America Holdings †	4,500	330,615
Medco Health Solutions, Inc. †	1,450	77,488
Pediatrix Medical Group, Inc. †	3,200	156,480
Sierra Health Services, Inc. †	6,500	234,260
UnitedHealth Group, Inc.	5,299	284,715
WellCare Health Plans, Inc. †	2,000	137,800
WellPoint, Inc. †	3,250	255,743
		1,962,746

Homebuilding (0.1%)
NVR, Inc. †	84	54,180

COMMON STOCKS (98.6%)* continued

	Shares	Value

Household Furniture and Appliances (0.8%)
Whirlpool Corp.	3,500	$290,570

Insurance (2.3%)
American Financial Group, Inc.	3,900	140,049
American International Group, Inc.	4,300	308,138
Berkshire Hathaway, Inc. Class B †	31	113,646
Prudential Financial, Inc.	1,550	133,083
Safety Insurance Group, Inc.	3,000	152,130
		847,046

Investment Banking/Brokerage (4.4%)
A.G. Edwards, Inc.	3,600	227,844
Affiliated Managers Group †	2,000	210,260
Bear Stearns Cos., Inc. (The)	1,750	284,865
BlackRock, Inc.	400	60,760
Calamos Asset Management, Inc. Class A	4,100	110,003
Goldman Sachs Group, Inc. (The)	1,650	328,928
Morgan Stanley	1,950	158,789
Nuveen Investments, Inc. Class A	3,100	160,828
T. Rowe Price Group, Inc.	1,650	72,221
		1,614,498

Leisure (0.4%)
K2, Inc. †	10,800	142,452

Lodging/Tourism (0.6%)
Las Vegas Sands Corp. †	1,200	107,376
Royal Caribbean Cruises, Ltd.	1,550	64,139
Wyndham Worldwide Corp. †	1,350	43,227
		214,742

Machinery (3.3%)
Caterpillar, Inc.	1,600	98,128
Cummins, Inc.	1,400	165,452
Lincoln Electric Holdings, Inc.	4,200	253,764
Parker-Hannifin Corp.	3,150	242,172
Timken Co.	7,900	230,522
Wabtec Corp.	6,900	209,622
		1,199,660

Manufacturing (1.4%)
Actuant Corp. Class A	3,600	171,540
Dover Corp.	3,300	161,766
Mettler-Toledo International, Inc.
(Switzerland) †	2,400	189,240
		522,546

Medical Technology (6.4%)
Becton, Dickinson and Co.	1,050	73,658
C.R. Bard, Inc.	4,200	348,474
DENTSPLY International, Inc.	7,800	232,830
Edwards Lifesciences Corp. †	5,100	239,904
Hologic, Inc. †	2,000	94,560

Putnam VT Discovery Growth Fund

COMMON STOCKS (98.6%)* continued

	Shares	Value

Medical Technology continued
Hospira, Inc. †	7,000	$235,060
Immucor, Inc. †	8,300	242,609
Kinetic Concepts, Inc. †	6,570	259,844
Medtronic, Inc.	2,750	147,153
Millipore Corp. †	2,400	159,840
St. Jude Medical, Inc. †	2,150	78,604
Waters Corp. †	4,800	235,056
		2,347,592

Metals (3.5%)
Agnico-Eagle Mines, Ltd. (Canada)	7,800	321,672
Cameco Corp. (Canada)	5,800	234,610
Coeur d’Alene Mines Corp. †	22,900	113,355
Freeport-McMoRan Copper &
Gold, Inc. Class B	4,100	228,493
Goldcorp, Inc.
(Toronto Exchange) (Canada)	5,130	145,897
PAN American Silver Corp. (Canada) †	5,200	130,884
Steel Dynamics, Inc.	3,800	123,310
		1,298,221

Office Equipment & Supplies (0.5%)
Global Imaging Systems, Inc. †	8,800	193,160

Oil & Gas (3.3%)
Devon Energy Corp.	2,200	147,576
EOG Resources, Inc.	1,900	118,655
Exxon Mobil Corp.	1,700	130,271
Hess Corp.	2,100	104,097
Noble Energy, Inc.	3,400	166,838
Occidental Petroleum Corp.	1,600	78,128
Patterson-UTI Energy, Inc.	4,100	95,243
Unit Corp. †	2,500	121,125
Universal Compression Holdings, Inc. †	1,900	118,009
Valero Energy Corp.	2,650	135,574
		1,215,516

Pharmaceuticals (3.5%)
Barr Pharmaceuticals, Inc. †	6,100	305,732
Cephalon, Inc. †	5,000	352,050
Johnson & Johnson	3,800	250,876
Mylan Laboratories, Inc.	7,600	151,696
Salix Pharmaceuticals, Ltd. †	11,270	137,156
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	2,300	71,484
		1,268,994

Publishing (0.7%)
GateHouse Media, Inc.	3,400	63,104
McGraw-Hill Cos., Inc. (The)	3,050	207,461
		270,565

COMMON STOCKS (98.6%)* continued

	Shares	Value

Real Estate (1.4%)
CB Richard Ellis Group, Inc. Class A †	15,150	$502,980

Restaurants (3.1%)
Domino’s Pizza, Inc.	13,400	375,200
Jack in the Box, Inc. †	3,500	213,640
Papa John’s International, Inc. †	5,300	153,753
Sonic Corp. †	7,900	189,205
Starbucks Corp. †	2,250	79,695
Yum! Brands, Inc.	2,450	144,060
		1,155,553

Retail (9.7%)
A.C. Moore Arts & Crafts, Inc. †	11,300	244,871
Abercrombie & Fitch Co. Class A	1,050	73,112
Advance Auto Parts, Inc.	4,600	163,576
Barnes & Noble, Inc.	3,700	146,927
Bed Bath & Beyond, Inc. †	2,300	87,630
Best Buy Co., Inc.	2,100	103,299
Big Lots, Inc. †	5,900	135,228
Circuit City Stores-Circuit City Group	7,200	136,656
CVS Corp.	2,650	81,912
Dollar Tree Stores, Inc. †	5,600	168,560
Home Depot, Inc. (The)	6,200	248,992
Kohl’s Corp. †	1,300	88,959
Lowe’s Cos., Inc.	6,350	197,803
OfficeMax, Inc.	6,200	307,830
Pacific Sunwear of California, Inc. †	14,200	278,036
Pantry, Inc. (The) †	2,900	135,836
RadioShack Corp.	15,300	256,734
Ross Stores, Inc.	8,850	259,305
Staples, Inc.	9,800	261,660
Timberland Co. (The) Class A †	5,900	186,322
		3,563,248

Schools (0.5%)
Career Education Corp. †	7,900	195,762

Semiconductor (1.6%)
Applied Materials, Inc.	5,950	109,778
Cymer, Inc. †	3,100	136,245
Formfactor, Inc. †	4,690	174,703
Lam Research Corp. †	3,600	182,232
		602,958

Shipping (0.3%)
Omega Navigation Enterprises, Inc.
(Marshall Islands)	7,900	123,714

Software (4.6%)
Adobe Systems, Inc. †	3,350	137,752
Autodesk, Inc. †	6,450	260,967
Cadence Design Systems, Inc. †	12,200	218,502

Putnam VT Discovery Growth Fund

COMMON STOCKS (98.6%)* continued

	Shares	Value

Software continued
Epicor Software Corp. †	10,200	$137,802
Manhattan Associates, Inc. †	4,900	147,392
Mantech International Corp. Class A †	5,300	195,199
Microsoft Corp.	4,650	138,849
Oracle Corp. †	12,300	210,822
Sybase, Inc. †	10,200	251,940
		1,699,225

Technology (0.6%)
ON Semiconductor Corp. †	27,900	211,203

Technology Services (4.4%)
Accenture, Ltd. Class A (Bermuda)	1,700	62,781
Automatic Data Processing, Inc.	3,800	187,150
Covansys Corp. †	6,670	153,077
CSG Systems International, Inc. †	11,100	296,703
eBay, Inc. †	5,600	168,392
Fiserv, Inc. †	3,700	193,954
Google, Inc. Class A †	381	175,443
Jupitermedia Corp. †	7,650	60,588
Knot, Inc. (The) †	5,200	136,448
Tyler Technologies, Inc. †	5,700	80,142
Western Union Co. (The)	4,360	97,751
		1,612,429

Textiles (0.4%)
Maidenform Brands, Inc. †	8,200	148,584

Toys (0.5%)
Jakks Pacific, Inc. †	8,600	187,824

Transportation (0.4%)
Hornbeck Offshore Services, Inc. †	4,100	146,370

Transportation Services (0.5%)
Expeditors International
of Washington, Inc.	850	34,425
United Parcel Service, Inc. Class B	1,800	134,964
		169,389

Other (0.2%)
S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	450	63,749

Total common stocks (cost $30,869,888)		$36,215,553

CONVERTIBLE PREFERRED STOCKS (—%)*

		Shares	Value

MarketSoft Software Corp.—
escrow (acquired 2/9/06,
cost $1,058) (Private) ‡ † (F)		25,369	$3,087
Totality Corp. Ser. D, $0.346
cum. cv. pfd. (acquired 7/27/00,
cost $45,808) (Private) ‡ † (F)		16,600	830

Total convertible preferred stocks (cost $46,866)			$3,917

PURCHASED OPTIONS OUTSTANDING (—%)* (cost $11,683)

	Expiration date/	Contract
	strike price	amount	Value

WESCO
International, Inc. (Call)	Jan-07/ $65.00	$1,620	$454

SHORT-TERM INVESTMENTS (1.6%)* (cost $601,528)

		Shares	Value

Putnam Prime Money Market Fund (e)		601,528	$601,528

Total investments (cost $31,529,965)		$36,821,452

WRITTEN OPTIONS OUTSTANDING at 12/31/06

(premiums received $23,263)

	Contract	Expiration date/
	amount	strike price	Value

WESCO International, Inc. (Call)	$3,240	Jan-07/ $70.00	$480
Agnico Eagle Mines, Ltd. (Call)	7,800	Jan-07/ $46.73	722
Career Education Corp. (Call)	790	Jan-07/ $29.05	—
Freeport-McMoRan
Copper & Gold, Inc. (Call)	1,845	Jan-07/ $64.44	111
Freeport-McMoRan
Copper & Gold, Inc. (Call)	410	Jan-07/ $66.92	14

Total			$1,327

See page 251 for Notes to the Portfolios.

Putnam VT Diversified Income Fund

The fund’s portfolio
12/31/06

FOREIGN GOVERNMENT BONDS AND NOTES (23.4%)*

	Principal amount		Value

Argentina (Republic of ) FRB
5.59s, 2012		$5,838,750	$5,508,388
Brazil (Federal Republic of )
bonds 10 1/2s, 2014		798,000	1,010,667
Brazil (Federal Republic of )
bonds 6s, 2017		1,070,000	1,058,230
Brazil (Federal Republic of )
bonds 5.774s, 2016	BRL	1,005,000	534,000
Brazil (Federal Republic of )
notes 11s, 2012		$1,045,000	1,285,340
Canada (Government of )
bonds 5 1/2s, 2010	CAD	1,800,000	1,619,475
Canada (Government of )
bonds Ser. WL43, 5 3/4s, 2029	CAD	585,000	616,968
Colombia (Republic of ) notes
10s, 2012 (S)		$1,439,000	1,690,825
Ecuador (Republic of ) regs
notes 9 3/8s, 2015		365,000	281,050
France (Government of )
bonds 5 3/4s, 2032	EUR	2,945,000	4,873,322
France (Government of )
bonds 5 1/2s, 2010	EUR	2,955,000	4,113,886
France (Government of ) bonds
4s, 2009	EUR	920,000	1,217,067
France (Government of )
bonds Ser. OATe, 3s, 2012	EUR	3,246,870	4,569,494
Germany (Federal Republic of )
bonds Ser. 05, 3 1/4s, 2015	EUR	20,830,000	26,154,136
Germany (Federal Republic of )
bonds Ser. 97, 6s, 2007	EUR	4,710,000	6,280,577
Ireland (Republic of ) bonds
5s, 2013	EUR	5,700,000	7,955,723
Japan (Government of )
bonds Ser. 4, 1/2s, 2015	JPY	1,083,792,000	8,610,879
Japan (Government of ) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	551,000,000	4,829,756
Japan (Government of ) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	798,764,000	6,589,820
Peru (Republic of ) bonds
7.35s, 2025 (S)		$415,000	470,610
Russia (Federation of )
unsub. stepped-coupon 5s (7 1/2s,
3/31/07), 2030 ††		1,787,000	2,021,991
Russia (Federation of ) 144A
unsub. stepped-coupon 5s (7 1/2s,
3/31/07), 2030 ††		2,244,575	2,539,737
Russia (Ministry of Finance)
debs. Ser. V, 3s, 2008		1,375,000	1,326,875
South Africa (Republic of )
notes 7 3/8s, 2012		1,075,000	1,161,000
South Africa (Republic of )
notes 6 1/2s, 2014		1,030,000	1,084,075
Spain (Kingdom of ) bonds
5s, 2012	EUR	1,800,000	2,496,467
Sweden (Government of )

FOREIGN GOVERNMENT BONDS AND NOTES (23.4%)* continued

	Principal amount		Value

debs. Ser. 1041, 6 3/4s, 2014	SEK	26,845,000	$4,647,253
Turkey (Republic of ) notes
11s, 2013		$805,000	986,125
Turkey (Republic of ) notes
7 3/8s, 2025		540,000	553,500
Turkey (Republic of ) notes
6 7/8s, 2036		1,920,000	1,838,400
Ukraine (Government of ) 144A
sr. unsub. 6.58s, 2016		1,075,000	1,070,163
United Mexican States
bonds Ser. MTN, 8.3s, 2031		1,810,000	2,321,325
Venezuela (Republic of )
notes 10 3/4s, 2013		785,000	973,400

Total foreign government
bonds and notes (cost $106,729,794)			$112,290,524

CORPORATE BONDS AND NOTES (17.9%)*

	Principal amount		Value

Basic Materials (1.3%)
Abitibi-Consolidated, Inc.
notes 7 3/4s, 2011 (Canada)		$105,000	$94,238
Builders FirstSource, Inc. company
guaranty FRB 9.624s, 2012		105,000	103,294
Chaparral Steel Co. company
guaranty 10s, 2013		366,000	408,548
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	112,000	161,614
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††		$240,000	228,600
Compass Minerals
International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		650,000	641,875
Covalence Specialty
Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		508,000	464,820
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††		335,000	286,425
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		342,000	363,375
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		305,000	327,113
Huntsman, LLC company
guaranty 11 5/8s, 2010		214,000	233,795
Jefferson Smurfit Corp. company
guaranty 7 1/2s, 2013		185,000	173,900
JSG Holding PLC 144A sr. notes
11 1/2s, 2015 (Ireland) ‡‡	EUR	147,993	204,324
Lyondell Chemical Co. company
guaranty 10 1/2s, 2013		$110,000	121,000

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount		Value

Basic Materials continued
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		$74,000	$78,440
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		315,000	315,000
Momentive Performance
Materials, Inc. 144A
sr. sub. notes 11 1/2s, 2016		104,000	101,920
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		165,000	170,981
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		100,000	102,625
Nalco Co. sr. sub. notes 9s, 2013	EUR	60,000	86,698
Nalco Co. sr. sub. notes 8 7/8s, 2013		$431,000	456,321
NewPage Corp. sec. notes 10s, 2012		87,000	91,785
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011
(Canada)		170,000	172,125
Novelis, Inc. 144A
sr. notes 8 1/4s, 2015		171,000	165,443
PQ Corp. company guaranty
7 1/2s, 2013		50,000	49,250
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	200,000	281,207
Stone Container Corp.
sr. notes 8 3/8s, 2012		$310,000	303,800
			6,188,516

Capital Goods (1.2%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		91,000	91,000
Allied Waste North America, Inc.
company guaranty Ser. B,
8 1/2s, 2008		558,000	586,598
Blount, Inc.
sr. sub. notes 8 7/8s, 2012		339,000	345,780
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		362,000	362,453
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		175,000	180,250
Decrane Aircraft Holdings Co.
company guaranty zero %, 2008
(acquired 7/23/04,
cost $236,160) ‡		720,000	514,800
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		1,677,000	1,643,460
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		603,000	581,895
Legrand SA debs. 8 1/2s, 2025 (France)		858,000	986,700
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		120,000	129,450
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		95,000	90,250

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Capital Goods continued
Owens-Brockway Glass
Container, Inc. sr. sec.
notes 8 3/4s, 2012	$301,000	$319,060
Owens-Illinois, Inc. debs.
7 1/2s, 2010	79,000	79,296
		5,910,992

Communication Services (0.8%)
American Cellular Corp. company
guaranty 9 1/2s, 2009	170,000	168,300
Cincinnati Bell, Inc. company
guaranty 7s, 2015	442,000	442,553
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)	57,000	60,848
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012
(United Kingdom)	170,000	175,525
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	670,000	617,238
iPCS, Inc. sr. notes 11 1/2s, 2012	245,000	271,950
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	273,000	281,190
Qwest Corp. debs. 7 1/4s, 2025	148,000	152,070
Qwest Corp. notes 8 7/8s, 2012	947,000	1,054,721
Qwest Corp. sr. notes 7 5/8s, 2015	309,000	330,630
Qwest Corp. sr. unsec 7 1/2s, 2014	55,000	58,300
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	170,000	174,675
		3,788,000

Consumer Cyclicals (2.9%)
Boyd Gaming Corp.
sr. sub. notes 8 3/4s, 2012	540,000	566,325
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	130,000	134,388
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	121,000	120,698
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	238,256	248,680
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B,
8 1/2s, 2010	38,000	39,473
Dex Media, Inc. notes 8s, 2013	79,000	81,370
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	427,000	454,755
Ford Motor Co. notes 7.45s, 2031	342,000	268,470
Ford Motor Credit Corp.
notes 7 7/8s, 2010	175,000	176,454
Ford Motor Credit Corp.
notes 7 3/8s, 2009	139,000	139,296
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	503,000	538,942

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Ford Motor Credit Corp. sr. unsec
8s, 2016	$120,000	$119,022
Ford Motor Credit Corp. 144A
sr. unsecd. notes 9 3/4s, 2010	316,000	336,164
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	269,000	281,778
Goodyear Tire & Rubber Co. (The)
144A sr. notes 8 5/8s, 2011	175,000	180,688
Hanesbrands, Inc. 144A
sr. notes FRN 8.735s, 2014	65,000	66,138
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	615,000	624,225
Jostens IH Corp. company
guaranty 7 5/8s, 2012	543,000	549,788
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	502,000	540,905
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	205,000	214,225
Meritage Homes Corp. company
guaranty 6 1/4s, 2015 (S)	149,000	142,668
Meritor Automotive, Inc.
notes 6.8s, 2009	60,000	58,800
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	395,000	422,650
MGM Mirage, Inc. company
guaranty 6s, 2009	881,000	878,798
Mirage Resorts, Inc. debs.
7 1/4s, 2017	70,000	70,263
Movie Gallery, Inc. sr. unsecd.
notes 11s, 2012	143,000	110,110
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	100,000	70,000
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	390,000	402,675
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	185,000	192,863
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	191,000	192,910
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	110,000	112,200
PRIMEDIA, Inc. sr. notes 8s, 2013	411,000	397,643
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	51,000	48,896
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	204,000	195,585
Reader’s Digest Association, Inc.
(The) sr. notes 6 1/2s, 2011	300,000	308,250
Resorts International Hotel and
Casino, Inc. company
guaranty 11 1/2s, 2009	345,000	355,781
Scientific Games Corp. company
guaranty 6 1/4s, 2012	499,000	487,773
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	560,000	585,200

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Standard Pacific Corp.
sr. notes 7 3/4s, 2013	$99,000	$98,258
Station Casinos, Inc.
sr. notes 6s, 2012	290,000	275,138
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	74,000	75,480
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	188,000	205,860
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013	122,000	123,830
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	344,000	337,120
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	87,000	86,565
United Auto Group, Inc. 144A
sr. sub. notes 7 3/4s, 2016	250,000	251,250
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	469,000	470,759
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	203,000	184,730
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	730,000	722,700
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	428,000	425,325
		13,971,864

Consumer Staples (3.0%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	445,000	440,550
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	379,000	376,158
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †	79,400	4,149
Avis Budget Car Rental, LLC 144A
sr. notes 7 3/4s, 2016	205,000	197,825
Brand Services, Inc. company
guaranty 12s, 2012	490,000	541,450
CCH I Holdings, LLC company
guaranty stepped-coupon zero %
(12 1/8s, 1/15/07), 2015 ††	88,000	79,200
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	1,048,000	1,075,510
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	193,000	201,444
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	64,000	66,960
Church & Dwight Co., Inc. company
guaranty 6s, 2012	349,000	341,148
Cinemark USA, Inc.
sr. sub. notes 9s, 2013	160,000	169,600
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	805,000	691,294

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Consumer Staples continued
Constellation Brands, Inc.
sr. sub. notes Ser. B, 8 1/8s, 2012	$380,000	$395,675
CSC Holdings, Inc. debs.
7 5/8s, 2018	156,000	151,905
CSC Holdings, Inc.
sr. notes Ser. B, 7 5/8s, 2011	300,000	305,625
CSC Holdings, Inc. 144A
sr. notes 6 3/4s, 2012	854,000	832,650
Del Monte Corp. company
guaranty 6 3/4s, 2015	250,000	247,500
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	470,000	495,850
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	775,000	743,031
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	1,637,000	1,596,075
Interpublic Group of
Companies, Inc. notes 6 1/4s, 2014	89,000	82,770
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	563,000	576,371
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	131,000	136,568
Playtex Products, Inc. sec.
notes 8s, 2011	630,000	658,350
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	369,000	376,380
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	342,000	359,528
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	217,000	205,608
Sbarro, Inc. company guaranty
11s, 2009	552,000	560,280
Scotts Co. (The)
sr. sub. notes 6 5/8s, 2013	215,000	225,213
Six Flags, Inc. sr. notes 9 5/8s, 2014	275,000	255,063
Supervalu, Inc. sr. notes
7 1/2s, 2014	1,270,000	1,324,232
Young Broadcasting, Inc. company
guaranty 10s, 2011	318,000	302,100
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	241,000	208,766
		14,224,828

Energy (3.7%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	1,110,000	1,101,675
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	337,000	353,008
CHC Helicopter Corp. sr. sub.
notes 7 3/8s, 2014 (Canada)	620,000	597,525
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	903,000	940,249
Complete Production Services, Inc.
144A sr. notes 8s, 2016	380,000	389,500

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Energy continued
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	$420,000	$407,400
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	595,000	603,925
Forest Oil Corp. sr. notes 8s, 2011	465,000	483,600
Gazprom 144A notes 6.212s,
2016 (Luxembourg)	1,260,000	1,268,820
Gazprom OAO 144A notes 9 5/8s,
2013 (Germany)	560,000	670,600
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	456,000	432,060
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	395,000	376,731
Massey Energy Co.
sr. notes 6 5/8s, 2010	639,000	639,000
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	620,000	647,900
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	294,000	294,000
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	555,000	524,475
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	353,215	360,374
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	290,000	297,601
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	620,000	604,500
Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)	423,500	446,048
Pemex Project Funding Master Trust
company guaranty 9 1/2s, 2027	1,000,000	1,344,000
Pemex Project Funding Master Trust
company guaranty 5 3/4s, 2015	2,788,000	2,768,484
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	615,000	645,750
Pogo Producing Co.
sr. sub. notes Ser. B, 8 1/4s, 2011	595,000	609,875
Pride International, Inc.
sr. notes 7 3/8s, 2014	675,000	696,938
		17,504,038

Financial (1.4%)
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.174s, 2012
(Cayman Islands)	1,087,000	1,101,971
Crescent Real Estate Equities LP
notes 7 1/2s, 2007 (R)	280,000	281,050
Finova Group, Inc. notes 7 1/2s, 2009	327,500	94,975
General Motors Acceptance Corp.
FRN 6.324s, 2007	265,000	265,209
General Motors Acceptance Corp.
FRN Ser. MTN, 6.225s, 2007	530,000	530,035
General Motors Acceptance Corp.
notes 7 3/4s, 2010	66,000	69,080

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Financial continued
General Motors Acceptance Corp.
notes 6 7/8s, 2012	$133,000	$136,568
General Motors Acceptance Corp.
notes 6 3/4s, 2014	579,000	594,710
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	67,000	66,746
Liberty Mutual Insurance 144A
notes 7.697s, 2097	480,000	491,200
UBS Luxembourg SA for Sberbank
unsec. sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††	1,040,000	1,052,480
VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)	695,000	708,900
VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)	400,000	408,000
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)	1,000,000	1,068,750
		6,869,674

Health Care (1.3%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	155,000	152,675
DaVita, Inc. company
guaranty 6 5/8s, 2013	119,000	119,298
HCA, Inc. notes 6 3/8s, 2015	164,000	138,990
HCA, Inc. notes 5 3/4s, 2014	202,000	167,660
HCA, Inc. 144A sr. sec.
notes 9 5/8s, 2016 ‡‡	400,000	430,000
HCA, Inc. 144A sec. notes 9 1/4s,
2016	460,000	492,775
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s, 2012	515,000	427,450
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	630,000	603,225
Service Corporation International
debs. 7 7/8s, 2013	63,000	66,308
Service Corporation International
sr. notes 7s, 2017	127,000	128,588
Service Corporation International
sr. notes 6 3/4s, 2016	406,000	403,970
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	542,000	521,675
Tenet Healthcare Corp.
notes 7 3/8s, 2013	325,000	298,594
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	197,000	200,448
Triad Hospitals, Inc.
sr. notes 7s, 2012	655,000	666,463
US Oncology, Inc. company
guaranty 9s, 2012	350,000	369,250
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	472,000	477,900
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	260,000	293,800

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Health Care continued
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	$153,000	$157,590
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	135,000	138,038
		6,254,697

Technology (0.5%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	253,000	262,488
Freescale Semiconductor, Inc. 144A
sr. notes 9 1/8s, 2014 ‡‡	276,000	274,275
Freescale Semiconductor, Inc. 144A
sr. notes 8 7/8s, 2014	556,000	553,915
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016	278,000	278,348
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	160,000	164,800
Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	140,000	134,400
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	11,000	9,130
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	256,000	268,800
Xerox Corp. sr. notes 7 5/8s, 2013	284,000	298,200
Xerox Corp. unsec.
sr. notes 6 3/4s, 2017	165,000	172,425
		2,416,781

Transportation (0.1%)
CalAir, LLC/CalAir Capital Corp.
company guaranty 8 1/8s, 2008	595,000	594,256

Utilities & Power (1.7%)
AES Corp. (The) sr. notes 8 7/8s, 2011	48,000	51,600
AES Corp. (The) 144A sec.
notes 9s, 2015	436,000	469,790
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	350,000	375,375
ANR Pipeline Co. debs. 9 5/8s, 2021	206,000	273,367
CMS Energy Corp. sr. notes
7 3/4s, 2010	155,000	163,525
Colorado Interstate Gas Co.
debs. 6.85s, 2037	290,000	296,748
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	78,000	76,960
Edison Mission Energy sr. unsec
7 3/4s, 2016	104,000	110,240
Edison Mission Energy sr. unsec
7 1/2s, 2013	122,000	127,490
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	160,000	193,774
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	742,000	776,318
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	395,000	384,138

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (17.9%)* continued

	Principal amount	Value

Utilities & Power continued
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	$469,000	$508,865
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	614,000	676,935
Monongahela Power Co. 1st mtge.
6.7s, 2014	320,000	338,783
NRG Energy, Inc. sr. notes
7 3/8s, 2016	170,000	170,850
Orion Power Holdings, Inc.
sr. notes 12s, 2010	550,000	624,250
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	434,000	438,085
Teco Energy, Inc. notes 7.2s, 2011	150,000	159,000
Teco Energy, Inc. notes 7s, 2012	255,000	268,388
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	24,000	25,080
Tennessee Gas Pipeline Co.
debs. 7s, 2028	65,000	68,632
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	127,000	138,574
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026	350,000	360,938
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s, 2011
(Canada)	466,000	491,741
Utilicorp United, Inc.
sr. notes 9.95s, 2011	15,000	16,429
Williams Cos., Inc. (The)
notes 8 3/4s, 2032	120,000	135,600
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	320,000	342,400
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	128,000	128,800
Williams Partners LP/ Williams
Partners Finance Corp. 144A
bonds 7 1/4s, 2017	105,000	107,100
York Power Funding 144A notes
12s, 2007
(Cayman Islands) (In default) (F) †	179,268	20,150
		8,319,925

Total corporate bonds and notes (cost $84,773,315)		$86,043,571

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (2.7%)*

	Principal amount	Value

Federal Home Loan Mortgage
Corporation Pass-Through Certificates
6s, with due dates from May 1, 2021
to September 1, 2021	$769,335	$779,750
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, September 1, 2022	10,721	11,130
7s, June 1, 2032	882	908

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (2.7%)* continued

	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
October 1, 2033 to
November 1, 2034	$246,141	$251,157
6s, May 1, 2021	3,711,444	3,764,071
5 1/2s, with due dates from
October 1, 2035 to
December 1, 2036	1,038,489	1,026,648
5 1/2s, with due dates from
February 1, 2020 to March 1, 2021	1,177,487	1,177,901
5s, with due dates from
December 1, 2019 to June 1, 2021	538,988	530,392
4 1/2s, with due dates from
August 1, 2020 to May 1, 2034	5,436,116	5,177,088

Total U.S. government agency mortgage
obligations (cost $12,682,249)		$12,719,045

U.S. TREASURY OBLIGATIONS (16.9%)*

	Principal amount	Value

U.S. Treasury Bonds
6 1/4s, May 15, 2030	$17,389,000	$20,725,514
6 1/4s, August 15, 2023	8,570,000	9,860,856
U.S. Treasury Inflation Index
Notes 2s, January 15, 2016	6,185,062	5,973,765
U.S. Treasury Notes
4 1/4s, August 15, 2013	16,078,000	15,678,561
3 1/4s, August 15, 2008	12,217,000	11,915,393
U.S. Treasury Strip zero %,
November 15, 2024	40,835,000	17,010,252

Total U.S. treasury obligations
(cost $78,549,916)		$81,164,341

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)*

	Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1,
Class G, 7s, 2029	$235,000	$234,736
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	125,000	126,115
Ser. 01-1, Class K, 6 1/8s, 2036	282,000	233,733
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1,
8.35s, 2014	111,000	110,775
FRB Ser. 05-MIB1, Class K,
7.35s, 2022	476,000	473,805
FRB Ser. 05-ESHA, Class K,
7.15s, 2020	531,000	531,461

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount		Value

Banc of America Large Loan 144A
FRB Ser. 06-LAQ, Class M,
7s, 2021		$296,000	$296,750
FRB Ser. 06-LAQ, Class L,
6.9s, 2021		372,000	373,575
Bear Stearns Commercial Mortgage
Securities, Inc. FRB Ser. 00-WF2,
Class F, 8.195s, 2032		189,000	210,738
Bear Stearns Commercial Mortgage
Securities, Inc. 144A FRB
Ser. 05-LXR1, Class J, 7s, 2018		460,000	460,000
Broadgate Financing PLC sec. FRB
Ser. D, 5.893s, 2023
(United Kingdom)	GBP	342,575	668,953
Countrywide Alternative
Loan Trust
IFB Ser. 06-6CB, Class 1A3,
Interest only (IO), zero %, 2036		$4,641,951	9,429
Ser. 06-OA10, Class XBI, IO,
2.282s, 2046		4,240,592	184,201
CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C,
5.95s, 2017		179,000	178,999
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class L,
7.2s, 2020		534,000	531,832
FRB Ser. 05-TFLA, Class K,
6.65s, 2020		291,000	290,998
Ser. 1998-C2, Class F, 6 3/4s, 2030		1,198,000	1,278,791
Ser. 98-C1, Class F, 6s, 2040		758,000	753,123
Ser. 02-CP5, Class M, 5 1/4s, 2035		275,000	250,723
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.831s, 2031		13,856,075	181,320
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		226,150	229,843
DLJ Commercial Mortgage
Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031		723,280	702,732
DLJ Mortgage
Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		212,000	200,340
Ser. 97-CF1, Class B1, 7.91s, 2030		206,000	206,446
European Loan Conduit FRB Ser. 6X,
Class E, 6.931s, 2010
(United Kingdom)	GBP	272,470	534,405
European Loan Conduit 144A
FRB Ser. 6A, Class F, 7.422s,
2010 (United Kingdom)	GBP	100,576	197,303
FRB Ser. 22A, Class D, 6.022s,
2014 (Ireland)	GBP	371,000	726,566
European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
5.608s, 2014 (United Kingdom)	GBP	258,472	504,976

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-117, Class GF,
zero %, 2036	$231,674	$216,580
IFB Ser. 06-70, Class BS,
14.3s, 2036	208,653	246,693
IFB Ser. 06-62, Class PS,
7.8s, 2036	480,878	532,702
IFB Ser. 06-76, Class QB,
7.5s, 2036	1,334,623	1,458,156
IFB Ser. 06-63, Class SP,
7.2s, 2036	1,448,248	1,577,423
IFB Ser. 06-60, Class TK,
7.2s, 2036	401,865	422,055
IFB Ser. 05-74, Class CS,
5.308s, 2035	483,610	487,485
IFB Ser. 05-74, Class CP,
5.133s, 2035	423,799	432,326
IFB Ser. 05-76, Class SA,
5.133s, 2034	601,575	603,736
IFB Ser. 06-27, Class SP,
4.95s, 2036	575,000	583,244
IFB Ser. 06-8, Class HP,
4.95s, 2036	691,008	696,663
IFB Ser. 06-8, Class WK,
4.95s, 2036	1,070,406	1,068,408
IFB Ser. 05-106, Class US,
4.95s, 2035	1,027,655	1,044,942
IFB Ser. 05-99, Class SA,
4.95s, 2035	506,647	506,329
IFB Ser. 05-114, Class SP,
4.868s, 2036	292,759	281,781
IFB Ser. 06-60, Class CS,
4.473s, 2036	632,860	610,397
IFB Ser. 05-95, Class OP,
3.83s, 2035	266,000	247,977
IFB Ser. 05-83, Class QP,
3.484s, 2034	165,047	154,386
IFB Ser. 02-36, Class QH, IO,
2.7s, 2029	101,477	621
IFB Ser. 06-90, Class SE, IO,
2.45s, 2036	1,841,501	161,347
IFB Ser. 03-66, Class SA, IO,
2.3s, 2033	886,089	66,315
IFB Ser. 03-48, Class S, IO, 2.2s,
2033	400,201	29,579
IFB Ser. 05-113, Class AI, IO,
1.88s, 2036	610,232	39,986
IFB Ser. 05-113, Class DI, IO,
1.88s, 2036	1,196,737	67,326
IFB Ser. 06-60, Class DI, IO,
1.72s, 2035	1,815,629	90,782
IFB Ser. 05-95, Class CI, IO,
1.35s, 2035	1,050,818	64,253
IFB Ser. 05-84, Class SG, IO,
1.35s, 2035	1,830,167	107,105

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-69, Class AS, IO,
1.35s, 2035	$472,175	$25,084
IFB Ser. 04-92, Class S, IO,
1.35s, 2034	1,472,518	75,010
IFB Ser. 05-104, Class SI, IO,
1.35s, 2033	2,492,817	139,225
IFB Ser. 05-83, Class QI, IO,
1.34s, 2035	273,797	18,001
IFB Ser. 05-92, Class SC, IO,
1.33s, 2035	2,472,202	140,159
IFB Ser. 05-83, Class SL, IO,
1.32s, 2035	3,277,056	160,196
IFB Ser. 06-20, Class IG, IO,
1.3s, 2036	6,279,121	253,597
IFB Ser. 06-45, Class SM, IO,
1 1/4s, 2036	1,522,675	60,663
IFB Ser. 06-20, Class IB, IO,
1.24s, 2036	2,690,816	104,685
IFB Ser. 05-95, Class OI, IO,
1.24s, 2035	154,005	10,194
IFB Ser. 06-99, Class AS, IO,
1.23s, 2036	133,770	6,301
IFB Ser. 06-85, Class TS, IO,
1.21s, 2036	2,093,585	82,281
IFB Ser. 03-112, Class SA, IO,
1.15s, 2028	889,708	24,702
IFB Ser. 05-67, Class BS, IO,
0.8s, 2035	1,199,279	34,479
IFB Ser. 05-74, Class SE, IO,
0 3/4s, 2035	1,423,551	37,493
IFB Ser. 05-87, Class SE, IO,
0.7s, 2035	7,093,646	210,212
IFB Ser. 04-54, Class SW, IO,
0.65s, 2033	558,660	14,831
Ser. 04-W8, Class 3A, 7 1/2s, 2044	291,705	306,511
Ser. 04-W2, Class 5A, 7 1/2s, 2044	979,684	1,027,580
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	251,883	264,350
Ser. 03-W4, Class 4A, 7 1/2s, 2042	77,595	80,849
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	189,602	197,900
Ser. 02-T19, Class A3, 7 1/2s, 2042	168,087	175,481
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	2,253	2,352
Ser. 02-W1, Class 2A, 7 1/2s, 2042	308,384	320,419
Ser. 02-14, Class A2, 7 1/2s, 2042	1,420	1,481
Ser. 01-T10, Class A2, 7 1/2s, 2041	222,972	231,722
Ser. 02-T4, Class A3, 7 1/2s, 2041	766	797
Ser. 01-T8, Class A1, 7 1/2s, 2041	1,582	1,639
Ser. 01-T7, Class A1, 7 1/2s, 2041	887,594	920,368
Ser. 01-T3, Class A1, 7 1/2s, 2040	142,096	147,484
Ser. 01-T1, Class A1, 7 1/2s, 2040	431,373	447,843
Ser. 99-T2, Class A1, 7 1/2s, 2039	176,938	185,671
Ser. 00-T6, Class A1, 7 1/2s, 2030	84,789	88,334
Ser. 02-W7, Class A5, 7 1/2s, 2029	137,661	143,518

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Fannie Mae
Ser. 01-T4, Class A1, 7 1/2s, 2028	$404,788	$425,623
Ser. 02-W3, Class A5, 7 1/2s, 2028	472	492
Ser. 01-T10, Class A1, 7s, 2041	771,006	792,880
Ser. 03-W17, Class 12, IO,
1.155s, 2033	2,213,978	87,895
Ser. 03-W10, Class 1A, IO,
0.978s, 2043	3,396,186	47,747
Ser. 03-W10, Class 3A, IO,
0.97s, 2043	4,031,418	65,390
Ser. 00-T6, IO, 0.76s, 2030	3,780,363	52,514
Ser. 02-T18, IO, 0.525s, 2042	6,090,528	76,353
Ser. 06-84, Class OP, Principal
only (PO), zero %, 2036	85,915	83,017
Ser. 372, Class 1, PO, zero %, 2036	173,900	139,222
Ser. 371, Class 1, PO, zero %, 2036	463,951	392,465
Ser. 05-113, Class DO, PO,
zero %, 2036	183,950	149,934
Ser. 367, Class 1, PO, zero %, 2036	562,460	423,756
Ser. 363, Class 1, PO, zero %, 2035	3,059,936	2,305,364
Ser. 361, Class 1, PO, zero %, 2035	2,120,238	1,726,647
Ser. 04-38, Class AO, PO,
zero %, 2034	362,207	261,513
Ser. 342, Class 1, PO, zero %, 2033	188,950	148,881
Ser. 02-82, Class TO, PO,
zero %, 2032	153,482	123,625
Ser. 04-61, Class CO, PO,
zero %, 2031	342,000	275,043
Ser. 99-51, Class N, PO,
zero %, 2029	68,513	56,170
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	313,762	330,258
Ser. T-58, Class 4A, 7 1/2s, 2043	3,300	3,451
Ser. T-41, Class 3A, 7 1/2s, 2032	764,082	795,563
Ser. T-60, Class 1A2, 7s, 2044	1,461,585	1,514,740
Ser. T-57, Class 1AX, IO,
0.005s, 2043	1,782,112	21,011
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1 3/8s, 2020	5,144,080	283,654
First Union Commercial Mortgage
Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	351,000	304,441
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	447,000	497,058
Freddie Mac
FRB Ser. 3022, Class TC,
zero %, 2035	97,230	102,061
FRB Ser. 2986, Class XT,
zero %, 2035	64,314	64,032
FRB Ser. 3046, Class WF,
zero %, 2035	125,645	121,711

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Freddie Mac
FRB Ser. 3054, Class XF,
zero %, 2034	$60,966	$59,537
IFB Ser. 3182, Class PS, 7.2s, 2032	184,412	200,440
IFB Ser. 3081, Class DC,
5.085s, 2035	413,587	411,497
IFB Ser. 3114, Class GK, 5s, 2036	270,268	270,776
IFB Ser. 2979, Class AS,
4.657s, 2034	181,442	172,824
IFB Ser. 3065, Class DC,
3.81s, 2035	620,054	576,695
IFB Ser. 3050, Class SA,
3 1/2s, 2034	445,394	409,208
IFB Ser. 2828, Class TI, IO,
1.7s, 2030	587,519	33,213
IFB Ser. 3033, Class SF, IO,
1.45s, 2035	854,806	31,521
IFB Ser. 3028, Class ES, IO,
1.4s, 2035	2,990,780	200,956
IFB Ser. 3042, Class SP, IO,
1.4s, 2035	693,425	41,883
IFB Ser. 3045, Class DI, IO,
1.38s, 2035	3,816,947	159,654
IFB Ser. 3054, Class CS, IO,
1.35s, 2035	673,314	28,825
IFB Ser. 3107, Class DC, IO,
1.35s, 2035	3,118,200	209,136
IFB Ser. 3066, Class SI, IO,
1.35s, 2035	2,031,167	133,171
IFB Ser. 3031, Class BI, IO,
1.34s, 2035	568,217	39,033
IFB Ser. 3067, Class SI, IO,
1.3s, 2035	2,381,532	160,419
IFB Ser. 3114, Class TS, IO,
1.3s, 2030	3,818,851	162,817
IFB Ser. 3065, Class DI, IO,
1.27s, 2035	444,954	28,037
IFB Ser. 3174, Class BS, IO,
1.17s, 2036	2,581,497	90,926
IFB Ser. 3152, Class SY, IO,
1.13s, 2036	2,511,843	152,280
IFB Ser. 3081, Class DI, IO,
1.13s, 2035	573,005	29,373
IFB Ser. 3199, Class S, IO, 1.1s,
2036	2,167,445	104,986
IFB Ser. 3016, Class SP, IO,
0.76s, 2035	572,558	15,390
IFB Ser. 3016, Class SQ, IO,
0.76s, 2035	1,348,468	36,867
IFB Ser. 2815, Class S, IO,
0.65s, 2032	1,310,858	34,150
Ser. 239, PO, zero %, 2036	349,569	279,419
Ser. 3174, PO, zero %, 2036	106,535	90,272
Ser. 236, PO, zero %, 2036	538,860	431,203
Ser. 3045, Class DO, PO,
zero %, 2035	291,881	233,988

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount	Value

Freddie Mac
Ser. 231, PO, zero %, 2035	$2,220,432	$1,680,109
Ser. 228, PO, zero %, 2035	2,026,755	1,601,345
Ser. 3130, Class KO, PO, zero %, 2034	86,327	68,619
Ser. 215, PO, zero %, 2031	138,694	111,325
Ser. 2235, PO, zero %, 2030	160,535	127,776
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	134,000	142,728
Ser. 00-1, Class G, 6.131s, 2033	468,000	424,640
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	418,345	421,465
Government National
Mortgage Association
IFB Ser. 05-66, Class SP, 3s, 2035	376,907	343,526
IFB Ser. 05-68, Class SN, IO,
1.85s, 2034	1,947,282	102,836
IFB Ser. 05-65, Class SI, IO, 1s, 2035	1,469,587	55,335
IFB Ser. 05-68, Class SI, IO,
0.95s, 2035	5,002,354	213,367
IFB Ser. 06-14, Class S, IO,
0.9s, 2036	1,452,813	49,761
IFB Ser. 05-51, Class SJ, IO,
0.85s, 2035	1,475,590	59,209
IFB Ser. 05-68, Class S, IO,
0.85s, 2035	2,871,628	112,155
Ser. 99-31, Class MP, PO,
zero %, 2029	217,960	185,533
Ser. 98-2, Class EA, PO,
zero %, 2028	64,910	53,194
GS Mortgage Securities Corp. II
144A FRB Ser. 03-FL6A, Class L,
8.6s, 2015	178,000	178,668
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	199,915	187,382
Ser. 98-C4, Class J, 5.6s, 2035	379,000	343,544
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 9.1s, 2014	567,000	567,000
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.8s, 2036	2,299,510	107,985
IFB Ser. 06-7, Class 2A4, IO,
1.2s, 2036	3,522,711	131,089
IFB Ser. 06-7, Class 2A5, IO,
1.2s, 2036	3,046,303	159,138
IFB Ser. 06-6, Class 1A2, IO,
1.15s, 2036	1,341,951	53,328
IFB Ser. 06-6, Class 1A3, IO,
1.15s, 2036	1,762,399	85,425
IFB Ser. 06-5, Class 1A3, IO,
0.05s, 2036	622,167	2,806

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

	Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A3, IO,
0.03s, 2036		$1,404,535	$6,876
IFB Ser. 06-6, Class 4A2, IO,
0.03s, 2036		1,336,938	2,170
Ser. 06-9, Class 2A2, IO,
1.27s, 2036		1,940,000	93,586
Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040		463,000	388,725
Ser. 04-1A, Class K, 5.45s, 2040		167,000	134,310
Ser. 04-1A, Class L, 5.45s, 2040		76,000	56,224
Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.051s, 2049		43,743,000	663,376
Merrill Lynch Mortgage
Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.329s, 2028		1,711,082	131,406
Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		915,000	959,863
Morgan Stanley Capital I 144A
Ser. 04-RR, Class F7, 6s, 2039		1,380,000	1,006,376
Mortgage Capital Funding, Inc.
Ser. 97-MC2, Class X, IO,
1.179s, 2012		1,468,693	4,303
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5 3/4s, 2042
(United Kingdom)		433,000	432,974
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		157,000	153,852
SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		222,000	221,672
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		133,000	112,749
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		158,000	123,197
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		143,000	120,729
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		137,000	106,908
Titan Europe PLC 144A
FRB Ser. 05-CT1A, Class D, 6.222s,
2014 (Ireland)	GBP	453,516	888,157
FRB Ser. 05-CT2A, Class E, 6.177s,
2014 (Ireland)	GBP	165,399	323,995
FRB Ser. 04-2A, Class D, 4.4s,
2014 (Ireland)	EUR	269,515	356,074
FRB Ser. 04-2A, Class C, 4s, 2014
(Ireland)	EUR	118,666	156,737

COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)* continued

Principal amount			Value

URSUS EPC 144A FRB Ser. 1-A,
Class D, 6.05s, 2012 (Ireland)	GBP	261,653	$512,421
Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 8.65s, 2018		$363,000	362,492

Total collateralized mortgage obligations
(cost $58,545,883)			$59,812,144

ASSET-BACKED SECURITIES (10.2%)*

Principal amount			Value

Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012		$6,484	$6,484
Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N2, 10s, 2034
(Cayman Islands)		120,321	111,898
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		326,000	338,337
Ser. 04-1A, Class E, 6.42s, 2039		175,000	173,339
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.82s, 2036		43,000	32,376
Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB
Ser. 06-HE2, Class M10, 7.85s, 2036		124,000	106,781
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 6.05s, 2033		238,256	239,261
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.38s, 2011		270,000	273,078
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 8.6s, 2034		223,000	220,770
FRB Ser. 06-PC1, Class M9, 7.1s, 2035		135,000	111,438
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.6s, 2036		216,000	193,624
Bombardier Capital
Mortgage
Securitization Corp.
FRB Ser. 00-A, Class A1, 5.51s, 2030		124,137	70,758
Ser. 00-A, Class A4, 8.29s, 2030		428,106	306,899
Ser. 00-A, Class A2, 7.575s, 2030		116,574	80,421
Ser. 99-B, Class A4, 7.3s, 2016		560,520	374,613
Ser. 99-B, Class A3, 7.18s, 2015		818,230	535,813
Broadhollow Funding, LLC 144A FRB
Ser. 04-A, Class Sub, 6.57s, 2009		500,000	505,800
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.85s,
2011 (Cayman Islands)		125,237	129,551
FRB Ser. 04-AA, Class B3, 8.7s,
2011 (Cayman Islands)		30,367	30,884
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.43s, 2010		110,000	111,467

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.2%)* continued

	Principal amount	Value

CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034
(Cayman Islands)	$8,077	$7,732
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.85s, 2035	222,000	169,564
FRB Ser. 05-HE4, Class M12,
7.4s, 2035	333,000	244,355
Conseco Finance Securitizations Corp.
FRB Ser. 01-4, Class M1,
7.099s, 2033	241,000	91,580
Ser. 00-2, Class A5, 8.85s, 2030	581,000	549,265
Ser. 00-2, Class A4, 8.48s, 2030	12,274	12,088
Ser. 00-4, Class A6, 8.31s, 2032	2,680,000	2,315,966
Ser. 00-5, Class A7, 8.2s, 2032	154,000	130,207
Ser. 00-1, Class A5, 8.06s, 2031	811,157	719,417
Ser. 00-4, Class A5, 7.97s, 2032	187,000	149,937
Ser. 00-5, Class A6, 7.96s, 2032	36,000	31,293
Ser. 02-1, Class M1F, 7.954s, 2033	12,000	12,660
Ser. 00-4, Class A4, 7.73s, 2031	180,523	167,882
Ser. 01-3, Class M2, 7.44s, 2033	74,931	7,493
Ser. 01-4, Class A4, 7.36s, 2033	209,000	216,705
Ser. 00-6, Class A5, 7.27s, 2032	72,220	72,379
Ser. 01-1, Class A5, 6.99s, 2032	112,000	109,645
Ser. 01-3, Class A4, 6.91s, 2033	2,422,000	2,338,274
Ser. 02-1, Class A, 6.681s, 2033	1,157,532	1,172,945
Ser. 01-3, Class A3, 5.79s, 2033	1,574	1,573
Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 7.365s, 2007	697,000	699,488
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.45s, 2036	866,575	1,462
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	835,506	4,178
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036	318,235	721
Countrywide Asset Backed
Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	23,462	22,916
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	20,837	20,850
Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.339s, 2046	3,364,405	140,884
Ser. 05-2, Class 2X, IO, 1.16s, 2035	4,141,443	94,477
Countrywide Home Loans 144A IFB
Ser. 05-R1, Class 1AS, IO,
0.808s, 2035 (SN)	2,254,607	68,948
Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038
(Cayman Islands)	361,000	360,098
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	197,000	201,902

ASSET-BACKED SECURITIES (10.2%)* continued

	Principal amount		Value

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.807s, 2039		$900,886	$914,963
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		32,627	5,227
Ser. 04-3, Class A, 4 1/2s, 2034		796	729
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		502,000	498,488
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 6.69s,
2043 (United Kingdom)	GBP	920,000	1,844,069
FRB Ser. 02-1, Class 1C, 6.674s,
2042 (United Kingdom)		$232,705	233,152
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	1,225,000	1,662,257
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$680,291	640,147
Ser. 94-4, Class B2, 8.6s, 2019		256,885	187,867
Ser. 93-1, Class B, 8.45s, 2018		461,981	440,626
Ser. 99-5, Class A5, 7.86s, 2030		3,534,000	3,472,155
Ser. 96-8, Class M1, 7.85s, 2027		304,000	304,896
Ser. 95-8, Class B1, 7.3s, 2026		285,417	285,528
Ser. 95-4, Class B1, 7.3s, 2025		289,077	297,137
Ser. 97-6, Class M1, 7.21s, 2029		125,000	119,297
Ser. 95-F, Class B2, 7.1s, 2021		50,234	50,329
Ser. 99-3, Class A7, 6.74s, 2031		541,000	535,614
Ser. 99-3, Class A5, 6.16s, 2031		14,676	14,767
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		1,916,373	1,772,330
Ser. 99-5, Class A4, 7.59s, 2028		66,013	67,082
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		298,512	295,389
Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.35s,
2030 (Cayman Islands)		289,000	290,618
FRB Ser. 05-1A, Class E, 7.15s,
2030 (Cayman Islands)		229,991	229,991
HASCO NIM Trust 144A
Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands)		198,542	193,746
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.094s, 2040
(United Kingdom)		192,000	192,035
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.35s,
2036 (Cayman Islands)		660,000	698,491
FRB Ser. 02-1A, Class FFL, 8.1s,
2037 (Cayman Islands)		1,135,000	1,136,419
Long Beach Mortgage Loan Trust FRB
Ser. 06-2, Class M10, 7.85s, 2036		232,000	208,728
Long Beach Mortgage Loan Trust
144A FRB Ser. 06-2, Class B,
7.85s, 2036		232,000	190,168

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.2%)* continued

	Principal amount		Value

Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 5.94s, 2039
(United Kingdom)	GBP	700,000	$1,370,880
Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class B1, 8.6s, 2032		$925,076	721,559
MASTR Adjustable Rate Mortgages
Trust Ser. 04-13, Class 3A6,
3.786s, 2034		190,000	182,765
MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034
(Cayman Islands)		3,914	3,863
MBNA Credit Card Master Note
Trust FRB Ser. 03-C5, Class C5,
6.53s, 2010		110,000	111,549
Merrill Lynch Mortgage
Investors, Inc. FRB Ser. 05-A9,
Class 3A1, 5.291s, 2035		355,661	353,439
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)		7,901	7,783
Mid-State Trust Ser. 11, Class B,
8.221s, 2038		111,143	110,001
Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class B3, 8.55s, 2034		181,000	182,332
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E,
5s, 2012		76,203	75,324
Morgan Stanley Mortgage Loan Trust
IFB Ser. 06-7, Class 4A3, IO,
zero %, 2036		743,626	2,399
Ser. 05-5AR, Class 2A1,
5.396s, 2035		1,221,158	1,218,869
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 7.35s,
2039 (Cayman Islands)		500,000	510,000
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		157,651	154,132
Ser. 04-B, Class C, 3.93s, 2012		66,568	65,036
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		832,048	734,888
Ser. 00-A, Class A2, 7.765s, 2017		122,708	95,534
Ser. 95-B, Class B1, 7.55s, 2021		150,000	98,985
Ser. 00-D, Class A4, 7.4s, 2030		709,000	462,384
Ser. 02-B, Class A4, 7.09s, 2032		339,460	302,980
Ser. 99-B, Class A4, 6.99s, 2026		925,403	812,695
Ser. 01-D, Class A4, 6.93s, 2031		441,930	348,363
Ser. 01-E, Class A4, 6.81s, 2031		730,361	645,515
Ser. 01-C, Class A2, 5.92s, 2017		933,241	481,687
Ser. 02-C, Class A1, 5.41s, 2032		1,160,434	1,007,230
Ser. 01-E, Class A2, 5.05s, 2019		739,271	580,102
Ser. 02-A, Class A2, 5.01s, 2020		111,642	86,048

ASSET-BACKED SECURITIES (10.2%)* continued

	Principal amount		Value

Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030		$174,023	$155,587
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.876s,
2018 (Ireland)		627,000	650,199
FRB Ser. 05-A, Class E, 9.976s,
2012 (Ireland)		176,000	179,414
FRB Ser. 05-A, Class D, 6.876s,
2012 (Ireland)		175,000	174,983
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.85s, 2035		290,000	249,052
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
7.85s, 2034		111,000	104,330
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034		10,093	9,924
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6 1/2s, 2042
(United Kingdom)		280,000	282,693
FRB Ser. 6, Class 3C, 5.954s, 2042
(United Kingdom)	GBP	686,000	1,347,761
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
8.1s, 2035		$288,000	258,604
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.2s, 2036		327,684	3,712
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
5.961s, 2038 (United Kingdom)	GBP	100,000	194,782
Rural Housing Trust Ser. 87-1,
Class D, 6.33s, 2026		$49,364	49,548
SAIL Net Interest
Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)		14,931	2,837
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)		59,661	3,794
Ser. 03-10A, Class A, 7 1/2s, 2033
(Cayman Islands)		42,232	3,864
SAIL Net Interest
Margin Notes 144A
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)		11,008	1,101
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)		6,190	248
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)		8,174	163
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)		2,820	226
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands)		17,748	4,215
Sasco Net Interest Margin Trust
144A Ser. 03-BC1, Class B,
zero %, 2033 (Cayman Islands)		233,642	27,383

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.2%)* continued

	Principal amount	Value

Sharps SP I, LLC Net Interest
Margin Trust 144A Ser. 04-HS1N,
Class Note, 5.92s, 2034	$3,080	$123
Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
7.85s, 2036	284,000	257,940
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.574s, 2038
(Cayman Islands)	120,000	120,600
Structured Asset Investment
Loan Trust 144A
FRB Ser. 06-BNC2, Class B1,
7.85s, 2036	235,000	205,434
FRB Ser. 05-HE3, Class M11,
7.85s, 2035	319,000	239,530
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.874s, 2015	1,336,771	1,335,100
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	395,000	404,352
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)	351,000	353,138
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035	10,613,845	154,754
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.277s, 2044 (United Kingdom)	504,403	504,383
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s, 2011	55,634	55,432

Total asset-backed securities
(cost $48,345,530)		$48,934,269

SENIOR LOANS (5.8%)* (c)

	Principal amount	Value

Basic Materials (0.6%)
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 7.357s, 2013	$595,500	$598,146
Georgia-Pacific Corp. bank term
loan FRN Ser. B2, 7.12s, 2012	200,000	200,889
Innophos, Inc. bank term loan FRN
7.6s, 2010	142,584	142,940
Lyondell Chemical Co. bank term
loan FRN Ser. B, 7.121s, 2013	99,750	100,140
Momentive Performance
Materials Corp. bank term loan
FRN 7.62s, 2013	150,000	150,188
Nalco Co. bank term loan FRN
Ser. B, 7.265s, 2010	189,849	190,453
Novelis, Inc. bank term loan FRN
7.62s, 2012	198,994	199,243

SENIOR LOANS (5.8%)* (c) continued

	Principal amount	Value

Basic Materials continued
Novelis, Inc. bank term loan FRN
Ser. B, 7.62s, 2012	$345,621	$346,053
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
7.376s, 2012	885,267	888,918
		2,816,970

Capital Goods (0.3%)
Graham Packaging Corp. bank term
loan FRN Ser. B, 7.72s, 2011	295,477	297,060
Hexcel Corp. bank term loan FRN
Ser. B, 7 1/8s, 2012	414,643	414,643
Mueller Group, Inc. bank term loan
FRN 7.373s, 2012	308,152	309,596
Terex Corp. bank term loan FRN
Ser. D, 7.114s, 2013	49,750	49,812
Transdigm, Inc. bank term loan FRN
7.366s, 2013	150,000	150,900
		1,222,011

Communication Services (0.6%)
Consolidated Communications
Holdings, Inc. bank term loan FRN
Ser. D, 7.366s, 2011	107,615	107,547
Idearc, Inc. bank term loan FRN
Ser. B, 7.35s, 2014	400,000	402,000
Intelsat, Ltd. bank term loan FRN
Ser. B, 7.622s, 2013 (Bermuda)	400,000	402,700
Level 3 Communications, Inc. bank
term loan FRN 8.366s, 2011	116,000	117,196
Madison River Capital, LLC bank
term loan FRN Ser. B, 7.62s, 2012	588,594	589,330
Metropcs Wireless, Inc. bank term
loan FRN 7 7/8s, 2013	149,625	150,124
PanAmSat Corp. bank term loan FRN
Ser. B, 7.872s, 2013	450,000	454,188
Syniverse Holdings, Inc. bank term
loan FRN Ser. B, 7.12s, 2012	228,174	229,029
Time Warner Telecom, Inc. bank
term loan FRN 7.57s, 2013	115,000	115,776
Windstream Corp. bank term loan
FRN Ser. B, 7.12s, 2013	220,000	221,203
		2,789,093

Consumer Cyclicals (1.1%)
Boise Cascade Corp. bank term loan
FRN Ser. D, 7.108s, 2011	94,249	94,615
CCM Merger, Inc. bank term loan
FRN Ser. B, 7.364s, 2012	591,003	589,969
Coinmach Service Corp. bank term
loan FRN Ser. B-1, 7 7/8s, 2012	149,546	150,761
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 6.868s, 2010	128,551	128,040
Dex Media West, LLC/Dex Media
Finance Co. bank term loan
FRN Ser. B1, 6.914s, 2010	363,471	362,562

Putnam VT Diversified Income Fund

SENIOR LOANS (5.8%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
IESI Corp. bank term loan FRN
Ser. B, 7.124s, 2011	$525,000	$524,672
Landsource, Inc. bank term loan
FRN Ser. B, 7 7/8s, 2010	50,000	49,438
Michaels Stores, Inc. bank term
loan FRN Ser. B, 8 3/8s, 2013	150,000	150,844
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.602s, 2013	87,342	87,908
Oriental Trading Co. bank term
loan FRN 8.172s, 2013	99,750	99,999
Penn National Gaming, Inc. bank
term loan FRN Ser. B, 7.132s, 2012	148,125	148,755
PRIMEDIA, Inc. bank term loan FRN
Ser. B, 7.6s, 2013	148,500	147,943
R.H. Donnelley Finance Corp. bank
term loan FRN 6.865s, 2011	541,832	539,876
R.H. Donnelley, Inc. bank term
loan FRN Ser. D1, 6.868s, 2011	284,329	283,489
Standard-Pacific Corp. bank term
loan FRN Ser. B, 6.873s, 2013	75,000	73,688
Sun Media Corp. bank term loan FRN
Ser. B, 7.126s, 2009 (Canada)	138,003	138,060
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 5.62s, 2012 (U)	124,375	125,114
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
7 7/8s, 2012	123,438	124,170
TRW Automotive, Inc. bank term
loan FRN Ser. B, 7.188s, 2010	418,023	416,652
TRW Automotive, Inc. bank term
loan FRN Ser. B2, 6 7/8s, 2010	89,325	89,102
Venetian Casino Resort, LLC bank
term loan FRN Ser. B, 7.12s, 2011	490,199	491,778
Venetian Casino Resort, LLC bank
term loan FRN Ser. DD, 7.12s, 2011	101,072	101,398
Visant Holding Corp. bank term
loan FRN Ser. C, 7.372s, 2010	515,164	517,096
William Carter Holdings Co. (The)
bank term loan FRN Ser. B,
6.87s, 2012	69,006	68,834
		5,504,763

Consumer Staples (1.9%)
Affinion Group, Inc. bank term
loan FRN Ser. B, 8.122s, 2013	708,596	711,033
Burlington Coat Factory
Warehouse Corp. bank term loan
FRN Ser. B, 7.62s, 2013	245,625	242,214
Cablevision Systems Corp. bank
term loan FRN Ser. B, 7.123s, 2013	796,000	796,066
CBRL Group, Inc. bank term loan
FRN Ser. B, 7.129s, 2013	9,082	9,066
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 7.62s, 2013	250,000	250,117

SENIOR LOANS (5.8%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Century Cable Holdings bank term
loan FRN 10 1/4s, 2009	$900,000	$875,571
Charter Communications bank term
loan FRN 8.005s, 2013	777,016	781,654
Insight Midwest bank term loan FRN
7.61s, 2014	68,075	68,488
Jean Coutu Group, Inc. bank term
loan FRN Ser. B, 7.938s, 2011 (Canada)	86,004	86,088
Mediacom Communications Corp. bank
term loan FRN Ser. C, 7.172s, 2015	591,260	589,888
Mediacom Communications Corp. bank
term loan FRN Ser. DD, 7.12s, 2015	90,000	89,512
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.614s, 2011	694,750	687,678
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 10 1/4s, 2010	440,000	428,313
Regal Cinemas, Inc. bank term loan
FRN Ser. B, 7.117s, 2010	588,313	586,422
Reynolds American, Inc. bank term
loan FRN Ser. B, 7.14s, 2012	149,250	150,183
Six Flags, Inc. bank term loan FRN
Ser. B, 8.62s, 2009	328,355	331,587
Spanish Broadcasting Systems, Inc.
bank term loan FRN 7.12s, 2012	339,812	339,104
Spectrum Brands, Inc. bank term
loan FRN Ser. B, 8.616s, 2013	1,016,666	1,019,389
United Rentals, Inc. bank term
loan FRN 7.32s, 2011	96,312	96,693
United Rentals, Inc. bank term
loan FRN Ser. B, 7.47s, 2011	36,842	36,988
Universal City Development bank
term loan FRN Ser. B, 7.38s, 2011	462,727	463,884
Warner Music Group bank term loan
FRN Ser. B, 7.373s, 2011	142,771	143,182
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.937s, 2012	209,092	208,504
		8,991,624

Energy (0.4%)
CR Gas Storage bank term loan FRN
7.198s, 2013	42,424	42,384
CR Gas Storage bank term loan FRN
7.141s, 2013	44,323	44,233
CR Gas Storage bank term loan FRN
Ser. B, 7.15s, 2013	232,220	231,748
CR Gas Storage bank term loan FRN
Ser. DD, 7.108s, 2013	29,697	29,669
Key Energy Services, Inc. bank
term loan FRN Ser. B, 7.855s, 2012	588,311	590,150
Meg Energy Corp. bank term loan
FRN 7 3/8s, 2013 (Canada)	74,438	74,542
Meg Energy Corp. bank term loan
FRN Ser. DD, 6s, 2013 (Canada) (U)	75,000	74,089

Putnam VT Diversified Income Fund

SENIOR LOANS (5.8%)* (c) continued

	Principal amount	Value

Energy continued
Petroleum Geo-Services ASA bank
term loan FRN Ser. B, 7.61s,
2012 (Norway)	$28,662	$28,805
Targa Resources, Inc. bank term
loan FRN 7.624s, 2012	473,841	475,544
Targa Resources, Inc. bank term
loan FRN 5.239s, 2012	115,161	115,575
		1,706,739

Financial (0.1%)
Fidelity National Information
Solutions, Inc. bank term loan
FRN Ser. B, 7.1s, 2013	453,266	453,203

Health Care (0.3%)
AmeriPath, Inc. bank term loan FRN
Ser. B, 7.36s, 2012	33,915	33,889
DaVita, Inc. bank term loan FRN
Ser. B, 7.422s, 2012	358,290	360,017
Healthsouth Corp. bank term loan
FRN Ser. B, 8.62s, 2013	895,500	900,848
LifePoint, Inc. bank term loan FRN
Ser. B, 6.975s, 2012	317,928	316,497
United Surgical Partners
International, Inc. bank term
loan FRN 7.145s, 2013	37,810	37,905
		1,649,156

Technology (0.3%)
AMI Semiconductor, Inc. bank term
loan FRN 6.85s, 2012	452,011	449,468
JDA Software Group, Inc. bank term
loan FRN Ser. B, 7.831s, 2013	40,000	40,150
SunGard Data Systems, Inc. bank
term loan FRN Ser. B, 7 7/8s, 2013	588,297	593,513
Travelport bank term loan FRN
8.364s, 2013	4,550	4,559
Travelport bank term loan FRN
Ser. B, 8.364s, 2013	46,334	46,420
UGS Corp. bank term loan FRN
Ser. C, 7.126s, 2012	326,621	326,212
		1,460,322

Transportation (0.1%)
Travelcenters of America, Inc.
bank term loan FRN Ser. B,
7.106s, 2011	246,000	245,693
United Airlines bank term loan FRN
Ser. B, 9.12s, 2012	217,656	219,094
United Airlines bank term loan FRN
Ser. DD, 9 1/8s, 2012	31,094	31,299
		496,086

SENIOR LOANS (5.8%)* (c) continued

		Principal amount		Value

Utilities & Power (0.1%)
Mirant North America, LLC. bank
term loan FRN Ser. B, 7.1s, 2013			$54,724	$54,606
NRG Energy, Inc. bank term loan
FRN Ser. B, 7.367s, 2013			442,948	445,163
				499,769

Total senior loans (cost $27,589,705)				$27,589,736

PURCHASED OPTIONS OUTSTANDING (0.5%)*

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest
rate swap with Citibank,
N.A. London for the
right to pay a fixed rate
swap of 4.1925% versus
the six month EUR-
EURIBOR-Telerate
maturing
October 13, 2016.	EUR	24,472,000	Oct-11/4.193	$653,938
Option on an interest
rate swap with Citibank,
N.A. London for the
right to receive a fixed
rate swap of 4.1925%
versus the six month
EUR-EURIBOR-
Telerate maturing
October 13, 2016.	EUR	19,291,000	Oct-11/4.193	469,162
Option on an interest
rate swap with Lehman
Brothers for the right to
pay a fixed rate swap of
4.148% versus the six
month EUR-EURIBOR-
Telerate maturing
October 10, 2016.	EUR	24,472,000	Oct-11/4.148	698,410
Option on an interest
rate swap with Lehman
Brothers for the right to
receive a fixed rate swap
of 4.148% versus the six
month EUR-EURIBOR-
Telerate maturing
October 10, 2016.	EUR	19,291,000	Oct-11/4.148	432,344

Total purchased options outstanding (cost $2,213,110)				$2,253,854

UNITS (0.4%)* (cost $1,281,402)

			Units	Value

XCL, Ltd. Equity Units (F)			842	$2,128,652

Putnam VT Diversified Income Fund

PREFERRED STOCKS (0.1%)*

			Shares	Value

Ion Media Networks, Inc. 13.25%
cum. pfd. ‡‡			7	$51,800
Rural Cellular Corp. Ser. B,
11.375% cum. pfd.			325	406,250

Total preferred stocks (cost $263,051)				$458,050

COMMON STOCKS (0.1%)*

			Shares	Value

Contifinancial Corp. Liquidating
Trust Units (F)		2,443,632		$244
Knology, Inc. †			182	1,936
Owens Corning, Inc. † (S)			8,115	242,639
Sterling Chemicals, Inc. †			139	1,772
USA Mobility, Inc.			16	358
VFB LLC (acquired various dates
from 6/22/99 to 12/8/03,
cost $535,954) (F) ‡ †			815,601	16,872
WHX Corp. †			16,354	138,191

Total common stocks (cost $2,287,067)				$402,012

CONVERTIBLE PREFERRED STOCKS (—%)*

			Shares	Value

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.			2,026	$83,826
Ion Media Networks, Inc. 144A
9.75% cv. pfd. ‡‡			14	60,200

Total convertible preferred stocks (cost $171,467)				$144,026

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp.
144A (F)	6/15/09	$0.01	890	$9
MDP Acquisitions PLC
144A (Ireland)	10/1/13	EUR 0.001	422	11,816
Ubiquitel, Inc. 144A	4/15/10	$22.74	1,420	14

Total warrants (cost $99,297)				$11,839

SHORT-TERM INVESTMENTS (7.6%)*

	Principal amount/
	shares	Value

Putnam Prime Money Market Fund (e)	32,471,182	$32,471,182
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$2,056,064	2,052,830
U.S. Treasury Bills for an effective
yield of 4.862%, March 29, 2007 #	1,941,000	1,918,193

Total short-term investments
(cost $36,442,205)		$36,442,205

Total investments (cost $459,973,991)		$470,394,268

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Argentina	1.2%
Brazil	0.8
Canada	1.1
Cayman Islands	1.5
France	3.4
Germany	7.1
Ireland	2.6
Japan	4.3
Luxembourg	0.9
Mexico	0.5
Russia	1.2
South Africa	0.5
Spain	0.5
Sweden	1.0
Turkey	0.7
United Kingdom	2.3
United States	69.3
Other	1.1

Total	100.0%

Putnam VT Diversified Income Fund

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06
(aggregate face value $61,446,180)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$22,713,937	$22,068,215	1/17/07	$645,722
British Pound	3,601,500	3,603,135	3/22/07	(1,635)
Canadian Dollar	3,481,515	3,574,350	1/17/07	(92,835)
Czech Republic
Koruna	1,343,928	1,325,089	3/22/07	18,839
Danish Krone	314,367	316,484	3/22/07	(2,117)
Euro	7,791,350	7,768,043	3/22/07	23,307
Japanese Yen	1,189,200	1,233,546	2/21/07	(44,346)
Korean Won	2,678,989	2,642,439	2/21/07	36,550
Malaysian Ringgit	1,248,704	1,207,671	2/21/07	41,033
Mexican Peso	1,222,646	1,207,112	1/17/07	15,534
Norwegian Krone	9,564,377	9,674,019	3/22/07	(109,642)
Polish Zloty	1,760,512	1,780,490	3/22/07	(19,978)
Swedish Krona	2,435,759	2,456,251	3/22/07	(20,492)
Swiss Franc	2,535,854	2,589,336	3/22/07	(53,482)

Total				$436,458

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06

(aggregate face value $135,361,780)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$3,469,883	$3,446,647	1/17/07	$(23,236)
British Pound	9,574,065	9,642,596	3/22/07	68,531
Canadian Dollar	8,608,691	8,832,200	1/17/07	223,509
Euro	60,901,882	61,394,906	3/22/07	493,024
Hong Kong Dollar	1,207,944	1,208,769	5/16/07	825
Hungarian Forint	509,489	500,281	3/22/07	(9,208)
Japanese Yen	30,525,749	30,994,601	2/21/07	468,852
Norwegian Krone	4,932,220	5,031,469	3/22/07	99,249
South African Rand	402,522	381,080	1/17/07	(21,442)
Swedish Krona	6,682,833	6,694,659	3/22/07	11,826
Swiss Franc	7,200,306	7,234,572	3/22/07	34,266

Total				$1,346,196

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Canadian Government
Bond 10 yr (Long)	9	$879,598	Mar-07	$(8,613)
Euro-Bobl
5 yr (Long)	52	7,467,141	Mar-07	(109,228)
Euro-Bund
10 yr (Short)	9	1,378,019	Mar-07	31,094
Euro-Dollar
90-day (Short)	606	144,000,750	Dec-07	279,666
Euro-Dollar
90-day (Long)	568	134,445,600	Mar-07	(238,632)
Euro-Schatz
2 yr (Short)	100	13,653,241	Mar-07	79,584
Japanese Government
Bond 10 yr (Long)	25	28,154,667	Mar-07	(23,198)
U.K. Gilt 10 yr (Long)	22	4,658,759	Mar-07	(63,824)
U.S. Treasury
Bond 20 yr (Short)	171	19,055,813	Mar-07	329,148
U.S. Treasury Note
10 yr (Long)	174	18,699,563	Mar-07	(209,671)
U.S. Treasury Note
5 yr (Short)	350	36,771,875	Mar-07	299,108
U.S. Treasury Note
2 yr (Short)	464	94,670,500	Mar-07	354,378

Total				$719,812

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $177,070)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest
rate swap with Citibank
for the obligation to pay a
fixed rate of 1.165%
versus the six-month
JPY-LIBOR maturing
on April 3, 2008.	JPY 9,439,464,000		Mar-07/1.165	$243,183

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$400,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$(13,241)

	13,700,000		3/30/09	3.075%	3 month USD-LIBOR-BBA	492,222

	1,800,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	67,074

Citibank, N.A.
	15,860,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(362,004)

JPY	860,000,000		4/22/13	1.9225%	6 month JPY-LIBOR-BBA	(198,483)

JPY	3,870,180,000	(E)	4/3/08	6 month JPY-LIBOR-BBA	1.165%	99,494

JPY	270,000,000		4/21/36	6 month JPY-LIBOR-BBA	2.775%	171,006

AUD	22,717,000		8/4/09	3 month AUD-BBR-BBSW	6.315%	(94,705)

JPY	960,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	43,381

	$15,600,000	(E)	5/23/12	3 month USD-LIBOR-BBA	4.923%	(102,492)

	24,000,000	(E)	5/23/12	3.422%	U.S. Bond Market Association

					Municipal Swap Index	119,671

	10,850,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(106,874)

JPY	812,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(75,561)

CAD	27,936,000		8/22/08	3 month CAD-BA-CDOR	4.3535%	301,513

CAD	6,658,000		8/22/16	4.6535%	3 month CAD-BA-CDOR	(163,459)

CAD	9,720,000		8/4/09	4.497%	3 month CAD-BA-CDOR	(162,956)

Credit Suisse First Boston International
	$4,835,700		7/9/14	4.945%	3 month USD-LIBOR-BBA	3,781

Credit Suisse International
EUR	1,823,000		7/17/21	6 month EUR-EURIBOR-
				Telerate	4.445%	61,810

EUR	7,050,000		7/17/13	4.146%	6 month
					EUR-EURIBOR-Telerate	(43,449)

EUR	8,508,000		7/17/09	6 month EUR-EURIBOR-
				Telerate	3.896%	(31,512)

GBP	1,066,000		4/3/36	2,685,500 GBP at maturity	6 month GBP-LIBOR-BBA	30,775

EUR	20,540,000		7/4/15	3.93163%	6 month
					EUR-EURIBOR-Telerate	529,911

Deutsche Bank AG
ZAR	8,620,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	27,401

JPMorgan Chase Bank, N.A.
	$8,600,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	344,065

	15,400,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	249,474

	50,460,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	55,190

	16,339,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(548,850)

JPY	3,880,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(637,573)

	$5,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	187,409

	11,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	(356,544)

	7,800,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	(11,784)

	12,000,000	(E)	11/8/11	3.488%	U.S. Bond Market Association
					Municipal Swap Index	13,404

	6,920,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	21,302

	4,970,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	26,934

	20,000,000		5/10/07	4.062%	3 month USD-LIBOR-BBA	133,557

	23,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	313,921

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers International (Europe)
	$223,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	$ (2,391)

	554,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(220)

	223,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	2,434

	554,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	276

	87,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(3,782)

	9,049,000	8/3/11	3 month USD-LIBOR-BBA	5.445%	249,247

EUR	5,410,000	10/5/21	6 month EUR-EURIBOR-
			Telerate	4.093%	(117,305)

EUR	20,360,000	10/5/13	3.8975%	6 month
				EUR-EURIBOR-Telerate	333,909

EUR	24,580,000	10/5/09	6 month EUR-EURIBOR-
			Telerate	3.825%	(217,240)

Lehman Brothers Special Financing, Inc.
JPY 1,700,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	108,486

	$38,817,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	635,898

GBP	990,000	3/15/36	2,396,625 GBP at maturity	6 month GBP-LIBOR-BBA	89,227

Merrill Lynch Capital Services, Inc.
JPY	913,000,000	10/31/16	1.90%	6 month JPY-LIBOR-BBA	(86,184)

CAD	6,658,000	10/25/16	4.65%	3 month CAD-BA-CDOR	(92,340)

CAD	27,936,000	10/25/08	3 month CAD-BA-CDOR	4.35%	64,811

JPY	250,500,000	10/18/36	6 month JPY-LIBOR-BBA	2.655%	102,511

JPY	538,000,000	10/18/16	1.9475%	6 month JPY-LIBOR-BBA	(73,619)

CAD	19,308,000	8/2/09	4.464%	3 month CAD-BA-CDOR	(308,120)

Total					$1,069,406

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
GBP	1,066,000	4/3/36	1,615,391 GBP at	GBP Non-revised	$11,142
			maturity	Retail Price
				Index

Goldman Sachs International
	$988,000	9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto	(1,481)
				Owner Trust
				Series 2005-B
				Class D

EUR	12,091,000	10/31/11	2.12%	Eurostat	(5,265)
				Eurozone HICP
				excluding tobacco

EUR	12,091,000	10/31/11	(1.935%)	French Consumer	43,079
				Price Index
				excluding tobacco

JPMorgan Chase Bank, N.A.
EUR	11,300,000	7/21/11	(2.295%)	Euro Non-revised	(171,403)
				Consumer Price
				Index excluding
				tobacco

EUR	11,300,000	7/21/11	2.2325%	Consumer Price
				Index excluding tobacco	260,873

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

				Fixed payments		Total return	Unrealized
Swap counterparty /		Termination		received (paid) by		received by	appreciation/
Notional amount		date		fund per annum		or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
EUR	12,091,000	4/26/11		2.11%		French Non-	$210,610
						revised Consumer
						Price Index
						excluding tobacco

EUR	12,091,000	4/26/11		(2.115%)		Euro Non-revised	(23,933)
						Consumer Price
						Index excluding
						tobacco

GBP	990,000	3/15/36		1,498,412 GBP at		GBP Non-revised	17,255
				maturity		Retail Price
						Index

Total							$340,877

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06

		Upfront				Fixed payments	Unrealized
Swap counterparty /		premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 4
Index		$7,005		$665,000	6/20/10	360 bp	$44,245

DJ CDX NA HY Series 4
Index		14,720		1,330,000	6/20/10	360 bp	89,479

DJ CDX NA HY Series 4
Index		(4,995)		3,610,000	6/20/10	(360 bp)	(207,913)

DJ CDX NA HY Series 4
Index		(3,943)		1,805,000	6/20/10	(360 bp)	(105,401)

L-3 Communications
Corp. 7 5/8%, 6/15/12		—		415,000	9/20/11	(111 bp)	(4,814)

L-3 Communications
Corp. 7 5/8%, 6/15/12		—		165,000	6/20/11	(101 bp)	(1,511)

CreditSuisse First Boston International
Ford Motor Co., 7.45%,
7/16/31		—		990,000	9/20/07	(487.5 bp)	(29,418)

Ford Motor Co., 7.45%,
7/16/31		—		1,200,000	9/20/08	725 bp	103,052

Ford Motor Co., 7.45%,
7/16/31		—		210,000	9/20/07	(485 bp)	(6,202)

Republic of Argentina,
8.28%, 2033		—		835,000	7/20/09	(214 bp)	(31,540)

Ukraine Government,
7.65%, 6/11/13		—		795,000	10/20/11	194 bps	17,264

Deutsche Bank AG
DJ CDX NA IG Series 7		—		939,000	12/20/13	(50 bp)	(2,608)

DJ CDX NA IG Series 7
Index 7-10% tranche		—		939,000	12/20/13	55 bp	6,905

DJ iTraxx Europe
Series 6 Version 1		5,145	EUR	1,668,000	12/20/13	(40 bp)	(5,404)

DJ iTraxx Europe
Series 6 Version 1,
6-9% tranche		—	EUR	1,668,000	12/20/13	43 bp	12,630

Republic of Indonesia,
6.75%, 2014		—		$435,000	9/20/16	292 bp	34,765

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—		$3,016,000	(a)	2.461%	$272,983

DJ CDX NA HY Series 4
Index	$6,307		665,000	6/20/10	360 bp	43,687

DJ CDX NA HY Series 4
Index	5,895		1,805,000	6/20/10	(360 bp)	(95,564)

DJ CDX NA HY Series 5
Index	(176,227)		10,080,000	12/20/10	(395 bp)	(819,701)

DJ CDX NA IG Series 6
Index	665	1,551,000		6/20/13	(50 bp)	(5,883)

DJ CDX NA IG Series 6
Index 7-10% tranche	—	1,551,000		6/20/13	55 bp	14,196

DJ CDX NA IG Series 7
Index	—		1,565,000	12/20/13	(50 bp)	(4,346)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		1,565,000	12/20/13	56 bp	12,436

General Motors Corp.,
7 1/8%, 7/15/13	—		990,000	9/20/08	620 bp	75,851

General Motors Corp.,
7 1/8%, 7/15/13	—		990,000	9/20/07	(427.5 bp)	(23,805)

General Motors Corp.,
7 1/8%, 7/15/13	—		210,000	9/20/07	(425 bp)	(5,010)

General Motors Corp.,
7 1/8%, 7/15/13	—		210,000	9/20/08	620 bp	16,056

Ray Acquisition SCA, 9
3/8%, 3/15/15	—	EUR	450,000	9/20/08	(187 bp)	(11,556)

Ray Acquisition SCA, 9
3/8%, 3/15/15	—	EUR	450,000	9/20/11	399 bp	47,910

Smurfit Kappa Funding,
10 1/8%, 10/1/12	—	EUR	315,000	12/20/07	(70 bp)	(564)

Smurfit Kappa Funding,
10 1/8%, 10/1/12	—	EUR	315,000	12/20/11	375 bp	13,694

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—		$165,000	9/20/07	(345 bp)	(2,200)

Ford Motor Co., 7.45%,
7/16/31	—		165,000	9/20/08	550 bp	7,253

General Motors Corp.,
7 1/8%, 7/15/13	—		165,000	9/20/07	(350 bp)	(2,497)

General Motors Corp.,
7 1/8%, 7/15/13	—		165,000	9/20/08	500 bp	9,317

United Rentals N.A.,
61/2%, 2/15/12	—		167,000	9/20/08	(95 bp)	525

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 4
Index	18,784	3,610,000		6/20/10	(360 bp)	(184,134)

DJ CDX NA HY Series 4
Index	8,429		760,000	6/20/10	360 bp	51,149

DJ CDX NA IG Series 7
Index	883	1,488,000		12/20/13	(50 bp)	(3,249)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	1,488,000		12/20/13	54.37 bp	10,388

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ iTraxx Europe
Series 6 Version 1,
6-9% tranche	—	EUR	2,002,000	12/20/13	45.25 bp	$18,145

DJ iTraxx Europe
Series 6 Version 1	$4,940	EUR	2,002,000	12/20/13	(40 bp)	(7,722)

DJ iTraxx EUR Series 5
Index	8,889	EUR	1,305,000	6/20/13	(50 bp)	(10,133)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	1,305,000	6/20/13	53.5 bp	22,163

Republic of Peru, 8
3/4%, 11/21/33	—		$850,000	10/20/16	215 bp	48,028

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—		485,000	9/20/07	(345 bp)	(7,159)

Ford Motor Co., 7.45%,
7/16/31	—		485,000	9/20/08	570 bp	22,495

General Motors Corp.,
7 1/8%, 7/15/13	—		680,000	9/20/07	(335 bp)	(11,639)

General Motors Corp.,
7 1/8%, 7/15/13	—		680,000	9/20/08	500 bp	34,577

L-3 Communications
Corp. 7 5/8%, 2012	—		680,000	9/20/11	(111 bp)	(7,888)

L-3 Communications
Corp. 7 5/8%, 2012	—		417,000	6/20/11	(92 bp)	(2,313)

Supervalu, Inc.,
7 1/2%, 05/15/12	—		1,270,000	12/20/11	(150 bp)	(10,677)

Merrill Lynch International
DJ CDX NA HY Series 4
Index	22,765		855,000	6/20/10	360 bp	70,825

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	967		1,629,000	12/20/13	(50 bp)	(3,556)

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		1,629,000	12/20/13	53 bp	10,046

DJ iTraxx EUR Series 5
Index	7,928	EUR	1,305,000	6/20/13	(50 bp)	(11,094)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	1,305,000	6/20/13	57 bp	25,486

Dominican Republic, 8
5/8%, 4/20/27	—		$850,000	11/20/11	(170 bp)	(6,187)

Ford Motor Co., 7.45%,
7/16/31	—		165,000	9/20/07	(345 bp)	(2,733)

Ford Motor Co., 7.45%,
7/16/31	—		165,000	9/20/08	560 bp	9,284

General Motors Corp.,
7 1/8%, 7/15/13	—		165,000	9/20/07	(335 bp)	(2,824)

General Motors Corp.,
7 1/8%, 7/15/13	—		165,000	9/20/08	500 bp	9,116

Total						$(483,295)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

See page 251 for Notes to the Portfolios.

Putnam VT Equity Income Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (95.7%)*

	Shares	Value

Aerospace and Defense (1.8%)
L-3 Communications Holdings, Inc.	16,110	$1,317,476
Lockheed Martin Corp.	16,550	1,523,759
Raytheon Co.	28,040	1,480,512
		4,321,747

Banking (8.5%)
Bank of America Corp.	226,810	12,109,386
PNC Financial Services Group	26,780	1,982,791
U.S. Bancorp	72,780	2,633,908
Wachovia Corp.	12,340	702,763
Washington Mutual, Inc.	65,310	2,970,952
		20,399,800

Beverage (0.8%)
Coca-Cola Enterprises, Inc.	11,950	244,019
Molson Coors Brewing Co. Class B	16,830	1,286,485
Pepsi Bottling Group, Inc. (The)	14,950	462,105
		1,992,609

Broadcasting (0.2%)
Clear Channel Communications, Inc.	14,920	530,257

Building Materials (3.2%)
Masco Corp.	120,780	3,607,699
Sherwin-Williams Co. (The)	64,890	4,125,706
		7,733,405

Capital Goods (0.2%)
Eaton Corp.	6,710	504,189

Chemicals (2.7%)
Dow Chemical Co. (The)	10,010	399,799
E.I. du Pont de Nemours & Co.	19,670	958,126
Lubrizol Corp. (The)	23,020	1,153,993
Rohm & Haas Co.	77,120	3,942,374
		6,454,292

Computers (4.2%)
EMC Corp. †	127,730	1,686,036
Hewlett-Packard Co.	55,220	2,274,512
IBM Corp.	64,278	6,244,608
		10,205,156

Conglomerates (4.0%)
Honeywell International, Inc.	55,720	2,520,773
Textron, Inc.	5,050	473,539
Tyco International, Ltd. (Bermuda)	221,550	6,735,120
		9,729,432

Consumer Finance (2.5%)
Capital One Financial Corp.	28,600	2,197,052
Countrywide Financial Corp.	93,025	3,948,911
		6,145,963

COMMON STOCKS (95.7%)* continued

	Shares	Value

Consumer Goods (1.3%)
Avon Products, Inc.	4,340	$143,394
Colgate-Palmolive Co.	15,110	985,776
Energizer Holdings, Inc. †	17,580	1,248,004
Procter & Gamble Co. (The)	10,110	649,770
		3,026,944

Electric Utilities (5.6%)
Edison International	110,950	5,046,006
FirstEnergy Corp.	73,130	4,409,739
Pepco Holdings, Inc.	12,450	323,825
PG&E Corp.	49,240	2,330,529
Public Service Enterprise Group, Inc.	20,870	1,385,351
		13,495,450

Electronics (0.3%)
Intel Corp.	32,460	657,315

Financial (9.9%)
Assurant, Inc.	15,680	866,320
Citigroup, Inc.	225,860	12,580,397
Freddie Mac	7,060	479,374
JPMorgan Chase & Co.	105,540	5,097,582
MGIC Investment Corp.	56,759	3,549,708
PMI Group, Inc. (The)	27,620	1,302,835
		23,876,216

Food (0.5%)
Del Monte Foods Co.	2,418	26,671
General Mills, Inc.	20,740	1,194,624
		1,221,295

Forest Products and Packaging (—%)
Sonoco Products Co.	1,290	49,097

Health Care Services (0.4%)
Caremark Rx, Inc.	4,200	239,862
McKesson Corp.	15,480	784,836
		1,024,698

Homebuilding (0.1%)
Lennar Corp.	5,810	304,793

Household Furniture and Appliances (0.4%)
Whirlpool Corp.	12,672	1,052,029

Insurance (5.9%)
ACE, Ltd. (Bermuda)	57,290	3,470,055
AFLAC, Inc.	7,220	332,120
Axis Capital Holdings, Ltd.
(Bermuda)	47,750	1,593,418
Berkshire Hathaway, Inc. Class B †	144	527,904
Chubb Corp. (The)	27,080	1,432,803
Everest Re Group, Ltd. (Barbados)	18,220	1,787,564

Putnam VT Equity Income Fund

COMMON STOCKS (95.7%)* continued

	Shares	Value

Insurance continued
Fidelity National Title
Group, Inc. Class A	31,730	$757,712
PartnerRe, Ltd. (Bermuda)	21,760	1,545,613
Prudential Financial, Inc.	31,710	2,722,621
		14,169,810

Investment Banking/Brokerage (5.9%)
Allied Capital Corp.	144,940	4,736,639
Bear Stearns Cos., Inc. (The)	16,460	2,679,359
Goldman Sachs Group, Inc. (The)	17,560	3,500,586
Morgan Stanley	41,789	3,402,878
		14,319,462

Lodging/Tourism (0.2%)
Wyndham Worldwide Corp. †	18,550	593,971

Machinery (1.5%)
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	12,990	508,299
Parker-Hannifin Corp.	40,540	3,116,715
		3,625,014

Manufacturing (0.6%)
Teleflex, Inc.	23,130	1,493,273

Media (0.3%)
Time Warner, Inc.	34,200	744,876

Medical Technology (0.8%)
Becton, Dickinson and Co.	12,523	878,488
PerkinElmer, Inc.	46,340	1,030,138
		1,908,626

Metals (0.3%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	11,090	618,046

Oil & Gas (12.7%)
BP PLC ADR (United Kingdom)	32,960	2,211,616
Devon Energy Corp.	38,710	2,596,667
Exxon Mobil Corp.	153,760	11,782,629
Hess Corp.	20,670	1,024,612
Marathon Oil Corp.	58,640	5,424,200
Newfield Exploration Co. †	15,110	694,305
Occidental Petroleum Corp.	26,090	1,273,975
Total SA (France)	51,090	3,682,807
Valero Energy Corp.	36,930	1,889,339
		30,580,150

Pharmaceuticals (6.0%)
Eli Lilly Co.	16,100	838,810
Johnson & Johnson	53,380	3,524,148
Pfizer, Inc.	294,094	7,617,035
Watson Pharmaceuticals, Inc. †	53,240	1,385,837
Wyeth	20,350	1,036,222
		14,402,052

COMMON STOCKS (95.7%)* continued

	Shares	Value

Publishing (0.6%)
Idearc, Inc. †	12,955	$371,161
R. R. Donnelley & Sons Co.	28,750	1,021,775
		1,392,936

Railroads (0.3%)
Norfolk Southern Corp.	14,160	712,106

Regional Bells (4.3%)
BellSouth Corp.	34,160	1,609,278
Verizon Communications, Inc.	237,980	8,862,375
		10,471,653

Retail (2.2%)
Barnes & Noble, Inc.	14,500	575,795
Foot Locker, Inc.	52,610	1,153,737
Home Depot, Inc. (The)	23,240	933,318
Supervalu, Inc.	73,820	2,639,065
		5,301,915

Software (0.9%)
McAfee, Inc. †	9,800	278,124
Oracle Corp. †	37,010	634,351
Symantec Corp. †	58,910	1,228,274
		2,140,749

Technology Services (1.0%)
Computer Sciences Corp. †	9,170	489,403
VeriSign, Inc. †	75,420	1,813,851
		2,303,254

Telecommunications (2.0%)
Citizens Communications Co.	67,090	964,083
Embarq Corp.	36,990	1,944,194
Sprint Nextel Corp.	105,230	1,987,795
		4,896,072

Telephone (0.3%)
Windstream Corp.	47,800	679,716

Tobacco (2.8%)
Altria Group, Inc.	35,740	3,067,207
Loews Corp. — Carolina Group	56,983	3,687,940
		6,755,147

Trucks & Parts (0.2%)
Autoliv, Inc. (Sweden)	7,790	469,737

Waste Management (0.3%)
Waste Management, Inc.	17,469	642,335

Total common stocks (cost $197,397,278)		$230,945,587

Putnam VT Equity Income Fund

CONVERTIBLE PREFERRED STOCKS (3.3%)*

	Shares	Value

Alleghany Corp. 5.75% cv. pfd.	4,190	$1,397,365
Citigroup Funding, Inc. Ser. GNW,
zero% cv. pfd.	26,480	842,594
Conseco, Inc. $1.375 cum. cv. pfd.	50,100	1,252,500
Ford Motor Co. Capital Trust II
$3.25 cum. cv. pfd.	35,750	1,224,438
General Motors Corp. Ser. A,
$1.125 cv. pfd.	20,700	522,675
Huntsman Corp. $2.50 cv. pfd.	20,280	844,155
Lehman Brothers Holdings, Inc.
$1.563 cv. pfd.	17,575	483,313
Platinum Underwriters Holdings,
Ltd. Ser. A, 6.00% cv. pfd. (Bermuda)	46,630	1,416,386

Total convertible preferred stocks (cost $7,535,019)		$7,983,426

CONVERTIBLE BONDS AND NOTES (0.5%)*

Principal amount		Value

EMC Corp. 144A cv. sr. notes
1 3/4s, 2013	$700,000	$725,375
Ford Motor Co. cv. sr. notes
4 1/4s, 2036	380,000	406,125

Total convertible bonds and notes (cost $1,080,000)		$1,131,500

SHORT-TERM INVESTMENTS (2.4%)* (cost $5,683,985)

	Shares	Value

Putnam Prime Money Market Fund (e)	5,683,985	$5,683,985

Total investments (cost $211,696,282)		$245,744,498

See page 251 for Notes to the Portfolios.

Putnam VT George Putnam Fund of Boston

The fund’s portfolio
12/31/06

COMMON STOCKS (60.2%)*

	Shares	Value

Banking (5.2%)
Bank of America Corp.	321,930	$17,187,843
PNC Financial Services Group	50,400	3,731,616
Wachovia Corp.	50,800	2,893,060
Washington Mutual, Inc. (S)	61,200	2,783,988
Wells Fargo & Co.	143,000	5,085,080
		31,681,587

Basic Materials (2.8%)
E.I. du Pont de Nemours & Co.	24,700	1,203,137
Freeport-McMoRan Copper &
Gold, Inc. Class B	73,800	4,112,874
Lyondell Chemical Co. (S)	88,400	2,260,388
Nucor Corp.	44,900	2,454,234
Phelps Dodge Corp.	28,800	3,447,936
PPG Industries, Inc.	5,700	365,997
Rohm & Haas Co.	43,500	2,223,720
Temple Inland, Inc.	16,600	764,098
		16,832,384

Capital Goods (4.3%)
AGCO Corp. †	23,401	724,027
Boeing Co. (The)	50,150	4,455,326
Caterpillar, Inc.	50,000	3,066,500
Cummins, Inc. (S)	29,600	3,498,128
Eaton Corp.	35,800	2,690,012
Emerson Electric Co.	13,800	608,442
L-3 Communications Holdings, Inc. (S)	12,300	1,005,894
Lockheed Martin Corp.	37,300	3,434,211
Parker-Hannifin Corp.	30,000	2,306,400
Raytheon Co.	62,100	3,278,880
United Technologies Corp.	18,500	1,156,620
		26,224,440

Communication Services (3.3%)
AT&T, Inc. (S)	167,400	5,984,550
BellSouth Corp.	24,000	1,130,640
Qwest Communications
International, Inc. † (S)	214,500	1,795,365
Sprint Nextel Corp.	198,400	3,747,776
Verizon Communications, Inc.	195,740	7,289,358
		19,947,689

Conglomerates (3.2%)
3M Co.	30,500	2,376,865
General Electric Co.	246,700	9,179,707
Honeywell International, Inc.	42,100	1,904,604
Textron, Inc.	11,000	1,031,470
Tyco International, Ltd. (Bermuda)	165,900	5,043,360
		19,536,006

Consumer Cyclicals (3.9%)
Big Lots, Inc. † (S)	72,900	1,670,868
Black & Decker Manufacturing Co.	15,300	1,223,541

COMMON STOCKS (60.2%)* continued

	Shares	Value
Consumer Cyclicals continued
Carnival Corp. (S)	23,800	$1,167,390
Federated Department Stores, Inc.	47,400	1,807,362
Ford Motor Co. (S)	94,300	708,193
Idearc, Inc. † (S)	9,857	282,403
Lennar Corp.	36,200	1,899,052
Masco Corp. (S)	67,600	2,019,212
Nordstrom, Inc.	11,500	567,410
NVR, Inc. †	2,410	1,554,450
Office Depot, Inc. † (S)	63,700	2,431,429
OfficeMax, Inc.	64,300	3,192,495
TRW Automotive Holdings Corp. †	29,831	771,728
Walt Disney Co. (The)	70,500	2,416,035
Whirlpool Corp.	20,800	1,726,816
		23,438,384

Consumer Finance (1.0%)
Capital One Financial Corp.	34,530	2,652,595
Countrywide Financial Corp.	74,500	3,162,525
		5,815,120

Consumer Staples (4.2%)
Alberto-Culver Co.	156,645	3,360,035
Altria Group, Inc. #	38,180	3,276,608
Anheuser-Busch Cos., Inc.	36,300	1,785,960
Coca-Cola Co. (The)	22,900	1,104,925
Colgate-Palmolive Co.	32,100	2,094,204
Comcast Corp. Class A † (S)	47,400	2,006,442
General Mills, Inc.	48,300	2,782,080
Kroger Co.	31,200	719,784
Loews Corp. — Carolina Group	50,700	3,281,304
McDonald’s Corp.	8,800	390,104
Pepsi Bottling Group, Inc. (The)	84,900	2,624,259
Time Warner, Inc.	51,800	1,128,204
W.W. Grainger, Inc.	15,500	1,084,070
		25,637,979

Energy (3.5%)
Ashland, Inc.	16,300	1,127,634
Chevron Corp. (S)	24,100	1,772,073
ConocoPhillips	46,500	3,345,675
Devon Energy Corp.	10,000	670,800
EOG Resources, Inc.	14,300	893,035
Exxon Mobil Corp.	47,500	3,639,925
Marathon Oil Corp.	57,100	5,281,750
Pride International, Inc. †	36,200	1,086,362
Sunoco, Inc.	23,800	1,484,168
Valero Energy Corp.	37,500	1,918,500
		21,219,922

Financial (7.8%)
AMBAC Financial Group, Inc.	32,200	2,868,054
Assurant, Inc.	13,600	751,400

Putnam VT George Putnam Fund of Boston

COMMON STOCKS (60.2%)* continued

	Shares	Value

Financial continued
Citigroup, Inc. #	317,500	$17,684,750
Hospitality Properties Trust ( R)	57,400	2,728,222
HRPT Properties Trust ( R)	94,300	1,164,605
JPMorgan Chase & Co.	172,200	8,317,260
Lehman Brothers Holdings, Inc.	62,900	4,913,748
MGIC Investment Corp. (S)	24,900	1,557,246
PMI Group, Inc. (The)	34,700	1,636,799
Radian Group, Inc.	28,100	1,514,871
St. Paul Travelers Cos., Inc. (The)	82,700	4,440,163
		47,577,118

Health Care (3.2%)
AmerisourceBergen Corp.	66,600	2,994,336
Barr Pharmaceuticals, Inc. †	13,900	696,668
Boston Scientific Corp. †	79,000	1,357,220
McKesson Corp.	86,600	4,390,620
Merck & Co., Inc.	79,700	3,474,920
Pfizer, Inc.	193,000	4,998,700
Watson Pharmaceuticals, Inc. †	41,200	1,072,436
WellPoint, Inc. † (S)	8,200	645,258
		19,630,158

Insurance (3.2%)
ACE, Ltd. (Bermuda)	21,500	1,302,255
Allstate Corp. (The)	57,600	3,750,336
Berkshire Hathaway, Inc. Class B †	440	1,613,040
Chubb Corp. (The)	79,400	4,201,054
Everest Re Group, Ltd. (Barbados)	31,300	3,070,843
Genworth Financial, Inc. Class A	47,780	1,634,554
Hartford Financial Services
Group, Inc. (The)	17,827	1,663,437
Prudential Financial, Inc.	28,600	2,455,596
		19,691,115

Investment Banking/Brokerage (4.0%)
Allied Capital Corp. (S)	42,000	1,372,560
Bear Stearns Cos., Inc. (The) (S)	29,900	4,867,122
Goldman Sachs Group, Inc. (The)	32,600	6,498,810
Merrill Lynch & Co., Inc.	53,900	5,018,090
Morgan Stanley	82,900	6,750,547
		24,507,129

Real Estate (0.5%)
Apartment Investment &
Management Co. Class A (R)	19,300	1,081,186
Camden Property Trust (R)	24,100	1,779,785
		2,860,971

Technology (5.7%)
Accenture, Ltd. Class A (Bermuda)	35,800	1,322,094
Acxiom Corp.	59,700	1,531,305
Analog Devices, Inc.	5,700	187,359
Applied Materials, Inc. (S)	107,600	1,985,220

COMMON STOCKS (60.2%)* continued

	Shares	Value

Technology continued
Dell, Inc. †	48,900	$1,226,901
Electronic Data Systems Corp.	29,400	809,970
Hewlett-Packard Co.	192,200	7,916,718
IBM Corp.	39,300	3,817,995
Intel Corp.	48,600	984,150
Lexmark International, Inc. Class A † (S)	25,900	1,895,880
Micron Technology, Inc. †	51,300	716,148
Microsoft Corp.	161,600	4,825,376
Motorola, Inc.	316,100	6,499,016
National Semiconductor Corp. (S)	44,700	1,014,690
		34,732,822

Transportation (1.1%)
AMR Corp. † (S)	55,900	1,689,857
Overseas Shipholding Group	57,800	3,254,140
Southwest Airlines Co.	105,900	1,622,388
		6,566,385

Utilities & Power (3.3%)
Alliant Energy Corp.	74,400	2,810,088
Dominion Resources, Inc. (S)	11,690	980,090
Dynegy, Inc. Class A †	7,611	55,104
Edison International	72,800	3,310,944
Entergy Corp.	6,820	629,622
FirstEnergy Corp.	77,900	4,697,370
Pepco Holdings, Inc.	76,700	1,994,967
PG&E Corp. (S)	93,040	4,403,583
Wisconsin Energy Corp.	30,600	1,452,265
		20,334,033

Total common stocks (cost $302,022,905)		$366,233,242

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)*

	Principal amount	Value

Amresco Commercial
Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	$117,000	$116,868
Ser. 97-C1, Class H, 7s, 2029	108,000	107,956
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 7.867s, 2029	250,000	269,727
FRB Ser. 97-D5, Class A5,
6.905s, 2043	73,000	78,897
Banc of America Commercial
Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	160,000	169,191
Ser. 06-2, Class A4, 5.741s, 2045	869,000	897,975
Ser. 06-4, Class A4, 5.634s, 2046	400,000	407,316
Ser. 06-5, Class A4, 5.414s, 2047	440,000	440,980
Ser. 04-3, Class A5, 5.303s, 2039	580,000	586,432
Ser. 06-1, Class XC, Interest Only
(IO), 0.042s, 2045	3,812,141	27,132

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	$100,000	$100,347
Ser. 02-PB2, Class XC, IO,
0.209s, 2035	2,616,129	49,155
Ser. 05-1, Class XW, IO,
0.103s, 2042	46,563,781	199,636
Ser. 04-5, Class XC, 0.083s, 2041	6,297,023	81,766
Ser. 05-4, Class XC, IO,
0.05s, 2045	11,214,673	82,453
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
6.3s, 2018	26,000	26,133
FRB Ser. 04-BBA4, Class G,
6.05s, 2018	61,000	61,152
Banc of America Large
Loan 144A
FRB Ser. 02-FL2A, Class L1,
8.35s, 2014	135,000	134,726
FRB Ser. 05-MIB1, Class K,
7.35s, 2022	111,000	110,488
FRB Ser. 05-ESHA, Class K,
7.15s, 2020	279,000	279,242
FRB Ser. 06-LAQ, Class M,
7s, 2021	154,000	154,390
FRB Ser. 06-LAQ, Class L,
6.9s, 2021	128,000	128,542
FRB Ser. 05-MIB1, Class J,
6.4s, 2022	244,000	245,251
FRB Ser. 05-ESHA, Class G,
6.23s, 2020	112,000	112,065
Ser. 06-LAQ, Class X1, IO,
0.675s, 2021	11,169,000	50,860
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	521,855	—
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	236,512	236,844
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1,
5.65s, 2035	223,899	224,593
Ser. 04-2, IO, 1.72s, 2034	1,724,447	123,540
Ser. 04-3, IO, 1.6s, 2035	744,641	55,237
Ser. 06-2A, IO, 0.879s, 2036	462,198	42,184
Ser. 05-3A, IO, 0.775s, 2035	2,754,404	225,094
Ser. 05-1A, IO, 0.775s, 2035	967,202	74,240
Bear Stearns Commercial Mortgage
Securities, Inc.
Ser. 05-PWR9, Class X1,
IO, 0.072s, 2042	6,989,507	70,168
FRB, Ser. 00-WF2, Class F,
8.195s, 2032	151,000	168,368
Ser. 04-PR3I, Class X1, IO,
0.027s, 2041	1,044,962	21,929

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 7s, 2018	$270,000	$270,000
FRB Ser. 05-LXR1, Class H,
6.55s, 2018	135,000	135,000
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class G, 6.3s,
2018	135,000	135,000
Ser. 06-BBA7, Class X1A, IO,
1.708s, 2019	4,275,000	60,688
Ser. 05-LXR1, Class X1, IO,
0.792s, 2018	13,100,000	28,789
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	2,151,000	111,415
Ser. 06-PW14, Class X1, IO,
0.049s, 2038	2,314,000	41,128
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	17,497,865	82,021
Bear Stearns Small Balance
Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	1,169,000	24,430
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	73,000	77,297
Chase Commercial
Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	580,000	595,881
Ser. 98-1, Class G, 6.56s, 2030	148,000	156,237
Ser. 98-1, Class H, 6.34s, 2030	227,000	192,797
Citigroup Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XC, IO,
0.066s, 2043	15,666,883	163,401
Ser. 06-C5, Class XC, IO,
0.05s, 2049	14,399,628	205,307
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 06-CD2,
Class X, IO, 0.087s, 2046	10,734,362	61,637
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030	490,500	491,054
Commercial Mortgage
Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031	260,000	267,963
Commercial Mortgage Pass-Through
Certificates Ser. 04-LB2A,
Class A4, 4.715s, 2039	3,616,000	3,474,840
Commercial Mortgage
Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F,
5.85s, 2034	211,000	213,093
Ser. 06-CN2A, Class H, 5.57s, 2019	131,000	130,350
Ser. 06-CN2A, Class J, 5.57s, 2019	105,000	104,110

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Commercial Mortgage
Pass-Through Certificates 144A
Ser. 03-LB1A, Class X1, IO,
0.292s, 2038	$1,271,341	$53,497
Ser. 05-LP5, Class XC, IO,
0.072s, 2043	11,144,961	117,981
Ser. 06-C8, Class XS, IO,
0.045s, 2046	6,475,000	82,202
Ser. 05-C6, Class XC, IO,
0.043s, 2044	12,389,143	83,726
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO,
2.282s, 2046	1,018,429	44,238
Ser. 05-24, Class 1AX, IO,
1.221s, 2035	3,154,243	55,357
Ser. 05-24, Class IIAX, IO,
1.201s, 2035	1,991,774	58,751
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	2,974,890	6,043
Countrywide Home Loans Ser. 05-9,
Class 1X, IO, 1.766s, 2035	1,840,684	43,141
Credit Suisse Mortgage Capital
Certificates Ser. 06-C4,
Class A3, 5.467s, 2039	722,000	726,982
Credit Suisse Mortgage Capital
Certificates 144A Ser. 06-C5,
Class AX, IO, 0.065s, 2039	4,123,000	81,413
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	385,000	382,618
CS First Boston
Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	216,000	239,025
Ser. 04-C2, Class A2, 5.416s, 2036	650,000	652,412
Ser. 05-C4, Class A5, 5.104s, 2038	1,979,000	1,946,232
CS First Boston
Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 6.3s, 2020	25,000	25,000
FRB Ser. 04-TF2A, Class J, 6.3s, 2016	189,000	188,695
FRB Ser. 05-TF2A, Class J,
6 1/4s, 2020	277,000	277,083
FRB Ser. 04-TF2A, Class H,
6.05s, 2019	81,000	81,012
Ser. 01-CK1, Class AY, IO,
0.783s, 2035	9,013,000	218,988
Ser. 03-C3, Class AX, IO,
0.418s, 2038	10,646,900	428,292
Ser. 02-CP3, Class AX, IO,
0.392s, 2035	2,449,173	98,145
Ser. 05-C2, Class AX, IO,
0.101s, 2037	9,238,521	145,211
DLJ Commercial
Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	291,913	310,126
Ser. 99-CG2, Class B3, 6.1s, 2032	207,000	207,403
Ser. 99-CG2, Class B4, 6.1s, 2032	370,000	370,142

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class A3, 7.76s, 2030	$71,975	$71,982
Fannie Mae
Ser. 03-W6, Class PT1, 9.847s, 2042	72,456	77,409
Ser. 02-T12, Class A4, 9 1/2s, 2042	31,466	33,092
Ser. 02-T4, Class A4, 9 1/2s, 2041	267,725	281,452
Ser. 02-T6, Class A3, 9 1/2s, 2041	63,164	65,354
Ser. 04-T3, Class PT1, 9.485s, 2044	147,116	166,540
IFB Ser. 06-62, Class PS, 7.8s, 2036	225,737	250,065
IFB Ser. 05-37, Class SU, 7.8s, 2035	394,395	427,706
IFB Ser. 06-76, Class QB, 7.5s, 2036	220,194	240,575
IFB Ser. 06-48, Class TQ, 7.5s, 2036	428,043	459,121
Ser. 02-26, Class A2, 7 1/2s, 2048	219,460	228,921
Ser. 05-W3, Class 1A, 7 1/2s, 2045	560,024	590,005
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	364,743	382,888
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	87,568	91,951
Ser. 04-W14, Class 2A, 7 1/2s, 2044	43,470	45,641
Ser. 04-W8, Class 3A, 7 1/2s, 2044	418,434	439,671
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	174,757	183,518
Ser. 04-W2, Class 5A, 7 1/2s, 2044	744,871	781,287
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	270,561	283,731
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	133,952	140,582
Ser. 03-W1, Class 2A, 7 1/2s, 2042	83,278	86,745
Ser. 03-W4, Class 4A, 7 1/2s, 2042	41,161	42,888
Ser. 02-T18, Class A4, 7 1/2s, 2042	117,494	122,635
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	393,542	410,766
Ser. 02-T16, Class A3, 7 1/2s, 2042	524,987	547,850
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	338,771	353,608
Ser. 02-W6, Class 2A, 7 1/2s, 2042	301,795	314,979
Ser. 02-T12, Class A3, 7 1/2s, 2042	147,414	153,358
Ser. 02-W4, Class A5, 7 1/2s, 2042	569,083	592,644
Ser. 02-W1, Class 2A, 7 1/2s, 2042	328,407	341,223
Ser. 02-14, Class A2, 7 1/2s, 2042	63,799	66,518
Ser. 01-T10, Class A2, 7 1/2s, 2041	190,002	197,459
Ser. 02-T4, Class A3, 7 1/2s, 2041	85,737	89,138
Ser. 02-T6, Class A2, 7 1/2s, 2041	548,298	568,539
Ser. 01-T12, Class A2, 7 1/2s, 2041	215,310	223,530
Ser. 01-T8, Class A1, 7 1/2s, 2041	542,201	561,987
Ser. 01-T7, Class A1, 7 1/2s, 2041	585,933	607,569
Ser. 01-T3, Class A1, 7 1/2s, 2040	40,382	41,913
Ser. 01-T1, Class A1, 7 1/2s, 2040	95,649	99,300
Ser. 99-T2, Class A1, 7 1/2s, 2039	20,518	21,531
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	138,578	144,359
Ser. 02-T1, Class A3, 7 1/2s, 2031	137,579	143,280
Ser. 00-T6, Class A1, 7 1/2s, 2030	155,291	161,784
Ser. 02-W7, Class A5, 7 1/2s, 2029	73,040	76,147
Ser. 01-T4, Class A1, 7 1/2s, 2028	422,809	444,571
Ser. 02-W3, Class A5, 7 1/2s, 2028	88,045	91,798
IFB Ser. 06-63, Class SP, 7.2s, 2036	239,474	260,834
IFB Ser. 06-60, Class TK, 7.2s, 2036	102,965	108,138
Ser. 02-26, Class A1, 7s, 2048	181,224	186,851

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

Principal amount		Value

Fannie Mae
Ser. 04-T3, Class 1A3, 7s, 2044	$238,421	$247,180
Ser. 03-W3, Class 1A2, 7s, 2042	86,597	89,350
Ser. 02-T16, Class A2, 7s, 2042	185,000	190,856
Ser. 02-14, Class A1, 7s, 2042	66,583	68,564
Ser. 02-T4, Class A2, 7s, 2041	35,302	36,307
Ser. 01-W3, Class A, 7s, 2041	66,592	68,728
Ser. 05-W4, Class 1A3, 7s, 2035	111,828	115,887
Ser. 04-W1, Class 2A2, 7s, 2033	830,186	860,189
IFB Ser. 06-104, Class ES, 6.7s, 2036	278,508	296,854
IFB Ser. 06-104, Class CS, 5.625s, 2036	257,824	263,741
IFB Ser. 05-74, Class SK, 5.418s, 2035	415,255	420,182
IFB Ser. 05-74, Class CS, 5.308s, 2035	255,476	257,523
IFB Ser. 05-74, Class CP, 5.133s, 2035	224,716	229,237
IFB Ser. 05-76, Class SA, 5.133s, 2034	317,975	319,118
IFB Ser. 05-57, Class CD, 5.063s, 2035	204,386	206,413
IFB Ser. 06-8, Class PK, 5s, 2036	409,542	409,129
IFB Ser. 06-27, Class SP, 4.95s, 2036	299,000	303,287
IFB Ser. 06-8, Class HP, 4.95s, 2036	363,151	366,123
IFB Ser. 06-8, Class WK, 4.95s, 2036	558,264	557,222
IFB Ser. 05-106, Class US, 4.95s, 2035	544,053	553,205
IFB Ser. 05-99, Class SA, 4.95s, 2035	268,649	268,480
IFB Ser. 05-114, Class SP, 4.868s, 2036	154,665	148,865
IFB Ser. 05-45, Class DA, 4.803s, 2035	404,079	406,468
IFB Ser. 05-74, Class DM, 4.767s, 2035	514,348	514,426
IFB Ser. 05-45, Class DC, 4.693s, 2035	336,733	337,270
IFB Ser. 06-60, Class CS, 4.473s, 2036	103,874	100,187
IFB Ser. 05-57, Class DC, 4.388s, 2034	360,883	360,043
IFB Ser. 05-45, Class PC, 4.2s, 2034	177,136	175,653
IFB Ser. 05-95, Class OP, 3.83s, 2035	141,000	131,446
IFB Ser. 05-106, Class JC, 3.535s, 2035	101,458	92,729
IFB Ser. 05-83, Class QP, 3.484s, 2034	92,205	86,249
IFB Ser. 02-36, Class QH, IO,
2.7s, 2029	12,480	76
IFB Ser. 06-90, Class SE, IO,
2.45s, 2036	309,733	27,138
IFB Ser. 03-66, Class SA, IO,
2.3s, 2033	472,697	35,377
Ser. 03-W12, Class 2, IO, 2.234s, 2043	1,189,310	66,897
IFB Ser. 03-48, Class S, IO, 2.2s, 2033	211,149	15,606
Ser. 03-W10, Class 1, IO, 1.943s, 2043	4,044,316	181,534
Ser. 03-W10, Class 3, IO, 1.927s, 2043	730,649	33,940
IFB Ser. 05-113, Class AI, IO,
1.88s, 2036	102,793	6,736
IFB Ser. 05-113, Class DI, IO,
1.88s, 2036	3,680,412	207,052
IFB Ser. 05-52, Class DC, IO,
1.85s, 2035	227,371	18,625
IFB Ser. 04-24, Class CS, IO,
1.8s, 2034	629,621	45,057
IFB Ser. 03-122, Class SA, IO,
1 3/4s, 2028	866,166	40,421

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-122, Class SJ, IO,
1 3/4s, 2028	$901,521	$43,974
IFB Ser. 06-60, Class DI, IO,
1.72s, 2035	305,531	15,277
IFB Ser. 04-60, Class SW, IO,
1.7s, 2034	1,165,529	79,940
IFB Ser. 05-65, Class KI, IO,
1.65s, 2035	2,289,199	113,370
Ser. 03-W8, Class 12, IO,
1.638s, 2042	2,810,284	117,910
IFB Ser. 05-42, Class SA, IO,
1.45s, 2035	960,025	50,780
IFB Ser. 05-73, Class SI, IO,
1.4s, 2035	251,666	13,231
IFB Ser. 05-17, Class ES, IO,
1.4s, 2035	515,619	31,577
IFB Ser. 05-17, Class SY, IO,
1.4s, 2035	239,008	14,445
IFB Ser. 05-82, Class SY, IO,
1.38s, 2035	1,120,593	54,282
IFB Ser. 05-45, Class SR, IO,
1.37s, 2035	1,507,811	74,038
IFB Ser. 05-95, Class CI, IO,
1.35s, 2035	555,721	33,980
IFB Ser. 05-84, Class SG, IO,
1.35s, 2035	970,373	56,788
IFB Ser. 05-69, Class AS, IO,
1.35s, 2035	248,780	13,216
IFB Ser. 05-54, Class SA, IO,
1.35s, 2035	1,071,909	50,246
IFB Ser. 05-23, Class SG, IO,
1.35s, 2035	768,105	46,446
IFB Ser. 05-29, Class SX, IO,
1.35s, 2035	908,329	48,438
IFB Ser. 05-57, Class CI, IO,
1.35s, 2035	666,823	32,925
IFB Ser. 05-17, Class SA, IO,
1.35s, 2035	687,205	39,103
IFB Ser. 05-17, Class SE, IO,
1.35s, 2035	730,346	40,974
IFB Ser. 05-57, Class DI, IO,
1.35s, 2035	1,597,300	76,201
IFB Ser. 04-92, Class S, IO,
1.35s, 2034	780,586	39,763
IFB Ser. 05-104, Class SI, IO,
1.35s, 2033	1,317,966	73,609
IFB Ser. 05-83, Class QI, IO,
1.34s, 2035	145,113	9,540
IFB Ser. 05-92, Class SC, IO,
1.33s, 2035	1,308,621	74,191
IFB Ser. 05-73, Class SD, IO,
1.33s, 2035	642,908	40,274
IFB Ser. 05-83, Class SL, IO,
1.32s, 2035	1,747,962	85,447

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Fannie Mae
Ser. 06-116, Class ES, IO, 1.3s, 2036	$228,591	$9,001
IFB Ser. 06-20, Class IG, IO,
1.3s, 2036	3,262,697	131,771
IFB Ser. 06-104, Class SY, IO,
1.27s, 2036	250,903	10,332
Ser. 06-104, Class SG, IO, 1 1/4s,
2036	484,909	19,198
IFB Ser. 06-44, Class IS, IO,
1 1/4s, 2036	734,743	39,263
IFB Ser. 06-45, Class SM, IO,
1 1/4s, 2036	790,436	31,491
IFB Ser. 06-42, Class IB, IO,
1.24s, 2036	652,327	25,379
IFB Ser. 06-20, Class IB, IO,
1.24s, 2036	1,398,299	54,400
IFB Ser. 05-95, Class OI, IO,
1.24s, 2035	92,219	6,104
IFB Ser. 06-92, Class JI, IO,
1.23s, 2036	275,211	14,946
IFB Ser. 06-99, Class AS, IO,
1.23s, 2036	314,069	14,793
IFB Ser. 06-85, Class TS, IO,
1.21s, 2036	861,040	33,840
IFB Ser. 06-61, Class SE, IO,
1.2s, 2036	998,744	34,956
Ser. 03-W17, Class 12, IO,
1.155s, 2033	1,072,467	42,577
Ser. 06-94, Class NI, IO, 1.15s, 2036	238,182	9,171
IFB Ser. 03-112, Class SA, IO,
1.15s, 2028	469,424	13,033
Ser. 03-T2, Class 2, IO, 0.824s, 2042	4,176,456	82,791
IFB Ser. 05-67, Class BS, IO,
0.8s, 2035	639,383	18,382
IFB Ser. 05-74, Class SE, IO,
0 3/4s, 2035	2,116,780	55,750
IFB Ser. 05-82, Class SI, IO,
0 3/4s, 2035	2,056,764	61,703
IFB Ser. 05-87, Class SE, IO,
0.7s, 2035	3,784,130	112,138
Ser. 03-W3, Class 2IO1, IO,
0.682s, 2042	393,886	6,792
Ser. 03-W6, Class 51, IO, 0.68s, 2042	1,268,969	21,221
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	1,208,000	36,995
IFB Ser. 05-58, Class IK, IO,
0.65s, 2035	573,971	24,003
IFB Ser. 04-54, Class SW, IO,
0.65s, 2033	294,498	7,818
Ser. 01-T12, Class IO, 0.568s, 2041	2,015,652	25,766
Ser. 03-W2, Class 1, IO, 0.47s, 2042	2,164,161	24,219
Ser. 03-W3, Class 1, IO, 0.442s, 2042	4,274,122	38,983
Ser. 02-T1, Class IO, IO, 0.428s, 2031	1,751,130	16,536
Ser. 03-W6, Class 3, IO, 0.366s, 2042	1,673,351	14,908

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W6, Class 23, IO,
0.352s, 2042	$1,841,252	$15,829
Ser. 03-W4, Class 3A, IO,
0.334s, 2042	1,625,631	14,326
Ser. 03-W8, Class 11,
IO, 0.03s, 2042	339,620	16
Ser. 03-W6, Class 21, IO,
0.004s, 2042	212,627	1
Ser. 372, Class 1, Principal Only
(PO), zero %, 2036	1,439,509	1,152,452
Ser. 371, Class 1, PO, zero %, 2036	442,230	374,091
Ser. 05-113, Class DO, PO,
zero %, 2036	566,053	461,379
Ser. 367, Class 1, PO, zero %, 2036	160,570	120,973
Ser. 363, Class 1, PO, zero %, 2035	2,053,188	1,546,877
Ser. 361, Class 1, PO, zero %, 2035	1,171,413	953,957
Ser. 04-38, Class AO, PO,
zero %, 2034	647,840	467,740
Ser. 342, Class 1, PO, zero %, 2033	236,678	186,488
Ser. 02-82, Class TO, PO,
zero %, 2032	188,877	152,135
Ser. 04-61, Class CO, PO,
zero %, 2031	420,000	337,772
FRB Ser. 05-117, Class GF,
zero %, 2036	120,539	112,686
FRB Ser. 05-65, Class ER,
zero %, 2035	381,467	371,530
FRB Ser. 05-57, Class UL,
zero %, 2035	380,887	373,480
FRB Ser. 05-36, Class QA,
zero %, 2035	74,293	69,899
FRB Ser. 05-65, Class CU,
zero %, 2034	64,899	78,366
FRB Ser. 05-81, Class DF,
zero %, 2033	49,538	50,227
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	33,201	34,778
Ser. T-60, Class 1A3, 7 1/2s, 2044	655,609	688,420
Ser. T-59, Class 1A3, 7 1/2s, 2043	287,770	302,899
Ser. T-58, Class 4A, 7 1/2s, 2043	173,215	181,119
Ser. T-57, Class 1A3, 7 1/2s, 2043	485,065	507,637
Ser. T-51, Class 2A, 7 1/2s, 2042	225,415	234,549
Ser. T-42, Class A5, 7 1/2s, 2042	94,790	98,631
Ser. T-41, Class 3A, 7 1/2s, 2032	406,229	422,965
Ser. T-60, Class 1A2, 7s, 2044	618,394	640,884
Ser. T-41, Class 2A, 7s, 2032	29,728	30,586
Ser. T-56, Class A, IO, 0.582s, 2043	1,801,644	23,446
Ser. T-56, Class 3, IO, 0.356s, 2043	1,307,778	11,139
Ser. T-56, Class 1, IO, 0.28s, 2043	1,621,966	9,238
Ser. T-56, Class 2, IO, 0.046s, 2043	1,489,057	3,327
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	382,619	410,670

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.686s, 2033	$3,833,686	$216,748
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	346,000	379,793
Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	128,990
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	443,000	484,558
Freddie Mac
IFB Ser. 2990, Class LB, 3.272s, 2034	403,354	370,764
IFB Ser. 3153, Class UK, 7.32s, 2036	259,846	295,046
IFB Ser. 3182, Class PS, 7.2s, 2032	306,408	333,038
IFB Ser. 3202, Class PS, 7.14s, 2036	106,119	112,588
IFB Ser. 3153, Class SX, 6 1/2s, 2036	98,090	104,059
IFB Ser. 3081, Class DC, 5.085s, 2035	218,073	216,971
IFB Ser. 3114, Class GK, 5s, 2036	141,213	141,478
IFB Ser. 2976, Class KL, 4.767s, 2035	380,645	375,437
IFB Ser. 2990, Class DP, 4.657s, 2034	331,455	327,203
IFB Ser. 2979, Class AS, 4.657s, 2034	96,006	91,446
IFB Ser. 3065, Class DC, 3.81s, 2035	328,318	305,359
IFB Ser. 3050, Class SA, 3 1/2s, 2034	234,913	215,827
IFB Ser. 2990, Class WP, 3.225s, 2035	256,416	244,117
IFB Ser. 2927, Class SI, IO,
3.15s, 2035	579,280	60,270
IFB Ser. 2828, Class GI, IO,
2.15s, 2034	648,999	56,669
IFB Ser. 2869, Class SH, IO,
1.95s, 2034	329,820	18,261
IFB Ser. 2869, Class JS, IO, 1.9s, 2034	1,561,897	84,970
IFB Ser. 2815, Class PT, IO, 1.7s, 2032	646,184	41,028
IFB Ser. 2828, Class TI, IO, 1.7s, 2030	311,529	17,611
IFB Ser. 3033, Class SF, IO,
1.45s, 2035	456,175	16,821
IFB Ser. 3028, Class ES, IO, 1.4s, 2035	1,583,081	106,370
IFB Ser. 2922, Class SE, IO, 1.4s, 2035	851,271	40,967
IFB Ser. 3045, Class DI, IO,
1.38s, 2035	4,439,072	185,677
Ser. 3236, Class ES, IO, 1.35s, 2036	514,712	22,905
IFB Ser. 3136, Class NS, IO,
1.35s, 2036	1,003,820	58,856
IFB Ser. 3118, Class SD, IO,
1.35s, 2036	1,403,485	57,455
IFB Ser. 3054, Class CS, IO,
1.35s, 2035	354,700	15,185
IFB Ser. 3107, Class DC, IO,
1.35s, 2035	1,625,018	108,989
IFB Ser. 3129, Class SP, IO,
1.35s, 2035	662,876	27,655
IFB Ser. 3066, Class SI, IO,
1.35s, 2035	1,074,058	70,419

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2927, Class ES, IO,
1.35s, 2035	$464,591	$21,185
IFB Ser. 2950, Class SM, IO,
1.35s, 2016	653,962	34,946
IFB Ser. 3031, Class BI, IO,
1.34s, 2035	303,392	20,841
IFB Ser. 3067, Class SI, IO, 1.3s, 2035	1,258,960	84,803
IFB Ser. 2986, Class WS, IO, 1.3s, 2035	357,142	9,380
IFB Ser. 2962, Class BS, IO, 1.3s, 2035	1,926,130	88,671
IFB Ser. 3114, Class TS, IO, 1.3s, 2030	2,210,281	94,235
IFB Ser. 3128, Class JI, IO,
1.28s, 2036	1,117,437	57,353
IFB Ser. 2990, Class LI, IO,
1.28s, 2034	585,230	35,950
IFB Ser. 3065, Class DI, IO,
1.27s, 2035	235,617	14,846
IFB Ser. 3145, Class GI, IO,
1 1/4s, 2036	900,863	57,003
IFB Ser. 3114, Class GI, IO,
1 1/4s, 2036	339,614	22,066
IFB Ser. 3174, Class BS, IO,
1.17s, 2036	751,793	26,480
IFB Ser. 3152, Class SY, IO,
1.13s, 2036	718,212	43,542
IFB Ser. 3081, Class DI, IO,
1.13s, 2035	298,685	15,311
IFB Ser. 3199, Class S, IO, 1.1s, 2036	358,473	17,364
IFB Ser. 3016, Class SP, IO,
0.76s, 2035	302,112	8,121
IFB Ser. 3016, Class SQ, IO,
0.76s, 2035	707,882	19,353
IFB Ser. 2957, Class SW, IO,
0.65s, 2035	1,530,454	36,109
IFB Ser. 2815, Class S, IO,
0.65s, 2032	691,037	18,002
Ser. 242, PO, zero %, 2036	588,291	477,803
Ser. 239, PO, zero %, 2036	2,845,105	2,274,161
Ser. 236, PO, zero %, 2036	1,087,836	870,501
Ser. 3045, Class DO, PO,
zero %, 2035	339,482	272,148
Ser. 231, PO, zero %, 2035	6,209,017	4,698,106
Ser. 228, PO, zero %, 2035	2,393,959	1,891,474
Ser. 3130, Class KO, PO,
zero %, 2034	98,726	78,475
FRB Ser. 3022, Class TC,
zero %, 2035	51,386	53,939
FRB Ser. 3003, Class XF,
zero %, 2035	327,111	322,512
FRB Ser. 2958, Class FL,
zero %, 2035	138,051	127,776
FRB Ser. 3046, Class WF,
zero %, 2035	66,358	64,280

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO,
0.073s, 2043	$6,700,040	$56,113
Ser. 05-C3, Class XC, IO,
0.042s, 2045	31,068,779	161,402
GMAC Commercial
Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.814s, 2036	131,000	139,507
Ser. 04-C2, Class A4, 5.301s, 2038	1,281,000	1,277,311
Ser. 03-C2, Class A2, 5.284s, 2040	828,000	836,992
Ser. 97-C1, Class X, IO,
1.493s, 2029	563,713	14,346
Ser. 05-C1, Class X1, IO,
0.136s, 2043	12,348,055	221,882
GMAC Commercial
Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	201,000	202,499
Ser. 06-C1, Class XC, IO,
0.039s, 2045	17,907,832	121,720
Government National
Mortgage Association
IFB Ser. 05-7, Class JM, 4.95s, 2034	410,374	405,642
IFB Ser. 05-66, Class SP, 3s, 2035	198,767	181,163
IFB Ser. 05-68, Class SN, IO,
1.85s, 2034	1,038,700	54,854
IFB Ser. 04-86, Class SW, IO,
1.4s, 2034	720,445	36,663
IFB Ser. 05-65, Class SI, IO, 1s, 2035	777,733	29,284
IFB Ser. 05-68, Class SI, IO,
0.95s, 2035	2,668,343	113,814
IFB Ser. 06-14, Class S, IO,
0.9s, 2036	754,293	25,836
IFB Ser. 05-51, Class SJ, IO,
0.85s, 2035	787,097	31,583
IFB Ser. 05-68, Class S, IO,
0.85s, 2035	1,531,821	59,827
IFB Ser. 05-28, Class SA, IO,
0.85s, 2035	1,858,039	58,268
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.655s, 2039	1,047,760	47,272
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.046s, 2037	24,972,397	110,230
Greenwich Capital Commercial
Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.095s, 2042	19,357,004	317,576
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	433,000	439,655
Ser. 04-GG2, Class A6, 5.396s, 2038	575,000	577,685
Ser. 05-GG4, Class A4B,
4.732s, 2039	724,000	691,986

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

Principal amount		Value

GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.6s, 2015	$75,000	$75,281
Ser. 98-C1, Class F, 6s, 2030	173,000	174,016
Ser. 03-C1, Class X1, IO, 0.251s, 2040	2,697,055	47,711
Ser. 04-C1, Class X1, IO, 0.134s, 2028	6,180,215	44,420
Ser. 05-GG4, Class XC, IO,
0.103s, 2039	14,354,151	252,319
Ser. 06-GG6, Class XC, IO,
0.033s, 2038	14,837,264	51,583
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	123,000	134,838
Ser. 06-CB16, Class A4, 5.552s, 2045	495,000	502,578
Ser. 06-CB14, Class A4, 5.481s, 2044	1,311,000	1,324,320
Ser. 06-CB14, Class AM, 5.445s, 2044	684,000	690,477
Ser. 06-CB17, Class X, IO,
0.515s, 2043	5,072,673	210,059
Ser. 05-CB11, Class A4, 5.335s, 2037	899,000	898,420
Ser. 06-LDP9, Class A3, 5.336s, 2047	449,000	448,300
Ser. 06-LDP9, Class X, IO, 0.456s, 2047	1,277,000	45,500
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	29,946,874	25,485
Ser. 05-LDP2, Class AM, 4.78s, 2042	250,000	239,695
JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	152,000	154,856
Ser. 06-FL2A, Class X1, IO,
0.716s, 2018	12,491,997	60,174
Ser. 03-ML1A, Class X1, IO,
0.317s, 2039	6,844,501	252,658
Ser. 05-LDP2, Class X1, IO,
0.078s, 2042	20,739,346	354,837
Ser. 05-CB12, Class X1, IO,
0.073s, 2037	7,528,684	82,933
Ser. 05-LDP1, Class X1, IO,
0.069s, 2046	5,077,242	47,797
Ser. 05-LDP4, Class X1, IO,
0.047s, 2042	14,930,776	137,060
Ser. 05-LDP3, Class X1, IO,
0.043s, 2042	11,056,097	84,648
Ser. 06-LDP6, Class X1, IO,
0.036s, 2043	4,781,215	25,961
Ser. 06-CB14, Class X1, IO,
0.035s, 2044	7,692,903	36,060
Ser. 05-LDP5, Class X1, IO,
0.033s, 2044	46,940,920	216,369
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	91,482
Ser. 99-C1, Class G, 6.41s, 2031	97,000	90,919
Ser. 98-C4, Class G, 5.6s, 2035	84,000	82,952
Ser. 98-C4, Class H, 5.6s, 2035	143,000	138,430
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	905,000	895,740
Ser. 04-C7, Class A6, 4.786s, 2029	242,000	233,385

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

LB-UBS Commercial
Mortgage Trust 144A
Ser. 06-C7, Class XW, IO,
0.719s, 2038	$3,565,540	$179,668
Ser. 05-C3, Class XCL, IO,
0 1/8s, 2040	7,657,129	165,348
Ser. 05-C2, Class XCL, IO,
0.111s, 2040	32,938,058	337,088
Ser. 05-C5, Class XCL, IO,
0.097s, 2020	9,443,536	135,765
Ser. 05-C7, Class XCL, IO,
0.083s, 2040	17,060,922	161,908
Ser. 06-C7, Class XCL, IO,
0.065s, 2038	2,592,665	45,574
Ser. 06-C1, Class XCL, IO,
0.061s, 2041	14,040,959	157,399
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L,
9.1s, 2014	220,000	220,000
FRB Ser. 04-LLFA, Class H,
6.3s, 2017	137,000	137,364
FRB Ser. 05-LLFA, 6.15s, 2018	57,000	56,858
Lehman Mortgage Trust
IFB Ser. 06-5, Class 1A3, IO,
0.05s, 2036	325,989	1,470
IFB Ser. 06-5, Class 2A2, IO,
1.8s, 2036	1,201,049	56,402
IFB Ser. 06-7, Class 2A4, IO,
1.2s, 2036	2,044,804	76,092
IFB Ser. 06-7, Class 2A5, IO,
1.2s, 2036	1,768,148	92,368
Ser. 06-9, Class 2A2, IO,
1.27s, 2036	1,115,000	53,788
Ser. 06-9, Class 2A3, IO,
1.27s, 2036	1,607,000	87,057
Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.051s, 2049	10,705,000	162,345
Merrill Lynch Floating Trust 144A
Ser. 06-1, Class X1TM, IO,
5.967s, 2022	1,001,000	41,542
FRB Ser. 06-1, Class TM,
5.85s, 2022	100,000	100,531
Ser. 06-1, Class X1A, IO,
1.186s, 2022	3,489,130	50,031
Merrill Lynch Mortgage
Investors, Inc. Ser. 98-C3,
Class E, 6.913s, 2030	82,000	88,353
Merrill Lynch Mortgage Trust
Ser. 05-MCP1, Class XC, IO,
0.064s, 2043	9,493,222	128,307
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.152s, 2039	1,155,351	25,409
Ser. 05-LC1, Class X, IO, 0.107s, 2044	5,109,503	48,101

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.006s, 2040	$326,634	$105,033
Ser. 06-C4, Class X, IO, 5.475s, 2016	1,141,000	398,198
Ser. 05-C3, Class X, IO, 5.158s, 2044	391,708	121,674
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.63s, 2043	1,430,717	85,497
Ser. 05-HQ6, Class X1, IO,
0.073s, 2042	12,055,372	122,437
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	553,000	539,421
Ser. 04-HQ4, Class A7, 4.97s, 2040	286,000	279,934
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	74,000	75,091
Ser. 04-RR, Class F5, 6s, 2039	220,000	193,529
Ser. 04-RR, Class F6, 6s, 2039	230,000	192,635
Ser. 05-HQ5, Class X1, IO,
0.073s, 2042	14,583,407	116,781
Morgan Stanley Dean Witter Capital
I Ser. 00-LIF2, Class A1, 6.96s, 2033	15,605	15,657
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.09s, 2030	124,000	126,868
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5 3/4s, 2042
(United Kingdom)	319,000	318,981
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	490,000	507,816
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	143,073
Ser. 00-C2, Class J, 6.22s, 2033	127,000	129,752
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.9s,
2034 (Ireland)	343,000	343,858
Ser. 04-1A, Class E, 6.65s, 2034
(Ireland)	135,000	135,000
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.885s, 2036	2,579,731	127,439
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	$100,000	$88,281
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	62,000	52,560
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	41,000	36,026
Wachovia Bank Commercial
Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	1,884,000	1,889,932
Ser. 05-C17, Class A4, 5.083s, 2042	943,000	926,634
Ser. 04-C15, Class A4, 4.803s, 2041	426,000	409,973
Ser. 06-C28, Class XC, IO,
0.381s, 2048	1,032,661	29,183
Ser. 06-C29, IO, 0.372s, 2048	10,626,000	324,306

Putnam VT George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%)* continued

	Principal amount	Value

Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
8.65s, 2018	$100,000	$99,860
Ser. 03-C3, Class IOI, IO,
0.311s, 2035	2,375,346	71,927
Ser. 06-C23, Class XC, IO,
0.045s, 2045	8,430,732	52,439
Ser. 06-C26, Class XC, IO,
0.037s, 2045	3,359,547	12,934
Washington Mutual 144A
Ser. 06-SL1, Class X, IO, 5.303s, 2043	906,000	47,494
Washington Mutual
Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	30,000	28,994
Ser. 06-SL1, Class A, 5.303s, 2043	476,000	476,075
Washington Mutual Multi-Fam.,
Mtge. 144A Ser. 01-1, Class B5,
7.192s, 2031 (Cayman Islands)	186,000	194,840

Total collateralized mortgage obligations
(cost $98,660,968)		$97,402,109

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.0%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage
Association Pass-Through
Certificates 7s, June 15, 2031	$6,309	$6,601

U.S. Government Agency Mortgage Obligations (11.0%)
Federal Home Loan
Mortgage Corporation
Pass-Through Certificates
6s, with due dates from
June 1, 2017 to October 1, 2021	5,674,541	5,750,991
5 1/2s, November 1, 2036	239,754	237,132
5 1/2s, with due dates from
November 1, 2018 to April 1, 2020	208,261	208,157
Federal National Mortgage Association
Pass-Through Certificates
9s, with due dates from
January 1, 2027 to July 1, 2032	25,390	27,602
8s, with due dates from
October 1, 2025 to July 1, 2033	23,901	25,176
7 1/2s, with due dates from
September 1, 2022 to July 1, 2033	200,909	209,947
7s, with due dates from
April 1, 2032 to December 1, 2035	1,404,125	1,443,328
7s, with due dates from
June 1, 2007 to November 1, 2014	95,938	98,586
6 1/2s, with due dates from
April 1, 2033 to January 1, 2035	516,854	527,742
6 1/2s, February 1, 2016	15,607	15,959

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS (11.0%)* continued

	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6s, with due dates from
June 1, 2021 to June 1, 2036	$14,686,788	$14,888,340
6s, with due dates from
September 1, 2013 to May 1, 2021	11,351,262	11,513,543
6s, TBA, January 1, 2022	19,500,000	19,768,125
5 1/2s, with due dates from
July 1, 2036 to November 1, 2036	172,424	170,458
5 1/2s, with due dates from
July 1, 2019 to November 1, 2020	998,439	999,133
5s, with due dates from
September 1, 2035 to January 1, 2036	8,772,067	8,478,407
5s, April 1, 2020	28,496	28,036
4 1/2s, with due dates from
April 1, 2021 to November 1, 2035	2,218,299	2,107,582
4 1/2s, with due dates from
June 1, 2020 to September 1, 2020	689,970	665,928
		67,164,172

Total U.S. government and agency
mortgage obligations (cost $67,230,636)		$67,170,773

U.S. TREASURY OBLIGATIONS (1.0%)*

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s,
May 15, 2030	$1,755,000	$2,091,741
U.S. Treasury Notes
4 1/4s, August 15, 2013	2,145,000	2,091,710
3 1/4s, August 15, 2008	2,217,000	2,162,268

Total U.S. treasury obligations
(cost $6,306,358)		$6,345,719

ASSET-BACKED SECURITIES (5.6%)*

	Principal amount	Value

Aames Mortgage Investment Trust
FRB Ser. 04-1, Class 2A1, 5.69s, 2034	$7,524	$7,527
ABSC NIMS Trust 144A Ser. 05-HE2,
Class A1, 4 1/2s, 2035 (Cayman Islands)	9,353	9,268
Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C, 6.4s, 2013	217,000	219,823
Aegis Asset Backed
Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	9,595	9,391
Ser. 04-6N, Class Note, 4 3/4s, 2035	11,259	11,002
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.73s, 2029	298,952	300,018
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.85s, 2012	660,810	660,913
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	2,647	2,646

Putnam VT George Putnam Fund of Boston

ASSET-BACKED SECURITIES (5.6%)* continued

Principal amount		Value

Ameriquest Mortgage
Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.85s, 2036	$157,000	$137,072
Arcap REIT, Inc. 144A Ser. 04-1A,
Class E, 6.42s, 2039	137,110	135,809
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.82s, 2036	33,000	24,846
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.85s, 2035	71,000	57,130
Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 04-HE9, Class A2,
5.72s, 2034	9,808	9,813
FRB Ser. 05-HE1, Class A3,
5.61s, 2035	46,834	46,867
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 6.05s, 2033	99,545	99,965
Banc of America
Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.433s, 2034	1,876,923	7,812
Ser. 05-E, Class 2, IO, 0.306s, 2035	4,669,000	27,969
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.38s, 2011	130,000	131,482
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	114,000	112,590
Bayview Financial Acquisition Trust
FRB Ser. 03-G, Class A1, 5.95s, 2039	569,000	569,269
FRB Ser. 03-F, Class A, 6.1s, 2043	174,138	174,218
FRB Ser. 04-D, Class A, 5.74s, 2044	264,556	264,696
Ser. 06-4A, Class IO, IO, 1.14s, 2036	161,711	20,199
Ser. 05-B, Class A, IO, 4.59s, 2039	2,187,367	55,458
Ser. 04-B, Class A1, 5.85s, 2039	683,452	683,449
Ser. 04-D, Class A, IO, 3.938s, 2007	1,146,414	16,115
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 6.7s, 2038	90,322	91,027
FRB Ser. 03-SSRA, Class A, 6.05s, 2038	90,322	90,945
FRB Ser. 04-SSRA, Class A1, 5.95s, 2039	182,460	183,701
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 4.876s, 2034	73,057	72,759
Bear Stearns Asset
Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 7.35s, 2035	100,000	83,172
FRB Ser. 06-PC1, Class M9, 7.1s, 2035	100,000	82,547
FRB Ser. 03-3, Class A2, 5.94s, 2043	234,634	235,220
FRB Ser. 03-1, Class A1, 5.85s, 2042	74,387	74,631
FRB Ser. 05-3, Class A1, 5.8s, 2035	206,045	206,689
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
8.1s, 2010	60,000	61,022
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	27,421	27,037

ASSET-BACKED SECURITIES (5.6%)* continued

	Principal amount	Value

CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.85s,
2011 (Cayman Islands)	$74,452	$77,017
FRB Ser. 04-AA, Class B3, 8.7s,
2011 (Cayman Islands)	15,183	15,442
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	16,079	15,865
CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034 (Cayman Islands)	3,949	3,780
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.454s, 2010	130,000	131,164
Conseco Finance Securitizations Corp.
Ser. 02-1, Class M2, 9.546s, 2033	240,000	150,000
Ser. 02-2, Class A, IO, 8 1/2s, 2033	578,645	120,334
Ser. 00-4, Class A6, 8.31s, 2032	1,096,000	947,126
Ser. 00-5, Class A6, 7.96s, 2032	217,000	188,628
Ser. 01-4, Class A4, 7.36s, 2033	781,000	809,794
Ser. 01-1, Class A5, 6.99s, 2032	1,160,000	1,135,611
Ser. 01-3, Class A4, 6.91s, 2033	727,000	701,868
Ser. 02-1, Class A, 6.681s, 2033	712,478	721,965
Ser. 01-1, Class A4, 6.21s, 2032	76,977	77,003
Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 7.365s, 2007	383,000	384,367
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.45s, 2036	453,052	765
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036	169,152	383
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	257,922	1,290
Countrywide Asset
Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	10,935	10,681
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	13,724	13,732
Ser. 04-14N, 5s, 2036	8,267	8,123
Countrywide Home Loans
Ser. 06-0A5, Class X, IO,
2.339s, 2046	1,747,672	73,184
Ser. 05-2, Class 2X, IO, 1.16s, 2035	2,181,316	49,761
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	174,089	183,067
IFB Ser. 05-R1, Class 1AS, IO,
0.808s, 2035 (SN)	1,470,056	44,955
IFB Ser. 05-R2, Class 1AS, IO,
0.423s, 2035 (SN)	858,990	26,933
Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038
(Cayman Islands)	188,000	192,054

Putnam VT George Putnam Fund of Boston

ASSET-BACKED SECURITIES (5.6%)* continued

	Principal amount	Value

CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	$40,860	$40,072
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	131,000	134,260
Fieldstone Mortgage
Investment Corp. FRB Ser. 05-1,
Class M3, 5.89s, 2035	93,000	93,152
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	11,013	280
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	34,953	34,975
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s, 2009	270,000	264,333
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	26,226	4,201
Ser. 04-3, Class A, 4 1/2s, 2034	546	499
G-Force CDO, Ltd. 144A Ser. 03-1A,
Class E, 6.58s, 2038 (Cayman Islands)	111,000	110,584
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
5.83s, 2010	241,480	241,630
GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C, 6.65s, 2019	169,000	168,998
Ser. 04-1A, Class B, 6.17s, 2018	35,488	35,747
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	266,000	264,139
GEBL 144A
Ser. 04-2, Class D, 8.1s, 2032	113,536	111,773
Ser. 04-2, Class C, 6.2s, 2032	113,536	113,535
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 6s, 2007	402,150	9,611
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.774s,
2041 (United Kingdom)	195,185	196,847
FRB Ser. 02-1, Class 1C, 6.674s,
2042 (United Kingdom)	132,974	133,230
FRB Ser. 02-2, Class 1C, 6.626s,
2043 (United Kingdom)	130,000	130,721
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	1,480,000	1,454,100
Ser. 97-6, Class A9, 7.55s, 2029	95,867	99,216
Ser. 97-4, Class A7, 7.36s, 2029	181,378	186,949
Ser. 97-6, Class A8, 7.07s, 2029	41,997	42,741
Ser. 97-7, Class A8, 6.86s, 2029	129,392	131,242
Ser. 99-3, Class A7, 6.74s, 2031	285,000	282,163
Ser. 99-3, Class A6, 6 1/2s, 2031	147,000	143,851
Ser. 99-3, Class A5, 6.16s, 2031	6,049	6,087
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	455,227	421,011
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.36s, 2045	1,279,374	35,783

ASSET-BACKED SECURITIES (5.6%)* continued

	Principal amount	Value

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	$140,731	$139,259
GSAMP Trust 144A Ser. 05-NC1,
Class N, 5s, 2035	6,789	6,774
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	52,003	55,364
Ser. 05-RP3, Class 1A3, 8s, 2035	162,230	171,197
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	133,541	139,241
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	158,354	167,057
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	181,759	189,488
IFB Ser. 04-4, Class 1AS, IO,
0.706s, 2034 (SN)	8,124,541	247,329
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.859s, 2035	300,880	298,139
Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.9s,
2030 (Cayman Islands)	250,000	250,700
FRB Ser. 05-1A, Class D, 6.88s,
2030 (Cayman Islands)	238,175	238,175
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	139,729	136,353
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5 7/8s,
2036 (Cayman Islands)	354,444	351,786
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.094s, 2040
(United Kingdom)	92,000	92,017
Home Equity Asset Trust 144A
Ser. 04-4N, Class A, 5s, 2034	6,956	6,830
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	54,000	53,359
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class M1,
6.63s, 2028	5,000	4,848
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.35s,
2036 (Cayman Islands)	270,000	285,746
FRB Ser. 02-1A, Class FFL, 8.1s,
2037 (Cayman Islands)	460,000	460,575
Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1, 8.6s, 2032	338,443	263,986
Ser. 02-A IO, 0.3s, 2032	12,525,226	135,038
Marriott Vacation Club
Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	35,101	34,873
FRB Ser. 02-1A, Class A1,
6.05s, 2024	135,781	136,741
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.661s, 2034	95,351	96,220
Ser. 04-13, Class 3A6, 3.786s, 2034	461,000	443,445

Putnam VT George Putnam Fund of Boston

ASSET-BACKED SECURITIES (5.6%)* continued

	Principal amount	Value

MASTR Adjustable Rate Mortgages Trust
Ser. 06-OA1, Class X, IO,
2.025s, 2046	$878,405	$32,940
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	373,548	8,346
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	920,026	2,588
MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A, Class Note,
5.191s, 2034 (Cayman Islands)	1,948	1,923
MASTR Reperforming
Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	124,316	129,346
Ser. 05-1, Class 1A4, 7 1/2s, 2034	217,371	226,212
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.97s, 2027	529,811	503,320
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.291s, 2035	862,743	857,351
Ser. 04-WMC3, Class B3, 5s, 2035	55,000	54,347
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	2,865	2,842
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	4,532	4,464
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)	2,571	2,533
Ser. 04-WM3N, Class N1,
4 1/2s, 2035	6,997	6,787
Ser. 04-WM2N, Class N1,
4 1/2s, 2034	7,551	7,457
Ser. 04-WM1N, Class N1,
4 1/2s, 2034	2,097	2,057
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	55,571	55,001
Morgan Stanley ABS Capital I FRB
Ser. 04-WMC3, Class A2PT, 5.64s, 2035	31,078	31,101
Morgan Stanley
Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	19,452	19,407
Ser. 04-HB2, Class E, 5s, 2012	36,964	36,538
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1,
5.396s, 2035	810,209	808,690
IFB Ser. 06-7, Class 4A3, IO,
zero %, 2036	432,297	1,395
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 5.864s,
2015 (Cayman Islands)	138,000	138,097
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	85,058	83,159
Ser. 04-B, Class C, 3.93s, 2012	34,494	33,701
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	187,000	181,079

ASSET-BACKED SECURITIES (5.6%)* continued

	Principal amount	Value

Newcastle CDO, Ltd. 144A FRB
Ser. 3A, Class 4FL, 8.55s, 2038
(Cayman Islands)	$67,000	$67,335
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 6.522s, 2035	69,692	71,304
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	64,297	66,950
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	203,932	161,017
Ser. 95-B, Class B1, 7.55s, 2021	78,000	51,472
Ser. 02-C, Class A1, 5.41s, 2032	524,099	454,906
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030	84,037	75,134
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.676s,
2018 (Ireland)	79,000	80,019
FRB Ser. 05-A, Class D, 6.876s,
2012 (Ireland)	92,000	91,991
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.85s, 2035	30,000	25,764
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	49,599	48,671
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
7.85s, 2034	58,000	54,515
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034	5,816	5,719
Permanent Financing PLC FRB
Ser. 3, Class 3C, 6 1/2s, 2042
(United Kingdom)	160,000	161,539
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.36s,
2011 (United Kingdom)	275,000	274,988
FRB Ser. 04-2A, Class C, 6.24s,
2011 (United Kingdom)	109,000	108,669
Providian Gateway Master Trust 144A
FRB Ser. 04-AA, Class D, 7.2s, 2011	147,000	147,462
FRB Ser. 04-EA, Class D, 6.28s, 2011	100,000	100,622
Ser. 04-DA, Class D, 4.4s, 2011	120,000	118,242
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 8.1s, 2035	150,000	134,690
Ser. 04-NT12, Class Note, 4.7s, 2035	1,303	1,292
Ser. 04-NT, Class Note, 4 1/2s, 2034	19,009	18,386
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.2s, 2036	174,699	1,979
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	746,924	693,425
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5.61s, 2033	262,774	262,979
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	783	149
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)	13,839	880

Putnam VT George Putnam Fund of Boston

ASSET-BACKED SECURITIES (5.6%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	$37,054	$1,264
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	699	70
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)	5,185	207
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	7,266	145
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	1,340	107
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands)	3,137	745
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	4,532	4,489
Ser. 05-1A, Class A, 4 1/4s, 2035
(Cayman Islands)	9,446	9,384
Sasco Net Interest Margin Trust
144A Ser. 05-NC1A, Class A,
4 3/4s, 2035 (Cayman Islands)	21,374	20,978
Sharps SP I, LLC Net
Interest Margin Trust 144A
Ser. 04-HS1N, Class Note,
5.92s, 2034	4,281	171
Ser. 04-HE1N, Class Note,
4.94s, 2034	21,568	863
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.85s, 2035	82,000	70,028
Structured Adjustable
Rate Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1,
5.277s, 2035	368,105	366,305
Ser. 04-8, Class 1A3, 4.646s, 2034	22,303	22,481
Ser. 05-9, Class AX, IO,
0.952s, 2035	4,331,300	64,536
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.67s, 2034	136,645	136,632
Structured Asset Investment
Loan Trust 144A
FRB Ser. 06-BNC2, Class B1,
7.85s, 2036	24,000	20,980
FRB Ser. 05-HE3, Class M11,
7.85s, 2035	166,000	124,646
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.874s, 2015	711,826	710,936
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3,
5.088s, 2034	411,823	382,498
IFB Ser. 05-6, Class 5A8, 3.2s, 2035	644,465	544,651
Structured Asset Securities Corp.
144A IFB Ser. 05-RF6, Class AIO,
IO, 0.848s, 2043 (SN)	983,996	28,286

ASSET-BACKED SECURITIES (5.6%)* continued

	Principal amount	Value

Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B, 5.77s, 2035	$36,050	$36,063
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	184,000	188,356
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1,
5.148s, 2036	499,971	496,171
Ser. 05-AR2, Class 2A1,
4.544s, 2035	219,299	216,317
Ser. 04-R, Class 2A1,
4.36s, 2034	223,180	219,564
Ser. 05-AR9, Class 1A2,
4.354s, 2035	206,855	202,822
Ser. 05-AR12, Class 2A5,
4.32s, 2035	2,803,000	2,719,401
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	6,075,000	69,723
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	82,587	81,511
Ser. 04-3, Class D, 4.07s, 2012	48,140	47,661
Ser. 04-4, Class D, 3.58s, 2012	21,402	21,069
Ser. 04-1, Class D, 3.17s, 2011	19,470	19,361
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.277s, 2044 (United Kingdom)	239,615	239,605
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s, 2011	27,070	26,971

Total asset-backed securities
(cost $34,656,498)		$33,991,036

CORPORATE BONDS AND NOTES (4.7%)*

	Principal amount	Value

Basic Materials (0.1%)
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	$200,000	$192,103
Georgia-Pacific Corp.
debs. 9 1/2s, 2011	100,000	109,500
Georgia-Pacific Corp.
notes 8 1/8s, 2011	85,000	89,250
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013	160,000	157,982
Lafarge SA notes 6 1/2s, 2016 (France)	45,000	46,013
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014	60,000	58,492
Newmont Mining Corp. notes
5 7/8s, 2035	90,000	83,658
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)	105,000	101,447
Weyerhaeuser Co. debs. 7.95s, 2025	125,000	134,776
		973,221

Putnam VT George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Capital Goods (0.1%)
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	$65,000	$62,725
L-3 Communications Corp.
sr. sub. notes Class B, 6 3/8s, 2015	80,000	79,200
Legrand SA debs. 8 1/2s, 2025 (France)	120,000	138,000
Raytheon Co. debs. 6 3/4s, 2018	75,000	82,040
		361,965

Communication Services (0.4%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	65,000	66,105
AT&T Corp. sr. notes 8s, 2031	90,000	111,661
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	310,000	402,865
France Telecom notes 8 1/2s,
2031 (France)	50,000	65,636
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	85,000	85,878
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	105,000	106,313
Southwestern Bell Telephone
debs. 7s, 2027	180,000	183,886
Sprint Capital Corp. company
guaranty 6.9s, 2019	120,000	123,724
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	235,000	235,237
Telecom Italia Capital company
guaranty 7.2s, 2036 (Luxembourg)	45,000	47,363
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	55,000	52,442
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	15,000	14,361
Telecom Italia Capital SA
notes 5 1/4s, 2015 (Luxembourg)	135,000	126,105
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	175,000	187,132
Telefonica Europe BV company
guaranty 8 1/4s, 2030
(Netherlands)	80,000	95,313
Telus Corp. notes 8s, 2011 (Canada)	140,000	153,095
Verizon New Jersey, Inc. debs. 8s, 2022	110,000	123,429
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	135,000	155,752
Verizon Virginia Inc.
debs. Ser. A, 4 5/8s, 2013	50,000	47,097
		2,383,394

Conglomerates (—%)
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016 (Netherlands)	100,000	101,349

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Consumer Cyclicals (0.2%)
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	$80,000	$85,846
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	90,000	88,477
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	125,000	129,670
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	155,000	159,064
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	235,000	234,407
Federated Retail Holdings, Inc.
company guaranty 5.9s, 2016	180,000	180,251
Ford Motor Credit Corp.
notes 6 3/8s, 2008	135,000	131,693
JC Penney Co., Inc. debs. 7.65s, 2016	10,000	10,992
JC Penney Co., Inc. notes 6 7/8s, 2015	130,000	135,767
Office Depot, Inc. notes 6 1/4s, 2013	79,000	80,565
Omnicom Group, Inc.
sr. notes 5.9s, 2016	90,000	90,951
Wyndham Worldwide Corp. 144A
sr. unsec 6s, 2016	100,000	98,241
		1,425,924

Consumer Staples (0.6%)
Comcast Corp. company
guaranty 6.45s, 2037	125,000	125,068
Comcast Corp. company
guaranty 5 7/8s, 2018	180,000	178,066
Cox Communications, Inc.
notes 7 1/8s, 2012	145,000	154,580
Cox Communications, Inc. 144A
bonds 6.45s, 2036	130,000	127,959
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	125,000	123,012
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	125,000	133,290
CVS Corp. 144A pass-through
certificates 6.117s, 2013	273,075	275,093
Dean Foods Co. company
guaranty 7s, 2016	95,000	95,950
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	85,000	91,694
Diageo PLC company guaranty 8s, 2022	230,000	277,938
Fortune Brands, Inc. notes 5 3/8s, 2016	165,000	156,454
Kroger Co. company
guaranty 6 3/4s, 2012	60,000	62,959
News America, Inc. company
guaranty 6.4s, 2035	205,000	203,654
News America, Inc. debs. 7 1/4s, 2018	195,000	213,879
TCI Communications, Inc.
debs. 9.8s, 2012	95,000	112,024
TCI Communications, Inc.
debs. 8 3/4s, 2015	95,000	112,365

Putnam VT George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Consumer Staples continued
TCI Communications, Inc.
debs. 7 7/8s, 2013	$265,000	$294,668
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	20,000	23,463
Time Warner, Inc. company
guaranty 6 1/2s, 2036	55,000	54,743
Time Warner, Inc. company
guaranty 5 7/8s, 2016	90,000	89,773
Time Warner, Inc. company
guaranty 5 1/2s, 2011	65,000	64,834
Time Warner, Inc. debs. 9.15s, 2023	85,000	105,152
Time Warner, Inc. debs. 9 1/8s, 2013	300,000	349,497
Viacom, Inc. sr. notes 5 3/4s, 2011	85,000	85,043
		3,511,158

Energy (0.3%)
Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	185,000	187,123
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	95,000	95,058
Chesapeake Energy Corp.
sr. unsecd. notes 7 5/8s, 2013	140,000	147,525
Enterprise Products Operating LP
company guaranty Ser. B, 6 3/8s, 2013	85,000	87,328
Enterprise Products Operating LP
company guaranty FRN 8 3/8s, 2066	130,000	140,817
Forest Oil Corp. sr. notes 8s, 2011	80,000	83,200
Hess Corp. bonds 7 7/8s, 2029	165,000	192,603
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	75,000	74,266
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	90,000	90,000
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	215,000	224,842
Sunoco, Inc. notes 4 7/8s, 2014	75,000	70,217
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	100,000	114,090
Weatherford International, Ltd.
company guaranty 6 1/2s, 2036	115,000	115,445
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	65,000	63,138
		1,685,652

Financial (1.8%)
Ameriprise Financial, Inc. jr.
sub. FRN 7.518s, 2066	235,000	258,070
Axa SA 144A sub. notes FRN 6.463s,
2018 (France)	120,000	118,721
Axa SA 144A sub. notes FRN 6.379s,
2036 (France)	120,000	118,651
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	150,000	145,592
Block Financial Corp.
notes 5 1/8s, 2014	100,000	95,030

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Financial continued
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.174s, 2012
(Cayman Islands)	$399,000	$404,495
Brandywine Operating Partnership
LP notes 5 3/4s, 2012 (R)	70,000	70,481
Capital One Capital III company
guaranty 7.686s, 2036	230,000	260,489
CIT Group, Inc. sr. notes 5s, 2015	95,000	91,342
CIT Group, Inc. sr. notes 5s, 2014	465,000	449,388
Citigroup, Inc. sub. notes 5s, 2014	79,000	77,135
CNA Financial Corp. unsecd.
notes 6 1/2s, 2016	100,000	104,316
CNA Financial Corp. unsecd.
notes 6s, 2011	100,000	101,633
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	100,000	102,108
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	110,000	125,159
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	160,000	157,236
Developers Diversified
Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	50,000	49,520
Equity One, Inc. notes 5 3/8s,
2015 (R)	90,000	86,888
ERP Operating LP notes 6.584s, 2015	80,000	85,375
Executive Risk Capital Trust
company guaranty Ser. B, 8.675s, 2027	165,000	172,359
Fleet Capital Trust V bank
guaranty FRN 6.361s, 2028	135,000	134,681
Fund American Cos. Inc.
notes 5 7/8s, 2013	185,000	184,256
GATX Financial Corp notes 5.8s, 2016	80,000	78,711
General Motors Acceptance Corp.
bonds 8s, 2031	115,000	132,028
General Motors Acceptance Corp.
FRN 6.324s, 2007	255,000	255,201
General Motors Acceptance Corp.
FRN Ser. MTN, 6.225s, 2007	235,000	235,016
General Motors Acceptance Corp.
notes 7s, 2012	115,000	118,672
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	75,000	79,162
Health Care REIT, Inc.
sr. notes 6s, 2013 (R)	55,000	55,270
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	105,000	102,150
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	105,000	109,896
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	55,000	54,995
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	80,000	82,460

Putnam VT George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Financial continued
HSBC Finance Capital Trust IX FRN
5.911s, 2035	$500,000	$502,473
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	340,000	345,391
International Lease Finance Corp.
notes 4 3/4s, 2012	80,000	77,784
iStar Financial, Inc. sr. unsecd.
notes 5 7/8s, 2016 (R)	225,000	223,011
JP Morgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	125,000	135,209
JP Morgan Chase Capital XX jr.
sub. Ser. T, 6.55s, 2036	280,000	289,640
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	20,000	20,256
Liberty Mutual Insurance 144A
notes 7.697s, 2097	300,000	307,000
Lincoln National Corp. FRB 7s, 2066	170,000	180,181
Loews Corp. notes 5 1/4s, 2016	70,000	68,202
MetLife, Inc. jr. sub. FRN 6.4s, 2036	200,000	200,921
MetLife, Inc. notes 5.7s, 2035	105,000	102,610
Mizuho Financial Group Cayman,
Ltd. bank guaranty 8 3/8s, 2049
(Cayman Islands)	100,000	105,520
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	50,000	49,592
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	90,000	91,955
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	60,000	73,553
NB Capital Trust IV company
guaranty 8 1/4s, 2027	395,000	412,279
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	70,000	68,528
Nuveen Investments, Inc.
sr. notes 5s, 2010	70,000	68,864
OneAmerica Financial
Partners, Inc. 144A bonds 7s, 2033	165,000	170,681
PNC Bank NA notes 4 7/8s, 2017	140,000	132,620
ProLogis Trust sr. notes 5 3/4s,
2016 (R)	125,000	125,763
Prudential Holdings LLC 144A
bonds 8.695s, 2023	210,000	256,778
RBS Capital Trust IV company
guaranty FRN 6.164s, 2049	170,000	171,619
Realogy Corp. 144A notes 6.15s,
2011 (R)	10,000	10,219
Realogy Corp. 144A
sr. notes 6 1/2s, 2016 (R)	35,000	35,835
Rouse Co LP/TRC Co-Issuer Inc.
sr. notes 6 3/4s, 2013	95,000	95,404
Rouse Co. (The) notes 7.2s,
2012 (R)	85,000	87,360
Royal Bank of Scotland Group PLC
FRB 7.648s, 2049 (United Kingdom)	50,000	58,704

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Financial continued
Safeco Capital Trust I company
guaranty 8.072s, 2037	$190,000	$198,858
Simon Property Group LP
unsub. bonds 5 3/4s, 2015 (R)	100,000	101,455
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	100,000	97,852
St. Paul Travelers Cos., Inc.
(The) sr. unsecd. notes 5 1/2s,
2015	10,000	9,961
Sun Life Canada Capital Trust 144A
company guaranty 8.526s, 2049	245,000	257,327
Swiss Re Capital I LP 144A company
guaranty FRN 6.854s, 2049	120,000	126,317
UBS AG/Jersey Branch FRN 8.365s,
2008 (Jersey)	310,000	318,138
UBS Preferred Funding Trust I
company guaranty 8.622s, 2049	160,000	176,743
Washington Mutual Bank/Henderson
NV sub. notes Ser. BKNT, 5.95s, 2013	250,000	254,114
Westfield Group sr. notes 5.7s,
2016 (Australia)	115,000	115,432
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049 (Australia)	140,000	138,825
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	95,000	94,724
		11,054,184

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008	85,000	85,238
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	40,000	41,200
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	80,000	82,600
WellPoint, Inc. notes 5s, 2014	70,000	67,771
WellPoint, Inc. unsecd. notes 5 1/4s, 2016	85,000	83,324
Wyeth notes 5 1/2s, 2014	335,000	336,719
		696,852

Technology (0.1%)
Arrow Electronics, Inc.
debs. 7 1/2s, 2027	$105,000	$114,063
Avnet, Inc. notes 6s, 2015	105,000	103,530
Computer Associates
International, Inc. 144A
sr. notes 5 5/8s, 2014	130,000	121,460
Xerox Corp. sr. notes 6.4s, 2016	145,000	148,081
		487,134

Transportation (0.1%)
American Airlines, Inc.
pass-through certificates
Ser. 01-2, 7.858s, 2011	75,000	81,938
Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	3,573	3,734

Putnam VT George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Transportation continued
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	$81,648	$84,914
Continental Airlines, Inc.
pass-through certificates
Ser. 98-3, 6.32s, 2008	180,000	182,250
Ryder System, Inc. notes Ser. MTN,
5.95s, 2011	65,000	65,733
Ryder System, Inc. notes Ser. MTN,
5.85s, 2016	70,000	68,698
		487,267

Utilities & Power (0.9%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	135,000	133,686
Appalachian Power Co.
sr. notes 5.8s, 2035	55,000	51,954
Arizona Public Services Co.
notes 6 1/2s, 2012	140,000	144,627
Atmos Energy Corp. notes 4.95s, 2014	155,000	146,294
Beaver Valley II Funding debs. 9s, 2017	215,000	241,443
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	240,000	237,947
CenterPoint Energy Houston
Electric, LLC general ref. mtge.
Ser. M2, 5 3/4s, 2014	25,000	25,060
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	140,000	150,884
Cleveland Electric
Illuminating Co. (The) sr. unsec
5.95s, 2036	200,000	190,743
Cleveland Electric
Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	70,000	81,832
Commonwealth Edison Co. 1st mtge.
Ser. 104, 5.95s, 2016 (S)	80,000	80,881
Consolidated Natural Gas Co.
sr. notes 5s, 2014	70,000	67,308
Consumers Energy Co. 1st mtge. 5s, 2012	165,000	160,971
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	55,000	54,468
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	105,000	103,215
Dominion Resources, Inc. jr. sub.
notes FRN 6.3s, 2066	405,000	406,855
Duke Energy Field Services, LLC
144A bonds 6.45s, 2036	145,000	148,983
Duke Energy Field Services, LLC
144A notes 5 3/8s, 2015	35,000	33,780
Enbridge Energy Partners LP
sr. unsec 5 7/8s, 2016	100,000	99,011
Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	135,000	127,826
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	60,000	61,609

CORPORATE BONDS AND NOTES (4.7%)* continued

	Principal amount	Value

Utilities & Power continued
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	$70,000	$72,625
ITC Holdings Corp. 144A
notes 5 7/8s, 2016	145,000	143,894
Kansas Gas & Electric
bonds 5.647s, 2021	55,000	53,406
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	95,000	95,563
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	335,000	337,698
National Fuel Gas Co.
notes 5 1/4s, 2013	55,000	53,792
Nevada Power Co. 2nd mtge. 9s, 2013	49,000	52,917
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	95,000	94,560
Northwestern Corp. sec.
notes 5 7/8s, 2014	145,000	142,468
Oncor Electric Delivery Co.
debs. 7s, 2022	190,000	204,375
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	20,000	22,541
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013	110,000	109,942
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	145,000	145,307
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012 (S)	120,257	120,915
PPL Energy Supply LLC
bonds Ser. A, 5.7s, 2015	90,000	88,421
Progress Energy, Inc. sr. unsecd.
notes 5 5/8s, 2016	135,000	134,686
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	60,000	62,077
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	60,000	59,031
Southern California Edison Co.
notes 6.65s, 2029	170,000	183,122
Southern California Edison Co.
06-E 1st mtge. 5.55s, 2037	130,000	124,246
Southern Union Co. jr. sub. FRN
7.2s, 2066	140,000	138,006
Teco Energy, Inc. notes 7.2s, 2011	150,000	159,000
TransAlta Corp. notes 5 3/4s,
2013 (Canada)	95,000	94,685
Westar Energy, Inc. 1st mtge.
5.15s, 2017	15,000	14,249
Westar Energy, Inc. 1st mtge.
5.1s, 2020	110,000	102,282
		5,559,185

Total corporate bonds and notes
(cost $28,653,827)		$28,727,285

Putnam VT George Putnam Fund of Boston

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $598,000)

		Principal amount		Value

Ford Motor Co. cv. sr. notes
4 1/4s, 2036		$598,000		$639,113

CONVERTIBLE PREFERRED STOCKS (0.1%)* (cost $744,589)

			Shares	Value

Huntsman Corp. $2.50 cv. pfd.			15,200	$632,700

PURCHASED OPTIONS OUTSTANDING (—%)*

		Expiration date/	Contract
		strike price	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.28%
versus the three month
USD-LIBOR-BBA maturing
on March 8, 2017.		Mar-07/5.28	$11,932,000	$157,498
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 5.28%
versus the three month
USD-LIBOR-BBA maturing
on March 8, 2017.		Mar-07/5.28	11,932,000	66,638

Total purchased options outstanding (cost $585,264)				$224,136

MUNICIPAL BONDS AND NOTES (—%)* (cost $139,985)

			Principal
		Rating**	amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34		Baa3	$140,000	$146,331

WARRANTS (—%)* † (cost $45,008)

	Expiration	Strike
	date	price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	3,993	$71,555

SHORT-TERM INVESTMENTS (9.5%)*

Principal amount/shares				Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)		$31,024,812		$30,976,009
Putnam Prime Money Market Fund (e)		26,684,794		26,684,794

Total short-term investments (cost $57,660,803)				$57,660,803

Total investments (cost $597,304,841)			$659,244,802

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06

		Aggregate	Delivery	Unrealized
Value		face value	date	depreciation

Euro	$243,658	$246,479	3/22/07	$(2,821)

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Euro-Dollar
90-day (Short)	311	$73,901,375	Dec-07	$152,854
Euro-Dollar
90-day (Long)	291	68,879,700	Mar-07	(122,129)
U.S. Treasury Note
10 yr (Long)	617	66,308,219	Mar-07	(696,426)
U.S. Treasury Note
2 yr (Short)	157	32,032,906	Mar-07	120,377
S&P 500 Index E-Mini
(Long)	104	7,428,200	Mar-07	8,372
U.S. Treasury Note
5 yr (Short)	61	6,408,813	Mar-07	34,354
Euro-Dollar 90-day (Long)	24	5,694,900	Sep-07	(3,365)
Euro-Dollar 90-day (Long)	23	5,449,275	Jun-07	(4,963)
U.S. Treasury Long
Bond 20 yr (Short)	29	3,231,688	Mar-07	67,602

Total				$(443,324)

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $1,261,482)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 4.55%
versus the three month
USD-LIBOR-BBA maturing
on July 5, 2017.		$12,220,000	Jul-05/4.55	$26,565
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
4.55% versus the three
month USD-LIBOR-BBA
maturing on July 5, 2017.		12,220,000	Jul-05/4.55	606,504
Option on an interest rate
swap with Lehman Brothers
International for the
obligation to pay a fixed rate
of 5.225% versus the three
month USD-LIBOR-BBA
maturing March 5, 2018.		4,567,000	Mar-08/5.225	112,010
Option on an interest rate
swap with Lehman Brothers
International for the
obligation to receive a fixed
rate of 5.225% versus the
three month USD-LIBOR-
BBA maturing March 5, 2018.		4,567,000	Mar-08/5.225	100,337

Total				$845,416

Putnam VT George Putnam Fund of Boston

TBA SALE COMMITMENTS OUTSTANDING at 12/31/06

(proceeds receivable $99,563)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, January 1, 2037	$100,000	1/11/07	$98,836

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$5,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$(165,518)

482,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	1,161

7,400,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	121,006

500,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	26,119

410,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	19,734

990,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	46,569

2,740,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	112,586

13,300,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	210,653

14,400,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(292,847)

13,480,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	426,764

3,900,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	140,122

4,247,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	17,688

Citibank, N.A.
12,130,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(276,867)

570,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(8,229)

Credit Suisse First Boston International
1,590,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(55,533)

10,700,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	348,738

Credit Suisse International
711,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(5,270)

536,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	8,152

Goldman Sachs International
618,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(18,036)

1,720,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(20,573)

2,392,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	(20,590)

4,531,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(56,119)

20,449,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	46,280

4,715,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(27,201)

20,959,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	21,046

434,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(4,618)

1,750,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	15,604

5,434,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(57,372)

JPMorgan Chase Bank, N.A.
6,700,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	122,564

12,000,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(467,234)

11,300,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	452,085

20,400,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	330,471

1,659,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(39,943)

8,280,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(484,201)

590,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	30,938

2,380,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	100,545

435,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	4,237

4,702,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(24,232)

20,905,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	18,992

Putnam VT George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$9,880,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	$30,414

7,100,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	38,477

12,000,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(140,539)

2,050,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	16,818

6,366,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(68,109)

497,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(10,742)

20,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	90,056

14,320,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(373,030)

Lehman Brothers International (Europe)
2,523,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(27,045)

6,276,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(2,493)

2,523,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	27,536

6,276,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	3,117

29,597,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(1,286,516)

9,007,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(248,091)

12,020,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	93,661

Lehman Brothers Special Financing, Inc.
16,520,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(140,794)

17,860,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(437,494)

23,574,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	386,188

Total				$(1,450,915)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bear Stearns Bank plc
$9,800,000		6/1/07	41.2 bp plus	The spread	$21,825
			change in spread	return of Lehman
			of Lehman	Brothers Aaa
			Brothers Aaa	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
multiplied by
the modified
duration factor

Citibank, N.A.
3,400,000		5/1/07	10 bp plus	The spread	638
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Putnam VT George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$519,000		9/15/11	678 bp (1 month	Ford Credit Auto	$(778)
			USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

1,720,000		5/1/07	15 bp plus	The spread	3,108
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

JPMorgan Chase Bank, N.A.
3,430,000		5/1/07	10 bp plus	The spread	641
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Total					$25,434

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	$—	$105,000	9/20/11	(111 bp)	$(1,218)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	40,000	6/20/11	(101 bp)	(366)

Waste Management,
7.375%, 8/1/10	—	160,000	9/20/12	64 bp	1,555

Deutsche Bank AG
DJ CDX NA IG Series 7	—	481,000	12/20/13	(50 bp)	(1,335)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	481,000	12/20/13	55 bp	5,753

France Telecom, 7.25%,
1/28/13	—	250,000	6/20/16	70 bp	2,923

Goldman Sachs Capital Markets, L.P.
Noble Energy, Inc., 8%,
4/1/27	—	160,000	6/20/13	60 bp	(684)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	1,087,000	(a)	2.461%	96,170

DJ CDX NA IG Series 6
Index	355	828,000	6/20/13	(50 bp)	(3,141)

DJ CDX NA IG Series 6
Index 7-10% tranche	—	828,000	6/20/13	55 bp	7,579

DJ CDX NA IG Series 7
Index	(2,780)	24,300,000	12/20/11	(40 bp)	(72,602)

Putnam VT George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA IG Series 7
Index	—	$802,000	12/20/13	(50 bp)	$(2,227)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	802,000	12/20/13	56 bp	6,374

JPMorgan Chase Bank, N.A.
Computer Associates, 5
5/8%,2014	—	130,000	12/20/13	(134 bp)	1,919

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7
Index	459	774,000	12/20/13	(50 bp)	(1,690)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	774,000	12/20/13	54.37 bp	5,403

Hilton Hotels, 7 5/8%,
12/1/12	—	205,000	6/20/13	94 bp	(5,015)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	495	833,000	12/20/13	(50 bp)	(1,818)

DJ CDX NA IG Series 7
	—	833,000	12/20/13	53 bp	5,137

Total					$42,717
* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

See page 251 for Notes to the Portfolios.

Putnam VT Global Asset Allocation Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (71.1%)*

	Shares	Value

Banking (6.5%)
Allied Irish Banks PLC (Ireland)	13,217	$394,403
Australia & New Zealand Banking
Group, Ltd. (Australia)	17,370	385,462
Bank of America Corp.	33,195	1,772,281
Bank of Fukuoka, Ltd. (The) (Japan)	41,000	299,373
Bank of Hawaii Corp.	3,600	194,220
Bank of Ireland (Ireland)	5,373	123,769
Bankunited Financial Corp. Class A (S)	4,400	123,024
Barclays PLC (United Kingdom)	94,083	1,339,932
Bayerische Hypo-Und Vereinsbank AG
(Germany)	4,000	173,314
BNP Paribas SA (France)	12,186	1,323,200
Center Financial Corp.	4,100	98,277
Chiba Bank, Ltd. (The) (Japan)	33,000	279,257
Citizens Banking Corp. (S)	8,300	219,950
City Holding Co.	3,950	161,516
Commerzbank AG (Germany)	9,940	375,790
Corus Bankshares, Inc. (S)	26,300	606,741
DBS Group Holdings, Ltd. (Singapore)	27,000	397,936
Depfa Bank PLC (Ireland)	14,747	264,613
Downey Financial Corp.	3,700	268,546
First Regional Bancorp †	2,200	74,998
FirstFed Financial Corp. †	6,940	464,772
Frontier Financial Corp. (S)	5,700	166,611
HBOS PLC (United Kingdom)	50,700	1,121,852
Intervest Bancshares Corp. †	6,700	230,547
ITLA Capital Corp.	1,700	98,447
KBC Groupe SA (Belgium)	7,682	940,021
KeyCorp	9,700	368,891
Mizuho Financial Group, Inc. (Japan)	77	550,654
Nara Bancorp, Inc.	9,000	188,280
Nordea AB (Sweden)	125,500	1,929,718
Pacific Capital Bancorp.	3,300	110,814
Park National Corp.	700	69,300
PFF Bancorp, Inc.	2,500	86,275
PNC Financial Services Group	6,400	473,856
Republic Bancorp, Inc.	9,201	123,845
Royal Bank of Scotland Group PLC
(United Kingdom)	20,681	803,916
Societe Generale (France)	11,200	1,894,315
Southwest Bancorp, Inc.	4,200	117,012
Sterling Financial Corp.	5,200	175,812
Sumitomo Mitsui Financial
Group, Inc. (Japan)	29	295,789
Taylor Capital Group, Inc.	3,000	109,830
Trustmark Corp.	6,100	199,531
U.S. Bancorp (S)	28,268	1,023,019
UnionBanCal Corp.	14,790	905,888
Vineyard National Bancorp	4,000	92,080
W Holding Co., Inc. (Puerto Rico) (S)	21,200	126,352

COMMON STOCKS (71.1%)* continued

	Shares	Value

Banking continued
Wachovia Corp.	21,321	$1,214,231
Washington Mutual, Inc.	16,700	759,683
Wells Fargo & Co.	46,890	1,667,408
West Coast Bancorp	2,200	76,208
Westpac Banking Corp. (Australia)	45,163	861,402
		26,122,961

Basic Materials (3.8%)
AK Steel Holding Corp. †	15,000	253,500
Balfour Beatty PLC (United Kingdom)	20,006	172,855
BASF AG (Germany)	4,921	480,345
BlueScope Steel, Ltd. (Australia)	19,024	129,159
Builders FirstSource, Inc. †	5,100	90,933
Carpenter Technology Corp.	4,650	476,718
Chaparral Steel Co.	5,900	261,193
Clariant AG (Switzerland) †	18,399	274,567
Cleveland-Cliffs, Inc.	3,000	145,320
Dow Chemical Co. (The)	12,900	515,226
Eagle Materials, Inc.	5,450	235,604
Fletcher Building, Ltd. (New Zealand)	146,469	1,143,284
FMC Corp.	4,500	344,475
Granite Construction, Inc.	6,200	311,984
Grief, Inc. Class A	3,500	414,400
H.B. Fuller Co.	23,300	601,606
Hecla Mining Co. †	14,500	111,070
Imperial Chemical Industries PLC
(United Kingdom)	12,185	107,801
Italcementi SpA (Italy) (S)	5,250	147,741
James Hardie Industries NV
(Netherlands)	13,248	99,857
JFE Holdings, Inc. (Japan)	4,000	204,994
Kobe Steel, Ltd. (Japan)	173,000	593,896
Koninklijke DSM NV (Netherlands)	4,997	246,618
Koppers Holdings, Inc.	7,400	192,918
Linde AG (Germany)	1,664	172,036
Mittal Steel Co. NV (Netherlands)	28,795	1,208,674
Monsanto Co.	5,000	262,650
Nucor Corp.	13,300	726,978
Oregon Steel Mills, Inc. †	2,600	162,266
PAN American Silver Corp. (Canada) †	5,300	133,401
Phelps Dodge Corp.	4,700	562,684
Pioneer Cos., Inc. †	3,100	88,846
PPG Industries, Inc.	8,311	533,649
PW Eagle, Inc. (S)	7,800	269,100
Quanex Corp.	4,300	148,737
Rautaruukki OYJ (Finland)	8,350	330,653
Rayonier, Inc.	15,200	623,960
Rinker Group, Ltd. (Australia)	23,512	334,552
Shin-Etsu Chemical Co. (Japan)	3,800	252,931
Silgan Holdings, Inc.	4,600	202,032

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Basic Materials continued
Skanska AB Class B (Sweden)	18,200	$357,012
Southern Copper Corp. (S)	6,000	323,340
Steel Dynamics, Inc.	2,400	77,880
Steel Technologies, Inc.	3,900	68,445
Sterling Chemicals, Inc. †	34	434
Universal Forest Products, Inc.	1,200	55,944
Voest-Alpine AG (Austria)	14,760	832,906
		15,285,174

Capital Goods (5.3%)
ABB, Ltd. (Switzerland)	5,850	104,834
Actividades de Construccion y
Servicios SA (Spain)	11,749	661,065
AEP Industries, Inc. †	3,000	159,930
AGCO Corp. † (S)	5,000	154,700
American Science &
Engineering, Inc. † (S)	2,400	142,824
Andritz AG (Austria)	3,874	839,863
Applied Industrial
Technologies, Inc.	11,400	299,934
Autoliv, Inc. (Sweden)	5,700	343,710
BAE Systems PLC (United Kingdom)	29,391	243,800
Boeing Co. (The)	15,900	1,412,556
Bouygues SA (France)	4,979	319,404
Canon, Inc. (Japan)	13,800	781,436
Cascade Corp.	2,600	137,540
Clean Harbors, Inc. †	3,200	154,912
Cookson Group PLC (United Kingdom)	18,959	233,128
Cummins, Inc. (S)	8,300	980,894
Daito Trust Construction Co., Ltd.
(Japan)	2,500	114,358
Eaton Corp.	1,700	127,738
Emerson Electric Co.	16,200	714,258
EnPro Industries, Inc. †	2,900	96,309
European Aeronautic Defense and
Space Co. (Netherlands)	4,918	169,216
Flow International Corp. † (S)	15,300	168,606
Franklin Electric Co., Inc.	1,900	97,641
Freightcar America, Inc.	5,900	327,155
Fujikura, Ltd. (Japan)	9,000	79,320
Global Imaging Systems, Inc. †	3,800	83,410
Heico Corp.	3,100	120,373
Herman Miller, Inc.	15,000	545,400
II-VI, Inc. †	3,300	92,202
Illinois Tool Works, Inc.	9,400	434,186
Imation Corp.	2,800	130,004
IMI PLC (United Kingdom)	18,759	184,868
Insteel Industries, Inc.	5,900	104,961
John H. Harland Co.	6,000	301,200
Lancaster Colony Corp.	2,400	106,344
Leighton Holdings, Ltd. (Australia)	15,053	240,604

COMMON STOCKS (71.1%)* continued

	Shares	Value

Capital Goods continued
Lockheed Martin Corp.	13,100	$1,206,117
MAN AG (Germany)	3,133	283,996
Manitowoc Co., Inc. (The)	2,600	154,518
Moog, Inc. †	8,750	334,163
Mueller Industries, Inc.	2,750	87,175
NACCO Industries, Inc. Class A	700	95,620
Nordson Corp.	5,300	264,099
Orbital Sciences Corp. †	6,000	110,640
Parker-Hannifin Corp.	8,200	630,416
Raytheon Co.	3,300	174,240
Rieter Holding AG (Switzerland)	3,534	1,847,541
Rockwell Automation, Inc.	2,465	150,562
Rofin-Sinar Technologies, Inc. †	3,900	235,794
Siemens AG (Germany)	23	2,293
Teledyne Technologies, Inc. †	4,000	160,520
Terex Corp. †	13,900	897,662
Thomas & Betts Corp. †	10,600	501,168
Timken Co.	4,200	122,556
United Industrial Corp.	7,400	375,550
United Stationers, Inc. †	3,700	172,753
United Technologies Corp.	3,800	237,576
URS Corp. †	1,650	70,703
USEC, Inc. †	18,600	236,592
Valmont Industries, Inc.	3,400	188,666
Vinci SA (France)	4,645	591,583
Volvo AB Class A (Sweden)	4,800	340,100
Wabtec Corp.	3,600	109,368
Wartsila OYJ Class B (Finland)	5,300	285,308
WESCO International, Inc. †	2,900	170,549
		21,246,511

Communication Services (2.8%)
AT&T, Inc. #	31,585	1,129,164
Belgacom SA (Belgium)	3,615	158,830
BellSouth Corp.	16,404	772,792
Brightpoint, Inc. †	7,560	101,682
C-COR.net Corp. †	12,700	141,478
Commonwealth Telephone
Enterprises, Inc.	3,600	150,696
CT Communications, Inc. (S)	13,500	309,420
Deutsche Telekom AG (Germany)	6,804	124,662
Deutsche Telekom AG ADR (Germany)	11,343	206,443
DirecTV Group, Inc. (The) †	17,600	438,944
Earthlink, Inc. †	15,031	106,720
Echostar Communications Corp. Class A †	6,300	239,589
Embarq Corp.	3,198	168,087
France Telecom SA (France)	8,442	232,409
Golden Telecom, Inc. (Russia)	3,300	154,572
InterDigital Communications Corp. †	16,200	543,510
j2 Global Communications, Inc. † (S)	8,200	223,450

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Communication Services continued
Koninklijke (Royal) KPN NV (Netherlands)	28,583	$405,071
Liberty Global, Inc. Class A †	11,100	323,565
Lightbridge, Inc. †	7,400	100,196
Nice Systems, Ltd. ADR (Israel) †	3,300	101,574
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	115	568,192
NTT DoCoMo, Inc. (Japan)	122	192,917
Premiere Global Services, Inc. †	31,200	294,528
SAVVIS, Inc. †	3,900	139,269
Sprint Nextel Corp.	57,260	1,081,641
Syniverse Holdings, Inc. †	6,700	100,433
Telecom Italia SpA (Italy)	24	72
Telefonica SA (Spain)	13,734	291,355
Telekom Austria AG (Austria)	3,127	83,674
USA Mobility, Inc.	8,930	199,764
Verizon Communications, Inc.	40,773	1,518,387
Vodafone Group PLC (United Kingdom)	185,286	511,216
Windstream Corp.	11,900	169,218
		11,283,520

Conglomerates (1.0%)
3M Co.	9,855	768,000
AMETEK, Inc.	2,400	76,416
Ansell, Ltd. (Australia)	23,530	209,207
General Electric Co.	25,945	965,413
Honeywell International, Inc.	4,000	180,960
Itochu Corp. (Japan)	62,000	509,861
Swire Pacific, Ltd. (Hong Kong)	56,500	604,909
Vivendi SA (France)	15,741	612,891
		3,927,657

Consumer Cyclicals (8.1%)
Adidas-Salomon AG (Germany)	2,400	119,774
Advance America Cash Advance Centers, Inc.	5,600	82,040
Aegis Group PLC (United Kingdom)	74,544	203,048
Aeropostale, Inc. †	5,400	166,698
Aisin Seiki Co., Ltd. (Japan)	8,000	268,656
American Eagle Outfitters, Inc.	19,200	599,232
American Woodmark Corp. (S)	5,500	230,175
AnnTaylor Stores Corp. †	3,700	121,508
aQuantive, Inc. † (S)	3,800	93,708
Assa Abloy AB Class B (Sweden)	200	4,341
Autobacs Seven Co., Ltd. (Japan)	2,700	98,753
Avatar Holdings, Inc. †	1,300	105,105
Berkeley Group Holdings PLC
(United Kingdom) †	22,021	733,178
BJ’s Wholesale Club, Inc. †	3,700	115,107
British Sky Broadcasting PLC (United Kingdom)	24,427	249,635
Brown Shoe Co., Inc.	3,100	147,994
Buckle, Inc. (The)	4,500	228,825
Burberry Group PLC (United Kingdom)	13,836	173,934

COMMON STOCKS (71.1%)* continued

	Shares	Value

Consumer Cyclicals continued
Cato Corp. (The) Class A	5,075	$116,268
Charlotte Russe Holding, Inc. †	9,700	298,275
Citadel Broadcasting Corp.	10,400	103,584
Claire’s Stores, Inc.	3,800	125,932
Consolidated Graphics, Inc. †	4,150	245,141
Continental AG (Germany)	3,838	446,591
CTC Media, Inc. (Russia) †	7,000	168,070
Cumulus Media, Inc. Class A † (S)	8,800	91,432
Daily Mail and General Trust
Class A (United Kingdom)	15,622	218,312
Davis Service Group PLC (United Kingdom)	18,444	181,397
Deckers Outdoor Corp. †	7,500	449,625
Dillards, Inc. Class A	2,700	94,419
Dollar Tree Stores, Inc. †	11,700	352,170
Dress Barn, Inc. †	15,900	370,947
DSW, Inc. Class A † (S)	4,600	177,422
Dun & Bradstreet Corp. (The) †	3,100	256,649
EMAP PLC (United Kingdom)	10,132	159,586
Experian Group, Ltd. (Ireland)	15,060	176,452
Fiat SpA (Italy) †	32,183	611,925
First Choice Holidays PLC (United Kingdom)	38,703	215,808
General Motors Corp.	15,000	460,800
Genesco, Inc. †	4,000	149,200
Genlyte Group, Inc. (The) †	4,400	343,684
Group 1 Automotive, Inc.	1,800	93,096
Gymboree Corp. (The) † (S)	6,200	236,592
Hasbro, Inc.	7,600	207,100
Home Depot, Inc. (The)	3,100	124,496
Home Retail Group (United Kingdom)	15,060	120,602
Honda Motor Co., Ltd. (Japan)	5,200	205,679
ICT Group, Inc. †	3,500	110,565
Idearc, Inc. † (S)	2,038	58,389
Industria de Diseno Textil
(Inditex) SA (Spain)	8,411	451,812
inVentiv Health, Inc. †	4,800	169,680
Jakks Pacific, Inc. † (S)	11,900	259,896
K-Swiss, Inc. Class A	3,300	101,442
Kellwood Co. (S)	6,000	195,120
Kimball International, Inc. Class B	3,400	82,620
Kuoni Reisen Holding AG (Switzerland) †	700	373,527
Laidlaw International, Inc.	14,200	432,106
Lamson & Sessions Co. (The) † (S)	4,000	97,040
Landauer, Inc.	2,200	115,434
Live Nation, Inc. †	5,500	123,200
Lodgenet Entertainment Corp. †	4,000	100,120
Lowe’s Cos., Inc.	14,900	464,135
Macrovision Corp. † (S)	12,100	341,946
Maidenform Brands, Inc. †	9,800	177,576
Manpower, Inc.	2,200	164,846

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Consumer Cyclicals continued
Marks & Spencer Group PLC
(United Kingdom)	39,626	$555,020
Marvel Entertainment, Inc. † (S)	5,000	134,550
Matsushita Electric
Industrial Co., Ltd. (Japan)	26,000	522,819
Mattel, Inc.	12,900	292,314
McGraw-Hill Cos., Inc. (The)	18,100	1,231,162
Mediaset SpA (Italy)	12,608	149,518
Men’s Wearhouse, Inc. (The)	4,190	160,309
Monarch Casino & Resort, Inc. †	5,200	124,176
Morningstar, Inc. †	3,200	144,160
Multimedia Games, Inc. † (S)	16,700	160,320
NCI Building Systems, Inc. †	2,900	150,075
Next PLC (United Kingdom)	10,519	369,736
NIKE, Inc. Class B	1,800	178,254
Nordstrom, Inc.	29,200	1,440,728
Office Depot, Inc. † (S)	8,600	328,262
Omnicom Group, Inc.	1,600	167,264
Owens Corning, Inc. †	1,494	44,671
Pantry, Inc. (The) †	10,800	505,872
Payless ShoeSource, Inc. †	15,500	508,710
Perry Ellis International, Inc. †	3,000	123,000
Phillips-Van Heusen Corp.	12,600	632,142
Plexus Corp. †	3,600	85,968
Polo Ralph Lauren Corp.	2,600	201,916
Puma AG Rudolf Dassier Sport (Germany)	314	122,615
Rent-A-Center, Inc. †	6,500	191,815
S.A. D’Ieteren NV (Belgium)	439	155,849
SC2 Corp. †	2,300	101,200
Scholastic Corp. †	3,300	118,272
Select Comfort Corp. † (S)	5,950	103,471
Sherwin-Williams Co. (The)	9,900	629,442
Skechers U.S.A., Inc. Class A †	8,600	286,466
Snap-On, Inc.	2,200	104,808
Societe Television Francaise I (France)	4,485	166,279
Sony Corp. (Japan)	9,100	390,042
Sotheby’s Holdings, Inc. Class A (S)	2,900	89,958
Standard Parking Corp. †	3,500	134,435
Steven Madden, Ltd.	8,900	312,301
Tech Data Corp. †	2,800	106,036
Tempur-Pedic International, Inc. † (S)	10,300	210,738
Tenneco Automotive, Inc. †	6,600	163,152
TJX Cos., Inc. (The)	5,400	154,008
Tomkins PLC (United Kingdom)	31,923	152,478
Toro Co. (The)	6,100	284,443
Toyota Motor Corp. (Japan)	2,100	137,720
True Religion Apparel, Inc. † (S)	4,500	68,895
Tupperware Brands Corp.	6,300	142,443
Tween Brands, Inc. †	4,900	195,657
United Business Media PLC (United Kingdom)	8,261	111,389

COMMON STOCKS (71.1%)* continued

	Shares	Value

Consumer Cyclicals continued
Volkswagon AG (Germany)	7,056	$799,833
Volt Information Sciences, Inc. †	5,700	286,197
Wal-Mart Stores, Inc.	17,825	823,159
Walt Disney Co. (The)	19,108	654,831
Warner Music Group Corp.	18,700	429,165
Watson Wyatt Worldwide, Inc. Class A (S)	3,900	176,085
Westwood One, Inc. (S)	22,200	156,732
Wiley (John) & Sons, Inc. Class A	4,400	169,268
William Hill PLC (United Kingdom)	65,925	813,871
Winnebago Industries, Inc.	5,600	184,296
Wolverine World Wide, Inc.	3,850	109,802
Yamaha Motor Co., Ltd. (Japan)	19,000	598,002
		32,408,518

Consumer Finance (0.5%)
Accredited Home Lenders Holding Co. † (S)	6,100	166,408
Asta Funding, Inc. (S)	10,500	319,620
Capital Trust, Inc. Class A (R)	2,000	99,880
CompuCredit Corp. † (S)	2,850	113,459
Countrywide Financial Corp.	15,684	665,786
Provident Financial PLC (United Kingdom)	14,656	200,641
World Acceptance Corp. †	6,550	307,523
		1,873,317

Consumer Staples (7.0%)
Aderans Co., Ltd. (Japan)	7,700	191,006
Administaff, Inc.	3,400	145,418
Alberto-Culver Co.	11,700	250,965
Altria Group, Inc.	23,254	1,995,658
Anheuser-Busch Cos., Inc.	4,800	236,160
Autogrill SpA (Italy)	18,552	340,135
Avon Products, Inc.	9,300	307,272
BAT Industries PLC (United Kingdom)	27,231	761,800
Blyth Industries, Inc. (S)	4,100	85,075
Brinker International, Inc.	7,800	235,248
CBRL Group, Inc.	7,100	317,796
CEC Entertainment, Inc. †	3,200	128,800
Chattem, Inc. †	3,200	160,256
CKE Restaurants, Inc.	14,800	272,320
Coca-Cola Co. (The)	4,300	207,475
Colgate-Palmolive Co.	4,600	300,104
Colruyt SA (Belgium)	765	163,339
Comcast Corp. Class A †	8,900	376,737
Costco Wholesale Corp.	4,300	227,341
Darden Restaurants, Inc.	12,100	486,057
Domino’s Pizza, Inc.	10,600	296,800
Estee Lauder Cos., Inc. (The) Class A	12,700	518,414
Flowers Foods, Inc. (S)	8,450	228,066
General Mills, Inc.	9,500	547,200
Heidrick & Struggles International, Inc. †	2,700	114,372
Heineken NV (Netherlands)	39,228	1,863,305

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Consumer Staples continued
Ihop Corp.	2,000	$105,400
Imperial Tobacco Group PLC (United Kingdom)	5,357	211,109
Inchcape PLC (United Kingdom)	79,590	784,286
Jack in the Box, Inc. †	7,050	430,332
Japan Tobacco, Inc. (Japan)	227	1,094,884
Kellogg Co.	7,400	370,444
Kimberly-Clark Corp.	4,200	285,390
Koninklijke Ahold NV (Netherlands) †	9,258	98,444
Korn/Ferry International †	7,800	179,088
Kroger Co.	18,400	424,488
Labor Ready, Inc. †	13,000	238,290
Loews Corp. - Carolina Group	2,200	142,384
Longs Drug Stores, Inc.	12,200	517,036
Marubeni Corp. (Japan)	36,000	181,982
McDonald’s Corp.	19,700	873,301
Meiji Dairies Corp. (Japan)	81,000	638,306
MGP Ingredients, Inc. (S)	3,600	81,396
Move, Inc. †	30,800	169,708
Nash Finch Co. (S)	12,500	341,250
Nutri/System, Inc. †	1,700	107,763
Papa John’s International, Inc. †	7,400	214,674
Pepsi Bottling Group, Inc. (The)	16,500	510,015
PepsiCo, Inc.	7,500	469,125
Prestige Brands Holdings, Inc. †	14,812	192,852
Procter & Gamble Co. (The)	7,340	471,742
Ralcorp Holdings, Inc. †	2,600	132,314
Reynolds American, Inc.	20,100	1,315,947
Robert Half International, Inc.	7,400	274,688
Ruby Tuesday, Inc.	6,800	186,592
Safeway, Inc.	18,300	632,448
Seaboard Corp.	65	114,725
Spartan Stores, Inc.	5,100	106,743
Starbucks Corp. †	6,600	233,772
Swedish Match AB (Sweden)	21,100	394,514
Time Warner, Inc.	91,590	1,994,830
Toyo Suisan Kaisha, Ltd. (Japan)	27,000	433,044
Unilever NV (Netherlands)	5,508	150,387
Universal Technical Institute, Inc. †	5,200	115,492
USANA Health Sciences, Inc. †	6,400	330,624
UST, Inc.	7,000	407,400
Vector Group, Ltd. (S)	5,500	97,625
Viacom, Inc. Class B †	2,300	94,369
Woolworths, Ltd. (Australia)	49,678	934,809
Yum! Brands, Inc.	4,880	286,944
		28,128,075

Energy (4.9%)
Alon USA Energy, Inc.	8,600	226,266
BP PLC (United Kingdom)	60,747	678,828
Chevron Corp.	26,224	1,928,251

COMMON STOCKS (71.1%)* continued

	Shares	Value

Energy continued
ConocoPhillips	14,125	$1,016,294
Core Laboratories NV (Netherlands) †	3,100	251,100
ENI SpA (Italy)	35,506	1,195,603
Exxon Mobil Corp. #	71,640	5,489,773
Frontier Oil Corp.	21,400	615,036
Harvest Natural Resources, Inc. †	12,100	128,623
Helmerich & Payne, Inc.	4,800	117,456
Holly Corp.	9,100	467,740
Houston Exploration Co. †	1,900	98,382
Input/Output, Inc. †	23,100	314,853
Lone Star Technologies, Inc. †	4,400	213,004
Lufkin Industries, Inc.	1,900	110,352
Marathon Oil Corp.	11,510	1,064,675
Matrix Service Co. † (S)	9,900	159,390
Norsk Hydro ASA (Norway)	17,650	542,737
Occidental Petroleum Corp.	7,800	380,874
Oil States International, Inc. †	2,300	74,129
Patterson-UTI Energy, Inc.	6,000	139,380
Questar Corp.	5,700	473,385
Repsol YPF SA (Spain)	7,171	247,394
Royal Dutch Shell PLC Class B (Netherlands)	37,070	1,308,709
Statoil ASA (Norway)	30,983	817,567
Sunoco, Inc.	14,860	926,670
Trico Marine Services, Inc. † (S)	5,400	206,874
Unit Corp. †	2,400	116,280
Vaalco Energy, Inc. †	14,800	99,900
Western Refining, Inc.	6,091	155,077
		19,564,602

Financial (3.5%)
Advanta Corp. Class B	1,600	69,808
Ameriprise Financial, Inc.	11,300	615,850
Assurant, Inc. (S)	3,600	198,900
CapitalSource, Inc. (S)	23,949	654,047
Citigroup, Inc. #	55,049	3,066,229
Contifinancial Corp. Liquidating Trust Units (F)	238,820	24
Credit Acceptance Corp. †	3,500	116,655
Deutsche Boerse AG (Germany)	561	103,370
Equity One, Inc. (R)	2,900	77,314
First American Corp.	3,400	138,312
Hitachi Capital Corp. (Japan)	61,400	1,172,304
Independent Bank Corp.	5,255	132,899
International Securities Exchange, Inc.	3,200	149,728
JPMorgan Chase & Co.	21,031	1,015,797
Lehman Brothers Holdings, Inc. (S)	14,800	1,156,176
Loews Corp.	2,000	82,940
London Stock Exchange Group PLC
(United Kingdom)	19,873	509,840
Man Group PLC (United Kingdom)	139,320	1,425,416
MGIC Investment Corp.	6,500	406,510

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Financial continued
Mitsubishi UFJ Financial Group, Inc. (Japan)	51	$634,442
Nationwide Financial
Services, Inc. Class A	4,000	216,800
New Century Financial Corp. (R) (S)	4,300	135,837
ORIX Corp. (Japan)	3,010	873,237
PMI Group, Inc. (The)	4,300	202,831
Radian Group, Inc. (S)	7,300	393,543
Sampo OYJ Class A (Finland)	7,400	197,330
Tower Australia Group, Ltd. (Australia) †	33,034	79,555
Tower, Ltd. (New Zealand) †	26,586	41,402
		13,867,096

Health Care (7.4%)
Abbott Laboratories #	4,966	241,894
Aetna, Inc. #	18,900	816,102
Albany Molecular Research, Inc. †	5,640	59,558
Alfresa Holdings Corp. (Japan)	2,000	120,907
Alpharma, Inc. Class A	7,300	175,930
AMERIGROUP Corp. †	5,700	204,573
Amgen, Inc. † (S)	13,900	949,509
AMN Healthcare Services, Inc. †	7,000	192,780
Applera Corp.- Applied Biosystems Group	26,700	979,623
Apria Healthcare Group, Inc. †	4,800	127,920
AstraZeneca PLC
(London Exchange) (United Kingdom)	21,979	1,179,178
Becton, Dickinson and Co.	19,100	1,339,865
Bio-Rad Laboratories, Inc. Class A †	2,700	222,804
Bristol-Myers Squibb Co.	7,385	194,373
Candela Corp. †	10,700	132,359
Celesio AG (Germany)	2,250	119,647
China Medical Technologies, Inc. ADR (China) †	4,800	129,936
CIGNA Corp.	2,186	287,612
Coventry Health Care, Inc. †	12,613	631,281
Dade Behring Holdings, Inc.	6,440	256,376
Digene Corp. †	3,100	148,552
Eli Lilly Co.	8,600	448,060
Enzon, Inc. †	4,500	38,295
Forest Laboratories, Inc. †	6,200	313,720
Genesis HealthCare Corp. †	4,550	214,897
Gilead Sciences, Inc. †	7,800	506,454
GlaxoSmithKline PLC (United Kingdom)	30,032	791,714
Haemonetics Corp. †	5,800	261,116
Healthspring, Inc. †	8,500	172,975
Hologic, Inc. †	1,900	89,832
Humana, Inc. †	14,400	796,464
IDEXX Laboratories, Inc. †	2,200	174,460
Illumina, Inc. †	3,000	117,930
Imclone Systems, Inc. † (S)	4,700	125,772
Intuitive Surgical, Inc. †	750	71,925
Johnson & Johnson #	26,637	1,758,575

COMMON STOCKS (71.1%)* continued

	Shares	Value

Health Care continued
Kaken Pharmaceutical Co., Ltd. (Japan)	25,000	$194,909
Kinetic Concepts, Inc. †	2,300	90,965
King Pharmaceuticals, Inc. †	29,400	468,048
Labopharm, Inc. (Canada) †	7,300	42,851
LCA-Vision, Inc. (S)	2,200	75,592
LifeCell Corp. †	5,400	130,356
Ligand Pharmaceuticals, Inc. Class B †	5,600	61,320
Luminex Corp. †	4,600	58,420
Magellan Health Services, Inc. †	9,200	397,624
Mayne Pharma, Ltd. (Australia)	52,765	169,646
McKesson Corp.	25,200	1,277,640
Mediceo Paltac Holdings Co., Ltd. (Japan)	7,900	149,744
Mentor Corp.	3,300	161,271
Merck & Co., Inc.	32,850	1,432,260
Millennium Pharmaceuticals, Inc. †	23,300	253,970
Molina Healthcare, Inc. †	5,200	169,052
Neurocrine Biosciences, Inc. † (S)	6,200	64,604
New River Pharmaceuticals, Inc. † (S)	1,400	76,594
Noven Pharmaceuticals, Inc. †	3,900	99,255
OraSure Technologies, Inc. †	11,000	90,860
Pain Therapeutics, Inc. † (S)	10,900	97,010
Palomar Medical Technologies, Inc. † (S)	2,600	131,742
Parexel International Corp. †	9,300	269,421
PerkinElmer, Inc.	6,400	142,272
Pfizer, Inc.	30,884	799,896
Quidel Corp. †	7,200	98,064
Regeneron Pharmaceuticals, Inc. †	4,700	94,329
Roche Holding AG (Switzerland)	5,566	995,793
Salix Pharmaceuticals, Ltd. †	9,754	118,706
Savient Pharmaceuticals, Inc. †	19,600	219,716
Schering AG (Germany)	1,900	253,558
Schering-Plough Corp.	50,900	1,203,276
Sciele Pharma, Inc. † (S)	12,000	288,000
Sierra Health Services, Inc. †	22,620	815,225
Symbion Health, Ltd. (Australia)	48,499	144,822
Taisho Pharmaceutical Co., Ltd. (Japan)	16,000	291,149
Techne Corp. †	2,500	138,625
United Therapeutics Corp. †	2,100	114,177
UnitedHealth Group, Inc.	18,108	972,943
Viropharma, Inc. †	7,700	112,728
Vital Images, Inc. †	3,200	111,360
Vital Signs, Inc.	1,550	77,376
Waters Corp. †	7,400	362,378
WellCare Health Plans, Inc. †	6,200	427,180
West Pharmaceutical Services, Inc.	2,800	143,444
Wyeth	20,100	1,023,492
Zoll Medical Corp. †	5,500	320,320
		29,624,951

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Insurance (3.0%)
Aegon NV (Netherlands)	12,536	$238,736
Allianz SE (Germany) †	3,394	693,652
American Financial Group, Inc.	15,600	560,196
American International Group, Inc.	11,000	788,260
American Physicians Capital, Inc. †	2,100	84,084
Argonaut Group, Inc. †	7,300	254,478
Chubb Corp. (The)	11,900	629,629
Commerce Group, Inc.	11,700	348,075
Corporacion Mapfre SA (Spain)	111,595	501,972
EMC Insurance Group, Inc.	2,100	71,652
Fremont General Corp.	23,600	382,556
ING Groep NV (Netherlands)	17,738	785,820
Landamerica Financial Group, Inc.	4,000	252,440
Muenchener Rueckversicherungs-Gesellschaft
AG (Germany)	951	164,109
Navigators Group, Inc. †	2,958	142,516
Ohio Casualty Corp.	9,300	277,233
Philadelphia Consolidated Holding Corp. †	11,700	521,352
QBE Insurance Group, Ltd. (Australia)	18,844	429,985
Safeco Corp. (S)	16,900	1,057,095
Safety Insurance Group, Inc.	4,900	248,479
SeaBright Insurance Holdings, Inc. †	7,900	142,279
Selective Insurance Group	3,400	194,786
Triad Guaranty, Inc. †	3,200	175,584
W.R. Berkley Corp.	33,035	1,140,038
Zenith National Insurance Corp.	16,910	793,248
Zurich Financial Services AG (Switzerland)	3,844	1,031,201
		11,909,455

Investment Banking/Brokerage (1.7%)
Affiliated Managers Group †	1,900	199,747
Calamos Asset Management, Inc. Class A	13,000	348,790
Challenger Financial Services
Group, Ltd. (Australia)	33,562	108,789
Deutsche Bank AG (Germany)	1,902	254,763
Goldman Sachs Group, Inc. (The)	8,700	1,734,345
Greenhill & Co., Inc.	1,900	140,220
Harris & Harris Group, Inc. † (S)	10,900	131,781
IndyMac Bancorp, Inc.	12,500	564,500
Investment Technology Group, Inc. †	4,100	175,808
Knight Capital Group, Inc. Class A †	7,600	145,692
Macquarie Bank, Ltd. (Australia)	2,680	166,358
MCG Capital Corp.	7,500	152,400
Merrill Lynch & Co., Inc.	6,100	567,910
Morgan Stanley	15,900	1,294,737
Raymond James Financial, Inc.	18,925	573,617
Schroders PLC (United Kingdom)	6,140	134,045
SWS Group, Inc.	4,900	174,930
		6,868,432

COMMON STOCKS (71.1%)* continued

	Shares	Value

Other (0.6%)
iShares Russell 2000 Growth Index Fund	3,100	$243,598
iShares Russell 1000 Growth Index Fund	40,500	2,228,715
		2,472,313

Real Estate (1.8%)
American Home Mortgage
Investment Corp. (R) (S)	12,500	439,000
Anthracite Capital, Inc. (R) (S)	16,600	211,318
AvalonBay Communities, Inc. (R)	1,400	182,070
Boston Properties, Inc. (R)	1,000	111,880
CB Richard Ellis Group, Inc. Class A †	50,600	1,679,920
CBL & Associates Properties (R)	2,400	104,040
DiamondRock Hospitality Co. (R)	6,100	109,861
Digital Realty Trust, Inc. (R)	5,500	188,265
Entertainment Properties Trust (R)	5,200	303,888
Home Properties of NY, Inc. (R)	4,800	284,496
Jones Lang LaSalle, Inc.	10,200	940,134
Lexington Corporate Properties Trust (R) (S)	4,800	107,616
LTC Properties, Inc. (R)	7,300	199,363
Medical Properties Trust, Inc. (R) (S)	12,100	185,130
Metrovacesa SA (Spain)	2,731	463,194
National Health Investors, Inc. (R)	4,200	138,600
Newcastle Investment Corp. (R)	4,900	153,468
Newkirk Realty Trust, Inc. (R)	6,500	117,260
NorthStar Realty Finance Corp. (R)	21,600	357,912
Omega Healthcare Investors, Inc. (R)	6,900	122,268
Post Properties, Inc. (R)	2,900	132,530
PS Business Parks, Inc. (R)	1,727	122,116
RAIT Investment Trust (R)	8,100	279,288
Redwood Trust, Inc. (R)	2,200	127,776
Saul Centers, Inc. (R)	2,100	115,899
Winthrop Realty Trust (R)	21,700	148,645
		7,325,937

Technology (8.6%)
Acme Packet, Inc. † (S)	10,000	206,400
Acxiom Corp.	4,000	102,600
Advanced Energy Industries, Inc. †	5,900	111,333
Advanced Micro Devices, Inc. † #	33,800	687,830
Advantest Corp. (Japan)	3,800	218,193
ALPS Electric Co., Ltd. (Japan)	21,200	230,150
Altiris, Inc. †	4,200	106,596
Anixter International, Inc. †	2,200	119,460
Ansoft Corp. †	10,602	294,736
ANSYS, Inc. †	4,000	173,960
Arris Group, Inc. †	16,300	203,913
Aspen Technology, Inc. †	7,400	81,548
Asyst Technologies, Inc. †	12,900	94,299
Atmel Corp. †	128,800	779,240
Automatic Data Processing, Inc.	11,900	586,075
Avocent Corp. †	4,700	159,095

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Technology continued
AVX Corp. #	20,400	$301,716
BEA Systems, Inc. †	34,900	439,042
Blackbaud, Inc.	7,500	195,000
Blue Coat Systems, Inc. †	5,000	119,750
BMC Software, Inc. †	8,500	273,700
Brocade Communications Systems, Inc. †	60,700	498,347
Cisco Systems, Inc. †	73,410	2,006,295
Citrix Systems, Inc. †	9,900	267,795
Coinstar, Inc. †	3,500	106,995
CommScope, Inc. † (S)	4,100	124,968
Convergys Corp. †	5,500	130,790
Covansys Corp. †	3,201	73,463
CSG Systems International, Inc. †	8,100	216,513
Dell, Inc. †	9,500	238,355
Diodes, Inc. †	2,800	99,344
Eagle Test Systems, Inc. †	8,200	119,556
eCollege.com, Inc. † (S)	6,800	106,420
Emulex Corp. †	5,300	103,403
F5 Networks, Inc. †	1,500	111,315
Factset Research Systems, Inc.	4,800	271,104
FEI Co. †	9,600	253,152
Fujitsu, Ltd. (Japan)	21,000	165,054
General Cable Corp. † (S)	8,400	367,164
Google, Inc. Class A †	300	138,144
Hewlett-Packard Co.	51,700	2,129,523
Hyperion Solutions Corp. †	4,300	154,542
IBM Corp.	21,550	2,093,583
Infineon Technologies AG (Germany) †	11,925	167,035
Infospace, Inc. †	6,400	131,264
Intel Corp. #	53,083	1,074,931
Intuit, Inc. †	15,300	466,803
Itron, Inc. † (S)	2,500	129,600
Komag, Inc. †	8,100	306,828
Lexmark International, Inc. Class A † (S)	2,200	161,040
Littelfuse, Inc. †	7,500	239,100
LSI Logic Corp. †	19,100	171,900
Manhattan Associates, Inc. †	9,700	291,776
Micrel, Inc. †	10,342	111,487
Microsoft Corp.	71,481	2,134,423
MicroStrategy, Inc. †	2,700	307,827
Mitsubishi Electric Corp. (Japan)	26,000	237,560
Motorola, Inc.	29,510	606,726
MTS Systems Corp.	7,470	288,491
National Semiconductor Corp. (S)	6,100	138,470
NEC Corp. (Japan)	10,000	47,933
NEC Electronics Corp. (Japan) †	2,400	70,060
NET One Systems Co., Ltd. (Japan)	67	88,137
Nokia OYJ (Finland)	50,748	1,031,747
NTT Data Corp. (Japan)	109	546,610

COMMON STOCKS (71.1%)* continued

	Shares	Value

Technology continued
Oce NV (Netherlands)	9,715	$158,713
Omnivision Technologies, Inc. †	7,900	107,835
Omron Corp. (Japan)	8,000	227,543
ON Semiconductor Corp. †	20,000	151,400
Oracle Corp. †	87,625	1,501,893
Packeteer, Inc. †	8,800	119,680
Park Electrochemical Corp.	2,200	56,430
Perot Systems Corp. Class A †	12,000	196,680
Polycom, Inc. †	9,900	306,009
Qualcomm, Inc.	10,750	406,243
RadiSys Corp. †	5,100	85,017
RealNetworks, Inc. †	40,000	437,600
Red Hat, Inc. † (S)	7,700	177,100
RF Micro Devices, Inc. † (S)	25,700	174,503
Silicon Image, Inc. †	16,600	211,152
Silicon Storage Technology, Inc. †	21,100	95,161
Smith Micro Software, Inc. † (S)	8,100	114,939
SonicWall, Inc. †	40,200	338,484
SPSS, Inc. †	6,300	189,441
Supertex, Inc. †	2,300	90,275
Sybase, Inc. †	21,900	540,930
Sykes Enterprises, Inc. †	15,300	269,892
SYNNEX Corp. †	4,600	100,924
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	55,424	223,463
Texas Instruments, Inc.	26,100	751,680
TheStreet.com, Inc.	14,200	126,380
Toshiba Corp. (Japan)	75,000	488,797
Transaction Systems Architects, Inc. †	3,600	117,252
Trident Microsystems, Inc. †	2,700	49,086
Trizetto Group †	23,700	435,369
TTM Technologies, Inc. †	22,000	249,260
Tyler Technologies, Inc. †	7,700	108,262
Uniden (Japan)	8,000	54,734
United Online, Inc.	39,500	524,560
Varian Semiconductor Equipment †	2,300	104,696
Varian, Inc. †	5,800	259,782
VASCO Date Security International, Inc. †	13,300	157,605
Veeco Instruments, Inc. †	12,000	224,760
WebEx Communications, Inc. †	3,528	123,092
Websense, Inc. †	4,800	109,584
Xyratex, Ltd. (Bermuda) †	4,100	88,478
Zoran Corp. †	10,600	154,548
		34,419,441

Transportation (1.9%)
Alaska Air Group, Inc. †	3,200	126,400
Arkansas Best Corp.	2,500	90,000
Arriva PLC (United Kingdom)	15,156	225,315
British Airways PLC (United Kingdom) †	85,254	880,692

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.1%)* continued

	Shares	Value

Transportation continued
Burlington Northern Santa Fe Corp.	3,200	$236,192
Central Japan Railway Co. (Japan)	85	877,817
Deutsche Lufthansa AG (Germany)	38,920	1,069,321
EGL, Inc. †	5,200	154,856
ExpressJet Holdings, Inc. †	14,000	113,400
FedEx Corp.	3,000	325,860
HUB Group, Inc. Class A †	7,400	203,870
National Express Group PLC (United Kingdom)	10,284	225,884
Neptune Orient Lines, Ltd. (Singapore)	105,000	143,132
Norfolk Southern Corp.	13,000	653,770
Orient Overseas International, Ltd. (Hong Kong)	33,000	209,461
Overseas Shipholding Group	4,700	264,610
Saia, Inc. †	6,100	141,581
Singapore Airlines, Ltd. (Singapore)	19,000	216,856
SkyWest, Inc.	3,200	81,632
Southwest Airlines Co.	81,100	1,242,452
		7,483,101

Utilities & Power (2.7%)
AES Corp. (The) † #	26,900	592,876
Allete, Inc.	4,100	190,814
American Electric Power Co., Inc.	12,800	545,024
Avista Corp.	3,300	83,523
Cleco Corp.	4,300	108,489
Dynegy, Inc. Class A †	1,650	11,946
E.On AG (Germany)	4,636	631,578
Edison International	12,955	589,193
Electric Power Development Co. (Japan)	13,900	612,568
Energen Corp.	19,600	920,024
Energias de Portugal (EDP) SA (Portugal)	42,341	214,520
FirstEnergy Corp.	4,800	289,440
MDU Resources Group, Inc.	9,700	248,708
National Fuel Gas Co.	9,200	354,568
National Grid PLC (United Kingdom)	13,500	195,634
NICOR, Inc. (S)	3,100	145,080
NSTAR	2,700	92,772
Ormat Technologies, Inc.	2,815	103,648
Osaka Gas Co., Ltd. (Japan)	126,000	470,188
PG&E Corp.	27,000	1,277,910
Pike Electric Corp. †	5,100	83,283
Portland General Electric Co.	3,900	106,275
RWE AG (Germany)	2,307	253,941
TXU Corp.	32,800	1,778,088
Vector, Ltd. (New Zealand)	52,272	92,942
Veolia Environnement (France)	7,195	554,389
Westar Energy, Inc.	5,000	129,800
		10,677,221

Total common stocks (cost $220,778,504)		$284,488,282

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)*

Principal amount		Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1,
Class H, 7s, 2029	$51,000	$50,979
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 7.867s, 2029	61,000	65,813
Ser. 96-D3, Class A1C, 7.4s, 2026	77,978	79,769
Banc of America Commercial
Mortgage, Inc.
Ser. 06-2, Class A4, 5.741s, 2045	300,000	310,003
Ser. 06-4, Class A4, 5.634s, 2046	150,000	152,744
Ser. 06-5, Class A4, 5.414s, 2047	187,000	187,417
Ser. 04-3, Class A5, 5.303s, 2039	190,000	192,107
Ser. 06-1, Class XC, Interest Only
IO, 0.042s, 2045	2,644,691	18,823
Banc of America
Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.209s, 2035	906,311	17,029
Ser. 04-5, Class XC, IO, 0.083s, 2041	3,162,893	41,070
Ser. 05-4, Class XC, IO, 0.05s, 2045	3,845,685	28,274
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 8.35s, 2014	103,000	102,791
FRB Ser. 05-MIB1, Class K, 7.35s, 2022	95,000	94,562
FRB Ser. 05-ESHA, Class K, 7.15s, 2020	100,000	100,087
FRB Ser. 06-LAQ, Class M, 7s, 2021	100,000	100,253
FRB Ser. 06-LAQ, Class L, 6.9s, 2021	100,000	100,423
FRB Ser. 05-MIB1, Class J, 6.4s, 2022	102,000	102,523
FRB Ser. 05-ESHA, Class G, 6.23s, 2020	100,000	100,058
Ser. 06-LAQ, Class X1, IO,
0.675s, 2021	3,870,000	17,623
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	204,364	—
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	117,346	117,511
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.65s, 2035	77,207	77,446
Ser. 04-2, IO, 1.72s, 2034	473,136	33,896
Ser. 04-3, IO, 1.6s, 2035	281,089	20,851
Ser. 06-2A, IO, 0.879s, 2036	156,902	14,320
Ser. 05-3A, IO, 0.775s, 2035	523,564	42,786
Ser. 05-1A, IO, 0.775s, 2035	337,092	25,874
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-BBA7, Class X1A, IO,
1.708s, 2019	1,628,000	23,111
Ser. 05-LXR1, Class X1, IO,
0.792s, 2018	4,489,000	9,865
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	1,578,000	81,736
Ser. 06-PW14, Class X1, IO,
0.049s, 2038	1,698,000	30,179
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	5,998,984	28,120

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

	Principal amount	Value

Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 04-PR3I,
Class X1, IO, 0.027s, 2041	$722,891	$15,170
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	27,000	28,589
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	222,000	228,079
Ser. 98-1, Class G, 6.56s, 2030	56,000	59,117
Ser. 98-1, Class H, 6.34s, 2030	85,000	72,193
Citigroup Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.066s, 2043	5,394,878	56,267
Ser. 06-C5, Class XC, IO, 0.05s, 2049	5,939,197	84,680
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 06-CD2,
Class X, IO, 0.087s, 2046	3,723,800	21,382
Commercial Mortgage
Acceptance Corp.
Ser. 97-ML1, Class A3, 6.57s, 2030	186,000	186,210
Ser. 97-ML1, Class A2, 6.53s, 2030	24,789	24,750
Ser. 97-ML1, IO, 0.852s, 2017	2,640,119	24,545
Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	98,000	101,001
Ser. 98-C2, Class F, 5.44s, 2030	435,000	437,197
Commercial Mortgage Pass-Through
Certificates Ser. 04-LB2A,
Class A4, 4.715s, 2039	1,176,000	1,130,092
Commercial Mortgage
Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F,
5.85s, 2034	74,000	74,734
Ser. 06-CN2A, Class H, 5.57s, 2019	45,000	44,777
Ser. 06-CN2A, Class J, 5.57s, 2019	36,000	35,695
Ser. 05-LP5, Class XC, IO,
0.072s, 2043	2,891,559	30,610
Ser. 06-C8, Class XS, IO,
0.045s, 2046	5,402,000	68,580
Ser. 05-C6, Class XC, IO,
0.043s, 2044	5,662,727	38,269
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO,
2.282s, 2046	311,822	13,545
Ser. 05-24, Class 1AX, IO,
1.221s, 2035	1,365,802	23,970
Ser. 05-24, Class IIAX, IO,
1.201s, 2035	695,588	20,518
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	1,000,050	2,031
Countrywide Home Loans Ser. 05-9,
Class 1X, IO, 1.766s, 2035	642,620	15,061

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

	Principal amount	Value

Credit Suisse Mortgage Capital
Certificates Ser. 06-C4,
Class A3, 5.467s, 2039	$308,000	$310,125
Credit Suisse Mortgage
Capital Certificates 144A
Ser. 06-C5, Class AX, IO,
0.065s, 2039	3,436,000	67,847
Ser. 06-C3, Class AX, IO,
0.025s, 2038	9,963,216	7,781
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	133,000	132,177
CS First Boston
Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	59,000	65,289
Ser. 04-C2, Class A2, 5.416s, 2036	210,000	210,779
Ser. 05-C4, Class A5, 5.104s, 2038	706,000	694,310
CS First Boston
Mortgage Securities Corp. 144A
FRB Ser. 04-TF2A, Class J, 6.3s, 2016	50,000	49,919
FRB Ser. 05-TF2A, Class J,
6 1/4s, 2020	95,000	95,029
FRB Ser. 04-TF2A, Class H,
6.05s, 2019	50,000	50,007
Ser. 01-CK1, Class AY, IO,
0.783s, 2035	3,159,000	76,754
Ser. 03-C3, Class AX, IO,
0.418s, 2038	3,828,152	153,995
Ser. 02-CP3, Class AX, IO,
0.392s, 2035	847,477	33,961
Ser. 05-C2, Class AX, IO,
0.101s, 2037	3,820,582	60,052
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.831s, 2031	2,005,123	26,239
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	106,968	113,642
Ser. 99-CG2, Class B3, 6.1s, 2032	100,000	100,194
Ser. 99-CG2, Class B4, 6.1s, 2032	130,000	130,050
Fannie Mae
Ser. 03-W6, Class PT1, 9.847s, 2042	34,218	36,557
Ser. 02-T12, Class A4, 9 1/2s, 2042	11,647	12,248
Ser. 02-T4, Class A4, 9 1/2s, 2041	44,474	46,754
Ser. 02-T6, Class A3, 9 1/2s, 2041	23,271	24,078
Ser. 04-T3, Class PT1, 9.485s, 2044	55,833	63,205
IFB Ser. 05-37, Class SU, 7.8s, 2035	157,758	171,082
IFB Ser. 06-76, Class QB, 7.5s, 2036	104,808	114,509
IFB Ser. 06-48, Class TQ, 7.5s, 2036	140,726	150,944
Ser. 02-26, Class A2, 7 1/2s, 2048	80,191	83,649
Ser. 05-W3, Class 1A, 7 1/2s, 2045	274,899	289,616
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	127,433	133,773
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	32,771	34,411
Ser. 04-W14, Class 2A, 7 1/2s, 2044	15,918	16,714
Ser. 04-W8, Class 3A, 7 1/2s, 2044	147,466	154,950

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

Principal amount		Value

Fannie Mae
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	$43,689	$45,880
Ser. 04-W2, Class 5A, 7 1/2s, 2044	195,548	205,108
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	3,821	4,011
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	46,282	48,573
Ser. 03-W4, Class 4A, 7 1/2s, 2042	14,184	14,779
Ser. 02-T18, Class A4, 7 1/2s, 2042	58,747	61,318
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	59,023	61,606
Ser. 02-T16, Class A3, 7 1/2s, 2042	220,801	230,417
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	116,405	121,503
Ser. 02-W6, Class 2A, 7 1/2s, 2042	100,365	104,749
Ser. 02-T12, Class A3, 7 1/2s, 2042	27,948	29,075
Ser. 02-W4, Class A5, 7 1/2s, 2042	150,719	156,959
Ser. 02-W1, Class 2A, 7 1/2s, 2042	163,584	169,968
Ser. 02-14, Class A2, 7 1/2s, 2042	164,392	171,400
Ser. 02-T4, Class A3, 7 1/2s, 2041	112,405	116,863
Ser. 02-T6, Class A2, 7 1/2s, 2041	290,914	301,653
Ser. 01-T12, Class A2, 7 1/2s, 2041	36,998	38,411
Ser. 01-T8, Class A1, 7 1/2s, 2041	340,347	352,766
Ser. 01-T7, Class A1, 7 1/2s, 2041	66,821	69,288
Ser. 01-T3, Class A1, 7 1/2s, 2040	8,786	9,119
Ser. 01-T1, Class A1, 7 1/2s, 2040	17,359	18,022
Ser. 99-T2, Class A1, 7 1/2s, 2039	5,193	5,449
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	47,908	49,907
Ser. 02-T1, Class A3, 7 1/2s, 2031	52,192	54,354
Ser. 02-W7, Class A5, 7 1/2s, 2029	25,484	26,569
Ser. 01-T4, Class A1, 7 1/2s, 2028	13,091	13,764
Ser. 02-W3, Class A5, 7 1/2s, 2028	167,421	174,558
IFB Ser. 06-63, Class SP, 7.2s, 2036	113,085	123,171
Ser. 02-26, Class A1, 7s, 2048	62,056	63,983
Ser. 04-T3, Class 1A3, 7s, 2044	58,532	60,682
Ser. 03-W3, Class 1A2, 7s, 2042	59,965	61,871
Ser. 02-T16, Class A2, 7s, 2042	63,327	65,332
Ser. 02-14, Class A1, 7s, 2042	22,851	23,531
Ser. 02-T4, Class A2, 7s, 2041	18,104	18,619
Ser. 01-W3, Class A, 7s, 2041	22,762	23,492
Ser. 05-W4, Class 1A3, 7s, 2035	37,993	39,372
Ser. 04-W1, Class 2A2, 7s, 2033	285,784	296,112
IFB Ser. 06-104, Class ES, 6.7s, 2036	122,583	130,657
IFB Ser. 06-104, Class CS, 5.625s, 2036	133,357	136,418
IFB Ser. 05-74, Class SK, 5.418s, 2035	142,690	144,383
IFB Ser. 05-74, Class CS, 5.308s, 2035	87,152	87,851
IFB Ser. 05-74, Class CP, 5.133s, 2035	85,443	87,162
IFB Ser. 05-76, Class SA, 5.133s, 2034	109,143	109,535
IFB Ser. 05-57, Class CD, 5.063s, 2035	88,863	89,745
IFB Ser. 06-8, Class PK, 5s, 2036	140,928	140,786
IFB Ser. 06-27, Class SP, 4.95s, 2036	103,000	104,477
IFB Ser. 06-8, Class HP, 4.95s, 2036	124,456	125,474
IFB Ser. 06-8, Class WK, 4.95s, 2036	203,704	203,324
IFB Ser. 05-106, Class US, 4.95s, 2035	185,731	188,856

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-99, Class SA, 4.95s, 2035	$91,954	$91,896
IFB Ser. 05-45, Class DA, 4.803s, 2035	202,040	203,234
IFB Ser. 05-74, Class DM, 4.767s, 2035	176,619	176,646
IFB Ser. 05-45, Class DC,
4.693s, 2035	84,183	84,317
IFB Ser. 05-57, Class DC,
4.388s, 2034	120,294	120,014
IFB Ser. 05-45, Class PC, 4.2s, 2034	88,164	87,426
IFB Ser. 02-36, Class QH, IO,
2.7s, 2029	2,679	16
IFB Ser. 06-90, Class SE, IO,
2.45s, 2036	120,139	10,526
IFB Ser. 03-66, Class SA, IO,
2.3s, 2033	162,217	12,140
Ser. 03-W12, Class 2, IO,
2.234s, 2043	604,229	33,987
IFB Ser. 03-48, Class S, IO, 2.2s, 2033	72,094	5,328
Ser. 03-W10, Class 1, IO, 1.943s, 2043	1,282,187	57,552
Ser. 03-W10, Class 3, IO, 1.927s, 2043	356,729	16,571
IFB Ser. 05-113, Class DI, IO,
1.88s, 2036	518,468	29,168
IFB Ser. 05-52, Class DC, IO,
1.85s, 2035	113,376	9,287
IFB Ser. 04-24, Class CS, IO,
1.8s, 2034	217,732	15,581
IFB Ser. 03-122, Class SA, IO,
1 3/4s, 2028	303,639	14,170
IFB Ser. 03-122, Class SJ, IO,
1 3/4s, 2028	315,680	15,398
IFB Ser. 06-60, Class DI, IO,
1.72s, 2035	118,525	5,926
IFB Ser. 04-60, Class SW, IO,
1.7s, 2034	403,602	27,682
IFB Ser. 05-65, Class KI, IO,
1.65s, 2035	1,133,381	56,129
Ser. 03-W8, Class 12, IO,
1.638s, 2042	1,243,994	52,194
IFB Ser. 05-42, Class SA, IO,
1.45s, 2035	332,262	17,575
IFB Ser. 05-73, Class SI, IO,
1.4s, 2035	86,033	4,523
IFB Ser. 05-17, Class ES, IO,
1.4s, 2035	180,551	11,057
IFB Ser. 05-17, Class SY, IO,
1.4s, 2035	84,538	5,109
IFB Ser. 05-82, Class SY, IO,
1.38s, 2035	385,264	18,662
IFB Ser. 05-45, Class SR, IO,
1.37s, 2035	522,128	25,638
IFB Ser. 05-95, Class CI, IO,
1.35s, 2035	190,292	11,636
IFB Ser. 05-84, Class SG, IO,
1.35s, 2035	330,937	19,367

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-69, Class AS, IO,
1.35s, 2035	$85,586	$4,547
IFB Ser. 05-54, Class SA, IO,
1.35s, 2035	370,422	17,364
IFB Ser. 05-23, Class SG, IO,
1.35s, 2035	268,908	16,261
IFB Ser. 05-29, Class SX, IO,
1.35s, 2035	318,064	16,961
IFB Ser. 05-57, Class CI, IO,
1.35s, 2035	229,683	11,341
IFB Ser. 05-17, Class SA, IO,
1.35s, 2035	240,634	13,693
IFB Ser. 05-17, Class SE, IO,
1.35s, 2035	255,741	14,348
IFB Ser. 05-57, Class DI, IO,
1.35s, 2035	553,838	26,422
IFB Ser. 04-92, Class S, IO,
1.35s, 2034	265,961	13,548
IFB Ser. 05-104, Class SI, IO,
1.35s, 2033	451,794	25,233
IFB Ser. 05-92, Class SC, IO,
1.33s, 2035	448,158	25,408
IFB Ser. 05-73, Class SD, IO,
1.33s, 2035	220,663	13,823
IFB Ser. 05-83, Class SL, IO,
1.32s, 2035	599,280	29,295
Ser. 06-116, Class ES, IO, 1.3s, 2036	105,884	4,169
IFB Ser. 06-20, Class IG, IO,
1.3s, 2036	1,128,060	45,559
IFB Ser. 06-104, Class SY, IO,
1.27s, 2036	113,782	4,685
Ser. 06-104, Class SG, IO, 1 1/4s, 2036	240,538	9,523
IFB Ser. 06-44, Class IS, IO,
1 1/4s, 2036	224,064	11,973
IFB Ser. 06-45, Class SM, IO,
1 1/4s, 2036	273,612	10,901
IFB Ser. 06-20, Class IB, IO,
1.24s, 2036	483,454	18,809
IFB Ser. 06-92, Class JI, IO,
1.23s, 2036	110,672	6,010
IFB Ser. 06-99, Class AS, IO,
1.23s, 2036	139,586	6,575
IFB Ser. 06-85, Class TS, IO,
1.21s, 2036	253,475	9,962
IFB Ser. 06-61, Class SE, IO,
1.2s, 2036	315,125	11,029
Ser. 03-W17, Class 12, IO,
1.155s, 2033	436,271	17,320
Ser. 06-94, Class NI, IO, 1.15s, 2036	117,701	4,532
IFB Ser. 03-112, Class SA, IO,
1.15s, 2028	160,203	4,448
Ser. 03-T2, Class 2, IO, 0.824s, 2042	1,740,190	34,496
IFB Ser. 05-67, Class BS, IO,
0.8s, 2035	219,635	6,315

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-74, Class SE, IO,
0 3/4s, 2035	$1,219,343	$32,114
IFB Ser. 05-82, Class SI, IO,
0 3/4s, 2035	706,442	21,193
IFB Ser. 05-87, Class SE, IO,
0.7s, 2035	1,297,481	38,449
Ser. 03-W6, Class 51, IO,
0.68s, 2042	428,436	7,165
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	542,000	16,599
IFB Ser. 05-58, Class IK, IO,
0.65s, 2035	198,048	8,282
IFB Ser. 04-54, Class SW, IO,
0.65s, 2033	100,811	2,676
Ser. 01-T12, Class IO, 0.568s, 2041	380,343	4,862
Ser. 03-W2, Class 1, IO, 0.47s, 2042	3,029,826	33,907
Ser. 01-50, Class B1, IO, 0.461s, 2041	641,493	5,673
Ser. 02-T4, IO, 0.452s, 2041	2,067,269	20,415
Ser. 02-T1, Class IO, IO, 0.428s, 2031	410,999	3,881
Ser. 03-W6, Class 3, IO, 0.366s, 2042	564,775	5,032
Ser. 03-W6, Class 23, IO, 0.352s, 2042	621,532	5,343
Ser. 01-79, Class BI, IO, 0.332s, 2045	1,507,958	13,330
Ser. 03-W8, Class 11, IO, 0.03s, 2042	149,845	7
Ser. 372, Class 1, Principal Only
PO, zero %, 2036	483,057	386,729
Ser. 05-113, Class DO, PO,
zero %, 2036	79,546	64,836
Ser. 367, Class 1, PO, zero %, 2036	92,815	69,927
Ser. 363, Class 1, PO, zero %, 2035	724,315	545,701
Ser. 361, Class 1, PO, zero %, 2035	398,878	324,832
Ser. 04-38, Class AO, PO,
zero %, 2034	245,523	177,267
Ser. 342, Class 1, PO, zero %, 2033	85,395	67,286
Ser. 02-82, Class TO, PO, zero %, 2032	62,950	50,704
Ser. 04-61, Class CO, PO, zero %, 2031	140,000	112,591
FRB Ser. 05-65, Class ER, zero %, 2035	130,994	127,582
FRB Ser. 05-57, Class UL, zero %, 2035	131,821	129,258
FRB Ser. 05-65, Class CU, zero %, 2034	64,899	78,366
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	12,253	12,835
Ser. T-60, Class 1A3, 7 1/2s, 2044	241,375	253,455
Ser. T-59, Class 1A3, 7 1/2s, 2043	115,108	121,160
Ser. T-58, Class 4A, 7 1/2s, 2043	41,372	43,259
Ser. T-57, Class 1A3, 7 1/2s, 2043	162,146	169,692
Ser. T-51, Class 2A, 7 1/2s, 2042	83,783	87,177
Ser. T-42, Class A5, 7 1/2s, 2042	28,832	30,000
Ser. T-41, Class 3A, 7 1/2s, 2032	139,660	145,414
Ser. T-60, Class 1A2, 7s, 2044	212,033	219,744
Ser. T-56, Class A, IO, 0.582s, 2043	487,699	6,347
Ser. T-56, Class 3, IO, 0.356s, 2043	520,786	4,436

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-56, Class 1, IO, 0.28s, 2043	$645,832	$3,678
Ser. T-56, Class 2, IO, 0.046s, 2043	593,047	1,325
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	98,953	106,208
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.686s, 2033	1,495,054	84,527
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	131,000	143,795
Ser. 97-C2, Class G, 7 1/2s, 2029	40,000	44,479
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	165,000	180,479
Freddie Mac
IFB Ser. 2990, Class LB, 3.272s, 2034	139,024	127,792
IFB Ser. 3182, Class PS, 7.2s, 2032	121,996	132,599
IFB Ser. 3202, Class HM, 6 1/2s, 2036	96,185	100,626
IFB Ser. 3081, Class DC, 5.085s, 2035	93,997	93,522
IFB Ser. 2976, Class KL, 4.767s, 2035	131,479	129,680
IFB Ser. 2990, Class DP, 4.657s, 2034	114,388	112,920
IFB Ser. 3065, Class DC, 3.81s, 2035	112,488	104,622
IFB Ser. 3050, Class SA, 3 1/2s, 2034	93,965	86,331
IFB Ser. 2990, Class WP, 3.225s, 2035	88,389	84,150
IFB Ser. 2927, Class SI, IO,
3.15s, 2035	202,710	21,091
IFB Ser. 2828, Class GI, IO,
2.15s, 2034	216,963	18,945
IFB Ser. 2869, Class SH, IO,
1.95s, 2034	115,491	6,394
IFB Ser. 2869, Class JS, IO, 1.9s, 2034	522,150	28,406
IFB Ser. 2815, Class PT, IO, 1.7s, 2032	226,271	14,367
IFB Ser. 2828, Class TI, IO, 1.7s, 2030	106,615	6,027
IFB Ser. 3033, Class SF, IO,
1.45s, 2035	156,784	5,781
IFB Ser. 3028, Class ES, IO, 1.4s, 2035	540,066	36,288
IFB Ser. 2922, Class SE, IO, 1.4s, 2035	294,730	14,184
IFB Ser. 3045, Class DI, IO,
1.38s, 2035	1,423,369	59,536
Ser. 3236, Class ES, IO, 1.35s, 2036	194,622	8,661
IFB Ser. 3136, Class NS, IO,
1.35s, 2036	308,496	18,088
IFB Ser. 3118, Class SD, IO,
1.35s, 2036	486,217	19,905
IFB Ser. 3054, Class CS, IO,
1.35s, 2035	121,461	5,200
IFB Ser. 3107, Class DC, IO,
1.35s, 2035	560,779	37,611
IFB Ser. 3129, Class SP, IO,
1.35s, 2035	229,273	9,565

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3066, Class SI, IO,
1.35s, 2035	$366,751	$24,046
IFB Ser. 2927, Class ES, IO,
1.35s, 2035	162,530	7,411
IFB Ser. 2950, Class SM, IO,
1.35s, 2016	228,994	12,237
IFB Ser. 3031, Class BI, IO,
1.34s, 2035	103,702	7,124
IFB Ser. 3067, Class SI, IO, 1.3s, 2035	430,145	28,974
IFB Ser. 2986, Class WS, IO, 1.3s, 2035	123,079	3,233
IFB Ser. 2962, Class BS, IO, 1.3s, 2035	667,477	30,728
IFB Ser. 3114, Class TS, IO, 1.3s, 2030	757,010	32,275
IFB Ser. 3128, Class JI, IO,
1.28s, 2036	340,455	17,474
IFB Ser. 2990, Class LI, IO,
1.28s, 2034	201,570	12,382
IFB Ser. 3065, Class DI, IO,
1.27s, 2035	90,622	5,710
IFB Ser. 3145, Class GI, IO,
1 1/4s, 2036	275,030	17,403
IFB Ser. 3114, Class GI, IO,
1 1/4s, 2036	117,420	7,629
IFB Ser. 3174, Class BS, IO,
1.17s, 2036	227,243	8,004
IFB Ser. 3152, Class SY, IO,
1.13s, 2036	246,054	14,917
IFB Ser. 3081, Class DI, IO,
1.13s, 2035	102,870	5,273
IFB Ser. 3199, Class S, IO, 1.1s, 2036	137,724	6,671
IFB Ser. 3016, Class SP, IO,
0.76s, 2035	103,557	2,784
IFB Ser. 3016, Class SQ, IO,
0.76s, 2035	243,627	6,661
IFB Ser. 2957, Class SW, IO,
0.65s, 2035	525,568	12,400
IFB Ser. 2815, Class S, IO, 0.65s, 2032	237,186	6,179
Ser. 242, PO, zero %, 2036	196,097	159,268
Ser. 239, PO, zero %, 2036	961,315	768,402
Ser. 236, PO, zero %, 2036	406,444	325,242
Ser. 3045, Class DO, PO, zero %, 2035	108,812	87,230
Ser. 231, PO, zero %, 2035	2,122,775	1,606,216
Ser. 228, PO, zero %, 2035	908,874	718,104
FRB Ser. 3003, Class XF, zero %, 2035	87,131	85,906
FRB Ser. 2958, Class FL, zero %, 2035	47,483	43,948
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.073s, 2043	4,627,209	38,753
Ser. 05-C3, Class XC, IO, 0.042s, 2045	10,647,635	55,314
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.814s, 2036	44,000	46,857
Ser. 04-C2, Class A4, 5.301s, 2038	424,000	422,779
Ser. 03-C2, Class A2, 5.284s, 2040	277,000	280,008

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

Principal amount		Value

GMAC Commercial Mortgage
Securities, Inc.
Ser. 97-C1, Class X, IO, 1.493s, 2029	$386,105	$9,826
Ser. 05-C1, Class X1, IO, 0.136s, 2043	4,801,027	86,270
GMAC Commercial
Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	77,845	78,426
Ser. 06-C1, Class XC, IO, 0.039s, 2045	6,857,577	46,611
Government National
Mortgage Association
IFB Ser. 05-7, Class JM, 4.95s, 2034	141,677	140,043
IFB Ser. 05-66, Class SP, 3s, 2035	93,758	85,454
IFB Ser. 05-68, Class SN, IO,
1.85s, 2034	355,955	18,798
IFB Ser. 04-86, Class SW, IO,
1.4s, 2034	271,058	13,794
IFB Ser. 05-65, Class SI, IO, 1s, 2035	266,468	10,033
IFB Ser. 05-68, Class SI, IO,
0.95s, 2035	915,581	39,053
IFB Ser. 06-14, Class S, IO, 0.9s, 2036	260,574	8,925
IFB Ser. 05-51, Class SJ, IO,
0.85s, 2035	269,862	10,828
IFB Ser. 05-68, Class S, IO,
0.85s, 2035	525,465	20,523
IFB Ser. 05-28, Class SA, IO,
0.85s, 2035	650,618	20,403
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.655s, 2039	999,771	45,107
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.046s, 2037	8,528,375	37,645
Greenwich Capital Commercial
Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.095s, 2042	4,225,755	69,329
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	191,000	193,936
Ser. 04-GG2, Class A6, 5.396s, 2038	198,000	198,925
Ser. 05-GG4, Class A4B, 4.732s, 2039	258,000	246,592
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.6s, 2015	26,000	26,098
Ser. 98-C1, Class F, 6s, 2030	59,000	59,346
Ser. 03-C1, Class X1, IO, 0.251s, 2040	934,337	16,528
Ser. 04-C1, Class X1, IO, 0.134s, 2028	3,172,694	22,804
Ser. 05-GG4, Class XC, IO,
0.103s, 2039	4,946,894	86,957
Ser. 06-GG6, Class XC, IO,
0.033s, 2038	2,568,718	8,930
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	42,000	46,042
Ser. 06-CB16, Class A4, 5.552s, 2045	207,000	210,169
Ser. 06-CB14, Class A4, 5.481s, 2044	447,000	451,542
Ser. 06-CB14, Class AM, 5.445s, 2044	216,000	218,046

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

Principal amount		Value

JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 05-CB11, Class A4, 5.335s, 2037	$310,000	$309,800
Ser. 05-LDP2, Class AM, 4.78s, 2042	80,000	76,702
Ser. 06-CB17, Class X, IO,
0.515s, 2043	2,054,463	85,075
Ser. 06-LDP9, Class X, IO,
0.456s, 2047	3,064,000	109,170
Ser. 06-LDP9, Class A3, 5.336s, 2047	770,000	768,799
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	9,982,291	8,495
JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	44,000	44,827
Ser. 06-FL2A, Class X1, IO,
0.716s, 2018	5,184,136	24,972
Ser. 05-LDP2, Class X1, IO,
0.078s, 2042	7,152,422	122,374
Ser. 05-CB12, Class X1, IO,
0.073s, 2037	3,448,712	37,990
Ser. 05-LDP1, Class X1, IO,
0.069s, 2046	1,773,774	16,698
Ser. 05-LDP4, Class X1, IO,
0.047s, 2042	5,112,630	46,932
Ser. 05-LDP3, Class X1, IO,
0.043s, 2042	6,314,652	48,347
Ser. 06-CB14, Class X1, IO,
0.035s, 2044	4,106,071	19,247
Ser. 05-LDP5, Class X1, IO,
0.033s, 2044	16,141,515	74,402
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	35,110	35,688
Ser. 99-C1, Class G, 6.41s, 2031	37,135	34,807
Ser. 98-C4, Class H, 5.6s, 2035	50,000	48,402
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	323,000	319,695
Ser. 04-C7, Class A6, 4.786s, 2029	83,000	80,045
LB-UBS Commercial
Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.719s, 2038	1,455,812	73,358
Ser. 05-C3, Class XCL, IO, 0 1/8s, 2040	2,644,623	57,108
Ser. 05-C2, Class XCL, IO, 0.111s, 2040	4,319,956	44,210
Ser. 05-C5, Class XCL, IO, 0.097s, 2020	3,233,379	46,485
Ser. 05-C7, Class XCL, IO, 0.083s, 2040	3,880,053	36,822
Ser. 06-C7, Class XCL, IO, 0.065s, 2038	1,057,863	18,595
Ser. 06-C1, Class XCL, IO, 0.061s, 2041	5,632,925	63,145
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 9.1s, 2014	83,000	83,000
FRB Ser. 04-LLFA, Class H, 6.3s, 2017	52,000	52,138
FRB Ser. 05-LLFA, 6.15s, 2018	20,000	19,950

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.8s, 2036	$408,415	$19,179
IFB Ser. 06-5, Class 1A3, IO,
0.05s, 2036	110,586	499
IFB Ser. 06-9, Class 2A2, IO,
1.27s, 2036	668,000	32,224
Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.051s, 2049	7,945,000	120,488
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.85s, 2022	100,000	100,531
Ser. 06-1, Class X1A, IO, 1.186s, 2022	2,589,889	37,136
Merrill Lynch Mortgage
Investors, Inc. Ser. 98-C3,
Class E, 6.913s, 2030	31,000	33,402
Merrill Lynch Mortgage Trust
Ser. 05-MCP1, Class XC, IO,
0.064s, 2043	3,279,261	44,321
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.152s, 2039	857,290	18,854
Ser. 05-LC1, Class X, IO, 0.107s, 2044	1,759,597	16,565
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.081s, 2039	2,937,000	16,176
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.006s, 2040	121,863	39,187
Ser. 06-C4, Class X, IO, 5.475s, 2016	573,000	199,971
Ser. 05-C3, Class X, IO, 5.158s, 2044	133,900	41,593
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.63s, 2043	997,015	59,580
Ser. 05-HQ6, Class X1, IO,
0.073s, 2042	4,133,752	41,983
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	191,000	186,310
Ser. 04-HQ4, Class A7, 4.97s, 2040	99,000	96,900
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	28,000	28,413
Ser. 04-RR, Class F5, 6s, 2039	100,000	87,968
Ser. 04-RR, Class F6, 6s, 2039	100,000	83,754
Ser. 05-HQ5, Class X1, IO,
0.073s, 2042	3,409,185	27,300
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.09s, 2030	49,000	50,133
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	187,000	193,799
Ser. 00-C2, Class J, 6.22s, 2033	49,000	50,062
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.9s,
2034 (Ireland)	151,000	151,378
Ser. 04-1A, Class E, 6.65s, 2034
(Ireland)	101,000	101,000

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)* continued

Principal amount			Value

Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.885s, 2036		$813,566	$40,190
Wachovia Bank Commercial
Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045		448,000	449,411
Ser. 05-C17, Class A4, 5.083s, 2042		327,000	321,325
Wachovia Bank Commercial
Mortgage Trust
Ser. 04-C15, Class A4, 4.803s, 2041		147,000	141,469
Ser. 06-C28, Class XC, IO,
0.381s, 2048		765,749	21,640
Wachovia Bank Commercial
Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO,
0.311s, 2035		810,775	24,551
Ser. 05-C18, Class XC, IO,
0.082s, 2042		3,794,171	39,459
Ser. 06-C23, Class XC, IO,
0.045s, 2045		2,920,248	18,164
Ser. 06-C26, Class XC, IO,
0.037s, 2045		1,745,686	6,721
Washington Mutual 144A
Ser. 06-SL1, Class X, IO, 5.303s, 2043		370,000	19,396
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036		10,000	9,665

Total collateralized mortgage obligations
(cost $34,589,521)			$34,076,760

CORPORATE BONDS AND NOTES (6.6%)*

Principal amount			Value
Basic Materials (0.5%)
Abitibi-Consolidated, Inc.
bonds 8.55s, 2010 (Canada)		$35,000	$33,250
Abitibi-Consolidated, Inc.
debs. 8.85s, 2030 (Canada)		10,000	8,200
Abitibi-Consolidated, Inc.
notes 7 3/4s, 2011 (Canada)		25,000	22,438
Abitibi-Consolidated, Inc.
notes 6s, 2013 (Canada)		30,000	24,000
AK Steel Corp. company
guaranty 7 3/4s, 2012		75,000	75,563
ARCO Chemical Co. debs.
10 1/4s, 2010		25,000	27,625
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014		70,000	77,350
Builders FirstSource, Inc. company
guaranty FRB 9.624s, 2012		50,000	49,188
Chaparral Steel Co. company
guaranty 10s, 2013		75,000	83,719
Clondalkin Industries BV 144A
sr. notes 8s, 2014 (Netherlands)	EUR	15,000	20,754

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount		Value

Basic Materials continued
Cognis Holding GmbH & Co. 144A
sr. notes 12.282s, 2015
(Germany) ‡‡	EUR	50,000	$69,114
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	10,000	14,430
Compass Minerals
International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		$50,000	49,375
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC 144A
sr. notes 9 3/4s, 2014		65,000	65,894
Covalence Specialty
Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		85,000	77,775
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††		40,000	34,200
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009		55,000	52,828
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		50,000	53,125
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		90,000	98,550
Georgia-Pacific Corp.
notes 8 1/8s, 2011		30,000	31,500
Georgia-Pacific Corp.
sr. notes 8s, 2024		35,000	35,525
Huntsman, LLC company
guaranty 11 5/8s, 2010		46,000	50,255
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013		60,000	59,243
IMC Global, Inc. notes 7.3s, 2028		25,000	23,000
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		20,000	19,500
Lafarge SA notes 6 1/2s, 2016 (France)		15,000	15,338
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014		20,000	19,497
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		20,000	21,000
Lyondell Chemical Co. company
guaranty 8s, 2014		35,000	36,313
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		35,000	37,100
Metals USA, Inc. sec.
notes 11 1/8s, 2015		35,000	38,456
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		50,000	50,000
Momentive Performance
Materials, Inc. 144A
sr. sub. notes 11 1/2s, 2016		15,000	14,700

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount		Value

Basic Materials continued
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		$10,000	$10,363
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		5,000	5,131
Nalco Co. sr. sub. notes 8 7/8s, 2013		45,000	47,644
Nell AF S.a.r.l. 144A
sr. notes 8 3/8s, 2015
(Luxembourg)	EUR	50,000	70,533
Newmont Mining Corp. notes
5 7/8s, 2035		$30,000	27,886
NewPage Corp. sec. notes 10s, 2012		40,000	42,200
Newpage Holding Corp.
sr. notes 12.389s, 2013 ‡‡		15,000	14,700
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		55,000	55,688
Novelis, Inc. 144A
sr. notes 8 1/4s, 2015		35,000	33,863
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)		40,000	38,646
PQ Corp. company guaranty
7 1/2s, 2013		30,000	29,550
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	55,000	77,332
Stone Container Corp.
sr. notes 9 3/4s, 2011		$102,000	105,315
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		10,000	10,538
United States Steel Corp.
sr. notes 9 3/4s, 2010		25,000	26,594
Weyerhaeuser Co. debs. 7.95s, 2025		45,000	48,519
			2,033,307

Capital Goods (0.3%)
Aleris International, Inc. 144A
sr. notes 9s, 2014		15,000	15,075
Aleris International, Inc. 144A
sr. sub. notes 10s, 2016		15,000	15,038
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		40,000	40,000
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s,
2008		85,000	89,356
Amsted Industries, Inc. 144A
sr. notes 10 1/4s, 2011		15,000	16,050
Blount, Inc.
sr. sub. notes 8 7/8s, 2012		45,000	45,900
Case New Holland, Inc. company
guaranty 9 1/4s, 2011		50,000	52,938
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		70,000	72,100
Crown Euro Holdings SA company
guaranty 6 1/4s, 2011 (France)	EUR	50,000	68,586
Graham Packaging Co., Inc.
sub. notes 9 7/8s, 2014		$50,000	50,500

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount		Value

Capital Goods continued
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		$45,000	$45,788
K&F Acquisitions, Inc. company
guaranty 7 3/4s, 2014		55,000	56,650
L-3 Communications Corp.
company guaranty 7 5/8s, 2012		81,000	83,835
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		20,000	19,300
L-3 Communications Corp.
sr. sub. notes Class B, 6 3/8s, 2015		75,000	74,250
Legrand SA debs. 8 1/2s, 2025 (France)		75,000	86,250
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		51,000	55,016
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		55,000	52,250
Owens Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	50,000	66,013
Owens-Brockway Glass
Container, Inc. sr. sec.
notes 8 3/4s, 2012		$90,000	95,400
Raytheon Co. debs. 6 3/4s, 2018		35,000	38,286
RBS Global, Inc./Rexnord Corp.
144A company guaranty 9 1/2s, 2014		65,000	67,600
RBS Global, Inc./Rexnord Corp.
144A sr. sub. notes 11 3/4s, 2016		10,000	10,450
Solo Cup Co.
sr. sub. notes 8 1/2s, 2014		45,000	38,925
TD Funding Corp. company
guaranty 7 3/4s, 2014		10,000	10,300
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012		25,000	28,125
Terex Corp. company
guaranty 7 3/8s, 2014		20,000	20,300
Titan International, Inc. 144A
sr. notes 8s, 2012		30,000	30,188
			1,344,469

Communication Services (0.6%)
American Cellular Corp.
sr. notes Ser. B, 10s, 2011		70,000	74,025
American Towers, Inc. company
guaranty 7 1/4s, 2011		20,000	20,700
Ameritech Capital Funding company
guaranty 6 1/4s, 2009		95,000	96,615
AT&T Corp. sr. notes 8s, 2031		30,000	37,220
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031		110,000	142,952
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		30,000	32,325
Centennial Communications Corp.
sr. notes 10s, 2013		20,000	21,275
Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013		95,000	98,325

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Communication Services continued
Citizens Communications Co.
notes 9 1/4s, 2011	$105,000	$116,156
Cricket Communications, Inc. 144A
sr. notes 9 3/8s, 2014	30,000	31,650
Dobson Communications Corp.
sr. notes 8 7/8s, 2013	75,000	76,688
Idearc Inc. 144A sr. notes 8s, 2016	115,000	116,725
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012
(United Kingdom)	33,000	34,073
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	16,000	14,740
Intelsat Bermuda, Ltd. 144A
sr. notes 11 1/4s, 2016 (Bermuda)	85,000	93,288
Intelsat Subsidiary Holding Co.,
Ltd. company guaranty 8 5/8s,
2015 (Bermuda)	5,000	5,200
iPCS, Inc. sr. notes 11 1/2s, 2012	45,000	49,950
Level 3 Communications, Inc.
sr. notes 11 1/2s, 2010	35,000	37,100
Level 3 Financing, Inc. 144A
sr. notes 9 1/4s, 2014	40,000	40,800
MetroPCS Wireless Inc. 144A
sr. notes 9 1/4s, 2014	40,000	41,800
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	25,000	25,258
Nordic Telephone Co. Holdings ApS
144A sr. notes 8 7/8s, 2016 (Denmark)	75,000	80,250
PanAmSat Corp. company
guaranty 9s, 2014	50,000	52,813
Qwest Corp. debs. 7 1/4s, 2025	25,000	25,688
Qwest Corp. notes 8 7/8s, 2012	150,000	167,063
Qwest Corp. sr. notes 7 5/8s, 2015	35,000	37,450
Rogers Wireless, Inc. sec.
notes 9 5/8s, 2011 (Canada)	70,000	79,450
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	35,000	35,438
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	70,000	71,925
Sprint Capital Corp. company
guaranty 6.9s, 2019	30,000	30,931
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	95,000	95,096
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	20,000	19,950
Telecom Italia Capital company
guaranty 7.2s, 2036 (Luxembourg)	20,000	21,050
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	20,000	19,070
Telecom Italia Capital SA
notes 5 1/4s, 2015 (Luxembourg)	50,000	46,705

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Communication Services continued
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	$75,000	$80,200
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	25,000	29,785
Telus Corp. notes 8s, 2011 (Canada)	50,000	54,677
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	35,000	37,406
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	50,000	51,407
Verizon New Jersey, Inc. debs. 8s, 2022	45,000	50,494
Verizon Pennsylvania, Inc. debs.
8.35s, 2030	45,000	51,917
Verizon Virginia Inc.
debs. Ser. A, 4 5/8s, 2013	30,000	28,258
Windstream Corp. 144A
sr. notes 8 5/8s, 2016	65,000	71,175
Windstream Corp. 144A
sr. notes 8 1/8s, 2013	35,000	37,888
		2,482,951

Consumer Cyclicals (0.9%)
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	55,000	53,350
ArvinMeritor, Inc. sr. unsecd.
notes 8 1/8s, 2015	30,000	29,588
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	75,000	77,250
Autonation, Inc. company
guaranty 7s, 2014	10,000	10,075
Autonation, Inc. company
guaranty FRB 7.374s, 2013	10,000	10,050
Beazer Homes USA, Inc. company
guaranty 6 7/8s, 2015	35,000	34,300
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	45,000	46,013
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	75,000	77,531
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	40,000	39,800
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	36,690	38,295
Cenveo Corp.,
sr. sub. notes 7 7/8s, 2013	18,000	17,280
Corrections Corporation of America
sr. notes 7 1/2s, 2011	35,000	36,050
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	30,000	32,192
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	30,000	29,492
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010	110,000	117,850
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	5,000	5,131

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Consumer Cyclicals continued
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	$50,000	$49,874
Dana Corp. notes 5.85s, 2015	55,000	39,463
Dex Media, Inc. notes 8s, 2013	10,000	10,300
Federated Retail Holdings, Inc.
company guaranty 5.9s, 2016	65,000	65,091
Ford Motor Co. notes 7.45s, 2031	80,000	62,800
Ford Motor Credit Corp.
bonds 7 3/8s, 2011	20,000	19,799
Ford Motor Credit Corp.
notes 7 7/8s, 2010	105,000	105,872
Ford Motor Credit Corp.
notes 7 3/8s, 2009	20,000	20,043
Ford Motor Credit Corp.
notes 6 1/2s, 2007	60,000	60,010
Ford Motor Credit Corp.
notes 6 3/8s, 2008	45,000	43,898
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	105,000	112,503
General Motors Corp. notes 7.2s, 2011	125,000	121,250
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.36s, 2012	57,000	57,855
Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	4,000	4,020
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	85,000	89,038
Hanesbrands, Inc. 144A
sr. notes FRN 8.735s, 2014	10,000	10,175
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	100,000	101,500
iPayment, Inc. company
guaranty 9 3/4s, 2014	15,000	15,413
JC Penney Co., Inc. debs. 7.65s, 2016	50,000	54,959
Jostens IH Corp. company
guaranty 7 5/8s, 2012	60,000	60,750
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	15,000	15,225
K. Hovnanian Enterprises, Inc.
company guaranty 7 3/4s, 2013	35,000	34,913
Lamar Media Corp. company
guaranty 7 1/4s, 2013	55,000	56,031
Lamar Media Corp. company
guaranty Ser. B, 6 5/8s, 2015	15,000	14,869
Lear Corp. 144A sr. notes 8 1/2s, 2013	40,000	38,800
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	15,000	16,163
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	30,000	31,350
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	50,000	47,875
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	15,000	16,050
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	95,000	93,575

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Michaels Stores, Inc. 144A
sr. notes 10s, 2014	$20,000	$20,800
Michaels Stores, Inc. 144A
sr. sub. notes 11 3/8s, 2016	35,000	36,488
Mohegan Tribal Gaming Authority
sr. sub. notes 6 3/8s, 2009	30,000	30,000
Movie Gallery, Inc. sr. unsecd.
notes 11s, 2012	15,000	11,550
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	100,000	109,125
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	60,000	42,000
Office Depot, Inc. notes 6 1/4s, 2013	25,000	25,495
Omnicom Group, Inc.
sr. notes 5.9s, 2016	30,000	30,317
Park Place Entertainment Corp.
sr. sub. notes 9 3/8s, 2007	90,000	90,225
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	50,000	50,500
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	65,000	66,300
PRIMEDIA, Inc. sr. notes 8s, 2013	10,000	9,675
R.H. Donnelley Corp. sr. disc.
notes Ser. A-1, 6 7/8s, 2013	15,000	14,381
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	25,000	23,969
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016	35,000	36,750
Scientific Games Corp. company
guaranty 6 1/4s, 2012	50,000	48,875
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	60,000	62,700
Standard Pacific Corp.
sr. notes 7s, 2015	25,000	24,063
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	35,000	35,000
Station Casinos, Inc. sr. notes 6s, 2012	90,000	85,388
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	50,000	54,750
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013	30,000	30,450
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	60,000	58,800
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	90,000	89,550
TRW Automotive, Inc.
sr. notes 9 3/8s, 2013	86,000	92,235
TRW Automotive, Inc.
sr. sub. notes 11s, 2013	10,000	10,963
United Auto Group, Inc. 144A
sr. sub. notes 7 3/4s, 2016	40,000	40,200
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	75,000	75,281

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value
Consumer Cyclicals continued
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	$110,000	$108,900
Wyndham Worldwide Corp. 144A
sr. unsec 6s, 2016	40,000	39,296
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	85,000	84,469
		3,662,206

Consumer Staples (1.0%)
Adelphia Communications Corp.
sr. notes 10 7/8s, 2010 (In default) †	55,000	50,463
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	30,000	31,725
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	45,000	47,700
Affinity Group, Inc.
sr. sub. notes 9s, 2012	55,000	54,450
AMC Entertainment, Inc. company
guaranty 11s, 2016	15,000	16,838
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	80,000	79,400
Avis Budget Car Rental, LLC 144A
sr. notes 7 3/4s, 2016	30,000	28,950
Avis Budget Car Rental, LLC 144A
sr. notes 7 5/8s, 2014	20,000	19,500
Brand Services, Inc. company
guaranty 12s, 2012	55,000	60,775
Buffets, Inc. 144A sr. unsec
12 1/2s, 2014	50,000	50,375
Burlington Coat Factory
Warehouse Corp. 144A
sr. notes 11 1/8s, 2014	40,000	39,000
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	133,000	136,491
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	66,000	68,888
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	69,000	72,191
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	5,000	4,788
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	35,000	32,025
Church & Dwight Co., Inc. company
guaranty 6s, 2012	40,000	39,100
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	115,000	98,756
Comcast Corp. company
guaranty 6.45s, 2037	60,000	60,032
Comcast Corp. company
guaranty 5 7/8s, 2018	90,000	89,033
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008	65,000	66,463
Cox Communications, Inc.
notes 7 1/8s, 2012	70,000	74,625

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Consumer Staples continued
Cox Communications, Inc. 144A
bonds 6.45s, 2036	$50,000	$49,215
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	45,000	44,284
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	35,000	37,321
CSC Holdings, Inc. debs. Ser. B,
8 1/8s, 2009	125,000	129,531
CVS Corp. 144A pass-through
certificates 6.117s, 2013	100,828	101,573
Dean Foods Co. company
guaranty 7s, 2016	80,000	80,800
Dean Foods Co. sr. notes 8.15s, 2007	55,000	55,688
Del Monte Corp. company
guaranty 6 3/4s, 2015	70,000	69,300
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	10,000	10,550
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	100,000	107,876
Diageo PLC company guaranty 8s, 2022	40,000	48,337
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	85,000	81,494
Dole Food Co. sr. notes 8 5/8s, 2009	42,000	41,738
Echostar DBS Corp. company
guaranty 7s, 2013	35,000	34,956
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	135,000	134,156
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	55,000	55,413
Fortune Brands, Inc. notes 5 3/8s, 2016	55,000	52,152
Hertz Corp. 144A sr. notes 8 7/8s, 2014	65,000	68,088
Interpublic Group
of Companies, Inc. notes 6 1/4s, 2014	45,000	41,850
Ion Media Networks, Inc. 144A sec.
FRN 11.624s, 2013	20,000	20,250
Ion Media Networks, Inc. 144A sec.
FRN 8.624s, 2012	20,000	20,250
Liberty Media Corp. debs. 8 1/4s, 2030	50,000	49,011
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013	35,000	33,338
LIN Television Corp.
sr. sub. notes 6 1/2s, 2013	5,000	4,763
News America Holdings, Inc.
debs. 7 3/4s, 2045	10,000	11,425
News America, Inc. company
guaranty 6.4s, 2035	75,000	74,508
News America, Inc. debs. 7 1/4s, 2018	55,000	60,325
Nutro Products, Inc. 144A
sr. notes FRN 9.4s, 2013	20,000	20,700
Pathmark Stores, Inc. company
guaranty 8 3/4s, 2012	20,000	20,025

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Consumer Staples continued
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	$65,000	$66,544
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	50,000	52,125
Playtex Products, Inc. sec.
notes 8s, 2011	15,000	15,675
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	45,000	45,900
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	55,000	57,819
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	35,000	33,163
Rental Services Corp. 144A
bonds 9 1/2s, 2014	15,000	15,488
Reynolds American, Inc. company
guaranty 7 1/4s, 2013	55,000	57,172
Rite Aid Corp. sec. notes 8 1/8s, 2010	35,000	35,744
Sbarro, Inc. company guaranty 11s, 2009	55,000	55,825
Sinclair Broadcast Group, Inc.
company guaranty 8 3/4s, 2011	85,000	88,825
Sirius Satellite Radio, Inc.
sr. unsecd. notes 9 5/8s, 2013	40,000	39,350
Six Flags, Inc. sr. notes 8 7/8s,
2010	35,000	33,863
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	80,000	69,200
Spectrum Brands, Inc.
sr. sub. notes 8 1/2s, 2013	15,000	14,025
Swift & Co. company
guaranty 10 1/8s, 2009	10,000	10,175
TCI Communications, Inc.
debs. 9.8s, 2012	20,000	23,584
TCI Communications, Inc.
debs. 8 3/4s, 2015	35,000	41,397
TCI Communications, Inc.
debs. 7 7/8s, 2013	70,000	77,837
Time Warner, Inc. company
guaranty 6 1/2s, 2036	20,000	19,907
Time Warner, Inc. company
guaranty 5 7/8s, 2016	20,000	19,950
Time Warner, Inc. debs. 9.15s, 2023	40,000	49,483
Time Warner, Inc. debs. 9 1/8s,
2013	130,000	151,449
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	45,000	44,156
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	60,000	61,500
Viacom, Inc. sr. notes 5 3/4s, 2011	30,000	30,015
Young Broadcasting, Inc. company
guaranty 10s, 2011	55,000	52,250
		4,042,906

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Energy (0.5%)
Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	$65,000	$65,746
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	35,000	35,022
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	115,000	114,138
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	25,000	26,188
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	110,000	114,538
Chesapeake Energy Corp.
sr. unsecd. notes 7 5/8s, 2013	45,000	47,419
Complete Production Services, Inc.
144A sr. notes 8s, 2016	60,000	61,500
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	40,000	38,600
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	40,000	38,800
Encore Acquisition Co.
sr. sub. notes 6s, 2015	89,000	81,213
Enterprise Products Operating LP
company guaranty Ser. B, 6 3/8s, 2013	30,000	30,822
Enterprise Products Operating LP
company guaranty FRN 8 3/8s, 2066	45,000	48,744
Forest Oil Corp. sr. notes 8s, 2011	60,000	62,400
Hanover Compressor Co.
sr. notes 9s, 2014	65,000	70,200
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	45,000	42,638
Hess Corp. bonds 7 7/8s, 2029	55,000	64,201
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. notes 9s, 2016	15,000	15,863
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	85,000	83,513
Kerr-McGee Corp. sec. notes
6.95s, 2024	50,000	53,250
Massey Energy Co.
sr. notes 6 5/8s, 2010	60,000	60,000
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	25,000	24,755
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	63,000	65,835
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	30,000	30,000
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	50,000	47,250
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	20,000	21,300
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	90,000	87,750
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	95,000	99,750

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Energy continued
Pogo Producing Co.
sr. sub. notes 7 7/8s, 2013	$20,000	$20,300
Pogo Producing Co.
sr. sub. notes 6 7/8s, 2017	40,000	38,200
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	80,000	83,662
Pride International, Inc.
sr. notes 7 3/8s, 2014	60,000	61,950
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	30,000	29,325
Sunoco, Inc. notes 4 7/8s, 2014	30,000	28,087
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	30,000	30,225
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	35,000	39,932
Weatherford International, Ltd.
company guaranty 6 1/2s, 2036	40,000	40,155
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	20,000	19,427
Whiting Petroleum Corp. company
guaranty 7s, 2014	30,000	29,925
		1,952,623

Financial (1.1%)
Ameriprise Financial, Inc.
jr. sub. FRN 7.518s, 2066	80,000	87,854
Axa SA 144A sub. notes FRN 6.463s,
2018 (France)	100,000	98,934
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	50,000	48,531
Block Financial Corp.
notes 5 1/8s, 2014	35,000	33,260
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.174s, 2012
(Cayman Islands)	100,000	101,377
Brandywine Operating Partnership
LP notes 5 3/4s, 2012 (R)	25,000	25,172
Capital One Capital III company
guaranty 7.686s, 2036	85,000	96,268
CIT Group, Inc. sr. notes 5s, 2015	10,000	9,615
CIT Group, Inc. sr. notes 5s, 2014	190,000	183,621
Citigroup, Inc. sub. notes 5s, 2014	20,000	19,528
CNA Financial Corp. unsecd.
notes 6 1/2s, 2016	35,000	36,510
CNA Financial Corp. unsecd.
notes 6s, 2011	35,000	35,571
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	35,000	35,738
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	45,000	51,201
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	55,000	54,050
Developers Diversified
Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	20,000	19,808

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Financial continued
E*Trade Finance Corp.
sr. notes 8s, 2011	$55,000	$57,475
Equity One, Inc. notes 5 3/8s,
2015 (R)	35,000	33,790
ERP Operating LP notes 6.584s, 2015	30,000	32,016
Executive Risk Capital Trust company
guaranty Ser. B, 8.675s, 2027	90,000	94,014
Finova Group, Inc. notes 7 1/2s, 2009	62,500	18,125
Fleet Capital Trust V bank
guaranty FRN 6.361s, 2028	50,000	49,882
Fund American Cos., Inc.
notes 5 7/8s, 2013	65,000	64,738
GATX Financial Corp. notes 5.8s, 2016	25,000	24,597
General Motors Acceptance Corp.
bonds 8s, 2031	40,000	45,923
General Motors Acceptance Corp.
FRN 6.324s, 2007	85,000	85,067
General Motors Acceptance Corp.
FRN Ser. MTN, 6.225s, 2007	85,000	85,006
General Motors Acceptance Corp.
notes 7 3/4s, 2010	40,000	41,867
General Motors Acceptance Corp.
notes 7s, 2012	40,000	41,277
General Motors Acceptance Corp.
notes 6 7/8s, 2012	95,000	97,548
General Motors Acceptance Corp.
notes 6 7/8s, 2011	125,000	128,212
General Motors Acceptance Corp.
notes 6 3/4s, 2014	150,000	154,070
General Motors Acceptance Corp.
notes 5 1/8s, 2008	30,000	29,679
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	55,000	54,792
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	30,000	31,665
Health Care REIT, Inc.
sr. notes 6s, 2013 (R)	20,000	20,098
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	35,000	34,050
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	35,000	36,632
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	25,000	24,998
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	25,000	25,769
HSBC Finance Capital Trust IX FRN
5.911s, 2035	200,000	200,989
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	110,000	111,744
International Lease Finance Corp.
notes 4 3/4s, 2012	20,000	19,446
iStar Financial, Inc. sr. unsecd.
notes 5 7/8s, 2016 (R)	80,000	79,293

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Financial continued
JP Morgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	$130,000	$140,618
JP Morgan Chase Capital XX jr.
sub. Ser. T, 6.55s, 2036	55,000	56,894
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	5,000	5,064
Liberty Mutual Insurance 144A
notes 7.697s, 2097	100,000	102,333
Lincoln National Corp. FRB 7s, 2066	60,000	63,593
Loews Corp. notes 5 1/4s, 2016	25,000	24,358
MetLife, Inc. jr. sub. FRN 6.4s, 2036	80,000	80,369
MetLife, Inc. notes 5.7s, 2035	35,000	34,203
Mizuho Financial Group Cayman,
Ltd. bank guaranty 8 3/8s, 2049
(Cayman Islands)	35,000	36,932
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	25,000	24,796
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	30,000	30,652
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	45,000	55,165
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	25,000	24,474
Nuveen Investments, Inc.
sr. notes 5s, 2010	25,000	24,594
OneAmerica Financial
Partners, Inc. 144A bonds 7s, 2033	60,000	62,066
PNC Bank NA notes 4 7/8s, 2017	50,000	47,364
ProLogis Trust sr. notes 5 3/4s,
2016 (R)	45,000	45,275
Prudential Holdings LLC 144A
bonds 8.695s, 2023	100,000	122,275
RBS Capital Trust IV company
guaranty FRN 6.164s, 2049	90,000	90,857
Realogy Corp. 144A notes 6.15s,
2011 (R)	5,000	5,109
Realogy Corp. 144A
sr. notes 6 1/2s, 2016 (R)	15,000	15,358
Rouse Co LP/TRC Co-Issuer Inc.
sr. notes 6 3/4s, 2013	30,000	30,128
Rouse Co. (The) notes 7.2s,
2012 (R)	30,000	30,833
Safeco Capital Trust I company
guaranty 8.072s, 2037	65,000	68,030
Simon Property Group LP
unsub. bonds 5 3/4s, 2015 (R)	35,000	35,509
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	35,000	34,248
St. Paul Travelers Cos., Inc.
(The) sr. unsecd. notes 5 1/2s, 2015	5,000	4,981
UBS AG/Jersey Branch FRN 8.365s,
2008 (Jersey)	135,000	138,544
UBS Preferred Funding Trust I
company guaranty 8.622s, 2049	60,000	66,279

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Financial continued
UCI Holdco, Inc. 144A
sr. notes 12.37s, 2013 ‡‡	$20,000	$19,550
Washington Mutual Capital Trust I
sr. notes 5s, 2012	50,000	48,731
Westfield Group sr. notes 5.7s,
2016 (Australia)	40,000	40,150
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049
(Australia)	60,000	59,497
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	35,000	34,898
		4,363,527

Health Care (0.3%)
Bayer Corp. 144A FRB 6.2s, 2008	45,000	45,126
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	60,000	59,100
DaVita, Inc. company
guaranty 6 5/8s, 2013	55,000	55,138
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	40,000	39,100
HCA, Inc. sr. notes 7 7/8s, 2011	132,000	132,330
HCA, Inc. 144A sr. sec.
notes 9 5/8s, 2016 ‡‡	60,000	64,500
HCA, Inc. 144A sec. notes 9 1/4s, 2016	75,000	80,344
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s, 2012	30,000	24,900
Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	10,000	9,875
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	70,000	67,025
Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	40,000	39,900
Select Medical Corp. company
guaranty 7 5/8s, 2015	5,000	4,150
Service Corporation International
sr. notes 6 3/4s, 2016	80,000	79,600
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	60,000	57,750
Tenet Healthcare Corp.
notes 7 3/8s, 2013	70,000	64,313
Tenet Healthcare Corp.
sr. notes 9 1/4s, 2015	55,000	55,000
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	60,000	60,375
US Oncology, Inc. company
guaranty 9s, 2012	35,000	36,925
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	55,000	55,688
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	50,000	56,500
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	15,000	15,450

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Health Care continued
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	$25,000	$25,813
WellPoint, Inc. notes 5s, 2014	25,000	24,204
WellPoint, Inc. unsecd.
notes 5 1/4s, 2016	30,000	29,409
Wyeth notes 5 1/2s, 2014	115,000	115,590
		1,298,105

Other (0.1%)
Dow Jones CDX NA HY pass-through
certificates Ser. 5-T1, 8 3/4s, 2010	384,000	404,640

Technology (0.3%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	58,000	60,175
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	53,000	48,760
Amkor Technologies, Inc.
sr. unsecd. notes 9 1/4s, 2016	20,000	19,600
Arrow Electronics, Inc.
debs. 7 1/2s, 2027	35,000	38,021
Avnet, Inc. notes 6s, 2015	35,000	34,510
Celestica, Inc. sr. sub. notes
7 7/8s, 2011 (Canada)	20,000	19,800
Compucom Systems, Inc. 144A
sr. notes 12s, 2014	35,000	36,050
Computer Associates
International, Inc. 144A
sr. notes 5 5/8s, 2014	85,000	79,416
Conexant Systems, Inc. 144A sec.
FRN 9.126s, 2010	25,000	25,375
Electronic Data Systems Corp. sec.
sr. notes Ser. B, 6 1/2s, 2013	75,000	75,505
Freescale Semiconductor, Inc. 144A
sr. notes 9 1/8s, 2014 ‡‡	45,000	44,719
Freescale Semiconductor, Inc. 144A
sr. notes 8 7/8s, 2014	90,000	89,663
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016	45,000	45,056
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	15,000	15,900
Iron Mountain, Inc.
sr. sub. notes 8 1/4s, 2011	80,000	80,800
Lucent Technologies, Inc.
debs. 6.45s, 2029	55,000	50,738
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	15,000	16,406
Nortel Networks, Ltd. 144A company
guaranty FRN 9.624s, 2011 (Canada)	40,000	42,150
NXP BV/NXP Funding, LLC 144A sec.
notes 7 7/8s, 2014 (Netherlands)	75,000	77,531
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	20,000	19,926

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Technology continued
Serena Software, Inc. company
guaranty 10 3/8s, 2016	$10,000	$10,613
Solectron Global Finance Corp.
company guaranty 8s, 2016	25,000	25,313
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	34,000	36,295
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	88,000	92,400
UGS Capital Corp. II 144A
sr. notes 10.348s, 2011 ‡‡	15,756	16,150
UGS Corp. company guaranty 10s, 2012	35,000	38,150
Unisys Corp. sr. notes 8s, 2012	30,000	29,663
Xerox Corp. sr. notes 6 7/8s, 2011	45,000	47,306
Xerox Corp. sr. notes 6.4s, 2016	50,000	51,063
Xerox Corp. unsec.
sr. notes 6 3/4s, 2017	15,000	15,675
		1,282,729

Transportation (0.1%)
American Airlines, Inc.
pass-through certificates
Ser. 01-2, 7.858s, 2011	25,000	27,313
Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	14,292	14,936
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	81,648	84,914
Delta Air Lines, Inc. notes 8.3s, 2029	40,000	26,800
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008	50,000	52,375
Northwest Airlines, Inc. company
guaranty 10s, 2009	35,000	33,075
Ryder System, Inc. notes Ser. MTN,
5.95s, 2011	20,000	20,226
Ryder System, Inc. notes Ser. MTN,
5.85s, 2016	30,000	29,442
		289,081

Utilities & Power (0.9%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	40,000	39,611
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	115,000	123,338
Appalachian Power Co.
sr. notes 5.8s, 2035	25,000	23,615
Arizona Public Services Co.
notes 6 1/2s, 2012	50,000	51,652
Atmos Energy Corp. notes 4.95s, 2014	50,000	47,192
Beaver Valley II Funding debs. 9s, 2017	65,000	72,994
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	85,000	84,273
CenterPoint Energy Houston
Electric, LLC general ref. mtge.
Ser. M2, 5 3/4s, 2014	5,000	5,012

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Utilities & Power continued
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	$50,000	$53,887
Cleveland Electric Illuminating Co. (The)
sr. unsec 5.95s, 2036	100,000	95,372
Cleveland Electric Illuminating Co. (The)
144A sr. notes Ser. D, 7.88s, 2017	25,000	29,226
CMS Energy Corp. sr. notes 7 1/2s, 2009	55,000	56,719
Colorado Interstate Gas Co.
debs. 6.85s, 2037	10,000	10,233
Commonwealth Edison Co. 1st mtge.
Ser. 104, 5.95s, 2016	30,000	30,330
Consolidated Natural Gas Co.
sr. notes 5s, 2014	45,000	43,270
Consumers Energy Co. 1st mtge.
5s, 2012	55,000	53,657
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	20,000	19,806
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	40,000	39,320
Dominion Resources, Inc. jr.
sub. notes FRN 6.3s, 2066	125,000	125,573
Duke Energy Field Services, LLC
144A bonds 6.45s, 2036	55,000	56,511
Duke Energy Field Services, LLC
144A notes 5 3/8s, 2015	10,000	9,651
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	40,000	41,600
Edison Mission Energy sr. unsec
7 3/4s, 2016	15,000	15,900
Edison Mission Energy sr. unsec
7 1/2s, 2013	20,000	20,900
El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	135,000	147,488
Enbridge Energy Partners LP
sr. unsec 5 7/8s, 2016	40,000	39,604
Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	45,000	42,609
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	65,000	63,213
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	25,000	25,670
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	20,000	20,750
ITC Holdings Corp. 144A
notes 5 7/8s, 2016	50,000	49,619
Kansas Gas & Electric
bonds 5.647s, 2021	20,000	19,420
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	30,000	30,178
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	110,000	110,886
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	120,000	130,200

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Utilities & Power continued
Mirant North America, LLC company
guaranty 7 3/8s, 2013	$80,000	$81,200
National Fuel Gas Co.
notes 5 1/4s, 2013	30,000	29,341
Nevada Power Co. 2nd mtge. 9s, 2013	49,000	52,917
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	25,000	24,884
Northwestern Corp. sec.
notes 5 7/8s, 2014	50,000	49,127
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	20,000	20,100
NRG Energy, Inc. sr. notes 7 3/8s, 2016	125,000	125,625
Oncor Electric Delivery Co.
debs. 7s, 2022	25,000	26,891
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	45,000	50,716
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013	45,000	44,976
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	50,000	50,106
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	75,161	75,572
PPL Energy Supply LLC
bonds Ser. A, 5.7s, 2015	30,000	29,474
Progress Energy, Inc. sr. unsecd.
notes 5 5/8s, 2016	45,000	44,895
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	45,000	48,375
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	45,000	46,558
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	25,000	24,596
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	25,000	26,841
Southern California Edison Co.
notes 6.65s, 2029	60,000	64,631
Southern California Edison Co.
06-E 1st mtge. 5.55s, 2037	50,000	47,787
Southern Union Co. jr. sub. FRN
7.2s, 2066	75,000	73,932
Teco Energy, Inc. notes 7.2s, 2011	135,000	143,100
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	5,000	5,225
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	10,000	10,911
TransAlta Corp. notes 5 3/4s,
2013 (Canada)	30,000	29,900
TXU Corp. sr. notes Ser. P, 5.55s, 2014	85,000	80,694
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s, 2011
(Canada)	95,000	100,248
Westar Energy, Inc. 1st mtge.
5.15s, 2017	5,000	4,750

CORPORATE BONDS AND NOTES (6.6%)* continued

	Principal amount	Value

Utilities & Power continued
Westar Energy, Inc. 1st mtge.
5.1s, 2020	$35,000	$32,544
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	75,000	80,250
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	10,000	10,063
Williams Partners LP/ Williams
Partners Finance Corp. 144A
bonds 7 1/4s, 2017	15,000	15,300
York Power Funding 144A
notes 12s, 2007
(Cayman Islands) (In default) (F) †	30,121	3,386
		3,384,194

Total corporate bonds and notes (cost $26,306,619)		$26,540,738

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (5.5%)*

	Principal amount	Value

Federal Home Loan Mortgage
Corporation Pass-Through Certificates
6s, with due dates from
July 1, 2021 to April 1, 2032	$1,272,455	$1,289,496
5 1/2s, November 1, 2036	79,958	79,083
5 1/2s, with due dates from
October 1, 2019 to April 1, 2020	532,200	532,141
Federal National Mortgage
Association Pass-Through Certificates
7 1/2s, July 1, 2007	2,331	2,328
7s, with due dates from
February 1, 2024 to
October 1, 2028	221,728	229,852
6 1/2s, with due dates from
October 1, 2032 to
November 1, 2034	96,084	98,188
6s, with due dates from
June 1, 2021 to June 1, 2036	5,450,432	5,521,933
6s, with due dates from
July 1, 2014 to May 1, 2021	1,009,281	1,024,055
6s, TBA, January 1, 2022	6,900,000	6,994,875
5 1/2s, with due dates from
June 1, 2036 to November 1, 2036	474,104	468,696
5 1/2s, with due dates from
February 1, 2018 to January 1, 2021	927,911	928,889
5s, with due dates from
August 1, 2035 to March 1, 2036	3,058,848	2,956,155
5s, January 1, 2021	54,368	53,488
4 1/2s, with due dates from
December 1, 2020 to
October 1, 2035	1,785,111	1,696,112

Total U.S. government and agency
mortgage obligations (cost $21,891,098)		$21,875,291

Putnam VT Global Asset Allocation Fund

U.S. TREASURY OBLIGATIONS (—%)* (cost $20,092)

	Principal amount	Value

U.S. Treasury Notes 4 1/4s,
November 15, 2013	$20,000	$19,475

ASSET-BACKED SECURITIES (3.0%)*

	Principal amount	Value

Aames Mortgage Investment Trust
FRB Ser. 04-1, Class 2A1, 5.69s, 2034	$2,812	$2,812
ABSC NIMS Trust 144A Ser. 05-HE2,
Class A1, 4 1/2s, 2035 (Cayman Islands)	7,133	7,068
Aegis Asset Backed
Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	3,609	3,533
Ser. 04-6N, Class Note,
4 3/4s, 2035	4,265	4,168
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.73s, 2029	160,832	161,406
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.85s, 2012	167,668	167,694
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	1,323	1,323
Ameriquest Mortgage
Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.85s, 2036	54,000	47,146
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.82s, 2036	25,000	18,823
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.85s, 2035	25,000	20,116
Asset Backed
Securities Corp. Home
Equity Loan Trust
FRB Ser. 04-HE9, Class A2,
5.72s, 2034	3,665	3,667
FRB Ser. 05-HE1, Class A3,
5.61s, 2035	15,539	15,550
Banc of America
Mortgage Securities
Ser. 04-D, Class 2A, IO,
0.433s, 2034	644,580	2,683
Ser. 05-E, Class 2, IO,
0.306s, 2035	1,604,000	9,608
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.38s, 2011	60,000	60,684
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	39,000	38,518
Bayview Commercial Asset Trust
144A Ser. 06-4A, Class IO, IO,
1.14s, 2036	119,786	14,962
Bayview Financial Acquisition Trust
FRB Ser. 03-G, Class A1, 5.95s, 2039	250,000	250,118
Ser. 04-B, Class A1, 5.85s, 2039	268,751	268,750

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Bayview Financial Acquisition Trust
FRB Ser. 03-F, Class A, 5.85s, 2043	$67,707	$67,738
FRB Ser. 04-D, Class A, 5.74s, 2044	98,767	98,820
Ser. 05-B, Class A, IO, 4.59s, 2039	357,743	9,070
Ser. 04-D, Class A, IO, 3.938s, 2007	428,289	6,020
Bayview Financial
Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
6.67s, 2038	37,877	38,172
FRB Ser. 03-SSRA, Class A,
6.05s, 2038	37,877	38,138
FRB Ser. 04-SSRA, Class A1,
5.95s, 2039	50,210	50,552
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 4.876s, 2034	28,261	28,146
Bear Stearns Asset
Backed Securities, Inc.
FRB Ser. 03-3, Class A2, 5.94s, 2043	86,755	86,972
FRB Ser. 03-1, Class A1, 5.85s, 2042	76,974	77,226
FRB Ser. 05-3, Class A1, 5.8s, 2035	94,011	94,305
Bombardier Capital Mortgage
Securitization Corp. Ser. 99-B,
Class A2, 6.975s, 2012	7,159	5,118
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
8.1s, 2010	13,000	13,221
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	10,366	10,221
CARSSX Finance, Ltd. 144A FRB
Ser. 04-AA, Class B4, 10.85s,
2011 (Cayman Islands)	24,653	25,502
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.43s, 2010	100,000	101,334
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	4,364	4,306
CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034 (Cayman Islands)	1,436	1,375
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.454s, 2010	60,000	60,537
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014	100,000	109,268
Conseco Finance
Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	116,869	24,304
Ser. 00-4, Class A6, 8.31s, 2032	455,000	393,196
Ser. 00-5, Class A6, 7.96s, 2032	129,000	112,134
Ser. 02-1, Class M1F, 7.954s, 2033	67,000	70,683
Ser. 01-4, Class A4, 7.36s, 2033	291,000	301,729
Ser. 01-1, Class A5, 6.99s, 2032	725,000	709,757
Ser. 01-3, Class A4, 6.91s, 2033	85,000	82,062
Ser. 02-1, Class A, 6.681s, 2033	175,344	177,679
Ser. 01-1, Class A4, 6.21s, 2032	28,978	28,988

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Conseco Finance
Securitizations Corp.
Ser. 01-3, Class A3, 5.79s, 2033	$17,742	$17,735
Ser. 01-4, Class A, IO, 2 1/2s, 2033	425,179	6,760
Ser. 01-3, Class A, IO, 2 1/2s, 2033	1,457,250	15,884
Ser. 01-1, Class A, IO, 2 1/2s, 2032	671,242	604
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.45s, 2036	155,071	262
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036	57,340	130
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	83,650	418
Countrywide Asset Backed
Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	4,151	4,054
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	5,389	5,392
Ser. 04-14N, 5s, 2036	3,388	3,329
Countrywide Home Loans
Ser. 06-0A5, Class X, IO,
2.339s, 2046	604,684	25,321
Ser. 05-2, Class 2X, IO,
1.16s, 2035	759,113	17,317
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.808s, 2035 (SN)	603,400	18,452
IFB Ser. 05-R2, Class 1AS, IO,
0.423s, 2035 (SN)	339,259	10,637
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	100,000	102,488
Fieldstone Mortgage
Investment Corp. FRB Ser. 05-1,
Class M3, 5.89s, 2035	32,000	32,052
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	7,342	186
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s, 2009	100,000	97,901
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	15,992	2,562
Ser. 04-3, Class A, 4 1/2s, 2034	216	198
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
5.83s, 2010	100,000	100,062
GE Corporate Aircraft
Financing, LLC 144A Ser. 04-1A,
Class B, 6.17s, 2018	35,488	35,747
GEBL 144A
Ser. 04-2, Class D, 8.1s, 2032	84,101	82,795
Ser. 04-2, Class C, 6.2s, 2032	84,101	84,100
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 6s, 2007	350,000	8,365

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Granite Mortgages PLC
FRB Ser. 03-3, Class 1C, 6.824s,
2044 (United Kingdom)	$70,000	$70,904
FRB Ser. 02-2, Class 1C, 6.626s,
2043 (United Kingdom)	50,000	50,277
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	33,057	31,467
Ser. 99-5, Class A5, 7.86s, 2030	481,000	472,583
Ser. 97-6, Class A9, 7.55s, 2029	36,430	37,702
Ser. 97-4, Class A7, 7.36s, 2029	73,404	75,658
Ser. 96-10, Class M1, 7.24s, 2028	63,000	62,872
Ser. 97-6, Class M1, 7.21s, 2029	42,000	40,084
Ser. 97-6, Class A8, 7.07s, 2029	15,908	16,190
Ser. 97-7, Class A8, 6.86s, 2029	52,365	53,114
Green Tree Financial Corp.
Ser. 99-3, Class A6, 6 1/2s, 2031	55,000	53,822
Ser. 99-2, Class A7, 6.44s, 2030	87,747	86,286
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	170,482	157,668
Ser. 99-5, Class A4, 7.59s, 2028	116,494	118,379
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.36s, 2045	446,676	12,493
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	56,727	56,133
GSAMP Trust 144A Ser. 05-NC1,
Class N, 5s, 2035	2,360	2,354
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	19,902	21,189
Ser. 05-RP3, Class 1A3, 8s, 2035	61,606	65,011
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	50,677	52,840
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	55,269	58,306
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	62,676	65,341
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.859s, 2035	97,786	96,895
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5 7/8s,
2036 (Cayman Islands)	136,279	135,257
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.094s, 2040
(United Kingdom)	36,000	36,006
Home Equity Asset Trust 144A
Ser. 04-4N, Class A, 5s, 2034	2,481	2,436
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	21,000	20,751
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class M1,
6.63s, 2028	10,000	9,697
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 8.35s, 2036 (Cayman Islands)	120,000	126,998

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Marriott Vacation Club
Owner Trust 144A
FRB Ser. 02-1A, Class A1, 6.05s, 2024	$26,803	$26,992
Ser. 04-1A, Class C, 5.265s, 2026	22,088	21,754
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.661s, 2034	32,726	33,025
Ser. 04-13, Class 3A6, 3.786s, 2034	134,000	128,897
Ser. 06-OA1, Class X, IO,
2.025s, 2046	608,400	22,815
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	128,216	2,865
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	316,075	889
MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034
(Cayman Islands)	902	890
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	75,798	78,881
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5, 6.53s, 2010	100,000	101,408
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.97s, 2027	104,583	99,354
Merrill Lynch Mortgage
Investors, Inc. FRB Ser. 05-A9,
Class 3A1, 5.291s, 2035	250,019	248,457
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	1,002	994
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	1,679	1,653
Ser. 04-WM3N, Class N1,
4 1/2s, 2035	2,591	2,514
Ser. 04-WM2N, Class N1,
4 1/2s, 2034	1,602	1,582
Ser. 04-WM1N, Class N1,
4 1/2s, 2034	1,320	1,295
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	42,942	42,500
Morgan Stanley ABS Capital I FRB
Ser. 04-WMC3, Class A2PT,
5.64s, 2035	11,457	11,465
Morgan Stanley
Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	9,546	9,524
Ser. 04-HB2, Class E, 5s, 2012	14,217	14,053
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.396s, 2035	249,768	249,300
IFB Ser. 06-7, Class 4A3, IO,
zero %, 2036	226,933	732
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	29,331	28,676
Ser. 04-B, Class C, 3.93s, 2012	11,498	11,234
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	69,000	66,815

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 6.522s, 2035	$32,910	$33,671
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	24,647	25,664
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	75,856	59,893
Ser. 95-B, Class B1, 7.55s, 2021	27,000	17,817
Ser. 01-E, Class A4, 6.81s, 2031	134,129	118,547
Ser. 01-E, Class A, IO, 6s, 2009	154,683	19,324
Ser. 02-C, Class A1, 5.41s, 2032	214,089	185,825
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030	74,369	66,490
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.676s,
2018 (Ireland)	30,000	30,387
FRB Ser. 05-A, Class D, 6.876s,
2012 (Ireland)	32,000	31,997
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.85s, 2035	10,000	8,588
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	27,956	27,433
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6 1/2s, 2042
(United Kingdom)	60,000	60,577
FRB Ser. 4, Class 3C, 6.153s, 2042
(United Kingdom)	110,000	111,015
FRB Ser. 5, Class 2C, 6.003s, 2042
(United Kingdom)	104,000	104,278
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.36s,
2011 (United Kingdom)	116,000	115,995
FRB Ser. 04-2A, Class C, 6.24s,
2011 (United Kingdom)	100,000	99,697
Providian Gateway
Master Trust 144A
FRB Ser. 04-AA, Class D, 7.2s, 2011	100,000	100,314
Ser. 04-DA, Class D, 4.4s, 2011	45,000	44,341
Residential Asset Mortgage
Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	86,665	86,261
Residential Asset
Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 8.1s, 2035	52,000	46,692
Ser. 04-NT12, Class Note, 4.7s, 2035	658	653
Ser. 04-NT, Class Note, 4 1/2s, 2034	7,855	7,597
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.2s, 2036	59,220	671
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	202,246	187,760
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5.61s, 2033	96,089	96,164

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

SAIL Net Interest
Margin Notes 144A
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	$651	$65
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	2,725	55
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	733	59
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	6,919	6,853
Ser. 04-11A, Class A2, 4 3/4s,
2035 (Cayman Islands)	2,316	2,306
Ser. 05-1A, Class A, 4 1/4s, 2035
(Cayman Islands)	6,205	6,164
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s,
2035 (Cayman Islands)	7,469	7,331
Ser. 05-WF1A, Class A, 4 3/4s,
2035 (Cayman Islands)	1,525	1,521
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 04-HS1N, Class Note,
5.92s, 2034	2,610	104
Ser. 04-HE1N, Class Note,
4.94s, 2034	7,003	280
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.85s, 2035	29,000	24,766
Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1,
5.277s, 2035	118,374	117,795
Ser. 04-8, Class 1A3, 4.646s, 2034	13,045	13,149
Ser. 05-9, Class AX, IO,
0.952s, 2035	1,513,348	22,549
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.67s, 2034	72,081	72,074
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.874s, 2015	246,819	246,510
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3,
5.088s, 2034	142,266	132,136
IFB Ser. 05-6, Class 5A8,
3.2s, 2035	243,194	205,529
Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B, 5.77s, 2035	14,182	14,187
TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s,
2037 (Cayman Islands)	100,000	108,188
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.148s, 2036	164,301	163,053
Ser. 05-AR2, Class 2A1, 4.544s, 2035	72,338	71,354

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount		Value

Wells Fargo Mortgage
Backed Securities Trust
Ser. 04-R, Class 2A1, 4.36s, 2034		$73,961	$72,763
Ser. 05-AR12, Class 2A5, 4.32s, 2035		965,000	936,219
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012		9,332	9,210
Ser. 04-4, Class D, 3.58s, 2012		12,286	12,095
Ser. 04-1, Class D, 3.17s, 2011		7,361	7,319
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s, 2011		16,939	16,960

Total asset-backed securities (cost $12,021,700)			$11,853,475

PURCHASED OPTIONS OUTSTANDING (—%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.28%
versus the three
month USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar 07/5.28	$4,916,000	$64,889
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.28% versus
the three month
USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar 07/5.28	4,916,000	27,455

Total purchased options outstanding (cost $241,130)			$92,344

MUNICIPAL BONDS AND NOTES (—%)* (cost $44,995)

		Principal
	Rating**	amount	Value

MI Tobacco Settlement
Fin. Auth. Rev.
Bonds, Ser. A,
7.309s, 6/1/34	Baa3	$45,000	$47,035

SHORT-TERM INVESTMENTS (8.9%)*

		Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.80%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$11,029,302		$11,012,098

Putnam VT Global Asset Allocation Fund

SHORT-TERM INVESTMENTS (8.9%)* continued

		Principal amount/shares		Value

Putnam Prime Money Market Fund (e)		23,707,076		$23,707,077
Calyon for an effective yield
of 5.15%, February 26, 2007
(France)			$700,000	699,864
HBOS Treasury Services PLC for an
effective yield of 5.25%,
April 5, 2007 (United Kingdom)			300,000	300,004

Total short-term investments
(cost $35,719,043)				$35,719,043

Total investments (cost $351,612,702)				$414,712,443

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Australia				1.1%
Finland				0.5
France				1.7
Germany				1.8
Italy				0.6
Japan				4.3
Netherlands				1.8
Spain				0.7
Sweden				0.9
Switzerland				1.1
United Kingdom				4.5
United States				78.3
Other				2.7

Total				100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06
(aggregate face value $48,542,138)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$17,807,256	$17,306,717	1/17/07	$500,539
British Pound	3,009,166	3,010,535	3/22/07	(1,369)
Canadian Dollar	1,923,560	1,998,094	1/17/07	(74,534)
Euro	7,594,632	7,570,781	3/22/07	23,851
Hong Kong Dollar	296,569	296,841	2/21/07	(272)
Japanese Yen	936,990	972,048	2/21/07	(35,058)
Mexican Peso	1,000,351	987,796	1/17/07	12,555
Norwegian Krone	7,979,551	8,070,777	3/22/07	(91,226)
South Korean Won	2,125,317	2,096,322	2/21/07	28,995
Swedish Krona	4,191,020	4,225,293	3/22/07	(34,273)
Swiss Franc	1,965,710	2,006,934	3/22/07	(41,224)

Total				$287,984

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06
(aggregate face value $91,290,552)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$4,057,431	$3,946,799	1/17/07	$(110,632)
British Pound	10,554,344	10,635,159	3/22/07	80,815
Canadian Dollar	5,606,001	5,787,029	1/17/07	181,028
Danish Krone	624,169	628,373	3/22/07	4,204
Euro	24,253,195	24,418,698	3/22/07	165,503
Japanese Yen	25,682,288	26,084,500	2/21/07	402,212
Mexican Peso	1,000,351	992,382	1/17/07	(7,969)
New Zealand Dollar	1,123,168	1,052,973	1/17/07	(70,195)
Norwegian Krone	4,515,827	4,607,494	3/22/07	91,667
Singapore Dollar	824,994	808,654	2/21/07	(16,340)
Swedish Krona	5,386,173	5,394,687	3/22/07	8,514
Swiss Franc	6,884,859	6,933,804	3/22/07	48,945

Total				$777,752

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond
10 yr (Long)	150	$11,148,165	Mar-07	$(62,784)
Canadian Government
Bond 10 yr (Long)	2	195,466	Mar-07	(1,914)
Dow Jones Euro Stoxx
50 Index (Short)	424	23,258,860	Mar-07	(36,197)
Euro-Bobl 5 yr (Long)	6	861,593	Mar-07	(12,604)
Euro-Bund 10 yr (Long)	86	13,167,741	Mar-07	(298,670)
Euro-Bund 10 yr (Short)	30	4,593,398	Mar-07	103,645
Euro-Dollar 90-day (Short)	108	25,663,500	Dec-07	53,119
Euro-Dollar 90-day (Long)	101	23,906,700	Mar-07	(42,425)
Euro-Dollar 90-day (Long)	8	1,898,300	Sep-07	(1,122)
Euro-Dollar 90-day (Long)	8	1,895,400	Jun-07	(1,722)
FTSE 100 Index (Short)	113	13,755,955	Mar-07	62,686
Japanese Government
Bond Mini 10 yr (Long)	41	4,613,232	Mar-07	(14,949)
Japanese Government
Bond 10 yr (Long)	3	3,378,560	Mar-07	(2,784)
S&P/Toronto Stock
Exchange 60
Index (Long)	94	12,055,504	Mar-07	39,955
Tokyo Price
Index (Long)	86	12,156,179	Mar-07	520,241
Tokyo Price
Index (Short)	11	1,554,860	Mar-07	(66,625)
U.K. Gilt 10 yr (Long)	84	17,787,988	Mar-07	(325,005)
Russell 2000 Index
Mini (Long)	59	4,689,910	Mar-07	(45,812)
Russell 2000 Index
Mini (Short)	162	12,877,380	Mar-07	127,656
S&P ASX 200 Index (Short)	31	3,455,013	Mar-07	(36,827)
S&P Mid Cap 400
Index E-Mini (Long)	1	81,130	Mar-07	(592)

Putnam VT Global Asset Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 12/31/06 continued

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

S&P MidCap 400
Index E-Mini (Short)	35	$2,839,550	Mar-07	$60,830
S&P 500 Index (Long)	2	714,200	Mar-07	1,930
S&P 500 Index
E-Mini (Long)	467	33,355,475	Mar-07	37,593
S&P 500 Index
E-Mini (Short)	311	22,213,175	Mar-07	(26,279)
U.S. Treasury Long
Bond 20 yr (Short)	2	222,875	Mar-07	2,246
U.S. Treasury Note
2 yr (Short)	57	11,629,781	Mar-07	41,471
U.S. Treasury Note
5 yr (Long)	121	12,712,563	Mar-07	(109,883)
U.S. Treasury Note
5 yr (Short)	3	315,188	Mar-07	1,775
U.S. Treasury Note
10 yr (Long)	488	52,444,750	Mar-07	(563,613)
U.S. Treasury Note
10 yr (Short)	377	40,515,719	Mar-07	598,557

Total				$1,897

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $436,109)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 4.55%
versus the three month
USD-LIBOR-BBA maturing
on July 5, 2017.		$4,220,000	Jul 07/4.55	$9,174
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
4.55% versus the three
month USD-LIBOR-BBA
maturing on
July 5, 2017.		4,220,000	Jul 07/4.55	209,447
Option on an interest rate
swap with Lehman Brothers
International for the
obligation to pay a fixed rate
of 5.225% versus the three
month USD-LIBOR-BBA
maturing March 5, 2018.		1,584,000	Mar 08/5.225	38,849
Option on an interest rate
swap with Lehman Brothers
International for the
obligation to receive a fixed
rate of 5.225% versus the
three month USD-LIBOR-
BBA maturing
March 5, 2018.		1,584,000	Mar 08/5.225	34,800

Total				$292,270

TBA SALE COMMITMENTS OUTSTANDING at 12/31/06
(proceeds receivable $398,250)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, January 1, 2037	$400,000	1/11/07	$395,344

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$600,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$(19,862)

204,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	492

2,300,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	37,610

170,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	8,881

140,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	6,738

340,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	15,994

940,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	38,624

4,700,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	74,441

3,500,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(71,178)

4,370,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	138,350

1,500,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	53,893

4,509,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	18,779

Citibank, N.A.
2,220,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(50,672)

190,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(2,743)

Credit Suisse First Boston International
2,750,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(96,048)

3,140,000	3/9/09	3 month USD-LIBOR-BBA	3.195%	(104,782)

6,200,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	202,072

Credit Suisse International
303,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(2,245)

185,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	2,814

Goldman Sachs International
195,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(5,691)

560,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(6,698)

937,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	(8,066)

1,145,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(14,181)

5,186,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	11,737

1,191,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(6,871)

5,302,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	5,324

191,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(2,033)

368,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	3,282

1,105,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(11,667)

JPMorgan Chase Bank, N.A.
2,100,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	38,416

1,400,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(54,511)

4,000,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	160,030

7,200,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	116,637

574,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(13,820)

2,860,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(167,248)

200,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	10,488

820,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	34,642

746,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	7,267

1,188,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(6,122)

5,288,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	4,804

2,300,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	7,080

1,650,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	8,942

3,900,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(45,675)

432,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	3,544

1,295,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(13,855)

208,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(4,495)

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$8,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	$36,022

3,435,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(89,481)

Lehman Brothers International (Europe)
853,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(9,144)

2,123,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(843)

853,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	9,310

2,123,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	1,054

8,408,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(365,477)

7,663,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(211,070)

4,710,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	36,701

Lehman Brothers Special Financing, Inc.
660,000	11/29/26	3 month USD-LIBOR-BBA	5.135%	(13,938)

2,610,000	11/29/16	3 month USD-LIBOR-BBA	5.02%	(33,408)

7,400,000	11/29/08	3 month USD-LIBOR-BBA	5.045%	(22,482)

6,530,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(55,652)

6,250,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(153,099)

10,375,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	169,960

Total				$(399,129)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$337,445	1/19/07	—	S&P 500 Index	$(243,668)
6 month forward
variance

Bear Stearns Bank PLC
3,210,000	6/1/07	41.2 bp plus	The spread	7,149
		change in spread	return of Lehman
		of Lehman	Brothers Aaa
		Brothers Aaa	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
multiplied by
the modified
duration factor

Citibank, N.A.
1,135,000	5/1/07	10 bp plus	The spread	213
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

12,617,845	1/17/07	3 month USD-	Russell 2000	(696,047)
		LIBOR-BBA minus	Total Return
		85 bp	Index

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$178,000	9/15/11	678 bp (1 month	Ford Credit Auto	$(267)
		USD-LIBOR-BBA)	Owner Trust
			Series 2005-B
			Class D

830,000	5/1/07	15 bp plus	The spread	1,500
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
		Securities Index

JPMorgan Chase Bank, N.A.
288,023 (E)	3/16/07	—	S&P 500 Index	(144,956)
			6 month forward
			variance

3,633,663	1/11/07	1 month USD-	Standard & Poors	(43,775)
		LIBOR-BBA minus	500 Capital
		30 bp	Goods Index

9,005,423	1/11/07	1 month USD-	Standard & Poors	177,262
		LIBOR-BBA minus	500 Software &
		30 bp	Services Index

1,919,538	1/11/07	1 month USD-	Standard & Poors	(67,046)
		LIBOR-BBA minus	500
		30 bp	Telecommunication
			Services Index

5,518,969	1/11/07	1 month USD-	Standard & Poors	(125,566)
		LIBOR-BBA minus	500 Banks Index
		30 bp

757,107	1/11/07	1 month USD-	Standard & Poors	(4,545)
		LIBOR-BBA minus	500 Automobiles
		30 bp	& Components
			Index

1,235,272	1/11/07	1 month USD-	Standard & Poors	(16,703)
		LIBOR-BBA minus	500 Food &
		30 bp	Staples
			Retailing GICS
			Industry Group
			Index

2,042,947	1/11/07	1 month USD-	Standard and	91,006
		LIBOR-BBA minus	Poors 500
		30 bp	Semiconductors
			and
			Semiconductors
			Equipment
			Industry Group
			Index

1,741,477	1/11/07	1 month USD-	Standard & Poors	(4,555)
		LIBOR-BBA minus	500 Consumer
		30 bp	Services Index

1,793,012	1/11/07	1 month USD-	Standard & Poors	18,945
		LIBOR-BBA minus	500 Consumer
		30 bp	Durables &
			Apparel Index

1,753,128	1/11/07	1 month USD-	Standard & Poors	(3,240)
		LIBOR-BBA minus	500 Household &
		30 bp	Personal
			Products Index

30,286,279	4/4/07	3 month USD-	Russell 2000	(2,361,347)
		LIBOR-BBA minus	Index
		90 bp

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$2,589,995	1/11/07	1 month USD-	Standard & Poors	$15,918
		LIBOR-BBA minus	500 Commercial
		30 bp	Services &
			Supplies Index

996,208	1/11/07	1 month USD-	Standard & Poors	15,877
		LIBOR-BBA minus	500 Real Estate
		30 bp	Index

7,703,659	1/11/07	(1 month USD-	Standard & Poors	(130,039)
		LIBOR-BBA plus	500 Retailing
		25 bp)	Index

996,375	1/11/07	(1 month USD-	Standard & Poors	(28,558)
		LIBOR-BBA plus	500 Energy Index
		25 bp)

996,241	1/11/07	(1 month USD-	Standard & Poors	30,010
		LIBOR-BBA plus	500 Health Care
		25 bp)	Equipment &
			Services Index

2,706,978	1/11/07	(1 month USD-	Standard & Poors	85,298
		LIBOR-BBA plus	500 Diversified
		25 bp)	Financials Index

1,403,125	1/11/07	(1 month USD-	Standard & Poors	(61,400)
		LIBOR-BBA plus	500
		25 bp)	Transportation
			Index

4,892,354	1/11/07	(1 month USD-	Standard & Poors	111,784
		LIBOR-BBA plus	500 Media Index
		25 bp)

3,922,247	1/11/07	(1 month USD-	Standard & Poors	(24,855)
		LIBOR-BBA plus	500 Materials
		25 bp)	Index

5,095,895	1/11/07	(1 month USD-	Standard & Poors	(2,567)
		LIBOR-BBA plus	500
		25 bp)	Pharmaceuticals,
			Biotechnology &
			Life Sciences
			Index

5,270,318	1/11/07	(1 month USD-	Standard & Poors	(104,262)
		LIBOR-BBA plus	500 Technology
		25 bp)	Hardware &
			Equipment Index

1,135,000	5/1/07	(10 bp plus	The spread	212
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
		Securities Index)

3,617,504	9/21/07	3 month USD-	Russell 2000	(22,022)
		LIBOR-BBA	Total Return
		minus 90 bp	Index

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$299,243	4/1/07	(1 year USD-	Lehman Brothers	$ 14,717
		LIBOR-BBA minus	U.S. High Yield
		35 bp)	Index

699,816	3/1/07	(1 year USD-	Lehman Brothers	38,619
		LIBOR-BBA	U.S. High Yield
		minus 25 bp)	Index

Merrill Lynch International
801,249	10/26/07	3 month USD-	Russell 2000	(20,878)
		LIBOR-BBA minus	Total Return
		0.85%	Index

Total				$(3,497,786)

(E) See Note 1 to the financial statements regarding extended effective dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	$—	$35,000	9/20/11	(111 bp)	$(406)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	15,000	6/20/11	(101 bp)	(137)

Waste Management,
7.375%, 8/1/10	—	55,000	9/20/12	64 bp	535

Citibank, N.A.
Celestica, Inc. 7 7/8%,
7/1/11	—	40,000	9/20/11	285 bp	90

Ford Motor Co., 7.45%,
7/16/31	—	15,000	6/20/07	620 bp	433

Visteon Corp., 7%,
3/10/14	—	20,000	6/20/09	605 bp	987

CreditSuisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	35,000	9/20/07	(487.5 bp)	(1,040)

Ford Motor Co., 7.45%,
7/16/31	—	45,000	9/20/08	725 bp	3,865

Ford Motor Co., 7.45%,
7/16/31	—	10,000	9/20/07	(485 bp)	(295)

Deutsche Bank AG
DJ CDX NA IG Series 7	—	167,000	12/20/13	(50 bp)	(464)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	167,000	12/20/13	55 bp	1,228

Ford Motor Co., 7.45%,
7/16/31	—	21,000	6/20/07	595 bp	497

France Telecom, 7.25%,
1/28/13	—	90,000	6/20/16	70 bp	1,052

Visteon Corp., 7%,
3/10/14	—	25,000	6/20/09	535 bp	713

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/31	$ —	$15,000	6/20/07	630 bp	$ 441

Noble Energy, Inc., 8%,
4/1/27	—	55,000	6/20/13	60 bp	(235)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	414,000	(a)	2.461%	37,471

DJ CDX NA IG Series 6
Index	119	277,000	6/20/13	(50 bp)	(1,050)

DJ CDX NA IG Series 6
Index 7-10% tranche	—	277,000	6/20/13	55 bp	2,536

DJ CDX NA IG Series 7
Index	(1,017)	8,890,000	12/20/11	(40 bp)	(26,561)

DJ CDX NA IG Series 7
Index	—	278,000	12/20/13	(50 bp)	(772)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	278,000	12/20/13	56 bp	2,209

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/08	620 bp	2,681

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/07	(427.5 bp)	(842)

General Motors Corp.,
7 1/8%, 7/15/13	—	10,000	9/20/07	(425 bp)	(238)

General Motors Corp.,
7 1/8%, 7/15/13	—	10,000	9/20/08	620 bp	765

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	10,000	9/20/11	(108 bp)	(104)

JPMorgan Chase Bank, N.A.
Computer Associates, 5
5/8%,2014	—	45,000	12/20/13	(134 bp)	664

Ford Motor Co., 7.45%,
7/16/31	—	15,000	6/20/07	635 bp	351

Ford Motor Co., 7.45%,
7/16/31	—	20,000	6/20/07	665 bp	497

Ford Motor Co., 7.45%,
7/16/31	—	5,000	9/20/07	(345 bp)	(67)

Ford Motor Co., 7.45%,
7/16/31	—	5,000	9/20/08	550 bp	220

General Motors Corp.,
7 1/8%, 7/15/13	—	5,000	9/20/07	(350 bp)	(76)

General Motors Corp.,
7 1/8%, 7/15/13	—	5,000	9/20/08	500 bp	282

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7
Index	154	260,000	12/20/13	(50 bp)	(568)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	260,000	12/20/13	54.37 bp	1,815

Hilton Hotels, 7 5/8%,
12/1/12	—	65,000	6/20/13	94 bp	(1,590)

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	$ —	$ 20,000	9/20/07	(345 bp)	$ (295)

Ford Motor Co., 7.45%,
7/16/31	—	20,000	9/20/08	570 bp	928

General Motors Corp.,
7 1/8%, 7/15/13	—	25,000	9/20/07	(335 bp)	(428)

General Motors Corp.,
7 1/8%, 7/15/13	—	25,000	9/20/08	500 bp	1,272

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	171	288,000	12/20/13	(50 bp)	(629)

DJ CDX NA IG Series 7
Index, 7-10% tranche	—	288,000	12/20/13	53 bp	1,776

Ford Motor Co., 7.45%,
7/16/31	—	5,000	9/20/07	(345 bp)	(83)

Ford Motor Co., 7.45%,
7/16/31	—	5,000	9/20/08	560 bp	281

General Motors Corp.,
7 1/8%, 7/15/13	—	5,000	9/20/07	(335 bp)	(86)

General Motors Corp.,
	—	5,000	9/20/08	500 bp	276

Total					$27,899

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

See page 251 for Notes to the Portfolios.

Putnam VT Global Equity Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (98.5%)*

	Shares	Value

Airlines (1.6%)
Air France-KLM (France)	235,028	$9,887,541

Automotive (4.3%)
Nissan Motor Co., Ltd. (Japan)	905,400	10,996,658
Suzuki Motor Corp. (Japan)	532,300	15,046,054
		26,042,712

Banking (14.1%)
Alpha Bank AE (Greece)	51,030	1,541,414
Bank of America Corp.	364,556	19,463,645
Bank of Ireland PLC (Ireland)	143,773	3,310,923
Barclays PLC (United Kingdom)	343,019	4,885,284
Credit Agricole SA (France)	322,190	13,497,396
KBC Groupe SA (Belgium)	41,312	5,055,215
Royal Bank of Scotland Group PLC
(United Kingdom)	338,485	13,157,661
Societe Generale (France)	38,912	6,581,392
U.S. Bancorp	188,580	6,824,710
UniCredito Italiano SpA (Italy)	824,874	7,207,702
Washington Mutual, Inc.	82,829	3,767,891
		85,293,233

Beverage (0.8%)
InBev NV (Belgium)	75,430	4,970,029

Biotechnology (2.1%)
Amgen, Inc. † #	113,200	7,732,692
Biogen Idec, Inc. †	107,500	5,287,925
		13,020,617

Building Materials (0.6%)
Sherwin-Williams Co. (The)	54,306	3,452,775

Chemicals (1.5%)
BASF AG (Germany)	94,122	9,187,358

Computers (0.4%)
IBM Corp.	24,900	2,419,035

Conglomerates (2.0%)
Mitsubishi Corp. (Japan)	449,500	8,434,648
Vivendi SA (France)	88,360	3,440,383
		11,875,031

Consumer (1.2%)
Matsushita Electric Industrial Co., Ltd. (Japan)	366,000	7,359,677

Consumer Finance (4.8%)
Capital One Financial Corp.	196,200	15,072,084
Countrywide Financial Corp. (S)	337,600	14,331,120
		29,403,204

Consumer Goods (1.9%)
Reckitt Benckiser PLC
(United Kingdom)	252,554	11,541,615

COMMON STOCKS (98.5%)* continued

	Shares	Value

Electric Utilities (1.5%)
FirstEnergy Corp.	30,100	$1,815,030
PG&E Corp.	157,800	7,468,674
		9,283,704

Electronics (2.1%)
Atmel Corp. †	383,600	2,320,780
Hynix Semiconductor, Inc.
(South Korea) †	106,502	4,137,721
Motorola, Inc.	69,200	1,422,752
United Microelectronics Corp. (Taiwan)	8,141,942	5,064,496
		12,945,749

Energy (2.6%)
Grant Prideco, Inc. †	210,400	8,367,608
Petroleum Geo-Services ASA (Norway) †	323,250	7,570,306
		15,937,914

Financial (1.3%)
Citigroup, Inc.	123,072	6,855,110
ORIX Corp. (Japan)	4,480	1,299,702
		8,154,812

Food (2.3%)
Delhaize Group (Belgium)	170,772	14,223,086

Gaming & Lottery (1.3%)
Sankyo Co., Ltd. (Japan)	146,100	8,096,547

Homebuilding (0.8%)
Barratt Developments PLC
(United Kingdom)	199,685	4,826,640

Household Furniture and Appliances (0.9%)
Whirlpool Corp. (S)	67,971	5,642,952

Insurance (3.7%)
ACE, Ltd. (Bermuda)	20,720	1,255,010
Allianz SE (Germany)	63,827	13,044,701
Zurich Financial Services AG (Switzerland)	29,963	8,037,952
		22,337,663

Investment Banking/Brokerage (3.6%)
Credit Suisse Group (Switzerland)	155,200	10,827,509
Goldman Sachs Group, Inc. (The)	56,400	11,243,340
		22,070,849

Machinery (1.2%)
Fanuc, Ltd. (Japan)	14,900	1,460,948
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	45,488	1,779,945
SMC Corp. (Japan)	28,300	3,984,416
		7,225,309

Manufacturing (1.4%)
Hyundai Mipo Dockyard (South Korea)	20,206	2,591,536
SKF AB Class B (Sweden)	328,340	6,036,681
		8,628,217

Putnam VT Global Equity Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Metals (5.8%)
Algoma Steel, Inc. (Canada) †	103,500	$2,923,879
BHP Billiton PLC (United Kingdom)	81,816	1,511,846
Boliden AB (Sweden) †	353,000	9,071,516
Grupo Mexico SAB de CV SA Ser. B
(Mexico)	421,600	1,546,439
IPSCO, Inc. (Canada)	36,300	3,415,554
Phelps Dodge Corp.	23,900	2,861,308
POSCO (South Korea)	32,482	10,765,893
Teck Cominco, Ltd. Class B (Canada)	37,700	2,845,466
		34,941,901

Office Equipment & Supplies (1.8%)
Canon, Inc. (Japan)	190,600	10,792,874

Oil & Gas (8.7%)
Exxon Mobil Corp.	230,443	17,658,847
Frontier Oil Corp.	50,500	1,451,370
Marathon Oil Corp.	177,944	16,459,820
Nippon Mining Holdings, Inc. (Japan)	562,500	4,046,853
Norsk Hydro ASA (Norway) (S)	45,750	1,406,812
Valero Energy Corp.	226,400	11,582,624
		52,606,326

Pharmaceuticals (7.4%)
Johnson & Johnson	270,400	17,851,808
Pfizer, Inc.	540,600	14,001,540
Roche Holding AG (Switzerland)	49,794	8,908,466
Watson Pharmaceuticals, Inc. †	166,823	4,342,403
		45,104,217

Railroads (0.9%)
Canadian National Railway Co. (Canada)	120,900	5,197,890

Regional Bells (2.3%)
Qwest Communications
International, Inc. † (S)	675,561	5,654,446
Verizon Communications, Inc.	223,300	8,315,692
		13,970,138

Retail (2.2%)
Marks & Spencer Group PLC
(United Kingdom)	395,726	5,542,719
Supervalu, Inc.	209,800	7,500,350
		13,043,069

Shipping (1.8%)
Mitsui O.S.K Lines, Ltd. (Japan)	1,090,000	10,764,958

Software (2.5%)
Oracle Corp. †	901,500	15,451,710

Technology Services (1.1%)
Accenture, Ltd. Class A (Bermuda)	179,300	6,621,549

COMMON STOCKS (98.5%)* continued

	Shares	Value

Telecommunications (4.2%)
Embarq Corp.	65,794	$3,458,133
France Telecom SA (France)	84,862	2,336,258
Koninklijke (Royal) KPN NV (Netherlands)	515,219	7,301,559
Sprint Nextel Corp. (S)	668,800	12,633,632
		25,729,582

Telephone (1.3%)
China Netcom Group Corp., Ltd.
(Hong Kong)	2,867,300	7,681,557

Tobacco (0.5%)
Japan Tobacco, Inc. (Japan)	612	2,951,839

Total common stocks (cost $509,306,400)		$598,683,879

SHORT-TERM INVESTMENTS (5.2%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	7,522,800	$7,522,800
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.80%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$24,098,977	24,062,456

Total short-term investments (cost $31,585,256)		$31,585,256

Total investments (cost $540,891,656)		$630,269,135

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Belgium		4.0%
Bermuda		1.6
Canada		2.4
France		5.9
Germany		3.7
Hong Kong		1.3
Ireland		0.5
Italy		1.2
Japan		14.1
Netherlands		1.2
Norway		1.5
South Korea		2.9
Sweden		2.5
Switzerland		4.6
Taiwan		0.8
United Kingdom		6.8
United States		44.6
Other		0.4

Total		100.0%

Putnam VT Global Equity Fund

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06
(aggregate face value $103,535,163)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$39,030,497	$37,901,929	1/17/07	$1,128,568
British Pound	29,005,740	29,166,507	3/22/07	(160,767)
Canadian Dollar	6,513,408	6,637,590	1/17/07	(124,182)
Euro	14,577,347	14,606,935	3/22/07	(29,588)
Japanese Yen	8,836,083	9,094,005	2/21/07	(257,922)
Norwegian Krone	3,007,863	3,034,370	3/22/07	(26,507)
Swedish Krona	3,068,016	3,093,827	3/22/07	(25,811)

Total				$503,791

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06
(aggregate face value $117,331,930)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Canadian Dollar	$4,138,164	$4,207,213	1/17/07	$69,049
Euro	13,247,556	13,242,235	3/22/07	(5,321)
Japanese Yen	74,525,828	75,946,522	2/21/07	1,420,694
Norwegian Krone	1,989,978	2,021,161	3/22/07	31,183
Swedish Krona	8,429,637	8,459,278	3/22/07	29,641
Swiss Franc	13,315,197	13,455,521	3/22/07	140,324

Total				$1,685,570

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Dow Jones Euro
Stoxx 50 Index (Long)	12	$658,270	Mar-07	$1,070
New Financial Times
Stock Exchange
100 Index (Long)	11	1,339,075	Mar-07	(5,962)
S&P 500 Index (Long)	4	1,428,400	Mar-07	2,107
Tokyo Price Index (Long)	9	1,272,158	Mar-07	55,009

Total				$52,224

See page 251 for Notes to the Portfolios.

Putnam VT Growth and Income Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (99.6%)*

	Shares	Value

Advertising and Marketing Services (0.3%)
Omnicom Group, Inc.	104,000	$10,872,160

Aerospace and Defense (2.1%)
Boeing Co. (The)	68,600	6,094,424
Lockheed Martin Corp.	539,000	49,625,730
United Technologies Corp.	507,000	31,697,640
		87,417,794

Airlines (0.6%)
Southwest Airlines Co.	1,725,850	26,440,022

Automotive (0.8%)
Ford Motor Co. (S)	4,480,000	33,644,800

Banking (8.0%)
Bank of America Corp.	3,482,500	185,930,675
Commerce Bancorp, Inc.	788,400	27,806,868
PNC Financial Services Group	85,800	6,352,632
U.S. Bancorp	1,799,900	65,138,381
Wells Fargo & Co.	1,139,400	40,517,064
		325,745,620

Beverage (1.4%)
Coca-Cola Enterprises, Inc.	1,035,000	21,134,700
Molson Coors Brewing Co. Class B	351,551	26,872,558
Pepsi Bottling Group, Inc. (The)	274,000	8,469,340
		56,476,598

Biotechnology (0.5%)
Biogen Idec, Inc. †	440,000	21,643,600

Building Materials (1.4%)
Masco Corp. (S)	1,531,200	45,736,944
Sherwin-Williams Co. (The)	160,000	10,172,800
		55,909,744

Chemicals (1.9%)
Dow Chemical Co. (The)	195,000	7,788,300
E.I. du Pont de Nemours & Co. (S)	746,000	36,337,660
Huntsman Corp. †	183,700	3,484,789
Rohm & Haas Co. (S)	579,470	29,622,506
		77,233,255

Commercial and Consumer Services (0.4%)
Dun & Bradstreet Corp. (The) †	185,000	15,316,150

Communications Equipment (1.2%)
Cisco Systems, Inc. †	462,200	12,631,926
Corning, Inc. †	733,000	13,714,430
Qualcomm, Inc.	553,000	20,897,870
		47,244,226

COMMON STOCKS (99.6%)* continued

	Shares	Value

Computers (2.6%)
Dell, Inc. †	593,900	$14,900,951
EMC Corp. †	1,296,000	17,107,200
Hewlett-Packard Co.	318,210	13,107,070
IBM Corp.	642,200	62,389,730
		107,504,951

Conglomerates (4.2%)
3M Co.	775,800	60,458,094
Honeywell International, Inc.	410,000	18,548,400
Textron, Inc.	357,269	33,501,114
Tyco International, Ltd. (Bermuda)	1,899,300	57,738,720
		170,246,328

Consumer Finance (4.4%)
Capital One Financial Corp.	1,070,000	82,197,400
Countrywide Financial Corp.	2,269,300	96,331,785
		178,529,185

Consumer Goods (1.2%)
Clorox Co.	381,000	24,441,150
Eastman Kodak Co. (S)	935,000	24,123,000
		48,564,150

Consumer Services (0.1%)
Service Corporation International	354,100	3,629,525

Containers (0.1%)
Crown Holdings, Inc. †	193,800	4,054,296
Owens-Illinois, Inc. †	23,627	435,918
		4,490,214

Electric Utilities (3.4%)
Edison International	846,000	38,476,080
Entergy Corp.	286,800	26,477,376
Exelon Corp.	81,600	5,050,224
PG&E Corp.	1,350,200	63,904,966
Sierra Pacific Resources †	380,300	6,400,449
		140,309,095

Electrical Equipment (0.4%)
Emerson Electric Co.	410,000	18,076,900

Electronics (1.7%)
Intel Corp.	1,454,400	29,451,600
Motorola, Inc.	1,016,000	20,888,960
National Semiconductor Corp. (S)	886,000	20,112,200
		70,452,760

Energy (0.7%)
BJ Services Co.	561,000	16,448,520
Pride International, Inc. †	376,000	11,283,760
		27,732,280

Financial (7.8%)
AMBAC Financial Group, Inc.	162,779	14,498,726
Citigroup, Inc.	3,966,996	220,961,677

Putnam VT Growth and Income Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Financial continued
JPMorgan Chase & Co.	321,000	$15,504,300
MGIC Investment Corp. (S)	746,900	46,711,126
SLM Corp.	434,000	21,166,180
		318,842,009

Food (0.6%)
Tyson Foods, Inc. Class A	1,589,779	26,151,865

Health Care Services (3.0%)
Cardinal Health, Inc.	524,300	33,780,649
Caremark Rx, Inc.	384,000	21,930,240
CIGNA Corp.	148,400	19,524,988
Express Scripts, Inc. † (S)	129,000	9,236,400
Lincare Holdings, Inc. †	242,000	9,641,280
McKesson Corp.	123,000	6,236,100
Medco Health Solutions, Inc. †	242,000	12,932,480
Omnicare, Inc. (S)	233,000	9,000,790
		122,282,927

Homebuilding (1.4%)
Lennar Corp. (S)	668,800	35,085,248
Toll Brothers, Inc. † (S)	651,000	20,981,730
		56,066,978

Household Furniture and Appliances (0.7%)
Whirlpool Corp. (S)	328,000	27,230,560

Insurance (9.5%)
ACE, Ltd. (Bermuda)	624,500	37,825,965
American International Group, Inc.	1,401,500	100,431,490
Berkshire Hathaway, Inc. Class B †	25,026	91,745,316
Chubb Corp. (The)	363,717	19,244,266
Endurance Specialty Holdings, Ltd. (Bermuda)	120,708	4,415,499
Everest Re Group, Ltd. (Barbados)	309,900	30,404,289
Genworth Financial, Inc. Class A	1,642,530	56,190,951
Loews Corp.	230,000	9,538,100
Prudential Financial, Inc.	461,000	39,581,460
		389,377,336

Investment Banking/Brokerage (5.3%)
Bear Stearns Cos., Inc. (The)	415,000	67,553,700
E*Trade Financial Corp. †	1,174,000	26,321,080
Goldman Sachs Group, Inc. (The)	184,000	36,680,400
Legg Mason, Inc. (S)	149,000	14,162,450
Morgan Stanley	898,900	73,197,427
		217,915,057

Leisure (0.8%)
Brunswick Corp.	1,064,360	33,953,084

Lodging/Tourism (1.2%)
Carnival Corp. (S)	138,000	6,768,900
Royal Caribbean Cruises, Ltd.	599,800	24,819,724
Wyndham Worldwide Corp. †	584,480	18,715,050
		50,303,674

COMMON STOCKS (99.6%)* continued

	Shares	Value

Machinery (2.5%)
Caterpillar, Inc.	482,000	$29,561,060
Deere (John) & Co.	302,130	28,723,499
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	159,200	6,229,496
Parker-Hannifin Corp.	469,500	36,095,160
		100,609,215

Manufacturing (0.2%)
ITT Corp.	161,000	9,148,020

Medical Technology (1.5%)
Baxter International, Inc.	243,300	11,286,687
Becton, Dickinson and Co.	184,000	12,907,600
Boston Scientific Corp. †	1,133,530	19,474,045
Hospira, Inc. †	562,000	18,871,960
		62,540,292

Metals (0.9%)
Freeport-McMoRan Copper &
Gold, Inc. Class B (S)	542,900	30,255,817
Phelps Dodge Corp.	46,000	5,507,120
		35,762,937

Natural Gas Utilities (0.1%)
Dynegy, Inc. Class A †	92,906	672,639
Southern Union Co.	173,872	4,859,722
		5,532,361

Oil & Gas (7.0%)
Apache Corp. (S)	262,000	17,425,620
Devon Energy Corp.	104,300	6,996,444
Exxon Mobil Corp.	1,627,300	124,699,999
Hess Corp.	735,100	36,438,907
Marathon Oil Corp.	673,600	62,308,000
Newfield Exploration Co. †	508,065	23,345,587
Valero Energy Corp.	116,100	5,939,676
XTO Energy, Inc.	245,000	11,527,250
		288,681,483

Pharmaceuticals (4.2%)
Barr Pharmaceuticals, Inc. †	306,000	15,336,720
Eli Lilly Co.	377,996	19,693,592
Johnson & Johnson	364,000	24,031,280
Mylan Laboratories, Inc. (S)	374,700	7,479,012
Pfizer, Inc.	4,066,900	105,332,710
		171,873,314

Photography/Imaging (0.1%)
Xerox Corp. †	191,700	3,249,315

Publishing (0.7%)
Idearc, Inc. † (S)	806,595	23,108,947
R. R. Donnelley & Sons Co.	152,600	5,423,404
		28,532,351

Railroads (0.1%)
Norfolk Southern Corp.	115,000	5,783,350

Putnam VT Growth and Income Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Regional Bells (2.8%)
Qwest Communications
International, Inc. † (S)	2,615,102	$21,888,404
Verizon Communications, Inc.	2,501,900	93,170,756
		115,059,160

Restaurants (0.7%)
McDonald’s Corp.	463,600	20,551,388
Yum! Brands, Inc.	154,000	9,055,200
		29,606,588

Retail (3.8%)
Big Lots, Inc. † (S)	131,000	3,002,520
Circuit City Stores-Circuit City Group (S)	581,000	11,027,380
Dollar General Corp. (S)	745,000	11,964,700
Family Dollar Stores, Inc. (S)	359,000	10,529,470
Federated Department Stores, Inc. (S)	795,000	30,313,350
Home Depot, Inc. (The)	1,303,400	52,344,544
OfficeMax, Inc.	142,300	7,065,195
Ross Stores, Inc.	738,000	21,623,400
Supervalu, Inc.	183,800	6,570,850
		154,441,409

Schools (0.7%)
Apollo Group, Inc. Class A † (S)	780,000	30,396,600

Software (1.4%)
McAfee, Inc. †	615,000	17,453,700
Oracle Corp. †	940,500	16,120,170
Symantec Corp. † (S)	1,102,000	22,976,700
		56,550,570

Staffing (0.3%)
Hewitt Associates, Inc. Class A †	527,000	13,570,250

Technology Services (0.4%)
Computer Sciences Corp. †	278,000	14,836,860

Telecommunications (1.2%)
Embarq Corp.	68,130	3,580,913
Sprint Nextel Corp.	2,459,600	46,461,844
		50,042,757

Telephone (1.4%)
AT&T, Inc. (S)	1,663,000	59,452,250

Textiles (0.7%)
Jones Apparel Group, Inc.	501,000	16,748,430
NIKE, Inc. Class B (S)	114,136	11,302,888
		28,051,318

Tobacco (0.4%)
Altria Group, Inc.	180,800	15,516,256

Toys (0.1%)
Mattel, Inc.	255,400	5,787,364

COMMON STOCKS (99.6%)* continued

	Shares	Value

Waste Management (0.7%)
Waste Management, Inc.	774,000	$28,459,980

Total common stocks (cost $3,167,545,376)		$4,083,086,847

CONVERTIBLE BONDS AND NOTES (0.2%)* (cost $6,621,000)

Principal amount		Value

Ford Motor Co. cv. sr. notes
4 1/4s, 2036	$6,621,000	$7,076,194

SHORT-TERM INVESTMENTS (6.7%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	12,749,725	$12,749,725
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$264,317,618	263,901,835

Total short-term investments (cost $276,651,560)		$276,651,560

Total investments (cost $3,450,817,936)		$4,366,814,601

See page 251 for Notes to the Portfolios.

Putnam VT Growth Opportunities Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (100.1%)*

	Shares	Value

Advertising and Marketing Services (0.8%)
Omnicom Group, Inc.	3,900	$407,706

Aerospace and Defense (2.9%)
Boeing Co. (The)	5,200	461,968
L-3 Communications Holdings, Inc.	4,001	327,202
Lockheed Martin Corp.	7,501	690,617
		1,479,787

Airlines (1.0%)
JetBlue Airways Corp. †	18,700	265,540
Southwest Airlines Co.	15,600	238,992
		504,532

Automotive (1.0%)
Harley-Davidson, Inc.	6,900	486,243

Banking (6.9%)
Bank of America Corp.	23,120	1,234,377
Commerce Bancorp, Inc.	21,100	744,197
U.S. Bancorp	20,900	756,371
Wells Fargo & Co.	21,200	753,872
		3,488,817

Biotechnology (1.7%)
Amgen, Inc. †	8,600	587,466
Genentech, Inc. †	3,600	292,068
		879,534

Broadcasting (0.4%)
Grupo Televisa SA de CV ADR
(Mexico)	7,000	189,070

Building Materials (0.9%)
Sherwin-Williams Co. (The)	7,200	457,776

Commercial and Consumer Services (1.2%)
Corporate Executive Board Co. (The)	1,700	149,090
Dun & Bradstreet Corp. (The) †	3,100	256,649
Equifax, Inc.	4,700	190,820
		596,559

Communications Equipment (4.3%)
Cisco Systems, Inc. †	53,500	1,462,159
Qualcomm, Inc.	19,700	744,463
		2,206,622

Computers (4.8%)
Apple Computer, Inc. †	10,400	882,336
Dell, Inc. †	28,300	710,047
EMC Corp. †	43,500	574,200
Network Appliance, Inc. †	7,200	282,816
		2,449,399

Conglomerates (1.3%)
Danaher Corp.	8,900	644,716

COMMON STOCKS (100.1%)* continued

	Shares	Value

Consumer Finance (4.4%)
Capital One Financial Corp.	14,500	$1,113,890
Countrywide Financial Corp.	26,500	1,124,925
		2,238,815

Consumer Goods (1.9%)
Colgate-Palmolive Co.	7,000	456,680
Procter & Gamble Co. (The)	8,200	527,014
		983,694

Consumer Services (0.5%)
Liberty Media Holding Corp. —
Interactive Class A †	10,700	230,799

Electronics (0.5%)
Microchip Technology, Inc.	8,200	268,140

Energy (0.7%)
Halliburton Co.	11,300	350,865

Financial (3.8%)
American Express Co.	14,600	885,782
Chicago Mercantile Exchange
Holdings, Inc. (The)	700	356,825
Moody’s Corp.	5,200	359,112
SLM Corp.	6,800	331,636
		1,933,355

Health Care Services (5.9%)
Caremark Rx, Inc.	6,900	394,059
Medco Health Solutions, Inc. †	5,600	299,264
UnitedHealth Group, Inc.	22,600	1,214,298
WellPoint, Inc. †	13,800	1,085,922
		2,993,543

Homebuilding (0.5%)
NVR, Inc. †	400	258,000

Insurance (4.6%)
American International Group, Inc.	18,100	1,297,046
Berkshire Hathaway, Inc. Class B †	130	476,580
Prudential Financial, Inc.	6,700	575,262
		2,348,888

Investment Banking/Brokerage (7.4%)
Bear Stearns Cos., Inc. (The)	7,200	1,172,016
BlackRock, Inc.	1,700	258,230
Goldman Sachs Group, Inc. (The)	6,900	1,375,515
Morgan Stanley	8,100	659,583
T. Rowe Price Group, Inc.	6,900	302,013
		3,767,357

Lodging/Tourism (1.7%)
Las Vegas Sands Corp. †	5,000	447,400
Royal Caribbean Cruises, Ltd.	6,400	264,832
Wyndham Worldwide Corp. †	5,500	176,110
		888,342

Putnam VT Growth Opportunities Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value

Machinery (1.6%)
Caterpillar, Inc.	6,500	$398,645
Parker-Hannifin Corp.	5,700	438,216
		836,861

Manufacturing (0.1%)
Illinois Tool Works, Inc.	730	33,719

Medical Technology (2.5%)
Becton, Dickinson and Co.	4,300	301,645
Medtronic, Inc.	11,700	626,067
St. Jude Medical, Inc. †	8,800	321,728
		1,249,440

Natural Gas Utilities (—%)
Dynegy, Inc. Class A †	1,868	13,524

Oil & Gas (5.9%)
Devon Energy Corp.	9,300	623,844
EOG Resources, Inc.	7,900	493,355
Exxon Mobil Corp.	7,000	536,410
Hess Corp.	8,800	436,216
Occidental Petroleum Corp.	6,800	332,044
Valero Energy Corp.	11,400	583,224
		3,005,093

Pharmaceuticals (3.2%)
Barr Pharmaceuticals, Inc. †	5,200	260,624
Johnson & Johnson	16,100	1,062,922
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	9,500	295,260
		1,618,806

Publishing (1.7%)
McGraw-Hill Cos., Inc. (The)	13,100	891,062

Real Estate (1.0%)
CB Richard Ellis Group, Inc.
Class A †	15,900	527,880

Restaurants (1.8%)
Starbucks Corp. †	9,100	322,322
Yum! Brands, Inc.	10,100	593,880
		916,202

Retail (10.1%)
Abercrombie & Fitch Co. Class A	4,200	292,446
Bed Bath & Beyond, Inc. †	8,800	335,280
Best Buy Co., Inc.	8,750	430,413
CVS Corp.	11,800	364,738
Home Depot, Inc. (The)	26,200	1,052,192
Kohl’s Corp. †	5,500	376,365
Lowe’s Cos., Inc.	26,200	816,130
Ross Stores, Inc.	13,500	395,550
Staples, Inc.	41,400	1,105,380
		5,168,494

COMMON STOCKS (100.1%)* continued

	Shares	Value

Semiconductor (0.9%)
Applied Materials, Inc.	25,000	$461,250

Software (5.1%)
Adobe Systems, Inc. †	14,200	583,904
Autodesk, Inc. †	12,700	513,842
Microsoft Corp.	19,700	588,242
Oracle Corp. †	52,300	896,422
		2,582,410

Technology Services (5.7%)
Accenture, Ltd. Class A (Bermuda)	7,100	262,203
Automatic Data Processing, Inc.	16,000	788,000
eBay, Inc. †	23,600	709,652
Google, Inc. Class A †	1,571	723,414
Western Union Co. (The)	18,100	405,802
		2,889,071

Transportation Services (1.4%)
Expeditors International
of Washington, Inc.	3,400	137,700
United Parcel Service, Inc. Class B	7,600	569,848
		707,548

Total common stocks (cost $42,795,059)		$50,953,919

SHORT-TERM INVESTMENTS (0.1%)* (cost $72,216)

	Shares	Value

Putnam Prime Money Market Fund (e)	72,216	$72,216

Total investments (cost $42,867,275)		$51,026,135

See page 251 for Notes to the Portfolios.

Putnam VT Health Sciences Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (99.3%)*

	Shares	Value

Biotechnology (19.8%)
Amgen, Inc. † (S)	266,600	$18,211,446
Amylin Pharmaceuticals, Inc. † (S)	70,900	2,557,363
Basilea Pharmaceutical 144A
(Switzerland) †	5,000	873,796
Biogen Idec, Inc. †	143,800	7,073,522
Genentech, Inc. †	167,500	13,589,275
Genzyme Corp. †	71,600	4,409,128
Idenix Pharmaceuticals, Inc. † (S)	73,700	640,453
MedImmune, Inc. † (S)	181,500	5,875,155
Neurocrine Biosciences, Inc. † (S)	28,000	291,760
		53,521,898

Health Care Services (16.6%)
Cardinal Health, Inc.	105,900	6,823,137
Caremark Rx, Inc.	77,400	4,420,314
Charles River Laboratories
International, Inc. † (S)	53,100	2,296,575
CIGNA Corp.	30,700	4,039,199
Community Health Systems, Inc. †	88,500	3,232,020
Coventry Health Care, Inc. †	64,550	3,230,728
Express Scripts, Inc. † (S)	8,000	572,800
Health Management Associates, Inc.
Class A	149,700	3,160,167
Medco Health Solutions, Inc. †	55,000	2,939,200
Omnicare, Inc. (S)	69,300	2,677,059
Triad Hospitals, Inc. †	73,100	3,057,773
WellPoint, Inc. †	107,100	8,427,699
		44,876,671

Medical Technology (19.1%)
Baxter International, Inc.	109,900	5,098,261
Becton, Dickinson and Co.	72,700	5,099,905
Boston Scientific Corp. †	476,400	8,184,552
Edwards Lifesciences Corp. † (S)	14,965	703,954
Hospira, Inc. †	125,800	4,224,364
Medtronic, Inc.	238,800	12,778,188
Nobel Biocare Holding AG
(Switzerland)	19,770	5,842,688
St. Jude Medical, Inc. †	179,700	6,569,832
Synthes, Inc. (Switzerland)	27,900	3,325,497
		51,827,241

Pharmaceuticals (43.8%)
Abbott Laboratories	142,100	6,921,691
Astellas Pharma, Inc. (Japan)	135,700	6,179,246
Barr Pharmaceuticals, Inc. †	105,000	5,262,600
Cephalon, Inc. † (S)	26,000	1,830,660
Daiichi Sankyo Co., Ltd. (Japan)	196,400	6,138,187
Eli Lilly Co.	170,600	8,888,260
GlaxoSmithKline PLC ADR
(United Kingdom)	163,100	8,605,156
Johnson & Johnson	255,100	16,841,702

COMMON STOCKS (99.3%)* continued

	Shares	Value

Pharmaceuticals continued
Mylan Laboratories, Inc. (S)	195,300	$3,898,188
Novartis AG (Switzerland)	196,424	11,286,979
Ono Pharmaceutical Co., Ltd.
(Japan)	30,700	1,618,192
Pfizer, Inc.	369,900	9,580,410
Roche Holding AG (Switzerland)	86,440	15,464,671
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	118,100	3,670,548
Wyeth	242,700	12,358,284
		118,544,774

Total common stocks (cost $206,295,398)		$268,770,584

SHORT-TERM INVESTMENTS (5.7%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$14,513,332	$14,490,502
Putnam Prime Money Market Fund (e)	868,666	868,666

Total short-term investments (cost $15,359,168)		$15,359,168

Total investments (cost $221,654,566)		$284,129,752

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Israel		1.4%
Japan		5.2
Switzerland		13.6
United Kingdom		3.2
United States		76.6

Total		100.0%

Putnam VT Health Sciences Fund

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06
(aggregate face value $16,131,645)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$939,945	$886,415	1/17/07	$53,530
British Pound	7,635,729	7,696,988	3/22/07	(61,259)
Canadian Dollar	707,677	736,529	1/17/07	(28,852)
Danish Krone	1,771,645	1,783,575	3/22/07	(11,930)
Euro	4,738,875	4,793,749	3/22/07	(54,874)
Japanese Yen	226,231	234,389	2/21/07	(8,159)

Total				$(111,544)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06
(aggregate face value $25,682,992)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

British Pound	$835,094	$836,665	03/22/07	$1,571
Japanese Yen	4,169,066	4,269,941	02/21/07	100,875
Swiss Franc	20,099,814	20,576,386	03/22/07	476,572

Total				$579,018

See page 251 for Notes to the Portfolios.

Putnam VT High Yield Fund

The fund’s portfolio
12/31/06

CORPORATE BONDS AND NOTES (86.7%)*

	Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013	$1,035,000	$1,054,406
Lamar Media Corp. company
guaranty Ser. B, 6 5/8s, 2015	540,000	535,275
		1,589,681

Automotive (4.2%)
ArvinMeritor, Inc. sr. unsecd.
notes 8 1/8s, 2015	385,000	379,706
Dana Corp. notes 5.85s, 2015	1,540,000	1,104,950
Ford Motor Co. notes 7.45s, 2031	2,405,000	1,887,925
Ford Motor Credit Corp.
bonds 7 3/8s, 2011	615,000	608,815
Ford Motor Credit Corp.
notes 7 7/8s, 2010	2,705,000	2,727,468
Ford Motor Credit Corp.
notes 7 3/8s, 2009	1,370,000	1,372,918
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	3,555,000	3,809,021
Ford Motor Credit Corp. sr. unsec
8s, 2016	590,000	585,191
Ford Motor Credit Corp. sr. unsec.
FRN 8.11s, 2012	455,000	451,026
Ford Motor Credit Corp. 144A
sr. unsecd. notes 9 3/4s, 2010	1,256,000	1,336,145
General Motors Corp.
notes 7.2s, 2011	4,210,000	4,083,700
Lear Corp. 144A sr. notes
8 1/2s, 2013	1,370,000	1,328,900
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 (S)	1,155,000	1,178,100
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	1,070,000	1,171,650
TRW Automotive, Inc.
sr. notes 9 3/8s, 2013	1,165,000	1,249,463
TRW Automotive, Inc.
sr. sub. notes 11s, 2013	1,775,000	1,945,844
		25,220,822

Basic Materials (9.8%)
Abitibi-Consolidated, Inc.
debs. 8.85s, 2030 (Canada)	410,000	336,200
Abitibi-Consolidated, Inc.
notes 7 3/4s, 2011 (Canada)	900,000	807,750
Abitibi-Consolidated, Inc.
notes 6s, 2013 (Canada)	810,000	648,000
AK Steel Corp. company
guaranty 7 3/4s, 2012	2,610,000	2,629,575
ARCO Chemical Co. debs.
10 1/4s, 2010	715,000	790,075
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014	1,365,000	1,508,325
Builders FirstSource, Inc. company
guaranty FRB 9.624s, 2012	1,710,000	1,682,213

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount		Value

Basic Materials continued
Century Aluminum Co. company
guaranty 7 1/2s, 2014		$625,000	$633,594
Chaparral Steel Co. company
guaranty 10s, 2013		2,450,000	2,734,813
Chesapeake Corp.
sr. sub. notes 7s, 2014	EUR	192,000	236,515
Clondalkin Industries BV 144A
sr. notes 8s, 2014 (Netherlands)	EUR	1,125,000	1,556,551
Cognis Holding GmbH & Co. 144A
sr. notes 12.282s, 2015
(Germany) ‡‡	EUR	1,080,394	1,493,408
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	295,000	425,680
Compass Minerals International, Inc.
sr. disc. notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††		$535,000	509,588
Compass Minerals International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		2,275,000	2,246,563
Covalence Specialty
Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		2,810,000	2,571,150
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††		3,015,000	2,577,825
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		1,715,000	1,822,188
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		2,545,000	2,786,775
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		775,000	831,188
Hercules, Inc. company
guaranty 6 3/4s, 2029		1,480,000	1,450,400
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC 144A
sr. notes 9 3/4s, 2014		2,060,000	2,088,325
Huntsman, LLC company
guaranty 11 5/8s, 2010		519,000	567,008
IMC Global, Inc. notes 7.3s, 2028		855,000	786,600
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		755,000	736,125
Jefferson Smurfit Corp. company
guaranty 7 1/2s, 2013		815,000	766,100
JSG Holding PLC 144A
sr. notes 11 1/2s, 2015
(Ireland) ‡‡	EUR	954,977	1,318,471
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		$670,000	703,500
Lyondell Chemical Co. company
guaranty 8s, 2014		1,075,000	1,115,313
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		1,040,000	1,102,400

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount		Value

Basic Materials continued
MDP Acquisitions PLC sr. notes
Ser. EUR, 10 1/8s,
2012 (Ireland)	EUR	70,000	$99,947
Metals USA, Inc. sec.
notes 11 1/8s, 2015		$1,165,000	1,280,044
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		1,555,000	1,555,000
Momentive Performance
Materials, Inc. 144A
sr. sub. notes 11 1/2s, 2016		520,000	509,600
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		335,000	347,144
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		200,000	205,250
Nalco Co. sr. sub. notes 9s, 2013	EUR	675,000	975,349
Nalco Co. sr. sub. notes
8 7/8s, 2013		$690,000	730,538
Nell AF S.a.r.l. 144A sr. notes
8 3/8s, 2015 (Luxembourg)	EUR	870,000	1,227,268
Nell AF S.a.r.l. 144A sr. notes
8 3/8s, 2015 (Luxembourg)		$880,000	904,200
NewPage Corp. sec. notes 10s, 2012		1,190,000	1,255,450
Newpage Holding Corp.
sr. notes 12.389s, 2013 ‡‡		580,000	568,400
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s,
2011 (Canada)		1,770,000	1,792,125
Novelis, Inc. 144A
sr. notes 8 1/4s, 2015		1,080,000	1,044,900
PCI Chemicals Canada sec.
sr. notes 10s, 2008 (Canada)		236,346	245,800
PQ Corp. company guaranty
7 1/2s, 2013		1,715,000	1,689,275
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	1,345,000	1,891,115
Stone Container Corp.
sr. notes 9 3/4s, 2011		$2,264,000	2,337,580
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		275,000	289,781
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. A, 5s, 2011 ‡‡		176,127	137,379
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. B, 6s, 2010 ‡‡		99,979	77,984
			58,626,347

Beverage (0.1%)
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008		685,000	700,413
Constellation Brands, Inc.
sr. sub. notes Ser. B, 8 1/8s, 2012		70,000	72,888
			773,301

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Broadcasting (2.2%)
British Sky Broadcasting PLC
company guaranty 8.2s, 2009
(United Kingdom)	$770,000	$819,897
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	2,395,000	2,296,206
DirecTV Holdings, LLC
sr. notes 8 3/8s, 2013	974,000	1,012,960
Echostar DBS Corp. company
guaranty 7s, 2013	1,080,000	1,078,650
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	250,000	243,750
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	2,660,000	2,643,375
Ion Media Networks, Inc. 144A sec.
FRN 11.61s, 2013	680,000	688,500
Ion Media Networks, Inc. 144A sec.
FRN 8.61s, 2012	820,000	830,250
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013	365,000	347,663
Sirius Satellite Radio, Inc.
sr. unsecd. notes 9 5/8s, 2013	1,265,000	1,244,444
Young Broadcasting, Inc. company
guaranty 10s, 2011	1,732,000	1,645,400
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	590,000	511,088
		13,362,183

Building Materials (1.5%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	2,425,000	2,497,750
Building Materials Corp. company
guaranty 8s, 2008	640,000	671,271
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.36s, 2012	1,755,000	1,781,325
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	2,220,000	1,554,000
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013	1,065,000	1,080,975
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,680,000	1,646,400
		9,231,721

Cable Television (2.9%)
Adelphia Communications Corp.
sr. notes 10 7/8s, 2010 (In default) †	290,000	266,075
Adelphia Communications Corp.
sr. notes 10 1/4s, 2007 (In default) †	130,000	117,975
Adelphia Communications Corp.
sr. notes 9 3/8s, 2009 (In default) †	80,000	75,800
Adelphia Communications Corp.
sr. notes 7 7/8s, 2009 (In default) †	140,000	126,350

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

Principal amount			Value

Cable Television continued
Adelphia Communications Corp.
sr. notes Ser. B, 9 7/8s,
2007 (In default) †		$755,000	$692,713
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014		865,000	874,731
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012		425,000	417,563
CCH I Holdings, LLC company
guaranty stepped-coupon zero %
(12 1/8s, 1/15/07), 2015 ††		95,000	85,500
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015		5,789,000	5,940,961
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010		1,275,000	1,330,781
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010		1,200,000	1,255,500
CSC Holdings, Inc. debs. 7 5/8s, 2018		355,000	345,681
CSC Holdings,
Inc. sr. notes Ser. B, 7 5/8s, 2011		1,450,000	1,477,188
CSC Holdings, Inc. 144A
sr. notes 6 3/4s, 2012		1,495,000	1,457,625
NTL Cable PLC sr. notes 9 1/8s,
2016 (United Kingdom)		580,000	612,625
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012		1,935,000	2,034,169
			17,111,237

Capital Goods (7.2%)
Aleris International, Inc. 144A
sr. notes 9s, 2014		550,000	552,750
Aleris International, Inc. 144A
sr. sub. notes 10s, 2016		550,000	551,375
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		1,175,000	1,175,000
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008		1,855,000	1,950,069
Amsted Industries, Inc. 144A
sr. notes 10 1/4s, 2011		2,015,000	2,156,050
Blount, Inc. sr. sub. notes 8 7/8s, 2012		1,135,000	1,157,700
Bombardier, Inc. 144A sr. notes 8s,
2014 (Canada)		415,000	425,375
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		950,000	951,188
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		2,175,000	2,240,250
Crown Euro Holdings SA company
guaranty 6 1/4s, 2011 (France)	EUR	1,637,000	2,245,513
Decrane Aircraft Holdings Co.
company guaranty zero %, 2008
(acquired 7/23/04, cost $1,082,547) ‡		$3,300,000	2,359,500
Graham Packaging Co., Inc.
sub. notes 9 7/8s, 2014		1,730,000	1,747,300
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		1,545,000	1,572,038

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount		Value

Capital Goods continued
K&F Acquisitions, Inc. company
guaranty 7 3/4s, 2014		$1,730,000	$1,781,900
L-3 Communications Corp.
company guaranty 7 5/8s, 2012		640,000	662,400
L-3 Communications Corp.
company guaranty 6 1/8s, 2013		840,000	823,200
L-3 Communications Corp.
sr. sub. notes Class B, 6 3/8s, 2015		1,510,000	1,494,900
Legrand SA debs. 8 1/2s,
2025 (France)		2,580,000	2,967,000
Manitowoc Co., Inc. (The)
company guaranty 10 1/2s, 2012		1,246,000	1,344,123
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		1,960,000	1,862,000
Owens Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	1,700,000	2,244,442
Owens-Brockway Glass
Container, Inc. company
guaranty 8 1/4s, 2013		$600,000	620,250
Owens-Brockway Glass
Container, Inc. sr. sec.
notes 8 3/4s, 2012		895,000	948,700
Ray Acquisition SCA 144A sec.
notes 9 3/8s, 2015 (France)	EUR	1,475,000	2,221,827
RBS Global, Inc. and Rexnord Corp.
144A company guaranty
9 1/2s, 2014		$2,140,000	2,225,600
RBS Global, Inc. and Rexnord Corp.
144A sr. sub. notes 11 3/4s, 2016		265,000	276,925
Solo Cup Co.
sr. sub. notes 8 1/2s, 2014		1,095,000	947,175
TD Funding Corp. company
guaranty 7 3/4s, 2014		340,000	350,200
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012		1,500,000	1,687,500
Terex Corp. company
guaranty 7 3/8s, 2014		685,000	695,275
Titan International, Inc. 144A
sr. notes 8s, 2012		955,000	960,969
			43,198,494

Commercial and Consumer Services (0.1%)
iPayment, Inc. company
guaranty 9 3/4s, 2014		510,000	524,025

Communication Services (7.8%)
American Cellular Corp. company
guaranty 9 1/2s, 2009		385,000	381,150
American Cellular Corp.
sr. notes Ser. B, 10s, 2011		865,000	914,738
American Tower Corp.
sr. notes 7 1/2s, 2012		735,000	760,725
American Towers, Inc. company
guaranty 7 1/4s, 2011		570,000	589,950

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

Principal amount			Value

Communication Services continued
BCM Ireland Finance Ltd. 144A FRN
8.587s, 2016 (Cayman Islands)	EUR	440,000	$602,688
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		$715,000	770,413
Centennial Communications Corp.
sr. notes 10s, 2013		380,000	404,225
Centennial Communications Corp.
sr. notes FRN 11.11s, 2013		885,000	935,888
Cincinnati Bell, Inc. company
guaranty 7s, 2015		520,000	520,650
Citizens Communications Co.
notes 9 1/4s, 2011		1,280,000	1,416,000
Cricket Communications, Inc. 144A
sr. notes 9 3/8s, 2014		1,260,000	1,329,300
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)		1,635,000	1,745,363
Dobson Cellular Systems sec.
notes 9 7/8s, 2012		1,175,000	1,280,750
Dobson Communications Corp.
sr. notes 8 7/8s, 2013		600,000	613,500
Dobson Communications Corp.
sr. notes FRN 9.61s, 2012		530,000	540,600
Idearc Inc. 144A sr. notes 8s, 2016		3,580,000	3,633,700
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††		2,134,000	1,965,948
Intelsat Bermuda, Ltd. 144A
sr. notes 11 1/4s, 2016 (Bermuda)		2,665,000	2,924,838
Intelsat Subsidiary Holding Co., Ltd.
company guaranty 8 5/8s,
2015 (Bermuda)		85,000	88,400
Intelsat Subsidiary Holding Co., Ltd.
sr. notes 8 1/2s, 2013 (Bermuda)		745,000	756,175
iPCS, Inc. sr. notes 11 1/2s, 2012		580,000	643,800
Level 3 Communications, Inc.
sr. notes 11 1/2s, 2010		1,160,000	1,229,600
Level 3 Financing, Inc. company
guaranty FRB 11.8s, 2011		695,000	734,963
Level 3 Financing, Inc. 144A
sr. notes 9 1/4s, 2014		1,375,000	1,402,500
MetroPCS Wireless Inc. 144A
sr. notes 9 1/4s, 2014		1,275,000	1,332,375
Nordic Telephone Co. Holdings ApS
144A sr. notes 8 7/8s, 2016 (Denmark)		260,000	278,200
PanAmSat Corp. company
guaranty 9s, 2014		700,000	739,375
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014 (S)		2,995,000	3,084,850
Qwest Corp. debs. 7 1/4s, 2025		555,000	570,263
Qwest Corp. notes 8 7/8s, 2012		2,805,000	3,124,069
Qwest Corp. sr. notes 7 5/8s, 2015		1,075,000	1,150,250

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Communication Services continued
Qwest Corp. sr. unsec 7 1/2s, 2014	$615,000	$651,900
Rogers Wireless, Inc. sec.
notes 7 1/2s, 2015 (Canada)	630,000	672,525
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	600,000	607,500
Rogers Wireless, Inc.
sr. sub. notes 8s, 2012 (Canada)	790,000	843,325
Rural Cellular Corp.
sr. notes 9 7/8s, 2010	405,000	430,819
Rural Cellular Corp. sr. sub. FRN
11.121s, 2012	330,000	344,025
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	1,190,000	1,222,725
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	1,165,000	1,162,088
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	1,135,000	1,213,031
Windstream Corp. 144A
sr. notes 8 5/8s, 2016	2,035,000	2,228,325
Windstream Corp. 144A
sr. notes 8 1/8s, 2013	1,065,000	1,152,863
		46,994,372

Consumer (0.6%)
Jostens IH Corp. company
guaranty 7 5/8s, 2012	3,560,000	3,604,500

Consumer Goods (2.0%)
Church & Dwight Co., Inc. company
guaranty 6s, 2012	1,035,000	1,011,713
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	1,290,000	1,299,675
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	1,145,000	1,193,663
Playtex Products, Inc. sec.
notes 8s, 2011	2,665,000	2,784,925
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	1,408,000	1,436,160
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	740,000	701,150
Scotts Co. (The)
sr. sub. notes 6 5/8s, 2013	480,000	502,800
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	2,680,000	2,318,200
Spectrum Brands, Inc.
sr. sub. notes 8 1/2s, 2013	625,000	584,375
		11,832,661

Consumer Services (0.7%)
Brand Services, Inc. company
guaranty 12s, 2012	1,870,000	2,066,350
Rental Services Corp. 144A
bonds 9 1/2s, 2014	550,000	567,875
United Rentals NA, Inc.
sr. sub. notes 7s, 2014 (S)	1,310,000	1,285,438
		3,919,663

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Energy (8.3%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	$2,795,000	$2,774,038
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	1,000,000	1,047,500
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014 (Canada)	1,920,000	1,850,400
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	514,000	535,203
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2014	500,000	519,375
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	1,395,000	1,452,544
Chesapeake Energy Corp.
sr. notes 7s, 2014	625,000	635,156
Complete Production Services, Inc.
144A sr. notes 8s, 2016	1,865,000	1,911,625
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	1,265,000	1,220,725
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	1,000,000	970,000
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	665,000	678,300
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	612,000	616,590
Encore Acquisition Co.
sr. sub. notes 6 1/4s, 2014	495,000	464,063
Encore Acquisition Co.
sr. sub. notes 6s, 2015	1,643,000	1,499,238
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	2,470,000	2,507,050
Forest Oil Corp. sr. notes 8s, 2011	1,215,000	1,263,600
Hanover Compressor Co.
sr. notes 9s, 2014	730,000	788,400
Hanover Equipment Trust sec.
notes Ser. B, 8 3/4s, 2011	350,000	364,875
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	1,350,000	1,279,125
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. notes 9s, 2016	535,000	565,763
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	555,000	529,331
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	2,310,000	2,269,575
Massey Energy Co.
sr. notes 6 5/8s, 2010	1,810,000	1,810,000
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	1,380,000	1,442,100
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	2,220,000	2,220,000
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,235,000	1,167,075
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	800,467	816,692

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Energy continued
Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	$755,000	$774,789
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	675,000	718,875
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	1,490,000	1,452,750
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	3,040,000	3,192,000
Pogo Producing Co.
sr. sub. notes 7 7/8s, 2013	660,000	669,900
Pogo Producing Co.
sr. sub. notes 6 7/8s, 2017	1,860,000	1,776,300
Pride International, Inc.
sr. notes 7 3/8s, 2014	1,445,000	1,491,963
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	940,000	918,850
Sabine Pass LNG LP 144A sec.
notes 7 1/2s, 2016	1,390,000	1,384,788
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	1,880,000	1,894,100
Whiting Petroleum Corp. company
guaranty 7s, 2014	2,140,000	2,134,650
		49,607,308

Entertainment (1.6%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	515,000	578,088
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	416,000	412,880
Avis Budget Car Rental, LLC 144A
sr. notes 7 3/4s, 2016	1,020,000	984,300
Avis Budget Car Rental, LLC 144A
sr. notes 7 5/8s, 2014	685,000	667,875
Cinemark USA, Inc.
sr. sub. notes 9s, 2013	380,000	402,800
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	2,485,000	2,133,994
Hertz Corp. 144A sr. notes
8 7/8s, 2014	1,325,000	1,387,938
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero % (12s,
8/15/09), 2014 ††	1,275,000	1,069,406
Six Flags, Inc. sr. notes 8 7/8s, 2010	895,000	865,913
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	550,000	563,750
Universal City Florida Holding Co.
sr. notes FRN 10.121s, 2010	780,000	805,350
		9,872,294

Financial (3.3%)
Crescent Real Estate Equities LP
notes 7 1/2s, 2007 (R)	575,000	577,156
E*Trade Finance Corp.
sr. notes 8s, 2011	1,875,000	1,959,375

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Financial continued
Finova Group, Inc. notes 7 1/2s, 2009	$1,641,000	$475,890
General Motors Acceptance Corp.
notes 7 3/4s, 2010	4,025,000	4,212,827
General Motors Acceptance Corp.
notes 6 7/8s, 2012	3,685,000	3,783,846
General Motors Acceptance Corp.
notes 6 3/4s, 2014	5,355,000	5,500,297
General Motors Acceptance Corp.
notes 5 1/8s, 2008	905,000	895,325
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	1,930,000	1,922,687
UCI Holdco, Inc. 144A
sr. notes 12.37s, 2013 ‡‡	690,000	674,475
		20,001,878

Food (1.8%)
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †	176,170	9,205
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	205,000	196,288
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,165,000	1,065,975
Dean Foods Co. company
guaranty 7s, 2016	1,645,000	1,661,450
Del Monte Corp. company
guaranty 6 3/4s, 2015	1,775,000	1,757,250
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	1,305,000	1,376,775
Nutro Products, Inc. 144A
sr. notes FRN 9.4s, 2013	540,000	558,900
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	2,615,000	2,677,106
Swift & Co. company
guaranty 10 1/8s, 2009	940,000	956,450
Swift & Co.
sr. sub. notes 12 1/2s, 2010	570,000	582,825
		10,842,224

Gaming & Lottery (3.5%)
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	300,000	310,125
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	1,355,000	1,348,225
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	1,195,000	1,192,013
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	1,665,000	1,781,550
MGM Mirage, Inc. company
guaranty 6s, 2009	1,735,000	1,730,663
Mirage Resorts, Inc. debs.
7 1/4s, 2017	205,000	205,769
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	770,000	802,725
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,540,000	1,555,400

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Gaming & Lottery continued
Resorts International Hotel and
Casino, Inc. company
guaranty 11 1/2s, 2009	$1,250,000	$1,289,063
Scientific Games Corp. company
guaranty 6 1/4s, 2012	1,390,000	1,358,725
Station Casinos, Inc.
sr. notes 6s, 2012	1,615,000	1,532,231
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	2,420,000	2,407,900
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	3,640,000	3,603,600
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	1,789,000	1,777,819
		20,895,808

Health Care (5.1%)
AMR Holding Co., Inc./EmCare
Holding Co., Inc.
sr. sub. notes 10s, 2015	25,000	27,063
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	1,770,000	1,743,450
DaVita, Inc. company
guaranty 6 5/8s, 2013	1,350,000	1,353,375
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	715,000	698,913
HCA, Inc. notes 6 3/8s, 2015	520,000	440,700
HCA, Inc. notes 5 3/4s, 2014	555,000	460,650
HCA, Inc. sr. notes 7 7/8s, 2011	225,000	225,563
HCA, Inc. 144A sec. notes
9 5/8s, 2016 ††	1,995,000	2,144,625
HCA, Inc. 144A sec. notes
9 1/4s, 2016	2,335,000	2,501,369
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s, 2012	965,000	800,950
Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	345,000	340,688
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	1,305,000	1,249,538
Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	1,475,000	1,471,313
Select Medical Corp. company
guaranty 7 5/8s, 2015	1,360,000	1,128,800
Service Corporation International
debs. 7 7/8s, 2013	688,000	724,120
Service Corporation International
sr. notes 7s, 2017	1,050,000	1,063,125
Service Corporation International
sr. notes 6 3/4s, 2016	1,495,000	1,487,525
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	1,830,000	1,761,375
Tenet Healthcare Corp.
notes 7 3/8s, 2013	1,570,000	1,442,438

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Health Care continued
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	$755,000	$768,213
Tenet Healthcare Corp.
sr. notes 9 1/4s, 2015	600,000	600,000
Triad Hospitals, Inc. sr. notes 7s, 2012	1,405,000	1,429,588
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	915,000	920,719
US Oncology, Inc. company
guaranty 9s, 2012	1,115,000	1,176,325
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	2,430,000	2,460,375
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	545,000	615,850
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	520,000	535,600
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	395,000	403,888
Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 (R)	530,000	543,250
		30,519,388

Homebuilding (0.7%)
Ashton Woods USA, LLC/Ashton
Woods Finance Co. sr. sub. notes
9 1/2s, 2015	670,000	609,700
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	425,000	431,375
K. Hovnanian Enterprises, Inc.
company guaranty 7 3/4s, 2013	835,000	832,913
Meritage Homes Corp. company
guaranty 6 1/4s, 2015 (S)	475,000	454,813
Standard Pacific Corp.
sr. notes 7 3/4s, 2013	1,020,000	1,012,350
Standard Pacific Corp.
sr. notes 7s, 2015	190,000	182,875
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	400,000	400,000
		3,924,026

Household Furniture and Appliances (0.4%)
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	2,125,000	2,220,625

Lodging/Tourism (0.5%)
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	505,000	537,825
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	2,240,000	2,273,600
		2,811,425

Media (0.9%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	925,000	978,188
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	1,355,000	1,436,300

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Media continued
Affinity Group, Inc.
sr. sub. notes 9s, 2012	$1,370,000	$1,356,300
Interpublic Group
of Companies, Inc. notes
6 1/4s, 2014	285,000	265,050
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. disc.
notes stepped-coupon zero %
(12 1/2s, 8/2/11), 2016
(Netherlands) ††	540,000	371,925
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. notes 10s,
2014 (Netherlands)	1,165,000	1,262,569
		5,670,332

Publishing (2.8%)
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	2,075,000	2,012,750
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	1,195,304	1,247,599
Cenveo Corp.,
sr. sub. notes 7 7/8s, 2013	530,000	508,800
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B,
8 1/2s, 2010	1,745,000	1,812,619
Dex Media, Inc. disc.
notes stepped-coupon zero % (9s,
11/15/08), 2013 ††	685,000	611,363
Dex Media, Inc. notes 8s, 2013	400,000	412,000
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	1,435,000	1,463,700
PRIMEDIA, Inc. sr. notes 8s, 2013	1,535,000	1,485,113
R.H. Donnelley Corp. sr. disc.
notes Ser. A-1, 6 7/8s, 2013	80,000	76,700
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	1,035,000	992,306
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	645,000	618,394
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016	1,130,000	1,186,500
Reader’s Digest Association, Inc.
(The) sr. notes 6 1/2s, 2011	1,415,000	1,453,913
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	2,005,000	2,012,519
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	1,015,000	923,650
		16,817,926

Restaurants (0.7%)
Buffets, Inc. 144A sr. unsec
12 1/2s, 2014	1,625,000	1,637,188
Domino’s, Inc.
sr. sub. notes 8 1/4s, 2011	1,006,000	1,042,468
Sbarro, Inc. company guaranty
11s, 2009	1,631,000	1,655,465
		4,335,121

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

Principal amount			Value

Retail (2.3%)
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014		$885,000	$898,275
Autonation, Inc. company
guaranty 7s, 2014		260,000	261,950
Autonation, Inc. company
guaranty FRB 7.36s, 2013		405,000	407,025
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		1,445,000	1,477,513
Burlington Coat Factory
Warehouse Corp. 144A
sr. notes 11 1/8s, 2014		1,345,000	1,311,375
Harry & David Holdings, Inc.
company guaranty 9s, 2013		575,000	560,913
Michaels Stores, Inc. 144A
sr. notes 10s, 2014		685,000	712,400
Michaels Stores, Inc. 144A
sr. sub. notes 11 3/8s, 2016		1,050,000	1,094,625
Movie Gallery, Inc. sr. unsecd.
notes 11s, 2012		495,000	381,150
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015		2,185,000	2,384,371
Pathmark Stores, Inc. company
guaranty 8 3/4s, 2012		630,000	630,788
Rite Aid Corp. company
guaranty 7 1/2s, 2015		785,000	777,150
Rite Aid Corp. sec. notes
8 1/8s, 2010		910,000	929,338
United Auto Group, Inc. 144A
sr. sub. notes 7 3/4s, 2016		1,245,000	1,251,225
Victoria ACQ II 144A sr. unsecd.
notes 11.587s, 2015
(Netherlands) ‡‡	EUR	343,200	467,039
			13,545,137

Technology (5.7%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012		$1,295,000	1,343,563
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013		1,307,000	1,202,440
Amkor Technologies, Inc.
sr. unsecd. notes 9 1/4s, 2016		665,000	651,700
Avago Technologies Finance 144A
sr. notes 10 1/8s, 2013 (Singapore)		275,000	293,563
Avago Technologies Finance 144A
sr. notes FRN 10.869s,
2013 (Singapore)		29,000	30,341
Celestica, Inc. sr. sub. notes 7 7/8s,
2011 (Canada)		555,000	549,450
Compucom Systems, Inc. 144A
sr. notes 12s, 2014		1,150,000	1,184,500
Conexant Systems, Inc. 144A sec.
FRN 9.126s, 2010		860,000	872,900
Freescale Semiconductor, Inc. 144A
sr. notes 9 1/8s, 2014 ‡‡		1,445,000	1,435,969

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Technology continued
Freescale Semiconductor, Inc. 144A
sr. notes 8 7/8s, 2014	$2,885,000	$2,874,181
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016	1,440,000	1,441,800
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	465,000	492,900
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	620,000	638,600
Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	1,895,000	1,819,200
Lucent Technologies, Inc. debs.
6.45s, 2029	1,840,000	1,697,400
Lucent Technologies, Inc. notes
5 1/2s, 2008	400,000	396,000
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	690,000	572,700
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	400,000	437,500
Nortel Networks, Ltd. 144A company
guaranty FRN 9.61s, 2011 (Canada)	1,230,000	1,296,113
NXP BV/NXP Funding, LLC 144A sec.
FRN 8.11s, 2013 (Netherlands)	1,200,000	1,218,000
NXP BV/NXP Funding, LLC 144A sec.
notes 7 7/8s, 2014 (Netherlands)	1,940,000	2,005,475
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	670,000	667,517
Serena Software, Inc. company
guaranty 10 3/8s, 2016	270,000	286,538
Solectron Global Finance Corp.
company guaranty 8s, 2016	580,000	587,250
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	1,906,000	2,034,655
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	3,326,000	3,492,300
UGS Capital Corp. II 144A
sr. notes 10.348s, 2011 ‡‡	545,000	558,625
UGS Corp. company guaranty
10s, 2012	790,000	861,100
Unisys Corp. sr. notes 8s, 2012	960,000	949,200
Xerox Capital Trust I company
guaranty 8s, 2027	895,000	914,019
Xerox Corp. sr. notes 7 5/8s, 2013	230,000	241,500
Xerox Corp. sr. notes 6 7/8s, 2011	555,000	583,444
Xerox Corp. unsec.
sr. notes 6 3/4s, 2017	275,000	287,375
		33,917,818

Textiles (0.8%)
Hanesbrands, Inc. 144A
sr. notes FRN 8.735s, 2014	310,000	315,425
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	2,405,000	2,591,388

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Textiles continued
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	$1,025,000	$1,071,125
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	860,000	887,950
		4,865,888

Tire & Rubber (0.5%)
Goodyear Tire & Rubber Co. (The)
notes 8 1/2s, 2007	370,000	370,463
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	2,705,000	2,833,488
		3,203,951

Transportation (1.0%)
CalAir, LLC/CalAir Capital Corp.
company guaranty 8 1/8s, 2008	1,785,000	1,782,769
Delta Air Lines, Inc. notes 8.3s, 2029	1,400,000	938,000
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008	1,955,000	2,047,863
Northwest Airlines, Inc. company
guaranty 10s, 2009 (In default) †	980,000	926,100
		5,694,732

Utilities & Power (7.4%)
AES Corp. (The) sr. notes 8 7/8s, 2011	162,000	174,150
AES Corp. (The) 144A sec.
notes 9s, 2015	1,455,000	1,567,763
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	1,490,000	1,598,025
ANR Pipeline Co. debs. 9 5/8s, 2021	590,000	782,945
CMS Energy Corp. sr. notes 8.9s, 2008	1,500,000	1,567,500
CMS Energy Corp. sr. notes 8 1/2s, 2011	430,000	467,625
CMS Energy Corp. sr. notes 7 3/4s, 2010	345,000	363,975
Colorado Interstate Gas Co.
debs. 6.85s, 2037	1,055,000	1,079,550
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	295,000	291,066
Dynegy-Roseton Danskamme company
guaranty Ser. A, 7.27s, 2010	810,000	828,225
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	1,130,000	1,175,200
Edison Mission Energy sr. unsec
7 3/4s, 2016	510,000	540,600
Edison Mission Energy sr. unsec
7 1/2s, 2013	615,000	642,675
El Paso Corp. notes 7 3/4s, 2010	415,000	438,863
El Paso Corp. sr. notes 8.05s, 2030	1,280,000	1,420,800
El Paso Corp. sr. notes 7 3/8s, 2012	735,000	773,588
El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	890,000	972,325
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	360,000	435,991
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	3,180,000	3,327,065

CORPORATE BONDS AND NOTES (86.7%)* continued

	Principal amount	Value

Utilities & Power continued
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	$1,240,000	$1,205,900
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	3,040,000	3,298,400
Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,630,000	1,654,450
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	1,485,000	1,637,214
Monongahela Power Co. 1st mtge.
6.7s, 2014	740,000	783,437
Nevada Power Co. 2nd mtge. 9s, 2013	594,000	641,483
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	685,000	688,425
NRG Energy, Inc. sr. notes 7 3/8s, 2016	3,385,000	3,401,915
Orion Power Holdings, Inc.
sr. notes 12s, 2010	1,240,000	1,407,400
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	995,000	1,004,366
Sierra Pacific Power Co. general
ref. mtge. 6 1/4s, 2012	275,000	279,231
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	1,210,000	1,299,127
Southern Union Co. jr. sub. FRN
7.2s, 2066	685,000	675,246
Teco Energy, Inc. notes 7.2s, 2011	335,000	355,100
Teco Energy, Inc. notes 7s, 2012	525,000	552,563
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	85,000	88,825
Tennessee Gas Pipeline Co.
debs. 7s, 2028	140,000	147,823
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	500,000	545,569
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026	1,250,000	1,289,053
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s,
2011 (Canada)	1,550,000	1,635,609
Utilicorp United, Inc. sr. notes
9.95s, 2011	38,000	41,621
Williams Cos., Inc. (The)
notes 8 3/4s, 2032	270,000	305,100
Williams Cos., Inc. (The)
notes 7 3/4s, 2031	695,000	729,750
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	1,130,000	1,209,100
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	435,000	437,719
Williams Partners LP/ Williams
Partners Finance Corp. 144A
bonds 7 1/4s, 2017	520,000	530,400
York Power Funding 144A notes
12s, 2007
(Cayman Islands) (In default) (F) †	663,765	74,607
		44,367,364

Total corporate bonds and notes (cost $506,794,555)		$519,102,252

Putnam VT High Yield Fund

SENIOR LOANS (2.2%)* (c)

	Principal amount	Value

Affinity Group Holdings bank term
loan FRN Ser. B2, 7.85s, 2009	$87,167	$87,276
AGCO Corp. bank term loan FRN
7.1s, 2008	36,650	36,742
Burlington Coat Factory
Warehouse Corp. bank term loan
FRN Ser. B, 7.62s, 2013	294,750	290,656
Century Cable Holdings bank term
loan FRN 10 1/4s, 2009	1,090,000	1,060,414
Charter Communications bank term
loan FRN 8.005s, 2013	196,256	197,427
Dana Corporation bank term loan
FRN 7.65s, 2008	300,000	300,002
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 6.868s, 2010	128,551	128,040
Federal Mogul Corp. bank term loan
FRN Ser. A, 7.6s, 2007	555,000	546,213
Federal Mogul Corp. bank term loan
FRN Ser. B, 7.85s, 2007	1,285,000	1,265,458
Georgia-Pacific Corp. bank term
loan FRN Ser. C, 8.39s, 2014	800,000	801,200
Healthsouth Corp. bank term loan
FRN Ser. B, 8.62s, 2013	1,542,250	1,551,460
Leap Wireless International, Inc.
bank term loan FRN Ser. B,
8.114s, 2013	149,250	150,668
Mediacom Communications Corp. bank
term loan FRN Ser. C, 7.172s, 2015	987,500	985,208
Michaels Stores, Inc. bank term
loan FRN Ser. B, 8 3/8s, 2013	479,167	481,862
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.602s, 2013	212,025	213,400
Novelis, Inc. bank term loan FRN
7.62s, 2012	113,471	113,612
Novelis, Inc. bank term loan FRN
Ser. B, 7.62s, 2012	197,080	197,327
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 10 1/4s, 2010	640,000	623,000
Pinnacle Foods Holding Corp. bank
term loan FRN 7.369s, 2010	129,439	129,665
Sandridge Energy bank term loan
FRN 11 3/4s, 2013	2,130,000	2,145,975
Six Flags, Inc. bank term loan FRN
Ser. B, 8.62s, 2009	341,850	345,215
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 5.62s, 2012 (U)	150,000	150,891
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
7 7/8s, 2012	149,242	150,510
United Airlines bank term loan FRN
Ser. B, 9.12s, 2012	261,188	262,913
United Airlines bank term loan FRN
Ser. DD, 9 1/8s, 2012	37,313	37,559

SENIOR LOANS (2.2%)* (c) continued

	Principal amount	Value

Wesco Aircraft Hardware Co. bank
term loan FRN 7.6s, 2013	$250,000	$251,406
Wesco Aircraft Hardware Corp. bank
term loan FRN 11 1/8s, 2014	700,000	715,167
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.937s, 2012	80,043	79,818

Total senior loans (cost $13,221,083)		$13,299,084

CONVERTIBLE PREFERRED STOCKS (1.6%)*

	Shares	Value

Chesapeake Energy Corp.
6.25% cv. pfd.	5,141	$1,277,539
Citigroup Funding, Inc. Ser. GNW,
5.02% cv. pfd.	46,330	1,474,221
Crown Castle International Corp.
$3.125 cum. cv. pfd.	17,095	933,814
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	32,512	1,345,184
Freeport-McMoRan Copper &
Gold, Inc. 5.50% cv. pfd.	563	734,222
Huntsman Corp. $2.50 cv. pfd.	13,800	574,425
Interpublic Group of Companies, Inc.
144A Ser. B, 5.25% cum. cv. pfd	1,723	1,901,761
Ion Media Networks, Inc. 144A
9.75% cv. pfd. PIK	61	262,300
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	9,065	1,205,645

Total convertible preferred stocks (cost $9,125,404)		$9,709,111

CONVERTIBLE BONDS AND NOTES (1.2%)*

	Principal amount	Value

Acquicor Technology, Inc.
144A cv. notes 8s, 2011	$607,000	$607,000
DRS Technologies, Inc.
144A cv. unsec. notes 2s, 2026	2,170,000	2,283,925
Intel Corp. cv. sub. bonds 2.95s,
2035 (S)	1,085,000	981,925
L-3 Communications Corp.
144A cv. bonds 3s, 2035	1,155,000	1,212,750
LIN Television Corp. cv. sr. sub.
notes 2 1/2s, 2033	440,000	412,500
Sinclair Broadcast Group, Inc.
cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	730,000	667,038
Trinity Industries, Inc. cv. sub.
notes 3 7/8s, 2036	755,000	762,550

Total convertible bonds and notes
(cost $6,610,050)		$6,927,688

Putnam VT High Yield Fund

UNITS (1.1%)* (cost $4,524,056)

	Units	Value

XCL, Ltd. Equity Units (F)	2,670	$6,749,115

COMMON STOCKS (0.7%)*

	Shares	Value

Compass Minerals
International, Inc.	1,101	$34,748
Contifinancial Corp. Liquidating
Trust Units (F)	5,126,274	513
Decrane Aircraft Holdings, Inc. (F) †	11,167	11
Elizabeth Arden, Inc. †	15,850	301,943
Knology, Inc. †	431	4,586
Owens Corning, Inc. † (S)	56,958	1,703,044
Sterling Chemicals, Inc. †	691	8,810
Triad Hospitals, Inc. †	22,135	925,907
USA Mobility, Inc.	410	9,172
VFB LLC (acquired various dates
from 01/21/00 to 12/8/03,
cost $1,601,579) (F) ‡ †	2,812,235	58,174
WHX Corp. †	36,673	309,887
Williams Cos., Inc. (The)	40,738	1,064,077

Total common stocks (cost $11,130,919)		$4,420,872

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $1,090,140)

	Principal amount	Value

Argentina (Republic of )
FRB 5.59s, 2012	$1,177,500	$1,110,876

PREFERRED STOCKS (0.1%)*

	Shares	Value

Decrane Aircraft Holdings, Inc.
$16.00 pfd. ‡‡	8,000	$56,000
Ion Media Networks, Inc. 13.25%
cum. pfd. ‡‡	37	273,800
Rural Cellular Corp. Ser. B,
11.375% cum. pfd.	453	566,250

Total preferred stocks (cost $566,284)		$896,050

COLLATERALIZED MORTGAGE OBLIGATIONS (—%)* (cost $139,446)

	Principal amount	Value

Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class J, 5.45s, 2040	$155,000	$130,135

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants		Value

Dayton Superior Corp.
144A (F)	6/15/09	$.01		1,950	$20
Decrane Aircraft
Holdings Co. Class B	6/30/10	116.00		1	—
MDP Acquisitions PLC
144A (Ireland)	10/01/13	EUR .01		432	12,096
Ubiquitel, Inc. 144A	4/15/10	$22.74		3,450	35

Total warrants (cost $219,951)					$12,151

SHORT-TERM INVESTMENTS (5.4%)*

			Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January2, 2007 to
February 28,2007 (d)		$6,302,144		$6,292,230
Putnam Prime Money Market Fund (e)		26,050,803		26,050,803

Total short-term investments (cost $32,343,033)				$32,343,033

Total investments (cost $585,764,921)				$594,700,367

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06

		Aggregate	Delivery		Unrealized
	Value	face value	date	depreciation

Euro	$135,336	$136,943	3/22/07		$(1,607)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06

		Aggregate	Delivery		Unrealized
	Value	face value	date	appreciation

Euro	$19,384,020	$19,608,479	3/22/07		$224,459

Putnam VT High Yield Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	—	$450,000	6/20/11	(90 bp)	$(2,137)

Citibank, N.A.
Celestica, Inc. 7 7/8%,
7/1/11	—	700,000	9/20/11	285 bp	1,568

Ford Motor Co., 7.45%,
7/16/31	—	535,000	6/20/07	620 bp	15,449

Visteon Corp., 7%,
3/10/14	—	700,000	6/20/09	605 bp	34,543

CreditSuisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	1,210,000	9/20/07	(487.5 bp)	(35,955)

Ford Motor Co., 7.45%,
7/16/31	—	1,465,000	9/20/08	725 bp	125,809

Ford Motor Co., 7.45%,
7/16/31	—	255,000	9/20/07	(485 bp)	(7,532)

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/31	—	749,000	6/20/07	595 bp	17,730

Visteon Corp., 7%,
3/10/14	—	260,000	6/20/09	535 bp	7,410

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/31	—	535,000	6/20/07	630 bp	15,719

Goldman Sachs International
Any one of the underlying securities
in the basket of BB CMBS securities	—	833,000	(a)	2.461%	75,396

General Motors Corp.,
7 1/8%, 7/15/13	—	1,210,000	9/20/08	620 bp	92,706

General Motors Corp.,
7 1/8%, 7/15/13	—	1,210,000	9/20/07	(427.5 bp)	(29,094)

General Motors Corp.,
7 1/8%, 7/15/13	—	255,000	9/20/07	(425 bp)	(6,083)

General Motors Corp.,
7 1/8%, 7/15/13	—	255,000	9/20/08	620 bp	19,496

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	280,000	9/20/11	(108 bp)	(2,893)

Standard Pacific Corp.,
6 7/8%, 5/15/11	—	800,000	9/20/11	(353 bp)	(32,779)

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	535,000	6/20/07	635 bp	12,516

Ford Motor Co., 7.45%,
7/16/31	—	695,000	6/20/07	665 bp	17,288

Ford Motor Co., 7.45%,
7/16/31	—	205,000	9/20/07	(345 bp)	(2,733)

Ford Motor Co., 7.45%,
7/16/31	—	205,000	9/20/08	550 bp	9,011

General Motors Corp.,
7 1/8%, 7/15/13	—	205,000	9/20/07	(350 bp)	(3,101)

General Motors Corp.,
7 1/8%, 7/15/13	—	205,000	9/20/08	500 bp	11,576

Putnam VT High Yield Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	$605,000	9/20/07	(345 bp)	$(8,930)

Ford Motor Co., 7.45%,
7/16/31	—	605,000	9/20/08	570 bp	28,061

General Motors Corp.,
7 1/8%, 7/15/13	—	850,000	9/20/07	(335 bp)	(14,549)

General Motors Corp.,
7 1/8%, 7/15/13	—	850,000	9/20/08	500 bp	43,222

Morgan Stanley Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	210,000	9/20/07	(345 bp)	(3,479)

Ford Motor Co., 7.45%,
7/16/31	—	210,000	9/20/08	560 bp	11,816

General Motors Corp.,
7 1/8%, 7/15/13	—	210,000	9/20/07	(335 bp)	(3,595)

General Motors Corp.,
7 1/8%, 7/15/13	—	210,000	9/20/08	500 bp	11,602

Visteon Corp., 7%,	—	450,512	6/20/09	535 bp	13,337

Total					$411,395

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

See page 251 for Notes to the Portfolios.

Putnam VT Income Fund

The fund’s portfolio
12/31/06

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)*

Principal amount		Value

AMP CMBS 144A FRB Ser. 06-1A,
Class A, 6.11s, 2047 (Cayman Islands)	$790,000	$790,000
Amresco Commercial Mortgage
Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	473,000	472,468
Ser. 97-C1, Class H, 7s, 2029	373,000	372,847
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 7.867s, 2029	761,000	821,048
FRB Ser. 97-D5, Class A5,
6.905s, 2043	97,000	104,836
Banc of America Commercial Mortgage, Inc.
Ser. 06-2, Class A4, 5.741s, 2045	2,682,000	2,771,424
Ser. 06-4, Class A4, 5.634s, 2046	1,320,000	1,344,143
Ser. 06-5, Class A4, 5.414s, 2047	1,615,000	1,618,599
Ser. 04-3, Class A5, 5.303s, 2039	1,630,000	1,648,077
FRB Ser. 05-1, Class A5,
4.981s, 2042	54,000	53,680
Ser. 06-1, Class XC, Interest only
(IO), 0.042s, 2045	17,747,821	126,316
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	289,000	290,002
Ser. 02-PB2, Class XC, IO,
0.209s, 2035	4,073,463	76,537
Ser. 05-1, Class XW, IO, 0.103s, 2042	54,026,420	231,631
Ser. 04-5, Class XC, IO, 0.083s, 2041	20,389,585	264,756
Ser. 05-4, Class XC, IO, 0.05s, 2045	34,126,596	250,907
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 6.3s, 2018	143,000	143,731
FRB Ser. 04-BBA4, Class G,
6.05s, 2018	196,000	196,487
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1,
8.35s, 2014	188,000	187,619
FRB Ser. 02-FL2A, Class K1,
7.85s, 2014	100,000	99,862
FRB Ser. 05-MIB1, Class K,
7.35s, 2022	184,000	183,152
FRB Ser. 05-ESHA, Class K,
7.15s, 2020	681,000	681,591
FRB Ser. 06-LAQ, Class M, 7s, 2021	479,000	480,213
FRB Ser. 06-LAQ, Class L, 6.9s, 2021	399,000	400,689
FRB Ser. 05-MIB1, Class J, 6.4s, 2022	582,000	584,984
FRB Ser. 05-ESHA, Class G,
6.23s, 2020	341,000	341,199
Ser. 06-LAQ, Class X1, IO,
0.675s, 2021	26,090,000	118,805
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	2,008,580	—
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	823,242	824,399

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Bayview Commercial
Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.62s, 2035	$702,580	$704,758
Ser. 04-2, IO, 1.72s, 2034	4,291,554	307,450
Ser. 04-3, IO, 1.6s, 2035	2,590,425	192,157
Ser. 06-2A, IO, 0.879s, 2036	1,427,237	130,262
Ser. 05-3A, IO, 0.775s, 2035	8,415,275	687,708
Ser. 05-1A, IO, 0.775s, 2035	2,951,393	226,543
Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 05-PWR9,
Class X1, IO, 0.072s, 2042	25,521,119	256,208
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 7s, 2018	746,000	746,000
FRB Ser. 05-LXR1, Class H, 6.55s, 2018	414,000	414,000
FRB Ser. 05-LXR1, Class G, 6.3s, 2018	414,000	414,000
Ser. 06-BBA7, Class X1A, IO,
1.708s, 2019	13,914,000	197,525
Ser. 05-LXR1, Class X1, IO,
0.792s, 2018	40,154,000	88,242
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	7,688,000	398,215
Ser. 06-PW14, Class X1, IO,
0.049s, 2038	8,269,000	146,968
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	12,587,527	59,004
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.195s,	412,000	459,387
2032 Ser. 04-PR3I, Class X1, IO,
0.027s, 2041	3,246,372	68,125
Bear Stearns Small Balance
Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	3,831,000	80,062
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	247,000	261,541
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	2,005,365	2,060,275
Ser. 98-1, Class G, 6.56s, 2030	515,745	544,450
Ser. 98-1, Class H, 6.34s, 2030	779,000	661,625
Citigroup Commercial Mortgage
Trust 144A
Ser. 05-C3, Class XC, IO, 0.066s, 2043	47,426,510	494,644
Ser. 06-C5, Class XC, IO, 0.05s, 2049	50,593,640	721,355
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 06-CD2,
Class X, IO, 0.087s, 2046	33,334,593	191,407
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, Class A3, 6.57s, 2030	2,261,000	2,263,554
Commercial Mortgage Acceptance
Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	895,470	922,894
Ser. 98-C2, Class F, 5.44s, 2030	1,176,000	1,181,940

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Commercial Mortgage Pass-Through
Certificates Ser. 04-LB2A,
Class A4, 4.715s, 2039	$11,056,000	$10,624,401
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F, 5.85s, 2034	653,000	659,478
Ser. 06-CN2A, Class H, 5.57s, 2019	405,000	402,991
Ser. 06-CN2A, Class J, 5.57s, 2019	324,000	321,253
Ser. 03-LB1A, Class X1, IO,
0.292s, 2038	3,959,209	166,600
Ser. 05-LP5, Class XC, IO, 0.072s, 2043	25,465,297	269,576
Ser. 06-C8, Class XS, IO, 0.045s, 2046	23,821,000	302,415
Ser. 05-C6, Class XC, IO, 0.043s, 2044	25,013,113	169,039
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO,
2.282s, 2046	3,041,936	132,134
Ser. 05-24, Class 1AX, IO, 1.221s, 2035	7,203,282	126,418
Ser. 05-24, Class IIAX, IO, 1.201s, 2035	6,094,962	179,783
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	8,976,123	18,233
Countrywide Home Loans Ser. 05-9,
Class 1X, IO, 1.766s, 2035	5,633,139	132,027
Credit Suisse Mortgage Capital
Certificates Ser. 06-C4,
Class A3, 5.467s, 2039	2,650,000	2,668,285
Credit Suisse Mortgage Capital
Certificates 144A
Ser. 06-C5, Class AX, IO, 0.065s, 2039	15,160,000	299,349
Ser. 06-C3, Class AX, IO,
0.025s, 2038	89,394,270	69,817
CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C,
5.92s, 2017	286,000	285,998
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	1,172,000	1,164,748
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	371,000	410,547
Ser. 04-C2, Class A2, 5.416s, 2036	1,850,000	1,856,864
FRB Ser. 04-C3, Class A5,
5.113s, 2036	20,000	19,702
Ser. 05-C4, Class A5, 5.104s, 2038	6,562,000	6,453,346
Ser. 04-C3, Class A3, 4.302s, 2036	42,000	41,059
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 6.3s, 2020	106,500	106,499
FRB Ser. 04-TF2A, Class J, 6.3s, 2016	278,000	277,551
FRB Ser. 04-TF2A, Class H, 6.05s, 2019	278,000	278,040
Ser. 01-CK1, Class AY, IO, 0.783s, 2035	27,836,000	676,328
Ser. 03-C3, Class AX, IO, 0.418s, 2038	32,772,534	1,318,340
Ser. 02-CP3, Class AX, IO, 0.392s, 2035	7,599,227	304,522
Ser. 05-C2, Class AX, IO, 0.101s, 2037	28,080,983	441,377

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

	Principal amount	Value

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	$988,706	$1,050,393
Ser. 99-CG2, Class B3, 6.1s, 2032	854,000	855,661
Ser. 99-CG2, Class B4, 6.1s, 2032	1,144,000	1,144,439
Ser. 98-CF2, Class B3, 6.04s, 2031	315,455	320,376
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class A3, 7.76s, 2030	269,906	269,931
Fannie Mae
IFB Ser. 06-70, Class BS, 14.69s, 2036	192,817	227,971
Ser. 03-W6, Class PT1, 9.847s, 2042	219,728	234,749
Ser. 02-T12, Class A4, 9 1/2s, 2042	106,862	112,384
Ser. 02-T4, Class A4, 9 1/2s, 2041	173,659	182,564
Ser. 02-T6, Class A3, 9 1/2s, 2041	214,513	221,951
Ser. 04-T3, Class PT1, 9.485s, 2044	399,251	451,965
IFB Ser. 06-62, Class PS, 7.98s, 2036	683,852	757,551
IFB Ser. 05-37, Class SU, 7.92s, 2035	1,262,065	1,368,658
IFB Ser. 06-76, Class QB, 7.68s, 2036	723,081	790,010
IFB Ser. 06-48, Class TQ, 7.68s, 2036	1,270,446	1,362,689
Ser. 02-26, Class A2, 7 1/2s, 2048	720,956	752,039
Ser. 05-W3, Class 1A, 7 1/2s, 2045	1,261,407	1,328,937
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	1,120,848	1,176,608
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	301,383	316,468
Ser. 04-W14, Class 2A, 7 1/2s, 2044	148,164	155,566
Ser. 04-W8, Class 3A, 7 1/2s, 2044	1,349,772	1,418,279
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	673,463	707,228
Ser. 04-W2, Class 5A, 7 1/2s, 2044	1,728,443	1,812,945
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	1,048,641	1,099,684
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	407,642	427,818
Ser. 03-W1, Class 2A, 7 1/2s, 2042	202,181	210,597
Ser. 03-W4, Class 4A, 7 1/2s, 2042	125,431	130,691
Ser. 02-T18, Class A4, 7 1/2s, 2042	291,395	304,147
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	767,916	801,525
Ser. 02-T16, Class A3, 7 1/2s, 2042	1,329,049	1,386,927
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	354,314	369,832
Ser. 02-W6, Class 2A, 7 1/2s, 2042	931,589	972,284
Ser. 02-T12, Class A3, 7 1/2s, 2042	212,167	220,721
Ser. 02-W4, Class A5, 7 1/2s, 2042	2,753,954	2,867,974
Ser. 02-W1, Class 2A, 7 1/2s, 2042	987,803	1,026,351
Ser. 02-14, Class A2, 7 1/2s, 2042	440,071	458,829
Ser. 01-T10, Class A2, 7 1/2s, 2041	836,824	869,665
Ser. 02-T4, Class A3, 7 1/2s, 2041	160,233	166,589
Ser. 02-T6, Class A2, 7 1/2s, 2041	2,439,371	2,529,421
Ser. 01-T12, Class A2, 7 1/2s, 2041	820,488	851,814
Ser. 01-T8, Class A1, 7 1/2s, 2041	611,346	633,654
Ser. 01-T7, Class A1, 7 1/2s, 2041	1,757,008	1,821,885
Ser. 01-T3, Class A1, 7 1/2s, 2040	143,955	149,413
Ser. 01-T1, Class A1, 7 1/2s, 2040	319,928	332,143
Ser. 99-T2, Class A1, 7 1/2s, 2039	77,893	81,738
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	421,277	438,853
Ser. 02-T1, Class A3, 7 1/2s, 2031	373,593	389,074
Ser. 00-T6, Class A1, 7 1/2s, 2030	691,978	720,908

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Fannie Mae
Ser. 01-T5, Class A3, 7 1/2s, 2030	$16,539	$17,176
Ser. 02-W7, Class A5, 7 1/2s, 2029	222,761	232,238
Ser. 01-T4, Class A1, 7 1/2s, 2028	2,022,355	2,126,447
Ser. 02-W3, Class A5, 7 1/2s, 2028	567,209	591,387
IFB Ser. 06-63, Class SP, 7.38s, 2036	784,943	854,955
IFB Ser. 06-60, Class TK, 7.32s, 2036	371,875	390,558
Ser. 02-26, Class A1, 7s, 2048	550,841	567,947
Ser. 04-T3, Class 1A3, 7s, 2044	516,253	535,219
Ser. 03-W3, Class 1A2, 7s, 2042	263,131	271,497
Ser. 02-T16, Class A2, 7s, 2042	561,879	579,664
Ser. 02-14, Class A1, 7s, 2042	304,153	313,206
Ser. 02-T4, Class A2, 7s, 2041	160,942	165,521
Ser. 01-W3, Class A, 7s, 2041	202,032	208,515
Ser. 05-W4, Class 1A3, 7s, 2035	626,526	649,263
Ser. 04-W1, Class 2A2, 7s, 2033	1,758,983	1,822,553
IFB Ser. 06-104, Class ES, 6.85s, 2036	932,609	994,042
IFB Ser. 06-104, Class CS, 5.76s, 2036	922,633	943,808
IFB Ser. 05-74, Class SK, 5 1/2s, 2035	1,252,600	1,267,462
IFB Ser. 05-74, Class CS, 5.39s, 2035	780,098	786,349
IFB Ser. 05-74, Class CP, 5.243s, 2035	684,402	698,171
IFB Ser. 05-76, Class SA, 5.243s, 2034	970,254	973,740
IFB Ser. 05-57, Class CD, 5.175s, 2035	613,158	619,239
IFB Ser. 06-8, Class PK, 5.12s, 2036	1,263,621	1,262,347
IFB Ser. 06-27, Class SP, 5.06s, 2036	924,000	937,247
IFB Ser. 06-8, Class HP, 5.06s, 2036	1,115,458	1,124,586
IFB Ser. 06-8, Class WK, 5.06s, 2036	1,724,757	1,721,537
IFB Ser. 05-106, Class US, 5.06s, 2035	1,661,946	1,689,902
IFB Ser. 05-99, Class SA, 5.06s, 2035	818,569	818,054
IFB Ser. 05-114, Class SP, 4.95s, 2036	473,202	455,457
IFB Ser. 05-45, Class DA, 4.913s, 2035	1,312,416	1,320,173
IFB Ser. 05-74, Class DM, 4.877s, 2035	1,551,660	1,551,896
IFB Ser. 05-45, Class DC, 4.803s, 2035	926,015	927,492
IFB Ser. 06-60, Class CS, 4.583s, 2036	343,360	331,173
IFB Ser. 05-57, Class DC, 4.485s, 2034	1,082,650	1,080,129
IFB Ser. 05-45, Class PC, 4.29s, 2034	531,408	526,960
IFB Ser. 05-95, Class CP, 4.089s, 2035	127,100	125,557
IFB Ser. 05-95, Class OP, 3.923s, 2035	429,000	399,932
IFB Ser. 05-106, Class JC, 3.628s, 2035	312,990	286,060
IFB Ser. 05-83, Class QP, 3.562s, 2034	265,550	248,398
IFB Ser. 02-36, Class QH, IO,
2.7s, 2029	134,428	822
IFB Ser. 06-90, Class SE, IO,
2.45s, 2036	1,114,098	97,614
IFB Ser. 03-66, Class SA, IO,
2.3s, 2033	1,436,530	107,510
Ser. 03-W12, Class 2, IO, 2.234s, 2043	3,181,852	178,974
IFB Ser. 03-48, Class S, IO, 2.2s, 2033	645,277	47,692
Ser. 03-W10, Class 1, IO, 1.943s, 2043	7,393,605	331,870
Ser. 03-W10, Class 3, IO, 1.927s, 2043	2,984,751	138,647

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-113, Class AI, IO,
1.88s, 2036	$368,750	$24,163
IFB Ser. 05-113, Class DI, IO,
1.88s, 2036	5,044,763	283,807
IFB Ser. 05-52, Class DC, IO,
1.85s, 2035	780,620	63,944
IFB Ser. 04-24, Class CS, IO,
1.8s, 2034	1,905,504	136,363
IFB Ser. 03-122, Class SA, IO,
1 3/4s, 2028	2,673,022	124,742
IFB Ser. 03-122, Class SJ, IO,
1 3/4s, 2028	2,774,405	135,330
IFB Ser. 06-60, Class DI, IO,
1.72s, 2035	1,099,210	54,961
IFB Ser. 04-60, Class SW, IO,
1.7s, 2034	3,543,454	243,036
IFB Ser. 05-65, Class KI, IO,
1.65s, 2035	9,016,715	446,541
Ser. 03-W8, Class 12, IO, 1.638s, 2042	13,437,749	563,801
IFB Ser. 05-42, Class SA, IO,
1.45s, 2035	2,917,544	154,322
IFB Ser. 05-73, Class SI, IO,
1.4s, 2035	759,020	39,904
IFB Ser. 05-17, Class ES, IO,
1.4s, 2035	1,586,805	97,176
IFB Ser. 05-17, Class SY, IO,
1.4s, 2035	735,542	44,455
IFB Ser. 05-82, Class SY, IO,
1.38s, 2035	3,384,817	163,961
IFB Ser. 05-45, Class SR, IO,
1.37s, 2035	4,584,062	225,091
IFB Ser. 05-95, Class CI, IO,
1.35s, 2035	1,696,634	103,742
IFB Ser. 05-84, Class SG, IO,
1.35s, 2035	2,959,999	173,225
IFB Ser. 05-69, Class AS, IO,
1.35s, 2035	761,572	40,459
IFB Ser. 05-54, Class SA, IO,
1.35s, 2035	3,245,244	152,121
IFB Ser. 05-23, Class SG, IO,
1.35s, 2035	2,364,390	142,972
IFB Ser. 05-29, Class SX, IO,
1.35s, 2035	2,795,358	149,068
IFB Ser. 05-57, Class CI, IO,
1.35s, 2035	2,037,514	100,603
IFB Ser. 05-17, Class SA, IO,
1.35s, 2035	2,114,854	120,339
IFB Ser. 05-17, Class SE, IO,
1.35s, 2035	2,247,618	126,096
IFB Ser. 05-57, Class DI, IO,
1.35s, 2035	4,848,085	231,285
IFB Ser. 04-92, Class S, IO,
1.35s, 2034	2,381,400	121,309

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-104, Class SI, IO,
1.35s, 2033	$4,028,729	$225,006
IFB Ser. 05-83, Class QI, IO,
1.34s, 2035	441,726	29,041
IFB Ser. 05-92, Class SC, IO,
1.33s, 2035	3,991,864	226,315
IFB Ser. 05-73, Class SD, IO,
1.33s, 2035	1,940,338	121,548
IFB Ser. 05-83, Class SL, IO,
1.32s, 2035	5,310,886	259,617
Ser. 06-116, Class ES, IO, 1.3s, 2036	926,238	36,471
IFB Ser. 06-20, Class IG, IO,
1.3s, 2036	10,095,517	407,730
IFB Ser. 06-104, Class IM, IO,
1.27s, 2036	398,000	22,791
IFB Ser. 06-104, Class SY, IO,
1.27s, 2036	1,004,585	41,366
Ser. 06-104, Class SG, IO, 1 1/4s, 2036	2,058,467	81,497
IFB Ser. 06-104, Class CI, IO,
1 1/4s, 2036	405,936	23,584
IFB Ser. 06-44, Class IS, IO, 1 1/4s, 2036	2,116,470	113,099
IFB Ser. 06-45, Class SM, IO,
1 1/4s, 2036	2,462,511	98,106
IFB Ser. 06-42, Class IB, IO,
1.24s, 2036	2,030,812	79,008
IFB Ser. 06-20, Class IB, IO, 1.24s, 2036	4,327,122	168,345
IFB Ser. 05-95, Class OI, IO, 1.24s, 2035	248,068	16,421
IFB Ser. 06-92, Class JI, IO, 1.23s, 2036	1,000,945	54,360
IFB Ser. 06-99, Class AS, IO,
1.23s, 2036	1,222,349	57,573
IFB Ser. 06-85, Class TS, IO,
1.21s, 2036	2,693,411	105,855
IFB Ser. 06-61, Class SE, IO,
1.2s, 2036	2,860,695	100,124
Ser. 03-W17, Class 12, IO, 1.155s, 2033	3,934,402	156,196
Ser. 06-94, Class NI, IO, 1.15s, 2036	1,009,263	38,861
IFB Ser. 03-112, Class SA, IO,
1.15s, 2028	1,434,240	39,820
Ser. 03-T2, Class 2, IO, 0.824s, 2042	20,587,786	408,115
IFB Ser. 05-67, Class BS, IO, 0.8s, 2035	1,943,947	55,888
IFB Ser. 05-74, Class SE, IO, 0 3/4s, 2035	4,979,972	131,159
IFB Ser. 05-82, Class SI, IO, 0 3/4s, 2035	6,211,062	186,332
IFB Ser. 05-87, Class SE, IO, 0.7s, 2035	11,499,814	340,783
Ser. 03-W3, Class 2IO1, IO,
0.682s, 2042	1,948,396	33,599
Ser. 03-W6, Class 51, IO, 0.68s, 2042	5,845,306	97,750
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	4,102,000	125,624
IFB Ser. 05-58, Class IK, IO,
0.65s, 2035	1,737,500	72,661
IFB Ser. 04-54, Class SW, IO,
0.65s, 2033	900,296	23,901

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Fannie Mae
Ser. 01-T12, Class IO, 0.568s, 2041	$10,579,920	$135,240
Ser. 03-W2, Class 1, IO, 0.47s, 2042	10,706,904	119,822
Ser. 03-W3, Class 1, IO, 0.442s, 2042	19,121,402	174,401
Ser. 02-T1, Class IO, IO, 0.428s, 2031	8,835,512	83,433
Ser. 03-W6, Class 3, IO, 0.366s, 2042	7,708,238	68,674
Ser. 03-W6, Class 23, IO, 0.352s, 2042	8,480,848	72,910
Ser. 03-W4, Class 3A, IO, 0.334s, 2042	7,889,631	69,529
Ser. 03-W8, Class 11, IO, 0.03s, 2042	1,620,385	74
Ser. 03-W6, Class 21, IO, 0.004s, 2042	939,452	5
Ser. 06-104, Class EK, zero %, 2036	194,853	191,185
Ser. 372, Class 1, Principal only
(PO), zero %, 2036	4,134,967	3,310,400
Ser. 371, Class 1, PO, zero %, 2036	1,145,976	969,402
Ser. 05-113, Class DO, PO, zero %, 2036	775,571	632,153
Ser. 367, Class 1, PO, zero %, 2036	508,627	383,198
Ser. 363, Class 1, PO, zero %, 2035	6,270,274	4,724,041
Ser. 361, Class 1, PO, zero %, 2035	3,627,019	2,953,715
Ser. 04-38, Class AO, PO, zero %, 2034	1,983,224	1,431,888
Ser. 342, Class 1, PO, zero %, 2033	778,839	613,677
Ser. 02-82, Class TO, PO, zero %, 2032	562,395	452,992
Ser. 04-61, Class CO, PO, zero %, 2031	1,253,000	1,007,686
FRB Ser. 05-117, Class GF, zero %, 2036	372,730	348,446
FRB Ser. 05-65, Class ER, zero %, 2035	1,152,318	1,122,300
FRB Ser. 05-57, Class UL, zero %, 2035	1,153,436	1,131,005
FRB Ser. 05-36, Class QA, zero %, 2035	224,449	211,172
FRB Ser. 05-65, Class CU, zero %, 2034	159,003	191,997
FRB Ser. 05-81, Class DF, zero %, 2033	148,118	150,179
FRB Ser. 06-1, Class HF, zero %, 2032	148,212	145,389
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	112,647	117,995
Ser. T-60, Class 1A3, 7 1/2s, 2044	2,226,563	2,337,996
Ser. T-59, Class 1A3, 7 1/2s, 2043	1,330,797	1,400,761
Ser. T-58, Class 4A, 7 1/2s, 2043	521,447	545,244
Ser. T-57, Class 1A3, 7 1/2s, 2043	1,501,915	1,571,806
Ser. T-51, Class 2A, 7 1/2s, 2042	616,844	641,838
Ser. T-42, Class A5, 7 1/2s, 2042	430,109	447,540
Ser. T-41, Class 3A, 7 1/2s, 2032	1,233,057	1,283,859
Ser. T-60, Class 1A2, 7s, 2044	1,875,769	1,943,987
Ser. T-41, Class 2A, 7s, 2032	71,842	73,916
Ser. T-56, Class A, IO, 0.582s, 2043	5,613,384	73,051
Ser. T-56, Class 3, IO, 0.356s, 2043	6,035,679	51,411
Ser. T-56, Class 1, IO, 0.28s, 2043	7,485,143	42,633
Ser. T-56, Class 2, IO, 0.046s, 2043	6,872,434	15,353
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	2,147,456	2,304,895
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.686s, 2033	13,739,463	776,798

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	$1,196,000	$1,312,811
Ser. 97-C2, Class G, 7 1/2s, 2029	361,000	401,427
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	1,515,000	1,657,122
Freddie Mac
IFB Ser. 2990, Class LB, 9.048s, 2034	1,222,867	1,124,061
IFB Ser. 3153, Class UK, 7.32s, 2036	159,905	181,567
IFB Ser. 3182, Class PS, 7.2s, 2032	1,114,038	1,210,861
IFB Ser. 3202, Class PS, 7.14s, 2036	479,467	508,692
IFB Ser. 3202, Class HM, 6 1/2s, 2036	308,753	323,008
IFB Ser. 3153, Class SX, 6 1/2s, 2036	407,306	432,093
IFB Ser. 3081, Class DC, 5.085s, 2035	665,498	662,136
IFB Ser. 3114, Class GK, 5s, 2036	435,796	436,615
IFB Ser. 2976, Class KL, 4.767s, 2035	1,157,565	1,141,727
IFB Ser. 2990, Class DP, 4.657s, 2034	1,003,372	990,499
IFB Ser. 2979, Class AS, 4.657s, 2034	293,302	279,370
IFB Ser. 3153, Class UT, 4.4s, 2036	236,690	229,658
IFB Ser. 3065, Class DC, 3.81s, 2035	1,002,329	932,238
IFB Ser. 3050, Class SA, 3 1/2s, 2034	719,772	661,294
IFB Ser. 2990, Class WP, 3.225s, 2035	777,123	739,849
IFB Ser. 2927, Class SI, IO, 3.15s, 2035	1,783,392	185,550
IFB Ser. 2828, Class GI, IO, 2.15s, 2034	2,009,391	175,456
IFB Ser. 2869, Class SH, IO, 1.95s, 2034	1,015,011	56,198
IFB Ser. 2869, Class JS, IO, 1.9s, 2034	4,835,851	263,078
IFB Ser. 2815, Class PT, IO, 1.7s, 2032	1,988,613	126,262
IFB Ser. 2828, Class TI, IO, 1.7s, 2030	950,465	53,731
IFB Ser. 3033, Class SF, IO, 1.45s, 2035	1,386,037	51,110
IFB Ser. 3028, Class ES, IO, 1.4s, 2035	4,832,759	324,722
IFB Ser. 2922, Class SE, IO, 1.4s, 2035	2,587,246	124,511
IFB Ser. 3045, Class DI, IO, 1.38s, 2035	12,712,227	531,724
Ser. 3236, Class ES, IO, 1.35s, 2036	1,728,877	76,935
IFB Ser. 3136, Class NS, IO, 1.35s, 2036	2,878,005	168,743
IFB Ser. 3118, Class SD, IO, 1.35s, 2036	4,267,270	174,691
IFB Ser. 3054, Class CS, IO, 1.35s, 2035	1,088,744	46,609
IFB Ser. 3107, Class DC, IO, 1.35s, 2035	5,017,398	336,514
IFB Ser. 3129, Class SP, IO, 1.35s, 2035	2,064,413	86,127
IFB Ser. 3066, Class SI, IO, 1.35s, 2035	3,282,987	215,245
IFB Ser. 2927, Class ES, IO, 1.35s, 2035	1,430,573	65,234
IFB Ser. 2950, Class SM, IO, 1.35s, 2016	2,012,550	107,546
IFB Ser. 3031, Class BI, IO, 1.34s, 2035	921,316	63,288
IFB Ser. 3067, Class SI, IO, 1.3s, 2035	3,850,318	259,356
IFB Ser. 2986, Class WS, IO, 1.3s, 2035	1,078,541	28,328
IFB Ser. 2962, Class BS, IO, 1.3s, 2035	5,876,160	270,513
IFB Ser. 3114, Class TS, IO, 1.3s, 2030	6,708,080	286,000
IFB Ser. 3128, Class JI, IO, 1.28s, 2036	3,222,659	165,403
IFB Ser. 2990, Class LI, IO, 1.28s, 2034	1,776,017	109,100
IFB Ser. 3229, Class BI, IO, 1.27s, 2036	359,891	14,669

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3065, Class DI, IO, 1.27s, 2035	$719,538	$45,338
IFB Ser. 3145, Class GI, IO, 1 1/4s, 2036	2,600,621	164,558
IFB Ser. 3114, Class GI, IO, 1 1/4s, 2036	1,046,841	68,017
IFB Ser. 3174, Class BS, IO, 1.17s, 2036	2,155,037	75,905
IFB Ser. 3152, Class SY, IO, 1.13s, 2036	2,271,489	137,709
IFB Ser. 3081, Class DI, IO, 1.13s, 2035	922,223	47,275
IFB Ser. 3199, Class S, IO, 1.1s, 2036	1,283,471	62,168
IFB Ser. 3016, Class SP, IO, 0.76s, 2035	923,454	24,822
IFB Ser. 3016, Class SQ, IO, 0.76s, 2035	2,177,312	59,528
IFB Ser. 2957, Class SW, IO, 0.65s, 2035	4,620,793	109,022
IFB Ser. 2815, Class S, IO, 0.65s, 2032	2,118,979	55,202
Ser. 242, PO, zero %, 2036	2,059,019	1,672,311
Ser. 239, PO, zero %, 2036	8,166,326	6,527,540
Ser. 3174, PO, zero %, 2036	170,108	144,141
Ser. 236, PO, zero %, 2036	3,645,124	2,916,877
Ser. 3045, Class DO, PO, zero %, 2035	972,114	779,302
Ser. 231, PO, zero %, 2035	18,258,921	13,815,770
Ser. 228, PO, zero %, 2035	8,016,582	6,333,926
Ser. 3130, Class KO, PO, zero %, 2034	304,896	242,355
FRB Ser. 3213, Class FX, zero %, 2036	176,556	169,742
FRB Ser. 3231, Class X, zero %, 2036	197,341	197,527
FRB Ser. 3048, Class XG, zero %, 2035	105,300	98,153
FRB Ser. 3022, Class TC, zero %, 2035	157,180	164,990
FRB Ser. 3003, Class XF, zero %, 2035	986,503	972,633
FRB Ser. 2986, Class XT, zero %, 2035	97,757	97,329
FRB Ser. 2958, Class FL, zero %, 2035	417,232	386,177
FRB Ser. 3046, Class WF, zero %, 2035	203,425	197,055
FRB Ser. 3054, Class XF, zero %, 2034	98,023	95,726
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.073s, 2043	36,150,689	302,760
Ser. 05-C3, Class XC, IO, 0.042s, 2045	94,310,183	489,941
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.814s, 2036	162,000	172,520
Ser. 04-C2, Class A4, 5.301s, 2038	3,963,000	3,951,587
Ser. 03-C2, Class A2, 5.284s, 2040	2,566,000	2,593,867
Ser. 97-C1, Class X, IO, 1.493s, 2029	6,901,625	175,640
Ser. 05-C1, Class X1, IO, 0.136s, 2043	42,063,918	755,847
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	706,723	711,994
Ser. 06-C1, Class XC, IO, 0.039s, 2045	67,441,639	458,401
Government National Mortgage Association
IFB Ser. 06-34, Class SA, 7.44s, 2036	174,967	183,401
IFB Ser. 05-7, Class JM, 4.95s, 2034	1,241,707	1,227,390
IFB Ser. 05-66, Class SP, 3s, 2035	610,364	556,306
IFB Ser. 05-68, Class SN, IO, 1.85s, 2034	3,155,733	166,654
IFB Ser. 04-86, Class SW, IO, 1.4s, 2034	2,475,192	125,962
IFB Ser. 05-65, Class SI, IO, 1s, 2035	2,372,528	89,333

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Government National Mortgage Association
IFB Ser. 05-68, Class SI, IO, 0.95s, 2035	$8,108,662	$345,862
IFB Ser. 06-14, Class S, IO, 0.9s, 2036	2,336,021	80,012
IFB Ser. 05-51, Class SJ, IO, 0.85s, 2035	2,391,564	95,963
IFB Ser. 05-68, Class S, IO, 0.85s, 2035	4,654,609	181,792
IFB Ser. 05-28, Class SA, IO,
0.85s, 2035	5,718,062	179,317
Ser. 98-2, Class EA, PO, zero %, 2028	306,941	251,538
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.655s, 2039	6,068,612	273,799
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.046s, 2037	76,326,964	336,912
Greenwich Capital Commercial
Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.095s, 2042	33,436,263	548,564
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	1,654,000	1,679,422
Ser. 04-GG2, Class A6, 5.396s, 2038	1,775,000	1,783,289
Ser. 05-GG4, Class A4, 4.761s, 2039	42,000	40,309
Ser. 05-GG4, Class A4B, 4.732s, 2039	2,400,000	2,293,878
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.6s, 2015	272,000	273,020
Ser. 98-C1, Class F, 6s, 2030	528,000	531,099
Ser. 03-C1, Class X1, IO, 0.251s, 2040	12,601,989	222,929
Ser. 04-C1, Class X1, IO, 0.134s, 2028	14,747,569	105,998
Ser. 05-GG4, Class XC, IO,
0.103s, 2039	43,492,271	764,513
Ser. 06-GG6, Class XC, IO,
0.033s, 2038	45,975,351	159,836
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	377,000	413,282
Ser. 06-CB16, Class A4, 5.552s, 2045	1,784,000	1,811,313
Ser. 06-CB14, Class A4, 5.481s, 2044	3,560,000	3,596,170
Ser. 06-CB14, Class AM, 5.445s, 2044	1,878,000	1,895,785
FRB Ser. 04-PNC1, Class A4,
5.373s, 2041	16,000	16,120
Ser. 05-CB11, Class A4, 5.335s, 2037	2,776,000	2,774,210
Ser. 05-CB12, Class A4, 4.895s, 2037	42,000	40,665
Ser. 04-C3, Class A5, 4.878s, 2042	40,000	38,771
Ser. 05-LDP2, Class AM, 4.78s, 2042	680,000	651,969
Ser. 06-LDP9, Class A3,
5.336s, 2047	2,043,000	2,039,813
Ser. 06-CB17, Class X, IO, 0.515s, 2043	17,681,376	732,186
Ser. 06-LDP9, Class X, IO, 0.456s, 2047	4,116,000	146,653
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	99,822,912	84,949
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	473,000	481,887
Ser. 06-FL2A, Class X1, IO,
0.716s, 2018	44,251,278	213,158

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 03-ML1A, Class X1, IO,
0.317s, 2039	$2,131,584	$78,685
Ser. 05-LDP2, Class X1, IO,
0.078s, 2042	62,818,947	1,074,793
Ser. 05-CB12, Class X1, IO,
0.073s, 2037	22,749,055	250,595
Ser. 05-LDP1, Class X1, IO,
0.069s, 2046	15,549,918	146,388
Ser. 05-LDP4, Class X1, IO,
0.047s, 2042	45,451,416	417,230
Ser. 05-LDP3, Class X1, IO,
0.043s, 2042	55,937,143	428,269
Ser. 06-LDP6, Class X1, IO,
0.036s, 2043	44,652,282	242,448
Ser. 06-CB14, Class X1, IO,
0.035s, 2044	18,375,663	86,136
Ser. 05-LDP5, Class X1, IO,
0.033s, 2044	143,843,813	663,031
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	314,997	320,185
Ser. 99-C1, Class G, 6.41s, 2031	337,198	316,058
Ser. 98-C4, Class G, 5.6s, 2035	260,000	256,756
Ser. 98-C4, Class H, 5.6s, 2035	441,000	426,908
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	14,000	14,577
Ser. 05-C7, Class AM, 5.263s, 2040	3,000,000	2,969,303
Ser. 04-C7, Class A6, 4.786s, 2029	747,000	720,407
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.719s, 2038	12,539,382	631,859
Ser. 05-C3, Class XCL, IO, 0 1/8s, 2040	27,029,920	583,685
Ser. 05-C2, Class XCL, IO, 0.111s, 2040	77,186,656	789,928
Ser. 05-C5, Class XCL, IO, 0.097s, 2020	28,686,666	412,414
Ser. 05-C7, Class XCL, IO, 0.083s, 2040	34,696,262	329,268
Ser. 06-C7, Class XCL, IO, 0.065s, 2038	9,113,824	160,203
Ser. 06-C1, Class XCL, IO, 0.061s, 2041	43,201,035	484,284
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 9.1s, 2014	757,000	757,000
FRB Ser. 04-LLFA, Class H, 6.3s, 2017	377,000	378,001
FRB Ser. 05-LLFA, 6.15s, 2018	173,000	172,568
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO, 1.8s, 2036	3,657,343	171,750
IFB Ser. 06-5, Class 1A3, IO, 0.05s, 2036	996,237	4,493
IFB Ser. 06-7, Class 4A2, IO, 2.4s, 2036	1,881,108	100,658
Ser. 06-9, Class 2A2, IO, 1.27s, 2036	2,595,000	125,183
Ser. 06-9, Class 2A3, IO, 1.27s, 2036	3,702,000	200,551
IFB Ser. 06-7, Class 2A4, IO, 1.2s, 2036	5,508,836	204,998
IFB Ser. 06-7, Class 2A5, IO, 1.2s, 2036	4,763,761	248,858
IFB Ser. 06-6, Class 1A2, IO, 1.15s, 2036	2,134,922	84,840

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A3, IO, 1.15s, 2036	$2,802,275	$135,829
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	2,203,289	10,787
IFB Ser. 06-6, Class 4A2, IO, 0.03s, 2036	2,124,450	3,448
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.051s, 2049	38,086,000	577,586
Merrill Lynch Floating Trust 144A
Ser. 06-1, Class X1TM, IO, 5.967s, 2022	4,030,000	167,245
FRB Ser. 06-1, Class TM, 5.85s, 2022	409,000	411,171
Ser. 06-1, Class X1A, IO, 1.186s, 2022	20,262,177	290,539
Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C3, Class E, 6.913s, 2030	283,000	304,927
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	41,000	39,695
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043	40,000	38,393
Ser. 05-MCP1, Class XC, IO,
0.064s, 2043	28,725,215	388,239
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.152s, 2039	6,702,975	147,413
Ser. 05-LC1, Class X, IO, 0.107s, 2044	15,677,043	147,585
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.081s, 2039	26,352,000	145,142
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.845s, 2037	1,422,891	488,230
Ser. 04-C2, Class X, IO, 6.006s, 2040	1,120,744	360,389
Ser. 06-C4, Class X, IO, 5.475s, 2016	3,634,000	1,268,231
Ser. 05-C3, Class X, IO, 5.158s, 2044	1,199,108	372,473
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.63s, 2043	5,456,665	326,080
Ser. 05-HQ6, Class X1, IO,
0.073s, 2042	31,241,490	317,296
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,708,000	1,666,059
Ser. 04-HQ4, Class A7, 4.97s, 2040	882,000	863,293
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	256,000	259,774
Ser. 04-RR, Class F5, 6s, 2039	790,000	694,944
Ser. 04-RR, Class F6, 6s, 2039	820,000	686,786
Ser. 05-HQ5, Class X1, IO,
0.073s, 2042	21,294,067	170,519
Morgan Stanley Dean Witter Capital
I Ser. 00-LIF2, Class A1, 6.96s, 2033	71,936	72,176
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.09s, 2030	470,000	480,871
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5 3/4s, 2042
(United Kingdom)	1,147,000	1,146,932

COLLATERALIZED MORTGAGE OBLIGATIONS (41.6%)* continued

Principal amount		Value

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	$1,699,000	$1,760,776
Ser. 00-C1, Class J, 6 5/8s, 2010	206,000	201,870
Ser. 00-C2, Class J, 6.22s, 2033	439,000	448,513
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.9s,
2034 (Ireland)	1,175,000	1,177,938
Ser. 04-1A, Class E, 6.65s,
2034 (Ireland)	463,000	463,000
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.885s, 2036	8,716,235	430,582
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	215,000	214,676
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	336,000	296,625
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	228,000	193,283
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	150,000	131,801
Wachovia Bank Commercial
Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	5,131,000	5,147,156
Ser. 05-C17, Class A4, 5.083s, 2042	2,878,000	2,828,051
Ser. 04-C15, Class A4, 4.803s, 2041	1,317,000	1,267,450
Ser. 06-C28, Class XC, IO,
0.381s, 2048	5,983,035	169,081
Ser. 06-C29, IO, 0.372s, 2048	39,968,000	1,219,823
Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L,
8.65s, 2018	313,000	312,562
Ser. 03-C3, Class IOI, IO, 0.311s, 2035	7,257,742	219,770
Ser. 06-C23, Class XC, IO, 0.045s, 2045	39,224,440	243,976
Ser. 06-C26, Class XC, IO, 0.037s, 2045	14,944,190	57,535
Washington Mutual 144A
Ser. 06-SL1, Class X, IO, 5.303s, 2043	3,185,000	166,964
Washington Mutual Asset Securities
Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	73,000	70,551
Ser. 06-SL1, Class A, 5.303s, 2043	1,962,000	1,962,310
Washington Mutual Multi-Fam.,
Mtge. 144A Ser. 01-1, Class B5,
7.192s, 2031 (Cayman Islands)	572,000	599,185

Total collateralized mortgage obligations
(cost $310,751,755)		$306,820,459

Putnam VT Income Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (27.6%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates 7s, with due dates from
April 15, 2031 to October 15, 2031	$90,110	$94,278

U.S. Government Agency Mortgage Obligations (27.6%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
October 1, 2029 to December 1, 2029	286,308	297,503
6s, with due dates from
September 1, 2013 to October 1, 2021	18,764,467	19,017,459
5 1/2s, October 1, 2036	717,500	709,652
5 1/2s, May 1, 2016	533,452	535,078
Federal National Mortgage Association
Pass-Through Certificates
9s, with due dates from
January 1, 2027 to July 1, 2032	112,137	121,908
8s, with due dates from
March 1, 2033 to July 1, 2033	32,443	33,774
7 1/2s, with due dates from
June 1, 2032 to July 1, 2033	310,689	321,187
7s, with due dates from
April 1, 2032 to April 1, 2033	1,298,902	1,339,090
7s, with due dates from
February 1, 2007 to December 1, 2014	242,208	248,835
6 1/2s, September 1, 2034	27,966	28,513
6s, with due dates from
June 1, 2021 to June 1, 2036	65,296,449	66,222,008
6s, with due dates from
January 1, 2009 to May 1, 2021	18,448,724	18,714,065
6s, TBA, January 1, 2022	61,000,000	61,838,750
5 1/2s, with due dates from
June 1, 2035 to November 1, 2036	784,692	775,966
5 1/2s, with due dates from
March 1, 2009 to February 1, 2021	1,085,115	1,086,336
5s, with due dates from
July 1, 2035 to May 1, 2036	25,078,731	24,218,669
5s, October 1, 2020	655,684	645,080
4 1/2s, with due dates from
November 1, 2020 to November 1, 2035	4,817,278	4,625,464
4 1/2s, with due dates from
August 1, 2020 to September 1, 2020	3,093,773	2,985,974
		203,765,311

Total U.S. government and agency mortgage obligations
(cost $204,000,544)		$203,859,589

U.S. TREASURY OBLIGATIONS (0.3%)*

Principal amount		Value

U.S. Treasury Notes
4 1/4s, November 15, 2013	$715,000	$696,231
3 1/4s, August 15, 2008	1,335,000	1,302,042

Total U.S. treasury obligations (cost $2,069,571)		$1,998,273

ASSET-BACKED SECURITIES (15.3%)*

Principal amount		Value

Aames Mortgage Investment Trust
FRB Ser. 04-1, Class 2A1, 5.66s, 2034	$25,799	$25,807
ABSC NIMS Trust 144A Ser. 05-HE2,
Class A1, 4 1/2s, 2035 (Cayman Islands)	62,661	62,087
Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C, 6.4s, 2013	373,000	377,853
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	32,836	32,138
Ser. 04-6N, Class Note, 4 3/4s, 2035	38,298	37,425
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.73s, 2029	1,470,399	1,475,642
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.85s, 2012	2,243,794	2,244,144
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	4,632	4,631
Ameriquest Mortgage Securities, Inc. FRB
Ser. 06-R1, Class M10, 7.82s, 2036	388,000	338,750
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	622,000	645,538
Ser. 04-1A, Class E, 6.42s, 2039	495,418	490,716
Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 7.82s, 2036	61,000	45,928
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.82s, 2035	176,000	141,618
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 04-HE9, Class A2, 5.69s, 2034	33,501	33,518
FRB Ser. 05-HE1, Class A3, 5.61s, 2035	144,602	144,705
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 6.05s, 2033	455,297	457,218
Banc of America Alternative Loan
Trust IFB Ser. 06-6, Class CB2,
IO, 0.03s, 2046	1,230,396	1,263
Banc of America Funding Corp. IFB
Ser. 06-4, Class A4, IO, 0.15s, 2036	1,317,336	2,479
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.433s, 2034	5,667,341	23,588
Ser. 05-E, Class 2, IO, 0.306s, 2035	14,097,000	84,445
IFB Ser. 06-2, Class A4, IO, 0.05s, 2036	1,142,941	5,991
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.38s, 2011	470,000	475,357
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	173,000	170,860
Bayview Commercial Asset Trust
144A Ser.06-4A, Class IO, IO 1.14s, 2036	939,261	117,321
Bayview Financial Acquisition Trust
FRB Ser. 03-G, Class A1, 5.95s, 2039	2,147,000	2,148,017
Ser. 04-B, Class A1, 5.85s, 2039	2,465,539	2,465,528
FRB Ser. 03-F, Class A, 5.85s, 2043	666,822	667,128

Putnam VT Income Fund

ASSET-BACKED SECURITIES (15.3%)* continued

Principal amount		Value

Bayview Financial Acquisition Trust
FRB Ser. 04-D, Class A, 5.74s, 2044	$906,544	$907,024
Ser. 05-B, Class A, IO, 4.59s, 2039	3,160,609	80,134
Ser. 04-D, Class A, IO, 3.938s, 2007	3,930,152	55,246
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 6.67s, 2038	539,019	543,224
FRB Ser. 03-SSRA, Class A, 6.02s, 2038	534,649	538,338
FRB Ser. 04-SSRA, Class A1,
5.92s, 2039	460,857	463,991
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 4.876s, 2034	255,249	254,208
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 7.32s, 2035	301,000	250,347
FRB Ser. 06-PC1, Class M9, 7.07s, 2035	178,000	146,933
FRB Ser. 03-3, Class A2, 5.91s, 2043	929,663	931,987
FRB Ser. 05-3, Class A1, 5.77s, 2035	402,347	403,605
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036	106,000	95,019
Bennington Finance, Ltd. 144A FRB
Ser. D, 8.865s, 2007 (Cayman Islands)	180,000	181,512
Broadhollow Funding, LLC 144A FRB
Ser. 04-A, Class Sub, 6.57s, 2009	698,000	706,097
Capital Auto Receivables Asset Trust
144A Ser. 05-1, Class D, 6 1/2s, 2011	582,000	574,566
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1, 8.1s, 2010	278,000	282,735
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	94,635	93,310
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.85s,
2011 (Cayman Islands)	261,816	270,835
FRB Ser. 04-AA, Class B3, 8.7s,
2011 (Cayman Islands)	42,514	43,237
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.43s, 2010	860,000	871,469
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	47,663	47,030
CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034 (Cayman Islands)	13,461	12,886
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.454s, 2010	470,000	474,207
Conseco Finance Securitizations Corp.
Ser. 02-1, Class M2, 9.546s, 2033	1,135,000	709,375
Ser. 02-2, Class A, IO, 8 1/2s, 2033	2,613,879	543,577
Ser. 00-4, Class A6, 8.31s, 2032	3,120,000	2,696,199
Ser. 00-5, Class A6, 7.96s, 2032	1,638,000	1,423,838
Ser. 01-4, Class A4, 7.36s, 2033	2,675,000	2,773,622
Ser. 01-1, Class A5, 6.99s, 2032	3,013,000	2,949,652
Ser. 01-3, Class A4, 6.91s, 2033	2,596,000	2,506,259
Ser. 02-1, Class A, 6.681s, 2033	2,908,033	2,946,754
Ser. 01-1, Class A4, 6.21s, 2032	264,952	265,040

ASSET-BACKED SECURITIES (15.3%)* continued

Principal amount		Value

Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 7.365s, 2007	$1,226,000	$1,230,377
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.45s, 2036	1,388,041	2,342
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036	511,278	1,158
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	805,631	4,028
Countrywide Asset
Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	37,835	36,955
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	49,362	49,392
Ser. 04-14N, 5s, 2036	28,188	27,698
Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.339s, 2046	5,409,417	226,519
Ser. 05-2, Class 2X, IO, 1.16s, 2035	6,652,393	151,758
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	527,484	554,687
IFB Ser. 05-R1, Class 1AS, IO,
0.808s, 2035 (SN)	3,526,570	107,845
IFB Ser. 05-R2, Class 1AS, IO,
0.423s, 2035 (SN)	3,587,054	112,471
Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038 (Cayman Islands)	716,000	731,439
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	187,002	183,396
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	155,000	158,857
Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 5.86s, 2035	286,000	286,469
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	34,506	876
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	183,300	183,414
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s, 2009	480,000	469,925
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	89,563	14,348
Ser. 04-3, Class A, 4 1/2s, 2034	2,644	2,420
G-Force CDO, Ltd. 144A Ser. 03-1A,
Class E, 6.58s, 2038 (Cayman Islands)	418,000	416,433
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C, 5.83s, 2010	836,610	837,128
GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C, 6.62s, 2019	513,000	512,995
Ser. 04-1A, Class B, 6.17s, 2018	83,041	83,648
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	814,000	808,306

Putnam VT Income Fund

ASSET-BACKED SECURITIES (15.3%)* continued

	Principal amount	Value

GEBL 144A
Ser. 04-2, Class D, 8.1s, 2032	$310,332	$305,512
Ser. 04-2, Class C, 6.2s, 2032	232,118	232,116
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 6s, 2007	1,379,000	32,958
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.774s,
2041 (United Kingdom)	941,296	949,312
FRB Ser. 02-1, Class 1C, 6.674s,
2042 (United Kingdom)	482,031	482,957
FRB Ser. 02-2, Class 1C, 6.626s,
2043 (United Kingdom)	290,000	291,609
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	6,610,000	6,494,325
Ser. 97-6, Class A9, 7.55s, 2029	330,742	342,295
Ser. 97-4, Class A7, 7.36s, 2029	273,251	281,644
Ser. 97-6, Class A8, 7.07s, 2029	146,036	148,621
Ser. 97-7, Class A8, 6.86s, 2029	194,932	197,720
Ser. 99-3, Class A6, 6 1/2s, 2031	505,000	494,180
Ser. 99-3, Class A5, 6.16s, 2031	28,260	28,437
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,563,179	1,445,684
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.36s, 2045	3,915,647	109,516
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	513,948	508,572
GSAMP Trust 144A Ser. 05-NC1,
Class N, 5s, 2035	20,864	20,818
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	173,986	185,231
Ser. 05-RP3, Class 1A3, 8s, 2035	546,244	576,435
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	450,616	469,848
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	483,136	509,689
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	554,394	577,967
IFB Ser. 04-4, Class 1AS, IO,
0.706s, 2034 (SN)	8,434,735	256,772
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.859s, 2035	887,597	879,511
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.87s,
2030 (Cayman Islands)	400,000	401,120
FRB Ser. 05-1A, Class D, 6.85s,
2030 (Cayman Islands)	652,322	652,322
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	320,003	312,274
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5 7/8s,
2036 (Cayman Islands)	1,175,106	1,166,292
Holmes Financing PLC FRB Ser. 8, Class
2C, 6.094s, 2040 (United Kingdom)	332,000	332,060

ASSET-BACKED SECURITIES (15.3%)* continued

Principal amount		Value

Home Equity Asset Trust 144A
Ser. 04-4N, Class A, 5s, 2034	$19,770	$19,411
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	188,000	185,769
JPMorgan Mortgage
Acquisition Corp. FRB
Ser. 05-OPT2, Class M11, 7.57s, 2035	268,000	227,076
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.35s,
2036 (Cayman Islands)	1,280,000	1,354,650
FRB Ser. 02-1A, Class FFL, 8.1s,
2037 (Cayman Islands)	2,075,000	2,077,594
Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1, 8.6s, 2032	1,626,445	1,268,627
Ser. 02-A IO, 0.3s, 2032	60,192,137	648,949
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	52,970	52,627
FRB Ser. 02-1A, Class A1, 6.05s, 2024	609,986	614,296
Ser. 04-2A, Class D, 5.389s, 2026	51,907	50,163
Ser. 04-2A, Class C, 4.741s, 2026	51,439	49,673
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.661s, 2034	291,710	294,368
Ser. 04-13, Class 3A6, 3.786s, 2034	1,066,000	1,025,407
Ser. 06-OA1, Class X, IO, 2.025s, 2046	2,735,578	102,584
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	1,127,533	25,193
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	2,778,290	7,814
MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A, Class Note,
5.191s, 2034 (Cayman Islands)	6,692	6,605
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	376,272	391,495
Ser. 05-1, Class 1A4, 7 1/2s, 2034	663,390	690,370
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5, 6.53s, 2010	860,000	872,107
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.94s, 2027	2,212,333	2,101,717
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.291s, 2035	1,993,993	1,981,531
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	8,746	8,676
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	15,510	15,278
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)	8,883	8,750
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	24,618	23,879
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	15,290	15,098
Ser. 04-WM1N, Class N1, 4 1/2s, 2034	7,669	7,524
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	234,284	231,878
Morgan Stanley ABS Capital I FRB
Ser. 04-WMC3, Class A2PT, 5.61s, 2035	105,650	105,729

Putnam VT Income Fund

ASSET-BACKED SECURITIES (15.3%)* continued

	Principal amount	Value

Morgan Stanley
Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	$86,994	$86,793
Ser. 04-HB2, Class E, 5s, 2012	128,521	127,039
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.396s, 2035	2,454,619	2,450,018
IFB Ser. 06-7, Class 4A3, IO,
zero %, 2036	1,165,609	3,761
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 7.35s,
2039 (Cayman Islands)	500,000	510,000
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 5.864s,
2015 (Cayman Islands)	520,000	520,364
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	192,115	187,826
Ser. 04-B, Class C, 3.93s, 2012	158,553	154,905
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	736,000	712,698
Newcastle CDO, Ltd. 144A FRB
Ser. 3A, Class 4FL, 8.55s, 2038
(Cayman Islands)	299,000	300,495
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 6.522s, 2035	239,405	244,942
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	224,505	233,766
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	699,196	552,058
Ser. 02-C, Class A1, 5.41s, 2032	1,928,288	1,673,710
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030	214,182	191,492
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.676s,
2018 (Ireland)	273,000	276,522
FRB Ser. 05-A, Class D, 6.876s,
2012 (Ireland)	300,000	299,970
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.82s, 2035	93,000	79,868
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	170,441	167,252
Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 7.82s, 2034	179,000	168,243
People’s Choice Net Interest Margin Note
144A Ser. 04-2, Class B, 5s, 2034	17,663	17,366
Permanent Financing PLC FRB Ser. 3,
Class 3C, 6 1/2s, 2042 (United Kingdom)	580,000	585,578
Providian Gateway Master Trust 144A
FRB Ser. 04-AA, Class D, 7.2s, 2011	535,000	536,680
FRB Ser. 04-EA, Class D, 6.28s, 2011	267,000	268,659
Ser. 04-DA, Class D, 4.4s, 2011	415,000	408,921
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 8.07s, 2035	371,000	333,132
Ser. 04-NT12, Class Note, 4.7s, 2035	4,184	4,151
Ser. 04-NT, Class Note, 4 1/2s, 2034	72,265	69,896

ASSET-BACKED SECURITIES (15.3%)* continued

Principal amount		Value

Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.2s, 2036	$527,058	$5,971
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	1,517,211	1,408,541
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5.58s, 2033	804,662	805,291
SAIL Net Interest
Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	7,356	1,398
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)	67,781	4,311
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	98,810	3,369
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	3,969	397
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)	23,121	925
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	25,734	515
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	6,120	490
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands)	14,353	3,409
Ser. 04-11A, Class A2, 4 3/4s,
2035 (Cayman Islands)	21,550	21,462
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	8,110	8,033
Ser. 05-1A, Class A, 4 1/4s, 2035
(Cayman Islands)	54,317	53,957
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s,
2035 (Cayman Islands)	65,295	64,087
Ser. 05-WF1A, Class A, 4 3/4s,
2035 (Cayman Islands)	2,879	2,872
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 04-HS1N, Class Note, 5.92s,
2034	20,831	833
Ser. 04-HE1N, Class Note, 4.94s,
2034	64,144	2,566
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.82s, 2035	202,000	172,508
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.574s, 2038
(Cayman Islands)	235,000	236,175
Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 05-18, Class 6A1, 5.277s, 2035	1,071,474	1,066,235
Ser. 04-8, Class 1A3, 4.646s, 2034	39,135	39,448
Ser. 05-9, Class AX, IO, 0.952s, 2035	13,255,407	197,506

Putnam VT Income Fund

ASSET-BACKED SECURITIES (15.3%)* continued

Principal amount		Value

Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
5.67s, 2034	$566,559	$566,500
Structured Asset Investment Loan
Trust 144A
FRB Ser. 06-BNC2, Class B1,
7.82s, 2036	115,000	100,531
FRB Ser. 05-HE3, Class M11,
7.82s, 2035	420,000	315,369
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.874s, 2015	2,151,273	2,148,584
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3, 5.17s, 2034	1,250,443	1,161,403
IFB Ser. 05-6, Class 5A8, 3.26s, 2035	1,773,696	1,498,990
Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B, 5.74s, 2035	129,560	129,606
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	718,000	734,999
Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1, 5.148s, 2036	1,432,780	1,421,891
Ser. 05-AR2, Class 2A1, 4.544s, 2035	647,237	638,434
Ser. 04-R, Class 2A1, 4.36s, 2034	658,510	647,842
Ser. 05-AR9, Class 1A2, 4.354s, 2035	689,286	675,848
Ser. 05-AR12, Class 2A5, 4.32s,2035	8,480,000	8,227,084
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	18,344,000	210,534
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	127,846	126,181
Ser. 04-3, Class D, 4.07s, 2012	157,353	155,789
Ser. 04-4, Class D, 3.58s, 2012	74,115	72,961
Ser. 04-1, Class D, 3.17s, 2011	66,957	66,583
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.277s, 2044 (United Kingdom)	649,850	649,824
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s, 2011	116,250	115,827

Total asset-backed securities (cost $115,311,993)		$113,038,654

CORPORATE BONDS AND NOTES (12.4%)*

Principal amount		Value

Basic Materials (0.4%)
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	$695,000	$667,558
Georgia-Pacific Corp. debs. 9 1/2s, 2011	320,000	350,400
Georgia-Pacific Corp. notes 8 1/8s, 2011	260,000	273,000
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013	530,000	523,315
Lafarge SA notes 6 1/2s, 2016 (France)	135,000	138,038
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014	190,000	185,225

CORPORATE BONDS AND NOTES (12.4%)* continued

Principal amount		Value

Basic Materials continued
Newmont Mining Corp. notes 5 7/8s, 2035	$275,000	$255,621
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)	325,000	314,001
Weyerhaeuser Co. debs. 7.95s, 2025	350,000	377,372
		3,084,530

Capital Goods (0.1%)
L-3 Communications Corp. sr. sub. notes
5 7/8s, 2015	185,000	178,525
L-3 Communications Corp. sr. sub. notes
Class B, 6 3/8s, 2015	240,000	237,600
Legrand SA debs. 8 1/2s, 2025 (France)	355,000	408,250
Raytheon Co. debs. 6 3/4s, 2018	35,000	38,286
		862,661

Communication Services (1.1%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	325,000	330,525
AT&T Corp. sr. notes 8s, 2031	270,000	334,983
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	965,000	1,254,080
France Telecom notes 8 1/2s, 2031 (France)	85,000	111,582
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	245,000	247,531
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	320,000	324,000
Southwestern Bell Telephone
debs. 7s, 2027	425,000	434,174
Sprint Capital Corp. company
guaranty 6.9s, 2019	465,000	479,432
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	630,000	630,635
Telecom Italia Capital company
guaranty 7.2s, 2036 (Luxembourg)	140,000	147,350
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	145,000	138,256
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	70,000	67,016
Telecom Italia Capital SA
notes 5 1/4s, 2015 (Luxembourg)	425,000	396,996
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	515,000	550,703
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	115,000	118,786
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	240,000	285,938
Telus Corp. notes 8s, 2011 (Canada)	435,000	475,689
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	975,000	1,002,432
Verizon New Jersey, Inc. debs. 8s, 2022	40,000	44,883
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	405,000	467,257
Verizon Virginia Inc.
debs. Ser. A, 4 5/8s, 2013	255,000	240,197
		8,082,445

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (12.4%)* continued

Principal amount		Value

Conglomerates (—%)
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016 (Netherlands)	$285,000	$288,845

Consumer Cyclicals (0.6%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	245,000	262,902
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	285,000	280,179
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	695,000	720,964
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	175,000	179,589
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011 (S)	720,000	718,184
Federated Retail Holdings, Inc.
company guaranty 5.9s, 2016	470,000	470,656
Ford Motor Credit Corp.
notes 6 3/8s, 2008	425,000	414,590
JC Penney Co., Inc. debs. 7.65s, 2016	40,000	43,967
JC Penney Co., Inc. notes 6 7/8s, 2015	380,000	396,858
Office Depot, Inc. notes 6 1/4s, 2013	232,000	236,597
Omnicom Group, Inc. sr. notes 5.9s, 2016	275,000	277,906
Wyndham Worldwide Corp. 144A
sr. unsec 6s, 2016	315,000	309,459
		4,311,851

Consumer Staples (1.3%)
Comcast Corp. company guaranty
6.45s, 2037	175,000	175,095
Comcast Corp. company guaranty
5 7/8s, 2018	250,000	247,314
Cox Communications, Inc. notes
7 1/8s, 2012	300,000	319,820
Cox Communications, Inc. 144A bonds
6.45s, 2036	385,000	378,956
Cox Communications, Inc. 144A notes
5 7/8s, 2016	365,000	359,195
Cox Enterprises, Inc. 144A notes
7 7/8s, 2010	495,000	527,830
CVS Corp. 144A pass-through
certificates 6.117s, 2013	764,610	770,260
Dean Foods Co. company guaranty
7s, 2016	285,000	287,850
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	270,000	291,264
Fortune Brands, Inc. notes 5 3/8s, 2016	500,000	474,105
Kroger Co. company guaranty 6 3/4s, 2012	20,000	20,986
News America Holdings, Inc.
debs. 7 3/4s, 2045	345,000	394,170
News America, Inc. company
guaranty 6.4s, 2035	645,000	640,765
News America, Inc. debs. 7 1/4s, 2018	215,000	235,815
TCI Communications, Inc. debs. 9.8s, 2012	670,000	790,062
TCI Communications, Inc. debs.
8 3/4s, 2015	580,000	686,015

CORPORATE BONDS AND NOTES (12.4%)* continued

	Principal amount	Value

Consumer Staples (1.3%)
TCI Communications, Inc. debs.
7 7/8s, 2013	$530,000	$589,336
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	5,000	5,866
Time Warner, Inc. company guaranty
6 1/2s, 2036	175,000	174,182
Time Warner, Inc. company guaranty
5 7/8s, 2016	300,000	299,243
Time Warner, Inc. company guaranty
5 1/2s, 2011	145,000	144,629
Time Warner, Inc. debs. 9.15s, 2023	325,000	402,053
Time Warner, Inc. debs. 9 1/8s, 2013	885,000	1,031,016
Viacom, Inc. sr. notes 5 3/4s, 2011	250,000	250,128
		9,495,955

Energy (0.7%)
Anadarko Petroleum Corp. sr. notes
6.45s, 2036	530,000	536,083
Anadarko Petroleum Corp. sr. notes
5.95s, 2016	295,000	295,181
Chesapeake Energy Corp. sr. unsecd.
notes 7 5/8s, 2013	420,000	442,575
Enterprise Products Operating LP
company guaranty Ser. B, 6 3/8s, 2013	250,000	256,848
Enterprise Products Operating LP
company guaranty FRN 8 3/8s, 2066	415,000	449,530
Forest Oil Corp. sr. notes 8s, 2011	250,000	260,000
Hess Corp. bonds 7 7/8s, 2029	500,000	583,646
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	220,000	217,846
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2016	280,000	280,000
Premcor Refining Group, Inc. sr. notes
7 1/2s, 2015	600,000	627,465
Sunoco, Inc. notes 4 7/8s, 2014	260,000	243,417
Valero Energy Corp. sr. unsecd. notes
7 1/2s, 2032	305,000	347,975
Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	350,000	351,355
Weatherford International, Ltd. sr. notes
5 1/2s, 2016	195,000	189,414
		5,081,335

Financial (5.0%)
Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	725,000	796,174
Axa SA 144A sub. notes FRN 6.463s,
2018 (France)	375,000	371,003
Axa SA 144A sub. notes FRN 6.379s,
2036 (France)	375,000	370,785
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	460,000	446,481
Block Financial Corp. notes 5 1/8s, 2014	335,000	318,350

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (12.4%)* continued

Principal amount		Value

Financial continued
Bosphorus Financial Services, Ltd. 144A
sec. FRN 7.174s, 2012 (Cayman Islands)	$905,000	$917,465
Brandywine Operating Partnership
LP notes 5 3/4s, 2012 (R)	220,000	221,510
Capital One Capital III company
guaranty 7.686s, 2036	720,000	815,442
CIT Group, Inc. sr. notes 5s, 2015	160,000	153,839
CIT Group, Inc. sr. notes 5s, 2014	1,550,000	1,497,959
Citigroup, Inc. sub. notes 5s, 2014	171,000	166,964
CNA Financial Corp. unsecd. notes
6 1/2s, 2016	305,000	318,163
CNA Financial Corp. unsecd.
notes 6s, 2011	305,000	309,979
Colonial Properties Trust notes
6 1/4s, 2014 (R)	300,000	306,323
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	495,000	563,215
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	495,000	486,449
Developers Diversified Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	160,000	158,464
Equity One, Inc. notes 5 3/8s, 2015 (R)	290,000	279,972
ERP Operating LP notes 6.584s, 2015	245,000	261,462
Executive Risk Capital Trust
company guaranty Ser. B, 8.675s, 2027	805,000	840,903
Fleet Capital Trust V bank guaranty FRN
6.361s, 2028	470,000	468,890
Fund American Cos. Inc. notes 5 7/8s, 2013	650,000	647,385
GATX Financial Corp notes 5.8s, 2016	235,000	231,213
General Motors Acceptance Corp.
bonds 8s, 2031	380,000	436,266
General Motors Acceptance Corp.
FRN 6.324s, 2007	720,000	720,569
General Motors Acceptance Corp.
FRN Ser. MTN, 6.225s, 2007	760,000	760,050
General Motors Acceptance Corp.
notes 7s, 2012	380,000	392,134
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	265,000	279,704
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	160,000	160,787
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	325,000	316,179
Hospitality Properties Trust notes
6 3/4s, 2013 (R)	325,000	340,156
HRPT Properties Trust bonds
5 3/4s, 2014 (R)	220,000	219,981
HRPT Properties Trust notes
6 1/4s, 2016 (R)	245,000	252,534
HSBC Finance Capital Trust IX FRN
5.911s, 2035	1,400,000	1,406,924
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	1,060,000	1,076,808

CORPORATE BONDS AND NOTES (12.4%)* continued

	Principal amount	Value
Financial continued
International Lease Finance Corp.
notes 4 3/4s, 2012	$1,075,000	$1,045,229
iStar Financial, Inc. sr. unsecd.
notes 5 7/8s, 2016 (R)	705,000	698,766
JP Morgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	585,000	632,779
JP Morgan Chase Capital XX jr.
sub. Ser. T, 6.55s, 2036	950,000	982,709
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	65,000	65,832
Liberty Mutual Insurance 144A
notes 7.697s, 2097	900,000	921,001
Lincoln National Corp. FRB 7s, 2066	515,000	545,841
Loews Corp. notes 5 1/4s, 2016	210,000	204,607
MetLife, Inc. jr. sub. FRN 6.4s, 2036	630,000	632,902
MetLife, Inc. notes 5.7s, 2035	265,000	258,967
Mizuho Financial Group Cayman,
Ltd. bank guaranty 8 3/8s, 2049
(Cayman Islands)	310,000	327,112
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	235,000	233,083
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	270,000	275,864
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	205,000	251,306
NB Capital Trust IV company
guaranty 8 1/4s, 2027	2,110,000	2,202,302
Nuveen Investments, Inc. sr. notes
5 1/2s, 2015	205,000	200,689
Nuveen Investments, Inc. sr. notes
5s, 2010	205,000	201,673
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	515,000	532,730
PNC Bank NA notes 4 7/8s, 2017	420,000	397,861
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	395,000	397,411
Prudential Holdings LLC 144A
bonds 8.695s, 2023	650,000	794,788
RBS Capital Trust IV company
guaranty FRN 6.164s, 2049	600,000	605,714
Realogy Corp. 144A notes 6.15s, 2011 (R)	30,000	30,656
Realogy Corp. 144A sr. notes
6 1/2s, 2016 (R)	115,000	117,744
Rouse Co LP/TRC Co-Issuer Inc.
sr. notes 6 3/4s, 2013	285,000	286,212
Rouse Co. (The) notes 7.2s, 2012 (R)	270,000	277,496
Royal Bank of Scotland Group PLC
FRB 7.648s, 2049 (United Kingdom)	110,000	129,149
Safeco Capital Trust I company
guaranty 8.072s, 2037	585,000	612,273
Simon Property Group LP
unsub. bonds 5 3/4s, 2015 (R)	305,000	309,438
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	295,000	288,663

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (12.4%)* continued

Principal amount		Value

Financial continued
St. Paul Travelers Cos., Inc. (The) sr.
unsecd. notes 5 1/2s, 2015	$35,000	$34,865
Sun Life Canada Capital Trust 144A
company guaranty 8.526s, 2049	940,000	987,296
Swiss Re Capital I LP 144A company
guaranty FRN 6.854s, 2049	355,000	373,687
UBS AG/Jersey Branch FRN 4.065s,
2008 (Jersey)	1,485,000	1,523,981
UBS Preferred Funding Trust I
company guaranty 8.622s, 2049	595,000	657,264
Washington Mutual Bank/Henderson
NV sub. notes Ser. BKNT, 5.95s, 2013	425,000	431,994
Westfield Group sr. notes 5.7s,
2016 (Australia)	365,000	366,371
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049 (Australia)	645,000	639,588
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	305,000	304,115
		37,090,440

Health Care (0.3%)
Bayer Corp. 144A FRB 6.2s, 2008	430,000	431,204
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	115,000	118,450
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	255,000	263,288
WellPoint, Inc. notes 5s, 2014	230,000	222,675
WellPoint, Inc. unsecd. notes 5 1/4s, 2016	245,000	240,170
Wyeth notes 5 1/2s, 2014	1,020,000	1,025,234
		2,301,021

Technology (0.2%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	315,000	342,188
Avnet, Inc. notes 6s, 2015	310,000	305,660
Computer Associates International, Inc.
144A sr. notes 5 5/8s, 2014	400,000	373,724
Xerox Corp. sr. notes 6.4s, 2016	445,000	454,456
		1,476,028

Transportation (0.3%)
American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	215,000	234,888
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	1,205,000	1,220,063
Ryder System, Inc. notes Ser. MTN,
5.95s, 2011	185,000	187,087
Ryder System, Inc. notes Ser. MTN,
5.85s, 2016	245,000	240,443
Union Pacific Corp. 144A
pass-through certificates 5.214s, 2014	295,000	289,168
		2,171,649

CORPORATE BONDS AND NOTES (12.4%)* continued

Principal amount		Value

Utilities & Power (2.4%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	$330,000	$326,788
Appalachian Power Co. sr. notes
5.8s, 2035	255,000	240,877
Arizona Public Services Co. notes
6 1/2s, 2012	435,000	449,375
Atmos Energy Corp. notes 4.95s, 2014	465,000	438,883
Beaver Valley II Funding debs. 9s, 2017	605,000	679,409
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	680,000	674,182
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	515,000	555,037
Cleveland Electric Illuminating Co. (The)
sr. unsec 5.95s, 2036	610,000	581,767
Cleveland Electric Illuminating Co. (The)
144A sr. notes Ser. D, 7.88s, 2017	225,000	263,032
Commonwealth Edison Co. 1st mtge.
Ser. 104, 5.95s, 2016 (S)	250,000	252,752
Consumers Energy Co. 1st mtge. 5s, 2012	495,000	482,913
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	325,000	321,855
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	350,000	344,051
Dominion Resources, Inc. jr. sub.
notes FRN 6.3s, 2066	1,375,000	1,381,299
Duke Energy Field Services, LLC
144A bonds 6.45s, 2036	380,000	390,439
Duke Energy Field Services, LLC
144A notes 5 3/8s, 2015	105,000	101,339
Enbridge Energy Partners LP sr. unsec
5 7/8s, 2016	310,000	306,933
Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	410,000	388,213
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	230,000	236,168
Ipalco Enterprises, Inc. sec. notes
8 3/8s, 2008	160,000	166,000
ITC Holdings Corp. 144A notes
5 7/8s, 2016	450,000	446,567
Kansas Gas & Electric bonds 5.647s, 2021	150,000	145,652
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	285,000	286,688
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	1,005,000	1,013,094
National Fuel Gas Co. notes 5 1/4s, 2013	270,000	264,070
Nevada Power Co. 2nd mtge. 9s, 2013	229,000	247,306
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	185,000	184,144
Northwestern Corp. sec. notes
5 7/8s, 2014	450,000	442,142
Oncor Electric Delivery Co. debs. 7s, 2022	245,000	263,536
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	375,000	422,635

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (12.4%)* continued

Principal amount			Value

Utilities & Power continued
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013		$485,000	$484,742
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016		450,000	450,954
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012 (S)		477,270	479,880
PPL Energy Supply LLC bonds Ser. A,
5.7s, 2015		265,000	260,351
Progress Energy, Inc. sr. unsecd. notes
5 5/8s, 2016		400,000	399,068
Public Service Co. of Colorado sr. notes
Ser. A, 6 7/8s, 2009		390,000	403,498
Public Service Co. of New Mexico sr.
notes 4.4s, 2008		270,000	265,640
Southern California Edison Co. notes
6.65s, 2029		515,000	554,751
Southern California Edison Co. 06-E
1st mtge. 5.55s, 2037		410,000	391,852
Southern Union Co. jr. sub. FRN 7.2s, 2066		445,000	438,663
Teco Energy, Inc. notes 7.2s, 2011		465,000	492,900
TransAlta Corp. notes 5 3/4s, 2013
(Canada)		275,000	274,088
Westar Energy, Inc. 1st mtge.
5.15s, 2017		45,000	42,746
Westar Energy, Inc. 1st mtge.
5.1s, 2020		330,000	306,846
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †		80,689	9,069
			17,552,194

Total corporate bonds and notes
(cost $91,823,328)			$91,798,954

PURCHASED OPTIONS OUTSTANDING (0.1%)*

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.28% versus the three month
USD-LIBOR-BBA maturing on
March 8, 2017.	$40,872,000	Mar-07/5.28	$539,494
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate of
5.28% versus the three month
USD-LIBOR-BBA maturing on
March 8, 2017.	40,872,000	Mar-07/5.28	228,262

Total purchased options outstanding
(cost $2,004,772)			$767,756

MUNICIPAL BONDS AND NOTES (0.1%)* (cost $414,955)

			Principal
		Rating**	amount	Value

MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.309s, 6/1/34		Baa3	$415,000	$433,766

SHORT-TERM INVESTMENTS (11.2%)*

			Principal amount/shares	Value

Putnam Prime Money Market Fund (e)		78,990,988		78,990,988
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)		$1,493,895		$1,491,545
U.S. Treasury Bills 4.862%,
March 29, 2007 #			2,099,000	2,074,337

Total short-term investments (cost $82,556,870)				$82,556,870

Total investments (cost $808,933,788)				$801,274,321

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90-day (Short)	963	$228,832,875	Dec-07	$473,585
Euro-Dollar
90-day (Long)	901	213,266,700	Mar-07	(378,363)
Euro-Dollar
90-day (Long)	21	4,983,038	Sep-07	(2,944)
Euro-Dollar
90-day (Long)	20	4,738,500	Jun-07	(4,329)
U.S. Treasury Note
10 yr (Long)	1667	179,150,406	Mar-07	(1,858,839)
U.S. Treasury Note
5 yr (Short)	194	20,382,125	Mar-07	109,260
U.S. Treasury Note
2 yr (Short)	336	68,554,500	Mar-07	246,306
U.S. Treasury Bond
20 yr (Long)	146	16,269,875	Mar-07	(243,204)

Total				$(1,658,528)

Putnam VT Income Fund

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $4,322,007)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.55%
versus the three month
USD-LIBOR-BBA maturing on
July 5, 2017.	$43,180,000	Jul-07/4.55	$93,869
Option on an interest rate swap
with Lehman Brothers International
for the obligation to pay a fixed
rate of 5.225% versus the three
month USD-LIBOR-BBA maturing
March 5, 2018.	14,181,000	Mar-08/5.225	347,803
Option on an interest rate swap
with Lehman Brothers International
for the obligation to receive a fixed
rate of 5.225% versus the three
month USD-LIBOR-BBA maturing
March 5, 2018.	14,181,000	Mar-08/5.225	311,557
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.55% versus the three month
USD-LIBOR-BBA maturing on
July 5, 2017.	43,180,000	Jul-07/4.55	2,143,114

Total			$2,896,343

TBA SALE COMMITMENTS OUTSTANDING at 12/31/06
(proceeds receivable $647,156)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, January 1, 2037	$650,000	1/11/07	$642,434

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$7,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$(231,725)

1,769,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	4,264

21,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	343,396

1,500,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	78,356

1,240,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	59,682

3,000,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	141,117

8,300,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	341,046

22,000,000	5/20/15	3 month USD-LIBOR-BBA	4.528%	(947,627)

39,200,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	620,871

35,700,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(726,016)

29,313,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	928,021

24,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	891,030

23,974,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	99,844

Citibank, N.A.
23,850,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(544,376)

1,590,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(22,957)

Credit Suisse First Boston International
10,570,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(369,176)

28,000,000	5/17/09	3 month USD-LIBOR-BBA	4.505%	(424,488)

Credit Suisse International
2,609,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(19,338)

1,656,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	25,186

Goldman Sachs International
1,696,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(49,498)

4,880,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(58,367)

7,552,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	(65,007)

13,947,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(172,739)

62,989,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	142,556

14,556,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(83,975)

64,699,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	64,968

1,655,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(17,611)

5,663,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	50,495

17,775,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(187,669)

JPMorgan Chase Bank, N.A.
19,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	347,570

16,700,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(650,234)

33,800,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	1,352,255

63,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	1,030,293

5,862,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(141,135)

25,100,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(1,467,806)

1,800,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	94,388

7,220,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	305,016

1,979,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	19,277

14,515,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(74,802)

64,534,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	58,628

27,520,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	84,716

19,780,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	107,195

35,700,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(418,105)

6,637,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	54,446

20,825,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(222,803)

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$1,793,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	$(38,753)

65,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	292,682

19,667,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(512,318)

Lehman Brothers International (Europe)
7,828,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(83,911)

19,475,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(7,735)

7,828,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	85,435

19,475,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	9,671

104,829,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(4,556,684)

92,028,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(2,534,835)

38,030,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	296,337

Lehman Brothers Special Financing, Inc.
43,020,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(366,644)

56,250,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(1,377,887)

91,686,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	1,501,995

Total				$(6,943,485)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bear Stearns Bank PLC
$28,620,000	6/1/07	41.2 bp plus	The spread	$63,736
		change in spread	return of Lehman
		of Lehman	Brothers Aaa
		Brothers Aaa	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
multiplied by
the modified
duration factor

Citibank, N.A.
10,100,000	5/1/07	10 bp plus	The spread	1,895
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Goldman Sachs International
1,592,000	9/15/11	678 bp (1 month	Ford Credit Auto	(2,387)
		USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

7,140,000	5/1/07	15 bp plus	The spread	12,902
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Putnam VT Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
$10,100,000	5/1/07	10 bp plus	The spread	$1,889
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$78,035

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	$—	$305,000	9/20/11	(111 bp)	$(3,538)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	120,000	6/20/11	(101 bp)	(1,098)

Waste Management,
7.375%, 8/1/10	—	490,000	9/20/12	64 bp	4,762

Deutsche Bank AG
DJ CDX NA IG Series 7	(1)	1,491,000	12/20/13	(50 bp)	(4,141)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	1,491,000	12/20/13	55 bp	10,963

France Telecom, 7.25%,
1/28/13	—	750,000	6/20/16	70 bp	8,770

Goldman Sachs Capital Markets, L.P.
Noble Energy, Inc., 8%,
4/1/27	—	500,000	6/20/13	60 bp	(2,139)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	3,768,000	(a)	2.461%	341,048

DJ CDX NA IG Series 6
Index	1,065	2,484,000	6/20/13	(50 bp)	(9,422)

DJ CDX NA IG Series 6
Index 7-10% tranche	—	2,484,000	6/20/13	55 bp	22,736

DJ CDX NA IG Series 7
Index	(7,452)	65,145,000	12/20/11	(40 bp)	(194,636)

DJ CDX NA IG Series 7
Index	(1)	2,485,000	12/20/13	(50 bp)	(6,901)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	2,485,000	12/20/13	56 bp	19,748

JPMorgan Chase Bank, N.A.
Computer Associates, 5
5/8%,2014	—	400,000	12/20/13	(134 bp)	5,905

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7
Index	$1,394	$2,350,000	12/20/13	(50 bp)	$(5,131)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	2,350,000	12/20/13	54.37 bp	16,406

Hilton Hotels, 7 5/8%,
12/1/12	—	610,000	6/20/13	94 bp	(14,922)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	1,531	2,579,000	12/20/13	(50 bp)	(5,630)

DJ CDX NA IG Series 7
	—	2,579,000	12/20/13	53 bp	15,904

Total					$198,684

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

See page 251 for Notes to the Portfolios.

Putnam VT International Equity Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (98.1%)*

	Shares	Value

Australia (1.1%)
BHP Billiton, Ltd.	73,709	$1,465,919
Macquarie Airports	351,500	999,810
Macquarie Bank, Ltd. (S)	141,861	8,805,839
National Australia Bank, Ltd.	41,263	1,313,395
QBE Insurance Group, Ltd.	43,249	986,861
Woolworths, Ltd.	42,098	792,174
		14,363,998

Belgium (2.8%)
Delhaize Group	155,646	12,963,287
InBev NV	211,776	13,953,771
Mobistar SA	107,793	9,193,550
		36,110,608

Brazil (1.1%)
Petroleo Brasileiro SA ADR	140,790	14,499,962

Canada (0.1%)
Teck Cominco, Ltd. Class B	9,882	745,859

China (0.4%)
China Petroleum & Chemical Corp.	4,214,000	3,903,169
China Shenhua Energy Co., Ltd.	445,000	1,066,456
		4,969,625

Finland (0.7%)
Nokia OYJ	429,042	8,722,761

France (9.9%)
Air Liquide	2,948	698,107
Axa SA	392,494	15,820,766
EDF Energies Nouvelles SA †	13,547	717,031
France Telecom SA	575,383	15,840,345
Pernod-Ricard SA	2,800	641,036
Peugeot SA	61,586	4,066,178
Renault SA	113,764	13,653,376
Sanofi-Synthelabo SA	5,269	485,022
Schneider Electric SA	125,561	13,882,843
Societe Generale	155,317	26,269,585
Total SA	416,734	30,040,144
Veolia Environnement	36,102	2,781,731
		124,896,164

Germany (9.4%)
Adidas-Salomon AG	371,022	18,516,091
Allianz SE †	147,046	30,052,658
BASF AG	254,941	24,885,089
Bayerische Motoren Werke (BMW) AG	85,364	4,894,608
Deutsche Bank AG	91,486	12,254,053
Henkel KGaA (Preference)	59,333	8,735,595
MTU Aero Engines Holding AG	13,365	627,770
RWE AG	91,476	10,069,141
Salzgitter AG	42,183	5,548,104
SAP AG	10,224	543,894

COMMON STOCKS (98.1%)* continued

	Shares	Value

Germany continued
Schwarz Pharma AG	5,203	$653,432
Siemens AG	8,499	847,368
ThyssenKrupp AG	23,123	1,090,232
		118,718,035

Greece (2.2%)
EFG Eurobank Ergasias SA	235,030	8,494,421
Hellenic Telecommunication
Organization (OTE) SA †	313,188	9,361,319
National Bank of Greece SA	205,820	9,450,046
Postal Savings Bank 144A †	26,108	615,180
		27,920,966

Hong Kong (1.8%)
BOC Hong Kong Holdings, Ltd.	4,234,000	11,430,280
China Netcom Group Corp., Ltd.	2,552,000	6,836,861
Esprit Holdings, Ltd.	62,500	693,879
Great Eagle Holdings, Ltd.	1,126,000	3,225,788
Hong Kong Exchanges and Clearing, Ltd.	92,000	1,003,831
		23,190,639

Hungary (0.4%)
MOL Magyar Olaj- es Gazipari Rt.	40,856	4,608,764

Ireland (1.8%)
Bank of Ireland PLC	520,035	11,975,795
CRH PLC	261,879	10,859,996
		22,835,791

Italy (0.3%)
Enel SpA	69,341	713,706
Piaggio & C. SpA †	148,633	616,505
Saipem SpA	38,464	1,001,034
UniCredito Italiano SpA	156,184	1,364,727
		3,695,972

Japan (23.8%)
Aeon Co., Ltd.	214,800	4,624,526
Aeon Co., Ltd. 144A †	19,100	411,212
Asahi Kasei Corp.	873,000	5,721,584
Astellas Pharma, Inc.	264,900	12,062,508
Canon, Inc.	122,600	6,942,321
Chiyoda Corp.	217,000	4,254,422
Credit Saison Co., Ltd.	126,000	4,315,357
Dai Nippon Printing Co., Ltd.	499,000	7,714,224
Daiichi Sankyo Co., Ltd.	465,200	14,539,128
Daito Trust Construction Co., Ltd.	227,100	10,388,296
Dowa Mining Co., Ltd.	59,000	503,081
Dowa Mining Co., Ltd.
(Rights) (F) †	59,000	496
East Japan Railway Co.	2,305	15,369,466
Fuji Photo Film Cos., Ltd.	113,000	4,663,175
Fuji Television Network, Inc.	215	491,616

Putnam VT International Equity Fund

COMMON STOCKS (98.1%)* continued

	Shares	Value

Japan continued
Hoya Corp.	32,900	$1,284,202
Japan Tobacco, Inc.	2,886	13,919,974
Komatsu, Ltd.	541,200	10,899,362
Konica Corp.	326,000	4,604,906
Kubota Corp.	64,000	595,085
Lawson, Inc.	196,900	7,052,078
Matsushita Electric
Industrial Co., Ltd.	1,074,000	21,596,429
Mitsubishi Corp.	686,800	12,887,467
Mitsubishi UFJ Financial
Group, Inc.	176	2,189,448
Mitsui & Co., Ltd.	57,000	848,271
Mitsui Fudosan Co., Ltd.	252,000	6,162,324
Mitsui O.S.K Lines, Ltd.	425,900	4,206,235
Mizuho Financial Group, Inc.	2,802	20,038,075
NET One Systems Co., Ltd.	418	549,868
Nippon Steel Corp.	209,000	1,202,254
Nissan Motor Co., Ltd.	1,658,600	20,144,750
Nomura Securities Co., Ltd.	48,100	909,896
NSK, Ltd.	69,000	679,168
NTT DoCoMo, Inc.	296	468,060
Omron Corp.	273,500	7,779,114
Ono Pharmaceutical Co., Ltd.	113,500	5,982,567
ORIX Corp.	44,560	12,927,389
Osaka Gas Co., Ltd.	1,470,000	5,485,521
Rohm Co., Ltd.	51,900	5,159,146
Sankyo Co., Ltd.	120,000	6,650,141
Shimizu Corp. (S)	870,000	4,354,744
Sumitomo Mitsui Banking Corp.	114,000	1,188,536
Suzuki Motor Corp.	468,200	13,234,196
Terumo Corp.	207,400	8,163,486
Toho Gas Co., Ltd.	809,000	3,937,930
Tokyo Electric Power Co.	21,859	707,458
Toyota Motor Corp.	54,800	3,593,825
Ulvac, Inc.	22,200	760,692
		302,164,009

Jersey (0.1%)
Experian Group, Ltd. 144A †	77,099	903,340

Netherlands (2.8%)
Endemol NV	33,278	759,544
ING Groep NV	570,905	25,291,958
Koninklijke (Royal) KPN NV	659,449	9,345,552
Royal Numico NV	12,048	645,290
		36,042,344

COMMON STOCKS (98.1%)* continued

	Shares	Value

Norway (1.7%)
DnB Holdings ASA	733,200	$10,412,100
Norsk Hydro ASA	13,185	405,439
Schibsted ASA	45,350	1,623,723
Statoil ASA	328,800	8,676,246
		21,117,508

Portugal (0.5%)
Banco Comercial Portugues SA	1,816,763	6,711,372

Russia (0.4%)
Gazprom	459,816	5,272,517

Singapore (0.5%)
Chartered Semiconductor
Manufacturing, Ltd. †	4,368,000	3,634,307
Oversea-Chinese Banking Corp.	169,000	846,921
Singapore Airlines, Ltd.	147,000	1,677,782
StarHub, Ltd. 144A	246,000	421,251
		6,580,261

South Korea (0.7%)
LG Electronics, Inc.	7,200	423,531
POSCO	24,227	8,029,841
		8,453,372

Spain (3.0%)
Banco Bilbao Vizcaya Argentaria SA	1,195,461	28,676,235
Banco Santander Central Hispano SA	39,643	737,300
Iberdrola SA	207,610	9,020,981
		38,434,516

Sweden (3.9%)
Hennes & Mauritz AB Class B	337,590	17,009,605
Lindab International AB 144A †	45,750	870,897
Swedbank AB	507,970	18,398,762
Telefonaktiebolaget LM Ericsson AB
Class B	3,183,280	12,834,609
		49,113,873

Switzerland (9.8%)
Credit Suisse Group	450,488	31,428,239
Nestle SA	53,942	19,127,959
Nobel Biocare Holding AG	67,924	20,073,784
Novartis AG	24,048	1,381,854
Petroplus Holdings AG 144A †	14,000	850,156
Roche Holding AG	182,889	32,720,017
Swisscom AG	3,890	1,472,002
Zurich Financial Services AG	64,695	17,355,249
		124,409,260

Taiwan (—%)
Himax Technologies, Inc. ADR †	96,200	458,874

Putnam VT International Equity Fund

COMMON STOCKS (98.1%)* continued

			Shares	Value

United Kingdom (18.9%)
Aviva PLC			39,045	$627,000
BAE Systems PLC			122,353	1,014,924
Barclays PLC			1,544,146	21,991,762
Barratt Developments PLC			446,400	10,790,054
BHP Billiton PLC			1,339,089	24,744,497
BP PLC			2,803,444	31,327,558
British Energy Group PLC †			601,942	6,397,016
Bunzl PLC			91,463	1,117,267
GlaxoSmithKline PLC			40,826	1,076,269
IMI PLC			515,105	5,076,317
Imperial Chemical Industries PLC			1,094,094	9,679,520
Imperial Tobacco Group PLC			14,294	563,300
J Sainsbury PLC			848,068	6,796,266
Ladbrokes PLC			1,033,249	8,438,943
Pennon Group PLC			50,718	564,192
Punch Taverns PLC			674,427	16,835,737
Reckitt Benckiser PLC			510,686	23,338,143
Rio Tinto PLC			25,200	1,339,152
Royal Bank of Scotland Group PLC			571,589	22,218,929
Scottish Power PLC			1,238,220	18,115,604
Travis Perkins PLC			205,315	7,940,708
Vodafone Group PLC			6,941,449	19,151,886
				239,145,044

Total common stocks (cost $1,041,868,224)				$1,244,085,434

WARRANTS (—%)* † (cost $397,736)

	Expiration	Strike
	date	price	Warrants	Value

Fuji Television Network
Structured Exercise Call
Warrants 144A (issued by
Merrill Lynch International
& Co.) (Japan)	11/20/07	—	197	$449,757

SHORT-TERM INVESTMENTS (2.1%)*

Principal amount/shares				Value

Putnam Prime Money Market Fund (e)			17,782,285	$17,782,285
Short-term investments held as
collateral for loaned securities
with yields of 4.80% and due date
of January 2, 2007 (d)			$9,184,883	9,180,000

Total short-term investments (cost $26,962,285)				$26,962,285

Total investments (cost $1,069,228,245)				$1,271,497,476

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06

(aggregate face value $222,467,088)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$97,719,886	$93,920,868	1/17/07	$3,799,018
British Pound	79,178,543	79,725,406	3/22/07	(546,863)
Canadian Dollar	22,850	23,201	1/17/07	(351)
Euro	20,027,459	20,034,288	3/22/07	(6,829)
Japanese Yen	14,355,618	14,626,155	2/21/07	(270,537)
Norwegian Krone	9,368,397	9,464,631	3/22/07	(96,234)
Swedish Krona	4,642,943	4,672,539	3/22/07	(29,596)

Total				$2,848,608

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06
(aggregate face value $214,194,521)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$3,230,177	$3,212,036	1/17/07	$(18,141)
British Pound	12,155,772	12,161,324	3/22/07	5,552
Euro	20,700,960	20,768,597	3/22/07	67,637
Hong Kong Dollar	24,956,490	24,982,003	2/21/07	25,513
Japanese Yen	80,147,986	81,550,962	2/21/07	1,402,976
Norwegian Krone	2,173,906	2,221,813	3/22/07	47,907
Swedish Krona	15,598,827	15,652,874	3/22/07	54,047
Swiss Franc	53,040,793	53,644,912	3/22/07	604,119

Total				$2,189,610

The fund had the following industry group concentration greater than 10%
at December 31, 2006 (as a percentage of net assets):
Banking	15.9%

See page 251 for Notes to the Portfolios.

Putnam VT International Growth and Income Fund

The fund’s portfolio 12/31/06

COMMON STOCKS (98.6%)*

	Shares	Value

Aerospace and Defense (0.5%)
MTU Aero Engines Holding AG
(Germany)	53,574	$2,516,436

Airlines (2.6%)
British Airways PLC
(United Kingdom) †	239,279	2,471,804
Cathay Pacific Airways (Hong Kong)	741,000	1,825,282
Qantas Airways, Ltd. (Australia)	627,336	2,575,818
Singapore Airlines, Ltd.
(Singapore)	432,000	4,930,624
		11,803,528

Automotive (5.2%)
Bayerische Motoren Werke (BMW) AG
(Germany)	101,998	5,848,369
Nissan Motor Co., Ltd. (Japan)	448,700	5,449,746
Peugeot SA (France)	47,326	3,124,670
Renault SA (France)	28,437	3,412,864
Suzuki Motor Corp. (Japan)	213,300	6,029,163
		23,864,812

Banking (22.7%)
Banco Bilbao Vizcaya Argentaria SA
(Spain)	266,485	6,392,334
Banco Comercial Portugues SA
(Portugal)	1,449,633	5,355,143
Banco Santander Central Hispano SA
(Spain)	735,822	13,685,187
Bank of Ireland PLC (Ireland)	241,031	5,550,661
Barclays PLC (United Kingdom)	729,910	10,395,395
BNP Paribas SA (France)	75,301	8,176,456
Daegu Bank (South Korea)	203,090	3,463,192
DnB Holdings ASA (Norway)	377,418	5,359,675
Fortis (Belgium)	107,484	4,571,410
Hachijuni Bank, Ltd. (The) (Japan)	335,000	2,194,450
HSBC Holdings PLC (United Kingdom)	451,324	8,226,067
National Bank of Greece SA (Greece)	76,698	3,521,522
Royal Bank of Scotland Group PLC
(United Kingdom)	339,231	13,186,659
Societe Generale (France)	50,386	8,522,051
Swedbank AB (Sweden)	158,944	5,756,979
		104,357,181

Basic Materials (1.2%)
Anglo American PLC (United Kingdom)	112,071	5,464,531

Chemicals (2.6%)
Asahi Kasei Corp. (Japan)	948,000	6,213,129
BASF AG (Germany)	59,689	5,826,313
		12,039,442

COMMON STOCKS (98.6%)* continued

	Shares	Value

Coal (0.6%)
China Coal Energy Co. Class H
(China) †	2,201,000	$1,429,055
China Coal Energy Co. 144A Class H
(China) †	1,932,000	1,254,400
		2,683,455

Communications Equipment (0.9%)
Nokia OYJ (Finland)	213,164	4,333,792

Computers (0.2%)
Wincor Nixdorf AG (Germany)	5,997	926,215

Conglomerates (0.8%)
Investor AB Class B (Sweden)	142,129	3,473,857

Construction (1.3%)
Lindab International AB (Sweden) †	107,200	2,040,659
Lindab International AB 144A
(Sweden) †	38,090	725,081
Skanska AB Class B (Sweden)	154,739	3,035,368
		5,801,108

Consumer (1.5%)
Matsushita Electric
Industrial Co., Ltd. (Japan)	350,000	7,037,942

Consumer Goods (1.5%)
Reckitt Benckiser PLC
(United Kingdom)	154,565	7,063,558

Distribution (0.6%)
Canon Sales Co., Inc. (Japan)	113,000	2,570,716

Electric Utilities (4.1%)
E.On AG (Germany)	45,793	6,238,533
Enel SpA (Italy)	438,215	4,510,415
Kansai Electric Power, Inc. (Japan)	118,400	3,194,687
RWE AG (Germany)	43,659	4,805,726
		18,749,361

Electronics (3.3%)
Brother Industries, Ltd. (Japan)	284,000	3,847,976
Omron Corp. (Japan)	195,500	5,560,573
Rohm Co., Ltd. (Japan)	30,100	2,992,106
Samsung Electronics Co., Ltd.
(South Korea)	4,510	2,955,314
Ulvac, Inc. (Japan)	3,800	130,209
		15,486,178

Energy (1.2%)
Aker Kvaerner ASA (Norway)	45,173	5,622,672

Engineering & Construction (1.2%)
Daito Trust Construction Co., Ltd.
(Japan)	78,400	3,586,272
Shimizu Corp. (Japan)	401,000	2,007,187
		5,593,459

Putnam VT International Growth and Income Fund

COMMON STOCKS (98.6%)* continued

	Shares	Value

Financial (1.3%)
Mitsubishi UFJ Financial
Group, Inc. (Japan)	204	$2,537,769
ORIX Corp. (Japan)	11,610	3,368,200
		5,905,969

Food (3.2%)
Delhaize Group (Belgium)	43,069	3,587,087
J Sainsbury PLC (United Kingdom)	516,732	4,140,998
Orkla ASA (Norway)	57,700	3,268,482
Toyo Suisan Kaisha, Ltd. (Japan)	238,000	3,817,199
		14,813,766

Gaming & Lottery (1.4%)
Ladbrokes PLC (United Kingdom)	404,568	3,304,263
Sankyo Co., Ltd. (Japan)	59,900	3,319,529
		6,623,792

Health Care Services (0.5%)
Suzuken Co., Ltd. (Japan)	58,100	2,180,062

Homebuilding (0.9%)
Barratt Developments PLC
(United Kingdom)	178,343	4,310,777

Insurance (4.2%)
Allianz SE (Germany) †	46,634	9,530,866
ING Groep NV (Netherlands)	217,946	9,655,338
		19,186,204

Investment Banking/Brokerage (6.4%)
3i Group PLC (United Kingdom)	136,932	2,700,574
Credit Suisse Group (Switzerland)	178,617	12,461,193
Deutsche Bank AG (Germany)	69,733	9,340,357
Nomura Securities Co., Ltd. (Japan)	265,900	5,029,964
		29,532,088

Machinery (0.6%)
Hyundai Heavy Industries
(South Korea)	19,080	2,578,157

Manufacturing (1.0%)
Hyundai Mipo Dockyard (South Korea)	15,860	2,034,136
IMI PLC (United Kingdom)	264,014	2,601,836
		4,635,972

Metals (4.3%)
Alcan Aluminum, Ltd. (Canada)	64,277	3,133,821
JFE Holdings, Inc. (Japan)	67,100	3,438,782
Nippon Steel Corp. (Japan)	703,000	4,043,944
POSCO (South Korea)	14,432	4,783,368
Voest-Alpine AG (Austria)	78,832	4,448,484
		19,848,399

COMMON STOCKS (98.6%)* continued

	Shares	Value

Natural Gas Utilities (1.9%)
Osaka Gas Co., Ltd. (Japan)	811,000	$3,026,366
Toho Gas Co., Ltd. (Japan)	585,000	2,847,576
Tokyo Gas Co., Ltd. (Japan)	555,000	2,951,964
		8,825,906

Oil & Gas (6.9%)
BP PLC (United Kingdom)	1,343,225	15,010,094
China Petroleum & Chemical Corp.
(China)	4,702,000	4,355,173
Petroleo Brasileiro SA ADR (Brazil)	48,606	5,005,932
Royal Dutch Shell PLC Class B
(Netherlands)	61,306	2,164,330
Saras SpA (Italy) †	467,857	2,496,160
Statoil ASA (Norway)	111,378	2,938,999
		31,970,688

Pharmaceuticals (2.6%)
GlaxoSmithKline PLC
(United Kingdom)	87,725	2,312,637
Ono Pharmaceutical Co., Ltd.
(Japan)	92,300	4,865,119
Tanabe Seiyaku Co., Ltd. (Japan)	360,000	4,705,843
		11,883,599

Photography/Imaging (1.5%)
Fuji Photo Film Cos., Ltd. (Japan)	79,100	3,264,222
Konica Corp. (Japan)	259,000	3,658,499
		6,922,721

Publishing (1.4%)
Dai Nippon Printing Co., Ltd.
(Japan)	193,000	2,983,658
Schibsted ASA (Norway)	98,403	3,523,246
		6,506,904

Retail (2.1%)
Adidas-Salomon AG (Germany)	58,060	2,897,522
Lawson, Inc. (Japan)	108,200	3,875,240
Onward Kashiyama Co., Ltd. (Japan)	215,000	2,745,097
		9,517,859

Telecommunications (4.9%)
France Telecom SA (France)	140,501	3,868,005
Koninklijke (Royal) KPN NV
(Netherlands)	244,021	3,458,207
SK Telecom Co., Ltd. (South Korea)	13,270	3,170,745
Telefonos de Mexico SA de CV
(Telmex) (Mexico)	3,280,098	4,654,604
Vodafone Group PLC (United Kingdom)	2,689,695	7,421,036
		22,572,597

Putnam VT International Growth and Income Fund

COMMON STOCKS (98.6%)* continued

	Shares	Value

Telephone (1.5%)
Belgacom SA (Belgium)	89,360	$3,926,150
Hellenic Telecommunication
Organization (OTE) SA (Greece) †	95,844	2,864,830
		6,790,980

Total common stocks (cost $384,931,274)		$453,994,683

SHORT-TERM INVESTMENTS (0.7%)* (cost $3,013,137)

	Shares	Value

Putnam Prime Money Market Fund (e)	3,013,137	$3,013,137

Total investments (cost $387,944,411)		$457,007,820

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Australia		0.6%
Austria		1.0
Belgium		2.6
Brazil		1.1
Canada		0.7
China		1.5
Finland		0.9
France		5.9
Germany		10.5
Greece		1.4
Ireland		1.2
Italy		1.5
Japan		24.8
Mexico		1.0
Netherlands		3.3
Norway		4.5
Portugal		1.2
Singapore		1.1
South Korea		4.2
Spain		4.4
Sweden		3.3
Switzerland		2.7
United Kingdom		19.4
United States		0.7
Other		0.5

Total		100.0%

See page 251 for Notes to the Portfolios.

Putnam VT International New Opportunities Fund

The fund’s portfolio 12/31/06

COMMON STOCKS (100.0%)*

	Shares	Value

Advertising and Marketing Services (0.4%)
Dentsu, Inc. (Japan)	405	$1,188,721

Aerospace and Defense (1.0%)
CAE, Inc. (Canada)	195,500	1,804,590
MTU Aero Engines Holding AG
(Germany)	21,881	1,027,777
		2,832,367

Airlines (0.5%)
Vueling Airlines SA 144A (Spain) †	36,510	1,575,440

Automotive (4.7%)
Bayerische Motoren Werke (BMW) AG
(Germany)	21,600	1,238,503
Piaggio & C. SpA (Italy) †	476,698	1,977,264
Piaggio & C. SpA 144A (Italy) †	45,000	186,653
Suzuki Motor Corp. (Japan)	209,400	5,918,925
Toyota Motor Corp. (Japan)	67,000	4,393,911
		13,715,256

Banking (17.3%)
Banca Popolare di Verona e Novara
Scrl (Italy)	31,490	902,436
Banco Bilbao Vizcaya Argentaria SA
(Spain)	220,236	5,282,932
Bank of Montreal (Canada)	22,000	1,303,452
BNP Paribas SA (France)	31,136	3,380,860
Canadian Imperial Bank of Commerce
(Canada)	17,700	1,493,998
China Merchants Bank Co., Ltd.
Class H (China) †	738,000	1,558,895
China Merchants Bank Co., Ltd.
144A Class H (China) †	120,500	254,535
Julius Baer Holding, Ltd. Class B
(Switzerland)	13,209	1,447,716
Kazkommertsbank GDR 144A
(Kazakhstan) †	68,550	1,583,505
Korea Exchange Bank (South Korea)	108,040	1,486,882
Krung Thai Bank PCL NVDR (Non Voting
Depository Receipt) (Thailand)	6,671,400	2,188,846
Mitsubishi UFJ Financial Group, Inc.
(Japan)	473	5,884,140
Mizuho Financial Group, Inc.
(Japan)	666	4,762,797
Royal Bank of Scotland Group PLC
(United Kingdom)	54,737	2,127,748
Royal Bank of Scotland Group PLC
144A (United Kingdom)	3,241	125,985
Societe Generale (France)	45,810	7,748,088
Sumitomo Mitsui Financial
Group, Inc. (Japan)	189	1,927,731
Swedbank AB (Sweden)	119,900	4,342,799
UniCredito Italiano SpA (Italy)	197,987	1,729,999
		49,533,344

COMMON STOCKS (100.0%)* continued

	Shares	Value

Basic Materials (1.2%)
CRH PLC (Ireland)	80,815	$3,351,359

Beverage (1.9%)
InBev NV (Belgium)	82,419	5,430,530

Broadcasting (0.8%)
Modern Times Group AB Class B
(Sweden)	33,150	2,179,126

Cable Television (0.3%)
Rogers Communications Class B
(Canada)	31,800	947,501

Chemicals (1.0%)
Shin-Etsu Chemical Co. (Japan)	17,000	1,131,533
Toray Industries, Inc. (Japan)	234,000	1,755,760
		2,887,293

Commercial and Consumer Services (2.4%)
Barloworld, Ltd. (South Africa)	47,216	1,105,340
Compass Group PLC (United Kingdom)	251,060	1,422,285
SGS SA (Switzerland)	1,213	1,348,089
Sodexho Alliance SA (France)	50,340	3,156,963
		7,032,677

Computers (0.5%)
Wincor Nixdorf AG (Germany)	9,173	1,416,737

Construction (1.2%)
Kingspan Group PLC (Ireland)	41,537	1,100,009
Sika AG (Switzerland) †	1,490	2,309,854
		3,409,863

Consumer Goods (3.2%)
Henkel KGaA (Preference) (Germany)	21,091	3,105,227
Reckitt Benckiser PLC
(United Kingdom)	132,474	6,054,008
		9,159,235

Distribution (0.6%)
Jeronimo Martins, SGPS, SA (Portugal)	79,398	1,780,816

Electric Utilities (2.0%)
RWE AG (Germany)	12,200	1,342,904
Scottish and Southern Energy PLC
(United Kingdom)	100,414	3,054,086
Scottish Power PLC (United Kingdom)	95,472	1,396,790
		5,793,780

Electrical Equipment (0.9%)
Schneider Electric SA (France)	12,028	1,329,894
Zumtobel AG (Austria) †	43,819	1,393,801
		2,723,695

Putnam VT International New Opportunities Fund

COMMON STOCKS (100.0%)* continued

	Shares	Value

Electronics (4.5%)
Hoya Corp. (Japan)	74,000	$2,888,479
Minebea Co., Ltd. (Japan)	174,000	1,218,197
Mitsumi Electric Co., Ltd. (Japan)	78,400	1,728,138
Omron Corp. (Japan)	56,400	1,604,176
Samsung Electronics Co., Ltd.
(South Korea)	6,225	4,079,119
Shinko Electric Industries (Japan)	57,400	1,502,526
		13,020,635

Energy (2.1%)
Saipem SpA (Italy)	138,186	3,596,322
Technicas Reunidas SA (Spain)	16,725	639,687
Technicas Reunidas SA 144A
(Spain) †	43,500	1,663,761
		5,899,770

Energy (Other) (1.1%)
EDF Energies Nouvelles SA 144A
(France) †	3,134	165,880
Renewable Energy Corp. AS
(Norway) † (S)	128,400	2,349,070
Renewable Energy Corp. AS 144A
(Norway) † (S)	41,100	751,922
		3,266,872

Engineering & Construction (2.7%)
Daito Trust Construction Co., Ltd.
(Japan)	104,800	4,793,895
Keller Group PLC (United Kingdom)	105,774	1,859,784
Leighton Holdings, Ltd. (Australia)	67,439	1,077,932
		7,731,611

Financial (2.8%)
Acta Holding ASA (Norway)	712,300	3,759,265
Grupo Financiero Banorte SA de CV
(Mexico)	427,000	1,670,663
ORIX Corp. (Japan)	9,160	2,657,425
		8,087,353

Food (1.3%)
Nestle SA (Switzerland)	7,692	2,727,601
Parmalat SpA (Italy) †	226,572	973,404
		3,701,005

Gaming & Lottery (0.6%)
Aristocrat Leisure, Ltd. (Australia)	132,490	1,660,723

Homebuilding (1.2%)
Barratt Developments PLC
(United Kingdom)	71,081	1,718,118
Berkeley Group Holdings PLC
(United Kingdom) †	53,305	1,774,764
		3,492,882

COMMON STOCKS (100.0%)* continued

	Shares	Value
Household Furniture and Appliances (0.5%)
Nobia AB (Sweden)	37,900	$1,459,131

Insurance (3.9%)
Admiral Group PLC (United Kingdom)	74,425	1,596,782
Allianz SE (Germany)	32,116	6,563,736
AMP, Ltd. (Australia)	187,306	1,490,212
FBD Holdings PLC (Ireland)	27,357	1,488,151
		11,138,881

Investment Banking/Brokerage (3.1%)
Ashmore Group PLC 144A
(United Kingdom) †	380,700	1,932,804
Credit Suisse Group (Switzerland)	21,545	1,503,084
Macquarie Bank, Ltd. (Australia)	26,015	1,614,848
UBS AG (Switzerland)	65,254	3,950,484
		9,001,220

Lodging/Tourism (0.6%)
Punch Taverns PLC (United Kingdom)	74,043	1,848,337

Machinery (2.4%)
Alstom (France) †	22,239	3,011,950
Makita Corp. (Japan)	38,700	1,188,925
Sumitomo Heavy Industries, Ltd.
(Japan)	266,000	2,798,006
		6,998,881

Medical Technology (1.9%)
Fresenius Medical Care AG (Germany)	12,745	1,694,570
Mindray Medical International,
Ltd. ADR Class A (China) †	21,299	509,472
Nobel Biocare Holding AG
(Switzerland)	11,140	3,292,238
		5,496,280

Metals (2.7%)
Algoma Steel, Inc. (Canada) †	46,500	1,313,627
TMK OAO 144A GDR (Russia) †	40,359	1,412,565
Vallourec SA (France)	8,534	2,463,857
Zinifex, Ltd. (Australia)	166,338	2,462,189
		7,652,238

Oil & Gas (3.8%)
BP PLC (United Kingdom)	288,216	3,220,718
MOL Magyar Olaj- es Gazipari Rt.
(Hungary)	14,452	1,630,259
Total SA (France)	85,209	6,142,265
		10,993,242

Pharmaceuticals (11.0%)
Astellas Pharma, Inc. (Japan)	112,400	5,118,256
AstraZeneca PLC (London Exchange)
(United Kingdom)	36,737	1,970,948
Bayer AG (Germany)	29,352	1,580,754
Daiichi Sankyo Co., Ltd. (Japan)	131,300	4,103,585

Putnam VT International New Opportunities Fund

COMMON STOCKS (100.0%)* continued

	Shares	Value

Pharmaceuticals continued
GlaxoSmithKline PLC
(United Kingdom)	206,203	$5,435,996
Novartis AG (Switzerland)	69,058	3,968,233
Ono Pharmaceutical Co., Ltd.
(Japan)	29,800	1,570,753
Roche Holding AG (Switzerland)	13,452	2,406,649
Sanofi-Synthelabo SA (France)	29,984	2,760,087
Terumo Corp. (Japan)	68,400	2,692,297
		31,607,558

Photography/Imaging (0.5%)
Konica Corp. (Japan)	97,500	1,377,234

Power Producers (0.8%)
SembCorp Industries, Ltd.
(Singapore)	873,740	2,181,792

Publishing (0.4%)
Schibsted ASA (Norway)	32,800	1,174,379

Railroads (0.4%)
East Japan Railway Co. (Japan)	187	1,246,894

Real Estate (1.4%)
GAGFAH SA 144A (Luxembourg) †	22,000	684,825
Kier Group PLC (United Kingdom)	38,133	1,615,906
Mitsui Fudosan Co., Ltd. (Japan)	67,000	1,638,396
		3,939,127

Retail (2.3%)
Cie Financier Richemont AG
(Switzerland)	25,781	1,497,315
Hennes & Mauritz AB Class B
(Sweden)	30,250	1,524,158
Marks & Spencer Group PLC
(United Kingdom)	161,926	2,268,009
Woolworths, Ltd. (Australia)	72,736	1,368,700
		6,658,182

Schools (0.4%)
New Oriental Education & Technology
Group ADR (China) † (S)	32,800	1,100,112

Shipping (2.0%)
Bergesen Worldwide Gas ASA (Norway)	7,200	95,406
Bergesen Worldwide Gas ASA 144A
(Norway)	134,800	1,786,204
Orient Overseas International,
Ltd. (Hong Kong)	603,000	3,827,423
		5,709,033

Technology Services (0.6%)
United Internet AG (Germany)	99,359	1,639,631

COMMON STOCKS (100.0%)* continued

			Shares	Value

Telecommunications (2.2%)
Comstar United Telesystems GDR
144A (Russia) (S)			92,400	$773,630
Koninklijke (Royal) KPN NV
(Netherlands)			165,702	2,348,289
Telefonica SA (Spain)			155,603	3,300,986
				6,422,905

Textiles (0.4%)
Gildan Activewear, Inc. (Canada) †			25,200	1,179,073

Transportation Services (1.1%)
Kuehne & Nagel International AG
(Switzerland)			12,292	894,157
Oesterreichische Post AG
(Austria) †			46,054	2,194,049
				3,088,206

Water Utilities (1.4%)
Veolia Environnement (France)			52,973	4,081,672

Total common stocks (cost $228,887,316)				$287,812,599

SHORT-TERM INVESTMENTS (1.4%)* (cost $4,078,550)

		Principal amount		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.80%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)		$4,082,071		$4,078,550

Total investments (cost $232,965,866)				$291,891,149

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06
(aggregate face value $58,015,030)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$18,439,944	$17,822,230	1/17/07	$617,714
British Pound	20,264,779	20,363,139	3/22/07	(98,360)
Canadian Dollar	11,516,369	11,963,757	1/17/07	(447,388)
Euro	4,254,607	4,251,381	3/22/07	3,226
Japanese Yen	703,736	724,321	2/21/07	(20,585)
Norwegian Krone	2,135,105	2,157,196	3/22/07	(22,091)
Swedish Krona	725,448	733,006	3/22/07	(7,558)

Total				$24,958

Putnam VT International New Opportunities Fund

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06
(aggregate face value $57,829,475)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$3,506,345	$3,485,773	1/17/07	$(20,572)
British Pound	1,574,983	1,588,664	3/22/07	13,681
Canadian Dollar	2,024,240	2,092,418	1/17/07	68,178
Euro	16,345,184	16,383,568	3/22/07	38,384
Japanese Yen	13,489,205	13,682,056	2/21/07	192,851
Norwegian Krone	5,485,941	5,606,830	3/22/07	120,889
South African Rand	849,324	846,415	4/18/07	(2,909)
Swedish Krona	2,264,853	2,261,119	3/22/07	(3,734)
Swiss Franc	11,733,769	11,882,632	3/22/07	148,863

Total				$555,631

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Australia	3.4%
Austria	1.3
Belgium	1.9
Canada	2.8
China	1.2
France	11.9
Germany	6.8
Hong Kong	1.3
Hungary	0.6
Ireland	2.1
Italy	3.3
Japan	22.6
Kazakhstan	0.6
Mexico	0.6
Netherlands	0.8
Norway	3.5
Portugal	0.6
Russia	0.8
Singapore	0.8
South Korea	1.9
Spain	4.3
Sweden	3.3
Switzerland	8.8
Thailand	0.8
United Kingdom	13.7
Other	0.3

Total	100.0%

See page 251 for Notes to the Portfolios.

Putnam VT Investors Fund

The fund’s portfolio 12/31/06

COMMON STOCKS (100.0%)*

	Shares	Value

Advertising and Marketing Services (0.7%)
Omnicom Group, Inc.	31,100	$3,251,194

Aerospace and Defense (1.7%)
Boeing Co. (The)	23,000	2,043,320
General Dynamics Corp.	45,900	3,412,665
Lockheed Martin Corp.	32,700	3,010,689
		8,466,674

Airlines (0.8%)
AMR Corp. † (S)	44,400	1,342,212
JetBlue Airways Corp. † (S)	188,200	2,672,440
		4,014,652

Automotive (2.3%)
Harley-Davidson, Inc. (S)	90,500	6,377,535
Johnson Controls, Inc. (S)	57,500	4,940,400
		11,317,935

Banking (8.3%)
Bank of America Corp.	283,600	15,141,404
Commerce Bancorp, Inc. (S)	330,700	11,663,789
U.S. Bancorp (S)	347,500	12,576,025
Washington Mutual, Inc.	30,500	1,387,445
		40,768,663

Building Materials (0.7%)
Sherwin-Williams Co. (The) (S)	55,300	3,515,974

Commercial and Consumer Services (1.0%)
Dun & Bradstreet Corp. (The) †	40,055	3,316,153
Equifax, Inc.	39,400	1,599,640
		4,915,793

Communications Equipment (3.4%)
Cisco Systems, Inc. †	379,400	10,369,002
Corning, Inc. †	105,300	1,970,163
Qualcomm, Inc.	112,600	4,255,154
		16,594,319

Computers (4.1%)
Apple Computer, Inc. †	94,800	8,042,832
Dell, Inc. † (S)	196,500	4,930,185
Hewlett-Packard Co.	174,300	7,179,417
		20,152,434

Conglomerates (0.8%)
Danaher Corp. (S)	51,500	3,730,660

Consumer Finance (7.3%)
Capital One Financial Corp.	273,200	20,987,224
Countrywide Financial Corp.	359,839	15,275,166
		36,262,390

Consumer Goods (0.4%)
Clorox Co.	31,100	1,995,065

Electronics (0.3%)
Motorola, Inc.	69,100	1,420,696

COMMON STOCKS (100.0%)* continued

	Shares	Value

Energy (0.6%)
BJ Services Co.	39,200	$1,149,344
Halliburton Co.	53,500	1,661,175
		2,810,519

Financial (4.7%)
Chicago Mercantile Exchange
Holdings, Inc. (The) (S)	3,944	2,010,454
Citigroup, Inc.	105,200	5,859,640
MGIC Investment Corp. (S)	128,000	8,005,120
PMI Group, Inc. (The)	53,500	2,523,595
SLM Corp.	103,343	5,040,038
		23,438,847

Health Care Services (8.9%)
Aetna, Inc.	163,100	7,042,658
Caremark Rx, Inc.	85,900	4,905,749
CIGNA Corp.	33,900	4,460,223
Coventry Health Care, Inc. †	62,900	3,148,145
Express Scripts, Inc. † (S)	61,300	4,389,080
McKesson Corp.	19,100	968,370
Medco Health Solutions, Inc. †	102,800	5,493,632
Quest Diagnostics, Inc.	34,200	1,812,600
UnitedHealth Group, Inc.	220,800	11,863,584
		44,084,041

Homebuilding (1.4%)
Lennar Corp.	47,100	2,470,866
NVR, Inc. †	6,953	4,484,685
		6,955,551

Household Furniture and Appliances (0.8%)
Whirlpool Corp. (S)	47,700	3,960,054

Insurance (7.5%)
ACE, Ltd. (Bermuda)	104,200	6,311,394
American International Group, Inc.	214,800	15,392,568
Berkshire Hathaway, Inc. Class B †	1,023	3,750,318
Everest Re Group, Ltd. (Barbados)	91,700	8,996,687
Genworth Financial, Inc. Class A	78,000	2,668,380
		37,119,347

Investment Banking/Brokerage (8.9%)
Bear Stearns Cos., Inc. (The)	82,200	13,380,516
E*Trade Financial Corp. †	164,200	3,681,364
Franklin Resources, Inc.	53,600	5,905,112
Goldman Sachs Group, Inc. (The)	61,300	12,220,155
Lehman Brothers Holdings, Inc.	15,200	1,187,424
Morgan Stanley	91,000	7,410,130
		43,784,701

Lodging/Tourism (1.3%)
Carnival Corp. (S)	40,500	1,986,525
Royal Caribbean Cruises, Ltd.	79,800	3,302,124
Wyndham Worldwide Corp. †	36,900	1,181,538
		6,470,187

Putnam VT Investors Fund

COMMON STOCKS (100.0%)* continued

	Shares	Value

Machinery (1.2%)
Caterpillar, Inc.	73,500	$4,507,755
Cummins, Inc. (S)	13,400	1,583,612
		6,091,367

Manufacturing (1.2%)
Illinois Tool Works, Inc.	67,100	3,099,349
ITT Corp.	47,200	2,681,904
		5,781,253

Media (1.4%)
Scripps Co. (E.W.) Class A	48,100	2,402,114
Walt Disney Co. (The)	129,700	4,444,819
		6,846,933

Medical Technology (1.7%)
Boston Scientific Corp. †	113,700	1,953,366
Medtronic, Inc. (S)	79,000	4,227,290
St. Jude Medical, Inc. †	54,100	1,977,896
		8,158,552

Metals (0.4%)
United States Steel Corp.	25,200	1,843,128

Natural Gas Utilities (—%)
Dynegy, Inc. Class A †	4,303	31,154

Oil & Gas (6.4%)
Apache Corp.	39,700	2,640,447
ConocoPhillips	84,100	6,050,995
Devon Energy Corp.	54,300	3,642,444
EOG Resources, Inc.	39,300	2,454,285
Hess Corp. (S)	60,600	3,003,942
Marathon Oil Corp.	24,600	2,275,500
Newfield Exploration Co. †	38,100	1,750,695
Occidental Petroleum Corp.	82,400	4,023,592
Valero Energy Corp.	54,600	2,793,336
XTO Energy, Inc.	63,000	2,964,150
		31,599,386

Pharmaceuticals (1.5%)
Johnson & Johnson	113,600	7,499,872

Publishing (2.4%)
McGraw-Hill Cos., Inc. (The)	78,600	5,346,372
R. H. Donnelley Corp.	54,500	3,418,785
Wiley (John) & Sons, Inc. Class A	81,454	3,133,535
		11,898,692

Real Estate (0.9%)
CB Richard Ellis Group, Inc.
Class A (S) †	140,300	4,657,960

Restaurants (1.1%)
Burger King Holdings, Inc. † (S)	76,734	1,619,087
Darden Restaurants, Inc.	50,000	2,008,500
Starbucks Corp. †	49,300	1,746,206
		5,373,793

COMMON STOCKS (100.0%)* continued

	Shares	Value

Retail (7.5%)
Barnes & Noble, Inc.	45,300	$1,798,863
Bed Bath & Beyond, Inc. †	138,300	5,269,230
Big Lots, Inc. †	31,400	719,688
CVS Corp.	76,100	2,352,251
Federated Department Stores, Inc. (S)	79,400	3,027,522
Home Depot, Inc. (The)	329,200	13,220,672
Kohl’s Corp. † (S)	26,800	1,833,924
Nordstrom, Inc.	42,700	2,106,818
Ross Stores, Inc.	60,700	1,778,510
Staples, Inc.	193,300	5,161,110
		37,268,588

Schools (0.3%)
Apollo Group, Inc. Class A †	38,600	1,504,242

Semiconductor (0.7%)
Applied Materials, Inc. (S)	194,700	3,592,215

Software (3.5%)
Autodesk, Inc. † (S)	96,400	3,900,344
Intuit, Inc. †	23,300	710,883
Microsoft Corp.	260,500	7,778,530
Oracle Corp. †	298,200	5,111,148
		17,500,905

Technology Services (2.9%)
Accenture, Ltd. Class A (Bermuda)	77,600	2,865,768
eBay, Inc. † (S)	82,300	2,474,761
Global Payments, Inc.	56,800	2,629,840
Google, Inc. Class A †	5,737	2,641,774
Western Union Co. (The)	167,733	3,760,574
		14,372,717

Telecommunications (0.6%)
Sprint Nextel Corp.	159,000	3,003,510

Tobacco (0.4%)
Loews Corp. — Carolina Group	31,700	2,051,624

Total common stocks (cost $404,343,508)		$494,105,587

SHORT-TERM INVESTMENTS (9.1%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	411,025	$411,025
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$44,830,716	44,760,195

Total short-term investments (cost $45,171,220)		$45,171,220

Total investments (cost $449,514,728)		$539,276,807

See page 251 for Notes to the Portfolios.

Putnam VT Mid Cap Value Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (97.7%)*

	Shares	Value

Aerospace and Defense (1.2%)
L-3 Communications Holdings, Inc.	13,440	$1,099,123

Banking (10.3%)
City National Corp.	19,360	1,378,432
Colonial Bancgroup, Inc.	44,800	1,153,152
Comerica, Inc.	20,490	1,202,353
Compass Bancshares, Inc.	17,810	1,062,367
Cullen/Frost Bankers, Inc.	17,540	979,083
First Citizens BancShares, Inc.
Class A	8,010	1,623,146
TCF Financial Corp.	35,890	984,104
Webster Financial Corp.	28,270	1,377,314
		9,759,951

Building Materials (1.4%)
Sherwin-Williams Co. (The)	21,500	1,366,970

Chemicals (1.3%)
Chemtura Corp.	132,330	1,274,338

Communications Equipment (1.2%)
Avaya, Inc. †	78,970	1,104,001

Computers (1.0%)
Logitech International SA
(Switzerland) †	33,060	948,924

Consumer Goods (3.1%)
Alberto-Culver Co.	41,525	890,711
Clorox Co.	11,370	729,386
Newell Rubbermaid, Inc.	44,600	1,291,170
		2,911,267

Electric Utilities (6.4%)
Ameren Corp.	7,690	413,184
American Electric Power Co., Inc.	21,710	924,412
Edison International	28,510	1,296,635
Energy East Corp.	19,300	478,640
PG&E Corp.	15,260	722,256
PPL Corp.	22,400	802,816
Progress Energy, Inc.	11,680	573,254
Wisconsin Energy Corp.	19,340	917,876
		6,129,073

Electrical Equipment (1.2%)
WESCO International, Inc. †	20,020	1,177,376

Electronics (3.8%)
Amphenol Corp. Class A	12,520	777,242
Avnet, Inc. †	31,600	806,748
General Cable Corp. †	11,808	516,128
Jabil Circuit, Inc.	62,650	1,538,058
		3,638,176

Energy (1.8%)
National-Oilwell Varco, Inc. †	27,970	1,711,205

COMMON STOCKS (97.7%)* continued

	Shares	Value

Financial (2.5%)
Assurant, Inc.	27,990	$1,546,448
Nasdaq Stock Market, Inc. (The) †	27,910	859,349
		2,405,797

Health Care Services (6.8%)
AmerisourceBergen Corp.	24,521	1,102,464
DaVita, Inc. †	16,690	949,327
Lincare Holdings, Inc. †	28,680	1,142,611
Omnicare, Inc.	45,745	1,767,129
Triad Hospitals, Inc. †	35,200	1,472,416
		6,433,947

Household Furniture and Appliances (2.6%)
Whirlpool Corp.	30,150	2,503,053

Insurance (2.2%)
Everest Re Group, Ltd. (Barbados)	12,450	1,221,470
Phoenix Companies, Inc. (The)	57,390	911,927
		2,133,397

Investment Banking/Brokerage (3.9%)
Bear Stearns Cos., Inc. (The)	6,240	1,015,747
Nuveen Investments, Inc. Class A	24,030	1,246,676
Waddell & Reed Financial, Inc.
Class A	54,940	1,503,158
		3,765,581

Machinery (2.6%)
Terex Corp. † #	37,940	2,450,165

Media (2.8%)
Interpublic Group
of Companies, Inc. (The) †	218,950	2,679,948

Metals (2.5%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	14,640	815,887
United States Steel Corp.	20,830	1,523,506
		2,339,393

Natural Gas Utilities (1.6%)
Equitable Resources, Inc.	18,310	764,443
National Fuel Gas Co.	19,620	756,155
		1,520,598

Oil & Gas (5.2%)
EOG Resources, Inc.	10,880	679,456
Hess Corp.	17,730	878,876
Newfield Exploration Co. †	44,050	2,024,098
Questar Corp.	16,230	1,347,902
		4,930,332

Pharmaceuticals (0.9%)
Mylan Laboratories, Inc.	43,500	868,260

Power Producers (1.3%)
AES Corp. (The) †	55,820	1,230,273

Putnam VT Mid Cap Value Fund

COMMON STOCKS (97.7%)* continued

	Shares	Value

Real Estate (9.2%)
Colonial Properties Trust (R)	23,810	$1,116,213
Douglas Emmett, Inc. (R)	20,100	534,459
General Growth Properties, Inc. (R)	41,130	2,148,220
Health Care Property
Investors, Inc. (R)	17,800	655,396
Hospitality Properties Trust (R)	31,220	1,483,887
Host Marriott Corp. (R)	77,200	1,895,260
Thornburg Mortgage, Inc. (R)	36,170	908,952
		8,742,387

Retail (11.6%)
Abercrombie & Fitch Co. Class A	8,730	607,870
Office Depot, Inc. †	18,370	701,183
OfficeMax, Inc.	48,020	2,384,193
RadioShack Corp.	70,100	1,176,278
Rite Aid Corp. †	304,100	1,654,304
Ross Stores, Inc.	54,040	1,583,372
Sally Beauty Holdings, Inc. †	154,815	1,207,557
Timberland Co. (The) Class A †	53,980	1,704,688
		11,019,445

Schools (1.8%)
Apollo Group, Inc. Class A †	43,190	1,683,114

Shipping (0.9%)
Con-way, Inc.	19,970	879,479

Software (2.1%)
McAfee, Inc. †	70,952	2,013,618

Technology Services (1.2%)
Computer Sciences Corp. †	20,650	1,102,091

Textiles (2.2%)
Liz Claiborne, Inc.	48,290	2,098,680

Toys (1.1%)
Mattel, Inc.	45,130	1,022,646

Total common stocks (cost $78,197,979)		$92,942,608

SHORT-TERM INVESTMENTS (2.4%)* (cost $2,253,465)

	Shares	Value

Putnam Prime Money Market Fund (e)	2,253,465	$2,253,465

Total investments (cost $80,451,444)		$95,196,073

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500
Index (Long)	2	$714,200	Mar-07	$1,942
S&P MidCap
400 Index
E-Mini (Long)	8	649,040	Mar-07	(5,886)

Total				$(3,944)

See page 251 for Notes to the Portfolios.

Putnam VT Money Market Fund

The fund’s portfolio
12/31/06

COMMERCIAL PAPER (66.4%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (44.3%)
Amstel Funding Corp.	5.381	4/25/07	$1,000,000	$983,407
Amstel Funding Corp.	5.341	4/17/07	3,000,000	2,953,625
Amstel Funding Corp.	5.336	1/16/07	1,280,000	1,277,189
Amstel Funding Corp.	5.332	2/27/07	4,500,000	4,462,523
Aquifer Funding, LLC	5.323	1/5/07	4,000,000	3,997,640
Aquifer Funding, LLC	5.322	1/3/07	4,000,000	3,998,822
BA Credit Card Trust
Emerald Notes	5.352	3/22/07	2,200,000	2,174,187
BA Credit Card Trust
Emerald Notes	5.337	1/24/07	2,800,000	2,790,573
BA Credit Card Trust
Emerald Notes	5.324	3/5/07	4,000,000	3,963,180
BA Credit Card Trust
Emerald Notes	5.324	1/16/07	3,000,000	2,993,413
BA Credit Card Trust
Emerald Notes	5.317	2/22/07	4,000,000	3,969,638
Bank of America Corp.	5.329	4/2/07	2,000,000	1,973,458
Bank of America Corp.	5.325	3/15/07	4,000,000	3,957,782
Bank of America Corp.	5.319	2/1/07	2,000,000	1,990,924
Bear Stearns Cos.	5.323	2/28/07	2,000,000	1,983,212
Bear Stearns Cos.	5.317	2/1/07	2,000,000	1,990,941
Bear Stearns Cos.	5.317	1/22/07	1,000,000	996,932
Bryant Park
Funding, LLC	5.347	1/17/07	1,085,000	1,082,466
Bryant Park
Funding, LLC	5.332	1/25/07	1,067,000	1,063,258
Bryant Park
Funding, LLC	5.320	1/8/07	1,727,000	1,725,237
Bryant Park
Funding, LLC	5.312	2/21/07	2,273,000	2,256,030
CAFCO, LLC.	5.318	1/5/07	1,750,000	1,748,973
CAFCO, LLC.	5.316	1/26/07	3,000,000	2,989,042
CHARTA, LLC	5.341	2/6/07	2,932,000	2,916,431
CHARTA, LLC	5.341	1/22/07	4,000,000	3,987,703
CHARTA, LLC	5.334	2/6/07	2,500,000	2,486,825
CHARTA, LLC	5.329	1/30/07	5,000,000	4,978,774
CIT Group, Inc.	5.371	1/18/07	2,781,000	2,774,079
Citibank Credit Card
Issuance Trust Dakota
Notes	5.326	1/12/07	2,000,000	1,996,792
Citibank Credit Card
Issuance Trust Dakota
Notes	5.308	3/6/07	1,000,000	990,684
Citigroup Funding, Inc.	5.326	2/16/07	1,000,000	993,260
Citius II Funding, Ltd.	5.335	3/1/07	2,000,000	1,982,743
Citius II Funding, Ltd.	5.329	3/5/07	2,466,000	2,443,300
Citius II Funding, Ltd.	5.322	2/2/07	3,467,000	3,450,744
Countrywide
Financial Corp.	5.390	1/3/07	6,000,000	5,998,203
Countrywide
Financial Corp.	5.368	1/10/07	4,000,000	3,994,650
CRC Funding, LLC	5.327	1/12/07	1,450,000	1,447,670

COMMERCIAL PAPER (66.4%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic continued
CRC Funding, LLC	5.320	1/11/07	$2,000,000	$1,997,078
Curzon Funding, LLC	5.359	3/15/07	3,000,000	2,968,022
Curzon Funding, LLC	5.351	4/16/07	2,500,000	2,462,010
Curzon Funding, LLC	5.342	3/23/07	4,000,000	3,952,570
Curzon Funding, LLC	5.321	2/9/07	2,000,000	1,988,614
Falcon Asset
Securitization Corp.	5.303	3/2/07	1,248,000	1,237,101
Gotham Funding Corp.	5.347	2/12/07	2,076,000	2,063,139
Gotham Funding Corp.	5.338	2/2/07	1,013,000	1,008,219
Gotham Funding Corp.	5.334	4/25/07	3,151,000	3,098,914
Gotham Funding Corp.	5.322	1/11/07	2,400,000	2,396,467
Gotham Funding Corp.	5.317	1/9/07	3,100,000	3,096,356
Govco, Inc.	5.327	2/15/07	3,000,000	2,980,294
Govco, Inc.	5.320	1/8/07	6,000,000	5,993,875
Govco, Inc.	5.315	3/7/07	1,750,000	1,733,427
Grampian Funding, LLC	5.347	2/26/07	3,000,000	2,975,500
Grampian Funding, LLC	5.310	4/16/07	2,800,000	2,757,411
Klio II Funding Corp.	5.370	1/29/07	3,000,000	2,987,540
Klio II Funding Corp.	5.340	2/13/07	3,000,000	2,981,116
Klio II Funding Corp.	5.330	1/19/07	2,000,000	1,994,700
Klio II Funding Corp.	5.320	3/8/07	4,130,000	4,090,249
Old Line Funding Corp.	5.366	1/24/07	3,000,000	2,989,765
Old Line Funding Corp.	5.312	2/7/07	4,000,000	3,978,334
Procter & Gamble Co.	5.325	2/9/07	4,000,000	3,977,077
Sheffield
Receivables Corp.	5.325	1/22/07	3,334,000	3,323,770
Thunder Bay
Funding, Inc.	5.325	1/16/07	1,776,000	1,772,100
Vehicle Services
of America, Ltd.
(Bank of America,
N.A. Letter
of credit (LOC))	5.347	2/14/07	4,000,000	3,974,187
Windmill Funding Corp.	5.320	1/18/07	2,000,000	1,995,042
Yorktown Capital, LLC	5.349	1/4/07	2,475,000	2,473,907
				177,011,094

Foreign (22.1%)
Atlantis One
Funding Corp.
(Netherlands)	5.318	3/16/07	4,000,000	3,956,833
Atlantis One
Funding Corp.
(Netherlands)	5.317	3/9/07	5,123,000	5,073,039
Atlantis One
Funding Corp.
(Netherlands)	5.313	4/11/07	2,000,000	1,971,278
Bank of Ireland
(Ireland)	5.402	2/20/07	6,730,000	6,680,901
Bank of Ireland
(Ireland)	5.320	1/30/07	4,000,000	3,983,083

Putnam VT Money Market Fund

COMMERCIAL PAPER (66.4%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Foreign continued
Barclays U.S.
Funding Corp.
(United Kingdom)	5.320	4/2/07	$3,000,000	$2,960,625
BNP Paribas
Finance, Inc. (France)	5.344	4/11/07	5,000,000	4,927,431
HBOS Treasury Services
PLC (United Kingdom)	5.360	2/7/07	1,700,000	1,690,705
HBOS Treasury Services
PLC (United Kingdom)	5.338	3/13/07	4,000,000	3,958,820
HBOS Treasury Services
PLC (United Kingdom)	5.326	1/30/07	4,600,000	4,580,509
HBOS Treasury Services
PLC (United Kingdom)	5.313	3/5/07	1,000,000	990,830
ING America Insurance
Holdings
(Netherlands)	5.324	2/12/07	4,000,000	3,975,477
Nordea North
America, Inc.
(Sweden)	5.342	2/13/07	2,050,000	2,037,022
Santander Central
Hispano Finance
(Delaware), Inc. (Spain)	5.337	1/5/07	1,000,000	999,409
Stadshypotek
Delaware, Inc. (Sweden)	5.325	1/22/07	4,000,000	3,987,750
Swedbank Mortgage AB
(Sweden)	5.330	1/30/07	1,800,000	1,792,344
Swedbank Mortgage AB
(Sweden)	5.299	3/7/07	5,000,000	4,952,785
Tulip Funding Corp.
(Netherlands)	5.386	1/29/07	5,000,000	4,979,156
Tulip Funding Corp.
(Netherlands)	5.345	1/2/07	4,000,000	3,999,409
Tulip Funding Corp.
(Netherlands)	5.342	1/23/07	3,000,000	2,990,338
UBS Finance
(Delaware), LLC
(Switzerland)	5.358	1/8/07	1,200,000	1,198,752
UBS Finance
(Delaware), LLC
(Switzerland)	5.347	3/12/07	3,000,000	2,969,375
UniCredit
Delaware, Inc. (Italy)	5.322	3/19/07	1,000,000	988,749
UniCredito Italiano
Bank (Ireland) PLC (Italy)	5.357	1/19/07	2,000,000	1,994,682
UniCredito Italiano
Bank (Ireland) PLC (Italy)	5.341	3/5/07	1,500,000	1,486,219
UniCredito Italiano
Bank (Ireland) PLC (Italy)	5.329	1/3/07	5,000,000	4,998,528
Westpac Banking Corp.
(Australia)	5.333	2/8/07	1,200,000	1,193,287
Westpac Trust
Securities NZ, Ltd.
(Australia)	5.347	4/13/07	3,000,000	2,955,588
				88,272,924

Total commercial paper (cost $265,284,018)				$265,284,018

CERTIFICATES OF DEPOSIT (13.7%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (3.5%)
Bank of America N.A.
FRN, Ser. BKNT	5.320	3/20/07	$4,000,000	$4,000,000
Charter One Bank N.A.
Ser. CD	5.340	1/17/07	3,000,000	3,000,000
Citizens Bank
of Pennsylvania
Ser. CD	5.320	3/8/07	5,000,000	5,000,000
SunTrust Bank FRN,
Ser. CD	5.300	2/9/07	2,000,000	1,999,979
				13,999,979

Foreign (10.2%)
Barclays Bank PLC FRN,
Ser. YCD
(United Kingdom)	5.295	4/4/07	2,000,000	1,999,899
Calyon FRN Ser. YCD
(France)	5.300	9/13/07	2,900,000	2,899,445
Canadian Imperial Bank
of Commerce FRN,
Ser. YCD1
(Canada) (M)	5.350	12/23/10	4,000,000	4,000,000
Credit Agricole S.A.
Ser. ECD (France)	5.330	3/13/07	4,000,000	3,999,923
Credit Agricole S.A.
Ser. ECD (France)	5.303	4/12/07	2,000,000	1,998,746
Credit Suisse New York
FRN, Ser. MTN
(Switzerland)	5.329	8/1/07	3,000,000	3,000,079
Deutsche Bank AG
Ser. YCD (Germany)	5.400	12/12/07	4,000,000	4,000,000
Deutsche Bank AG
Ser. ECD (Germany)	4.900	2/5/07	3,000,000	2,998,544
Deutsche Bank AG
Ser. ECD (Germany)	4.900	2/5/07	2,000,000	1,999,807
Deutsche Bank AG
Ser. ECD (Germany)	4.860	1/31/07	3,000,000	2,999,929
HBOS Treasury Services
PLC Ser. YCD
(United Kingdom)	5.200	3/30/07	1,000,000	999,218
Svenska Handelsbanken
FRN, Ser. YCD
(Sweden)	5.295	10/4/07	3,000,000	2,999,364
Toronto Dominion Bank
(Canada)	5.418	12/18/07	3,000,000	3,000,000
Westpac Banking Corp.
FRN, Ser. DPNT
(Australia)	5.310	12/7/07	3,800,000	3,799,551
				40,694,505

Total certificates of deposit (cost $54,694,484)				$54,694,484

Putnam VT Money Market Fund

CORPORATE BONDS AND NOTES (12.8%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (5.6%)
Bank of New
York Co., Inc. (The)
144A sr. notes FRN,
Ser. XMTN (M)	5.340	3/10/15	$2,000,000	$2,000,000
Lehman Brothers
Holdings, Inc. FRN,
Ser. MTN	5.340	6/26/07	3,000,000	3,000,000
Merrill Lynch
& Co., Inc. FRN,
Ser. C (M)	5.360	9/15/10	1,500,000	1,500,000
Merrill Lynch
& Co., Inc. FRN,
Ser. MTN (M)	5.330	8/24/11	5,000,000	5,000,000
Morgan Stanley Dean
Witter & Co. FRN	5.505	7/27/07	1,075,000	1,075,890
Morgan Stanley Dean
Witter & Co. FRN,
Ser. EXL1	5.460	3/14/07	3,000,000	3,000,701
Wachovia Corp.
sr. notes FRN	5.454	7/20/07	3,900,000	3,902,357
Wells Fargo & Co. FRN,
Ser. MTN (M)	5.340	7/3/11	2,800,000	2,800,237
				22,279,185

Foreign (7.2%)
Bank of Ireland 144A
unsec. notes FRN,
Ser. XMTN
(Ireland) (M)	5.350	10/20/10	2,000,000	2,000,000
BNP Paribas 144A FRN
(France) (M)	5.345	5/19/11	1,000,000	1,000,000
Credit Agricole S.A.
144A FRN (France) (M)	5.344	7/22/11	4,000,000	4,000,000
DnB NOR Bank ASA 144A
FRN (Norway) (M)	5.340	5/25/11	4,000,000	4,000,000
HBOS Treasury Services
PLC 144A FRN,
Ser. MTN*
(United Kingdom) (M)	5.320	2/9/11	3,000,000	3,000,000
HSBC Finance Corp.
FRN, Ser. MTN
(United Kingdom)	5.410	10/4/07	1,000,000	1,000,504
HSBC USA, Inc.
sr. notes FRN,
Ser. EXT (United
Kingdom (M)	5.350	12/15/11	5,000,000	5,000,000
Nordea Bank AB 144A
FRN (Sweden) (M)	5.360	8/11/10	2,000,000	2,000,000
Royal Bank of Canada
FRN, Ser. EXLS
(Canada) (M)	5.400	11/7/08	800,000	800,351

CORPORATE BONDS AND NOTES (12.8%)* continued

		Yield	Maturity	Principal
		(%)	date	amount	Value

Foreign continued
Westpac Banking Corp.
144A FRN
(Australia) (M)		5.330	12/6/11	$4,000,000	$4,000,000
Westpac Banking Corp.
144A FRN
(Australia) (M)		5.320	2/16/11	2,000,000	2,000,000
					28,800,855

Total corporate bonds and notes (cost $51,080,040)				$51,080,040

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%)*

		Yield	Maturity	Principal
		(%)	date	amount	Value

Fannie Mae notes		5.410	12/28/07	$3,800,000	$3,800,000
Fannie Mae notes		5.300	1/8/08	4,000,000	4,000,000

Total U.S. government agency obligations (cost $7,800,000)					$7,800,000

ASSET-BACKED SECURITIES (0.9%)* (cost $3,627,485)

		Yield	Maturity	Principal
		(%)	date	amount	Value

TIAA Real Estate CDO,
Ltd. 144A FRB,
Ser. 03-1A,
Class A1MM
(Cayman Islands) (M)		5.380	12/28/18	$3,627,485	$3,627,485

MUNICIPAL BONDS AND NOTES (0.8%)* (cost $3,000,000)

	Yield	Maturity		Principal
	(%)	date	Rating**	amount	Value

CO Hsg. & Fin. Auth.
VRDN (Multi-Fam.),
Ser. B1, Class II,
MBIA (M)	5.380	10/1/44	VMIG1	$3,000,000	$3,000,000

MUNICIPAL COMMERCIAL PAPER (0.5%)* (cost $2,000,000)

	Yield	Maturity		Principal
	(%)	date	Rating**	amount	Value

Montgomery Cnty.,
Commercial Paper
(Catholic Hlth.
Initiatives)	5.470	3/15/07	P-1	$2,000,000	$2,000,000

SHORT-TERM INVESTMENTS (3.3%)* (cost $13,199,150)

				Shares	Value

Putnam Prime Money Market Fund (e)				13,199,150	$13,199,150

Total investments (cost $400,685,177)				$400,685,177

Putnam VT Money Market Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Australia	3.5%
Canada	1.9
Cayman Islands	0.9
France	4.7
Germany	3.0
Ireland	3.2
Italy	2.4
Netherlands	6.7
Norway	1.0
Spain	0.3
Sweden	4.4
Switzerland	1.8
United Kingdom	6.5
United States	59.7

Total	100.0%

See page 251 for Notes to the Portfolios.

Putnam VT New Opportunities Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (100.2%)*

	Shares	Value

Advertising and Marketing Services (0.2%)
inVentiv Health, Inc. †	63,400	$2,241,190

Aerospace and Defense (4.6%)
Boeing Co. (The)	191,200	16,986,208
General Dynamics Corp.	125,000	9,293,750
L-3 Communications Holdings, Inc.	108,900	8,905,842
Raytheon Co.	355,000	18,744,000
Rockwell Collins, Inc.	76,400	4,835,356
		58,765,156

Airlines (0.6%)
Southwest Airlines Co.	498,000	7,629,360

Automotive (1.4%)
Harley-Davidson, Inc.	258,800	18,237,636

Banking (0.6%)
Commerce Bancorp, Inc.	113,600	4,006,672
UnionBanCal Corp.	67,100	4,109,875
		8,116,547

Beverage (2.9%)
Coca-Cola Co. (The)	190,400	9,186,800
Fomento Economico Mexicano SA de
CV ADR (Mexico)	58,100	6,725,656
PepsiCo, Inc.	352,100	22,023,855
		37,936,311

Biotechnology (4.6%)
Amgen, Inc. †	336,100	22,958,991
Applera Corp.-Applied Biosystems Group	107,200	3,933,168
Biogen Idec, Inc. †	327,300	16,099,887
Celgene Corp. †	76,875	4,422,619
Genzyme Corp. †	147,600	9,089,208
Invitrogen Corp. †	45,800	2,591,822
		59,095,695

Building Materials (0.6%)
Genlyte Group, Inc. (The) †	56,100	4,381,971
Sherwin-Williams Co. (The)	50,400	3,204,432
		7,586,403

Chemicals (0.8%)
Airgas, Inc.	81,000	3,282,120
Monsanto Co.	141,600	7,438,248
		10,720,368

Commercial and Consumer Services (2.9%)
Alliance Data Systems Corp. †	57,600	3,598,272
Corporate Executive Board Co. (The)	134,711	11,814,155
Dun & Bradstreet Corp. (The) †	39,100	3,237,089
IAC/InterActiveCorp. †	125,400	4,659,864
Manpower, Inc.	42,800	3,207,004
Paychex, Inc.	210,800	8,335,032
Pre-Paid Legal Services, Inc.	51,900	2,030,847
		36,882,263

COMMON STOCKS (100.2%)* continued

	Shares	Value

Communications Equipment (4.7%)
Avaya, Inc. †	378,100	$5,285,838
Cisco Systems, Inc. †	1,036,200	28,319,344
Harris Corp.	114,700	5,260,142
Qualcomm, Inc.	592,000	22,371,680
		61,237,004

Computers (3.8%)
Anixter International, Inc. †	65,400	3,551,220
Brocade Communications
Systems, Inc. †	1,142,900	9,383,209
Emulex Corp. †	212,000	4,136,120
Hewlett-Packard Co.	89,600	3,690,624
Jack Henry & Associates, Inc.	139,200	2,978,880
Lexmark International, Inc. Class A †	66,800	4,889,760
NCR Corp. †	70,400	3,010,304
Network Appliance, Inc. †	284,400	11,171,232
Red Hat, Inc. †	273,600	6,292,800
		49,104,149

Conglomerates (0.4%)
Danaher Corp.	72,800	5,273,632

Construction (0.3%)
Eagle Materials, Inc.	80,700	3,488,661

Consumer (1.2%)
Black & Decker Manufacturing Co.	55,100	4,406,347
Harman International Industries, Inc.	63,400	6,334,294
Tupperware Brands Corp.	206,400	4,666,704
		15,407,345

Consumer Finance (0.7%)
Accredited Home Lenders
Holding Co. †	43,000	1,173,040
AmeriCredit Corp. †	106,200	2,673,054
First Marblehead Corp. (The)	92,100	5,033,265
		8,879,359

Consumer Goods (2.6%)
Chattem, Inc. †	86,600	4,336,928
Colgate-Palmolive Co.	259,000	16,897,160
Newell Rubbermaid, Inc.	433,300	12,544,035
		33,778,123

Containers (0.3%)
Pactiv Corp. †	102,000	3,640,380

Electric Utilities (0.6%)
TXU Corp.	140,000	7,589,400

Electrical Equipment (1.1%)
WESCO International, Inc. †	242,600	14,267,306

Electronics (3.7%)
Amphenol Corp. Class A	79,600	4,941,568
General Cable Corp. †	96,600	4,222,386

Putnam VT New Opportunities Fund

COMMON STOCKS (100.2%)* continued

	Shares	Value

Electronics continued
Komag, Inc. †	120,139	$4,550,865
MEMC Electronic Materials, Inc. †	62,645	2,451,925
Motorola, Inc.	796,300	16,371,928
National Semiconductor Corp.	108,500	2,462,950
NVIDIA Corp. †	114,800	4,248,748
QLogic Corp. †	148,300	3,250,736
RF Micro Devices, Inc. †	536,500	3,642,835
Texas Instruments, Inc.	63,100	1,817,280
		47,961,221

Energy (1.9%)
Cameron International Corp. †	167,000	8,859,350
Grey Wolf, Inc. †	513,900	3,525,354
Pride International, Inc. †	134,500	4,036,345
Rowan Cos., Inc.	109,800	3,645,360
Superior Energy Services †	125,600	4,104,608
		24,171,017

Engineering & Construction (0.6%)
Jacobs Engineering Group, Inc. †	48,600	3,962,844
McDermott International, Inc. †	74,700	3,799,242
		7,762,086

Financial (2.3%)
Assurant, Inc.	63,100	3,486,275
JPMorgan Chase & Co.	265,900	12,842,970
Moody’s Corp.	187,900	12,976,374
		29,305,619

Food (0.3%)
Campbell Soup Co.	71,900	2,796,191
McCormick & Co., Inc.	15,100	582,256
		3,378,447

Health Care Services (6.9%)
AMERIGROUP Corp. †	122,000	4,378,580
Apria Healthcare Group, Inc. †	84,100	2,241,265
Caremark Rx, Inc.	144,500	8,252,395
Charles River Laboratories
International, Inc. †	76,600	3,312,950
Coventry Health Care, Inc. †	109,100	5,460,455
Humana, Inc. †	108,200	5,984,542
Laboratory Corp. of America Holdings †	48,600	3,570,642
McKesson Corp.	317,300	16,087,110
Sierra Health Services, Inc. †	165,700	5,971,828
UnitedHealth Group, Inc.	336,800	18,096,264
WellCare Health Plans, Inc. †	87,100	6,001,190
WellPoint, Inc. †	121,200	9,537,228
		88,894,449

Homebuilding (0.8%)
NVR, Inc. †	16,800	10,836,000

COMMON STOCKS (100.2%)* continued

	Shares	Value

Insurance (1.0%)
Safety Insurance Group, Inc.	41,500	$2,104,465
Selective Insurance Group	59,200	3,391,568
W.R. Berkley Corp.	207,825	7,172,041
		12,668,074

Investment Banking/Brokerage (4.6%)
Bear Stearns Cos., Inc. (The)	55,100	8,969,178
Calamos Asset Management, Inc. Class A	119,900	3,216,917
Goldman Sachs Group, Inc. (The)	116,900	23,304,015
Lazard, Ltd. Class A (Bermuda)	92,700	4,388,418
Lehman Brothers Holdings, Inc.	190,200	14,858,424
State Street Corp.	73,000	4,923,120
		59,660,072

Leisure (0.3%)
Thor Industries, Inc.	95,000	4,179,050

Lodging/Tourism (0.3%)
Choice Hotels International, Inc.	98,400	4,142,640

Machinery (2.4%)
Cummins, Inc.	73,800	8,721,684
MSC Industrial Direct Co., Inc. Class A	98,000	3,836,700
Terex Corp. †	170,210	10,992,162
Timken Co.	137,800	4,021,004
Wabtec Corp.	93,200	2,831,416
		30,402,966

Manufacturing (1.6%)
Dover Corp.	153,992	7,548,688
Freightcar America, Inc.	52,400	2,905,580
Mettler-Toledo International, Inc.
(Switzerland) †	65,800	5,188,330
Roper Industries, Inc.	108,900	5,471,136
		21,113,734

Medical Technology (4.8%)
Becton, Dickinson and Co.	276,100	19,368,415
C.R. Bard, Inc.	114,300	9,483,471
Edwards Lifesciences Corp. †	86,600	4,073,664
Hologic, Inc. †	63,700	3,011,736
Kinetic Concepts, Inc. †	259,200	10,251,360
Millipore Corp. †	60,700	4,042,620
Respironics, Inc. †	14,100	532,275
Techne Corp. †	72,200	4,003,490
Zimmer Holdings, Inc. †	93,300	7,312,854
		62,079,885

Metals (1.9%)
Agnico-Eagle Mines, Ltd. (Canada)	90,700	3,740,468
Cameco Corp. (Canada)	90,500	3,660,725
Freeport-McMoRan Copper &
Gold, Inc. Class B	138,300	7,707,459

Putnam VT New Opportunities Fund

COMMON STOCKS (100.2%)* continued

	Shares	Value

Metals continued
Rio Tinto PLC (United Kingdom)	102,458	$5,444,716
Steel Dynamics, Inc.	100,800	3,270,960
		23,824,328

Natural Gas Utilities (—%)
Dynegy, Inc. Class A †	73,362	531,141

Oil & Gas (4.1%)
EOG Resources, Inc.	43,600	2,722,820
Exxon Mobil Corp.	239,100	18,322,233
Frontier Oil Corp.	340,100	9,774,474
Marathon Oil Corp.	24,900	2,303,250
Noble Energy, Inc.	82,100	4,028,647
Penn West Energy Trust (Unit) (Canada)	81,500	2,490,640
Sunoco, Inc.	62,200	3,878,792
Tesoro Corp.	60,800	3,998,816
Unit Corp. †	60,300	2,921,535
Western Refining, Inc.	94,500	2,405,970
		52,847,177

Pharmaceuticals (1.5%)
Barr Pharmaceuticals, Inc. †	114,200	5,723,704
Cephalon, Inc. †	59,200	4,168,272
Medicis Pharmaceutical Corp. Class A	103,700	3,642,981
Mylan Laboratories, Inc.	126,600	2,526,936
Salix Pharmaceuticals, Ltd. †	215,100	2,617,767
		18,679,660

Power Producers (0.9%)
AES Corp. (The) †	535,700	11,806,828

Publishing (1.8%)
Marvel Entertainment, Inc. †	95,691	2,575,045
McGraw-Hill Cos., Inc. (The)	309,100	21,024,982
		23,600,027

Railroads (0.4%)
Canadian National Railway Co. (Canada)	109,300	4,703,179

Real Estate (0.7%)
CB Richard Ellis Group, Inc. Class A †	164,900	5,474,680
Jones Lang LaSalle, Inc.	35,600	3,281,252
		8,755,932

Restaurants (1.3%)
Brinker International, Inc.	118,313	3,568,320
Darden Restaurants, Inc.	182,900	7,347,093
Domino’s Pizza, Inc.	117,600	3,292,800
Jack in the Box, Inc. †	50,900	3,106,936
		17,315,149

Retail (8.0%)
American Eagle Outfitters, Inc.	559,350	17,457,314
AnnTaylor Stores Corp. †	135,800	4,459,672
Bed Bath & Beyond, Inc. †	224,500	8,553,450

COMMON STOCKS (100.2%)* continued

	Shares	Value

Retail continued
Best Buy Co., Inc.	161,050	$7,922,050
Big Lots, Inc. †	196,200	4,496,904
Claire’s Stores, Inc.	126,100	4,178,954
Dollar Tree Stores, Inc. †	129,300	3,891,930
Dress Barn, Inc. †	157,000	3,662,810
EZCORP, Inc. Class A †	76,800	1,248,000
Family Dollar Stores, Inc.	136,200	3,994,746
Guess ?, Inc. †	172,700	10,954,361
Lowe’s Cos., Inc.	373,100	11,622,065
NBTY, Inc. †	96,500	4,011,505
OfficeMax, Inc.	86,800	4,309,620
Pantry, Inc. (The) †	79,900	3,742,516
Staples, Inc.	335,000	8,944,500
		103,450,397

Semiconductor (1.6%)
Formfactor, Inc. †	70,700	2,633,575
Lam Research Corp. †	349,400	17,686,628
		20,320,203

Software (4.5%)
Autodesk, Inc. †	204,900	8,290,254
BMC Software, Inc. †	162,800	5,242,160
Citrix Systems, Inc. †	134,300	3,632,815
Hyperion Solutions Corp. †	108,400	3,895,896
Mantech International Corp. Class A †	57,400	2,114,042
McAfee, Inc. †	320,742	9,102,658
Microsoft Corp.	696,000	20,782,560
Oracle Corp. †	331,100	5,675,054
		58,735,439

Staffing (0.3%)
Administaff, Inc.	104,000	4,448,080

Technology (0.3%)
ON Semiconductor Corp. †	504,300	3,817,551

Technology Services (2.9%)
Accenture, Ltd. Class A (Bermuda)	455,311	16,814,635
Acxiom Corp.	191,500	4,911,975
Convergys Corp. †	210,400	5,003,312
Fair Isaac Corp.	24,800	1,008,120
Global Payments, Inc.	138,300	6,403,290
Ingram Micro, Inc. Class A †	151,500	3,092,115
		37,233,447

Telecommunications (1.2%)
Brightpoint, Inc. †	245,640	3,303,858
InterDigital Communications Corp. †	99,000	3,321,450
j2 Global Communications, Inc. †	146,100	3,981,225
NII Holdings, Inc. †	81,700	5,264,748
		15,871,281

Putnam VT New Opportunities Fund

COMMON STOCKS (100.2%)* continued

		Shares	Value

Textiles (1.4%)
NIKE, Inc. Class B		108,200	$10,715,046
Phillips-Van Heusen Corp.		81,900	4,108,923
Polo Ralph Lauren Corp.		40,400	3,137,464
			17,961,433

Tobacco (0.9%)
Reynolds American, Inc.		126,800	8,301,596
UST, Inc.		65,700	3,823,740
			12,125,336

Transportation Services (0.1%)
C.H. Robinson Worldwide, Inc.		11,400	466,146
Expeditors International
of Washington, Inc.		21,800	882,900
			1,349,046

Total common stocks (cost $1,137,278,535)		$1,293,807,182

PURCHASED OPTIONS OUTSTANDING (—%)* (cost $147,838)

	Expiration date/	Contract
	strike price	amount	Value

WESCO
International, Inc. (Call)	Jan 07 / $65.00	$20,500	$5,740

Total investments (cost $1,137,426,373)		$1,293,812,922

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $179,900)

	Contract	Expiration date/
	amount	strike price	Value

WESCO
International, Inc. (Call)	$41,000	Jan 07 / $70.00	$6,068

See page 251 for Notes to the Portfolios.

Putnam VT New Value Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (100.1%)*

	Shares	Value

Aerospace and Defense (3.0%)
Boeing Co. (The)	76,100	$6,760,724
Lockheed Martin Corp.	147,968	13,623,414
		20,384,138

Airlines (1.3%)
Southwest Airlines Co.	577,200	8,842,704

Banking (5.8%)
Bank of America Corp.	516,900	27,597,291
Commerce Bancorp, Inc.	143,700	5,068,299
PNC Financial Services Group	91,800	6,796,872
		39,462,462

Beverage (0.6%)
Molson Coors Brewing Co. Class B	53,559	4,094,050

Building Materials (1.4%)
Masco Corp. (S)	327,800	9,791,386

Chemicals (3.7%)
E.I. du Pont de Nemours & Co.	180,400	8,787,284
Huntsman Corp. †	185,200	3,513,244
Rohm & Haas Co.	250,729	12,817,266
		25,117,794

Computers (5.0%)
Dell, Inc. †	124,300	3,118,687
Hewlett-Packard Co.	340,800	14,037,552
IBM Corp.	175,400	17,040,110
		34,196,349

Conglomerates (5.1%)
Textron, Inc.	139,000	13,034,030
Tyco International, Ltd. (Bermuda)	711,900	21,641,760
		34,675,790

Consumer Finance (4.2%)
Capital One Financial Corp.	173,100	13,297,542
Countrywide Financial Corp.	361,200	15,332,940
		28,630,482

Consumer Services (0.8%)
Service Corporation International	532,900	5,462,225

Containers (0.7%)
Crown Holdings, Inc. †	198,900	4,160,988
Owens-Illinois, Inc. † (S)	24,231	447,062
		4,608,050

Electric Utilities (4.5%)
Exelon Corp.	86,500	5,353,485
PG&E Corp.	380,170	17,993,446
Sierra Pacific Resources †	406,531	6,841,917
		30,188,848

Electronics (2.1%)
Intel Corp. (S)	695,100	14,075,775

COMMON STOCKS (100.1%)* continued

	Shares	Value

Financial (8.9%)
Citigroup, Inc.	521,300	$29,036,410
JPMorgan Chase & Co.	344,900	16,658,670
MGIC Investment Corp. (S)	233,700	14,615,598
		60,310,678

Health Care Services (2.5%)
Cardinal Health, Inc.	108,800	7,009,984
CIGNA Corp.	25,600	3,368,192
McKesson Corp.	134,700	6,829,290
		17,207,466

Homebuilding (1.1%)
Lennar Corp.	137,300	7,202,758

Household Furniture and Appliances (0.9%)
Whirlpool Corp.	72,000	5,977,440

Insurance (9.1%)
ACE, Ltd. (Bermuda)	175,000	10,599,750
Berkshire Hathaway, Inc.
Class B † (S)	4,568	16,746,288
Chubb Corp. (The)	389,728	20,620,508
Genworth Financial, Inc. Class A	411,900	14,091,099
		62,057,645

Investment Banking/Brokerage (2.2%)
Bear Stearns Cos., Inc. (The)	90,900	14,796,702

Leisure (0.8%)
Brunswick Corp.	164,677	5,253,196

Lodging/Tourism (1.0%)
Carnival Corp.	143,300	7,028,865

Machinery (1.0%)
Ingersoll-Rand Co., Ltd. Class A
(Bermuda)	168,000	6,573,840

Medical Technology (0.9%)
Boston Scientific Corp. †	352,900	6,062,822

Metals (1.8%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	113,700	6,336,501
Phelps Dodge Corp.	50,900	6,093,748
		12,430,249

Natural Gas Utilities (0.8%)
Dynegy, Inc. Class A †	21,931	158,780
Southern Union Co.	189,933	5,308,627
		5,467,407

Oil & Gas (10.2%)
Devon Energy Corp.	119,700	8,029,476
Exxon Mobil Corp.	426,700	32,698,021
Hess Corp.	114,000	5,650,980
Marathon Oil Corp.	125,200	11,581,000

Putnam VT New Value Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value

Oil & Gas continued
Newfield Exploration Co. †	108,386	$4,980,337
Valero Energy Corp.	121,000	6,190,360
		69,130,174

Pharmaceuticals (3.6%)
Pfizer, Inc.	953,900	24,706,010

Photography/Imaging (0.5%)
Xerox Corp. †	209,300	3,547,635

Publishing (1.8%)
Idearc, Inc. † (S)	184,390	5,282,774
R. R. Donnelley & Sons Co.	191,300	6,798,802
		12,081,576

Railroads (0.9%)
Norfolk Southern Corp.	126,400	6,356,656

Regional Bells (1.5%)
Verizon Communications, Inc.	277,800	10,345,272

Restaurants (1.3%)
McDonald’s Corp.	200,500	8,888,165

Retail (4.6%)
Big Lots, Inc. † (S)	145,400	3,332,568
Home Depot, Inc. (The)	345,200	13,863,232
OfficeMax, Inc.	149,800	7,437,570
Supervalu, Inc.	189,500	6,774,625
		31,407,995

Software (0.4%)
Oracle Corp. †	172,700	2,960,078

Telecommunications (1.7%)
Embarq Corp.	70,410	3,700,750
Sprint Nextel Corp. (S)	417,700	7,890,353
		11,591,103

Tobacco (2.5%)
Altria Group, Inc.	195,400	16,769,228

Toys (0.9%)
Mattel, Inc.	272,500	6,174,850

Waste Management (1.0%)
Waste Management, Inc.	174,900	6,431,073

Total common stocks (cost $524,195,229)		$680,288,936

SHORT-TERM INVESTMENTS (0.8%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$5,492,230	$5,483,591
Putnam Prime Money Market Fund (e)	74,393	74,393

Total short-term investments (cost $5,557,984)		$5,557,984

Total investments (cost $529,753,213)		$685,846,920

See page 251 for Notes to the Portfolios.

Putnam VT OTC & Emerging Growth Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (99.0%)*

	Shares	Value

Aerospace and Defense (0.9%)
Alliant Techsystems, Inc. †	8,800	$688,072

Banking (1.3%)
Corus Bankshares, Inc.	24,000	553,680
Cullen/Frost Bankers, Inc.	8,500	474,470
		1,028,150

Biotechnology (2.0%)
Invitrogen Corp. †	7,100	401,789
MedImmune, Inc. †	37,200	1,204,164
		1,605,953

Broadcasting (0.6%)
Hearst-Argyle Television, Inc.	17,200	438,600

Building Materials (1.9%)
Genlyte Group, Inc. (The) †	7,600	593,636
Sherwin-Williams Co. (The)	14,100	896,478
		1,490,114

Coal (0.7%)
Peabody Energy Corp.	14,256	576,085

Commercial and Consumer Services (2.1%)
infoUSA, Inc.	49,600	590,736
Manpower, Inc.	6,200	464,566
Navigant Consulting, Inc. †	28,700	567,112
		1,622,414

Communications Equipment (1.7%)
Avaya, Inc. †	58,400	816,432
Tekelec †	36,200	536,846
		1,353,278

Computers (4.8%)
Acme Packet, Inc. †	9,591	197,958
Aeroflex, Inc. †	39,200	459,424
Avocent Corp. †	13,200	446,820
Double-Take Software, Inc. †	1,100	14,168
Electronics for Imaging, Inc. †	17,800	473,124
Jack Henry & Associates, Inc.	27,300	584,220
Mentor Graphics Corp. †	44,800	807,744
MSC.Software Corp. †	27,200	414,256
TradeStation Group, Inc. †	26,900	369,875
		3,767,589

Consumer (0.6%)
Tupperware Brands Corp.	20,400	461,244

Consumer Services (0.7%)
Interline Brands, Inc. †	23,800	534,786

Electrical Equipment (1.8%)
Rofin-Sinar Technologies, Inc. †	6,800	411,128
Superior Essex, Inc. †	11,300	375,725
WESCO International, Inc. †	11,300	664,553
		1,451,406

COMMON STOCKS (99.0%)* continued

	Shares	Value

Electronics (6.5%)
Agere Systems, Inc. †	44,300	$849,231
Amphenol Corp. Class A	12,100	751,168
Avnet, Inc. †	37,300	952,269
General Cable Corp. †	14,900	651,279
Komag, Inc. †	9,500	359,860
RF Micro Devices, Inc. †	111,200	755,048
Trimble Navigation, Ltd. †	13,000	659,490
TTM Technologies, Inc. †	17,200	194,876
		5,173,221

Energy (2.8%)
Cameron International Corp. †	15,500	822,275
Helix Energy Solutions
Group, Inc. †	19,300	605,441
Pride International, Inc. †	13,400	402,134
Rowan Cos., Inc.	11,400	378,480
		2,208,330

Energy (Other) (0.3%)
First Solar, Inc. †	4,480	133,504
Solarfun Power Holdings Co., Ltd.
ADR (China) †	10,100	118,069
		251,573

Financial (2.0%)
Advanta Corp. Class B	16,100	702,443
IntercontinentalExchange, Inc. †	8,400	906,360
		1,608,803

Gaming & Lottery (0.8%)
Vail Resorts, Inc. †	14,400	645,408

Health Care Services (5.2%)
AmSurg Corp. †	16,500	379,500
Charles River Laboratories
International, Inc. †	13,200	570,900
Henry Schein, Inc. †	7,000	342,860
Laboratory Corp. of America
Holdings †	14,600	1,072,662
Pediatrix Medical Group, Inc. †	10,600	518,340
Sierra Health Services, Inc. †	21,100	760,444
WellCare Health Plans, Inc. †	6,800	468,520
		4,113,226

Household Furniture and Appliances (1.2%)
Whirlpool Corp.	11,300	938,126

Insurance (1.2%)
American Financial Group, Inc.	12,600	452,466
Safety Insurance Group, Inc.	10,000	507,100
		959,566

Investment Banking/Brokerage (2.9%)
A.G. Edwards, Inc.	11,500	727,835
Affiliated Managers Group †	6,500	683,345

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (99.0%)* continued

	Shares	Value

Investment Banking/Brokerage continued
Calamos Asset Management, Inc.
Class A	13,500	$362,205
Nuveen Investments, Inc. Class A	10,454	542,354
		2,315,739

Leisure (0.6%)
K2, Inc. †	35,300	465,607

Machinery (4.2%)
Cummins, Inc.	4,600	543,628
Lincoln Electric Holdings, Inc.	13,700	827,754
Parker-Hannifin Corp.	6,400	492,032
Timken Co.	25,500	744,090
Wabtec Corp.	22,500	683,550
		3,291,054

Manufacturing (2.2%)
Actuant Corp. Class A	11,900	567,035
Dover Corp.	11,000	539,220
Mettler-Toledo International, Inc.
(Switzerland) †	7,700	607,145
		1,713,400

Medical Technology (8.4%)
C.R. Bard, Inc.	13,600	1,128,392
DENTSPLY International, Inc.	25,100	749,235
Edwards Lifesciences Corp. †	16,300	766,752
Hologic, Inc. †	6,400	302,592
Hospira, Inc. †	23,500	789,130
Immucor, Inc. †	26,800	783,364
Kinetic Concepts, Inc. †	21,090	834,110
Millipore Corp. †	7,800	519,480
Waters Corp. †	15,500	759,035
		6,632,090

Metals (5.4%)
Agnico-Eagle Mines, Ltd. (Canada)	26,100	1,076,364
Cameco Corp. (Canada)	18,800	760,460
Coeur d’Alene Mines Corp. †	75,900	375,705
Freeport-McMoRan Copper &
Gold, Inc. Class B	13,400	746,782
Goldcorp, Inc. (Canada)	16,990	483,196
PAN American Silver Corp.
(Canada) †	17,400	437,958
Steel Dynamics, Inc.	12,204	396,020
		4,276,485

Office Equipment & Supplies (0.8%)
Global Imaging Systems, Inc. †	28,300	621,185

Oil & Gas (2.1%)
Noble Energy, Inc.	10,900	534,863
Patterson-UTI Energy, Inc.	13,400	311,282

COMMON STOCKS (99.0%)* continued

	Shares	Value

Oil & Gas continued
Unit Corp. †	8,400	$406,980
Universal Compression
Holdings, Inc. †	6,200	385,082
		1,638,207

Pharmaceuticals (3.6%)
Barr Pharmaceuticals, Inc. †	15,600	781,872
Cephalon, Inc. †	16,200	1,140,642
Mylan Laboratories, Inc.	25,300	504,988
Salix Pharmaceuticals, Ltd. †	37,172	452,383
		2,879,885

Publishing (0.3%)
GateHouse Media, Inc.	11,400	211,584

Real Estate (1.5%)
CB Richard Ellis Group, Inc.
Class A †	36,700	1,218,440

Restaurants (3.8%)
Domino’s Pizza, Inc.	43,300	1,212,400
Jack in the Box, Inc. †	11,200	683,648
Papa John’s International, Inc. †	17,100	496,071
Sonic Corp. †	25,600	613,120
		3,005,239

Retail (9.6%)
A.C. Moore Arts & Crafts, Inc. †	36,800	797,456
Advance Auto Parts, Inc.	15,200	540,512
Barnes & Noble, Inc.	12,200	484,462
Big Lots, Inc. †	19,500	446,940
Circuit City Stores-Circuit City
Group	23,800	451,724
Dollar Tree Stores, Inc. †	18,000	541,800
OfficeMax, Inc.	20,200	1,002,930
Pacific Sunwear
of California, Inc. †	45,900	898,722
Pantry, Inc. (The) †	9,500	444,980
RadioShack Corp.	49,200	825,576
Ross Stores, Inc.	18,700	547,910
Timberland Co. (The) Class A †	18,900	596,862
		7,579,874

Schools (0.8%)
Career Education Corp. †	25,600	634,368

Semiconductor (2.0%)
Cymer, Inc. †	10,200	448,290
Formfactor, Inc. †	15,540	578,865
Lam Research Corp. †	11,700	592,254
		1,619,409

Shipping (0.5%)
Omega Navigation Enterprises, Inc.
(Marshall Islands)	26,500	414,990

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (99.0%)* continued

		Shares	Value

Software (4.5%)
Autodesk, Inc. †		11,700	$473,382
Cadence Design Systems, Inc. †		39,300	703,863
Epicor Software Corp. †		34,200	462,042
Manhattan Associates, Inc. †		16,400	493,312
Mantech International Corp.
Class A †		17,500	644,525
Sybase, Inc. †		32,900	812,630
			3,589,754

Technology (0.9%)
ON Semiconductor Corp. †		90,200	682,814

Technology Services (3.8%)
Covansys Corp. †		21,998	504,854
CSG Systems International, Inc. †		35,900	959,607
Fiserv, Inc. †		12,100	634,282
Jupitermedia Corp. †		25,830	204,574
Knot, Inc. (The) †		17,050	447,392
Tyler Technologies, Inc. †		18,900	265,734
			3,016,443

Textiles (0.6%)
Maidenform Brands, Inc. †		27,229	493,389

Toys (0.8%)
Jakks Pacific, Inc. †		27,800	607,152

Transportation (0.6%)
Hornbeck Offshore Services, Inc. †		13,700	489,089

Total common stocks (cost $67,358,362)			$78,312,141

PURCHASED OPTIONS OUTSTANDING (—%)* (cost $38,943)

	Expiration date/	Contract
	strike price	amount	Value

WESCO International	Jan 07/$65.00	$5,400	$1,512

SHORT-TERM INVESTMENTS (1.0%)* (cost $824,039)

		Shares	Value

Putnam Prime Money Market Fund (e)		824,039	$824,039

Total investments (cost $68,221,344)			$79,137,692

WRITTEN OPTIONS OUTSTANDING at 12/31/06
(premiums received $77,429)

	Contract	Expiration date/
	amount	strike price	Value

WESCO International (Call)	$10,800	Jan 07/$70.00	$1,598
Agnico Eagle Mines, Ltd. (Call)	26,100	Jan 07/$46.73	2,417
Career Education Corp. (Call)	2,559	Jan 07/$29.05	2
Freeport-McMoRan Copper
& Gold, Inc. (Call)	6,030	Jan 07/$64.44	362
Freeport-McMoRan Copper
& Gold, Inc. (Call)	1,340	Jan 07/$66.92	44

Total			$4,423

See page 251 for Notes to the Portfolios.

Putnam VT Research Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (99.5%)*

	Shares	Value

Aerospace and Defense (1.4%)
Lockheed Martin Corp.	26,600	$2,449,062

Airlines (0.5%)
Southwest Airlines Co.	58,900	902,348

Banking (5.8%)
Bank of America Corp. #	106,000	5,659,340
Commerce Bancorp, Inc.	64,000	2,257,280
U.S. Bancorp (S)	68,900	2,493,491
		10,410,111

Beverage (3.9%)
Coca-Cola Enterprises, Inc.	77,500	1,582,550
Molson Coors Brewing Co. Class B	21,100	1,612,884
PepsiCo, Inc.	58,400	3,652,920
		6,848,354

Biotechnology (2.6%)
Amgen, Inc. †	39,300	2,684,583
Biogen Idec, Inc. †	40,800	2,006,952
		4,691,535

Cable Television (0.8%)
Comcast Corp. Class A †	31,700	1,341,861

Chemicals (1.2%)
E.I. du Pont de Nemours & Co.	42,000	2,045,820

Commercial and Consumer Services (0.6%)
Realogy Corp. †	37,325	1,131,694

Communications Equipment (4.3%)
Cisco Systems, Inc. †	181,600	4,963,128
Qualcomm, Inc.	69,200	2,615,068
		7,578,196

Computers (4.3%)
Apple Computer, Inc. †	16,200	1,374,408
Dell, Inc. †	60,300	1,512,927
EMC Corp. †	122,100	1,611,720
IBM Corp.	31,700	3,079,655
		7,578,710

Conglomerates (2.4%)
Danaher Corp. (S)	24,900	1,803,756
Tyco International, Ltd. (Bermuda)	83,800	2,547,520
		4,351,276

Consumer Finance (4.4%)
Capital One Financial Corp.	51,500	3,956,230
Countrywide Financial Corp.	91,800	3,896,910
		7,853,140

Consumer Goods (3.8%)
Clorox Co.	14,100	904,515
Colgate-Palmolive Co.	28,000	1,826,720
Procter & Gamble Co. (The)	62,100	3,991,167
		6,722,402

COMMON STOCKS (99.5%)* continued

	Shares	Value

Electric Utilities (3.6%)
Edison International	31,385	$1,427,390
Entergy Corp.	15,700	1,449,424
Exelon Corp.	26,700	1,652,463
PG&E Corp.	38,800	1,836,404
		6,365,681

Energy (0.6%)
BJ Services Co.	36,800	1,078,976

Financial (3.9%)
Citigroup, Inc.	108,200	6,026,740
MGIC Investment Corp.	15,000	938,100
		6,964,840

Health Care Services (2.8%)
Caremark Rx, Inc.	30,700	1,753,277
Health Management Associates, Inc.
Class A	31,800	671,298
Medco Health Solutions, Inc. †	19,200	1,026,048
WellPoint, Inc. †	19,000	1,495,110
		4,945,733

Household Furniture and Appliances (1.4%)
Whirlpool Corp.	30,600	2,540,412

Insurance (2.5%)
Berkshire Hathaway, Inc. Class B †	400	1,466,400
Everest Re Group, Ltd. (Barbados)	15,100	1,481,461
Genworth Financial, Inc. Class A	46,100	1,577,081
		4,524,942

Investment Banking/Brokerage (4.7%)
Bear Stearns Cos., Inc. (The)	23,600	3,841,608
E*Trade Financial Corp. †	55,800	1,251,036
Goldman Sachs Group, Inc. (The)	16,600	3,309,210
		8,401,854

Lodging/Tourism (2.3%)
Las Vegas Sands Corp. †	14,100	1,261,668
Royal Caribbean Cruises, Ltd.	35,600	1,473,128
Wyndham Worldwide Corp. †	42,100	1,348,042
		4,082,838

Machinery (1.7%)
Caterpillar, Inc.	31,400	1,925,762
Parker-Hannifin Corp.	14,700	1,130,136
		3,055,898

Manufacturing (0.9%)
Illinois Tool Works, Inc.	34,800	1,607,412

Medical Technology (1.8%)
Becton, Dickinson and Co.	14,100	989,115
Boston Scientific Corp. †	84,200	1,446,556
St. Jude Medical, Inc. †	21,900	800,664
		3,236,335

Putnam VT Research Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value

Metals (1.0%)
United States Steel Corp.	23,100	$1,689,534

Natural Gas Utilities (—%)
Dynegy, Inc. Class A †	4,986	36,099

Oil & Gas (9.5%)
Apache Corp.	18,800	1,250,388
Devon Energy Corp.	20,000	1,341,600
Exxon Mobil Corp.	101,000	7,739,630
Hess Corp.	39,700	1,967,929
Marathon Oil Corp.	13,500	1,248,750
Newfield Exploration Co. †	25,000	1,148,750
Valero Energy Corp.	41,400	2,118,024
		16,815,071

Pharmaceuticals (4.9%)
Barr Pharmaceuticals, Inc. †	14,400	721,728
Johnson & Johnson	81,400	5,374,028
Pfizer, Inc.	47,900	1,240,610
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	18,800	584,304
Watson Pharmaceuticals, Inc. †	27,800	723,634
		8,644,304

Publishing (0.4%)
Idearc, Inc. † (S)	22,475	643,909

Railroads (1.0%)
CSX Corp.	22,400	771,232
Norfolk Southern Corp.	19,800	995,742
		1,766,974

Real Estate (0.7%)
CB Richard Ellis Group, Inc.
Class A †	37,800	1,254,960

Regional Bells (1.7%)
Verizon Communications, Inc.	82,400	3,068,576

Retail (7.1%)
Big Lots, Inc. †	84,300	1,932,156
Kohl’s Corp. †	26,800	1,833,924
OfficeMax, Inc.	39,400	1,956,210
RadioShack Corp.	41,800	701,404
Ross Stores, Inc.	38,600	1,130,980
Sears Holdings Corp. †	6,100	1,024,373
Staples, Inc.	53,300	1,423,110
Supervalu, Inc.	15,700	561,275
Wal-Mart Stores, Inc.	46,100	2,128,898
		12,692,330

Schools (0.4%)
Apollo Group, Inc. Class A †	19,300	752,121

COMMON STOCKS (99.5%)* continued

			Shares	Value

Shipping (0.5%)
Overseas Shipholding Group			14,600	$821,980

Software (4.1%)
Adobe Systems, Inc. †			36,100	1,484,432
Autodesk, Inc. †			36,800	1,488,928
McAfee, Inc. †			28,900	820,182
Oracle Corp. †			139,800	2,396,172
Symantec Corp. † (S)			51,200	1,067,520
				7,257,234

Technology Services (2.8%)
Accenture, Ltd. Class A (Bermuda)			23,000	849,390
Computer Sciences Corp. †			36,100	1,926,657
eBay, Inc. †			44,600	1,341,122
Western Union Co. (The)			37,600	842,992
				4,960,161

Telecommunications (1.8%)
Sprint Nextel Corp.			170,000	3,211,300

Transportation Services (1.4%)
United Parcel Service, Inc.
Class B (S)			34,200	2,564,315

Total common stocks (cost $161,298,996)				$176,888,298

SHORT-TERM INVESTMENTS (1.3%)*

		Principal amount/shares		Value

Putnam Prime Money Market Fund (e)			1,625,392	$1,625,392
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)			$654,546	653,517

Total short-term investments (cost $2,278,909)				$2,278,909

Total investments (cost $163,577,905)				$179,167,207

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06
(aggregate face value $591,794)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Japanese Yen	$571,192	$591,794	2/21/07	$(20,602)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06
(aggregate face value $1,375,788)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$785,796	$794,895	3/22/07	$9,099
Japanese Yen	567,167	580,893	2/21/07	13,726

Total				$22,825

Putnam VT Research Fund

FUTURES CONTRACTS OUTSTANDING at 12/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500
Index (Long)	3	$1,071,300	Mar-07	$(4,924)

See page 251 for Notes to the Portfolios.

Putnam VT Small Cap Value Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (98.5%)*

	Shares	Value

Advertising and Marketing Services (0.9%)
Digitas, Inc. †	217,700	$2,919,357
Nu Skin Enterprises, Inc. Class A	208,563	3,802,103
Valassis Communications, Inc. †	130,400	1,890,800
		8,612,260

Aerospace and Defense (1.3%)
AAR Corp. †	188,480	5,501,731
Innovative Solutions &
Support, Inc. † (S)	228,500	3,891,355
Teledyne Technologies, Inc. †	77,100	3,094,023
		12,487,109

Airlines (0.5%)
SkyWest, Inc.	211,000	5,382,610

Automotive (2.3%)
Aaron Rents, Inc.	153,020	4,403,916
American Axle & Manufacturing
Holdings, Inc. (S)	291,000	5,526,090
ArvinMeritor, Inc.	329,900	6,014,077
Lamson & Sessions Co. (The) † (S)	121,100	2,937,886
Midas, Inc. †	159,300	3,663,900
		22,545,869

Banking (9.4%)
AMCORE Financial, Inc.	164,100	5,361,147
BankAtlantic Bancorp, Inc. Class A	364,500	5,033,745
Bankunited Financial Corp. Class A	188,200	5,262,072
Brookline Bancorp, Inc.	280,700	3,696,819
City Holding Co.	100,000	4,089,000
Colonial Bancgroup, Inc.	225,600	5,806,944
Columbia Banking Systems, Inc.	119,700	4,203,864
Corus Bankshares, Inc. (S)	218,000	5,029,260
East West Bancorp, Inc. (S)	119,400	4,229,148
First Community Bancorp	91,600	4,787,932
FirstFed Financial Corp. † (S)	83,500	5,591,995
Flagstar Bancorp, Inc.	344,400	5,110,896
PFF Bancorp, Inc.	243,700	8,410,087
Provident Bankshares Corp.	139,500	4,966,200
Republic Bancorp, Inc.	648,820	8,733,117
Sterling Bancshares, Inc.	463,350	6,032,817
Webster Financial Corp.	117,700	5,734,344
		92,079,387

Basic Materials (0.5%)
Ameron International Corp.	65,530	5,004,526

Building Materials (2.1%)
Apogee Enterprises, Inc.	121,300	2,342,303
Goodman Global, Inc. †	340,800	5,861,760
Interface, Inc. Class A †	414,400	5,892,768
Lennox International, Inc.	203,912	6,241,746
		20,338,577

COMMON STOCKS (98.5%)* continued

	Shares	Value

Chemicals (3.8%)
A. Schulman, Inc.	173,300	$3,855,925
Airgas, Inc.	88,900	3,602,228
H.B. Fuller Co.	230,300	5,946,346
Olin Corp. (S)	250,800	4,143,216
Omnova Solutions, Inc. †	922,090	4,223,172
PolyOne Corp. †	602,759	4,520,693
RPM, Inc.	254,700	5,320,683
UAP Holding Corp.	215,550	5,427,549
		37,039,812

Commercial and Consumer Services (1.4%)
Advance America Cash Advance
Centers, Inc.	102,900	1,507,485
Diamond Management & Technology
Consultants, Inc.	253,300	3,151,052
ePlus, Inc. †	86,100	899,745
Global Cash Access, Inc. †	192,600	3,125,898
Maximus, Inc.	173,300	5,334,174
		14,018,354

Communications Equipment (1.7%)
Belden CDT, Inc.	138,900	5,429,601
EFJ, Inc. †	453,478	3,056,442
Gilat Satellite Networks, Ltd.
(Israel) †	471,300	4,152,153
Radyne Comstream Corp. †	366,200	3,932,988
		16,571,184

Computers (4.5%)
Agilysys, Inc.	281,945	4,719,759
Brocade Communications
Systems, Inc. †	459,900	3,775,779
Emulex Corp. †	265,600	5,181,856
Foundry Networks, Inc. †	444,184	6,653,876
MTS Systems Corp.	2,152	83,110
Neoware Systems, Inc. † (S)	265,200	3,503,292
Parametric Technology Corp. †	327,200	5,896,144
Paxar Corp. †	186,044	4,290,175
Smart Modular Technologies
WWH, Inc. †	435,500	5,861,830
Xyratex, Ltd. (Bermuda) †	179,800	3,880,084
		43,845,905

Conglomerates (1.0%)
AMETEK, Inc.	125,450	3,994,328
Crane Co.	162,100	5,939,344
		9,933,672

Consumer Finance (0.8%)
Capital Trust, Inc. Class A (R)	150,249	7,503,435

Distribution (0.8%)
Spartan Stores, Inc.	162,100	3,392,753
Watsco, Inc. (S)	105,500	4,975,380
		8,368,133

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Electric Utilities (1.2%)
Black Hills Corp. (S)	167,992	$6,205,624
Westar Energy, Inc. (S)	233,200	6,053,872
		12,259,496

Electrical Equipment (0.9%)
Rofin-Sinar Technologies, Inc. †	68,180	4,122,163
WESCO International, Inc. † (S)	76,700	4,510,727
		8,632,890

Electronics (4.9%)
Avnet, Inc. † (S)	189,397	4,835,305
Directed Electronics, Inc. †	442,190	5,063,076
General Cable Corp. † (S)	115,263	5,038,146
Komag, Inc. †	127,500	4,829,700
Methode Electronics, Inc. Class A	130,800	1,416,564
Microsemi Corp. †	217,500	4,273,875
MoSys, Inc. † (S)	300,700	2,781,475
Park Electrochemical Corp.	176,000	4,514,400
RF Micro Devices, Inc. † (S)	834,165	5,663,980
TTM Technologies, Inc. †	418,000	4,735,940
X-Rite, Inc. (S)	382,700	4,707,210
		47,859,671

Energy (2.0%)
GulfMark Offshore, Inc. †	202,700	7,583,007
Hydril Co. †	67,600	5,082,844
Tidewater, Inc.	136,000	6,576,960
		19,242,811

Financial (1.1%)
Advanta Corp. Class B	239,500	10,449,385

Food (1.2%)
Ruddick Corp.	256,300	7,112,325
Sanderson Farms, Inc.	146,200	4,428,398
		11,540,723

Forest Products and Packaging (1.3%)
Albany International Corp.	125,145	4,118,522
Silgan Holdings, Inc.	113,524	4,985,974
Universal Forest Products, Inc.	83,300	3,883,446
		12,987,942

Health Care Services (2.7%)
Healthspring, Inc. †	288,470	5,870,365
Hooper Holmes, Inc. †	1,733,500	5,737,885
Odyssey Healthcare, Inc. †	297,300	3,942,198
Pediatrix Medical Group, Inc. †	103,300	5,051,370
Sierra Health Services, Inc. †	169,200	6,097,968
		26,699,786

Homebuilding (0.4%)
Champion Enterprises, Inc. †	417,500	3,907,800

COMMON STOCKS (98.5%)* continued

	Shares	Value

Household Furniture and Appliances (1.0%)
Furniture Brands International, Inc. (S)	254,100	$4,124,043
Tempur-Pedic International, Inc. † (S)	257,719	5,272,931
		9,396,974

Insurance (10.2%)
American Equity Investment Life
Holding Co. (S)	616,600	8,034,298
Commerce Group, Inc.	233,700	6,952,575
FBL Financial Group, Inc. Class A	138,005	5,393,235
Fremont General Corp.	285,800	4,632,818
Hub International, Ltd.	141,500	4,441,685
Infinity Property & Casualty Corp.	162,700	7,873,053
Landamerica Financial Group, Inc. (S)	104,400	6,588,684
Navigators Group, Inc. †	93,100	4,485,558
Ohio Casualty Corp.	224,300	6,686,383
Philadelphia Consolidated
Holding Corp. †	135,900	6,055,704
Phoenix Companies, Inc. (The)	91,200	1,449,168
Presidential Life Corp.	300,368	6,593,078
Selective Insurance Group	102,926	5,896,631
Stancorp Financial Group	21,536	970,197
State Auto Financial Corp.	166,100	5,768,653
Stewart Information Services	138,800	6,018,368
Triad Guaranty, Inc. † (S)	101,400	5,563,818
Zenith National Insurance Corp.	134,550	6,311,741
		99,715,647

Investment Banking/Brokerage (0.8%)
MCG Capital Corp.	392,200	7,969,504

Leisure (0.4%)
Arctic Cat, Inc. (S)	235,576	4,143,782

Machinery (1.9%)
Applied Industrial
Technologies, Inc.	166,400	4,377,984
Gardner Denver, Inc. †	100,722	3,757,938
Imation Corp.	116,800	5,423,024
Tennant Co.	171,316	4,968,164
		18,527,110

Manufacturing (1.0%)
Gehl, Co. †	176,400	4,856,292
Smith (A.O.) Corp.	123,900	4,653,684
		9,509,976

Media (0.4%)
Journal Communications, Inc. Class A	292,700	3,690,947

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Medical Technology (2.5%)
Datascope Corp.	176,900	$6,446,236
Edwards Lifesciences Corp. †	93,700	4,407,648
Hanger Orthopedic Group, Inc. †	480,661	3,619,377
PSS World Medical, Inc. †	250,100	4,884,453
Vital Signs, Inc.	100,520	5,017,958
		24,375,672

Metal Fabricators (1.0%)
Mueller Industries, Inc.	128,000	4,057,600
USEC, Inc. †	430,800	5,479,776
		9,537,376

Metals (1.5%)
Quanex Corp.	161,800	5,596,662
Reliance Steel & Aluminum Co.	126,152	4,967,866
Steel Dynamics, Inc.	127,200	4,127,640
		14,692,168

Natural Gas Utilities (0.7%)
Energen Corp.	136,000	6,383,840

Office Equipment & Supplies (0.6%)
Steelcase, Inc.	296,600	5,386,256

Oil & Gas (3.0%)
Cabot Oil & Gas Corp. Class A	88,400	5,361,460
Energy Partners, Ltd. † (S)	143,000	3,492,060
Petroleum Development Corp. † (S)	107,000	4,606,350
Range Resources Corp.	159,250	4,373,005
St. Mary Land & Exploration Co. (S)	166,960	6,150,806
Universal Compression
Holdings, Inc. †	92,100	5,720,331
		29,704,012

Pharmaceuticals (2.0%)
Alpharma, Inc. Class A	294,300	7,092,630
Owens & Minor, Inc.	192,100	6,006,967
Sciele Pharma, Inc. † (S)	260,800	6,259,200
		19,358,797

Photography/Imaging (0.4%)
Ikon Office Solutions, Inc.	241,789	3,958,086

Publishing (0.4%)
GateHouse Media, Inc. (S)	213,670	3,965,715

Real Estate (7.4%)
American Home Mortgage
Investment Corp. (R) (S)	175,300	6,156,536
Arbor Realty Trust, Inc (R)	263,300	7,922,697
Deerfield Triarc Capital Corp. (R)	450,400	7,625,272
DiamondRock Hospitality Co. (R)	305,370	5,499,714
Entertainment Properties
Trust (R) (S)	107,462	6,280,079
Getty Realty Corp. (R)	254,800	7,873,320

COMMON STOCKS (98.5%)* continued

	Shares	Value

Real Estate continued
Grubb & Ellis Co. †	314,563	$3,623,766
Hersha Hospitality Trust (R)	387,900	4,398,786
Innkeepers USA Trust (R)	342,200	5,304,100
M/I Schottenstein Homes, Inc. (S)	144,400	5,514,636
National Health Investors, Inc. (R)	194,430	6,416,190
NorthStar Realty Finance Corp. (R)	360,600	5,975,142
		72,590,238

Restaurants (1.0%)
Landry’s Restaurants, Inc. (S)	170,800	5,139,372
Morton’s Restaurant Group, Inc. †	256,100	4,264,065
		9,403,437

Retail (7.3%)
Big 5 Sporting Goods Corp.	176,764	4,316,577
Cache, Inc. †	152,950	3,860,458
Charlotte Russe Holding, Inc. †	170,400	5,239,800
Claire’s Stores, Inc.	129,600	4,294,944
CSK Auto Corp. †	377,000	6,465,550
Haverty Furniture Cos., Inc. (S)	359,700	5,323,560
Jos. A. Bank Clothiers, Inc. † (S)	188,600	5,535,410
K-Swiss, Inc. Class A	141,400	4,346,636
Nash Finch Co. (S)	175,600	4,793,880
Sonic Automotive, Inc.	190,559	5,533,833
Stage Stores, Inc.	197,400	5,998,986
Toro Co. (The)	92,300	4,303,949
Tween Brands, Inc. †	156,500	6,249,045
Wolverine World Wide, Inc.	175,050	4,992,426
		71,255,054

Semiconductor (1.7%)
Brooks Automation, Inc. †	400,100	5,761,440
Cohu, Inc.	233,600	4,709,376
Standard Microsystems Corp. † (S)	125,901	3,522,710
Ultra Clean Holdings †	235,900	2,913,365
		16,906,891

Shipping (1.1%)
Arkansas Best Corp.	144,500	5,202,000
EGL, Inc. †	185,600	5,527,168
		10,729,168

Software (0.5%)
Hyperion Solutions Corp. †	129,400	4,650,636

Staffing (1.0%)
Kforce, Inc. †	385,249	4,688,480
MPS Group, Inc. †	337,100	4,780,078
		9,468,558

Technology (0.2%)
LaBarge, Inc. †	118,800	1,595,484

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Technology Services (0.7%)
Acxiom Corp.	151,800	$3,893,670
United Online, Inc.	226,700	3,010,576
		6,904,246

Telecommunications (1.4%)
Brightpoint, Inc. †	389,550	5,239,448
Consolidated Communications
Holdings, Inc.	247,800	5,179,020
Earthlink, Inc. † (S)	530,834	3,768,921
		14,187,389

Textiles (1.0%)
Phillips-Van Heusen Corp.	130,700	6,557,219
Unifirst Corp.	90,320	3,469,191
		10,026,410

Transportation Services (0.4%)
Landstar Systems, Inc.	110,900	4,234,162

Waste Management (0.3%)
URS Corp. †	77,200	3,308,020

Total common stocks (cost $726,353,493)		$962,886,892

SHORT-TERM INVESTMENTS (12.7%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	15,927,271	$15,927,271
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$108,870,679	108,699,421

Total short-term investments (cost $124,626,692)		$124,626,692

Total investments (cost $850,980,185)		$1,087,513,584

See page 251 for Notes to the Portfolios.

Putnam VT Utilities Growth and Income Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (97.6%)*

	Shares	Value

Cable Television (1.1%)
Comcast Corp. Class A (Special) †	104,258	$4,366,325

Coal (0.6%)
Peabody Energy Corp. (S)	57,000	2,303,370

Electric Utilities (61.1%)
Alliant Energy Corp.	114,558	4,326,856
British Energy Group PLC
(United Kingdom) †	367,444	3,904,936
Chubu Electric Power, Inc. (Japan)	74,600	2,227,768
CMS Energy Corp. † (S)	264,317	4,414,094
Constellation Energy Group, Inc.	105,914	7,294,297
Dominion Resources, Inc. (S)	165,973	13,915,176
DPL, Inc. (S)	162,752	4,521,251
DTE Energy Co. (S)	74,200	3,592,022
Duke Energy Corp. (S)	450,026	14,945,363
Edison International	257,115	11,693,590
Electric Power Development Co.
(Japan)	14,700	647,824
Electricite de France (France)	84,055	6,120,621
Enel SpA (Italy)	622,425	6,406,433
Entergy Corp.	178,614	16,489,644
Exelon Corp.	419,315	25,951,405
FirstEnergy Corp.	201,035	12,122,411
FPL Group, Inc.	231,293	12,586,965
Great Plains Energy, Inc. (S)	45,273	1,439,681
ITC Holdings Corp. (S)	44,600	1,779,540
Kansai Electric Power, Inc. (Japan)	122,500	3,305,313
Northeast Utilities (S)	176,125	4,959,680
PG&E Corp.	329,179	15,580,042
Progress Energy, Inc.	65,732	3,226,127
Public Service Enterprise
Group, Inc.	126,488	8,396,273
RWE AG (Germany)	80,395	8,849,409
Scottish Power PLC (United Kingdom)	187,783	2,747,333
Sierra Pacific Resources †	289,158	4,866,529
Southern Co. (The) (S)	160,768	5,925,908
Tohoku Electric Power Co., Inc.
(Japan)	74,600	1,862,386
TXU Corp. (S)	191,698	10,391,949
Westar Energy, Inc.	37,600	976,096
Wisconsin Energy Corp.	180,904	8,585,704
		234,052,626

Energy (Other) (0.4%)
EDF Energies Nouvelles SA
(France) †	24,736	1,309,256
EDF Energies Nouvelles SA 144A
(France) †	1,144	60,551
		1,369,807

Natural Gas Utilities (10.4%)
Dynegy, Inc. Class A †	26,842	194,336
Energen Corp.	43,200	2,027,808

COMMON STOCKS (97.6%)* continued

	Shares	Value

Natural Gas Utilities continued
Equitable Resources, Inc.	170,677	$7,125,765
MDU Resources Group, Inc.	118,644	3,042,032
Osaka Gas Co., Ltd. (Japan)	810,000	3,022,634
Sempra Energy	185,471	10,393,795
Toho Gas Co., Ltd. (Japan)	567,000	2,759,959
Tokyo Gas Co., Ltd. (Japan)	834,000	4,435,924
Williams Cos., Inc. (The)	265,774	6,942,017
		39,944,270

Oil & Gas (1.1%)
Questar Corp.	50,934	4,230,069

Power Producers (2.8%)
AES Corp. (The) †	399,207	8,798,522
NRG Energy, Inc. †	31,200	1,747,512
		10,546,034

Publishing (0.1%)
Idearc, Inc. † (S)	11,497	329,389

Regional Bells (4.3%)
BellSouth Corp.	173,459	8,171,653
Verizon Communications, Inc.	227,250	8,462,790
		16,634,443

Telecommunications (6.7%)
American Tower Corp. Class A †	50,302	1,875,259
CenturyTel, Inc.	34,659	1,513,212
Digi.com Berhad (Malaysia)	451,300	1,945,495
Fastweb (Italy)	27,811	1,582,511
France Telecom SA (France)	52,008	1,431,785
Koninklijke (Royal) KPN NV
(Netherlands)	280,022	3,968,404
StarHub, Ltd. (Singapore)	913,580	1,564,415
Swisscom AG (Switzerland)	6,672	2,524,729
Telenor ASA (Norway)	151,100	2,823,275
Telus Corp. (Canada)	44,251	1,976,970
Vodafone Group PLC (United Kingdom)	1,557,637	4,297,617
		25,503,672

Telephone (3.8%)
AT&T, Inc. (S)	283,967	10,151,820
Hellenic Telecommunication
Organization (OTE) SA (Greece) †	142,690	4,265,064
		14,416,884

Transportation (0.5%)
Macquarie Airports (Australia)	728,339	2,071,695

Water Utilities (4.7%)
Aqua America, Inc. (S)	78,703	1,792,854
Pennon Group PLC (United Kingdom)	616,255	6,855,278
Veolia Environnement (France)	121,920	9,394,180
		18,042,312

Total common stocks (cost $233,453,964)		$373,810,896

Putnam VT Utilities Growth and Income Fund

SHORT-TERM INVESTMENTS (17.2%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)	$56,479,869	$56,391,024
Putnam Prime Money
Market Fund (e)	9,559,649	9,559,649

Total short-term investments (cost $65,950,673)		$65,950,673

Total investments (cost $299,404,637)		$439,761,569

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2006:
(as a percentage of Portfolio Value)
Australia		0.6%
Canada		0.5
France		4.8
Germany		2.3
Greece		1.1
Italy		2.1
Japan		4.8
Malaysia		0.5
Netherlands		1.0
Norway		0.7
Switzerland		0.7
United Kingdom		4.6
United States		75.9
Other		0.4

Total		100.0%

See page 251 for Notes to the Portfolios.

Putnam VT Vista Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (99.3%)*

	Shares	Value

Aerospace and Defense (2.1%)
L-3 Communications Holdings, Inc.	106,700	$8,725,926

Airlines (0.4%)
Southwest Airlines Co.	121,400	1,859,848

Automotive (2.5%)
Harley-Davidson, Inc. (S)	136,200	9,598,014
Snap-On, Inc.	22,700	1,081,428
		10,679,442

Banking (1.6%)
Synovus Financial Corp.	14,400	443,952
Unibanco-Uniao de Bancos
Brasileiros SA ADR (Brazil)	66,199	6,153,859
		6,597,811

Beverage (0.3%)
Hansen Natural Corp. †	40,900	1,377,512

Biotechnology (1.2%)
Genzyme Corp. †	82,800	5,098,824

Building Materials (0.4%)
Building Materials Holding Corp. (S)	75,000	1,851,750

Chemicals (0.3%)
Albemarle Corp.	19,673	1,412,521

Commercial and Consumer Services (4.1%)
Corporate Executive Board Co. (The) (S)	62,100	5,446,170
Equifax, Inc.	87,100	3,536,260
Monster Worldwide, Inc. †	82,400	3,843,136
Paychex, Inc.	112,400	4,444,296
		17,269,862

Communications Equipment (1.5%)
F5 Networks, Inc. † (S)	54,200	4,022,182
Harris Corp.	49,200	2,256,312
		6,278,494

Computers (6.6%)
Brocade Communications
Systems, Inc. †	293,000	2,405,530
Emulex Corp. †	165,010	3,219,345
Lexmark International, Inc. Class A † (S)	85,200	6,236,640
Network Appliance, Inc. † (S)	232,600	9,136,528
Polycom, Inc. †	89,400	2,763,354
Red Hat, Inc. † (S)	172,300	3,962,900
		27,724,297

Construction (0.3%)
Eagle Materials, Inc.	34,100	1,474,143

Consumer (1.0%)
Harman International
Industries, Inc.	42,400	4,236,184

COMMON STOCKS (99.3%)* continued

	Shares	Value
Consumer Finance (0.7%)
Accredited Home Lenders
Holding Co. † (S)	48,500	$1,323,080
Nelnet, Inc. Class A †	56,549	1,547,181
		2,870,261

Consumer Goods (0.6%)
Newell Rubbermaid, Inc.	91,100	2,637,345

Consumer Services (0.8%)
Labor Ready, Inc. †	104,827	1,921,479
Nutri/System, Inc. † (S)	19,600	1,242,444
		3,163,923

Electrical Equipment (1.5%)
WESCO International, Inc. † (S)	105,000	6,175,050

Electronics (2.4%)
Altera Corp. † (S)	163,400	3,215,712
Analog Devices, Inc.	48,200	1,584,334
MEMC Electronic Materials, Inc. † (S)	95,600	3,741,784
Micron Technology, Inc. †	98,000	1,368,080
		9,909,910

Energy (1.8%)
BJ Services Co.	70,100	2,055,332
Grey Wolf, Inc. † (S)	787,400	5,401,564
		7,456,896

Engineering & Construction (0.1%)
Quanta Services, Inc. †	20,487	402,979

Financial (1.9%)
Assurant, Inc.	44,400	2,453,100
Moody’s Corp.	78,800	5,441,928
		7,895,028

Food (1.5%)
Campbell Soup Co.	87,100	3,387,319
McCormick & Co., Inc.	74,100	2,857,296
		6,244,615

Gaming & Lottery (1.4%)
International Game Technology	129,200	5,969,040

Health Care Services (7.7%)
Coventry Health Care, Inc. †	117,200	5,865,860
Humana, Inc. †	97,000	5,365,070
Laboratory Corp. of America Holdings † (S)	62,100	4,562,487
McKesson Corp.	85,200	4,319,640
Pediatrix Medical Group, Inc. †	60,300	2,948,670
Sierra Health Services, Inc. †	171,480	6,180,139
WellCare Health Plans, Inc. † (S)	45,300	3,121,170
		32,363,036

Homebuilding (1.5%)
NVR, Inc. †	9,803	6,322,935

Putnam VT Vista Fund

COMMON STOCKS (99.3%)* continued

	Shares	Value

Household Furniture and Appliances (0.1%)
Tempur-Pedic International, Inc. †	21,200	$433,752

Insurance (1.3%)
W.R. Berkley Corp.	157,025	5,418,933

Investment Banking/Brokerage (2.5%)
Bear Stearns Cos., Inc. (The)	58,500	9,522,630
Nuveen Investments, Inc. Class A	21,600	1,120,608
		10,643,238

Leisure (0.3%)
Thor Industries, Inc. (S)	31,700	1,394,483

Lodging/Tourism (1.5%)
Choice Hotels International, Inc.	145,200	6,112,920

Machinery (3.5%)
Cummins, Inc. (S)	35,200	4,159,936
Manitowoc Co., Inc. (The)	25,600	1,521,408
MSC Industrial Direct Co., Inc. Class A	113,500	4,443,525
Terex Corp. †	40,812	2,635,639
Wabtec Corp.	59,900	1,819,762
		14,580,270

Manufacturing (4.8%)
Actuant Corp. Class A (S)	37,000	1,763,050
Dover Corp.	100,443	4,923,716
Freightcar America, Inc. (S)	33,600	1,863,120
Graco, Inc. (S)	147,440	5,841,573
IDEX Corp. (S)	72,400	3,432,484
Roper Industries, Inc. (S)	47,865	2,404,738
		20,228,681

Medical Technology (4.7%)
Becton, Dickinson and Co.	27,400	1,922,110
C.R. Bard, Inc.	77,400	6,421,878
Immucor, Inc. †	59,300	1,733,339
Kinetic Concepts, Inc. † (S)	108,800	4,303,040
Mentor Corp. (S)	64,300	3,142,341
Respironics, Inc. †	5,543	209,248
Varian Medical Systems, Inc. †	39,000	1,855,230
		19,587,186

Metals (2.3%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	109,000	6,074,570
IPSCO, Inc. (Canada) (S)	36,800	3,454,416
		9,528,986

Oil & Gas (3.4%)
EOG Resources, Inc.	113,100	7,063,095
Frontier Oil Corp.	155,900	4,480,566
Sunoco, Inc.	46,300	2,887,268
		14,430,929

COMMON STOCKS (99.3%)* continued

	Shares	Value

Pharmaceuticals (1.8%)
Barr Pharmaceuticals, Inc. †	77,400	$3,879,288
Endo Pharmaceuticals Holdings, Inc. †	141,300	3,897,054
		7,776,342

Power Producers (1.7%)
AES Corp. (The) †	318,700	7,024,148

Publishing (0.8%)
Marvel Entertainment, Inc. † (S)	125,771	3,384,498

Real Estate (1.2%)
CB Richard Ellis Group, Inc.
Class A †	152,100	5,049,720

Restaurants (1.1%)
Darden Restaurants, Inc. (S)	118,786	4,771,634

Retail (7.2%)
American Eagle Outfitters, Inc. (S)	173,700	5,421,177
AnnTaylor Stores Corp. †	107,500	3,530,300
Bed Bath & Beyond, Inc. †	60,500	2,305,050
Claire’s Stores, Inc.	119,395	3,956,750
Dress Barn, Inc. †	63,200	1,474,456
Guess ?, Inc. †	58,800	3,729,684
Skechers U.S.A., Inc. Class A †	39,300	1,309,083
Staples, Inc.	261,600	6,984,720
Toro Co. (The)	32,300	1,506,149
		30,217,369

Schools (1.4%)
Apollo Group, Inc. Class A †	150,100	5,849,397

Semiconductor (1.8%)
Lam Research Corp. † (S)	150,800	7,633,496

Software (5.0%)
Autodesk, Inc. †	138,900	5,619,894
BMC Software, Inc. † (S) #	117,400	3,780,280
Citrix Systems, Inc. †	40,000	1,082,000
McAfee, Inc. †	155,956	4,426,031
Websense, Inc. †	262,800	5,999,724
		20,907,929

Technology Services (2.5%)
Fair Isaac Corp.	151,300	6,150,345
Global Payments, Inc.	91,042	4,215,245
		10,365,590

Textiles (2.6%)
Coach, Inc. †	166,300	7,144,247
Gymboree Corp. (The) † (S)	24,900	950,184
Phillips-Van Heusen Corp.	56,400	2,829,588
		10,924,019

Tobacco (2.1%)
UST, Inc. (S)	155,300	9,038,460

Putnam VT Vista Fund

COMMON STOCKS (99.3%)* continued

			Shares	Value

Transportation Services (1.5%)
C.H. Robinson Worldwide, Inc.			130,500	$5,336,145
Expeditors International
of Washington, Inc.			24,800	1,004,400
				6,340,545

Total common stocks (cost $354,332,276)				$417,640,157

SHORT-TERM INVESTMENTS (20.2%)*

		Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)		$81,175,871		$81,048,178
Putnam Prime Money Market Fund (e)			3,702,614	3,702,614

Total short-term investments
(cost $84,750,792)				$84,750,792

Total investments (cost $439,083,068)				$502,390,949

FUTURES CONTRACTS OUTSTANDING at 12/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

NASDAQ 100
Index E-Mini (Long)	5	$177,500	Mar-07	$395
Russell 2000 Index
Mini (Long)	5	397,450	Mar-07	740
S&P MidCap 400
Index E-Mini (Long)	4	324,520	Mar-07	(581)

Total				$554

See page 251 for Notes to the Portfolios.

Putnam VT Voyager Fund

The fund’s portfolio
12/31/06

COMMON STOCKS (98.9%)*

	Shares	Value

Advertising and Marketing Services (0.8%)
Omnicom Group, Inc.	136,600	$14,280,164

Aerospace and Defense (2.8%)
Boeing Co. (The)	262,200	23,293,848
General Dynamics Corp.	261,300	19,427,655
L-3 Communications Holdings, Inc. (S)	121,200	9,911,736
		52,633,239

Airlines (1.1%)
JetBlue Airways Corp. † (S)	752,450	10,684,790
Southwest Airlines Co.	597,500	9,153,700
		19,838,490

Automotive (1.1%)
Harley-Davidson, Inc. (S)	299,700	21,119,859

Banking (2.2%)
Commerce Bancorp, Inc.	800,200	28,223,054
Wells Fargo & Co.	377,800	13,434,568
		41,657,622

Biotechnology (2.6%)
Amgen, Inc. †	430,900	29,434,779
Genentech, Inc. †	242,600	19,682,138
		49,116,917

Broadcasting (0.3%)
Grupo Televisa SA de CV ADR
(Mexico)	225,600	6,093,456

Building Materials (0.7%)
Sherwin-Williams Co. (The)	210,800	13,402,664

Commercial and Consumer Services (2.2%)
Corporate Executive Board Co. (The) (S)	60,400	5,297,080
Dun & Bradstreet Corp. (The) †	113,311	9,381,018
Equifax, Inc.	170,200	6,910,120
Paychex, Inc.	469,800	18,575,892
		40,164,110

Communications Equipment (5.7%)
Cisco Systems, Inc. †	2,615,000	71,467,950
Qualcomm, Inc.	919,100	34,732,789
		106,200,739

Computers (5.6%)
Apple Computer, Inc. † #	466,200	39,552,408
Dell, Inc. †	1,251,700	31,405,153
EMC Corp. †	1,679,300	22,166,760
Network Appliance, Inc. †	283,600	11,139,808
		104,264,129

Conglomerates (1.3%)
Danaher Corp. (S)	334,200	24,209,448

COMMON STOCKS (98.9%)* continued

	Shares	Value

Consumer Finance (3.9%)
Capital One Financial Corp.	473,600	$36,381,952
Countrywide Financial Corp.	869,400	36,906,030
		73,287,982

Consumer Goods (2.1%)
Colgate-Palmolive Co.	301,200	19,650,288
Procter & Gamble Co. (The)	293,700	18,876,099
		38,526,387

Consumer Services (0.6%)
Liberty Media Holding Corp. -
Interactive Class A †	494,500	10,666,365

Electronics (0.6%)
Microchip Technology, Inc.	365,990	11,967,873

Financial (4.4%)
American Express Co.	634,300	38,482,981
Chicago Mercantile Exchange
Holdings, Inc. (The)	35,600	18,147,100
Moody’s Corp. (S)	197,300	13,625,538
SLM Corp.	232,300	11,329,271
		81,584,890

Health Care Services (6.4%)
Caremark Rx, Inc.	284,900	16,270,639
Medco Health Solutions, Inc. †	234,700	12,542,368
UnitedHealth Group, Inc.	965,000	51,849,450
WellPoint, Inc. †	479,700	37,747,593
		118,410,050

Homebuilding (0.6%)
NVR, Inc. † (S)	15,677	10,111,665

Insurance (2.6%)
American International Group, Inc.	418,200	29,968,212
Berkshire Hathaway, Inc. Class B †	5,122	18,777,252
		48,745,464

Investment Banking/Brokerage (6.6%)
Bear Stearns Cos., Inc. (The)	233,800	38,057,964
BlackRock, Inc.	70,700	10,739,330
Goldman Sachs Group, Inc. (The)	254,700	50,774,445
Morgan Stanley	135,168	11,006,730
T. Rowe Price Group, Inc.	267,100	11,690,967
		122,269,436

Lodging/Tourism (1.8%)
Las Vegas Sands Corp. † (S)	196,000	17,538,080
Royal Caribbean Cruises, Ltd.	241,000	9,972,580
Wyndham Worldwide Corp. †	175,600	5,622,712
		33,133,372

Machinery (1.9%)
Caterpillar, Inc.	318,300	19,521,339
Parker-Hannifin Corp.	194,700	14,968,536
		34,489,875

Putnam VT Voyager Fund

COMMON STOCKS (98.9%)* continued

	Shares	Value

Manufacturing (0.1%)
Illinois Tool Works, Inc.	38,288	$1,768,523

Medical Technology (3.5%)
Becton, Dickinson and Co.	187,000	13,118,050
Medtronic, Inc. (S)	565,300	30,249,203
Nobel Biocare Holding AG
(Switzerland)	33,554	9,916,314
St. Jude Medical, Inc. †	326,400	11,933,184
		65,216,751

Natural Gas Utilities (—%)
Dynegy, Inc. Class A †	18,864	136,575

Oil & Gas (3.1%)
Devon Energy Corp.	220,700	14,804,556
EOG Resources, Inc.	234,700	14,657,015
Exxon Mobil Corp.	199,900	15,318,337
Valero Energy Corp.	266,100	13,613,676
		58,393,584

Pharmaceuticals (4.0%)
Barr Pharmaceuticals, Inc. †	177,600	8,901,312
Johnson & Johnson	839,900	55,450,198
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	338,100	10,508,148
		74,859,658

Publishing (1.8%)
McGraw-Hill Cos., Inc. (The)	491,900	33,459,038

Real Estate (1.2%)
CB Richard Ellis Group, Inc.
Class A † (S)	687,300	22,818,360

Restaurants (1.8%)
Starbucks Corp. †	444,400	15,740,648
Yum! Brands, Inc.	309,600	18,204,480
		33,945,128

Retail (11.1%)
Abercrombie & Fitch Co. Class A	139,400	9,706,422
Bed Bath & Beyond, Inc. †	377,000	14,363,700
Best Buy Co., Inc. (S)	306,500	15,076,735
CVS Corp. (S)	510,600	15,782,646
Home Depot, Inc. (The)	948,300	38,083,728
Kohl’s Corp. †	211,400	14,466,102
Lowe’s Cos., Inc.	1,340,900	41,769,035
Ross Stores, Inc.	492,800	14,439,040
Staples, Inc.	1,586,000	42,346,200
		206,033,608

Semiconductor (1.2%)
Applied Materials, Inc. (S)	1,196,800	22,080,960

COMMON STOCKS (98.9%)* continued

			Shares	Value

Software (5.7%)
Adobe Systems, Inc. †			585,800	$24,088,096
Autodesk, Inc. †			477,400	19,315,604
Microsoft Corp.			718,500	21,454,410
Oracle Corp. †			2,353,400	40,337,276
				105,195,386

Technology Services (6.1%)
Accenture, Ltd. Class A (Bermuda)			264,800	9,779,064
Automatic Data Processing, Inc.			433,600	21,354,800
eBay, Inc. †			979,200	29,444,544
Google, Inc. Class A †			80,599	37,114,228
Western Union Co. (The)			698,337	15,656,716
				113,349,352

Transportation Services (1.4%)
Expeditors International
of Washington, Inc.			133,600	5,410,800
United Parcel Service, Inc. Class B			282,346	21,170,303
				26,581,103

Total common stocks (cost $1,439,735,474)				$1,840,012,222

SHORT-TERM INVESTMENTS (4.4%)*

		Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.46% and due dates ranging
from January 2, 2007 to
February 28, 2007 (d)			$58,890,964	$58,798,326
Putnam Prime Money Market Fund (e)			23,220,561	23,220,561

Total short-term investments (cost $82,018,887)				$82,018,887

Total investments (cost $1,521,754,361)				$1,922,031,109

FUTURES CONTRACTS OUTSTANDING at 12/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100
Index
E-Mini (Long)	123	$4,366,500	Mar-07	$(65,864)
S&P 500
Index (Long)	49	17,497,900	Mar-07	(34,453)

Total				$(100,317)

See page 251 for Notes to the Portfolios.

PUTNAM VARIABLE TRUST
Notes to the Portfolios
December 31, 2006

* Percentages indicated are based on the fund’s net assets.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at December 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at December 31, 2006. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. Total market value of restricted securities held at December 31, 2006:

	Total market value of	Percentage of
Fund	restricted securities	net assets

Putnam VT Discovery Growth Fund	$3,917	<0.01%
Putnam VT Diversified Income Fund	531,672	0.1%
Putnam VT High Yield Fund	2,417,674	0.4%

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Income Fund, Putnam VT Mid Cap Value Fund, Putnam VT Research Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund at December 31, 2006.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at December 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On December 31, 2006, fair value pricing was also used for certain foreign securities in certain portfolios (Note 1).

(M) The security’s effective maturity date is less than one year.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at December 31, 2006.

(SN) The securities noted above were purchased during the period for the aggregate cost summarized below. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of December 31, 2006, the aggregate values of these securities are summarized below. Certain of the securities were subsequently sold for the totals summarized below. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the fund may have claims against other parties in this regard.

	Aggregate cost	Aggregate values

Putnam VT American Government Income Fund	$239,588	$215,287
Putnam VT Diversified Income Fund	679,184	68,948
Putnam VT The George Putnam Fund of Boston	415,948	347,503
Putnam VT Global Asset Allocation Fund	35,798	29,089
Putnam VT Income Fund	569,205	477,088

	Sold totals

Putnam VT The George Putnam Fund of Boston
Structured Asset Securities Corp. 144A IFB Ser. 05-1
Class AIO, IO, 0.848s, 2043	$29,583

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST
Notes to the Portfolios (Continued)
December 31, 2006

(U) A portion of the position represents unfunded loan commitments (Note 7).

At December 31, 2006, the following funds had liquid assets designated as collateral for open forward commitments, swap contracts, forward contracts, options and futures contracts.

Fund	Amount of liquid assets

Putnam VT American Government Income Fund	$30,021,463
Putnam VT Discovery Growth Fund	760,577
Putnam VT Diversified Income Fund	97,486,446
Putnam VT The George Putnam Fund of Boston	92,553,717
Putnam VT Global Asset Allocation Fund	123,333,317
Putnam VT Global Equity Fund	4,697,903
Putnam VT High Yield Fund	20,195,334
Putnam VT Income Fund	258,488,769
Putnam VT International Equity Fund	13,760,542
Putnam VT International New Opportunities Fund	766,079
Putnam VT Mid Cap Value Fund	1,363,240
Putnam VT New Opportunities Fund	2,870,000
Putnam VT OTC & Emerging Growth Fund	2,528,186
Putnam VT Research Fund	1,856,972
Putnam VT Vista Fund	899,470
Putnam VT Voyager Fund	21,864,400

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

MBIA represents MBIA Insurance Company.

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at December 31, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities

December 31, 2006
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$124,106,500	$55,167,517	$46,732,032	$36,219,924	$437,923,086
Affiliated issuers (Note 5)	—	466,679	248,618	601,528	32,471,182
Repurchase agreements, at value (Note 1)	25,200,000	—	—	—	—
Cash	169,387	1,295	—	—	1,108,269
Foreign currency, at value (Note 1)	—	—	—	—	3,128,805
Dividends, interest, and other receivables	896,190	75,253	92,579	33,947	5,226,834
Receivable for shares of the fund sold	857	201	2,777	45	406,099
Receivable for securities sold	—	192,045	84,488	40,348	297,083
Receivable for open forward currency contracts (Note 1)	—	—	—	—	2,237,720
Receivable for closed forward currency contracts (Note 1)	—	—	—	—	757,232
Unrealized appreciation on swap contracts (Note 1)	2,237,805	—	—	—	6,577,003
Receivable for closed swap contracts (Note 1)	—	—	—	—	162,413
Premiums paid on swap contracts (Note 1)	—	—	—	—	185,165
Foreign tax reclaim	—	—	—	—	616

Total assets	152,610,739	55,902,990	47,160,494	36,895,792	490,481,507

Liabilities
Payable to subcustodian (Note 2)	—	—	—	7,586	—
Payable for variation margin (Note 1)	52,828	—	—	—	115,249
Payable for securities purchased	—	353,699	—	3,300	262,207
Payable for purchases of delayed delivery securities (Note 1)	—	—	—	—	199,370
Payable for shares of the fund repurchased	497,641	102,427	81,241	59,746	268,920
Payable for compensation of Manager (Notes 2 and 5)	166,897	40,097	48,282	12,559	711,179
Payable for investor servicing and custodian fees (Note 2)	18,598	10,018	10,286	8,184	43,062
Payable for Trustee compensation and expenses (Note 2)	43,530	28,666	18,050	35,155	88,965
Payable for administrative services (Note 2)	2,369	2,195	2,187	2,173	2,904
Payable for distribution fees (Note 2)	14,069	4,792	4,390	5,445	39,762
Payable for open forward currency contracts (Note 1)	—	—	—	—	455,066
Payable for closed forward currency contracts (Note 1)	—	—	—	—	374,922
Unrealized depreciation on swap contracts (Note 1)	1,938,389	—	—	—	5,650,015
Payable for closed swap contracts (Note 1)	—	—	—	—	845
Premiums received on swap contracts (Note 1)	—	—	—	—	113,322
Written options outstanding, at value (Notes 1 and 3)	847,388	—	—	1,327	243,183
Collateral on securities loaned, at value (Note 1)	—	4,509,936	—	—	2,052,830
Other accrued expenses	16,884	7,945	7,039	19,539	46,223

Total liabilities	3,598,593	5,059,775	171,475	155,014	10,668,024

Net assets	$149,012,146	$50,843,215	$46,989,019	$36,740,778	$479,813,483

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$147,861,067	$40,223,503	$38,212,963	$31,144,997	$569,753,811
Undistributed net investment income (loss) (Note 1)	7,426,847	142,029	40,313	—	19,997,269
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(6,717,836)	3,630,833	3,320,942	282,358	(123,853,493)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	442,068	6,846,850	5,414,801	5,313,423	13,915,896

Total — Representing net assets applicable to capital
shares outstanding	$149,012,146	$50,843,215	$46,989,019	$36,740,778	$479,813,483

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$83,469,512	$28,620,421	$26,292,869	$11,433,539	$291,211,538
Number of shares outstanding	7,335,058	2,975,303	1,533,275	1,902,770	32,762,022
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.38	$9.62	$17.15	$6.01	$8.89
Computation of net asset value Class IB
Net Assets	$65,542,634	$22,222,794	$20,696,150	$25,307,239	$188,601,945
Number of shares outstanding	5,779,621	2,330,752	1,214,883	4,276,137	21,477,214
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.34	$9.53	$17.04	$5.92	$8.78

Cost of investments, including repurchase agreements (Note 1):
Unaffiliated issuers	$149,823,080	$48,320,667	$41,317,231	$30,928,437	$427,502,809
Affiliated issuers (Note 5)	—	466,679	248,618	601,528	32,471,182
Value of securities on loan (Note 1)	—	4,323,575	—	—	1,999,831
Cost of foreign currency (Note 1)	—	—	—	—	3,062,353
Premiums received on written options (Notes 1 and 3)	1,774,924	—	—	23,263	177,070

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$240,060,513	$632,560,008	$391,005,366	$622,746,335	$4,354,064,876
Affiliated issuers (Note 5)	5,683,985	26,684,794	23,707,077	7,522,800	12,749,725
Cash	49,459	2,359,921	1,190,333	362,064	58,210
Foreign currency, at value (Note 1)	26	—	4,124,871	1,376,576	—
Dividends, interest, and other receivables	287,356	1,856,928	1,384,825	716,713	4,210,524
Receivable for shares of the fund sold	121,475	90,890	210,045	—	22,882
Receivable for securities sold	178,086	2,971,073	1,576,311	441,872	19,638,332
Receivable for sales of delayed delivery securities (Note 1)	—	—	398,861	—	—
Receivable for open forward currency contracts (Note 1)	—	—	1,595,257	2,884,865	—
Receivable for closed forward currency contracts (Note 1)	—	—	543,598	850,454	—
Unrealized appreciation on swap contracts (Note 1)	—	3,467,346	1,936,303	—	—
Receivable for closed swap contracts (Note 1)	—	—	758,089	—	—
Premiums paid on swap contracts (Note 1)	—	2,780	1,017	—	—
Receivable for variation margin (Note 1)	—	—	—	27,533	—
Foreign tax reclaim	—	—	15,349	24,196	—

Total assets	246,380,900	669,993,740	428,447,302	636,953,408	4,390,744,549

Liabilities
Payable for variation margin (Note 1)	—	71,855	386,778	—	—
Payable for securities purchased	4,489,057	3,155,958	1,083,943	1,695,758	16,732,487
Payable for purchases of delayed delivery securities (Note 1)	—	19,884,109	7,035,916	—	—
Payable for shares of the fund repurchased	120,238	615,921	96,455	384,726	2,841,639
Payable for compensation of Manager (Notes 2 and 5)	255,397	971,750	579,227	1,181,895	5,100,106
Payable for investor servicing and custodian fees (Note 2)	23,966	44,936	62,309	97,499	21,206
Payable for Trustee compensation and expenses (Note 2)	25,235	75,272	108,463	193,399	502,459
Payable for administrative services (Note 2)	2,491	3,137	2,776	3,108	8,934
Payable for distribution fees (Note 2)	23,721	61,935	18,600	16,487	168,705
Payable for open forward currency contracts (Note 1)	—	2,821	529,521	695,504	—
Payable for closed forward currency contracts (Note 1)	—	—	423,792	500,855	—
Payable for closed swap contracts (Note 1)	—	—	437,627	—	—
Unrealized depreciation on swap contracts (Note 1)	—	4,850,110	5,805,319	—	—
Premiums received on swap contracts (Note 1)	—	1,309	444	—	—
TBA sale commitments, at value (Note 1)	—	98,836	395,344	—	—
Written options outstanding, at value (Notes 1 and 3)	—	845,416	292,270	—	—
Collateral on securities loaned, at value (Note 1)	—	30,976,009	11,012,098	24,062,456	263,901,835
Other accrued expenses	15,997	54,544	39,134	54,597	250,453

Total liabilities	4,956,102	61,713,918	28,310,016	28,886,284	289,527,824

Net assets	$241,424,798	$608,279,822	$400,137,286	$608,067,124	$4,101,216,725

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$188,244,350	$479,161,685	$370,985,451	$1,239,507,071	$2,602,557,532
Undistributed net investment income (loss) (Note 1)	3,556,876	15,849,541	4,632,714	11,401,389	58,081,659
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	15,575,355	52,740,753	(35,946,440)	(734,472,995)	524,580,869
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	34,048,217	60,527,843	60,465,561	91,631,659	915,996,665

Total — Representing net assets applicable to capital
shares outstanding	$241,424,798	$608,279,822	$400,137,286	$608,067,124	$4,101,216,725

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$128,869,604	$318,905,455	$311,511,552	$530,378,842	$3,309,576,898
Number of shares outstanding	8,121,811	25,581,155	18,877,311	38,765,592	112,034,272
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$15.87	$12.47	$16.50	$13.68	$29.54
Computation of net asset value Class IB
Net Assets	$112,555,194	$289,374,367	$88,625,734	$77,688,282	$791,639,827
Number of shares outstanding	7,129,660	23,340,110	5,358,343	5,724,429	26,963,341
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$15.79	$12.40	$16.54	$13.57	$29.36

Cost of investments, (Note 1):
Unaffiliated issuers	$206,012,297	$570,620,047	$327,905,625	$533,368,856	$3,438,068,211
Affiliated issuers (Note 5)	5,683,985	26,684,794	23,707,077	7,522,800	12,749,725
Value of securities on loan (Note 1)	—	29,890,694	10,562,312	22,819,308	253,851,414
Cost of foreign currency (Note 1)	25	—	4,092,286	1,365,450	—
Proceeds receivable on TBA sale commitments (Note 1)	—	99,563	398,250	—	—
Premiums received on written options (Notes 1 and 3)	—	1,261,482	436,109	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$50,953,919	$283,261,086	$568,649,564	$722,283,333	$1,253,715,191
Affiliated issuers (Note 5)	72,216	868,666	26,050,803	78,990,988	17,782,285
Cash	—	20,952	800,651	4,938,256	413,793
Foreign currency, at value (Note 1)	—	129	—	—	882,999
Dividends, interest, and other receivables	41,959	219,286	10,789,224	4,284,590	764,791
Receivable for shares of the fund sold	—	2,047	417,430	1,330,641	672,134
Receivable for securities sold	128,718	1,249,814	107,519	2,392,653	3,417,329
Receivable for sales of delayed delivery securities (Note 1)	—	—	—	648,149	—
Receivable for open forward currency contracts (Note 1)	—	632,548	224,459	—	6,125,987
Receivable for closed forward currency contracts (Note 1)	—	3,539	—	—	1,911,750
Unrealized appreciation on swap contracts (Note 1)	—	—	564,255	9,957,400	—
Premiums paid on swap contracts (Note 1)	—	—	—	7,454	—
Foreign tax reclaim	—	13,601	—	—	131,959

Total assets	51,196,812	286,271,668	607,603,905	824,833,464	1,285,818,218

Liabilities
Payable to subcustodian (Note 2)	2,312	—	—	—	—
Payable for variation margin (Note 1)	—	—	—	137,089	—
Payable for securities purchased	116,546	—	139,776	1,988,557	2,851,105
Payable for purchases of delayed delivery securities (Note 1)	—	—	150,563	62,201,573	—
Payable for shares of the fund repurchased	31,614	292,246	613,286	96,970	1,322,805
Payable for compensation of Manager (Notes 2 and 5)	61,914	493,459	933,484	857,286	2,223,604
Payable for investor servicing and custodian fees (Note 2)	3,003	29,374	32,122	52,394	138,840
Payable for Trustee compensation and expenses (Note 2)	36,009	58,960	136,665	145,583	111,583
Payable for administrative services (Note 2)	2,196	2,584	3,106	3,359	8,072
Payable for distribution fees (Note 2)	6,295	32,879	35,582	63,698	179,364
Payable for open forward currency contracts (Note 1)	—	165,074	1,607	—	1,087,769
Payable for closed forward currency contracts (Note 1)	—	9,111	—	—	944,867
Unrealized depreciation on swap contracts (Note 1)	—	—	152,860	16,624,166	—
Premiums received on swap contracts (Note 1)	—	—	—	3,990	—
TBA sale commitments, at value (Note 1)	—	—	—	642,434	—
Written options outstanding, at value (Notes 1 and 3)	—	—	—	2,896,343	—
Collateral on securities loaned, at value (Note 1)	—	14,490,502	6,292,230	1,491,545	9,180,000
Other accrued expenses	13,225	37,554	77,337	85,378	112,819

Total liabilities	273,114	15,611,743	8,568,618	87,290,365	18,160,828

Net assets	$50,923,698	$270,659,925	$599,035,287	$737,543,099	$1,267,657,390

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$140,588,328	$235,240,848	$919,787,537	$721,063,443	$889,264,404
Undistributed net investment income (loss) (Note 1)	74,958	1,840,773	43,203,402	38,784,089	32,467,592
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(97,898,448)	(29,365,181)	(373,576,162)	(7,750,058)	138,664,359
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	8,158,860	62,943,485	9,620,510	(14,554,375)	207,261,035

Total — Representing net assets applicable to capital
shares outstanding	$50,923,698	$270,659,925	$599,035,287	$737,543,099	$1,267,657,390

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$21,650,453	$117,118,089	$431,053,692	$437,297,519	$410,277,568
Number of shares outstanding	4,091,767	8,553,493	55,024,202	34,444,032	19,748,029
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$5.29	$13.69	$7.83	$12.70	$20.78
Computation of net asset value Class IB
Net Assets	$29,273,245	$153,541,836	$167,981,595	$300,245,580	$857,379,822
Number of shares outstanding	5,587,013	11,289,487	21,601,401	23,816,495	41,542,911
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$5.24	$13.60	$7.78	$12.61	$20.64

Cost of investments, (Note 1):
Unaffiliated issuers	$42,795,059	$220,785,900	$559,714,118	$729,942,800	$1,051,445,960
Affiliated issuers (Note 5)	72,216	868,666	26,050,803	78,990,988	17,782,285
Value of securities on loan (Note 1)	—	14,011,537	6,119,673	1,434,961	8,718,815
Cost of foreign currency (Note 1)	—	118	—	—	875,103
Proceeds receivable on TBA sale commitments (Note 1)	—	—	—	647,156	—
Premiums received on written options (Notes 1 and 3)	—	—	—	4,322,007	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$453,994,683	$291,891,149	$538,865,782	$92,942,608	$387,486,027
Affiliated issuers (Note 5)	3,013,137	—	411,025	2,253,465	13,199,150
Cash	69,842	—	11,930	28,219	994,103
Foreign currency, at value (Note 1)	502,537	1,466	—	—	—
Dividends, interest, and other receivables	784,242	670,112	382,466	130,213	1,051,734
Receivable for shares of the fund sold	75,304	—	128,915	17,822	2,006,680
Receivable for securities sold	3,894,319	1,601,120	817,290	54,854	—
Receivable for open forward currency contracts (Note 1)	—	1,227,127	—	—	—
Receivable for closed forward currency contracts (Note 1)	—	543,164	—	—	—
Foreign tax reclaim	235,556	20,352	—	—	—

Total assets	462,569,620	295,954,490	540,617,408	95,427,181	404,737,694

Liabilities
Payable to subcustodian (Note 2)	—	1,769,443	—	54,854	—
Payable for variation margin (Note 1)	—	—	—	6,370	—
Payable for securities purchased	914,034	305,598	290,349	—	3,948,936
Payable for shares of the fund repurchased	170,370	393,782	279,862	82,185	448,634
Payable for compensation of Manager (Notes 2 and 5)	774,726	612,271	807,928	111,834	409,934
Payable for investor servicing and custodian fees (Note 2)	99,221	43,505	16,060	6,025	31,855
Payable for Trustee compensation and expenses (Note 2)	65,790	62,383	77,349	20,851	73,723
Payable for administrative services (Note 2)	2,813	2,573	2,929	2,267	2,774
Payable for distribution fees (Note 2)	28,345	35,652	50,186	6,763	40,602
Payable for open forward currency contracts (Note 1)	—	646,538	—	—	—
Payable for closed forward currency contracts (Note 1)	—	298,927	—	—	—
Collateral on securities loaned, at value (Note 1)	—	4,078,550	44,760,195	—	—
Other accrued expenses	45,158	30,413	49,915	11,369	28,581

Total liabilities	2,100,457	8,279,635	46,334,773	302,518	4,985,039

Net assets	$460,469,163	$287,674,855	$494,282,635	$95,124,663	$399,752,655

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$302,410,538	$348,884,277	$733,705,474	$70,897,922	$399,736,857
Undistributed net investment income (loss) (Note 1)	7,828,142	2,188,227	2,129,524	1,574,560	15,798
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	81,128,579	(122,905,755)	(331,314,442)	7,911,496	—
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	69,101,904	59,508,106	89,762,079	14,740,685	—

Total — Representing net assets applicable to capital
shares outstanding	$460,469,163	$287,674,855	$494,282,635	$95,124,663	$399,752,655

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$325,011,233	$118,420,824	$258,811,205	$63,738,201	$205,132,681
Number of shares outstanding	16,824,213	6,456,304	21,100,832	3,573,911	205,122,542
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$19.32	$18.34	$12.27	$17.83	$1.00

Computation of net asset value Class IB
Net Assets	$135,457,930	$169,254,031	$235,471,430	$31,386,462	$194,619,974
Number of shares outstanding	7,050,773	9,274,715	19,288,640	1,769,203	194,614,315
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$19.21	$18.25	$12.21	$17.74	$1.00
Cost of investments, (Note 1):
Unaffiliated issuers	$384,931,274	$232,965,866	$449,103,703	$78,197,979	$387,486,027
Affiliated issuers (Note 5)	3,013,137	—	411,025	2,253,465	13,199,150
Value of securities on loan (Note 1)	—	3,913,903	43,001,453	—	—
Cost of foreign currency (Note 1)	498,932	1,509	—	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$1,293,812,922	$685,772,527	$78,313,653	$177,541,815	$1,071,586,313
Affiliated issuers (Note 5)	—	74,393	824,039	1,625,392	15,927,271
Cash	—	—	—	—	126,043
Dividends, interest, and other receivables	1,079,012	770,816	57,670	176,641	1,734,224
Receivable for shares of the fund sold	8,043	52,724	—	1,289	840,096
Receivable for securities sold	1,314,637	1,100,654	129,943	—	1,456,053
Receivable for open forward currency contracts (Note 1)	—	—	—	22,825	—
Foreign tax reclaim	—	—	—	1,805	—
Total assets	1,296,214,614	687,771,114	79,325,305	179,369,767	1,091,670,000
Liabilities
Payable to subcustodian (Note 2)	567,755	9,924	217	—	—
Payable for variation margin (Note 1)	—	—	—	3,554	—
Payable for securities purchased	—	133,029	—	—	1,941,451
Payable for shares of the fund repurchased	2,007,624	1,361,602	32,719	463,785	869,405
Payable for compensation of Manager (Notes 2 and 5)	2,072,053	1,142,178	140,796	294,976	1,800,628
Payable for investor servicing and custodian fees (Note 2)	—	20,217	3,633	8,326	45,230
Payable for Trustee compensation and expenses (Note 2)	281,945	71,786	50,822	54,063	64,010
Payable for administrative services (Note 2)	4,295	3,224	2,246	2,412	3,677
Payable for distribution fees (Note 2)	31,438	62,852	7,620	22,571	153,177
Payable for open forward currency contracts (Note 1)	—	—	—	20,602	—
Written options outstanding, at value (Notes 1 and 3)	6,068	—	4,423	—	—
Collateral on securities loaned, at value (Note 1)	—	5,483,591	—	653,517	108,699,421
Other accrued expenses	144,187	75,265	17,598	25,406	92,806
Total liabilities	5,115,365	8,363,668	260,074	1,549,212	113,669,805
Net assets	$1,291,099,249	$679,407,446	$79,065,231	$177,820,555	$978,000,195
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,178,680,606	$458,221,715	$424,829,565	$224,727,684	$629,282,178
Undistributed net investment income (loss) (Note 1)	1,763,768	8,245,396	—	847,455	6,217,189
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(1,045,905,172)	56,846,628	(356,753,688)	(63,341,185)	105,967,429
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	156,560,047	156,093,707	10,989,354	15,586,601	236,533,399

Total — Representing net assets applicable to capital
shares outstanding	$1,291,099,249	$679,407,446	$79,065,231	$177,820,555	$978,000,195
Computation of net asset value Class IA
Net Assets	$1,145,100,901	$383,098,343	$43,833,254	$72,929,312	$251,510,782
Number of shares outstanding	56,247,300	20,745,221	5,938,175	5,527,160	10,270,717
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$20.36	$18.47	$7.38	$13.19	$24.49
Computation of net asset value Class IB
Net Assets	$145,998,348	$296,309,103	$35,231,977	$104,891,243	$726,489,413
Number of shares outstanding	7,284,877	16,158,022	4,859,209	7,991,998	29,932,458
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$20.04	$18.34	$7.25	$13.12	$24.27
Cost of investments, (Note 1):
Unaffiliated issuers	$1,137,426,373	$529,678,820	$67,397,305	$161,952,513	$835,052,914
Affiliated issuers (Note 5)	—	74,393	824,039	1,625,392	15,927,271
Value of securities on loan (Note 1)	—	5,288,436	—	624,654	104,012,801
Premiums received on written options (Notes 1 and 3)	179,900	—	77,429	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

December 31, 2006
	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$430,201,920	$498,688,335	$1,898,810,548
Affiliated issuers (Note 5)	9,559,649	3,702,614	23,220,561
Cash	8	124,071	—
Foreign currency, at value (Note 1)	3,301	—	—
Dividends, interest, and other receivables	652,090	252,473	863,968
Receivable for shares of the fund sold	—	68,343	49,146
Receivable for securities sold	—	395,893	6,258,177
Foreign tax reclaim	1,114	—	3,638

Total assets	440,418,082	503,231,729	1,929,206,038

Liabilities
Payable to subcustodian (Note 2)	—	—	4,777
Payable for variation margin (Note 1)	—	6,689	64,920
Payable for securities purchased	—	405,994	4,645,669
Payable for shares of the fund repurchased	287,866	432,722	1,822,135
Payable for compensation of Manager (Notes 2 and 5)	635,113	705,367	2,828,148
Payable for investor servicing and custodian fees (Note 2)	37,052	24,590	25,386
Payable for Trustee compensation and expenses (Note 2)	119,018	70,636	398,059
Payable for administrative services (Note 2)	2,730	2,829	5,276
Payable for distribution fees (Note 2)	13,352	50,921	90,736
Collateral on securities loaned, at value (Note 1)	56,391,024	81,048,178	58,798,326
Other accrued expenses	29,359	57,167	176,265

Total liabilities	57,515,514	82,805,093	68,859,697

Net assets	$382,902,568	$420,426,636	$1,860,346,341
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$285,299,149	$707,999,978	$2,932,444,369
Undistributed net investment income (loss) (Note 1)	7,317,492	—	509,329
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(50,074,105)	(350,881,777)	(1,472,783,786)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	140,360,032	63,308,435	400,176,429

Total — Representing net assets applicable to capital
shares outstanding	$382,902,568	$420,426,636	$1,860,346,341

Computation of net asset value Class IA
Net Assets	$320,261,262	$184,895,255	$1,438,858,236
Number of shares outstanding	17,966,196	12,358,014	47,572,6 82
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$17.83	$14.96	$30.25
Computation of net asset value Class IB
Net Assets	$62,641,306	$235,531,381	$421,488,105
Number of shares outstanding	3,530,031	16,020,552	14,018,482
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$17.75	$14.70	$30.07
Cost of investments, (Note 1):
Unaffiliated issuers	$289,844,988	$435,380,454	$1,498,533,800
Affiliated issuers (Note 5)	9,559,649	3,702,614	23,220,561
Value of securities on loan (Note 1)	54,710,722	78,537,313	57,062,838
Cost of foreign currency (Note 1)	3,184	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations

Year ended December 31, 2006
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$—	$577,616	$467,120	$299,799	$—
Interest-unaffiliated issuers	7,466,185	—	—	—	25,241,510
Interest-affiliated issuers (Note 5)	—	23,418	17,938	39,899	3,044,170
Securities lending	—	25,304	—	—	4,180
Less: foreign taxes withheld	—	—	—	—	(16,647)

Total investment income	7,466,185	626,338	485,058	339,698	28,273,213

Expenses
Compensation of Manager (Note 2)	1,053,609	334,874	270,666	269,238	3,382,883
Investor servicing fees (Note 2)	48,941	15,725	12,527	11,659	145,032
Custodian fees (Note 2)	114,013	65,351	54,559	63,423	268,013
Trustee compensation and expenses (Note 2)	27,961	25,079	24,145	24,777	41,919
Administrative services (Note 2)	19,400	17,893	17,747	17,715	23,742
Distribution fees-class IB (Note 2)	173,639	57,034	46,005	65,208	425,943
Auditing	42,764	39,773	35,405	44,406	132,771
Other	57,909	34,753	30,480	48,984	135,980
Non-recurring costs (Notes 2 and 8)	213	77	56	67	600
Costs assumed by Manager (Notes 2 and 8)	(213)	(77)	(56)	(67)	(600)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(360,588)	(109,530)	(47,876)	(164,111)	(449,353)

Total expenses	1,177,648	480,952	443,658	381,299	4,106,930

Expense reduction (Note 2)	(25,557)	(11,861)	(228)	(16,990)	(122,081)

Net expenses	1,152,091	469,091	443,430	364,309	3,984,849

Net realized gain (loss) on investments (Notes 1 and 3)	(848,258)	3,728,456	3,394,641	4,339,436	(798,221)
Net increase from payment by affiliates (Note 2)	—	—	—	2,343	—
Net realized gain (loss) on futures contracts (Note 1)	144,670	—	—	—	1,132,236
Net realized gain (loss) on swap contracts (Note 1)	(582,702)	—	—	—	(655,675)
Net realized gain (loss) on written options (Notes 1 and 3)	—	—	—	17,406	(57,354)
Net realized gain (loss) on foreign currency transactions (Note 1)	—	—	—	—	(4,438,620)
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the year	—	—	—	—	1,863,687
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	51,835	2,080,620	2,212,728	(275,580)	8,534,071

Net gain (loss) on investments	(1,234,455)	5,809,076	5,607,369	4,083,605	5,580,124

Net increase (decrease) in net assets resulting
from operations	$5,079,639	$5,966,323	$5,648,997	$4,058,994	$29,868,488

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Year ended December 31, 2006
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund

Investment income
Dividends	$5,300,663	$7,756,047	$5,075,344	$13,513,537	$82,015,222
Interest-unaffiliated issuers	9,467	10,390,954	4,665,665	32,028	201,253
Interest-affiliated issuers (Note 5)	148,309	2,506,927	1,895,895	258,716	539,932
Securities lending	—	83,040	181,324	254,524	367,570
Less: foreign taxes withheld	(8,202)	—	(170,588)	(880,968)	(4,584)

Total investment income	5,450,237	20,736,968	11,647,640	13,177,837	83,119,393

Expenses
Compensation of Manager (Note 2)	1,338,043	4,029,970	2,769,826	4,703,340	20,743,399
Investor servicing fees (Note 2)	61,671	194,190	118,715	178,611	1,270,937
Custodian fees (Note 2)	104,545	268,645	433,160	512,462	311,396
Trustee compensation and expenses (Note 2)	27,898	44,506	41,148	50,535	157,093
Administrative services (Note 2)	19,938	25,935	22,550	25,347	74,616
Distribution fees-class IB (Note 2)	236,721	744,815	193,024	184,854	1,981,707
Auditing	37,408	101,996	126,573	72,193	106,654
Other	56,679	160,684	126,540	159,784	730,999
Non-recurring costs (Notes 2 and 8)	210	773	484	892	4,424
Costs assumed by Manager (Notes 2 and 8)	(210)	(773)	(484)	(892)	(4,424)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(11,146)	(60,523)	(376,874)	(11,015)	(13,687)

Total expenses	1,871,757	5,510,218	3,454,662	5,876,111	25,363,114

Expense reduction (Note 2)	(2,273)	(102,622)	(104,006)	(85,194)	(941,541)

Net expenses	1,869,484	5,407,596	3,350,656	5,790,917	24,421,573

Net investment income (loss)	3,580,753	15,329,372	8,296,984	7,386,920	58,697,820

Net realized gain (loss) on investments (Notes 1 and 3)	16,051,452	57,864,742	20,243,439	90,894,457	601,495,576
Net increase from payments by affiliates (Note 2)	2,464	—	—	—	—
Net realized gain (loss) on futures contracts (Note 1)	—	251,714	(1,408,337)	286,658	(359,313)
Net realized gain (loss) on swap contracts (Note 1)	—	1,899,092	(1,647,391)	—	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	—	5,406	—	5,171
Net realized gain (loss) on foreign currency transactions (Note 1)	—	24,043	(2,892,157)	3,544,880	3,356
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the year	1	(3,089)	1,039,966	2,818,820	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	17,311,345	(3,806,546)	24,678,064	21,776,635	(36,235,779)

Net gain (loss) on investments	33,365,262	56,229,956	40,018,990	119,321,450	564,909,011

Net increase (decrease) in net assets resulting
from operations	$36,946,015	$71,559,328	$48,315,974	$126,708,370	$623,606,831

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Year ended December 31, 2006
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$556,840	$3,575,365	$1,304,439	$6,297	$33,386,596
Interest-unaffiliated issuers	26	—	46,745,925	30,361,578	19,535
Interest-affiliated issuers (Note 5)	8,827	85,533	1,326,091	7,717,465	1,041,733
Securities lending	—	53,701	17,470	1,045	827,616
Less: foreign taxes withheld	(264)	(110,296)	(2,152)	—	(2,603,974)

Total investment income	565,429	3,604,303	49,391,773	38,086,385	32,671,506

Expenses
Compensation of Manager (Note 2)	370,011	2,206,854	4,119,498	4,745,672	8,296,547
Investor servicing fees (Note 2)	15,810	95,118	181,736	231,988	338,452
Custodian fees (Note 2)	48,399	155,996	189,665	265,541	1,358,361
Trustee compensation and expenses (Note 2)	25,177	36,922	46,440	51,739	60,289
Administrative services (Note 2)	17,913	21,571	25,407	27,686	36,264
Distribution fees-class IB (Note 2)	75,526	444,903	413,089	738,885	1,823,795
Auditing	42,616	52,235	84,953	114,751	71,280
Other	44,309	120,397	244,100	213,805	295,356
Non-recurring costs (Notes 2 and 8)	111	437	727	931	1,352
Costs assumed by Manager (Notes 2 and 8)	(111)	(437)	(727)	(931)	(1,352)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(126,889)	(2,245)	(399,005)	(1,247,509)	(24,551)
Total expenses	512,872	3,131,751	4,905,883	5,142,558	12,255,793

Expense reduction (Note 2)	(28,005)	(31,489)	(86,692)	(58,059)	(675,321)

Net expenses	484,867	3,100,262	4,819,191	5,084,499	11,580,472

Net investment income (loss)	80,562	504,041	44,572,582	33,001,886	21,091,034

Net realized gain (loss) on investments (Notes 1 and 3)	3,722,436	18,915,186*	118,886	(743,188)	190,421,235**
Net increase from payments by affiliates (Note 2)	—	—	—	—	21,320
Net realized gain (loss) on futures contracts (Note 1)	—	—	—	(768,145)	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	35,065	—	—	—
Net realized gain (loss) on swap contracts (Note 1)	—	—	1,013,923	8,362,799	—
Net realized gain (loss) on foreign currency transactions (Note 1)	—	1,402,335	(1,437,387)	—	9,719,612
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the year	—	417,028	247,579	(90)	6,789,904
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	415,118	(14,930,564)	16,278,659	(5,614,136)	50,492,788
Net gain (loss) on investments	4,137,554	5,839,050	16,221,660	1,237,240	257,444,859

Net increase (decrease) in net assets resulting
from operations	$4,218,116	$6,343,091	$60,794,242	$34,239,126	$278,535,893

*Net of foreign taxes of $2,309

**Net of foreign taxes of $89,417

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Year ended December 31, 2006
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$12,844,125	$5,642,712	$6,183,820	$2,396,575	$—
Interest-unaffiliated issuers	19,779	—	13,035	—	18,789,365
Interest-affiliated issuers (Note 5)	78,359	113,747	64,233	89,364	570,391
Securities lending	—	175,120	144,993	—	—
Less: foreign taxes withheld	(1,047,915)	(491,790)	(3,924)	—	—

Total investment income	11,894,348	5,439,789	6,402,157	2,485,939	19,359,756

Expenses
Compensation of Manager (Note 2)	3,223,420	2,738,273	3,217,999	646,364	1,711,472
Investor servicing fees (Note 2)	121,377	82,490	148,076	27,834	110,530
Custodian fees (Note 2)	546,929	369,808	182,489	51,386	135,076
Trustee compensation and expenses (Note 2)	38,907	36,156	42,513	25,353	38,488
Administrative services (Note 2)	22,597	20,899	23,928	18,443	22,198
Distribution fees-class IB (Note 2)	291,287	400,747	563,681	73,775	411,984
Auditing	58,226	53,427	42,837	36,047	52,319
Other	130,009	110,146	158,123	39,068	82,649
Non-recurring costs (Notes 2 and 8)	502	319	769	138	411
Costs assumed by Manager (Notes 2 and 8)	(502)	(319)	(769)	(138)	(411)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(384,714)	(253,224)	(1,644)	(11,799)	(182,208)

Total expenses	4,048,038	3,558,722	4,378,002	906,471	2,382,508

Expense reduction (Note 2)	(35,082)	(125,409)	(138,712)	(21,772)	(7,122)

Net expenses	4,012,956	3,433,313	4,239,290	884,699	2,375,386

Net investment income (loss)	7,881,392	2,006,476	2,162,867	1,601,240	16,984,370

Net realized gain (loss) on investments (Notes 1 and 3)	82,617,550	44,403,174	37,007,979	8,030,064	—
Net increase from payments by affiliates (Note 2)	—	—	2,921	—	—
Net realized gain (loss) on futures contracts (Note 1)	—	—	59,959	21,093	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	—	—	26,081	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(2,449)	16,784	(219)	—	—
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the year	46,873	767,119	—	—	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	8,101,608	15,645,574	25,065,140	3,194,701	—

Net gain (loss) on investments	90,763,582	60,832,651	62,135,780	11,271,939	—

Net increase (decrease) in net assets resulting
from operations	$98,644,974	$62,839,127	$64,298,647	$12,873,179	$16,984,370

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Year ended December 31, 2006
	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$11,544,162	$13,852,799	$547,260	$2,487,641	$14,014,691
Interest-unaffiliated issuers	30,728	2,017	389	—	1,098
Interest-affiliated issuers (Note 5)	235,397	117,557	137,736	124,351	749,621
Securities lending	—	10,079	—	18,839	358,197
Less: foreign taxes withheld	(50,235)	—	(1,038)	(642)	(2,504)
Total investment income	11,760,052	13,982,452	684,347	2,630,189	15,121,103
Expenses
Compensation of Manager (Note 2)	8,669,490	4,478,426	597,272	1,220,659	6,845,135
Investor servicing fees (Note 2)	415,595	200,902	25,507	56,664	276,850
Custodian fees (Note 2)	187,781	140,816	60,623	91,120	215,429
Trustee compensation and expenses (Note 2)	71,390	44,645	29,449	32,605	48,470
Administrative services (Note 2)	36,324	26,158	18,358	19,755	29,490
Distribution fees-class IB (Note 2)	381,899	676,015	91,357	272,176	1,582,848
Auditing	52,249	44,156	33,962	39,254	49,082
Other	502,085	185,099	45,626	64,503	236,333
Non-recurring costs (Notes 2 and 8)	1,784	881	212	315	1,058
Costs assumed by Manager (Notes 2 and 8)	(1,784)	(881)	(212)	(315)	(1,058)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(5,731)	(2,821)	(21,735)	(7,560)	(17,674)

Total expenses	10,311,082	5,793,396	880,419	1,789,176	9,265,963

Expense reduction (Note 2)	(354,220)	(93,273)	(41,550)	(58,679)	(104,939)

Net expenses	9,956,862	5,700,123	838,869	1,730,497	9,161,024

Net investment income (loss)	1,803,190	8,282,329	(154,522)	899,692	5,960,079

Net realized gain (loss) on investments (Notes 1 and 3)	176,595,188	61,879,210	11,474,983	15,663,165	112,299,011
Net realized gain (loss) on futures contracts (Note 1)	266,475	—	(22,146)	126,597	—
Net realized gain (loss) on written options (Notes 1 and 3)	151,790	—	58,140	8,736	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(6,025)	—	—	(27,513)	—
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the year	(129)	—	—	2,223	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	(64,541,428)	29,125,010	(1,294,796)	3,464,953	28,467,008
Net gain (loss) on investments	112,465,871	91,004,220	10,216,181	19,238,161	140,766,019

Net increase (decrease) in net assets resulting
from operations	$114,269,061	$99,286,549	$10,061,659	$20,137,853	$146,726,098

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Year ended December 31, 2006
	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund

Investment income
Dividends	$10,588,789	$3,445,075	$14,239,023
Interest-unaffiliated issuers	353,991	7,565	18,034
Interest-affiliated issuers (Note 5)	230,307	151,134	285,119
Securities lending	132,314	102,314	158,765
Less: foreign taxes withheld	(358,170)	(32,505)	(39,706)

Total investment income	10,947,231	3,673,583	14,661,235

Expenses
Compensation of Manager (Note 2)	2,548,570	3,009,984	11,838,740
Investor servicing fees (Note 2)	113,131	167,571	569,884
Custodian fees (Note 2)	278,585	190,972	211,176
Trustee compensation and expenses (Note 2)	40,252	40,045	96,496
Administrative services (Note 2)	22,110	23,553	44,853
Distribution fees-class IB (Note 2)	146,590	628,075	1,114,380
Auditing	46,597	51,909	76,890
Other	121,277	206,040	550,237
Non-recurring costs (Notes 2 and 8)	497	648	2,829
Costs assumed by Manager (Notes 2 and 8)	(497)	(648)	(2,829)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(111,383)	(3,379)	(6,670)

Total expenses	3,205,729	4,314,770	14,495,986

Expense reduction (Note 2)	(115,066)	(92,253)	(353,788)

Net expenses	3,090,663	4,222,517	14,142,198

Net investment income (loss)	7,856,568	(548,934)	519,037
Net realized gain (loss) on investments (Notes 1 and 3)	45,076,818	62,459,684	120,429,699
Net increase from payments by affiliates (Note 2)	—	—	161,490
Net realized gain (loss) on futures contracts (Note 1)	(306,550)	85,005	(871,858)
Net realized gain (loss) on swap contracts (Note 1)	3,286	—	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(458,040)	—	(2,772)
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the year	116,167	—	157
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	35,670,406	(37,572,000)	(22,294,497)

Net gain (loss) on investments	80,102,087	24,972,689	97,422,219

Net increase (decrease) in net assets resulting
from operations	$87,958,655	$24,423,755	$97,941,256

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets

	Putnam VT		Putnam VT
	American Government Income Fund		Capital Appreciation Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$6,314,094	$7,117,343	$157,247	$141,264
Net realized gain (loss) on investments and
foreign currency transactions	(1,286,290)	(3,614,964)	3,728,456	5,689,097
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	51,835	(412,574)	2,080,620	(1,976,574)

Net increase (decrease) in net assets
resulting from operations	5,079,639	3,089,805	5,966,323	3,853,787

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,294,625)	(4,579,492)	(98,850)	(179,390)
Class IB	(2,944,546)	(2,656,873)	(24,246)	(101,133)
Net realized short-term gain on investments
Class IA	—	(279,920)	(1,638,503)	—
Class IB	—	(177,125)	(1,326,233)	—
From net realized long-term gain on investments
Class IA	—	—	(919,599)	—
Class IB	—	—	(744,339)	—
Increase (decrease) from capital share
transactions (Note 4)	(31,011,136)	(44,846,255)	(1,753,069)	(1,716,142)

Total increase (decrease) in net assets	(33,170,668)	(49,449,860)	(538,516)	1,857,122

Net assets:
Beginning of year	182,182,814	231,632,674	51,381,731	49,524,609

End of year	149,012,146	182,182,814	$50,843,215	$51,381,731

Undistributed net investment income (loss),
end of year	$7,426,847	$7,222,286	$142,029	$137,026

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	Capital Opportunities Fund		Discovery Growth Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$41,628	$72,144	$(24,611)	$(118,396)
Net realized gain (loss) on investments and
foreign currency transactions	3,394,641	2,592,868	4,359,185	6,162,602
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	2,212,728	406,037	(275,580)	(3,248,580)

Net increase (decrease) in net assets
resulting from operations	5,648,997	3,071,049	4,058,994	2,795,626

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(57,796)	—	—	—
Class IB	(15,742)	—	—	—
Net realized short-term gain on investments
Class IA	(685,486)	(28,016)	—	—
Class IB	(535,240)	(18,797)	—	—
From net realized long-term gain on investments
Class IA	(782,261)	(40,947)	—	—
Class IB	(610,804)	(27,471)	—	—
Increase (decrease) from capital share
transactions (Note 4)	10,190,428	8,345,325	(7,760,501)	(13,607,243)

Total increase (decrease) in net assets	13,152,096	11,301,143	(3,701,507)	(10,811,617)

Net assets:
Beginning of year	33,836,923	22,535,780	40,442,285	51,253,902

End of year	$46,989,019	$33,836,923	$36,740,778	$40,442,285

Undistributed net investment income (loss),
end of year	$40,313	$80,543	$—	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	Diversified Income Fund		Equity Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$24,288,364	$26,117,332	$3,580,753	$2,616,886
Net realized gain (loss) on investments and
foreign currency transactions	(4,817,634)	4,487,255	16,053,916	6,153,127
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	10,397,758	(13,421,703)	17,311,346	1,269,207

Net increase (decrease) in net assets
resulting from operations	29,868,488	17,182,884	36,946,015	10,039,220

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(19,225,333)	(29,374,694)	(1,500,916)	(1,045,012)
Class IB	(9,262,231)	(10,800,505)	(1,060,134)	(635,882)
Net realized short-term gain on investments
Class IA	—	—	(1,263,147)	(975,806)
Class IB	—	—	(1,041,750)	(679,237)
From net realized long-term gain on investments
Class IA	—	—	(2,214,224)	(283,745)
Class IB	—	—	(1,826,126)	(197,509)
Increase (decrease) from capital share
transactions (Note 4)	(30,292,565)	(27,250,260)	24,059,889	47,245,982

Total increase (decrease) in net assets	(28,911,641)	(50,242,575)	52,099,607	53,468,011

Net assets:
Beginning of year	508,725,124	558,967,699	189,325,191	135,857,180

End of year	$479,813,483	$508,725,124	$241,424,798	$189,325,191
Undistributed net investment income (loss),
end of year	$19,997,269	$29,375,351	$3,556,876	$2,549,722

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	The George Putnam Fund of Boston		Global Asset Allocation Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$15,329,372	$16,630,721	$8,296,984	$8,165,098
Net realized gain (loss) on investments and
foreign currency transactions	60,039,591	42,991,729	14,300,960	27,960,164
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(3,809,635)	(31,625,238)	25,718,030	(8,412,721)

Net increase (decrease) in net assets
resulting from operations	71,559,328	27,997,212	48,315,974	27,712,541

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(9,649,833)	(9,531,109)	(9,466,981)	(4,983,795)
Class IB	(7,396,162)	(5,920,826)	(1,947,219)	(594,365)
Net realized short-term gain on investments
Class IA	—	—	—	—
Class IB	—	—	—	—
From net realized long-term gain on investments
Class IA	(12,475,640)	—	—	—
Class IB	(10,511,669)	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	(107,351,665)	(67,374,612)	(34,122,243)	(44,544,636)

Total increase (decrease) in net assets	(75,825,641)	(54,829,335)	2,779,531	(22,410,255)

Net assets:
Beginning of year	684,105,463	738,934,798	397,357,755	419,768,010

End of year	$608,279,822	$684,105,463	$400,137,286	$397,357,755

Undistributed net investment income (loss),
end of year	$15,849,541	$16,568,289	$4,632,714	$11,220,924

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	Global Equity Fund		Growth and Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$7,386,920	$6,589,190	$58,697,820	$76,564,545
Net realized gain (loss) on investments and
foreign currency transactions	94,725,995	63,060,495	601,144,790	523,327,889
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	24,595,455	(16,922,599)	(36,235,779)	(356,823,442)

Net increase (decrease) in net assets
resulting from operations	126,708,370	52,727,086	623,606,831	243,068,992

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(3,134,064)	(5,974,260)	(63,489,875)	(76,150,351)
Class IB	(251,727)	(576,666)	(12,394,173)	(13,221,461)
Net realized long-term gain on investments
Class IA	—	—	(84,653,166)	—
Class IB	—	—	(19,306,308)	—
Increase (decrease) from capital share
transactions (Note 4)	(122,252,932)	(123,060,733)	(842,591,376)	(1,029,671,666)

Total increase (decrease) in net assets	1,069,647	(76,884,573)	(398,828,067)	(875,974,486)

Net assets:

Beginning of year	606,997,477	683,882,050	4,500,044,792	5,376,019,278
End of year	$608,067,124	$606,997,477	$4,101,216,725	$4,500,044,792

Undistributed net investment income (loss),
end of year	$11,401,389	$3,915,527	$58,081,659	$75,601,427

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	Growth Opportunities Fund		Health Sciences Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$80,562	$132,757	$504,041	$999,120
Net realized gain (loss) on investments and
foreign currency transactions	3,722,436	5,034,888	20,352,586	23,854,934
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	415,118	(3,089,974)	(14,513,536)	17,146,354

Net increase (decrease) in net assets
resulting from operations	4,218,116	2,077,671	6,343,091	42,000,408

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(77,382)	(252,634)	(763,491)	(502,360)
Class IB	(19,414)	(214,386)	(605,253)	(94,819)
Increase (decrease) from capital share
transactions (Note 4)	(10,043,833)	(12,018,887)	(84,113,494)	(25,683,526)

Total increase (decrease) in net assets	(5,922,513)	(10,408,236)	(79,139,147)	15,719,703

Net assets:

Beginning of year	56,846,211	67,254,447	349,799,072	334,079,369
End of year	$50,923,698	$56,846,211	$270,659,925	$349,799,072

Undistributed net investment income (loss),
end of year	$74,958	$91,192	$1,840,773	$1,305,453

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	High Yield Fund		Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$44,572,582	$45,659,746	$33,001,886	$34,517,102
Net realized gain (loss) on investments and
foreign currency transactions	(304,578)	(2,346,318)	6,851,466	(6,290,289)
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	16,526,238	(22,774,747)	(5,614,226)	(6,564,860)

Net increase (decrease) in net assets
resulting from operations	60,794,242	20,538,681	34,239,126	21,661,953

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(34,837,406)	(39,889,538)	(22,553,767)	(20,750,608)
Class IB	(12,740,240)	(13,561,540)	(12,639,991)	(8,982,516)
Net realized short-term gain on investments
Class IA	—	—	—	(1,398,917)
Class IB	—	—	—	(650,907)
From net realized long-term gain on investments
Class IA	—	—	—	(5,315,887)
Class IB	—	—	—	(2,473,446)
Increase (decrease) from capital share
transactions (Note 4)	(45,052,598)	(37,221,439)	(83,994,671)	(75,781,941)

Total increase (decrease) in net assets	(31,836,002)	(70,133,836)	(84,949,303)	(93,692,269)

Net assets:

Beginning of year	630,871,289	701,005,125	822,492,402	916,184,671
End of year	$599,035,287	$630,871,289	$737,543,099	$822,492,402

Undistributed net investment income (loss),
end of year	$43,203,402	$46,040,452	$38,784,089	$33,986,749

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	International Equity Fund		International Growth and Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$21,091,034	$11,159,598	$7,881,392	$5,601,119
Net realized gain (loss) on investments and
foreign currency transactions	200,162,167	142,154,235	82,615,101	51,543,365
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	57,282,692	(45,455,476)	8,148,481	(9,874,150)

Net increase (decrease) in net assets
resulting from operations	278,535,893	107,858,357	98,644,974	47,270,334

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(3,254,855)	(6,971,398)	(3,963,107)	(2,730,668)
Class IB	(4,354,663)	(8,093,101)	(1,344,592)	(790,312)
Increase (decrease) from capital share
transactions (Note 4)	(2,981,832)	(78,834,817)	183,590	(22,617,053)

Total increase (decrease) in net assets	267,944,543	13,959,041	93,520,865	21,132,301

Net assets:

Beginning of year	999,712,847	985,753,806	366,948,298	345,815,997
End of year	$1,267,657,390	$999,712,847	$460,469,163	$366,948,298

Undistributed net investment income (loss),
end of year	$32,467,592	$11,233,859	$7,828,142	$5,244,384

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT International		Putnam VT
	New Opportunities Fund		Investors Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,006,476	$2,605,986	$2,162,867	$2,889,183
Net realized gain (loss) on investments and
foreign currency transactions	44,419,958	31,122,221	37,070,640	72,473,034
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	16,412,693	5,839,965	25,065,140	(31,640,885)

Net increase (decrease) in net assets
resulting from operations	62,839,127	39,568,172	64,298,647	43,721,332

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,721,017)	(856,029)	(1,850,139)	(3,821,651)
Class IB	(2,119,488)	(950,604)	(918,813)	(2,203,705)
Increase (decrease) from capital share
transactions (Note 4)	(24,037,224)	(15,772,960)	(81,110,551)	(77,449,302)

Total increase (decrease) in net assets	34,961,398	21,988,579	(19,580,856)	(39,753,326)

Net assets:
Beginning of year	252,713,457	230,724,878	513,863,491	553,616,817

End of year	$287,674,855	$252,713,457	$494,282,635	$513,863,491

Undistributed net investment income (loss),
end of year	$2,188,227	$3,971,029	$2,129,524	$2,754,966

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	Mid Cap Value Fund		Money Market Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$1,601,240	$357,014	$16,984,370	$9,855,684
Net realized gain (loss) on investments and
foreign currency transactions	8,077,238	4,167,318	—	—
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	3,194,701	4,270,258	—	—

Net increase (decrease) in net assets
resulting from operations	12,873,179	8,794,590	16,984,370	9,855,684

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(244,237)	(159,910)	(9,815,619)	(6,623,180)
Class IB	(61,105)	(38,760)	(7,152,953)	(3,232,504)
Net realized short-term gain on investments
Class IA	(1,022,040)	(505,430)	—	—
Class IB	(461,684)	(201,782)	—	—
From net realized long-term gain on investments
Class IA	(1,848,690)	(274,131)	—	—
Class IB	(835,106)	(109,441)	—	—
Increase (decrease) from capital share
transactions (Note 4)	2,557,592	26,334,918	53,271,874	(26,517,688)

Total increase (decrease) in net assets	10,957,909	33,840,054	53,287,672	(26,517,688)

Net assets:
Beginning of year	84,166,754	50,326,700	346,464,983	372,982,671

End of year	$95,124,663	$84,166,754	$399,752,655	$346,464,983

Undistributed net investment income (loss),
end of year	$1,574,560	$335,239	$15,798	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	New Opportunities Fund		New Value Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$1,803,190	$2,402,920	$8,282,329	$8,077,528
Net realized gain (loss) on investments and
foreign currency transactions	177,007,428	149,939,932	61,879,210	46,459,728
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(64,541,557)	(5,638,702)	29,125,010	(15,894,209)

Net increase (decrease) in net assets
resulting from operations	114,269,061	146,704,150	99,286,549	38,643,047

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(2,261,102)	(5,521,105)	(5,194,156)	(4,687,307)
Class IB	—	(173,595)	(2,804,842)	(1,791,432)
Net realized short-term gain on investments
Class IA	—	—	(7,699,302)	—
Class IB	—	—	(4,971,546)	—
From net realized long-term gain on investments
Class IA	—	—	(19,857,307)	—
Class IB	—	—	(12,822,135)	—
Increase (decrease) from capital share
transactions (Note 4)	(333,268,083)	(421,861,303)	(33,516,214)	(6,801,798)

Total increase (decrease) in net assets	(221,260,124)	(280,851,853)	12,421,047	25,362,510

Net assets:
Beginning of year	1,512,359,373	1,793,211,226	666,986,399	641,623,889

End of year	$1,291,099,249	$1,512,359,373	$679,407,446	$666,986,399

Undistributed net investment income (loss),
end of year	$1,763,768	$2,227,706	$8,245,396	$7,983,609

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	OTC & Emerging Growth Fund		Research Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(154,522)	$(355,958)	$899,692	$1,244,073
Net realized gain (loss) on investments and
foreign currency transactions	11,510,977	12,088,982	15,770,985	20,072,832
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(1,294,796)	(5,107,908)	3,467,176	(11,117,194)

Net increase (decrease) in net assets
resulting from operations	10,061,659	6,625,116	20,137,853	10,199,711

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	—	(669,247)	(1,096,442)
Class IB	—	—	(609,516)	(1,006,720)
Increase (decrease) from capital share
transactions (Note 4)	(18,812,229)	(22,418,990)	(43,379,422)	(42,158,090)

Total increase (decrease) in net assets	(8,750,570)	(15,793,874)	(24,520,332)	(34,061,541)

Net assets:
Beginning of year	87,815,801	103,609,675	202,340,887	236,402,428

End of year	$79,065,231	$87,815,801	$177,820,555	$202,340,887

Undistributed net investment income (loss),
end of year	$—	$—	$847,455	$1,254,039

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	Small Cap Value Fund		Utilities Growth and Income Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$5,960,079	$3,914,764	$7,856,568	$10,076,996
Net realized gain (loss) on investments and
foreign currency transactions	112,299,011	90,690,296	44,315,514	52,167,741
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	28,467,008	(39,691,402)	35,786,573	(27,969,064)

Net increase (decrease) in net assets
resulting from operations	146,726,098	54,913,658	87,958,655	34,275,673

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,544,079)	(1,212,440)	(9,883,463)	(7,465,632)
Class IB	(1,976,962)	(839,822)	(1,741,276)	(1,132,515)
Net realized short-term gain on investments
Class IA	(5,621,413)	(18,514,669)	—	—
Class IB	(11,661,576)	(27,252,229)	—	—
From net realized long-term gain on investments
Class IA	(23,559,270)	—	—	—
Class IB	(48,873,516)	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	80,214,838	12,624,205	(72,851,152)	(60,566,326)

Total increase (decrease) in net assets	133,704,120	19,718,703	3,482,764	(34,888,800)

Net assets:
Beginning of year	844,296,075	824,577,372	379,419,804	414,308,604

End of year	$978,000,195	$844,296,075	$382,902,568	$379,419,804
Undistributed net investment income (loss),
end of year	$6,217,189	$3,939,597	$7,317,492	$11,542,097

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT
	Vista Fund		Voyager Fund
	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31
	2006	2005	2006	2005

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(548,934)	$(654,731)	$519,037	$7,366,605
Net realized gain (loss) on investments and
foreign currency transactions	62,544,689	68,236,249	119,716,559	304,555,339
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(37,572,000)	(12,022,588)	(22,294,340)	(187,559,425)

Net increase (decrease) in net assets
resulting from operations	24,423,755	55,558,930	97,941,256	124,362,519

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	—	(6,162,899)	(19,985,112)
Class IB	—	—	(510,932)	(3,324,240)
Increase (decrease) from capital share
transactions (Note 4)	(96,467,249)	(82,935,889)	(517,631,079)	(690,391,548)

Total increase (decrease) in net assets	(72,043,494)	(27,376,959)	(426,363,654)	(589,338,381)

Net assets:
Beginning of year	492,470,130	519,847,089	2,286,709,995	2,876,048,376

End of year	$420,426,636	$492,470,130	$1,860,346,341	$2,286,709,995

Undistributed net investment income (loss),
end of year	$—	$—	$509,329	$6,666,896

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE LEFT BLANK INTENTIONALLY

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT American Government Income Fund (Class IA)
December 31, 2006	$11.50	$ .45(i)	$ (.07)	$ .38	$ (.50)	$ —	$ —	$ (.50)	$ 11.38	3.51	$ 83,470	.62(i)	4.01(i)	180.25(l)
December 31, 2005	11.75	.41(i)	(.22)	.19	(.41)	(.03)	—	(.44)	11.50	1.65	107,325	.64(i)	3.56(i)	419.62(l)
December 31, 2004	12.08	.31(i)	.03	.34	(.49)	(.18)	—	(.67)	11.75	2.85	144,320	.66(i)	2.65(i)	309.71
December 31, 2003	12.34	.29	(.07)	.22	(.25)	(.23)	—	(.48)	12.08	1.89	225,290.74		2.35	553.08
December 31, 2002	11.62	.39	.63	1.02	(.30)	—	—	(.30)	12.34	8.98	386,364.74		3.26	517.44(f )

Putnam VT American Government Income Fund (Class IB)
December 31, 2006	$11.46	$ .42(i)	$ (.07)	$ .35	$ (.47)	$ —	$ —	$ (.47)	$ 11.34	3.22	$ 65,543	.87(i)	3.74(i)	180.25(l)
December 31, 2005	11.71	.38(i)	(.22)	.16	(.38)	(.03)	—	(.41)	11.46	1.35	74,858	.89(i)	3.32(i)	419.62(l)
December 31, 2004	12.02	.28(i)	.04	.32	(.45)	(.18)	—	(.63)	11.71	2.66	87,312	.91(i)	2.39(i)	309.71
December 31, 2003	12.30	.25	(.07)	.18	(.23)	(.23)	—	(.46)	12.02	1.56	107,751.99		2.09	553.08
December 31, 2002	11.59	.37	.62	.99	(.28)	—	—	(.28)	12.30	8.77	164,573.99		3.13	517.44(f )

Putnam VT Capital Appreciation Fund (Class IA)
December 31, 2006	$ 9.38	$ .04(i)	$ 1.08	$ 1.12	$ (.03)	$ (.85)	$ —	$ (.88)	$ 9.62	12.61	$ 28,620	.82(i)	.42(i)	81.44
December 31, 2005	8.73	.04(i)(k)	.67	.71	(.06)	—	—	(.06)	9.38	8.18	28,310	.88(i)	.40(i)(k)	132.25
December 31, 2004	7.59	.06(i)(j)	1.08	1.14	—	—	—	—	8.73	15.02	26,223	.90(i)	.75(i)(j)	139.79
December 31, 2003	6.07	—(e)	1.52	1.52	—	—	—	—	7.59	25.04	23,316	1.06	.04	143.90
December 31, 2002	7.82	.02	(1.75)	(1.73)	(.01)	—	(.01)	(.02)	6.07	(22.13)	13,542	1.13	.30	166.36

Putnam VT Capital Appreciation Fund (Class IB)
December 31, 2006	$ 9.30	$ .01(i)	$ 1.08	$ 1.09	$ (.01)	$ (.85)	$ —	$ (.86)	$ 9.53	12.32	$ 22,223	1.07(i)	.17(i)	81.44
December 31, 2005	8.66	.01(i)(k)	.67	.68	(.04)	—	—	(.04)	9.30	7.88	23,072	1.13(i)	.15(i)(k)	132.25
December 31, 2004	7.55	.04(i)(j)	1.07	1.11	—	—	—	—	8.66	14.70	23,302	1.15(i)	.51(i)(j)	139.79
December 31, 2003	6.05	(.01)	1.51	1.50	—	—	—	—	7.55	24.79	20,315	1.31	(.20)	143.90
December 31, 2002	7.80	—(e)	(1.74)	(1.74)	(.01)	—	—(e)	(.01)	6.05	(22.35)	14,021	1.38	.05	166.36

Putnam VT Capital Opportunities Fund (Class IA)
December 31, 2006	$15.87	$ .03(i)	$ 2.38	$ 2.41	$ (.04)	$(1.09)	$ —	$ (1.13)	$ 17.15	15.52	$ 26,293	.96(i)	.21(i)	104.74
December 31, 2005	14.44	.05(i)(k)	1.44	1.49	—	(.06)	—	(.06)	15.87	10.41	18,788	.92(i)	.37(i)(k)	133.38
December 31, 2004	12.74	.08(i)	2.26	2.34	(.06)	(.58)	—	(.64)	14.44	18.54	13,523	.96(i)	.59(i)	163.42
December 31, 2003**	10.00	—(e)(i)	3.02	3.02	—	(.28)	—	(.28)	12.74	30.25*	5,972	.71(i)*	(.01)(i)*	163.05*

Putnam VT Capital Opportunities Fund (Class IB)
December 31, 2006	$15.79	$ (.01)(i)	$ 2.37	$ 2.36	$ (.02)	$ (1.09)	$ —	$ (1.11)	$ 17.04	15.21	$ 20,696	1.21(i)	(.04)(i)	104.74
December 31, 2005	14.40	.02(i)(k)	1.43	1.45	—	(.06)	—	(.06)	15.79	10.16	15,049	1.17(i)	.11(i)(k)	133.38
December 31, 2004	12.72	.05(i)	2.24	2.29	(.03)	(.58)	—	(.61)	14.40	18.21	9,013	1.21(i)	.35(i)	163.42
December 31, 2003**	10.00	(.03)(i)	3.03	3.00	—	(.28)	—	(.28)	12.72	30.05*	4,737	.88(i)*	(.18)(i)*	163.05*

Putnam VT Discovery Growth Fund (Class IA)
December 31, 2006	$ 5.40	$ .01(i)	$ .60	$ .61	$ —	$ —	$ —	$ —	$ 6.01	11.30	$ 11,434	.82(i)	.10(i)	94.83
December 31, 2005	5.02	—(e)(i)(k)	.38	.38	—	—	—	—	5.40	7.57	13,287	.88(i)	(.09)(i)(k)	147.47
December 31, 2004	4.66	(.01)(i)(j)	.37	.36	—	—	—	—	5.02	7.73	17,068	.94(i)	(.24)(i)(j)	106.52
December 31, 2003	3.52	(.02)	1.16	1.14	—	—	—	—	4.66	32.39	19,835	1.08	(.58)	81.55
December 31, 2002	4.98	(.04)	(1.42)	(1.46)	—	—	—	—	3.52	(29.32)	12,353	1.56	(1.11)	92.27(g)

Putnam VT Discovery Growth Fund (Class IB)
December 31, 2006	$ 5.33	$ (.01)(i)	$ .60	$ .59	$ —	$ —	$ —	$ —	$ 5.92	11.07	$ 25,307	1.07(i)	(.14)(i)	94.83
December 31, 2005	4.97	(.02)(i)(k)	.38	.36	—	—	—	—	5.33	7.24	27,155	1.13(i)	(.34)(i)(k)	147.47
December 31, 2004	4.62	(.02)(i)(j)	.37	.35	—	—	—	—	4.97	7.58	34,186	1.19(i)	(.48)(i)(j)	106.52
December 31, 2003	3.50	(.03)	1.15	1.12	—	—	—	—	4.62	32.00	35,091	1.33	(.83)	81.55
December 31, 2002	4.97	(.05)	(1.42)	(1.47)	—	—	—	—	3.50	(29.58)	24,082	1.81	(1.36)	92.27(g)

See page 298 for Notes to Financial Highlights.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
284	285

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT Diversified Income Fund (Class IA)
December 31, 2006	$ 8.86	$ .44(i)	$ .11	$ .55	$ (.52)	$ —	$ —	$ (.52)	$ 8.89	6.60	$ 291,212	.76(i)	5.12(i)	87.14(l)
December 31, 2005	9.27	.44(i)	(.16)	.28	(.69)	—	—	(.69)	8.86	3.28	348,430	.79(i)	4.96(i)	115.07(l)
December 31, 2004	9.32	.51(i)	.33	.84	(.89)	—	—	(.89)	9.27	9.58	409,381	.80(i)	5.68(i)	79.07
December 31, 2003	8.55	.63	.97	1.60	(.83)	—	—	(.83)	9.32	20.27	449,121.82		7.16	104.06
December 31, 2002	8.81	.71	(.20)	.51	(.77)	—	—	(.77)	8.55	6.20	440,845.82		8.45	176.17(f )

Putnam VT Diversified Income Fund (Class IB)
December 31, 2006	$ 8.76	$ .42(i)	$ .10	$ .52	$ (.50)	$ —	$ —	$ (.50)	$ 8.78	6.29	$ 188,602	1.01(i)	4.86(i)	87.14(l)
December 31, 2005	9.17	.41(i)	(.15)	.26	(.67)	—	—	(.67)	8.76	3.05	160,295	1.04(i)	4.70(i)	115.07(l)
December 31, 2004	9.24	.48(i)	.32	.80	(.87)	—	—	(.87)	9.17	9.20	149,586	1.05(i)	5.41(i)	79.07
December 31, 2003	8.49	.60	.96	1.56	(.81)	—	—	(.81)	9.24	19.91	141,644	1.07	6.86	104.06
December 31, 2002	8.75	.68	(.18)	.50	(.76)	—	—	(.76)	8.49	6.03	102,982	1.07	8.20	176.17(f )

Putnam VT Equity Income Fund (Class IA)
December 31, 2006	$13.96	$ .27(i)	$ 2.31	$ 2.58	$ (.20)	$ (.47)	$ —	$ (.67)	$ 15.87	19.15	$ 128,870	.79(i)	1.85(i)	81.54
December 31, 2005	13.54	.22(i)(k)	.53	.75	(.15)	(.18)	—	(.33)	13.96	5.71	106,970	.81(i)	1.64(i)(k)	59.47
December 31, 2004	12.09	.22(i)	1.25	1.47	—	(.02)	—	(.02)	13.54	12.14	80,093	.83(i)	1.75(i)	89.30
December 31, 2003**	10.00	.10(i)	2.06	2.16	(.05)	(.02)	—	(.07)	12.09	21.57*	39,133	.71(i)*	.93(i)*	113.49*

Putnam VT Equity Income Fund (Class IB)
December 31, 2006	$13.89	$ .23(i)	$ 2.31	$ 2.54	$ (.17)	$ (.47)	$ —	$ (.64)	$ 15.79	18.93	$ 112,555	1.04(i)	1.61(i)	81.54
December 31, 2005	13.49	.19(i)(k)	.52	.71	(.13)	(.18)	—	(.31)	13.89	5.43	82,356	1.06(i)	1.40(i)(k)	59.47
December 31, 2004	12.08	.19(i)	1.24	1.43	—	(.02)	—	(.02)	13.49	11.82	55,764	1.08(i)	1.51(i)	89.30
December 31, 2003**	10.00	.09(i)	2.05	2.14	(.04)	(.02)	—	(.06)	12.08	21.39*	22,804	.88(i)*	.76(i)*	113.49*

Putnam VT The George Putnam Fund of Boston (Class IA)
December 31, 2006	$11.83	$ .29(i)	$ 1.09	$ 1.38	$ (.32)	$ (.42)	$ —	$ (.74)	$ 12.47	12.23	$ 318,905	.74(i)	2.50(i)	124.55(l)
December 31, 2005	11.61	.28(i)(k)	.20	.48	(.26)	—	—	(.26)	11.83	4.22	382,326	.72(i)	2.44(i)(k)	139.50
December 31, 2004	10.93	.24(i)	.67	.91	(.23)	—	—	(.23)	11.61	8.48	444,637	.72(i)	2.15(i)	148.39
December 31, 2003	9.58	.23	1.38	1.61	(.26)	—	—	(.26)	10.93	17.35	463,270.73		2.27	144.47
December 31, 2002	10.73	.28	(1.17)	(.89)	(.26)	—	—	(.26)	9.58	(8.57)	416,550.75		2.83	128.14(f )

Putnam VT The George Putnam Fund of Boston (Class IB)
December 31, 2006	$11.76	$ .26(i)	$ 1.09	$ 1.35	$ (.29)	$ (.42)	$ —	$ (.71)	$ 12.40	12.02	$ 289,374	.99(i)	2.25(i)	124.55(l)
December 31, 2005	11.55	.25(i)(k)	.19	.44	(.23)	—	—	(.23)	11.76	3.91	301,779	.97(i)	2.18(i)(k)	139.50
December 31, 2004	10.88	.21(i)	.67	.88	(.21)	—	—	(.21)	11.55	8.21	294,298	.97(i)	1.90(i)	148.39
December 31, 2003	9.54	.20	1.38	1.58	(.24)	—	—	(.24)	10.88	17.04	254,106.98		2.00	144.47
December 31, 2002	10.69	.26	(1.17)	(.91)	(.24)	—	—	(.24)	9.54	(8.75)	178,710	1.00	2.58	128.14(f )

Putnam VT Global Asset Allocation Fund (Class IA)
December 31, 2006	$15.03	$ .33(i)	$ 1.59	$ 1.92	$ (.45)	$ —	$ —	$ (.45)	$ 16.50	13.04	$ 311,512	.82(i)	2.15(i)	76.62(l)
December 31, 2005	14.22	.30(i)(k)	.71	1.01	(.20)	—	—	(.20)	15.03	7.20	330,872	.90(i)	2.06(i)(k)	144.67(l)
December 31, 2004	13.43	.24(i)	.98	1.22	(.43)	—	—	(.43)	14.22	9.26	371,882	.93(i)	1.76(i)	156.86
December 31, 2003	11.51	.23	2.19	2.42	(.50)	—	—	(.50)	13.43	22.04	417,713.95		1.92	155.21
December 31, 2002	13.37	.26	(1.87)	(1.61)	(.25)	—	—	(.25)	11.51	(12.30)	423,653.91		2.10	105.04

Putnam VT Global Asset Allocation Fund (Class IB)
December 31, 2006	$15.06	$ .29(i)	$ 1.61	$ 1.90	$ (.42)	$ —	$ —	$ (.42)	$ 16.54	12.86	$ 88,626	1.07(i)	1.87(i)	76.62(l)
December 31, 2005	14.25	.26(i)(k)	.72	.98	(.17)	—	—	(.17)	15.06	6.97	66,485	1.15(i)	1.80(i)(k)	144.67(l)
December 31, 2004	13.45	.20(i)	1.00	1.20	(.40)	—	—	(.40)	14.25	9.11	47,886	1.18(i)	1.51(i)	156.86
December 31, 2003	11.51	.20	2.21	2.41	(.47)	—	—	(.47)	13.45	21.90	32,588	1.20	1.63	155.21
December 31, 2002	13.37	.23	(1.86)	(1.63)	(.23)	—	—	(.23)	11.51	(12.46)	21,758	1.16	1.87	105.04

See page 298 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
286	287

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT Global Equity Fund (Class IA)
December 31, 2006	$11.14	$ .15(i)	$ 2.46	$ 2.61	$ (.07)	$ —	$ —	$ (.07)	$13.68	23.50	$ 530,379	.95(i)	1.26(i)	84.81
December 31, 2005	10.32	.11(i)(k)	.82	.93	(.11)	—	—	(.11)	11.14	9.09(k)	535,688	.92(i)	1.08(i)(k)	75.73
December 31, 2004	9.26	.10(i)	1.17	1.27	(.21)	—	—	(.21)	10.32	13.94	608,379	.94(i)	1.10(i)	77.03
December 31, 2003	7.25	.09	2.02	2.11	(.10)	—	—	(.10)	9.26	29.54	670,764.92		1.21	88.32
December 31, 2002	9.34	.07	(2.13)	(2.06)	(.03)	—	—	(.03)	7.25	(22.16)	659,264.89		.92	173.27

Putnam VT Global Equity Fund (Class IB)
December 31, 2006	$11.05	$ .12(i)	$ 2.44	2.56	$ (.04)	$ —	$ —	$ (.04)	$13.57	23.22	$ 77,688	1.20(i)	1.01(i)	84.81
December 31, 2005	10.24	.09(i)(k)	.80	.89	(.08)	—	—	(.08)	11.05	8.78(k)	71,310	1.17(i)	.82(i)(k)	75.73
December 31, 2004	9.19	.08(i)	1.16	1.24	(.19)	—	—	(.19)	10.24	13.68	75,503	1.19(i)	.86(i)	77.03
December 31, 2003	7.19	.07	2.01	2.08	(.08)	—	—	(.08)	9.19	29.23	74,972	1.17	.95	88.32
December 31, 2002	9.27	.05	(2.12)	(2.07)	(.01)	—	—	(.01)	7.19	(22.39)	65,834	1.14	.69	173.27

Putnam VT Growth and Income Fund (Class IA)
December 31, 2006	$26.51	$ .39(i)	$ 3.78	$ 4.17	$ (.49)	$ (.65)	$ —	$ (1.14)	$29.54	16.19	$ 3,309,577	.55(i)	1.44(i)	78.00
December 31, 2005	25.59	.41(i)(k)	.97	1.38	(.46)	—	—	(.46)	26.51	5.50(k)	3,688,393	.54(i)	1.61(i)(k)	56.46
December 31, 2004	23.39	.40(i)	2.22	2.62	(.42)	—	—	(.42)	25.59	11.37	4,504,542	.54(i)	1.70(i)	29.21
December 31, 2003	18.75	.37	4.69	5.06	(.42)	—	—	(.42)	23.39	27.69	4,947,556.53		1.85	32.55
December 31, 2002	23.56	.36	(4.69)	(4.33)	(.36)	(.12)	—	(.48)	18.75	(18.79)	4,729,161.52		1.71	36.01

Putnam VT Growth and Income Fund (Class IB)
December 31, 2006	$26.35	$ .32(i)	$ 3.76	$ 4.08	$ (.42)	$ (.65)	$ —	$ (1.07)	$29.36	15.91	$ 791,640	.80(i)	1.19(i)	78.00
December 31, 2005	25.44	.35(i)(k)	.95	1.30	(.39)	—	—	(.39)	26.35	5.23(k)	811,652	.79(i)	1.37(i)(k)	56.46
December 31, 2004	23.26	.34(i)	2.21	2.55	(.37)	—	—	(.37)	25.44	11.11	871,478	.79(i)	1.45(i)	29.21
December 31, 2003	18.64	.32	4.67	4.99	(.37)	—	—	(.37)	23.26	27.38	828,558.78		1.60	32.55
December 31, 2002	23.44	.31	(4.67)	(4.36)	(.32)	(.12)	—	(.44)	18.64	(18.99)	612,170.77		1.47	36.01

Putnam VT Growth Opportunities Fund (Class IA)
December 31, 2006	$4.88	$ .01(i)	$ .42	$ .43	$ (.02)	$ —	$ —	$ (.02)	$ 5.29	8.75	$ 21,650	.83(i)	.30(i)	82.83
December 31, 2005	4.72	.02(i)(k)	.18	.20	(.04)	—	—	(.04)	4.88	4.34	24,764	.87(i)	.36(i)(k)	154.79
December 31, 2004	4.63	.03(i)(j)	.07	.10	(.01)	—	—	(.01)	4.72	2.08	31,196	.90(i)	.76(i)(j)	57.02
December 31, 2003	3.75	.01	.87	.88	—	—	—	—	4.63	23.47	38,470.96		.17	59.00
December 31, 2002	5.31	—(e)	(1.56)	(1.56)	—	—	—	—	3.75	(29.38)	32,235.96		.03	63.30

Putnam VT Growth Opportunities Fund (Class IB)
December 31, 2006	$4.83	$ —(e)(i)	$ .41	$ .41	$ —(e)	$ —	$ —	$ —(e)	$ 5.24	8.55	$ 29,273	1.08(i)	.05(i)	82.83
December 31, 2005	4.67	.01(i)(k)	.18	.19	(.03)	—	—	(.03)	4.83	4.11	32,082	1.12(i)	.11(i)(k)	154.79
December 31, 2004	4.59	.02(i)(j)	.06	.08	—	—	—	—	4.67	1.74	36,059	1.15(i)	.55(i)(j)	57.02
December 31, 2003	3.73	—(e)	.86	.86	—	—	—	—	4.59	23.06	37,906	1.21	(.08)	59.00
December 31, 2002	5.29	(.01)	(1.55)	(1.56)	—	—	—	—	3.73	(29.49)	31,065	1.21	(.21)	63.30

Putnam VT Health Sciences Fund (Class IA)
December 31, 2006	$13.35	$ .04(i)	$ .37	$ .41	$ (.07)	$ —	$ —	$ (.07)	$13.69	3.06	$ 117,118	.85(i)	.30(i)	22.40
December 31, 2005	11.80	.05(i)(k)	1.54	1.59	(.04)	—	—	(.04)	13.35	13.50	160,324	.81(i)	.43(i)(k)	30.98
December 31, 2004	11.04	.04(i)	.76	.80	(.04)	—	—	(.04)	11.80	7.30	171,982	.85(i)	.39(i)	47.82
December 31, 2003	9.37	.07	1.68	1.75	(.08)	—	—	(.08)	11.04	18.80	200,054.84		.39	63.66
December 31, 2002	11.75	.04	(2.41)	(2.37)	(.01)	—	—	(.01)	9.37	(20.21)	212,783.83		.39	74.33

Putnam VT Health Sciences Fund (Class IB)
December 31, 2006	$13.27	$ .01(i)	$ .36	$ .37	$ (.04)	$ —	$ —	$ (.04)	$13.60	2.79	$ 153,542	1.10(i)	.05(i)	22.40
December 31, 2005	11.73	.02(i)(k)	1.53	1.55	(.01)	—	—	(.01)	13.27	13.20	189,476	1.06(i)	.17(i)(k)	30.98
December 31, 2004	10.97	.01(i)	.77	.78	(.02)	—	—	(.02)	11.73	7.12	162,097	1.10(i)	.13(i)	47.82
December 31, 2003	9.32	.02	1.69	1.71	(.06)	—	—	(.06)	10.97	18.39	161,036	1.09	.11	63.66
December 31, 2002	11.70	.01	(2.39)	(2.38)	—	—	—	—	9.32	(20.34)	119,828	1.08	.13	74.33

See page 298 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
288	289

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net	From			Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	of	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%) Turnover (%)

Putnam VT High Yield Fund (Class IA)
December 31, 2006	$ 7.68	$ .56(i)	$ .20	$ .76	$ (.61)	$ —	$ —	$ (.61)	$ 7.83	10.60	$ 431,054	.74(i)	7.46(i)	51.55
December 31, 2005	8.10	.56(i)	(.31)	.25	(.67)	—	—	(.67)	7.68	3.47	460,707	.76(i)	7.27(i)	43.21
December 31, 2004	7.97	.58(i)	.24	.82	(.69)	—	—	(.69)	8.10	10.99	525,899	.78(i)	7.47(i)	50.44
December 31, 2003	7.08	.65	1.07	1.72	(.83)	—	—	(.83)	7.97	26.68	594,299.78		8.86	75.01
December 31, 2002	8.08	.76	(.78)	(.02)	(.98)	—	—	(.98)	7.08	(0.52)	526,885.78		10.55	68.41

Putnam VT High Yield Fund (Class IB)
December 31, 2006	$ 7.62	$ .54(i)	$ .21	$ .75	$ (.59)	$ —	$ —	$ (.59)	$ 7.78	10.52	$ 167,982	.99(i)	7.20(i)	51.55
December 31, 2005	8.05	.53(i)	(.31)	.22	(.65)	—	—	(.65)	7.62	3.10	170,165	1.01(i)	7.02(i)	43.21
December 31, 2004	7.94	.55(i)	.23	.78	(.67)	—	—	(.67)	8.05	10.54	175,106	1.03(i)	7.18(i)	50.44
December 31, 2003	7.05	.62	1.09	1.71	(.82)	—	—	(.82)	7.94	26.54	159,069	1.03	8.44	75.01
December 31, 2002	8.06	.74	(.78)	(.04)	(.97)	—	—	(.97)	7.05	(0.85)	79,036	1.03	10.38	68.41

Putnam VT Income Fund (Class IA)
December 31, 2006	$12.69	$ .54(i)	$ .04	$ .58	$ (.57)	$ —	$ —	$ (.57)	$ 12.70	4.83	$ 437,298	.57(i)	4.39(i)	201.13(l)
December 31, 2005	12.96	.52(i)	(.20)	.32	(.45)	(.14)	—	(.59)	12.69	2.60	530,341	.61(i)	4.06(i)	336.25(l)
December 31, 2004	12.91	.38(i)	.22	.60	(.55)	—	—	(.55)	12.96	4.72	637,568	.66(i)	3.01(i)	401.71
December 31, 2003	12.95	.46	.13	.59	(.63)	—	—	(.63)	12.91	4.70	765,119.68		3.61	287.19
December 31, 2002	12.65	.64	.33	.97	(.67)	—	—	(.67)	12.95	8.09	919,294.68		5.10	399.61(f )

Putnam VT Income Fund (Class IB)
December 31, 2006	$12.61	$ .50(i)	$ .04	$ .54	$ (.54)	$ —	$ —	$ (.54)	$ 12.61	4.52	$ 300,246	.82(i)	4.09(i)	201.13(l)
December 31, 2005	12.88	.48(i)	(.20)	.28	(.41)	(.14)	—	(.55)	12.61	2.36	292,152	.86(i)	3.81(i)	336.25(l)
December 31, 2004	12.84	.34(i)	.22	.56	(.52)	—	—	(.52)	12.88	4.43	278,617	.91(i)	2.71(i)	401.71
December 31, 2003	12.89	.42	.13	.55	(.60)	—	—	(.60)	12.84	4.43	262,067.93		3.29	287.19
December 31, 2002	12.60	.60	.35	.95	(.66)	—	—	(.66)	12.89	7.89	215,874.93		4.79	399.61(f )

Putnam VT International Equity Fund(Class IA)
December 31, 2006	$16.36	$ .38(i)	$ 4.19	$ 4.57	$ (.15)	$ —	$ —	$ (.15)	$ 20.78	28.04	$ 410,278	.93(i)	2.08(i)(j)	90.26
December 31, 2005	14.80	.20(i)(k)	1.61	1.81	(.25)	—	—	(.25)	16.36	12.46	377,816	.93(i)	1.37(i)(k)	86.02
December 31, 2004	12.91	.16(i)	1.95	2.11	(.22)	—	—	(.22)	14.80	16.58	427,548	.94(i)	1.21(i)	62.84
December 31, 2003	10.14	.16	2.73	2.89	(.12)	—	—	(.12)	12.91	28.91	444,329.94		1.50	71.14
December 31, 2002	12.42	.13	(2.29)	(2.16)	(.12)	—	—	(.12)	10.14	(17.60)	430,607.99		1.17	53.20(g)

Putnam VT International Equity Fund (Class IB)
December 31, 2006	$16.26	$ .32(i)	$ 4.17	$ 4.49	$ (.11)	$ —	$ —	$ (.11)	$ 20.64	27.72	$ 857,380	1.18(i)	1.77(i)(j)	90.26
December 31, 2005	14.71	.16(i)(k)	1.61	1.77	(.22)	—	—	(.22)	16.26	12.20	621,897	1.18(i)	1.06(i)(k)	86.02
December 31, 2004	12.85	.12(i)	1.94	2.06	(.20)	—	—	(.20)	14.71	16.19	558,206	1.19(i)	.95(i)	62.84
December 31, 2003	10.09	.13	2.73	2.86	(.10)	—	—	(.10)	12.85	28.65	510,055	1.19	1.15	71.14
December 31, 2002	12.36	.10	(2.28)	(2.18)	(.09)	—	—	(.09)	10.09	(17.75)	308,970	1.24	.91	53.20(g)

Putnam VT International Growth and Income Fund (Class IA)
December 31, 2006	$15.35	$ .35(i)	$ 3.85	$ 4.20	$ (.23)	$ —	$ —	$ (.23)	$ 19.32	27.63	$ 325,011	.93(i)	2.04(i)	113.24
December 31, 2005	13.57	.23(i)(k)	1.69	1.92	(.14)	—	—	(.14)	15.35	14.33	264,352	1.01(i)	1.68(i)(k)	74.48
December 31, 2004	11.35	.14(i)	2.25	2.39	(.17)	—	—	(.17)	13.57	21.31	258,073	1.01(i)	1.18(i)	59.34
December 31, 2003	8.37	.15	2.99	3.14	(.16)	—	—	(.16)	11.35	38.37	227,237	1.02	1.70	71.71
December 31, 2002	9.76	.12	(1.44)	(1.32)	(.07)	—	—	(.07)	8.37	(13.67)	201,168	1.00	1.34	99.21

Putnam VT International Growth and Income Fund (Class IB)
December 31, 2006	$15.28	$ .30(i)	$ 3.83	$ 4.13	$ (.20)	$ —	$ —	$ (.20)	$ 19.21	27.22	$ 135,458	1.18(i)	1.75(i)	113.24
December 31, 2005	13.51	.19(i)(k)	1.70	1.89	(.12)	—	—	(.12)	15.28	14.10	102,596	1.26(i)	1.40(i)(k)	74.48
December 31, 2004	11.31	.11(i)	2.24	2.35	(.15)	—	—	(.15)	13.51	20.98	87,743	1.26(i)	.89(i)	59.34
December 31, 2003	8.35	.13	2.97	3.10	(.14)	—	—	(.14)	11.31	37.85	63,651	1.27	1.39	71.71
December 31, 2002	9.73	.09	(1.42)	(1.33)	(.05)	—	—	(.05)	8.35	(13.77)	45,744	1.25	1.03	99.21

See page 298 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
290	291

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT International New Opportunities Fund (Class IA)
December 31, 2006	$14.73	$ .15(i)	$ 3.71	$ 3.86	$ (.25)	$ —	$ —	$ (.25)	$ 18.34	26.42	$ 118,241	1.15(i)	.89(i)	94.40
December 31, 2005	12.53	.17(i)(k)	2.15	2.32	(.12)	—	—	(.12)	14.73	18.64(k)	101,535	1.21(i)	1.27(i)(k)	91.01
December 31, 2004	11.16	.11(i)	1.40	1.51	(.14)	—	—	(.14)	12.53	13.63	89,615	1.25(i)	.96(i)	139.72
December 31, 2003	8.41	.09	2.71	2.80	(.05)	—	—	(.05)	11.16	33.59	98,339	1.26	1.00	135.90
December 31, 2002	9.80	.07	(1.38)	(1.31)	(.08)	—	—	(.08)	8.41	(13.46)	91,939	1.27	.82	136.66

Putnam VT International New Opportunities Fund (Class IB)
December 31, 2006	$14.66	$ .10(i)	$ 3.70	$ 3.80	$ (.21)	$ —	$ —	$ (.21)	$ 18.25	26.13	$ 169,254	1.40(i)	.62(i)	94.40
December 31, 2005	12.47	.13(i)(k)	2.15	2.28	(.09)	—	—	(.09)	14.66	18.36(k)	151,178	1.46(i)	1.01(i)(k)	91.01
December 31, 2004	11.11	.08(i)	1.39	1.47	(.11)	—	—	(.11)	12.47	13.35	141,110	1.50(i)	.70(i)	139.72
December 31, 2003	8.37	.07	2.70	2.77	(.03)	—	—	(.03)	11.11	33.21	144,493	1.51	.74	135.90
December 31, 2002	9.75	.05	(1.37)	(1.32)	(.06)	—	—	(.06)	8.37	(13.63)	122,332	1.52	.56	136.66

Putnam VT Investors Fund (Class IA)
December 31, 2006	$10.81	$ .06(i)	$ 1.47	$ 1.53	$ (.07)	$ —	$ —	$ (.07)	$ 12.27	14.24	$ 258,811	.77(i)	.55(i)	101.46
December 31, 2005	10.04	.07(i)(k)	.82	.89	(.12)	—	—	(.12)	10.81	9.03	292,017	.75(i)	.66(i)(k)	113.81
December 31, 2004	8.95	.11(i)(j)	1.04	1.15	(.06)	—	—	(.06)	10.04	12.95	326,879	.76(i)	1.21(i)(j)	84.91
December 31, 2003	7.08	.05	1.87	1.92	(.05)	—	—	(.05)	8.95	27.39	353,033.75		.71	73.32
December 31, 2002	9.31	.04	(2.24)	(2.20)	(.03)	—	—	(.03)	7.08	(23.68)	341,675.72		.56	122.88

Putnam VT Investors Fund (Class IB)
December 31, 2006	$10.76	$ .03(i)	$ 1.47	$ 1.50	$ (.05)	$ —	$ —	$ (.05)	$ 12.21	13.93	$ 235,471	1.02(i)	.30(i)	101.46
December 31, 2005	9.99	.04(i)(k)	.83	.87	(.10)	—	—	(.10)	10.76	8.81	221,847	1.00(i)	.41(i)(k)	113.81
December 31, 2004	8.91	.09(i)(j)	1.03	1.12	(.04)	—	—	(.04)	9.99	12.64	226,738	1.01(i)	.98(i)(j)	84.91
December 31, 2003	7.04	.03	1.87	1.90	(.03)	—	—	(.03)	8.91	27.14	220,061	1.00	.46	73.32
December 31, 2002	9.26	.03	(2.24)	(2.21)	(.01)	—	—	(.01)	7.04	(23.87)	180,341.97		.32	122.88

Putnam VT Mid Cap Value Fund (Class IA)
December 31, 2006	$16.23	$ .30(i)(j)	$ 2.13	$ 2.43	$ (.07)	$ (.76)	$ —	$ (.83)	$ 17.83	15.32	$ 63,738	.90(i)	1.79(i)(j)	72.94
December 31, 2005	14.73	.09(i)(k)	1.74	1.83	(.06)	(.27)	—	(.33)	16.23	12.71	58,861	.93(i)	.60(i)(k)	87.42
December 31, 2004	12.79	.09(i)	1.92	2.01	—	(.07)	—	(.07)	14.73	15.75	35,819	.97(i)	.65(i)	145.30
December 31, 2003**	10.00	.07(i)	2.83	2.90	(.04)	(.07)	—	(.11)	12.79	29.01*	16,499	.74(i)*	.60(i)*	117.37*

Putnam VT Mid Cap Value Fund (Class IB)
December 31, 2006	$16.16	$ .27(i)(j)	$ 2.11	$ 2.38	$ (.04)	$ (.76)	$ —	$ (.80)	$ 17.74	15.06	$ 31,386	1.15(i)	1.61(i)(j)	72.94
December 31, 2005	14.68	.05(i)(k)	1.73	1.78	(.03)	(.27)	—	(.30)	16.16	12.44	25,306	1.18(i)	.36(i)(k)	87.42
December 31, 2004	12.78	.05(i)	1.92	1.97	—	(.07)	—	(.07)	14.68	15.44	14,507	1.22(i)	.40(i)	145.30
December 31, 2003**	10.00	.05(i)	2.83	2.88	(.03)	(.07)	—	(.10)	12.78	28.83*	6,703	.91(i)*	.45(i)*	117.37*

Putnam VT Money Market Fund (Class IA)
December 31, 2006	$ 1.00	$.0455(i)	$ —	$ .0455	$(.0455)	$ —	$ —	$(.0455)	$ 1.00	4.66	$ 205,133	.52(i)	4.56(i)	—
December 31, 2005	1.00	.0275(i)	—	.0275	(.0275)	—	—	(.0275)	1.00	2.79	211,665	.53(i)	2.71(i)	—
December 31, 2004	1.00	.0091(i)	—(h)	.0091	(.0091)	—	—	(.0091)	1.00	.91	264,971	.53(i)	.87(i)	—
December 31, 2003	1.00	.0076	—(h)	.0076	(.0076)	—	—	(.0076)	1.00	.76	457,943.49		.77	—
December 31, 2002	1.00	.0145	—(h)	.0145	(.0145)	—	—	(.0145)	1.00	1.46	794,448.48		1.45	—

Putnam VT Money Market Fund (Class IB)
December 31, 2006	$ 1.00	$.0430(i)	$ —	$ .0430	$(.0430)	$ —	$ —	$(.0430)	$ 1.00	4.39	$ 194,620	.77(i)	4.34(i)	—
December 31, 2005	1.00	.0250(i)	—	.0250	(.0250)	—	—	(.0250)	1.00	2.53	134,800	.78(i)	2.54(i)	—
December 31, 2004	1.00	.0066(i)	—(h)	.0066	(.0066)	—	—	(.0066)	1.00	.66	108,012	.78(i)	.66(i)	—
December 31, 2003	1.00	.0051	—(h)	.0051	(.0051)	—	—	(.0051)	1.00	.51	121,504.74		.51	—
December 31, 2002	1.00	.0120	—(h)	.0120	(.0120)	—	—	(.0120)	1.00	1.20	154,358.73		1.19	—

See page 298 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
292	293

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net	From			Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning Investment		on	Investment	Investment	Gain on	of	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a) Investments		Operations	Income	Investments Capital		Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%) Turnover (%)

Putnam VT New Opportunities Fund (Class IA)
December 31, 2006	$18.74	$ .03(i)	$ 1.62	$ 1.65	$ (.03)	$ —	$ —	$ (.03)	$ 20.36	8.82	$ 1,145,101	.71(i)	.16(i)	84.06
December 31, 2005	17.05	.03(i)(k)	1.72	1.75	(.06)	—	—	(.06)	18.74	10.32(k)	1,352,498	.66(i)	.18(i)(k)	56.12
December 31, 2004	15.43	.05(i)(j)	1.57	1.62	—	—	—	—	17.05	10.50	1,621,906	.69(i)	.33(i)(j)	115.82
December 31, 2003	11.62	(.02)	3.83	3.81	—	—	—	—	15.43	32.79	1,826,123.67		(.11)	44.22
December 31, 2002	16.67	(.03)	(5.02)	(5.05)	—	—	—	—	11.62	(30.29)	1,664,685.63		(.19)	68.82

Putnam VT New Opportunities Fund (Class IB)
December 31, 2006	$18.46	$ (.02)(i)	$ 1.60	$ 1.58	$ —	$ —	$ —	$ —	$ 20.04	8.56	$ 145,998	.96(i)	(.09)(i)	84.06
December 31, 2005	16.80	(.01)(i)(k)	1.69	1.68	(.02)	—	—	(.02)	18.46	10.00(k)	159,861	.91(i)	(.07)(i)(k)	56.12
December 31, 2004	15.23	.01(i)(j)	1.56	1.57	—	—	—	—	16.80	10.31	171,305	.94(i)	.09(i)(j)	115.82
December 31, 2003	11.50	(.05)	3.78	3.73	—	—	—	—	15.23	32.44	176,316.92		(.36)	44.22
December 31, 2002	16.55	(.06)	(4.99)	(5.05)	—	—	—	—	11.50	(30.51)	125,829.88		(.44)	68.82

Putnam VT New Value Fund (Class IA)
December 31, 2006	$17.25	$ .23(i)	$ 2.42	$ 2.65	$ (.23)	$ (1.20)	$ —	$ (1.43)	$ 18.47	16.29	$ 383,098	.77(i)	1.35(i)	54.28
December 31, 2005	16.43	.22(i)(k)	.78	1.00	(.18)	—	—	(.18)	17.25	6.13(k)	417,948	.76(i)	1.32(i)(k)	55.58
December 31, 2004	14.34	.18(i)	2.06	2.24	(.15)	—	—	(.15)	16.43	15.77	443,680	.79(i)	1.19(i)	51.50
December 31, 2003	10.98	.15	3.39	3.54	(.18)	—	—	(.18)	14.34	32.86	416,273.79		1.24	59.50
December 31, 2002	13.47	.16	(2.14)	(1.98)	(.13)	(.38)	—	(.51)	10.98	(15.44)	366,623.78		1.37	60.33

Putnam VT New Value Fund (Class IB)
December 31, 2006	$17.14	$ .19(i)	$ 2.40	$ 2.59	$ (.19)	$ (1.20)	$ —	$ (1.39)	$ 18.34	16.01	$ 296,309	1.02(i)	1.11(i)	54.28
December 31, 2005	16.33	.18(i)(k)	.77	.95	(.14)	—	—	(.14)	17.14	5.89(k)	249,039	1.01(i)	1.09(i)(k)	55.58
December 31, 2004	14.27	.14(i)	2.05	2.19	(.13)	—	—	(.13)	16.33	15.43	197,944	1.04(i)	.95(i)	51.50
December 31, 2003	10.93	.12	3.37	3.49	(.15)	—	—	(.15)	14.27	32.48	149,367	1.04	.99	59.50
December 31, 2002	13.42	.14	(2.14)	(2.00)	(.11)	(.38)	—	(.49)	10.93	(15.60)	99,692	1.03	1.16	60.33

Putnam VT OTC & Emerging Growth Fund (Class IA)
December 31, 2006	$ 6.55	$ (.01)(i)	$ .84	$ .83	$ —	$ —	$ —	$ —	$ 7.38	12.67	$ 43,833	.92(i)	(.07)(i)	100.73
December 31, 2005	6.05	(.02)(i)(k)	.52	.50	—	—	—	—	6.55	8.26	50,877	.91(i)	(.29)(i)(k)	147.92
December 31, 2004	5.56	(.03)(i)	.52	.49	—	—	—	—	6.05	8.81	62,566	.95(i)	(.57)(i)	123.52
December 31, 2003	4.09	(.03)	1.50	1.47	—	—	—	—	5.56	35.94	73,227.89		(.62)	71.72
December 31, 2002	6.02	(.03)	(1.90)	(1.93)	—	—	—	—	4.09	(32.06)	61,535.90		(.72)	68.02

Putnam VT OTC & Emerging Growth Fund (Class IB)
December 31, 2006	$ 6.45	$ (.02)(i)	$ .82	$ .80	$ —	$ —	$ —	$ —	$ 7.25	12.40	$ 35,232	1.17(i)	(.32)(i)	100.73
December 31, 2005	5.98	(.03)(i)(k)	.50	.47	—	—	—	—	6.45	7.86	36,939	1.16(i)	(.54)(i)(k)	147.92
December 31, 2004	5.51	(.04)(i)	.51	.47	—	—	—	—	5.98	8.53	41,044	1.20(i)	(.81)(i)	123.52
December 31, 2003	4.06	(.04)	1.49	1.45	—	—	—	—	5.51	35.71	43,220	1.14	(.87)	71.72
December 31, 2002	5.99	(.05)	(1.88)	(1.93)	—	—	—	—	4.06	(32.22)	32,536	1.15	(.97)	68.02

Putnam VT Research Fund (Class IA)
December 31, 2006	$11.91	$ .08(i)	$ 1.30	$ 1.38	$ (.10)	$ —	$ —	$ (.10)	$ 13.19	11.63	$ 72,929	.81(i)	.62(i)	88.33
December 31, 2005	11.44	.08(i)(k)	.51	.59	(.12)	—	—	(.12)	11.91	5.26(k)	87,728	.79(i)	.71(i)(k)	94.51
December 31, 2004	10.63	.11(i)(j)	.72	.83	(.02)	—	—	(.02)	11.44	7.79	110,116	.80(i)	1.05(i)(j)	106.08
December 31, 2003	8.51	.07	2.10	2.17	(.05)	—	—	(.05)	10.63	25.69	128,360.79		.82	116.88
December 31, 2002	10.99	.06	(2.47)	(2.41)	(.07)	—	—	(.07)	8.51	(22.06)	127,084.78		.64	154.60

Putnam VT Research Fund (Class IB)
December 31, 2006	$11.84	$ .05(i)	$ 1.30	$ 1.35	$ (.07)	$ —	$ —	$ (.07)	$ 13.12	11.41	$ 104,891	1.06(i)	.37(i)	88.33
December 31, 2005	11.38	.05(i)(k)	.50	.55	(.09)	—	—	(.09)	11.84	4.92(k)	114,612	1.04(i)	.47(i)(k)	94.51
December 31, 2004	10.58	.09(i)(j)	.71	.80	—	—	—	—	11.38	7.56	126,286	1.05(i)	.82(i)(j)	106.08
December 31, 2003	8.47	.05	2.09	2.14	(.03)	—	—	(.03)	10.58	25.32	125,821	1.04	.56	116.88
December 31, 2002	10.94	.04	(2.46)	(2.42)	(.05)	—	—	(.05)	8.47	(22.20)	101,445	1.03	.41	154.60

See page 298 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
294	295

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net	From			Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	of	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%) Turnover (%)

Putnam VT Small Cap Value Fund (Class IA)
December 31, 2006	$23.11	$ .19(i)	$ 3.74	$ 3.93	$ (.13)	$(2.42)	$ —	$ (2.55)	$ 24.49	17.57	$ 251,511	.85(i)	.82(i)	61.25
December 31, 2005	22.95	.14(i)(k)	1.41	1.55	(.09)	(1.30)	—	(1.39)	23.11	7.30	291,615	.84(i)	.62(i)(k)	42.50
December 31, 2004	18.23	.09(i)	4.73	4.82	(.10)	—	—	(.10)	22.95	26.54	348,938	.87(i)	.48(i)	39.27
December 31, 2003	12.23	.11	5.97	6.08	(.08)	—	—	(.08)	18.23	50.06	290,933.91		.77	36.14
December 31, 2002	15.09	.08	(2.76)	(2.68)	(.04)	(.14)	—	(.18)	12.23	(18.06)	215,964.92		.57	51.54

Putnam VT Small Cap Value Fund (Class IB)
December 31, 2006	$22.93	$ .14(i)	$ 3.70	$ 3.84	$ (.08)	$(2.42)	$ —	$ (2.50)	$ 24.27	17.29	$ 726,489	1.10(i)	.59(i)	61.25
December 31, 2005	22.79	.09(i)(k)	1.39	1.48	(.04)	(1.30)	—	(1.34)	22.93	7.03	552,682	1.09(i)	.40(i)(k)	42.50
December 31, 2004	18.12	.05(i)	4.69	4.74	(.07)	—	—	(.07)	22.79	26.22	475,639	1.12(i)	.23(i)	39.27
December 31, 2003	12.16	.08	5.93	6.01	(.05)	—	—	(.05)	18.12	49.65	332,094	1.16	.53	36.14
December 31, 2002	15.03	.05	(2.75)	(2.70)	(.03)	(.14)	—	(.17)	12.16	(18.27)	191,497	1.17	.36	51.54

Putnam VT Utilities Growth and Income Fund (Class IA)
December 31, 2006	$14.47	$ .34(i)	$ 3.50	$ 3.84	$ (.48)	$ —	$ —	$ (.48)	$ 17.83	27.40	$ 320,261	.84(i)	2.20(i)	65.65
December 31, 2005	13.59	.36(i)(k)	.82	1.18	(.30)	—	—	(.30)	14.47	8.87(k)	320,176	.84(i)	2.54(i)(k)	37.69
December 31, 2004	11.43	.30(i)	2.15	2.45	(.29)	—	—	(.29)	13.59	21.87	355,947	.85(i)	2.50(i)	31.79
December 31, 2003	9.57	.28	1.99	2.27	(.41)	—	—	(.41)	11.43	25.00	352,531.83		2.84	38.45
December 31, 2002	12.97	.35	(3.35)	(3.00)	(.40)	—	—	(.40)	9.57	(23.83)	355,128.79		3.23	42.68

Putnam VT Utilities Growth and Income Fund (Class IB)
December 31, 2006	$14.41	$ .30(i)	$ 3.48	$ 3.78	$ (.44)	$ —	$ —	$ (.44)	$ 17.75	27.03	$ 62,641	1.09(i)	1.95(i)	65.65
December 31, 2005	13.54	.32(i)(k)	.82	1.14	(.27)	—	—	(.27)	14.41	8.58(k)	59,243	1.09(i)	2.28(i)(k)	37.69
December 31, 2004	11.39	.27(i)	2.14	2.41	(.26)	—	—	(.26)	13.54	21.60	58,362	1.10(i)	2.24(i)	31.79
December 31, 2003	9.52	.26	1.99	2.25	(.38)	—	—	(.38)	11.39	24.82	48,653	1.08	2.57	38.45
December 31, 2002	12.92	.32	(3.35)	(3.03)	(.37)	—	—	(.37)	9.52	(24.09)	39,574	1.04	2.99	42.68

Putnam VT Vista Fund (Class IA)
December 31, 2006	$14.15	$ —(e)(i)	$ .81	$ .81	$ —	$ —	$ —	$ —	$ 14.96	5.72	$ 184,895	.80(i)	.01(i)	98.25
December 31, 2005	12.58	—(e)(i)(k)	1.57	1.57	—	—	—	—	14.15	12.48	234,261	.74(i)	(.01)(i)(k)	71.15
December 31, 2004	10.58	(.03)(i)	2.03	2.00	—	—	—	—	12.58	18.90	260,964	.79(i)	(.31)(i)	93.49
December 31, 2003	7.93	(.02)	2.67	2.65	—	—	—	—	10.58	33.42	263,268.76		(.21)	90.84
December 31, 2002	11.40	(.03)	(3.44)	(3.47)	—	—	—	—	7.93	(30.44)	234,249.74		(.28)	78.14

Putnam VT Vista Fund (Class IB)
December 31, 2006	$13.94	$ (.03)(i)	$ .79	$ .76	$ —	$ —	$ —	$ —	$ 14.70	5.45	$ 235,531	1.05(i)	(.23)(i)	98.25
December 31, 2005	12.43	(.03)(i)(k)	1.54	1.51	—	—	—	—	13.94	12.15	258,209	.99(i)	(.25)(i)(k)	71.15
December 31, 2004	10.48	(.06)(i)	2.01	1.95	—	—	—	—	12.43	18.61	258,884	1.04(i)	(.56)(i)	93.49
December 31, 2003	7.87	(.04)	2.65	2.61	—	—	—	—	10.48	33.16	240,752	1.01	(.46)	90.84
December 31, 2002	11.34	(.05)	(3.42)	(3.47)	—	—	—	—	7.87	(30.60)	189,445.99		(.53)	78.14

Putnam VT Voyager Fund (Class IA)
December 31, 2006	$28.72	$ .02(i)	$ 1.62	$ 1.64	$ (.11)	$ —	$ —	$ (.11)	$ 30.25	5.71	$ 1,438,858	.66(i)	.08(i)	62.27
December 31, 2005	27.37	.09(i)(k)	1.51	1.60	(.25)	—	—	(.25)	28.72	5.94(k)	1,801,387	.63(i)	.35(i)(k)	119.09
December 31, 2004	26.10	.21(i)(j)	1.18	1.39	(.12)	—	—	(.12)	27.37	5.34	2,357,097	.64(i)	.81(i)(j)	48.94
December 31, 2003	21.00	.10	5.15	5.25	(.15)	—	—	(.15)	26.10	25.16	2,799,625.62		.45	47.37
December 31, 2002	28.72	.12	(7.63)	(7.51)	(.21)	—	—	(.21)	21.00	(26.34)	2,740,121.60		.51	90.52

Putnam VT Voyager Fund (Class IB)
December 31, 2006	$28.55	$ (.05)(i)	$ 1.60	$ 1.55	$ (.03)	$ —	$ —	$ (.03)	$ 30.07	5.43	$ 421,488	.91(i)	(.17)(i)	62.27
December 31, 2005	27.20	.02(i)(k)	1.51	1.53	(.18)	—	—	(.18)	28.55	5.69(k)	485,323	.88(i)	.08(i)(k)	119.09
December 31, 2004	25.96	.15(i)(j)	1.15	1.30	(.06)	—	—	(.06)	27.20	5.03	518,951	.89(i)	.60(i)(j)	48.94
December 31, 2003	20.87	.04	5.14	5.18	(.09)	—	—	(.09)	25.96	24.91	509,892.87		.19	47.37
December 31, 2002	28.56	.06	(7.60)	(7.54)	(.15)	—	—	(.15)	20.87	(26.53)	362,402.85		.26	90.52

See page 298 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
296	297

PUTNAM VARIABLE TRUST

Notes to Financial Highlights
December 31, 2006

* Not annualized

** For the period May 1, 2003 (commencement of operations) to December 31,2003.

(a) For all funds other than Putnam VT Money Market Fund, per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f ) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(h) Amount represents less than $0.0001 per share.

(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds’ class IA and class IB shares reflect a reduction of the following amounts based on average net assets (Notes 2 and 5).

	12/31/06	12/31/05	12/31/04	12/31/03

Putnam VT American Government Income Fund	0.22%	0.17%	0.13%	—
Putnam VT Capital Appreciation Fund	0.21%	0.12%	0.13%	—
Putnam VT Capital Opportunities Fund	0.11%	0.24%	0.44%	0.61%
Putnam VT Discovery Growth Fund	0.43%	0.29%	0.14%	—
Putnam VT Diversified Income Fund	0.09%	0.03%	0.03%	—
Putnam VT Equity Income Fund	0.01%	0.01%	0.03%	0.18%
Putnam VT The George Putnam Fund of Boston	<0.01%	0.01%	0.01%	—
Putnam VT Global Asset Allocation Fund	0.10%	0.01%	0.01%	—
Putnam VT Global Equity Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT Growth and Income Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT Growth Opportunities Fund	0.24%	0.13%	0.05%	—
Putnam VT Health Sciences Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT High Yield Fund	0.07%	0.02%	<0.01%	—
Putnam VT Income Fund	0.16%	0.10%	0.04%	—
Putnam VT International Equity Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT International Growth and Income Fund	0.10%	<0.01%	<0.01%	—
Putnam VT International New Opportunities Fund	0.09%	0.04%	0.01%	—
Putnam VT Investors Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT Mid Cap Value Fund	0.01%	0.02%	0.07%	0.54%
Putnam VT Money Market Fund	0.05%	0.03%	0.02%	—
Putnam VT New Opportunities Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT New Value Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT OTC & Emerging Growth Fund	0.03%	<0.01%	0.01%	—
Putnam VT Research Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT Small Cap Value Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT Utilities Growth and Income Fund	0.03%	<0.01%	<0.01%	—
Putnam VT Vista Fund	<0.01%	<0.01%	<0.01%	—
Putnam VT Voyager Fund	<0.01%	<0.01%	<0.01%	—

(j) Net investment income (loss) per share and ratio of net investment income (loss) for the following funds’ class IA and class IB shares reflect a special dividend received by the funds, which amounted to the following amounts:

	Per share		Percentage of average net assets

	12/31/06	12/31/04	12/31/06	12/31/04

Putnam VT Capital Appreciation Fund	—	$0.02	—	0.31%
Putnam VT Discovery Growth Fund	—	$0.01	—	0.14%
Putnam VT Growth Opportunities Fund	—	$0.03	—	0.58%
Putnam VT Investors Fund	—	$0.05	—	0.54%
Putnam VT Mid Cap Value Fund	$0.19	—	1.12%	—
Putnam VT New Opportunities Fund	—	$0.06	—	0.37%
Putnam VT Research Fund	—	$0.04	—	0.34%
Putnam VT Voyager Fund	—	$0.12	—	0.45%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST

Notes to Financial Highlights (Continued)
December 31, 2006

(k) Reflects a non recurring accrual related to a Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts based on the weighted average number of shares outstanding and average net assets, respectively, for the period ended December 31, 2005 (Note 8).

	Fund’s	per share	% of average	per share	% of average
	distributable	amount for	net assets for	amount for	net assets for
	amount	class IA	class IA	class IB	class IB

Putnam VT Capital Appreciation Fund	$11,448	<$0.01	0.02%	<$0.01	0.02%
Putnam VT Capital Opportunities Fund	1,393	<$0.01	0.01%	<$0.01	0.01%
Putnam VT Discovery Growth Fund	14,409	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Equity Income Fund	2,022	<$0.01	<0.01%	<$0.01	<0.01%
Putnam VT The George Putnam Fund of Boston	89,609	<$0.01	0.01%	<$0.01	0.01%
Putnam VT Global Asset Allocation Fund	70,231	<$0.01	0.02%	<$0.01	0.02%
Putnam VT Global Equity Fund	498,461	$0.01	0.08%	$0.01	0.08%
Putnam VT Growth and Income Fund	1,390,659	$0.01	0.03%	$0.01	0.03%
Putnam VT Growth Opportunities Fund	20,289	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Health Sciences Fund	74,608	<$0.01	0.02%	<$0.01	0.02%
Putnam VT International Equity Fund	24,565	<$0.01	<0.01%	<$0.01	<0.01%
Putnam VT International Growth and Income Fund	26,953	<$0.01	0.01%	<$0.01	0.01%
Putnam VT International New Opportunities Fund	92,105	$0.01	0.04%	$0.01	0.04%
Putnam VT Investors Fund	171,614	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Mid Cap Value Fund	674	<$0.01	<0.01%	<$0.01	<0.01%
Putnam VT New Opportunities Fund	651,000	$0.01	0.04%	$0.01	0.04%
Putnam VT New Value Fund	242,461	$0.01	0.04%	$0.01	0.04%
Putnam VT OTC & Emerging Growth Fund	34,147	<$0.01	0.04%	<$0.01	0.04%
Putnam VT Research Fund	177,747	$0.01	0.08%	$0.01	0.08%
Putnam VT Small Cap Value Fund	60,481	<$0.01	0.01%	<$0.01	0.01%
Putnam VT Utilities Growth and Income Fund	202,935	$0.01	0.05%	$0.01	0.05%
Putnam VT Vista Fund	153,601	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Voyager Fund	2,097,095	$0.02	0.08%	$0.02	0.08%

(l) Portfolio turnover excludes dollar roll transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM VARIABLE TRUST
Notes to Financial Statements
December 31, 2006

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

Putnam Variable Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the “fund” or the “funds”), each of which are represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-eight funds: Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Put-nam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund each concentrate their investments in one sector which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Put-nam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invest in higher yielding, lower rated bonds that may have a higher rate of default.

Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of that fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against any of the funds. However, each fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2006, fair value pricing was used for certain foreign securities in the following portfolios: Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Health Sciences Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

See sections G, H, I, J, K, L, and M with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments, respectively.

The valuation of Putnam VT Money Market Fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), each fund may transfer uninvested cash balances, which includes for every fund other than Putnam VT Money Market Fund, cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements for each fund other than Putnam VT Money Market Fund, and up to 90 days for other cash investments for each fund.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Putnam VT Diversified Income Fund and Putnam VT High Yield Fund earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped securities During the year ended December 31, 2006, certain funds of the Trust invested in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of each fund of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Certain funds of the Trust may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. For the year ended December 31, 2006, Putnam VT Health Sciences Fund and Putnam VT International Equity Fund incurred these taxes and applied them accordingly.

G) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

H) Futures and options contracts During the year ended December 31, 2006, certain funds of the Trust used futures contracts and/or options contracts to hedge against changes in the values of securities that each fund owns, owned or expects to purchase, or for other investment purposes. Each fund, except for Putnam VT Money Market Fund, may also write options on swaps or securities that they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

I) Total return swap contracts During the year ended December 31, 2006, certain funds of the Trust entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counter-party. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

J) Interest rate swap contracts During the year ended December 31, 2006, certain funds of the Trust entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

K) Credit default contracts During the year ended December 31, 2006, certain funds of the Trust entered into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

L) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund, except for Put-nam VT Money Market Fund, may enter into TBA sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

N) Dollar rolls To enhance returns, certain funds of the Trust entered into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending During the year ended December 31, 2006, certain funds of the Trust lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to that fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. The value of securities loaned and the cash collateral received by those funds with securities out on loan at December 31, 2006, which is pooled with collateral from other Putnam funds into 42 issues (43 issues for Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund and Putnam VT International New Opportunities Fund, and one issue for Putnam VT International Equity Fund) of high-grade short-term investments, amounted to the following:

	Total	Total
Fund Name	Loaned Amount	Cash Collateral

Putnam VT Capital
Appreciation Fund	$4,323,575	$4,509,936
Putnam VT Diversified
Income Fund	1,999,831	2,052,830
Putnam VT The George Putnam
Fund of Boston	29,890,694	30,976,009
Putnam VT Global Asset
Allocation Fund	10,562,312	11,012,098
Putnam VT Global Equity Fund	22,819,308	24,062,456
Putnam VT Growth and
Income Fund	253,851,414	263,901,835
Putnam VT Health Sciences Fund	14,011,537	14,490,502
Putnam VT High Yield Fund	6,119,673	6,292,230
Putnam VT Income Fund	1,434,961	1,491,545
Putnam VT International
Equity Fund	8,718,815	9,180,000
Putnam VT International
New Opportunities Fund	3,913,903	4,078,550
Putnam VT Investors Fund	43,001,453	44,760,195
Putnam VT New Value Fund	5,288,436	5,483,591
Putnam VT Research Fund	624,654	653,517
Putnam VT Small Cap Value Fund	104,012,801	108,699,421
Putnam VT Utilities Growth
and Income Fund	54,710,722	56,391,024
Putnam VT Vista Fund	78,537,313	81,048,178
Putnam VT Voyager Fund	57,062,838	58,798,326

Funds not listed in the table above had no securities out on loan at December 31, 2006, but may have loaned securities during the year ended December 31, 2006.

P) Federal taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2006, the following funds had capital loss carryovers in the following amounts, which will expire on the following dates:

Fund Name	Loss Carryover	Expiration Date

Putnam VT American
Government Income Fund	$3,460,039	December 31, 2013
	2,630,188	December 31, 2014
Putnam VT Discovery
Growth Fund	1,414,670	December 31, 2008
	707,335	December 31, 2009
	707,335	December 31, 2010

Fund Name	Loss Carryover	Expiration Date

Putnam VT Diversified
Income Fund	$29,253,857	December 31, 2007
	17,509,545	December 31, 2008
	35,797,191	December 31, 2009
	39,497,485	December 31, 2010
	767,397	December 31, 2013
Putnam VT Global Asset
Allocation Fund	27,835,868	December 31, 2010
	6,208,497	December 31, 2011
Putnam VT Global
Equity Fund	537,762,258	December 31, 2009
	194,434,404	December 31, 2010
	1,885,492	December 31, 2011
Putnam VT Growth
Opportunities Fund	2,089,187	December 31, 2008
	61,617,837	December 31, 2009
	26,053,370	December 31, 2010
	4,350,359	December 31, 2011
	2,996,751	December 31, 2012
Putnam VT Health
Sciences Fund	9,372,851	December 31, 2010
	14,247,714	December 31, 2011
Putnam VT High Yield Fund	60,939,752	December 31, 2007
	69,810,807	December 31, 2008
	88,127,331	December 31, 2009
	116,537,335	December 31, 2010
	16,826,743	December 31, 2011
	11,865,538	December 31, 2012
	6,791,658	December 31, 2013
	728,766	December 31, 2014
Putnam VT Income Fund	6,192,305	December 31, 2013
Putnam VT International
Equity Fund	4,461,857	December 31, 2008
	2,230,928	December 31, 2009
	2,230,928	December 31, 2010
	2,230,928	December 31, 2011
Putnam VT International
New Opportunities Fund	85,282,918	December 31, 2009
	37,566,266	December 31, 2010
Putnam VT Investors Fund	218,633,634	December 31, 2009
	109,246,178	December 31, 2010
Putnam VT New
Opportunities Fund	344,382,544	December 31, 2009
	625,131,957	December 31, 2010
	74,066,552	December 31, 2011
Putnam VT OTC & Emerging
Growth Fund	103,245,486	December 31, 2008
	207,253,292	December 31, 2009
	46,156,491	December 31, 2010
Putnam VT Research Fund	9,649,104	December 31, 2009
	50,685,433	December 31, 2010
	2,726,975	December 31, 2011
Putnam VT Utilities Growth
and Income Fund	5,649,101	December 31, 2010
	44,040,715	December 31, 2011
Putnam VT Vista Fund	164,946,521	December 31, 2009
	161,305,547	December 31, 2010
	23,278,091	December 31, 2011
Putnam VT Voyager Fund	144,980,430	December 31, 2009
	1,042,501,471	December 31, 2010
	236,200,756	December 31, 2011

These capital loss carryovers, available to the extent allowed by the Code, may be used to offset future net capital gains, if any.

Q) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. Distributions of capital gains, if any, are paid at least annually. For all other funds in the Trust, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. For all funds of the Trust, the amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and permanent differences for each fund:

Fund Name	Differences during the period

Putnam VT American Government Income Fund:	losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contract, interest only securities
Putnam VT Capital Appreciation Fund:	losses on wash sale transactions
Putnam VT Capital Opportunities Fund:	losses on wash sale transactions
Putnam VT Discovery Growth Fund:	losses on wash sale transactions, realized built-in losses
Putnam VT Diversified Income Fund:	foreign currency gains and losses, the expiration of a capital loss carryover, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities
Putnam VT Equity Income Fund:	losses on wash sale transactions
Putnam VT The George Putnam Fund of Boston:	losses on wash sale transactions, unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities
Putnam VT Global Asset Allocation Fund:	losses on wash sale transactions, foreign currency gains and losses, unrealized and realized gains and losses on certain future contracts, income on swap contract, interest only securities
Putnam VT Global Equity Fund:	losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts
Putnam VT Growth and Income Fund:	losses on wash sale transactions
Putnam VT Growth Opportunities Fund:	—
Putnam VT Health Sciences Fund:	losses on wash sale transactions, foreign currency gains and losses, straddle loss deferrals
Putnam VT High Yield Fund:	losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, income on swap contract, amortization and accretion
Putnam VT Income Fund:	unrealized gains and losses on certain futures contracts, income on swap contract, interest only securities
Putnam VT International Equity Fund:	losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on passive foreign investment companies
Putnam VT International Growth and Income Fund:	losses on wash sale transactions, unrealized gains and losses on passive foreign investment companies
Putnam VT International New Opportunities Fund:	foreign currency gains and losses
Putnam VT Investors Fund:	losses on wash sale transactions
Putnam VT Mid Cap Value Fund:	losses on wash sale transactions, nontaxable dividends
Putnam VT Money Market Fund:	—
Putnam VT New Opportunities Fund:	losses on wash sale transactions
Putnam VT New Value Fund:	losses on wash sale transactions
Putnam VT OTC & Emerging Growth Fund:	losses on wash sale transactions, net operating loss
Putnam VT Research Fund:	losses on wash sale transactions
Putnam VT Small Cap Value Fund:	losses on wash sale transactions, nontaxable dividends
Putnam VT Utilities Growth and Income Fund:	losses on wash sale transactions, foreign currency gains and losses
Putnam VT Vista Fund:	losses on wash sale transactions, net operating loss
Putnam VT Voyager Fund:	losses on wash sale transactions, realized gains and losses on certain futures contracts

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2006, the funds reclassified the following amounts:

		Accumulated
	Undistributed	Net Realized
	Net	Gain/(Loss) On
	Investment	Investment	Paid-in-
Fund Name	Income/(Loss)	Transactions	Capital

Putnam VT American Government Income Fund	$1,129,638	$(1,129,638)	$—
Putnam VT Capital Appreciation Fund	(29,148)	29,148	—
Putnam VT Capital Opportunities Fund	(8,320)	—	8,320
Putnam VT Discovery Growth Fund	24,611	96,726	(121,337)
Putnam VT Diversified Income Fund	(5,178,882)	12,326,376	(7,147,494)
Putnam VT Equity Income Fund	(12,549)	12,545	4
Putnam VT The George Putnam Fund of Boston	997,875	(997,875)	—
Putnam VT Global Asset Allocation Fund	(3,470,994)	3,472,550	(1,556)
Putnam VT Global Equity Fund	3,484,733	(3,484,733)	—
Putnam VT Growth and Income Fund	(333,540)	333,502	38
Putnam VT Growth Opportunities Fund	—	—	—
Putnam VT Health Sciences Fund	1,400,023	(1,400,023)	—
Putnam VT High Yield Fund	168,014	16,272,162	(16,440,176)
Putnam VT Income Fund	6,989,212	(6,989,212)	—
Putnam VT International Equity Fund	7,752,217	(7,752,217)	—
Putnam VT International Growth and Income Fund	10,065	(10,065)	—
Putnam VT International New Opportunities Fund	51,227	(51,227)	—
Putnam VT Investors Fund	(19,357)	19,357	—
Putnam VT Mid Cap Value Fund	(56,577)	56,577	—
Putnam VT Money Market Fund	—	—	—
Putnam VT New Opportunities Fund	(6,026)	6,026	—
Putnam VT New Value Fund	(21,544)	21,544	—
Putnam VT OTC & Emerging Growth Fund	154,522	—	(154,522)
Putnam VT Research Fund	(27,513)	27,513	—
Putnam VT Small Cap Value Fund	(161,446)	161,446	—
Putnam VT Utilities Growth and Income Fund	(456,434)	457,279	(845)
Putnam VT Vista Fund	548,934	—	(548,934)
Putnam VT Voyager Fund	(2,773)	2,773	—

The tax basis components of distributable earnings and the federal tax cost as of the year ended December 31, 2006, were as follows:

			Net					Cost for
			Unrealized	Undistributed	Capital loss	Undistributed	Undistributed	Federal
	Unrealized	Unrealized	Appreciation/	Ordinary	Carry-	Short-Term	Long-Term	Income tax
Fund Name	Appreciation	Depreciation	(Depreciation)	Income	forward	Gain	Gain	Purposes

Putnam VT American
Government Income Fund	$1,365,927	$(2,640,826)	$(1,274,899)	$7,063,911	$(6,090,227)	$—	$—	$150,581,399
Putnam VT Capital
Appreciation Fund	8,019,381	(1,209,415)	6,809,966	129,966	—	1,271,385	2,408,393	48,824,230
Putnam VT Capital
Opportunities Fund	7,056,658	(1,684,838)	5,371,820	40,234	—	595,450	2,768,552	41,608,830
Putnam VT Discovery
Growth Fund	5,957,577	(771,369)	5,186,208	—	(2,829,340)	779,973	2,437,003	31,635,244
Putnam VT Diversified
Income Fund	17,232,914	(7,668,111)	9,564,803	23,399,470	(122,825,475)	—	—	460,829,465
Putnam VT Equity
Income Fund	34,841,832	(1,477,046)	33,364,786	3,549,938	—	4,803,430	11,462,293	212,379,712
Putnam VT The George
Putnam Fund of Boston	66,627,505	(8,446,966)	58,180,539	16,617,826	—	13,659,380	41,328,087	601,064,263
Putnam VT Global Asset
Allocation Fund	68,216,360	(6,907,138)	61,309,222	2,579,095	(34,044,365)	—	—	353,403,221
Putnam VT Global
Equity Fund	97,465,189	(8,476,444)	88,988,745	13,590,439	(734,082,154)	—	—	541,280,390
Putnam VT Growth and
Income Fund	913,114,692	(44,795,883)	868,318,809	57,923,039	—	91,212,241	481,205,104	3,498,495,792

			Net					Cost for
			Unrealized	Undistributed	Capital loss	Undistributed	Undistributed	Federal
	Unrealized	Unrealized	Appreciation/	Ordinary	Carry-	Short-Term	Long-Term	Income tax
Fund Name	Appreciation	Depreciation	(Depreciation)	Income	forward	Gain	Gain	Purposes

Putnam VT Growth
Opportunities Fund	$8,022,511	$(654,596)	$7,367,915	$74,958	$(97,107,504)	$—	$—	$43,658,220
Putnam VT Health
Sciences Fund	65,087,850	(8,243,928)	56,843,922	2,320,195	(23,620,565)	—	—	227,285,830
Putnam VT High Yield Fund	20,460,198	(13,699,476)	6,760,722	44,064,139	(371,627,930)	—	—	587,939,645
Putnam VT Income Fund	2,442,919	(13,318,782)	(10,875,863)	37,176,223	(6,192,305)	—	—	812,150,184
Putnam VT International
Equity Fund	206,425,131	(13,147,455)	193,277,676	37,480,302	(11,154,641)	30,126,677	128,683,877	1,078,219,800
Putnam VT International
Growth and Income Fund	72,412,222	(4,329,350)	68,082,872	8,489,570	—	32,532,659	48,915,032	388,924,948
Putnam VT International
New Opportunities Fund	61,199,860	(2,331,148)	58,868,712	2,768,759	(122,849,184)	—	—	233,022,437
Putnam VT Investors Fund	90,489,249	(4,161,799)	86,327,450	2,129,524	(327,879,812)	—	—	452,949,357
Putnam VT Mid Cap
Value Fund	16,089,593	(1,445,040)	14,644,553	1,547,710	—	2,510,461	5,534,614	80,551,520
Putnam VT Money
Market Fund*	—	—	—	15,798	—	—	—	400,685,177
Putnam VT New
Opportunities Fund	191,166,917	(37,104,488)	154,062,429	1,763,768	(1,043,581,053)	—	—	1,139,750,493
Putnam VT New Value Fund	159,863,826	(8,015,525)	151,848,301	8,200,063	—	14,420,371	46,716,993	533,998,619
Putnam VT OTC & Emerging
Growth Fund	12,694,631	(1,876,701)	10,817,930	—	(356,655,269)	—	—	68,319,762
Putnam VT Research Fund	19,730,208	(4,397,326)	15,332,882	849,678	(63,061,512)	—	—	163,834,325
Putnam VT Small Cap
Value Fund	255,013,824	(21,329,560)	233,684,264	5,912,269	—	17,348,492	91,772,986	853,829,320
Putnam VT Utilities Growth
and Income Fund	140,454,433	(481,790)	139,972,643	7,317,492	(49,689,816)	—	—	299,788,926
Putnam VT Vista Fund	76,260,094	(14,303,276)	61,956,818	—	(349,530,159)	—	—	440,434,131
Putnam VT Voyager Fund	367,663,074	(16,486,048)	351,177,026	407,608	(1,423,682,657)	—	—	1,570,854,083

* For Putnam VT Money Market Fund, the aggregate identified cost on a financial reporting and tax basis is the same.

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

S) Beneficial interest At December 31, 2006, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 42.8% to 88.1% of each fund is owned by accounts of one group of insurance companies.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Putnam Management is paid for management and investment advisory services quarterly by each fund, except for Put-nam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which pays monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect for each fund of the Trust at December 31, 2006:

Fund	Fee Rate

Putnam VT Global Equity Fund	0.80% of the first $500 million of average net assets,
Putnam VT International Equity Fund	0.70% of the next $500 million,
Putnam VT International Growth and Income Fund	0.65% of the next $500 million,
Putnam VT Small Cap Value Fund	0.60% of the next $5 billion,
0.575% of the next $5 billion,
0.555% of the next $5 billion,
0.54% of the next $5 billion,
and 0.53% thereafter.

Putnam VT Money Market Fund	0.45% of the first $500 million of average net assets,
0.35% of the next $500 million,
0.30% of the next $500 million,
0.25% of the next $5 billion,
0.225% of the next $5 billion,
0.205% of the next $5 billion,
0.19% of the next $5 billion,
and 0.18% thereafter.

Putnam VT Capital Opportunities Fund	0.65% of the first $500 million of average net assets,
Putnam VT Equity Income Fund	0.55% of the next $500 million,
Putnam VT The George Putnam Fund of Boston	0.50% of the next $500 million,
Putnam VT Growth and Income Fund	0.45% of the next $5 billion,
Putnam VT Income Fund	0.425% of the next $5 billion,
Putnam VT Investors Fund	0.405% of the next $5 billion,
Putnam VT Research Fund	0.39% of the next $5 billion,
Putnam VT Vista Fund	and 0.38% thereafter.

Putnam VT Diversified Income Fund	0.70% of the first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund	0.60% of the next $500 million,
Putnam VT Health Sciences Fund	0.55% of the next $500 million,
Putnam VT High Yield Fund	0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund	0.475% of the next $5 billion,
Putnam VT New Opportunities Fund	0.455% of the next $5 billion,
Putnam VT New Value Fund	0.44% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund	and 0.43% thereafter.
Putnam VT Utilities Growth and Income Fund
Putnam VT Voyager Fund

Putnam VT International New Opportunities Fund	1.00% of the first $500 million of average net assets,
0.90% of the next $500 million,
0.85% of the next $500 million,
0.80% of the next $5 billion,
0.775% of the next $5 billion,
0.755% of the next $5 billion,
0.74% of the next $5 billion,
and 0.73% thereafter.

Fund	Fee Rate

Putnam VT American Government Income Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
and 0.34% thereafter.

Putnam VT Growth Opportunities Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
and 0.42% thereafter.

Putnam VT Capital Appreciation Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
0.34% of the next $5 billion,
0.33% of the next $8.5 billion,
and 0.32% thereafter.

Putnam VT Discovery Growth Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
0.42% of the next $5 billion,
0.41% of the next $5 billion,
0.40% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $8.5 billion,
and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of each fund of the Trust through December 31, 2007 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses for that fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) of the Putnam VT Capital Opportunities Fund, the Putnam VT Equity Income Fund and the Putnam VT Mid Cap Value Fund through December 31, 2007, to the extent that expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Put-nam, LLC, payments under each fund’s distribution plan and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed the annual rates of 1.05%, 1.05% and 1.10%, respectively, of that fund’s average net assets. For the year ended December 31, 2006, each fund’s expenses were limited to the lower of the limits specified in the previous sentence and the applicable Lipper peer group average expenses.

At December 31, 2006, the funds of the Trust that exceeded their Lipper peer group limit or were subject to their involuntary expense limitation, and the amount of their management fee that Putnam Management waived from each fund for exceeding that limit, was as follows:

Fund Name	Management fee waived

Putnam VT American Government Income Fund	$360,588
Putnam VT Capital Appreciation Fund	108,973
Putnam VT Capital Opportunities Fund	47,462
Putnam VT Discovery Growth Fund	163,181
Putnam VT Diversified Income Fund	369,427
Putnam VT Equity Income Fund	7,897
Putnam VT Global Asset Allocation Fund	332,138
Putnam VT Global Equity Fund	3,795

Fund Name	Management fee waived

Putnam VT Growth Opportunities Fund	$126,670
Putnam VT High Yield Fund	368,726
Putnam VT Income Fund	1,062,455
Putnam VT International Growth and Income Fund	382,861
Putnam VT International New Opportunities Fund	250,562
Putnam VT Mid Cap Value Fund	9,796
Putnam VT Money Market Fund	169,477
Putnam VT OTC & Emerging Growth Fund	18,393
Putnam VT Research Fund	5,208
Putnam VT Utilities Growth and Income Fund	105,568

During the year ended December 31, 2006, Putnam Management voluntarily reimbursed the Putnam VT Discovery Growth Fund $2,343, Putnam VT Equity Income Fund $2,464, Putnam VT International Equity Fund $21,320, Putnam VT Investors Fund $2,921 and Putnam VT Voyager Fund $161,490 for net realized losses incurred from the sale of investment securities that were purchased by that fund in error. The effect of the losses incurred and the reimbursal by Putnam Management of such losses had no effect on total return.

For the year ended December 31, 2006, Putnam Management has assumed the following amounts of legal, shareholder servicing and communication, audit and Trustee fees incurred by each fund in connection with certain legal and regulatory matters (including those described in Note 8).

Fund Name	Amount

Putnam VT American Government Income Fund	$213
Putnam VT Capital Appreciation Fund	77
Putnam VT Capital Opportunities Fund	56
Putnam VT Discovery Growth Fund	67
Putnam VT Diversified Income Fund	600
Putnam VT Equity Income Fund	210
Putnam VT The George Putnam Fund of Boston	773
Putnam VT Global Asset Allocation Fund	484
Putnam VT Global Equity Fund	892
Putnam VT Growth and Income Fund	4,424
Putnam VT Growth Opportunities Fund	111
Putnam VT Health Sciences Fund	437
Putnam VT High Yield Fund	727
Putnam VT Income Fund	931
Putnam VT International Equity Fund	1,352
Putnam VT International Growth and Income Fund	502
Putnam VT International New Opportunities Fund	319
Putnam VT Investors Fund	769
Putnam VT Mid Cap Value Fund	138
Putnam VT Money Market Fund	411

Fund Name	Amount

Putnam VT New Opportunities Fund	$1,784
Putnam VT New Value Fund	881
Putnam VT OTC & Emerging Growth Fund	212
Putnam VT Research Fund	315
Putnam VT Small Cap Value Fund	1,058
Putnam VT Utilities Growth and Income Fund	497
Putnam VT Vista Fund	648
Putnam VT Voyager Fund	2,829

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the following funds of the Trust as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at the following annual rates as a percentage of the average net assets of that portion of each fund that is managed by PIL:

Fund Name	Rate

Putnam VT Diversified Income Fund	0.40%
Putnam VT Global Equity Fund	0.35%
Putnam VT High Yield Fund	0.40%
Putnam VT International Equity Fund	0.35%
Putnam VT International Growth and Income Fund	0.35%
Putnam VT International New Opportunities Fund*	0.35%
Putnam VT Research Fund**	0.35%
Putnam VT Utilities Growth and Income Fund	0.35%

*Effective December 30, 2006.

**Effective September 15, 2006.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust or funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund’s assets were provided by PFTC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to each fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.03% of each fund’s average net assets. During the year ended December 31, 2006, each fund incurred the following amounts for these services:

Fund Name	Amount

Putnam VT American Government Income Fund	$162,954
Putnam VT Capital Appreciation Fund	81,076
Putnam VT Capital Opportunities Fund	67,086
Putnam VT Discovery Growth Fund	75,082
Putnam VT Diversified Income Fund	413,045
Putnam VT Equity Income Fund	166,216
Putnam VT The George Putnam Fund of Boston	462,835
Putnam VT Global Asset Allocation Fund	551,875
Putnam VT Global Equity Fund	691,073
Putnam VT Growth and Income Fund	1,582,333
Putnam VT Growth Opportunities Fund	64,209
Putnam VT Health Sciences Fund	251,114
Putnam VT High Yield Fund	371,401
Putnam VT Income Fund	497,529
Putnam VT International Equity Fund	1,696,813
Putnam VT International Growth and Income Fund	668,306
Putnam VT International New Opportunities Fund	452,298
Putnam VT Investors Fund	330,565
Putnam VT Mid Cap Value Fund	79,220
Putnam VT Money Market Fund	245,606
Putnam VT New Opportunities Fund	603,376
Putnam VT New Value Fund	341,718
Putnam VT OTC & Emerging Growth Fund	86,130
Putnam VT Research Fund	147,784
Putnam VT Small Cap Value Fund	492,279
Putnam VT Utilities Growth and Income Fund	391,716
Putnam VT Vista Fund	358,543
Putnam VT Voyager Fund	781,060

State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the Putnam VT Discovery Growth Fund, Putnam VT Growth Opportunities Fund, Putnam VT International New Opportunities Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Voyager Fund to the extent permitted by each fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by that fund. At December 31, 2006, the payable to the subcustodian bank on each of the funds listed above represents the amount due for cash advanced for the settlement of securities purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of that fund’s expenses. Certain funds also reduced expenses through brokerage service arrangements. For the year ended December 31, 2006, the funds’ expenses were reduced by the following amounts under these arrangements:

Fund Name	Amount

Putnam VT American Government Income Fund	$25,557
Putnam VT Capital Appreciation Fund	11,861
Putnam VT Capital Opportunities Fund	228
Putnam VT Discovery Growth Fund	16,990
Putnam VT Diversified Income Fund	122,081
Putnam VT Equity Income Fund	2,273
Putnam VT The George Putnam Fund of Boston	102,622
Putnam VT Global Asset Allocation Fund	104,006
Putnam VT Global Equity Fund	85,194
Putnam VT Growth and Income Fund	941,541
Putnam VT Growth Opportunities Fund	28,005
Putnam VT Health Sciences Fund	31,489
Putnam VT High Yield Fund	86,692
Putnam VT Income Fund	58,059
Putnam VT International Equity Fund	675,321
Putnam VT International Growth and Income Fund	35,082
Putnam VT International New Opportunities Fund	125,409
Putnam VT Investors Fund	138,712
Putnam VT Mid Cap Value Fund	21,772
Putnam VT Money Market Fund	7,122
Putnam VT New Opportunities Fund	354,220
Putnam VT New Value Fund	93,273
Putnam VT OTC & Emerging Growth Fund	41,550
Putnam VT Research Fund	58,679
Putnam VT Small Cap Value Fund	104,939
Putnam VT Utilities Growth and Income Fund	115,066
Putnam VT Vista Fund	92,253
Putnam VT Voyager Fund	353,788

Each independent Trustee of the funds receives an annual Trustee fee, of which $10,115, as a quarterly retainer, has been allocated to the Trust, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of each fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for each fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of each fund. The Plan provides for payment by each fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets of that fund’s class IB shares. The Trustees have approved payment by each fund at an annual rate of 0.25% of the average net assets of that fund’s class IB shares.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2006, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

	U.S. Government
	Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

Putnam VT American Government Income Fund	$9,847,568	$9,734,365	$221,958,045	$244,405,777
Putnam VT Capital Appreciation Fund	—	—	41,653,861	48,142,007
Putnam VT Capital Opportunities Fund	—	—	50,657,488	43,306,424
Putnam VT Discovery Growth Fund	—	—	35,897,625	44,103,948
Putnam VT Diversified Income Fund	4,013,651	4,013,651	356,667,760	359,268,297
Putnam VT Equity Income Fund	—	—	189,021,194	165,999,494
Putnam VT The George Putnam Fund of Boston	—	—	773,806,622	855,860,819
Putnam VT Global Asset Allocation Fund	706,864	706,864	269,035,272	280,986,364
Putnam VT Global Equity Fund	—	—	505,723,228	623,341,619
Putnam VT Growth and Income Fund	—	—	3,284,088,369	4,187,539,629
Putnam VT Growth Opportunities Fund	—	—	43,795,551	53,723,963
Putnam VT Health Sciences Fund	—	—	70,116,387	143,517,616
Putnam VT High Yield Fund	—	—	290,979,211	332,005,778
Putnam VT Income Fund	17,854,520	16,813,800	1,282,815,402	1,199,023,031
Putnam VT International Equity Fund	—	—	1,013,104,587	992,743,666
Putnam VT International Growth and Income Fund	—	—	457,200,563	461,182,521
Putnam VT International New Opportunities Fund	—	—	256,993,661	281,127,203
Putnam VT Investors Fund	—	—	503,660,469	585,376,088
Putnam VT Mid Cap Value Fund	—	—	66,293,202	67,919,409
Putnam VT New Opportunities Fund	—	—	1,170,975,451	1,502,557,686
Putnam VT New Value Fund	—	—	359,130,535	430,605,857
Putnam VT OTC & Emerging Growth Fund	—	—	83,760,653	102,709,583
Putnam VT Research Fund	—	—	164,268,405	207,717,463
Putnam VT Small Cap Value Fund	—	—	548,516,304	560,642,990
Putnam VT Utilities Growth and Income Fund	—	—	235,769,171	303,578,147
Putnam VT Vista Fund	—	—	453,098,958	548,594,826
Putnam VT Voyager Fund	—	—	1,255,118,139	1,793,448,016

Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $3,093,493,696 and $3,050,371,084, respectively.

Written option transactions for those funds that invested in them during the year ended December 31, 2006 are summarized as follows:

Putnam VT American Government Income Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$14,660,000	$566,976

Options opened	42,916,000	1,207,948
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding at end of year	$57,576,000	$1,774,924

Putnam VT Discovery Growth Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$1,321	$610

Options opened	43,691	44,163
Options exercised	(6,009)	(4,104)
Options expired	(24,918)	(17,406)
Options closed	—	—

Written options outstanding at end of year	$14,085	$23,263

Putnam VT Diversified Income Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	JPY 20,730,564,000	340,056
Options exercised	—	—
Options expired	—	—
Options closed	JPY (11,291,100,000)	(162,986)

Written options outstanding at end of year	JPY 9,439,464,000	$177,070

Putnam VT The George Putnam Fund of Boston

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$24,440,000	$945,217

Options opened	9,134,000	316,265
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding at end of year	$33,574,000	$1,261,482

Putnam VT Global Asset Allocation Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$8,446,803	$330,158

Options opened	3,172,290	113,781
Options exercised	(2,015)	(2,424)
Options expired	(9,078)	(5,406)
Options closed	—	—

Written options outstanding at end of year	$11,608,000	$436,109

Putnam VT Growth and Income Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$15,797	$5,171

Options opened	82,938	42,066
Options exercised	(82,938)	(42,066)
Options expired	(15,797)	(5,171)
Options closed	—	—

Written options outstanding at end of year	$—	$—

Putnam VT Health Sciences Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	112,655	35,065
Options exercised	—	—
Options expired	(112,655)	(35,065)
Options closed	—	—

Written options outstanding at end of year	$—	$—

Putnam VT Income Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$86,360,000	$3,339,973

Options opened	28,362,000	982,034
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding at end of year	$114,722,000	$4,322,007

Putnam VT Mid Cap Value Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	57,384	95,931
Options exercised	(20,083)	(50,914)
Options expired	(25,171)	(24,049)
Options closed	(12,130)	(20,968)

Written options outstanding at end of year	$—	$—

Putnam VT New Opportunities Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	282,707	379,759
Options exercised	(43,251)	(47,307)
Options expired	(162,931)	(126,145)
Options closed	(35,525)	(26,407)

Written options outstanding at end of year	$41,000	$179,900

Putnam VT OTC & Emerging Growth Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$4,444	$2,052

Options opened	145,841	147,422
Options exercised	(20,266)	(13,905)
Options expired	(83,190)	(58,140)
Options closed	—	—

Written options outstanding at end of year	$46,829	$77,429

Putnam VT Research Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	28,067	8,736
Options exercised	—	—
Options expired	(28,067)	(8,736)
Options closed	—	—

Written options outstanding at end of year	$—	$—

NOTE 4
CAPITAL SHARES

At December 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Current year subscriptions and redemptions are presented at the omnibus level. Prior year subscriptions and redemptions have been reclassified to reflect current year presentation. Transactions in capital shares were as follows:

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT American Government Income Fund Class IA
Shares sold	329,490	$3,653,839	257,635	$2,964,397
Shares issued in connection with reinvestment of distributions	393,281	4,294,625	432,332	4,859,412

	722,771	7,948,464	689,967	7,823,809
Shares repurchased	(2,719,590)	(30,465,076)	(3,636,452)	(41,956,075)

Net decrease	(1,996,819)	$(22,516,612)	(2,946,485)	$(34,132,266)

Putnam VT American Government Income Fund Class IB
Shares sold	252,283	$2,816,700	293,301	$3,368,263
Shares issued in connection with reinvestment of distributions	270,142	2,944,546	252,585	2,833,998

	522,425	5,761,246	545,886	6,202,261
Shares repurchased	(1,275,664)	(14,255,770)	(1,471,224)	(16,916,250)

Net decrease	(753,239)	$(8,494,524)	(925,338)	$(10,713,989)

Putnam VT Capital Appreciation Fund Class IA
Shares sold	540,048	$5,004,711	774,059	$6,794,641
Shares issued in connection with reinvestment of distributions	293,585	2,656,952	21,230	179,390

	833,633	7,661,663	795,289	6,974,031
Shares repurchased	(877,977)	(8,024,345)	(778,862)	(6,855,403)

Net increase (decrease)	(44,344)	$(362,682)	16,427	$118,628

Putnam VT Capital Appreciation Fund Class IB
Shares sold	197,034	$1,782,681	251,300	$2,177,460
Shares issued in connection with reinvestment of distributions	233,016	2,094,818	12,054	101,133

	430,050	3,877,499	263,354	2,278,593
Shares repurchased	(580,208)	(5,267,886)	(472,213)	(4,113,363)

Net decrease	(150,158)	$(1,390,387)	(208,859)	$(1,834,770)

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT Capital Opportunities Fund Class IA
Shares sold	632,476	$10,430,797	530,150	$7,726,053
Shares issued in connection with reinvestment of distributions	92,738	1,525,543	4,933	68,963

	725,214	11,956,340	535,083	7,795,016
Shares repurchased	(375,433)	(6,058,624)	(288,033)	(4,202,124)

Net increase	349,781	$5,897,716	247,050	$3,592,892

Putnam VT Capital Opportunities Fund Class IB
Shares sold	457,816	$7,445,452	475,598	$6,948,137
Shares issued in connection with reinvestment of distributions	70,971	1,161,786	3,321	46,268

	528,787	8,607,238	478,919	6,994,405
Shares repurchased	(267,000)	(4,314,526)	(151,763)	(2,241,972)

Net increase	261,787	$4,292,712	327,156	$4,752,433

Putnam VT Discovery Growth Fund Class IA
Shares sold	213,368	$1,221,335	232,157	$1,142,217
Shares issued in connection with reinvestment of distributions	—	—	—	—

	213,368	1,221,335	232,157	1,142,217
Shares repurchased	(771,094)	(4,370,162)	(1,172,381)	(5,821,211)

Net decrease	(557,726)	$(3,148,827)	(940,224)	$(4,678,994)

Putnam VT Discovery Growth Fund Class IB
Shares sold	227,019	$1,262,117	470,667	$2,320,151
Shares issued in connection with reinvestment of distributions	—	—	—	—

	227,019	1,262,117	470,667	2,320,151
Shares repurchased	(1,043,840)	(5,873,791)	(2,258,557)	(11,248,400)

Net decrease	(816,821)	$(4,611,674)	(1,787,890)	$(8,928,249)

Putnam VT Diversified Income Fund Class IA
Shares sold	401,306	$3,483,886	473,929	$4,227,539
Shares issued in connection with reinvestment of distributions	2,299,681	19,225,333	3,439,680	29,374,694

	2,700,987	22,709,219	3,913,609	33,602,233
Shares repurchased	(9,248,411)	(79,967,425)	(8,777,751)	(77,735,218)

Net decrease	(6,547,424)	$(57,258,206)	(4,864,142)	$(44,132,985)

Putnam VT Diversified Income Fund Class IB
Shares sold	4,849,600	$41,535,225	2,687,142	$23,505,439
Shares issued in connection with reinvestment of distributions	1,118,627	9,262,231	1,276,655	10,800,505

	5,968,227	50,797,456	3,963,797	34,305,944
Shares repurchased	(2,783,345)	(23,831,815)	(1,985,061)	(17,423,219)

Net increase	3,184,882	$26,965,641	1,978,736	$16,882,725

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT Equity Income Fund Class IA
Shares sold	1,174,482	$17,258,879	2,256,112	$30,207,511
Shares issued in connection with reinvestment of distributions	357,636	4,978,287	175,252	2,304,563

	1,532,118	22,237,166	2,431,364	32,512,074
Shares repurchased	(1,074,804)	(15,341,908)	(682,454)	(9,244,212)

Net increase	457,314	$6,895,258	1,748,910	$23,267,862

Putnam VT Equity Income Fund Class IB
Shares sold	1,555,739	$22,380,201	2,162,835	$28,966,979
Shares issued in connection with reinvestment of distributions	282,998	3,928,010	115,291	1,512,628

	1,838,737	26,308,211	2,278,126	30,479,607
Shares repurchased	(636,232)	(9,143,580)	(483,257)	(6,501,487)

Net increase	1,202,505	$17,164,631	1,794,869	$23,978,120

Putnam VT The George Putnam Fund of Boston Class IA
Shares sold	253,590	$2,931,216	414,411	$4,746,471
Shares issued in connection with reinvestment of distributions	1,944,242	22,125,473	844,956	9,531,109

	2,197,832	25,056,689	1,259,367	14,277,580
Shares repurchased	(8,945,052)	(104,998,615)	(7,223,600)	(83,666,349)

Net decrease	(6,747,220)	$(79,941,926)	(5,964,233)	$(69,388,769)

Putnam VT The George Putnam Fund of Boston Class IB
Shares sold	2,016,454	$23,467,590	1,647,225	$19,030,299
Shares issued in connection with reinvestment of distributions	1,579,174	17,907,831	526,764	5,920,826

	3,595,628	41,375,421	2,173,989	24,951,125
Shares repurchased	(5,906,227)	(68,785,160)	(1,992,859)	(22,936,968)

Net increase (decrease)	(2,310,599)	(27,409,739)	181,130	$2,014,157

Putnam VT Global Asset Allocation Fund Class IA
Shares sold	265,701	$4,123,915	281,558	$4,014,740
Shares issued in connection with reinvestment of distributions	622,828	9,466,981	356,240	4,983,795

	888,529	13,590,896	637,798	8,998,535
Shares repurchased	(4,023,404)	(62,354,376)	(4,770,680)	(68,802,801)

Net decrease	(3,134,875)	$(48,763,480)	(4,132,882)	$(59,804,266)

Putnam VT Global Asset Allocation Fund Class IB
Shares sold	1,453,250	$22,569,813	1,389,975	$20,143,489
Shares issued in connection with reinvestment of distributions	127,603	1,947,219	42,364	594,365

	1,580,853	24,517,032	1,432,339	20,737,854
Shares repurchased	(636,074)	(9,875,795)	(379,501)	(5,478,224)

Net increase	944,779	$14,641,237	1,052,838	$15,259,630

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT Global Equity Fund Class IA
Shares sold	256,814	$3,043,844	344,354	$3,622,043
Shares issued in connection with reinvestment of distributions	260,304	3,134,064	592,097	5,974,260

	517,118	6,177,908	936,451	9,596,303
Shares repurchased	(9,849,516)	(119,552,092)	(11,795,024)	(123,071,753)

Net decrease	(9,332,398)	$(113,374,184)	(10,858,573)	$(113,475,450)

Putnam VT Global Equity Fund Class IB
Shares sold	271,482	$3,314,341	143,782	$1,483,569
Shares issued in connection with reinvestment of distributions	21,030	251,727	57,494	576,666

	292,512	3,566,068	201,276	2,060,235
Shares repurchased	(1,023,245)	(12,444,816)	(1,121,080)	(11,645,518)

Net decrease	(730,733)	$(8,878,748)	(919,804)	$(9,585,283)

Putnam VT Growth and Income Fund Class IA
Shares sold	37,182	$998,341	216,151	$5,473,082
Shares issued in connection with reinvestment of distributions	5,583,982	148,143,041	3,068,105	76,150,351

	5,621,164	149,141,382	3,284,256	81,623,433
Shares repurchased	(32,728,301)	(887,016,064)	(40,142,770)	(1,023,649,795)

Net decrease	(27,107,137)	$(737,874,682)	(36,858,514)	$(942,026,362)

Putnam VT Growth and Income Fund Class IB
Shares sold	540,082	$14,628,218	1,059,840	$26,847,872
Shares issued in connection with reinvestment of distributions	1,199,867	31,700,481	534,849	13,221,461

	1,739,949	46,328,699	1,594,689	40,069,333
Shares repurchased	(5,580,013)	(151,045,393)	(5,041,626)	(127,714,637)

Net decrease	(3,840,064)	$(104,716,694)	(3,446,937)	$(87,645,304)

Putnam VT Growth Opportunities Fund Class IA
Shares sold	273,144	$1,352,959	432,941	$1,973,318
Shares issued in connection with reinvestment of distributions	15,415	77,382	56,772	252,634

	288,559	1,430,341	489,713	2,225,952
Shares repurchased	(1,272,238)	(6,292,859)	(2,025,191)	(9,292,738)

Net decrease	(983,679)	$(4,862,518)	(1,535,478)	$(7,066,786)

Putnam VT Growth Opportunities Fund Class IB
Shares sold	234,524	$1,151,008	284,073	$1,289,358
Shares issued in connection with reinvestment of distributions	3,898	19,414	48,613	214,386

	238,422	1,170,422	332,686	1,503,744
Shares repurchased	(1,292,115)	(6,351,737)	(1,410,059)	(6,455,845)

Net decrease	(1,053,693)	$(5,181,315)	(1,077,373)	$(4,952,101)

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT Health Sciences Fund Class IA
Shares sold	87,398	$1,187,566	414,568	$5,193,837
Shares issued in connection with reinvestment of distributions	56,723	763,491	43,121	502,360

	144,121	1,951,057	457,689	5,696,197
Shares repurchased	(3,596,637)	(47,933,760)	(3,025,319)	(37,413,390)

Net decrease	(3,452,516)	$(45,982,703)	(2,567,630)	$(31,717,193)

Putnam VT Health Sciences Fund Class IB
Shares sold	1,993,454	$26,554,715	2,423,310	$30,403,180
Shares issued in connection with reinvestment of distributions	45,202	605,253	8,185	94,819

	2,038,656	27,159,968	2,431,495	30,497,999
Shares repurchased	(5,028,005)	(65,290,759)	(1,975,942)	(24,464,332)

Net increase (decrease)	(2,989,349)	$(38,130,791)	455,553	$6,033,667

Putnam VT High Yield Fund Class IA
Shares sold	4,486,711	$33,439,501	9,726,956	$74,073,310
Shares issued in connection with reinvestment of distributions	4,811,796	34,837,406	5,456,845	39,889,538

	9,298,507	68,276,907	15,183,801	113,962,848
Shares repurchased	(14,292,507)	(107,503,314)	(20,118,855)	(154,485,875)

Net decrease	(4,994,000)	$(39,226,407)	(4,935,054)	$(40,523,027)

Putnam VT High Yield Fund Class IB
Shares sold	2,315,440	$17,172,146	4,711,218	$35,835,804
Shares issued in connection with reinvestment of distributions	1,769,478	12,740,240	1,865,411	13,561,540

	4,034,918	29,912,386	6,576,629	49,397,344
Shares repurchased	(4,803,290)	(35,738,577)	(6,007,437)	(46,095,756)

Net increase (decrease)	(718,372)	$(5,826,191)	569,192	$3,301,588

Putnam VT Income Fund Class IA
Shares sold	266,787	$3,285,638	216,706	$2,752,333
Shares issued in connection with reinvestment of distributions	1,870,130	22,553,767	2,229,335	27,465,411

	2,136,917	25,839,405	2,446,041	30,217,744
Shares repurchased	(9,478,591)	(117,422,557)	(9,849,972)	(125,070,100)

Net decrease	(7,341,674)	$(91,583,152)	(7,403,931)	$(94,852,356)

Putnam VT Income Fund Class IB
Shares sold	1,730,467	$21,305,691	2,133,271	$26,899,464
Shares issued in connection with reinvestment of distributions	1,054,211	12,639,991	987,510	12,106,870

	2,784,678	33,945,682	3,120,781	39,006,334
Shares repurchased	(2,141,284)	(26,357,201)	(1,580,522)	(19,935,919)

Net increase	643,394	$7,588,481	1,540,259	$19,070,415

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT International Equity Fund Class IA
Shares sold	471,844	$8,525,118	187,927	$2,795,457
Shares issued in connection with reinvestment of distributions	181,329	3,254,855	482,784	6,971,398

	653,173	11,779,973	670,711	9,766,855
Shares repurchased	(4,000,404)	(72,898,773)	(6,467,525)	(96,059,745)

Net decrease	(3,347,231)	$(61,118,800)	(5,796,814)	$(86,292,890)

Putnam VT International Equity Fund Class IB
Shares sold	8,923,245	$162,470,253	7,180,807	$107,858,465
Shares issued in connection with reinvestment of distributions	243,686	4,354,663	562,629	8,093,101

	9,166,931	166,824,916	7,743,436	115,951,566
Shares repurchased	(5,868,800)	(108,687,948)	(7,437,713)	(108,493,493)

Net increase	3,298,131	$58,136,968	305,723	$7,458,073

Putnam VT International Growth and Income Fund Class IA
Shares sold	1,743,100	$30,738,024	913,596	$12,542,291
Shares issued in connection with reinvestment of distributions	237,454	3,963,107	205,468	2,730,668

	1,980,554	34,701,131	1,119,064	15,272,959
Shares repurchased	(2,373,442)	(40,163,906)	(2,920,400)	(40,603,581)

Net decrease	(392,888)	$(5,462,775)	(1,801,336)	$(25,330,622)

Putnam VT International Growth and Income Fund Class IB
Shares sold	1,444,856	$24,646,135	1,456,510	$19,673,142
Shares issued in connection with reinvestment of distributions	80,853	1,344,592	59,646	790,312

	1,525,709	25,990,727	1,516,156	20,463,454
Shares repurchased	(1,190,607)	(20,344,362)	(1,295,112)	(17,749,885)

Net increase	335,102	$5,646,365	221,044	$2,713,569

Putnam VT International New Opportunities Fund Class IA
Shares sold	987,809	$16,051,144	1,276,554	$17,083,340
Shares issued in connection with reinvestment of distributions	106,762	1,721,017	67,564	856,029

	1,094,571	17,772,161	1,344,118	17,939,369
Shares repurchased	(1,532,612)	(24,917,869)	(1,603,561)	(20,753,909)

Net decrease	(438,041)	$(7,145,708)	(259,443)	$(2,814,540)

Putnam VT International New Opportunities Fund Class IB
Shares sold	538,378	$8,696,874	746,062	$9,919,057
Shares issued in connection with reinvestment of distributions	131,891	2,119,488	75,265	950,604

	670,269	10,816,362	821,327	10,869,661
Shares repurchased	(1,709,149)	(27,707,878)	(1,824,353)	(23,828,081)

Net decrease	(1,038,880)	$(16,891,516)	(1,003,026)	$(12,958,420)

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT Investors Fund Class IA
Shares sold	113,265	$1,290,194	261,053	$2,653,199
Shares issued in connection with reinvestment of distributions	165,191	1,850,139	392,367	3,821,651

	278,456	3,140,333	653,420	6,474,850
Shares repurchased	(6,184,599)	(69,233,446)	(6,215,144)	(62,834,237)

Net decrease	(5,906,143)	$(66,093,113)	(5,561,724)	$(56,359,387)

Putnam VT Investors Fund Class IB
Shares sold	1,254,178	$13,969,894	581,296	$5,810,209
Shares issued in connection with reinvestment of distributions	82,307	918,813	226,718	2,203,705

	1,336,485	14,888,707	808,014	8,013,914
Shares repurchased	(2,659,952)	(29,906,145)	(2,888,819)	(29,103,829)

Net decrease	(1,323,467)	$(15,017,438)	(2,080,805)	$(21,089,915)

Putnam VT Mid Cap Value Fund Class IA
Shares sold	532,503	$8,944,976	1,457,118	$21,775,776
Shares issued in connection with reinvestment of distributions	186,861	3,114,967	65,423	939,471

	719,364	12,059,943	1,522,541	22,715,247
Shares repurchased	(771,823)	(12,829,165)	(328,039)	(4,933,348)

Net increase (decrease)	(52,459)	$(769,222)	1,194,502	$17,781,899

Putnam VT Mid Cap Value Fund Class IB
Shares sold	477,274	$7,931,636	690,427	$10,264,471
Shares issued in connection with reinvestment of distributions	81,752	1,357,895	24,420	349,983

	559,026	9,289,531	714,847	10,614,454
Shares repurchased	(355,590)	(5,962,717)	(137,191)	(2,061,435)

Net increase	203,436	$3,326,814	577,656	$8,553,019

Putnam VT Money Market Fund Class IA**
Shares sold	103,443,332	$103,443,332	86,557,818	$86,557,818
Shares issued in connection with reinvestment of distributions	9,815,619	9,815,619	6,623,180	6,623,180

	113,258,951	113,258,951	93,180,998	93,180,998
Shares repurchased	(119,801,301)	(119,801,301)	(146,482,620)	(146,482,620)

Net decrease	(6,542,350)	$(6,542,350)	(53,301,622)	$(53,301,622)

Putnam VT Money Market Fund Class IB**
Shares sold	123,508,153	$123,508,153	106,329,933	$106,329,933
Shares issued in connection with reinvestment of distributions	7,152,953	7,152,953	3,232,504	3,232,504

	130,661,106	130,661,106	109,562,437	109,562,437
Shares repurchased	(70,846,882)	(70,846,882)	(82,778,503)	(82,778,503)

Net increase	59,814,224	$59,814,224	26,783,934	$26,783,934

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT New Opportunities Fund Class IA
Shares sold	97,790	$1,897,004	359,284	$6,297,630
Shares issued in connection with reinvestment of distributions	113,225	2,261,102	333,803	5,521,105

	211,015	4,158,106	693,087	11,818,735
Shares repurchased	(16,146,731)	(311,221,581)	(23,637,865)	(407,570,921)

Net decrease	(15,935,716)	$(307,063,475)	(22,944,778)	$(395,752,186)

Putnam VT New Opportunities Fund Class IB
Shares sold	144,167	$2,747,159	217,591	$3,659,406
Shares issued in connection with reinvestment of distributions	—	—	10,630	173,595

	144,167	2,747,159	228,221	3,833,001
Shares repurchased	(1,518,561)	(28,951,767)	(1,767,614)	(29,942,118)

Net decrease	(1,374,394)	$(26,204,608)	(1,539,393)	$(26,109,117)

Putnam VT New Value Fund Class IA
Shares sold	162,887	$2,821,830	905,307	$14,697,127
Shares issued in connection with reinvestment of distributions	1,977,703	32,750,765	291,862	4,687,307

	2,140,590	35,572,595	1,197,169	19,384,434
Shares repurchased	(5,624,596)	(96,029,190)	(3,978,419)	(65,750,898)

Net decrease	(3,484,006)	$(60,456,595)	(2,781,250)	$(46,366,464)

Putnam VT New Value Fund Class IB
Shares sold	1,854,849	$31,428,172	2,932,240	$48,092,712
Shares issued in connection with reinvestment of distributions	1,249,910	20,598,523	112,035	1,791,432

	3,104,759	52,026,695	3,044,275	49,884,144
Shares repurchased	(1,473,414)	(25,086,314)	(636,242)	(10,319,478)

Net increase	1,631,345	$26,940,381	2,408,033	$39,564,666

Putnam VT OTC & Emerging Growth Fund Class IA
Shares sold	353,002	$2,500,656	357,851	$2,209,212
Shares issued in connection with reinvestment of distributions	—	—	—	—

	353,002	2,500,656	357,851	2,209,212
Shares repurchased	(2,181,550)	(15,324,655)	(2,924,859)	(17,772,043)

Net decrease	(1,828,548)	$(12,823,999)	(2,567,008)	$(15,562,831)

Putnam VT OTC & Emerging Growth Fund Class IB
Shares sold	146,188	$1,013,827	112,070	$663,266
Shares issued in connection with reinvestment of distributions	—	—	—	—

	146,188	1,013,827	112,070	663,266
Shares repurchased	(1,013,345)	(7,002,057)	(1,252,394)	(7,519,425)

Net decrease	(867,157)	$(5,988,230)	(1,140,324)	$(6,856,159)

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT Research Fund Class IA
Shares sold	38,877	$480,094	214,609	$2,452,442
Shares issued in connection with reinvestment of distributions	54,278	669,247	98,424	1,096,442

	93,155	1,149,341	313,033	3,548,884
Shares repurchased	(1,933,152)	(23,792,458)	(2,568,520)	(29,390,795)

Net decrease	(1,839,997)	$(22,643,117)	(2,255,487)	$(25,841,911)

Putnam VT Research Fund Class IB
Shares sold	98,877	$1,210,023	213,581	$2,414,558
Shares issued in connection with reinvestment of distributions	49,594	609,516	90,615	1,006,720

	148,471	1,819,539	304,196	3,421,278
Shares repurchased	(1,832,876)	(22,555,844)	(1,723,074)	(19,737,457)

Net decrease	(1,684,405)	$(20,736,305)	(1,418,878)	$(16,316,179)

Putnam VT Small Cap Value Fund Class IA
Shares sold	241,664	$5,860,277	252,422	$5,628,963
Shares issued in connection with reinvestment of distributions	1,320,927	30,724,762	934,934	19,727,109

	1,562,591	36,585,039	1,187,356	25,356,072
Shares repurchased	(3,911,990)	(90,527,361)	(3,773,966)	(83,220,802)

Net decrease	(2,349,399)	$(53,942,322)	(2,586,610)	$(57,864,730)

Putnam VT Small Cap Value Fund Class IB
Shares sold	8,074,674	$185,787,275	5,125,186	$113,306,615
Shares issued in connection with reinvestment of distributions	2,707,321	62,512,054	1,338,992	28,092,051

	10,781,995	248,299,329	6,464,178	141,398,666
Shares repurchased	(4,949,897)	(114,142,169)	(3,232,258)	(70,909,731)

Net increase	5,832,098	$134,157,160	3,231,920	$70,488,935

Putnam VT Utilities Growth and Income Fund Class IA
Shares sold	91,299	$1,470,680	380,316	$5,356,106
Shares issued in connection with reinvestment of distributions	697,985	9,883,463	563,017	7,465,632

	789,284	11,354,143	943,333	12,821,738
Shares repurchased	(4,942,438)	(75,223,509)	(5,007,744)	(70,550,553)

Net decrease	(4,153,154)	$(63,869,366)	(4,064,411)	$(57,728,815)

Putnam VT Utilities Growth and Income Fund Class IB
Shares sold	152,814	$2,342,011	460,696	$6,460,337
Shares issued in connection with reinvestment of distributions	123,233	1,741,276	85,667	1,132,515

	276,047	4,083,287	546,363	7,592,852
Shares repurchased	(857,625)	(13,065,073)	(746,450)	(10,430,363)

Net decrease	(581,578)	$(8,981,786)	(200,087)	$(2,837,511)

	Year ended December 31		Year ended December 31
	2006		2005

	Shares	Amount	Shares	Amount

Putnam VT Vista Fund Class IA
Shares sold	109,445	$1,631,049	207,784	$2,772,992
Shares issued in connection with reinvestment of distributions	—	—	—	—

	109,445	1,631,049	207,784	2,772,992
Shares repurchased	(4,310,794)	(62,494,981)	(4,386,102)	(56,364,790)

Net decrease	(4,201,349)	$(60,863,932)	(4,178,318)	$(53,591,798)

Putnam VT Vista Fund Class IB
Shares sold	533,654	$7,755,854	729,161	$9,251,268
Shares issued in connection with reinvestment of distributions	—	—	—	—

	533,654	7,755,854	729,161	9,251,268
Shares repurchased	(3,041,379)	(43,359,171)	(3,032,509)	(38,595,359)

Net decrease	(2,507,725)	$(35,603,317)	(2,303,348)	$(29,344,091)

Putnam VT Voyager Fund Class IA
Shares sold	30,396	863,222	157,378	$4,313,802
Shares issued in connection with reinvestment of distributions	209,980	6,162,899	768,362	19,985,112

	240,376	7,026,121	925,740	24,298,914
Shares repurchased	(15,385,993)	(439,785,997)	(24,333,310)	(658,576,100)

Net decrease	(15,145,617)	$(432,759,876)	(23,407,570)	$(634,277,186)

Putnam VT Voyager Fund Class IB
Shares sold	319,480	$9,074,441	644,471	$17,382,276
Shares issued in connection with reinvestment of distributions	17,480	510,932	128,300	3,324,240

	336,960	9,585,373	772,771	20,706,516
Shares repurchased	(3,316,551)	(94,456,576)	(2,850,725)	(76,820,878)

Net decrease	(2,979,591)	$(84,871,203)	(2,077,954)	$(56,114,362)

** Putnam VT Money Market Fund’s transactions in capital shares were at a constant net asset value of $1.00 per share.

NOTE 5
INVESTMENT IN PUTNAM PRIME MONEY
MARKET FUND

Each fund of the Trust may invest in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by each fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by that fund in Putnam Prime Money Market Fund. For the year ended December 31, 2006, the table below identifies, for each fund that invested in Putnam Prime Money Market Fund, the amount by which that fund’s management fee was reduced in relation to that fund’s investment in Putnam Prime Money Market Fund. In addition, the table also identifies the income distributions earned, if any, by each fund for that fund’s investment in Putnam Prime Money Market Fund. Income distributions are recorded as income in the statement of operations.

	Income
	distributions	Management
Fund Name	earned	fee waived

Putnam VT American Government
Income Fund	$—	$—
Putnam VT Capital Appreciation Fund	23,418	557
Putnam VT Capital Opportunities Fund	17,938	414
Putnam VT Discovery Growth Fund	39,899	930
Putnam VT Diversified Income Fund	3,044,170	79,926
Putnam VT Equity Income Fund	148,309	3,249
Putnam VT The George Putnam Fund
of Boston	2,506,927	60,523
Putnam VT Global Asset Allocation Fund	1,895,895	44,736
Putnam VT Global Equity Fund	258,716	7,220
Putnam VT Growth and Income Fund	539,932	13,687
Putnam VT Growth Opportunities Fund	8,827	219
Putnam VT Health Sciences Fund	85,533	2,245
Putnam VT High Yield Fund	1,326,091	30,279
Putnam VT Income Fund	7,717,465	185,054
Putnam VT International Equity Fund	1,041,733	24,551
Putnam VT International Growth
and Income Fund	78,359	1,853
Putnam VT International
New Opportunities Fund	113,747	2,662
Putnam VT Investors Fund	64,233	1,644
Putnam VT Mid Cap Value Fund	89,364	2,003
Putnam VT Money Market Fund	570,391	12,731
Putnam VT New Opportunities Fund	235,397	5,731
Putnam VT New Value Fund	117,557	2,821
Putnam VT OTC & Emerging Growth Fund	137,736	3,342
Putnam VT Research Fund	124,351	2,352
Putnam VT Small Cap Value Fund	749,621	17,674

	Income
	distributions	Management
Fund Name	earned	fee waived

Putnam VT Utilities Growth
and Income Fund	$230,307	$5,815
Putnam VT Vista Fund	151,134	3,379
Putnam VT Voyager Fund	285,119	6,670

During the year ended December 31, 2006, each fund’s
cost of purchases and proceeds of sales of investments in
Putnam Prime Money Market Fund were as follows:

		Proceeds
Fund Name	Cost of Purchases	of Sales

Putnam VT American Government
Income Fund	$—	$—
Putnam VT Capital Appreciation Fund	14,400,247	14,070,622
Putnam VT Capital Opportunities Fund	14,979,151	14,872,227
Putnam VT Discovery Growth Fund	16,696,862	16,095,334
Putnam VT Diversified Income Fund	160,836,161	189,327,915
Putnam VT Equity Income Fund	46,395,161	46,447,673
Putnam VT The George Putnam
Fund of Boston	296,357,444	336,935,066
Putnam VT Global Asset
Allocation Fund	151,103,003	183,063,765
Putnam VT Global Equity Fund	201,366,218	199,398,237
Putnam VT Growth and Income Fund	527,513,870	557,417,802
Putnam VT Growth Opportunities Fund	10,745,665	10,673,449
Putnam VT Health Sciences Fund	52,168,744	62,935,256
Putnam VT High Yield Fund	174,532,838	174,756,280
Putnam VT Income Fund	425,003,861	522,766,526
Putnam VT International Equity Fund	288,295,568	282,466,197
Putnam VT International Growth
and Income Fund	117,105,564	114,092,427
Putnam VT International
New Opportunities Fund	97,466,751	97,466,751
Putnam VT Investors Fund	56,080,366	55,864,108
Putnam VT Mid Cap Value Fund	38,959,284	39,855,345
Putnam VT Money Market Fund	105,117,772	91,918,622
Putnam VT New Opportunities Fund	199,831,282	199,831,282
Putnam VT New Value Fund	119,990,289	123,454,792
Putnam VT OTC & Emerging
Growth Fund	52,380,383	52,551,721
Putnam VT Research Fund	43,764,348	43,646,391
Putnam VT Small Cap Value Fund	223,309,368	216,375,237
Putnam VT Utilities Growth
and Income Fund	245,684,212	252,051,626
Putnam VT Vista Fund	110,825,662	112,283,742
Putnam VT Voyager Fund	325,965,794	310,666,379

NOTE 6
SENIOR LOAN COMMITMENTS

During the year ended December 31, 2006, Putnam VT Diversified Income Fund and Putnam VT High Yield Fund invested in senior loans, which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

NOTE 7
UNFUNDED LOAN COMMITMENTS

As of December 31, 2006, the following funds had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Putnam VT Diversified Income Fund

Borrower	Unfunded Commitments

Meg Energy Corp.	$75,000
Trump Hotel & Casino Resort, Inc.	124,375

Total	$199,375

Putnam VT High Yield Fund

Borrower	Unfunded Commitments

Trump Hotel & Casino Resort, Inc.	$150,000

NOTE 8
REGULATORY MATTERS AND LITIGATION

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the funds received the following amounts in proceeds paid by Putnam Management:

Fund Name	Amount

Putnam VT American Government Income Fund	$—
Putnam VT Capital Appreciation Fund	11,448
Putnam VT Capital Opportunities Fund	1,393
Putnam VT Discovery Growth Fund	14,409
Putnam VT Diversified Income Fund	—
Putnam VT Equity Income Fund	2,022
Putnam VT The George Putnam Fund of Boston	89,609
Putnam VT Global Asset Allocation Fund	70,231
Putnam VT Global Equity Fund	498,461
Putnam VT Growth and Income Fund	1,390,659
Putnam VT Growth Opportunities Fund	20,289
Putnam VT Health Sciences Fund	74,608
Putnam VT High Yield Fund	—
Putnam VT Income Fund	—
Putnam VT International Equity Fund	24,565
Putnam VT International Growth and Income Fund	26,953
Putnam VT International New Opportunities Fund	92,105
Putnam VT Investors Fund	171,614
Putnam VT Mid Cap Value Fund	674
Putnam VT Money Market Fund	—
Putnam VT New Opportunities Fund	651,000
Putnam VT New Value Fund	242,461
Putnam VT OTC & Emerging Growth Fund	34,147
Putnam VT Research Fund	177,747
Putnam VT Small Cap Value Fund	60,481
Putnam VT Utilities Growth and Income Fund	202,935
Putnam VT Vista Fund	153,601
Putnam VT Voyager Fund	2,097,095

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the funds.

NOTE 9
NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the funds’ financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the funds to make any adjustments to their net assets or have any other effect on the funds’ financial statements. The effects of implementing this pronouncement, if any, will be noted in the funds’ next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the funds’ financial statements.

PUTNAM VARIABLE TRUST
Federal Tax Information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the following funds hereby designated the following amounts as long term capital gain, for their taxable year ended December 31, 2006:

Fund Name	Amount

Putnam VT Capital Appreciation Fund	$2,427,694
Putnam VT Capital Opportunities Fund	2,787,306
Putnam VT Discovery Growth Fund	2,437,003
Putnam VT Equity Income Fund	11,506,427
Putnam VT The George Putnam Fund of Boston	41,572,882
Putnam VT Growth and Income Fund	482,260,080
Putnam VT International Equity Fund	128,683,877
Putnam VT International Growth and Income Fund	48,915,032
Putnam VT Mid Cap Value Fund	5,567,896
Putnam VT New Value Fund	47,072,267
Putnam VT Small Cap Value Fund	92,481,660

For the year ended December 31, 2006, the following funds received interest and dividends from foreign countries and paid taxes to foreign countries in the following amounts (per share numbers, which are based on all share classes, are also included):

	Interest	Per	Foreign	Per
Fund Name	and Dividends	Share	Taxes Paid	Share

Putnam VT Global Equity Fund	$8,443,792	$0.19	$880,968	$0.02
Putnam VT International Equity Fund	33,341,479	0.54	2,693,391	0.04
Putnam VT International Growth and
Income Fund	12,844,125	0.54	1,047,915	0.04
Putnam VT International
New Opportunities Fund	5,642,707	0.36	457,346	0.03

Each fund has designated the following percentages of that fund’s ordinary income distributions as qualifying for the dividends received deduction for corporations:

Qualifying
Fund Name	%

Putnam VT American Government Income Fund	—%
Putnam VT Capital Appreciation Fund	33.17
Putnam VT Capital Opportunities Fund	42.04
Putnam VT Discovery Growth Fund	36.36
Putnam VT Diversified Income Fund	0.98
Putnam VT Equity Income Fund	57.81
Putnam VT The George Putnam Fund of Boston	23.83
Putnam VT Global Asset Allocation Fund	100.00
Putnam VT Global Equity Fund	90.71
Putnam VT Growth and Income Fund	51.76
Putnam VT Growth Opportunities Fund	100.00
Putnam VT Health Sciences Fund	100.00
Putnam VT High Yield Fund	2.74
Putnam VT Income Fund	—
Putnam VT International Equity Fund	—
Putnam VT International Growth and Income Fund	—
Putnam VT International New Opportunities Fund	—
Putnam VT Investors Fund	100.00
Putnam VT Mid Cap Value Fund	51.52

PUTNAM VARIABLE TRUST
Federal Tax Information (Continued)
(Unaudited)

Qualifying
Fund Name	%

Putnam VT Money Market Fund	—%
Putnam VT New Opportunities Fund	100.00
Putnam VT New Value Fund	58.02
Putnam VT OTC & Emerging Growth Fund	—
Putnam VT Research Fund	100.00
Putnam VT Small Cap Value Fund	43.33
Putnam VT Utilities Growth and Income Fund	96.28
Putnam VT Vista Fund	—
Putnam VT Voyager Fund	100.00

PUTNAM VARIABLE TRUST
Brokerage Commissions
December 31, 2006 (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are Putnam’s groupings of funds and these groups’ largest relationships based upon brokerage commissions for the 12 months ended December 31, 2006.

GLOBAL ASSET ALLOCATION GROUP

Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Morgan Stanley Dean Witter, Citigroup Global Markets, Goldman Sachs, Merrill Lynch, and UBS Warburg. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the 12 months ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 29% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, First Albany Corporation, JP Morgan Clearing, Lehman Brothers, RBC Capital Markets, and Wachovia Securities.

INTERNATIONAL GROUP

Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the 12 months ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Cazenove, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, HSBCS, JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Nomura Securities.

LARGE-CAP GROWTH GROUP

Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Citigroup Global Markets, UBS Warburg, Merrill Lynch, and RBC Capital Markets. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the 12 months ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, Sanford Bernstein, S.G. Cowen Securities, and Wachovia Securities.

LARGE-CAP VALUE GROUP

The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, UBS Warburg, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the 12 months ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

PUTNAM VARIABLE TRUST
Brokerage Commissions (Continued)
December 31, 2006 (Unaudited)

RESEARCH GROUP

Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Merrill Lynch, Credit Suisse First Boston, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 50% of the total brokerage commissions paid for the 12 months ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Deutsche Bank Securities, JP Morgan Clearing, Lazard Freres, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, S.G. Cowen Securities, and Wachovia Securities.

U.S. CORE GROUP

Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S Core group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Lehman Brothers. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the 12 months ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, S.G. Cowen Securities, and Wachovia Securities.

U.S. SMALL- AND MID-CAP GROUP

Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap Core group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the 12 months ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JP Morgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets, S.G. Cowen Securities, UBS Warburg, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds
December 31, 2006

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds (Continued)
December 31, 2006

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds (Continued)
December 31, 2006

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to 2007, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds (Continued)
December 31, 2006

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

PUTNAM VARIABLE TRUST
Officers of the Putnam Funds
December 31, 2006

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer,	Vice President
Associate Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Management and Putnam Retail Management. Prior to 2003,
Senior Vice President and Treasurer	Senior Vice President, United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam
Vice President and Principal Financial Officer	Management and Putnam Retail Management. Prior to 2004,
Since 2002	General Counsel, State Street Research & Management Company

Senior Managing Director, Putnam Investments	Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2004
Vice President, Principal Accounting Officer
and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002

Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

Beth S. Mazor (Born 1958)	Wanda M. McManus (Born 1947)
Vice President	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2002	Since 2005

Managing Director, Putnam Investments	Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
James P. Pappas (Born 1953)	and Proxy Manager
Vice President	Since 2005
Since 2004

Managing Director, Putnam Investments and Putnam
Management. During 2002, Chief Operating Officer,
Atalanta/Sosnoff Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

Putnam Variable Trust

FUND INFORMATION

Investment Manager	Custodians
Putnam Investment Management, LLC	Putnam Fiduciary Trust Company
One Post Office Square	State Street Bank and Trust Company
Boston, MA 02109
Legal Counsel
Investment Sub-Manager	Ropes & Gray LLP
Putnam Investments Limited
57-59 St. James’s Street	Independent Registered
London, England SW1A 1LD	Public Accounting Firm
Not applicable to all funds.	PricewaterhouseCoopers LLP

Marketing Services	Trustees
Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	Jameson Adkins Baxter, Vice Chairman
Boston, MA 02109	Charles B. Curtis
Myra R. Drucker
Investor Servicing Agent	Charles E. Haldeman, Jr.
Putnam Investor Services	Paul L. Joskow
Mailing address:	Elizabeth T. Kennan
P.O. Box 41203	Kenneth R. Leibler
Providence, RI 02940-1203	Robert E. Patterson
1-800-225-1581	George Putnam, III
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust’s policies, charges, and other matters of interest for the prospective investor.

The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT # 269

AN505 240817 2/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2006	$1,592,572*	$4,825	$86,353	$42,792
December 31, 2005	$1,294,412*	$--	$89,931	$ 1,253

* Includes fees of $10,021 and $ 954 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2006 and December 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2006 and December 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $360,633 and $277,813 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities, an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
December 31,
2006	$ -	$ 95,192	$ -	$ -
December
31, 2005	$ -	$ 62,968	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2007